UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23304

Invesco Exchange-Traded Self-Indexed Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Road

Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Anna Paglia

President

3500 Lacey Road

Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end: August 31

Date of reporting period: August 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Invesco Annual Report to Shareholders August 31, 2023

BSCN	Invesco BulletShares 2023 Corporate Bond ETF

BSCO	Invesco BulletShares 2024 Corporate Bond ETF

BSCP	Invesco BulletShares 2025 Corporate Bond ETF

BSCQ	Invesco BulletShares 2026 Corporate Bond ETF

BSCR	Invesco BulletShares 2027 Corporate Bond ETF

BSCS	Invesco BulletShares 2028 Corporate Bond ETF

BSCT	Invesco BulletShares 2029 Corporate Bond ETF

BSCU	Invesco BulletShares 2030 Corporate Bond ETF

BSCV	Invesco BulletShares 2031 Corporate Bond ETF

BSCW	Invesco BulletShares 2032 Corporate Bond ETF

BSJN	Invesco BulletShares 2023 High Yield Corporate Bond ETF

BSJO	Invesco BulletShares 2024 High Yield Corporate Bond ETF

BSJP	Invesco BulletShares 2025 High Yield Corporate Bond ETF

BSJQ	Invesco BulletShares 2026 High Yield Corporate Bond ETF

BSJR	Invesco BulletShares 2027 High Yield Corporate Bond ETF

BSJS	Invesco BulletShares 2028 High Yield Corporate Bond ETF

BSJT	Invesco BulletShares 2029 High Yield Corporate Bond ETF

BSJU	Invesco BulletShares 2030 High Yield Corporate Bond ETF

BSMN	Invesco BulletShares 2023 Municipal Bond ETF

BSMO	Invesco BulletShares 2024 Municipal Bond ETF

BSMP	Invesco BulletShares 2025 Municipal Bond ETF

BSMQ	Invesco BulletShares 2026 Municipal Bond ETF

BSMR	Invesco BulletShares 2027 Municipal Bond ETF

BSMS	Invesco BulletShares 2028 Municipal Bond ETF

BSMT	Invesco BulletShares 2029 Municipal Bond ETF

BSMU	Invesco BulletShares 2030 Municipal Bond ETF

BSMV	Invesco BulletShares 2031 Municipal Bond ETF

BSMW	Invesco BulletShares 2032 Municipal Bond ETF

2

The Market Environment

Fixed Income

The beginning of the fiscal year was headlined by the US Federal Reserve (the Fed) continuing its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing to not push the economy into a recession. The Fed aggressively raised its federal funds rate at the beginning of the fiscal year: a 0.75% hike in November, its largest hike since 1994, a 0.50% hike in December and a 0.25% hike in January, to a target federal funds rate of 4.50% to 4.75%.1

A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, significant volatility plagued fixed income markets as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread pushed overall corporate spread premiums wider over the fiscal year. However, issues did not seem to be systemic as policymakers responded swiftly which calmed markets. The Fed, aiming to further stabilize markets, continued course with their hawkish policy with two 0.25% hikes in March and May to a target federal funds rate of 5.00% to 5.25%. Markets stabilized due to milder inflation data and better-than-expected corporate earnings.

Through the second quarter of 2023, global economic growth remained resilient but bifurcated as emerging markets and Asian economies showed robust growth while developed western economies had sluggish yet positive growth. US labor markets maintained momentum with unemployment still at historic lows despite a slight uptick at the end of May. Inflation generally eased in developed economies, largely driven by moderation in the goods component of inflation. However, core inflation remained more stubborn and led to developed central banks to continue tightening, showcased by another 0.25% hike by the Fed in July, bringing the target rate from 5.25% to 5.50%, its highest level since June 2006.1 While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 3.45% to 4.85% during the fiscal year, while 10-year Treasury rates increased from 3.53% to 4.48%.2 At the end of the fiscal year, the yield curve remained inverted. Additionally, in August, US debt was downgraded by the Fitch credit rating agency from AAA to AA† on the premise of expected fiscal deterioration over the next three years.3

We believe markets have priced in that the Fed is near the end or has finished its interest rate hiking cycle, with the expectations that the US is likely to avoid a substantial broad-based recession. We expect some weakness in the second half of the calendar year as policymakers accomplish a bumpy landing. We anticipate economic activity will remain relatively resilient. In the US, we believe rate hikes are ending and inflation will continue to fall significantly, albeit imperfectly. As we enter 2024, we expect a more positive growth outlook to unfold as the US economy recovers.

[1]	Source: Federal Reserve of Economic Data
[2]	Source: US Department of the Treasury
[3]	Source: Fitch Ratings
†

A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

3

BSCN	Management’s Discussion of Fund Performance
Invesco BulletShares 2023 Corporate Bond ETF (BSCN)

As an index fund, the Invesco BulletShares 2023 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2023 Index (the “2023 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2023 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2023. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2023. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 4.09%. On a net asset value (“NAV”) basis, the Fund returned 4.04%. During the same time period, the Index returned 4.21%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned 0.90%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 7,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the pharmaceuticals industry and most underweight in the banking industry during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2023, the banks industry contributed most significantly to the Fund’s return, followed by the consumer finance industry. The passenger airlines industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Sprint LLC, 7.88% coupon, due 09/15/2023, a wireless telecommunication services company (portfolio average weight of 3.62%), and Oracle Corp., 2.40% coupon, due 09/15/2023, a software company (portfolio average weight of 2.08%). The only position that detracted from the Fund’s return during the period was Delta Air Lines, Inc., 3.80% coupon, due 4/19/2023, a passenger airlines company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
U.S. Treasury Securities	35.96
Financials	15.06
Health Care	12.42
Energy	7.27
Information Technology	6.36
Utilities	4.93
Communication Services	4.19
Consumer Staples	4.17
Industrials	3.91
Sector Types Each Less Than 3%	4.19
Money Market Funds Plus Other Assets Less Liabilities	1.54

4

Invesco BulletShares 2023 Corporate Bond ETF (BSCN) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
U.S. Treasury Bills, 5.30%–5.32%, 10/19/2023	22.00
U.S. Treasury Bills, 5.21%–5.27%, 09/21/2023	13.96
Sprint LLC, 7.88%, 09/15/2023	3.49
Oracle Corp., 2.40%, 09/15/2023	2.05
Goldman Sachs Group, Inc. (The), 1.22%, 12/06/2023	1.57
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.15%, 10/29/2023	1.51
Schlumberger Investment S.A., 3.65%, 12/01/2023	1.32
Bristol-Myers Squibb Co., 0.54%, 11/13/2023	1.28
Gilead Sciences, Inc., 0.75%, 09/29/2023	1.25
Microsoft Corp., 3.63%, 12/15/2023	1.23
Total	49.66

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2023 Index	4.21%	1.17%	3.54%	3.52%	18.86%	3.47%	35.72%
Bloomberg U.S. Corporate Index	0.90	(4.17)	(11.98)	1.41	7.24	2.09	20.37
Fund
NAV Return	4.04	1.05	3.19	3.36	17.97	3.34	34.15
Market Price Return	4.09	1.02	3.10	3.32	17.73	3.32	33.94

5

Invesco BulletShares 2023 Corporate Bond ETF (BSCN) (continued)

Guggenheim BulletShares 2023 Corporate Bond ETF (the “Predecessor Fund”) Inception: September 17, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

6

BSCO	Management’s Discussion of Fund Performance
Invesco BulletShares 2024 Corporate Bond ETF (BSCO)

As an index fund, the Invesco BulletShares 2024 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2024 Index (the “2024 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2024 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2024. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2024. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 2.81%. On a net asset value (“NAV”) basis, the Fund returned 2.67%. During the same time period, the Index returned 2.77%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned 0.90%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 7,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer finance industry and most underweight in the electric utilities industry during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2023, the banks industry contributed most significantly to the Fund’s return, followed by the consumer finance industry. There were no industries that detracted from the Fund’s return during the period.

Positions that contributed the most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.65% coupon, due 10/29/2024, a financial services company (portfolio average weight of 0.95%), and Sprint LLC, 7.13% coupon, due 6/15/2024, a wireless telecommunication services company (portfolio average weight of 0.79%). No positions detracted from the Fund’s return during the period.

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Financials	35.91
Health Care	10.61
Information Technology	9.55
Industrials	8.22
Consumer Discretionary	8.13
Energy	7.61
Consumer Staples	6.69
Communication Services	4.47
Utilities	4.16
Sector Types Each Less Than 3%	3.31
Money Market Funds Plus Other Assets Less Liabilities	1.34

7

Invesco BulletShares 2024 Corporate Bond ETF (BSCO) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
AbbVie, Inc., 2.60%, 11/21/2024	1.11
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.65%, 10/29/2024	0.95
Goldman Sachs Group, Inc. (The), 4.00%, 03/03/2024	0.91
Morgan Stanley, Series F, 3.88%, 04/29/2024	0.91
Bank of America Corp., 4.20%, 08/26/2024	0.90
Boeing Co. (The), 1.43%, 02/04/2024	0.90
Morgan Stanley, 3.70%, 10/23/2024	0.90
JPMorgan Chase & Co., 3.88%, 09/10/2024	0.90
Credit Suisse AG, 3.63%, 09/09/2024	0.84
Sprint LLC, 7.13%, 06/15/2024	0.77
Total	9.09

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2024 Index	2.77%	(0.13)%	(0.38)%	3.27%	17.45%	3.41%	35.02%
Bloomberg U.S. Corporate Index	0.90	(4.17)	(11.98)	1.41	7.24	2.09	20.37
Fund
NAV Return	2.67	(0.22)	(0.67)	3.12	16.63	3.22	32.86
Market Price Return	2.81	(0.24)	(0.71)	3.09	16.45	3.22	32.86

8

Invesco BulletShares 2024 Corporate Bond ETF (BSCO) (continued)

Guggenheim BulletShares 2024 Corporate Bond ETF (the “Predecessor Fund”) Inception: September 17, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

9

BSCP	Management’s Discussion of Fund Performance
Invesco BulletShares 2025 Corporate Bond ETF (BSCP)

As an index fund, the Invesco BulletShares 2025 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2025 Index (the “2025 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2025 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2025. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2025. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 2.19%. On a net asset value (“NAV”) basis, the Fund returned 1.99%. During the same time period, the Index returned 2.10%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned 0.90%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 7,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer finance industry and most underweight in the electric utilities industry during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2023, the banks industry contributed most significantly to the Fund’s return, followed by the consumer finance industry. There were no industries that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Charter Communications Operating LLC, 4.91% coupon, due 7/23/2025, a media company (portfolio average weight of 1.01%), and Banco Santander S.A., 5.15% coupon, due 8/18/2025, a banks company (portfolio average weight of 0.39%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2023, included QVC Inc., 4.45% coupon, due 2/15/2025, a broadline retail company (no longer held at fiscal year-end), and Valero Energy Corp., 2.85% coupon, due 4/15/2025, an oil, gas & consumable fuels company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Financials	34.10
Health Care	11.39
Industrials	8.99
Consumer Discretionary	8.90
Information Technology	8.67
Energy	8.08
Consumer Staples	5.48
Communication Services	4.79
Utilities	4.05
Real Estate	3.00
Materials	1.59
Money Market Funds Plus Other Assets Less Liabilities	0.96

10

Invesco BulletShares 2025 Corporate Bond ETF (BSCP) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	1.01
Visa, Inc., 3.15%, 12/14/2025	0.88
AbbVie, Inc., 3.60%, 05/14/2025	0.83
Boeing Co. (The), 4.88%, 05/01/2025	0.79
Goldman Sachs Group, Inc. (The), 3.50%, 04/01/2025	0.77
Oracle Corp., 2.50%, 04/01/2025	0.76
Microsoft Corp., 3.13%, 11/03/2025	0.66
Morgan Stanley, 4.00%, 07/23/2025	0.66
CVS Health Corp., 3.88%, 07/20/2025	0.63
Exxon Mobil Corp., 2.99%, 03/19/2025	0.61
Total	7.60

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2025 Index	2.10%	(1.11)%	(3.31)%	3.09%	16.41%	3.13%	27.53%
Bloomberg U.S. Corporate Index	0.90	(4.17)	(11.98)	1.41	7.24	2.07	17.56
Fund
NAV Return	1.99	(1.21)	(3.58)	2.98	15.84	2.93	25.60
Market Price Return	2.19	(1.21)	(3.58)	2.92	15.48	2.93	25.62

11

Invesco BulletShares 2025 Corporate Bond ETF (BSCP) (continued)

Guggenheim BulletShares 2025 Corporate Bond ETF (the “Predecessor Fund”) Inception: October 7, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

12

BSCQ	Management’s Discussion of Fund Performance
Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)

As an index fund, the Invesco BulletShares 2026 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2026 Index (the “2026 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2026 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2026. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2026. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 1.95%. On a net asset value (“NAV”) basis, the Fund returned 1.64%. During the same time period, the Index returned 1.80%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned 0.90%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 7,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer finance industry and most underweight in the electric utilities industry during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2023, the banks industry contributed most significantly to the Fund’s return. The textiles, apparel & luxury goods industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Boeing Co. (The), 2.20% coupon, due 2/4/2026, an aerospace & defense company (portfolio average weight of 1.22%), and Aercap Ireland Capital DAC / Aercap Global Aviation Trust, 2.45% coupon, due 10/29/2026, a financial services company (portfolio average weight of 0.82%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2023, included SVB Financial Group, 10/28/26, a banks company (no longer held at fiscal year-end), and MPT Operating Partnership LP, 5.25% coupon, due 08/01/2026, a diversified REITs company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Financials	33.32
Health Care	10.18
Information Technology	9.97
Industrials	8.07
Consumer Discretionary	7.51
Energy	6.93
Consumer Staples	6.46
Communication Services	6.08
Utilities	4.65
Real Estate	4.55
Materials	1.38
Money Market Funds Plus Other Assets Less Liabilities	0.90

13

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Boeing Co. (The), 2.20%, 02/04/2026	1.22
Dell International LLC/EMC Corp., 6.02%, 06/15/2026	1.09
Microsoft Corp., 2.40%, 08/08/2026	0.92
AbbVie, Inc., 2.95%, 11/21/2026	0.89
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.45%, 10/29/2026	0.81
Wells Fargo & Co., 3.00%, 04/22/2026	0.81
Wells Fargo & Co., 3.00%, 10/23/2026	0.77
Apple, Inc., 3.25%, 02/23/2026	0.74
Morgan Stanley, 3.88%, 01/27/2026	0.71
HSBC Holdings PLC, 4.30%, 03/08/2026	0.71
Total	8.67

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2026 Index	1.80%	(2.00)%	(5.89)%	3.01%	15.98%	2.20%	16.36%
Bloomberg U.S. Corporate Index	0.90	(4.17)	(11.98)	1.41	7.24	1.35	9.77
Fund
NAV Return	1.64	(2.12)	(6.22)	2.89	15.33	2.12	15.70
Market Price Return	1.95	(2.15)	(6.31)	2.87	15.18	2.12	15.72

14

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ) (continued)

Guggenheim BulletShares 2026 Corporate Bond ETF (the “Predecessor Fund”) Inception: September 14, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

15

BSCR	Management’s Discussion of Fund Performance
Invesco BulletShares 2027 Corporate Bond ETF (BSCR)

As an index fund, the Invesco BulletShares 2027 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2027 Index (the “2027 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2027 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2027. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2027. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 2.01%. On a net asset value (“NAV”) basis, the Fund returned 1.53%. During the same time period, the Index returned 1.58%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned 0.90%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 7,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer finance industry and most underweight in the banks industry during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2023, the banks industry contributed most significantly to the Fund’s return, followed by the capital markets industry. There were no industries that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Banco Santander S.A., 5.29% coupon, due 8/18/2027, a banks company (portfolio average weight of 0.48%), and Celanese US Holdings LLC, 6.17% coupon, due 7/15/2027, a chemicals company (portfolio average weight of 0.56%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2023, included MPT Operating Partnership LP, 5.00% coupon, due 10/15/2027, a diversified REITs company (no longer held at fiscal year-end), and KeyBank N.A., 5.85% coupon, due 11/15/2027, a banks company (portfolio average weight of 0.28%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Financials	27.39
Health Care	10.61
Information Technology	10.57
Consumer Discretionary	9.31
Consumer Staples	8.07
Industrials	7.95
Communication Services	6.72
Energy	6.62
Utilities	5.71
Real Estate	3.29
Materials	2.75
Money Market Funds Plus Other Assets Less Liabilities	1.01

16

Invesco BulletShares 2027 Corporate Bond ETF (BSCR) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Microsoft Corp., 3.30%, 02/06/2027	1.06
Warnermedia Holdings, Inc., 3.76%, 03/15/2027	1.03
Citigroup, Inc., 4.45%, 09/29/2027	1.02
Amazon.com, Inc., 3.15%, 08/22/2027	0.91
Verizon Communications, Inc., 4.13%, 03/16/2027	0.86
Goldman Sachs Group, Inc. (The), 3.85%, 01/26/2027	0.79
Morgan Stanley, 3.63%, 01/20/2027	0.79
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/2027	0.76
Oracle Corp., 3.25%, 11/15/2027	0.71
Meta Platforms, Inc., 3.50%, 08/15/2027	0.71
Total	8.64

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2027 Index	1.58%	(2.26)%	(6.63)%	2.91%	15.42%	2.24%	14.02%
Bloomberg U.S. Corporate Index	0.90	(4.17)	(11.98)	1.41	7.24	1.08	6.58
Fund
NAV Return	1.53	(2.33)	(6.84)	2.81	14.85	2.08	12.97
Market Price Return	2.01	(2.33)	(6.83)	2.78	14.70	2.08	13.00

17

Invesco BulletShares 2027 Corporate Bond ETF (BSCR) (continued)

Guggenheim BulletShares 2027 Corporate Bond ETF (the “Predecessor Fund”) Inception: September 27, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

18

BSCS	Management’s Discussion of Fund Performance
Invesco BulletShares 2028 Corporate Bond ETF (BSCS)

As an index fund, the Invesco BulletShares 2028 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2028 Index (the “2028 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2028 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2028. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2028. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 2.38%. On a net asset value (“NAV”) basis, the Fund returned 1.97%. During the same time period, the Index returned 2.11%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned 0.90%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 7,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer finance industry and most underweight in the banks industry during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2023, the health care providers & services industry contributed most significantly to the Fund’s return, followed by the consumer finance industry. The biotechnology industry detracted most significantly from the Fund’s return, followed by the broadline retail industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Aercap Ireland Capital DAC/Aercap Global Aviation Trust, 3.00% coupon, due 10/29/2028, a financial services company (portfolio average weight of 1.16%), and Netflix, Inc., 5.88% coupon, due 11/15/2028, an entertainment company (portfolio average weight of 0.69%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2023, included KeyCorp, 4.10% coupon, due 4/30/2028, a banks company (portfolio average weight of 0.24%), and Amgen, Inc., 5.15% coupon, due 3/2/2028, a biotechnology company (portfolio average weight of 1.35%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Financials	20.87
Health Care	14.01
Industrials	9.58
Information Technology	9.49
Utilities	9.08
Consumer Staples	8.52
Communication Services	7.95
Consumer Discretionary	6.03
Energy	6.01
Real Estate	5.96
Materials	1.37
Money Market Funds Plus Other Assets Less Liabilities	1.13

19

Invesco BulletShares 2028 Corporate Bond ETF (BSCS) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
CVS Health Corp., 4.30%, 03/25/2028	1.69
Amgen, Inc., 5.15%, 03/02/2028	1.32
Cigna Group (The), 4.38%, 10/15/2028	1.29
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.00%, 10/29/2028	1.14
RTX Corp., 4.13%, 11/16/2028	1.01
Credit Suisse AG, 7.50%, 02/15/2028	0.95
Sprint Capital Corp., 6.88%, 11/15/2028	0.92
Verizon Communications, Inc., 2.10%, 03/22/2028	0.87
Anheuser-Busch InBev Worldwide, Inc., 4.00%, 04/13/2028	0.85
Apple, Inc., 1.20%, 02/08/2028	0.76
Total	10.8

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2028 Index	2.11%	(2.68)%	(7.81)%	2.78%	14.71%	2.83%	15.17%
Bloomberg U.S. Corporate Index	0.90	(4.17)	(11.98)	1.41	7.24	1.47	7.65
Fund
NAV Return	1.97	(2.80)	(8.17)	2.61	13.73	2.65	14.14
Market Price Return	2.38	(2.79)	(8.12)	2.59	13.65	2.62	14.00

20

Invesco BulletShares 2028 Corporate Bond ETF (BSCS) (continued)

Fund Inception: August 9, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

21

BSCT	Management’s Discussion of Fund Performance
Invesco BulletShares 2029 Corporate Bond ETF (BSCT)

As an index fund, the Invesco BulletShares 2029 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2029 Index (the “2029 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2029 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2029. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2029. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 2.29%. On a net asset value (“NAV”) basis, the Fund returned 1.79%. During the same time period, the Index returned 1.93%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned 0.90%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 7,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care providers & services industry and most underweight in the banks industry during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2023, the oil, gas & consumable fuels industry contributed most significantly to the Fund’s return, followed by the health care providers & services industry. The real estate management & development industry detracted most significantly from the Fund’s return, followed by the personal care products industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Cheniere Energy Partners LP, 4.50% coupon, due 10/1/2029, an oil, gas & consumable fuels company (portfolio average weight of 0.70%), and Centene Corp., 4.63% coupon, due 12/15/2029, a health care providers & services company (portfolio average weight of 1.50%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2023, included Hudson Pacific Properties LP, 4.65% coupon, due 4/1/2029, a diversified REIT company (portfolio average weight of 0.19%), and KeyCorp, 2.55% coupon, due 10/1/2029, a banks company (portfolio average weight of 0.30%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Financials	17.83
Health Care	13.48
Information Technology	9.82
Communication Services	9.46
Consumer Staples	9.30
Energy	8.16
Consumer Discretionary	7.85
Industrials	7.25
Real Estate	6.48
Utilities	5.38
Materials	3.76
Money Market Funds Plus Other Assets Less Liabilities	1.23

22

Invesco BulletShares 2029 Corporate Bond ETF (BSCT) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
AbbVie, Inc., 3.20%, 11/21/2029	2.43
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 01/23/2029	2.08
Verizon Communications, Inc., 4.02%, 12/03/2029	1.82
Centene Corp., 4.63%, 12/15/2029	1.49
International Business Machines Corp., 3.50%, 05/15/2029	1.49
AT&T, Inc., 4.35%, 03/01/2029	1.41
Fiserv, Inc., 3.50%, 07/01/2029	1.36
Wells Fargo & Co., 4.15%, 01/24/2029	1.17
Sumitomo Mitsui Financial Group, Inc., 3.04%, 07/16/2029	1.08
T-Mobile USA, Inc., 3.38%, 04/15/2029	1.04
Total	15.37

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2029 Index	1.93%	(3.37)%	(9.78)%	0.07%	0.28%
Bloomberg U.S. Corporate Index	0.90	(4.17)	(11.98)	(0.94)	(3.68)
Fund
NAV Return	1.79	(3.49)	(10.11)	(0.07)	(0.26)
Market Price Return	2.29	(3.47)	(10.06)	(0.17)	(0.67)

23

Invesco BulletShares 2029 Corporate Bond ETF (BSCT) (continued)

Fund Inception: September 12, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

24

BSCU	Management’s Discussion of Fund Performance
Invesco BulletShares 2030 Corporate Bond ETF (BSCU)

As an index fund, the Invesco BulletShares 2030 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2030 Index (the “2030 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2030 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2030. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2030. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 1.82%. On a net asset value (“NAV”) basis, the Fund returned 1.27%. During the same time period, the Index returned 1.35%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned 0.90%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 7,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the pharmaceuticals industry and most underweight in the aerospace & defense industry during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection within the aerospace & defense industry.

For the fiscal year ended August 31, 2023, the aerospace & defense industries contributed most significantly to the Fund’s return, followed by the oil, gas & consumable fuels industry. The banks industry detracted most significantly from the Fund’s return, followed by the pharmaceuticals industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Boeing Co., 5.15% coupon, due 5/1/2030, an aerospace & defense company (portfolio average weight of 2.29%), and Pacific Gas and Electric, Co., 4.55% coupon, due 7/1/2030, an electric utilities company (portfolio average weight of 0.30%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2023, included SVB Financial Group, due 6/5/2030, a banks company (no longer held at fiscal year-end), and Amgen, Inc., 5.25% coupon, due 3/2/2030, a biotechnology company (portfolio average weight of 1.46%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Health Care	19.09
Financials	15.72
Energy	10.55
Consumer Staples	9.16
Industrials	9.13
Consumer Discretionary	8.88
Utilities	7.61
Information Technology	7.10
Materials	4.71
Real Estate	3.92
Communication Services	3.22
Money Market Funds Plus Other Assets Less Liabilities	0.91

25

Invesco BulletShares 2030 Corporate Bond ETF (BSCU) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Boeing Co. (The), 5.15%, 05/01/2030	2.27
Pacific Gas and Electric Co., 4.55%, 07/01/2030	1.45
Amgen, Inc., 5.25%, 03/02/2030	1.43
Philip Morris International, Inc., 5.13%, 02/15/2030	1.13
Takeda Pharmaceutical Co. Ltd., 2.05%, 03/31/2030	1.06
Centene Corp., 3.00%, 10/15/2030	0.95
Alphabet, Inc., 1.10%, 08/15/2030	0.94
Exxon Mobil Corp., 2.61%, 10/15/2030	0.90
Centene Corp., 3.38%, 02/15/2030	0.87
NextEra Energy Capital Holdings, Inc., 2.25%, 06/01/2030	0.86
Total	11.86

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2030 Index	1.35%	(4.61)%	(13.01)%
Bloomberg U.S. Corporate Index	0.90	(4.35)	(12.32)
Fund
NAV Return	1.27	(4.64)	(13.11)
Market Price Return	1.82	(4.70)	(13.26)

26

Invesco BulletShares 2030 Corporate Bond ETF (BSCU) (continued)

Fund Inception: September 16, 2020

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

27

BSCV	Management’s Discussion of Fund Performance
Invesco BulletShares 2031 Corporate Bond ETF (BSCV)

As an index fund, the Invesco BulletShares 2031 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2031 Index (the “2031 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2031 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2031. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2031. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 1.10%. On a net asset value (“NAV”) basis, the Fund returned 0.73%. During the same time period, the Index returned 0.83%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned 0.90%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 7,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the diversified telecommunication services industry and most underweight in the banks industry during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection within the diversified REITs industry.

For the fiscal year ended August 31, 2023, the oil, gas & consumable fuels industry contributed most significantly to the Fund’s return followed by the software industry. The diversified REITs industry detracted most significantly from the Fund’s return, followed by the pharmaceuticals industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Oracle Corp., 2.88% coupon, due 3/25/2031, a software company (portfolio average weight of 1.53%), and Kyndryl Holdings Inc., 3.15% coupon, due 10/15/2031, an IT services company (portfolio average weight of 0.28%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2023, included Amazon.com, Inc., 2.10% coupon, due 5/12/2031, a broadline retail company (portfolio average weight of 1.38%), and Merck & Co., Inc., 2.15% coupon, due 12/10/2031, a pharmaceuticals company (portfolio average weight of 2.15%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Financials	12.48
Communication Services	12.24
Health Care	11.20
Information Technology	11.16
Real Estate	9.76
Utilities	8.61
Consumer Staples	8.38
Industrials	8.36
Consumer Discretionary	7.79
Energy	7.51
Materials	1.58
Money Market Funds Plus Other Assets Less Liabilities	0.93

28

Invesco BulletShares 2031 Corporate Bond ETF (BSCV) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Verizon Communications, Inc., 2.55%, 03/21/2031	1.85
Orange S.A., 9.00%, 03/01/2031	1.64
Oracle Corp., 2.88%, 03/25/2031	1.51
Amazon.com, Inc., 2.10%, 05/12/2031	1.36
AT&T, Inc., 2.75%, 06/01/2031	1.36
Apple, Inc., 1.65%, 02/08/2031	1.24
T-Mobile USA, Inc., 3.50%, 04/15/2031	1.18
Walt Disney Co. (The), 2.65%, 01/13/2031	1.17
Ally Financial, Inc., 8.00%, 11/01/2031	1.12
Mercedes-Benz Finance North America LLC, 8.50%, 01/18/2031	1.01
Total	13.44

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2031 Index	0.83%	(8.21)%	(15.45)%
Bloomberg U.S. Corporate Index	0.90	(7.73)	(14.57)
Fund
NAV Return	0.73	(8.32)	(15.64)
Market Price Return	1.10	(8.34)	(15.68)

29

Invesco BulletShares 2031 Corporate Bond ETF (BSCV) (continued)

Fund Inception: September 15, 2021

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

30

BSCW	Management’s Discussion of Fund Performance
Invesco BulletShares 2032 Corporate Bond ETF (BSCW)

As an index fund, the Invesco BulletShares 2032 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2032 Index (the “2032 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2032 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2032.

The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2032. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (September 8, 2022, the first day of trading on the exchange) through August 31, 2023, on a market price basis, the Fund returned 3.43%. On a net asset value (“NAV”) basis, the Fund returned 3.40%. During the same time period, the Index returned 2.20%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the positive effects of the sampling approach employed by the portfolio management team, which were partially offset by the fees and operating expenses incurred by the Fund and costs associated with portfolio rebalancing during the period.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned 1.98%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 7,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the diversified telecommunication services industry and most underweight in the banks industry during the fiscal period ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection within the oil, gas & consumable fuels industry.

For the fiscal period ended August 31, 2023, the oil, gas & consumable fuels industry contributed most significantly to the Fund’s return, followed by the financial services industry. The pharmaceuticals industry detracted most significantly from the Fund’s return, followed by the electrical equipment industry.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2023, included Sprint Capital Corp., 8.75% coupon, due 3/15/2032, a wireless telecommunications services company (portfolio average weight of 1.28%), and International Business Machines Co., 4.40% coupon, due 7/27/2032, an IT services company (portfolio average weight of 0.37%). Positions that detracted most significantly from the Fund’s return for the fiscal period ended August 31, 2023, included Keybank N.A., 4.90% coupon, due 8/8/2032, a banks company (portfolio average weight of 0.36%), and Citizens Financial Group, Inc., 2.64% coupon, due 9/30/2032, a banks company (portfolio average weight of 0.23%).

31

Invesco BulletShares 2032 Corporate Bond ETF (BSCW) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Financials	17.07
Communication Services	12.18
Utilities	10.83
Consumer Staples	10.18
Information Technology	9.36
Consumer Discretionary	8.77
Industrials	7.23
Health Care	7.21
Real Estate	7.09
Energy	5.55
Materials	3.18
Money Market Funds Plus Other Assets Less Liabilities	1.35

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Warnermedia Holdings, Inc., 4.28%, 03/15/2032	2.33
Verizon Communications, Inc., 2.36%, 03/15/2032	1.94
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 01/30/2032	1.74
Meta Platforms, Inc., 3.85%, 08/15/2032	1.44
Oracle Corp., 6.25%, 11/09/2032	1.24
Sprint Capital Corp., 8.75%, 03/15/2032	1.23
Amazon.com, Inc., 3.60%, 04/13/2032	1.22
Amazon.com, Inc., 4.70%, 12/01/2032	1.18
AT&T, Inc., 2.25%, 02/01/2032	1.03
Toronto-Dominion Bank (The), 4.46%, 06/08/2032	0.98
Total	14.33

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

Fund Inception
Index	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2032 Index	2.20%
Bloomberg U.S. Corporate Index	1.98
Fund
NAV Return	3.40
Market Price Return	3.43

32

Invesco BulletShares 2032 Corporate Bond ETF (BSCW) (continued)

Fund Inception: September 8, 2022

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

33

BSJN	Management’s Discussion of Fund Performance
Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)

As an index fund, the Invesco BulletShares 2023 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2023 Index (the “High Yield 2023 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2023 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2023. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2023. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 6.39%. On a net asset value (“NAV”) basis, the Fund returned 6.16%. During the same time period, the Index returned 6.62%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate High Yield Index (the “Benchmark Index”) returned 7.16%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the containers & packaging industry and most underweight in the hotels, restaurants & leisure industry during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection within the IT services industry.

For the fiscal year ended August 31, 2023, the hotels, restaurants & leisure industry contributed most significantly to the Fund’s return, followed by the oil, gas & consumable fuels and consumer finance industries, respectively. The IT services industry detracted most significantly from the Fund’s return during the period, followed by the machinery and wireless telecommunication services industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Verscend Escrow Corp., 9.75% coupon, due 8/15/2026, a financial services company (portfolio average weight of 4.17%), and Dish DBS Corp., 5.00% coupon, due 3/15/2023, a media company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during the period included Sensata Technologies BV, 4.88% coupon, due 10/15/2023, an electrical equipment company (no longer held at fiscal year-end) and Sprint Corp., 7.88% coupon, due 9/15/2023, a wireless telecommunication services company (no longer held at fiscal year-end).

34

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
U.S. Treasury Securities	76.15
Financials	7.24
Consumer Discretionary	4.58
Materials	3.77
Sector Types Each Less Than 3%	5.90
Money Market Funds Plus Other Assets Less Liabilities	2.36

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
U.S. Treasury Bills, 5.26%, 09/21/2023	41.93
U.S. Treasury Bills, 5.30%-5.32%, 10/19/2023	34.22
Verscend Escrow Corp., 9.75%, 08/15/2026	4.15
Ball Corp., 4.00%, 11/15/2023	3.77
Ford Motor Credit Co. LLC, 3.37%, 11/17/2023	2.40
Fortress Transportation and Infrastructure Investors LLC, 9.75%, 08/01/2027	1.36
Encompass Health Corp., 5.75%, 09/15/2025	1.30
Yum! Brands, Inc., 3.88%, 11/01/2023	1.23
Southwestern Energy Co., 8.38%, 09/15/2028	1.17
Navient Corp., 7.25%, 09/25/2023	1.13
Total	92.66

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2023 Index	6.62%	3.21%	9.93%	3.55%	19.03%	5.08%	47.94%
Bloomberg US Corporate High Yield Index	7.16	1.81	5.53	3.32	17.74	4.91	46.01
Fund
NAV Return	6.16	2.41	7.39	2.60	13.69	4.17	38.03
Market Price Return	6.39	2.45	7.53	2.56	13.48	4.17	38.09

35

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN) (continued)

Guggenheim BulletShares 2023 High Yield Corporate Bond ETF (the “Predecessor Fund”) Inception: October 7, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

36

BSJO	Management’s Discussion of Fund Performance
Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)

As an index fund, the Invesco BulletShares 2024 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2024 Index (the “High Yield 2024 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2024 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2024. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2024. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 8.13%. On a net asset value (“NAV”) basis, the Fund returned 7.70%. During the same time period, the Index returned 8.18%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate High Yield Index (the “Benchmark Index”) returned 7.16%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer finance industry and most underweight in the health care providers & services industry during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2023, the industrial conglomerates industry contributed most significantly to the Fund’s return, followed by the oil, gas & consumable fuels and consumer finance industries, respectively. The construction & engineering industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Dish DBS Corp., 5.88% coupon, due 11/15/2024, a media company (portfolio average weight of 5.15%) and Intesa Sanpaolo SpA, 5.02% coupon, due 6/26/2024, a banks company (portfolio average weight of 4.88%). Positions that detracted most significantly from the Fund’s return during the period included Cheniere Energy Partners LP, 4.50% coupon, due 10/1/2029, an oil, gas & consumable fuels company (no longer held at fiscal year-end) and Cornerstone Chemical Co., 10.25% coupon, due 9/1/2027, a chemicals company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Consumer Discretionary	25.10
Financials	19.07
Industrials	16.71
Communication Services	13.29
Energy	11.96
Health Care	3.04
Sector Types Each Less Than 3%	5.61
Money Market Funds Plus Other Assets Less Liabilities	5.22

37

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
DISH DBS Corp., 5.88%, 11/15/2024	5.09
Intesa Sanpaolo S.p.A., 5.02%, 06/26/2024	4.88
WESCO Distribution, Inc., 7.13%, 06/15/2025	4.86
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.75%, 09/15/2024	3.51
Uber Technologies, Inc., 7.50%, 05/15/2025	3.43
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/2025	3.27
Rakuten Group, Inc., 10.25%, 11/30/2024	3.17
Navient Corp., 6.13%, 03/25/2024	2.78
Goodyear Tire & Rubber Co. (The), 9.50%, 05/31/2025	2.71
Ford Motor Credit Co. LLC, 4.06%, 11/01/2024	2.46
Total	36.16

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2024 Index	8.18%	2.93%	9.05%	3.65%	19.61%	4.26%	33.72%
Bloomberg US Corporate High Yield Index	7.16	1.81	5.53	3.32	17.74	4.18	32.95
Fund
NAV Return	7.70	2.25	6.90	3.09	16.46	3.54	27.37
Market Price Return	8.13	2.29	7.02	3.07	16.34	3.55	27.52

38

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO) (continued)

Guggenheim BulletShares 2024 High Yield Corporate Bond ETF (the “Predecessor Fund”) Inception: September 14, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

39

BSJP	Management’s Discussion of Fund Performance
Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)

As an index fund, the Invesco BulletShares 2025 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2025 Index (the “High Yield 2025 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2025 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2025. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2025. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 8.41%. On a net asset value (“NAV”) basis, the Fund returned 7.79%. During the same time period, the Index returned 8.86%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as negative impacts from the Fund’s sampling methodology, and costs associated with portfolio rebalancing and trading.

During this same time period, the Bloomberg U.S. Corporate High Yield Index (the “Benchmark Index”) returned 7.16%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately

2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the hotels, restaurants & leisure industry and most underweight in the media industry during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2023, the hotels, restaurants & leisure industry contributed most significantly to the Fund’s return, followed by the oil, gas & consumable fuels and the consumer finance industries, respectively. The health care providers & services industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included American Airlines Inc., 11.75% coupon, due 7/15/2025, a passenger airlines company (portfolio average weight of 3.10%), and Caesars Entertainment, Inc., 6.25% coupon, due 7/1/2025, a hotels, restaurants & leisure company (portfolio average weight of 4.18%). Positions that detracted most significantly from the Fund’s return during the period included RP Escrow Issuer LLC, 5.25% coupon, due 12/15/2025, a health care providers & services company (portfolio average weight of 0.74%), and Venator Finance Sarl/Venator Materials, 5.75% coupon, due 7/15/2025, a chemicals company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Consumer Discretionary	25.66
Industrials	15.09
Energy	11.30
Financials	10.35
Information Technology	7.37
Materials	5.53
Consumer Staples	5.34
Health Care	5.18
Communication Services	4.78
Sector Types Each Less Than 3%	4.30
Money Market Funds Plus Other Assets Less Liabilities	5.10

40

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Caesars Entertainment, Inc., 6.25%, 07/01/2025	4.13
American Airlines, Inc., 11.75%, 07/15/2025	3.06
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/2025	2.11
Aramark Services, Inc., 6.38%, 05/01/2025	1.81
Bausch Health Cos., Inc., 5.50%, 11/01/2025	1.81
Univision Communications, Inc., 5.13%, 02/15/2025	1.76
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/2025	1.73
OneMain Finance Corp., 6.88%, 03/15/2025	1.49
New Fortress Energy, Inc., 6.75%, 09/15/2025	1.45
Spirit AeroSystems, Inc., 7.50%, 04/15/2025	1.43
Total	20.78

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2025 Index	8.86%	4.39%	13.74%	4.93%	27.21%	4.50%	29.79%
Bloomberg US Corporate High Yield Index	7.16	1.81	5.53	3.32	17.74	3.25	20.83
Fund
NAV Return	7.79	3.59	11.17	4.06	21.99	3.70	24.01
Market Price Return	8.41	3.69	11.50	4.09	22.17	3.73	24.25

41

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP) (continued)

Guggenheim BulletShares 2025 High Yield Corporate Bond ETF (the “Predecessor Fund”) Inception: September 27, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

42

BSJQ	Management’s Discussion of Fund Performance
Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)

As an index fund, the Invesco BulletShares 2026 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2026 Index (the “High Yield 2026 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2026 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2026. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2026. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 8.04%. On a net asset value (“NAV”) basis, the Fund returned 7.29%. During the same time period, the Index returned 7.83%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as costs associated with portfolio rebalancing, sampling, and trading.

During this same time period, the Bloomberg US Corporate High Yield Index (the “Benchmark Index”) returned 7.16%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil, gas & consumable fuels industry and most underweight in the hotels, restaurants & leisure industry during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection within the oil, gas & consumable fuels industry.

For the fiscal year ended August 31, 2023, the oil, gas & consumable fuels industry contributed most significantly to the Fund’s return, followed by the hotels, restaurants & leisure and the gas utilities industries, respectively. The consumer staples distribution & retail industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Wolverine Escrow LLC, 9.00% coupon, due 11/15/2026, an aerospace & defense company (no longer held at fiscal year-end), and NGL Energy Operating LLC, 7.50% coupon, due 2/1/2026, an energy equipment & services company (portfolio average weight of 1.88%). Positions that detracted most significantly from the Fund’s return during the period included Cimpress NV, 7.00% coupon, due 6/15/2026, a commercial services & supplies company (no longer held at fiscal year-end), and Cumulus Media New Holdings Inc., 6.75% coupon, due 7/1/2026, an interactive media & services company (portfolio average weight of 0.24%).

43

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Consumer Discretionary	20.20
Energy	17.41
Industrials	11.19
Communication Services	10.73
Financials	10.34
Materials	9.40
Health Care	4.67
Information Technology	3.86
Utilities	3.83
Consumer Staples	3.15
Real Estate	2.12
Money Market Funds Plus Other Assets Less Liabilities	3.10

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Mauser Packaging Solutions Holding Co., 7.88%, 08/15/2026	2.48
DISH DBS Corp., 5.25%, 12/01/2026	2.12
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026	1.87
Tenet Healthcare Corp., 4.88%, 01/01/2026	1.86
Connect Finco S.a.r.l./Connect US Finco LLC, 6.75%, 10/01/2026	1.81
Newell Brands, Inc., 4.70%, 04/01/2026	1.74
United Airlines, Inc., 4.38%, 04/15/2026	1.73
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/2026	1.69
HUB International Ltd., 7.00%, 05/01/2026	1.53
OneMain Finance Corp., 7.13%, 03/15/2026	1.44
Total	18.27

*	Excluding money market fund holdings.

44

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2026 Index	7.83%	3.01%	9.31%	4.36%	23.80%	4.41%	24.40%
Bloomberg US Corporate High Yield Index	7.16	1.81	5.53	3.32	17.74	3.35	18.13
Fund
NAV Return	7.29	2.36	7.23	3.55	19.07	3.62	19.73
Market Price Return	8.04	2.47	7.59	3.59	19.30	3.66	19.96

Fund Inception: August 9, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

45

BSJR	Management’s Discussion of Fund Performance
Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)

As an index fund, the Invesco BulletShares 2027 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2027 Index (the “High Yield 2027 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2027 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2027. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2027. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 7.78%. On a net asset value (“NAV”) basis, the Fund returned 6.95%. During the same time period, the Index returned 7.41%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate High Yield Index (the “Benchmark Index”) returned 7.16%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the media industry and most underweight in the oil, gas & consumable fuels industry during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection within the diversified telecommunication services industry followed by the communications equipment industry.

For the fiscal year ended August 31, 2023, the hotels, restaurants & leisure industry contributed most significantly to the Fund’s return, followed by the media and oil, gas & consumable fuels industries, respectively. The diversified telecommunication services industry detracted most significantly from the Fund’s return during the period, followed by the communications equipment and IT services industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Carnival Corp., 5.75% coupon, due 3/1/2027, a hotels, restaurants & leisure company (portfolio average weight of 2.80%), and Dish Network Corp., 11.75% coupon, due 11/15/2027, a media company (portfolio average weight of 3.13%). Positions that detracted most significantly from the Fund’s return during this period included CommScope Technologies LLC, 5.00% coupon, due 3/15/2027, a communications equipment company (portfolio average weight of 0.35%), and Zayo Group Holdings, Inc., 4.00% coupon, due 3/1/2027, a diversified telecommunication services company (portfolio average weight of 0.94%).

46

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Consumer Discretionary	21.56
Communication Services	18.27
Industrials	11.11
Energy	9.90
Financials	8.54
Materials	8.17
Health Care	6.77
Real Estate	4.34
Information Technology	4.08
Sector Types Each Less Than 3%	4.86
Money Market Funds Plus Other Assets Less Liabilities	2.40

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
DISH Network Corp., 11.75%, 11/15/2027	3.02
Carnival Corp., 5.75%, 03/01/2027	2.80
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 05/01/2027	2.60
Community Health Systems, Inc., 5.63%, 03/15/2027	1.42
Caesars Entertainment, Inc., 8.13%, 07/01/2027	1.40
Ford Motor Credit Co. LLC, 7.35%, 11/04/2027	1.39
Nexstar Media, Inc., 5.63%, 07/15/2027	1.37
Tenet Healthcare Corp., 6.25%, 02/01/2027	1.26
Altice France S.A., 8.13%, 02/01/2027	1.24
Tenet Healthcare Corp., 5.13%, 11/01/2027	1.21
Total	17.71

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2027 Index	7.41%	1.42%	4.31%	2.72%	11.24%
Bloomberg US Corporate High Yield Index	7.16	1.81	5.53	2.41	9.93
Fund
NAV Return	6.95	0.65	1.95	1.57	6.35
Market Price Return	7.78	0.80	2.43	1.57	6.36

47

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR) (continued)

Fund Inception: September 12, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

48

BSJS	Management’s Discussion of Fund Performance
Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)

As an index fund, the Invesco BulletShares 2028 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2028 Index (the “High Yield 2028 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2028 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2028. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2028. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 6.23%. On a net asset value (“NAV”) basis, the Fund returned 5.70%. During the same time period, the Index returned 5.75%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, which were partially offset by the positive effects of the sampling approach employed by the portfolio management team.

During this same time period, the Bloomberg U.S. Corporate High Yield Index (the “Benchmark Index”) returned 7.16%. The

Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the diversified telecommunication services industry and most underweight in the hotels, restaurants & leisure industry during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection within the communications equipment industry.

For the fiscal year ended August 31, 2023, the commercial services & supplies industry contributed most significantly to the Fund’s return, followed by the hotels, restaurants & leisure industry. The communications equipment industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included NFP Corp., 6.88% coupon, due 8/15/2028, a capital markets company (portfolio average weight of 1.09%), and Carnival Corp., 4.00% coupon, due 8/1/2028, a hotels, restaurants & leisure company (portfolio average weight of 1.28%). Positions that detracted most significantly from the Fund’s return during this period included Level 3 Financing Inc., 4.25% coupon, due 7/1/2028, a diversified telecommunication services company (portfolio average weight of 0.47%), and Cano Health LLC, 6.25% coupon, due 10/1/2028, a health care providers & services company (portfolio average weight of 0.06%).

49

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Industrials	16.60
Communication Services	14.41
Consumer Discretionary	13.76
Materials	11.30
Energy	8.40
Health Care	8.11
Financials	6.52
Information Technology	5.65
Real Estate	4.52
Consumer Staples	4.35
Utilities	3.71
Money Market Funds Plus Other Assets Less Liabilities	2.67

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 02/15/2028	1.49
Tenet Healthcare Corp., 6.13%, 10/01/2028	1.44
CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 02/01/2028	1.38
Venture Global LNG, Inc., 8.13%, 06/01/2028	1.29
Carnival Corp., 4.00%, 08/01/2028	1.28
TransDigm, Inc., 6.75%, 08/15/2028	1.25
DISH DBS Corp., 5.75%, 12/01/2028	1.16
NFP Corp., 6.88%, 08/15/2028	1.08
Sirius XM Radio, Inc., 4.00%, 07/15/2028	1.03
Organon & Co./Organon Foreign Debt Co-Issuer B.V., 4.13%, 04/30/2028	1.01
Total	12.41

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2028 Index	5.75%	(0.06)%	(0.16)%
Bloomberg US Corporate High Yield Index	7.16	1.87	5.64
Fund
NAV Return	5.70	(0.48)	(1.41)
Market Price Return	6.23	(0.39)	(1.16)

50

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS) (continued)

Fund Inception: September 16, 2020

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

51

BSJT	Management’s Discussion of Fund Performance
Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT)

As an index fund, the Invesco BulletShares 2029 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2029 Index (the “High Yield 2029 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2029 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2029. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2029. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 6.32%. On a net asset value (“NAV”) basis, the Fund returned 5.87%. During the same time period, the Index returned 6.38%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as costs associated with portfolio rebalancing, sampling, and trading.

During this same time period, the Bloomberg U.S. Corporate High Yield Index (the “Benchmark Index”) returned 7.16%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financial services industry and most underweight in the hotels, restaurants & leisure industry during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection within the diversified telecommunication services industry.

For the fiscal year ended August 31, 2023, the hotels, restaurants & leisure industry contributed most significantly to the Fund’s return. The diversified telecommunication services industry detracted most significantly from the Fund’s return, followed by the entertainment industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Carnival Corp., 6.00% coupon, due 5/1/2029, a hotels, restaurants & leisure company (portfolio average weight of 1.00%), and Cloud Software Group, Inc., 6.50% coupon, due 3/31/2029, a software company (portfolio average weight of 1.99%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2023, included AMC Entertainment Holdings, Inc., 7.50% coupon, due 2/15/2029, an entertainment company (portfolio average weight of 0.30%), and Level 3 Financing, Inc., 3.75% coupon, due 7/15/2029, a diversified telecommunication services company (portfolio average weight of 0.21%).

52

Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Consumer Discretionary	17.65
Industrials	13.46
Communication Services	13.06
Information Technology	10.19
Health Care	8.51
Energy	8.38
Materials	8.15
Financials	6.95
Consumer Staples	4.70
Real Estate	4.32
Utilities	2.35
Money Market Funds Plus Other Assets Less Liabilities	2.28

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Medline Borrower L.P., 3.88%, 04/01/2029	2.11
Cloud Software Group, Inc., 6.50%, 03/31/2029	1.94
Cloud Software Group, Inc., 9.00%, 09/30/2029	1.85
Neptune Bidco US, Inc., 9.29%, 04/15/2029	1.29
Medline Borrower L.P., 5.25%, 10/01/2029	1.18
Carnival Corp., 6.00%, 05/01/2029	0.98
Imola Merger Corp., 4.75%, 05/15/2029	0.95
United Airlines, Inc., 4.63%, 04/15/2029	0.94
Ford Motor Credit Co. LLC, 5.11%, 05/03/2029	0.91
Virgin Media Secured Finance PLC, 5.50%, 05/15/2029	0.90
Total	13.05

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2029 Index	6.38%	(4.60)%	(8.81)%
Bloomberg US Corporate High Yield Index	7.16	(2.39)	(4.63)
Fund
NAV Return	5.87	(4.94)	(9.44)
Market Price Return	6.32	(4.96)	(9.49)

53

Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT) (continued)

Fund Inception: September 15, 2021

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

54

BSJU	Management’s Discussion of Fund Performance
Invesco BulletShares 2030 High Yield Corporate Bond ETF (BSJU)

As an index fund, the Invesco BulletShares 2030 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2030 Index (the “High Yield 2030 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2030 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2030. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2030. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (September 8, 2022, the first day of trading on the exchange) through August 31, 2023, on a market price basis, the Fund returned 4.76%. On a net asset value (“NAV”) basis, the Fund returned 5.19%. During the same time period, the Index returned 5.62%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as costs associated with portfolio rebalancing, sampling, and trading.

During this same time period, the Bloomberg U.S. Corporate High Yield Index (the “Benchmark Index”) returned 6.68%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil, gas & consumable fuels industry and most underweight in the commercial services & supplies industry during the fiscal period ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection within the specialty retail industry.

For the fiscal period ended August 31, 2023, the oil, gas & consumable fuels industry contributed most significantly to the Fund’s return. The specialty retail industry detracted most significantly from the Fund’s return, followed by the health care equipment & supplies industry.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2023, included Weatherford International Ltd., 8.63% coupon, due 4/30/2030, an energy equipment & services company (portfolio average weight of 1.78%), and Davita Inc., 4.63% coupon, due 6/1/2030, a health care providers & services company (portfolio average weight of 2.56%). Positions that detracted most significantly from the Fund’s return for the fiscal period ended August 31, 2023, included Gray Television Inc., 4.75% coupon, due 10/15/2030, a media company (portfolio average weight of 0.62%), and Sinclair Television Group Inc., 4.13% coupon, due 12/1/2030, a media company (portfolio average weight of 0.53%).

55

Invesco BulletShares 2030 High Yield Corporate Bond ETF (BSJU) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Consumer Discretionary	17.81
Energy	16.38
Communication Services	14.35
Health Care	12.69
Information Technology	7.88
Industrials	6.91
Financials	6.10
Materials	5.97
Consumer Staples	4.19
Real Estate	3.28
Utilities	2.29
Money Market Funds Plus Other Assets Less Liabilities	2.15

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Intelsat Jackson Holdings S.A., 6.50%, 03/15/2030	3.00
1011778 BC ULC/New Red Finance, Inc., 4.00%, 10/15/2030	2.68
DaVita, Inc., 4.63%, 06/01/2030	2.54
Emerald Debt Merger Sub LLC, 6.63%, 12/15/2030	2.40
Caesars Entertainment, Inc., 7.00%, 02/15/2030	2.20
athenahealth Group, Inc., 6.50%, 02/15/2030	2.18
McAfee Corp., 7.38%, 02/15/2030	1.95
Weatherford International Ltd., 8.63%, 04/30/2030	1.74
Chart Industries, Inc., 7.50%, 01/01/2030	1.66
Ford Motor Credit Co. LLC, 7.35%, 03/06/2030	1.65
Total	22.00

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

Fund Inception
Index	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2030 Index	5.62%
Bloomberg US Corporate High Yield Index	6.68
Fund
NAV Return	5.19
Market Price Return	4.76

56

Invesco BulletShares 2030 High Yield Corporate Bond ETF (BSJU) (continued)

Fund Inception: September 8, 2022

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

57

BSMN	Management’s Discussion of Fund Performance
Invesco BulletShares 2023 Municipal Bond ETF (BSMN)

As an index fund, the Invesco BulletShares 2023 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2023 Index (the “Municipal Bond 2023 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2023 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment- grade municipal bonds with maturities in the year 2023 or, in some cases, “effective maturities” in the year 2023. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2023. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature or are called, the proceeds are not reinvested. Instead, the Fund will invest such proceeds in any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 2.01%. On a net asset value (“NAV”) basis, the Fund returned 2.50%. During the same time period, the Index returned 2.48%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the positive effects of the sampling approach employed by the portfolio management team, which were partially offset by the fees and operating expenses incurred by the Fund and costs associated with portfolio rebalancing during the period.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned 1.70%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,600 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of North Carolina and most underweight in the state of Texas during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2023, the state of New York contributed most significantly to the Fund’s return. The state of Montana detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Hillsborough (County of) FL Industrial Development Authority, 4.00% coupon, due 10/1/2023 (portfolio average weight of 0.42%) and Chicago (City of), IL (O’Hare International Airport), 5.75% coupon, due 1/1/2043 (portfolio average weight of 2.69%). Positions that detracted most significantly from the Fund’s return during this period were Northwest Local School District, 4.00% coupon, due 12/1/2050 (portfolio average weight of 0.32%) and California (State of) Health Facilities Financing Authority, 4.00% coupon, due 3/1/2033 (portfolio average weight of 0.34%).

58

Invesco BulletShares 2023 Municipal Bond ETF (BSMN) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Ad Valorem Property Tax	20.23
Health, Hospital, Nursing Home Revenue	15.58
Water Revenue	14.47
Sewer Revenue	7.24
Electric Power Revenue	5.30
Income Tax Revenue	4.79
Port, Airport & Marina Revenue	4.06
Miscellaneous Revenue	4.01
College & University Revenue	3.74
Lease Revenue	3.44
Revenue Types Each Less Than 3%	10.93
Other Assets Less Liabilities	6.21

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2023
Security
North Carolina (State of) Medical Care Commission (Novant Health Obligated Group), Series 2004 A, VRD RB, 3.45%, 11/01/2034	7.10
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2016 A, VRD RB, 3.28%, 12/01/2036	7.10
Chelan County Public Utility District No. 1, Series 2008 B, Ref. VRD RB, 3.40%, 07/01/2032	7.10
Bay Area Toll Authority (San Francisco Bay Area), Series 2019 C, Ref. VRD RB, 2.35%, 04/01/2053	4.26
Allegheny (County of), PA Higher Education Building Authority (Carnegie Mellon University), Series 2008 A, Ref. VRD RB, 3.10%, 12/01/2037	3.55
Clark (County of), NV Department of Aviation, Series 2008 D-2B, Ref. RB, 3.47%, 07/01/2040	3.55
Los Angeles (City of), CA Department of Water & Power, Subseries 2001 B-5, Ref. VRD RB, 2.80%, 07/01/2034	3.55
Wyoming (State of) Community Development Authority, Series 2023-2, Ref. VRD RB, 4.01%, 12/01/2050	3.55
Colorado Springs (City of), CO, Series 2007 A, VRD RB, 4.03%, 11/01/2037	2.86
Houston (City of), TX, Series 2012 B, Ref. RB, 4.08%, 05/15/2034	2.84
Total	45.46

59

Invesco BulletShares 2023 Municipal Bond ETF (BSMN) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Invesco BulletShares® Municipal Bond 2023 Index	2.48%	0.91%	2.75%	1.56%	6.26%
Bloomberg Municipal Bond Index	1.70	(1.32)	(3.92)	0.00	(0.01)
Fund
NAV Return	2.50	0.62	1.88	1.24	4.95
Market Price Return	2.01	0.46	1.39	1.15	4.58

Fund Inception: September 25, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

60

BSMO	Management’s Discussion of Fund Performance
Invesco BulletShares 2024 Municipal Bond ETF (BSMO)

As an index fund, the Invesco BulletShares 2024 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2024 Index (the “Municipal Bond 2024 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2024 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment- grade municipal bonds with maturities in the year 2024 or, in some cases, “effective maturities” in the year 2024. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2024. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature or are called, the proceeds are not reinvested. Instead, the Fund will invest such proceeds in any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 1.58%. On a net asset value (“NAV”) basis, the Fund returned 1.76%. During the same time period, the Index returned 1.94%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with rebalancing and sampling, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned 1.70%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,600 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of California and most underweight in the state of Virginia during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2023, the state of New York contributed most significantly to the Fund’s return. The state of South Dakota detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Metropolitan Transportation Authority, 5.25% coupon, due 11/15/2044 (portfolio average weight of 0.70%) and New Jersey (State of) Transportation Trust Fund Authority, 5.00% coupon, due 6/15/2038 (portfolio average weight of 0.42%). Positions that detracted most significantly from the Fund’s return during this period were Pennsylvania Economic Development Financing Authority, 4.00% coupon, due 2/1/2040 (portfolio average weight of 0.48%) and Camino Real Regional Mobility Authority, 4.00% coupon, due 6/1/2044 (portfolio average weight of 0.09%).

61

Invesco BulletShares 2024 Municipal Bond ETF (BSMO) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Ad Valorem Property Tax	22.91
Miscellaneous Revenue	9.44
Water Revenue	9.18
Sales Tax Revenue	8.08
Health, Hospital, Nursing Home Revenue	7.91
General Fund	6.38
Income Tax Revenue	5.59
Highway Tolls Revenue	4.79
Electric Power Revenue	3.95
Port, Airport & Marina Revenue	3.69
College & University Revenue	3.66
Lease Revenue	3.40
Appropriations	3.00
Revenue Types Each Less Than 3%	6.38
Other Assets Less Liabilities	1.64

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2023
Security
California (State of) Department of Water Resources (Central Valley), Series 2014 AS, RB, 5.00%, 12/01/2024	1.05
California (State of), Series 2019, Ref. GO Bonds, 5.00%, 04/01/2024	0.91
Maryland (State of), Series 2017 B, Ref. GO Bonds, 5.00%, 08/01/2024	0.85
California (State of), Series 2014, GO Bonds, 5.00%, 10/01/2039	0.83
Orange (County of), CA Sanitation District, Series 2015 A, Ref. RB, 5.00%, 02/01/2030	0.78
Illinois (State of) Finance Authority (The University of Chicago), Series 2014 A, Ref. RB, 5.00%, 10/01/2027	0.78
New York (State of) Thruway Authority, Series 2014 J, RB, 5.00%, 01/01/2041	0.74
Washington (State of), Series 2017 D, Ref. GO Bonds, 5.00%, 08/01/2024	0.73
New York (City of), NY, Series 2014 J, Ref. GO Bonds, 5.00%, 08/01/2030	0.73
New York (City of), NY Transitional Finance Authority, Subseries 2014 B-1, RB, 5.00%, 11/01/2029	0.71
Total	8.11

62

Invesco BulletShares 2024 Municipal Bond ETF (BSMO) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Invesco BulletShares® Municipal Bond 2024 Index	1.94%	0.26%	0.78%	1.17%	4.68%
Bloomberg Municipal Bond Index	1.70	(1.32)	(3.92)	0.00	(0.01)
Fund
NAV Return	1.76	0.01	0.03	0.84	3.34
Market Price Return	1.58	(0.08)	(0.24)	0.87	3.46

Fund Inception: September 25, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

63

BSMP	Management’s Discussion of Fund Performance
Invesco BulletShares 2025 Municipal Bond ETF (BSMP)

As an index fund, the Invesco BulletShares 2025 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2025 Index (the “Municipal Bond 2025 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2025 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment- grade municipal bonds with maturities in the year 2025 or, in some cases, “effective maturities” in the year 2025. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2025. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature or are called, the proceeds are not reinvested. Instead, the Fund will invest such proceeds in any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 1.45%. On a net asset value (“NAV”) basis, the Fund returned 1.34%. During the same time period, the Index returned 1.48%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned 1.70%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,600 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of Washington and most underweight in the state of Colorado during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection within the state of Kentucky.

For the fiscal year ended August 31, 2023, the state of New York contributed most significantly to the Fund’s return. The state of Kentucky detracted most significantly from the Fund’s return, followed by the state of Iowa.

Positions that contributed the most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Omaha (City of), NE Public Power District, 5.00% coupon, due 2/1/2043, (portfolio average weight of 0.61%) and Maryland (State of) Health & Higher Educational Facilities Authority, 5.00% coupon, due 7/1/2045 (portfolio average weight of 0.26%). Positions that detracted the most significantly from the Fund’s return for the fiscal year ended August 31, 2023, included Kentucky Municipal Power Agency, 4.00% coupon, due 9/1/2039, (portfolio average weight of 0.13%) and Louisville (City of) & Jefferson (County of), 3.00% coupon, due 5/15/2047 (portfolio average weight of 0.05%).

64

Invesco BulletShares 2025 Municipal Bond ETF (BSMP) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Ad Valorem Property Tax	23.62
Sales Tax Revenue	8.34
Water Revenue	7.22
Highway Tolls Revenue	6.96
Miscellaneous Revenue	6.75
Electric Power Revenue	6.33
College & University Revenue	5.75
Income Tax Revenue	5.51
Lease Revenue	5.48
Appropriations	5.13
Health, Hospital, Nursing Home Revenue	4.33
Port, Airport & Marina Revenue	4.13
General Fund	3.59
Revenue Types Each Less Than 3%	5.56
Other Assets Less Liabilities	1.30

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2023
Security
New York (State of) Dormitory Authority, Series 2015 B, RB, 5.00%, 02/15/2044	0.95
Illinois (State of), Series 2021 A, GO Bonds, 5.00%, 03/01/2025	0.91
Pennsylvania (Commonwealth of), First Series 2015-1, GO Bonds, 5.00%, 03/15/2031	0.83
New Jersey (State of) Turnpike Authority, Series 2015 E, RB, 5.00%, 01/01/2045	0.78
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2015 A-1, Ref. RB, 5.00%, 12/01/2045	0.76
New York (City of), NY Transitional Finance Authority, Series 2015 S, RB, 5.00%, 07/15/2040	0.73
California (State of), Series 2015, Ref. GO Bonds, 5.00%, 08/01/2035	0.71
Louisiana (State of), Series 2015 A, Ref. RB, 4.50%, 05/01/2025	0.71
California (State of), Series 2022, GO Bonds, 5.00%, 09/01/2025	0.68
San Joaquin Hills Transportation Corridor Agency, Series 2014 A, Ref. RB, 5.00%, 01/15/2025	0.68
Total	7.74

65

Invesco BulletShares 2025 Municipal Bond ETF (BSMP) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Invesco BulletShares® Municipal Bond 2025 Index	1.48%	(0.35)%	(1.05)%	0.78%	3.11%
Bloomberg Municipal Bond Index	1.70	(1.32)	(3.92)	0.00	(0.01)
Fund
NAV Return	1.34	(0.76)	(2.27)	0.46	1.83
Market Price Return	1.45	(0.76)	(2.26)	0.52	2.08

Fund Inception: September 25, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

66

BSMQ	Management’s Discussion of Fund Performance
Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)

As an index fund, the Invesco BulletShares 2026 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2026 Index (the “Municipal Bond 2026 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2026 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment- grade municipal bonds with maturities in the year 2026 or, in some cases, “effective maturities” in the year 2026. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2026. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature or are called, the proceeds are not reinvested. Instead, the Fund will invest such proceeds in any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 1.33%. On a net asset value (“NAV”) basis, the Fund returned 1.16%. During the same time period, the Index returned 1.34%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned 1.70%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,600 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of Michigan and most underweight in the state of Texas during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection within the state of Nebraska.

For the fiscal year ended August 31, 2023, the state of California contributed most significantly to the Fund’s return. The state of Nebraska detracted most significantly from the Fund’s return, followed by the states of Minnesota and Indiana, respectively.

Positions that contributed the most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included California (State of), Series 2016, 4.00% coupon, due 9/1/2034, (portfolio average weight of 0.66%) and Metropolitan Transportation Authority, 5.00% coupon, due 11/15/2037 (portfolio average weight of 0.68%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2023, included New Hope Cultural Education Facilities Finance Corp., 5.00% coupon, due 7/1/2051 (portfolio average weight of 0.12%) and Sarpy (County of), NE Hospital Authority No. 1 (NE Medicine), 3.00% coupon due 5/15/2046 (portfolio average weight of 0.20%).

67

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Ad Valorem Property Tax	20.95
Health, Hospital, Nursing Home Revenue	9.21
Water Revenue	8.66
General Fund	7.56
Miscellaneous Revenue	7.05
College & University Revenue	6.52
Sales Tax Revenue	6.24
Highway Tolls Revenue	6.05
Income Tax Revenue	5.35
Electric Power Revenue	4.27
Lease Revenue	3.89
Appropriations	3.52
Revenue Types Each Less Than 3%	9.33
Other Assets Less Liabilities	1.40

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2023
Security
Hampton (City of), VA Roads Transportation Accountability Commission, Series 2021 A, RB, 5.00%, 07/01/2026	0.71
Metropolitan Transportation Authority, Series 2016 B, Ref. RB, 5.00%, 11/15/2037	0.67
California (State of), Series 2016, Ref. GO Bonds, 4.00%, 09/01/2034	0.66
California (State of), Series 2016, Ref. GO Bonds, 5.00%, 09/01/2029	0.65
New York (City of), NY Transitional Finance Authority, Subseries 2016 B-1, RB, 5.00%, 08/01/2030	0.60
District of Columbia, Series 2016 D, GO Bonds, 5.00%, 06/01/2036	0.58
Pearland (City of), TX, Series 2021 B, Ctfs. of Obligations, 5.00%, 03/01/2030	0.58
Indiana (State of) Municipal Power Agency, Series 2016 A, Ref. RB, 5.00%, 01/01/2042	0.55
New York State Urban Development Corp., Series 2016 A, Ref. RB, 5.00%, 03/15/2026	0.53
Grand River Dam Authority, Series 2016 A, Ref. RB, 4.00%, 06/01/2033	0.53
Total	6.06

68

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Invesco BulletShares® Municipal Bond 2026 Index	1.34%	(0.91)%	(2.72)%	0.37%	1.47%
Bloomberg Municipal Bond Index	1.70	(1.32)	(3.92)	0.00	(0.01)
Fund
NAV Return	1.16	(1.37)	(4.06)	(0.16)	(0.62)
Market Price Return	1.33	(1.36)	(4.01)	0.00	0.02

Fund Inception: September 25, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

69

BSMR	Management’s Discussion of Fund Performance
Invesco BulletShares 2027 Municipal Bond ETF (BSMR)

As an index fund, the Invesco BulletShares 2027 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2027 Index (the “Municipal Bond 2027 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2027 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment- grade municipal bonds with maturities in the year 2027 or, in some cases, “effective maturities” in the year 2027. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre- refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2027. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature or are called, the proceeds are not reinvested. Instead, the Fund will invest such proceeds in any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 1.50%. On a net asset value (“NAV”) basis, the Fund returned 1.37%. During the same time period, the Index returned 1.44%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned 1.70%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,600 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of Illinois and most underweight in the state of Texas during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection within the state of Ohio.

For the fiscal year ended August 31, 2023, the state of California contributed most significantly to the Fund’s return, followed by the states of New York and Pennsylvania, respectively. The state of Ohio detracted most significantly from the Fund’s return, followed by the states of Georgia and Missouri, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included District Columbia, 5.00% coupon, due 6/1/2032, (portfolio average weight of 0.59%) and Bay Area Toll Authority, 4.00% coupon, due 4/1/2035, (portfolio average weight of 0.31%). Positions that detracted most significantly from the Fund’s return during this period were Cuyahoga (County of), OH, (MetroHealth System), 5.00% coupon, due 2/15/2052, (portfolio average weight of 0.53%) and East Central Regional Wastewater Treatment Facilities Operation Board, 5.00% coupon, due 10/1/2044 (portfolio average weight of 0.33%).

70

Invesco BulletShares 2027 Municipal Bond ETF (BSMR) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Ad Valorem Property Tax	17.02
Health, Hospital, Nursing Home Revenue	11.56
Miscellaneous Revenue	9.55
Water Revenue	8.84
College & University Revenue	7.24
Income Tax Revenue	7.20
Highway Tolls Revenue	6.14
General Fund	6.11
Sales Tax Revenue	5.93
Electric Power Revenue	4.75
Lease Revenue	3.23
Port, Airport & Marina Revenue	3.06
Revenue Types Each Less Than 3%	8.07
Other Assets Less Liabilities	1.30

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2023
Security
Maryland (State of) (Bidding Group 1), Second Series 2019 A, GO Bonds, 5.00%, 08/01/2027	0.73
California (State of), Series 2017, Ref. GO Bonds, 5.00%, 08/01/2030	0.71
New York (City of), NY Transitional Finance Authority, Series 2017 A-E-1, RB, 5.00%, 02/01/2039	0.71
Chicago (City of), IL, Series 2017-2, Ref. RB, 5.00%, 11/01/2033	0.69
Washington Metropolitan Area Transit Authority, Series 2017 B, RB, 5.00%, 07/01/2035	0.69
New York (State of) Dormitory Authority (New York University), Series 2017 A, Ref. RB, 5.00%, 07/01/2042	0.68
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles), Series 2017 A, Ref. RB, 5.00%, 08/15/2047	0.66
Georgia (State of), Series 2016 F, Ref. GO Bonds, 5.00%, 01/01/2027	0.63
Illinois (State of) Finance Authority (Ascension Health), Series 2016 C, Ref. RB, 4.00%, 02/15/2033	0.60
Santa Clara Valley Transportation Authority, Series 2023 A, Ref. RB, 5.00%, 04/01/2027	0.59
Total	6.69

71

Invesco BulletShares 2027 Municipal Bond ETF (BSMR) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Invesco BulletShares® Municipal Bond 2027 Index	1.44%	(1.08)%	(3.19)%	0.21%	0.81%
Bloomberg Municipal Bond Index	1.70	(1.32)	(3.92)	0.00	(0.01)
Fund
NAV Return	1.37	(1.24)	(3.67)	(0.19)	(0.76)
Market Price Return	1.50	(1.27)	(3.78)	(0.11)	(0.44)

Fund Inception: September 25, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

72

BSMS	Management’s Discussion of Fund Performance
Invesco BulletShares 2028 Municipal Bond ETF (BSMS)

As an index fund, the Invesco BulletShares 2028 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2028 Index (the “Municipal Bond 2028 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2028 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment- grade municipal bonds with maturities in the year 2028 or, in some cases, “effective maturities” in the year 2028. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre- refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2028. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature or are called, the proceeds are not reinvested. Instead, the Fund will invest such proceeds in any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 1.70%. On a net asset value (“NAV”) basis, the Fund returned 1.40%. During the same time period, the Index returned 1.61%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned 1.70%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,600 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of New York and most underweight in the state of Texas during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection within the state of Georgia.

For the fiscal year ended August 31, 2023, the state of New York contributed most significantly to the Fund’s return. The state of Georgia detracted most significantly from the Fund’s return, followed by the states of Tennessee and Mississippi, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Illinois St, 5.00% coupon, due 10/1/2028, (portfolio average weight of 0.85%) and Maryland St, 5.00% coupon, due 8/1/2028, (portfolio average weight of 0.54%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2023, included Bucks (County of), PA Industrial Development Authority, 3.00% coupon, due 8/15/2050 (portfolio average weight of 0.17%) and Georgia (State of), 3.25% coupon, due 7/1/2037 (portfolio average weight of 0.28%).

73

Invesco BulletShares 2028 Municipal Bond ETF (BSMS) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Ad Valorem Property Tax	19.74
Sales Tax Revenue	11.83
Water Revenue	8.11
General Fund	7.50
Miscellaneous Revenue	7.00
Highway Tolls Revenue	6.82
Health, Hospital, Nursing Home Revenue	6.51
Income Tax Revenue	6.49
College & University Revenue	6.15
Appropriations	5.87
Lease Revenue	3.04
Revenue Types Each Less Than 3%	9.69
Other Assets Less Liabilities	1.25

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2023
Security
Massachusetts (Commonwealth of), Series 2021, RB, 5.00%, 06/01/2041	1.13
Metropolitan Transportation Authority, Series 2012 A, Ref. RB, 3.00%, 11/15/2028	1.09
Illinois (State of), Series 2020 B, GO Bonds, 5.00%, 10/01/2028	0.83
New York (City of), NY, Subseries 2018 D-1, GO Bonds, 5.00%, 12/01/2033	0.78
New Jersey (State of) Transportation Trust Fund Authority, Series 2018 A, Ref. RB, 5.00%, 12/15/2033	0.77
New York (City of), NY Transitional Finance Authority, Subseries 2018 A-1, RB, 5.00%, 08/01/2042	0.76
Michigan (State of) Finance Authority (Charter County of Wayne Criminal Justice Center), Series 2018, RB, 5.00%, 11/01/2043	0.75
Texas (State of) Water Development Board, Series 2018 A, RB, 5.00%, 10/15/2043	0.68
New York (State of) Dormitory Authority (Bidding Group 2), Series 2018 E, Ref. RB, 5.00%, 03/15/2039	0.65
Los Angeles (City of), CA Department of Water & Power, Series 2018 B, Ref. RB, 5.00%, 07/01/2043	0.64
Total	8.08

74

Invesco BulletShares 2028 Municipal Bond ETF (BSMS) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Invesco BulletShares® Municipal Bond 2028 Index	1.61%	(1.32)%	(3.91)%	(0.01)%	(0.03)%
Bloomberg Municipal Bond Index	1.70	(1.32)	(3.92)	0.00	(0.01)
Fund
NAV Return	1.40	(1.83)	(5.38)	(0.29)	(1.15)
Market Price Return	1.70	(1.81)	(5.32)	(0.23)	(0.89)

Fund Inception: September 25, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

75

BSMT	Management’s Discussion of Fund Performance
Invesco BulletShares 2029 Municipal Bond ETF (BSMT)

As an index fund, the Invesco BulletShares 2029 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2029 Index (the “Municipal Bond 2029 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2029 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment-grade municipal bonds with maturities in the year 2029 or, in some cases, “effective maturities” in the year 2029. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre- refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2029. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature or are called, the proceeds are not reinvested. Instead, the Fund will invest such proceeds in any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 1.48%. On a net asset value (“NAV”) basis, the Fund returned 1.44%. During the same time period, the Index returned 1.72%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as costs associated with portfolio rebalancing, sampling, and trading.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned 1.70%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,600 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of Massachusetts and most underweight in the state of Texas during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection within the state of Rhode Island.

For the fiscal year ended August 31, 2023, the state of California contributed most significantly to the Fund’s return. The state of Rhode Island detracted most significantly from the Fund’s return, followed by the states of Delaware and Idaho, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included California (State of) (Bidding Group B), 5.00% coupon, due 11/1/2029, (portfolio average weight of 0.83%) and California (State of), Series 2019, 5.00% coupon, due 10/1/2031, (portfolio average weight of 1.97%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2023, included Florida (State of) Higher Educational Facilities Financial Authority, 5.00% coupon, due 3/1/2039, (portfolio average weight of 0.19%) and Illinois (State of) Finance Authority (University of Illinois at Urbana), 5.00% coupon, due 10/1/2049, (portfolio average weight of 0.23%).

76

Invesco BulletShares 2029 Municipal Bond ETF (BSMT) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Ad Valorem Property Tax	15.52
General Fund	10.85
Water Revenue	8.81
College & University Revenue	7.98
Income Tax Revenue	7.41
Sales Tax Revenue	7.25
Lease Revenue	6.10
Health, Hospital, Nursing Home Revenue	6.09
Miscellaneous Revenue	5.74
Highway Tolls Revenue	5.48
Port, Airport & Marina Revenue	5.21
Electric Power Revenue	3.97
Appropriations	3.63
Revenue Types Each Less Than 3%	4.54
Other Assets Less Liabilities	1.42

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2023
Security
California (State of), Series 2019, Ref. GO Bonds, 5.00%, 10/01/2031	1.94
District of Columbia, Series 2019 A, GO Bonds, 5.00%, 10/15/2030	0.94
New York (City of), NY Transitional Finance Authority, Series 2020, Ref. RB, 5.00%, 11/01/2029	0.93
Massachusetts (Commonwealth of) (Rail Enhancement & Accelerated Bridge Program), Series 2019 A, RB, 5.00%, 06/01/2049	0.88
New York (City of), NY Municipal Water Finance Authority, Series 2021 DD, Ref. RB, 5.00%, 06/15/2029	0.87
Michigan State University Board of Trustees, Series 2019 B, RB, 5.00%, 02/15/2048	0.84
California (State of) (Bidding Group B), Series 2020 B, Ref. GO Bonds, 5.00%, 11/01/2029	0.82
California (State of), Series 2019, Ref. GO Bonds, 5.00%, 04/01/2035	0.82
California (State of) Infrastructure & Economic Development Bank (Academy Motion Picture Arts & Sciences Obligated Group), Series 2020 B, Ref. RB, 5.00%, 11/01/2029	0.82
Massachusetts (Commonwealth of), Series 2019 A, GO Bonds, 5.25%, 01/01/2044	0.78
Total	9.64

77

Invesco BulletShares 2029 Municipal Bond ETF (BSMT) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Invesco BulletShares® Municipal Bond 2029 Index	1.72%	(2.18)%	(6.41)%	(0.56)%	(2.18)%
Bloomberg Municipal Bond Index	1.70	(1.32)	(3.92)	0.00	(0.01)
Fund
NAV Return	1.44	(2.33)	(6.84)	(0.65)	(2.55)
Market Price Return	1.48	(2.33)	(6.83)	(0.63)	(2.47)

Fund Inception: September 25, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

78

BSMU	Management’s Discussion of Fund Performance
Invesco BulletShares 2030 Municipal Bond ETF (BSMU)

As an index fund, the Invesco BulletShares 2030 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2030 Index (the “Municipal Bond 2030 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2030 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment-grade municipal bonds with maturities in the year 2030 or, in some cases, “effective maturities” in the year 2030. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre- refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2030. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature or are called, the proceeds are not reinvested. Instead, the Fund will invest such proceeds in any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 1.91%. On a net asset value (“NAV”) basis, the Fund returned 1.77%. During the same time period, the Index returned 2.14%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as negative impacts from the Fund’s sampling methodology, and costs associated with portfolio rebalancing and trading.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned 1.70%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,600 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of New York and most underweight in the state of Texas during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection within the state of California.

For the fiscal year ended August 31, 2023, the state of California contributed most significantly to the Fund’s return. The state of Minnesota detracted most significantly from the Fund’s return, followed by the states of New Mexico and Utah, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included New York State Urban Development Corp., 5.00% coupon, due 3/15/2036, (portfolio average weight of 1.15%) and Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), 5.00% coupon, due 11/15/2049, (portfolio average weight of 0.99%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2023, included New York (State of) Dormitory Authority, 5.00% coupon, due 2/15/2034, (portfolio average weight of 1.60%) and New York (City of), NY Transitional Finance Authority, 5.00% coupon, due 11/1/2032, (portfolio average weight of 0.53%).

79

Invesco BulletShares 2030 Municipal Bond ETF (BSMU) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Ad Valorem Property Tax	19.80
Income Tax Revenue	10.51
Water Revenue	10.13
Sales Tax Revenue	9.66
Miscellaneous Revenue	7.79
General Fund	6.67
College & University Revenue	5.47
Lease Revenue	5.12
Highway Tolls Revenue	4.30
Electric Power Revenue	3.99
Revenue Types Each Less Than 3%	15.19
Other Assets Less Liabilities	1.37

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2023
Security
New York (State of) Dormitory Authority, Series 2020 D, Ref. RB, 5.00%, 02/15/2034	1.67
Sales Tax Securitization Corp., Series 2021 A, Ref. RB, 5.00%, 01/01/2030	1.16
North Carolina (State of), Series 2020 A, GO Bonds, 5.00%, 06/01/2030	1.10
New York State Urban Development Corp., Series 2020 A, RB, 5.00%, 03/15/2036	1.06
Metropolitan Transportation Authority (Green Bonds), Series 2020 C-1, RB, 5.25%, 11/15/2055	1.06
New Jersey (State of), Series 2021, GO Bonds, 2.00%, 06/01/2030	1.02
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2020 A, RB, 5.00%, 11/15/2049	1.01
Illinois (State of), Series 2020, GO Bonds, 5.50%, 05/01/2030	0.96
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB, 5.00%, 06/15/2050	0.81
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2020 A, Ref. RB, 4.00%, 11/01/2034	0.79
Total	10.64

80

Invesco BulletShares 2030 Municipal Bond ETF (BSMU) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
Invesco BulletShares® Municipal Bond 2030 Index	2.14%	(2.77)%	(7.97)%
Bloomberg Municipal Bond Index	1.70	(1.35)	(3.94)
Fund
NAV Return	1.77	(3.01)	(8.64)
Market Price Return	1.91	(2.99)	(8.59)

Fund Inception: September 16, 2020

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

81

BSMV	Management’s Discussion of Fund Performance
Invesco BulletShares 2031 Municipal Bond ETF (BSMV)

As an index fund, the Invesco BulletShares 2031 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2031 Index (the “Municipal Bond 2031 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2031 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment-grade municipal bonds with maturities in the year 2031 or, in some cases, “effective maturities” in the year 2031. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre- refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2031. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature or are called, the proceeds are not reinvested. Instead, the Fund will invest such proceeds in any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 2.67%. On a net asset value (“NAV”) basis, the Fund returned 2.38%. During the same time period, the Index returned 2.42%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned 1.70%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,600 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of New York and most underweight in the state of Texas during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection within the state of New York.

For the fiscal year ended August 31, 2023, the state of New York contributed most significantly to the Fund’s return during the period. The state of Florida detracted most significantly from the Fund’s return, followed by the states of Louisiana and Missouri, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Nassau (County of), NY Interim Fin Au, 4.00% coupon, due 11/15/2034, (portfolio average weight of 1.12%) and North Texas Tollway Authority, 4.00% coupon, due 1/1/2034, (portfolio average weight of 1.14%). Positions that detracted the most from the Fund’s return during this period included Massachusetts (Commonwealth of), 5.00% coupon, due 9/1/2048, (portfolio average weight of 1.10%) and New York (State of) Dormitory Authority, 5.00% coupon, due 3/15/2031 (portfolio average weight of 1.73%).

82

Invesco BulletShares 2031 Municipal Bond ETF (BSMV) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Ad Valorem Property Tax	17.42
Sales Tax Revenue	11.18
Miscellaneous Revenue	10.43
Highway Tolls Revenue	8.32
Water Revenue	7.32
Income Tax Revenue	7.14
Electric Power Revenue	6.51
General Fund	6.41
Lease Revenue	5.56
Port, Airport & Marina Revenue	4.07
College & University Revenue	3.20
Revenue Types Each Less Than 3%	11.23
Other Assets Less Liabilities	1.21

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2023
Security
New York (State of) Dormitory Authority (Bidding Group 5), Series 2021 E, Ref. RB, 5.00%, 03/15/2031	1.70
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2021 A, RB, 5.00%, 11/15/2051	1.63
University of California (Limited), Series 2021 Q, Ref. RB, 5.00%, 05/15/2046	1.37
Massachusetts (Commonwealth of), Series 2021 A, Ref. RB, 5.00%, 06/01/2042	1.31
North Texas Tollway Authority, Series 2021 B, RB, 4.00%, 01/01/2034	1.13
Nassau (County Of), NY Interim Finance Authority, Series 2021 A, Ref. RB, 4.00%, 11/15/2034	1.12
Massachusetts (Commonwealth of), Series 2021 D, GO Bonds, 5.00%, 09/01/2048	1.10
New York (City of), NY Municipal Water Finance Authority, Series 2021 DD, Ref. RB, 5.00%, 06/15/2031	1.07
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB, 5.00%, 02/01/2035	1.02
Intermountain Power Agency, Series 2022 A, Ref. RB, 5.00%, 07/01/2045	0.99
Total	12.44

83

Invesco BulletShares 2031 Municipal Bond ETF (BSMV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
Invesco BulletShares® Municipal Bond 2031 Index	2.42%	(7.28)%	(13.75)%
Bloomberg Municipal Bond Index	1.70	(3.69)	(7.11)
Fund
NAV Return	2.38	(7.14)	(13.50)
Market Price Return	2.67	(7.20)	(13.61)

Fund Inception: September 15, 2021

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

84

BSMW	Management’s Discussion of Fund Performance
Invesco BulletShares 2032 Municipal Bond ETF (BSMW)

As an index fund, the Invesco BulletShares 2032 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2032 Index (the “Municipal Bond 2032 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2032 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment-grade municipal bonds with maturities in the year 2032 or, in some cases, “effective maturities” in the year 2032. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre- refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2032. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature or are called, the proceeds are not reinvested. Instead, the Fund will invest such proceeds in any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (March 1, 2023, the first day of trading on the exchange) through August 31, 2023, on a market price basis, the Fund returned 0.90%. On a net asset value (“NAV”) basis, the Fund returned 0.78%. During the same time period, the Index returned 1.01%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned 1.05%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,600 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of New York and most underweight in the state of New Jersey during the fiscal period ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection within the state of Tennessee.

For the fiscal period ended August 31, 2023, the state of Illinois contributed most significantly to the Fund’s return. The state of Tennessee detracted most significantly from the Fund’s return, followed by the states of Ohio and Kentucky, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2023, included New York (City of), NY Transitional, 5.25% coupon, due 11/1/2037, (portfolio average weight of 2.02%) and California (State of), 5.00% coupon, due 4/1/2042, (portfolio average weight of 1.40%). Positions that detracted the most from the Fund’s return during this period included New York (State of) Dormitory Authority, 5.00% coupon, due 3/15/2032, (portfolio average weight of 1.71%) and Tennessee (State of) School Bond Authority, 5.00% coupon, due 11/1/2047 (portfolio average weight of 1.38%).

85

Invesco BulletShares 2032 Municipal Bond ETF (BSMW) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Ad Valorem Property Tax	20.27
Water Revenue	15.61
Income Tax Revenue	9.34
Miscellaneous Revenue	8.31
Highway Tolls Revenue	7.61
Lease Revenue	5.59
General Fund	4.59
Appropriations	4.56
Health, Hospital, Nursing Home Revenue	4.55
Port, Airport & Marina Revenue	3.93
Revenue Types Each Less Than 3%	13.94
Other Assets Less Liabilities	1.70

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2023
Security
New York (City of), NY Transitional Finance Authority, Subseries 2022 D-1, RB, 5.25%, 11/01/2037	1.99
New York (State of) Dormitory Authority, Series 2021 E, Ref. RB, 5.00%, 03/15/2032	1.67
Massachusetts (Commonwealth of), Series 2022 C, GO Bonds, 5.25%, 10/01/2052	1.64
San Francisco (City of), CA Public Utilities Commission (Green Bonds), Series 2023 C, Ref. RB, 5.00%, 11/01/2032	1.49
California (State of), Series 2022, Ref. GO Bonds, 5.00%, 04/01/2042	1.38
Triborough Bridge & Tunnel Authority, Series 2022 C, RB, 5.25%, 05/15/2052	1.36
Tennessee (State of) School Bond Authority, Series 2022 A, RB, 5.00%, 11/01/2047	1.36
Los Angeles (City of), CA Department of Water & Power, Series 2022 B, Ref. RB, 5.00%, 07/01/2052	1.35
California (State of), Series 2022, Ref. GO Bonds, 4.00%, 09/01/2042	1.26
New York (State of) Thruway Authority (Bidding Group 4), Series 2022 A, Ref. RB, 5.00%, 03/15/2048	1.25
Total	14.75

86

Invesco BulletShares 2032 Municipal Bond ETF (BSMW) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

Fund Inception
Index	Cumulative
Invesco BulletShares® Municipal Bond 2032 Index	1.01%
Bloomberg Municipal Bond Index	1.05
Fund
NAV Return	0.78
Market Price Return	0.90

Fund Inception: March 1, 2023

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

87

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 24, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

88

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)

August 31, 2023

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-62.50%
Automobile Components-0.62%
American Honda Finance Corp., 0.65%, 09/08/2023	$14,000,000	$13,993,968

Automobiles-0.41%
Toyota Motor Credit Corp., 2.25%, 10/18/2023	9,261,000	9,222,899

Banks-7.25%
Bank of Montreal (Canada), 0.45%, 12/08/2023	16,975,000	16,742,893
Bank of Nova Scotia (The) (Canada), 0.40%, 09/15/2023	20,604,000	20,573,527
Canadian Imperial Bank of Commerce (Canada), 3.50%, 09/13/2023	18,529,000	18,519,201
Citigroup, Inc., 3.88%, 10/25/2023	18,384,000	18,330,098
Cooperatieve Rabobank U.A. (Netherlands), 4.63%, 12/01/2023	10,090,000	10,047,533
Huntington National Bank (The), 3.55%, 10/06/2023	14,236,000	14,206,041
Mitsubishi UFJ Financial Group, Inc. (Japan), 2.53%, 09/13/2023	9,322,000	9,315,467
NatWest Group PLC (United Kingdom)
3.88%, 09/12/2023	19,788,000	19,781,040
6.00%, 12/19/2023	12,887,000	12,867,662
Royal Bank of Canada (Canada), 0.50%, 10/26/2023	23,478,000	23,306,222

		163,689,684

Beverages-1.46%
Diageo Capital PLC (United Kingdom), 3.50%, 09/18/2023	9,300,000	9,291,194
Keurig Dr Pepper, Inc., 3.13%, 12/15/2023	9,300,000	9,228,971
PepsiCo, Inc., 0.40%, 10/07/2023	14,596,000	14,521,917

		33,042,082

Biotechnology-2.75%
Gilead Sciences, Inc.
2.50%, 09/01/2023	14,219,000	14,219,000
0.75%, 09/29/2023	28,388,000	28,290,202
Shire Acquisitions Investments Ireland DAC, 2.88%, 09/23/2023	19,670,000	19,634,044

		62,143,246

Capital Markets-3.70%
Ameriprise Financial, Inc., 4.00%, 10/15/2023	14,752,000	14,713,816
Bank of New York Mellon Corp. (The), 0.35%, 12/07/2023	13,897,000	13,706,061
Goldman Sachs Group, Inc. (The), 1.22%, 12/06/2023	36,003,000	35,577,212
State Street Corp., 3.70%, 11/20/2023	19,672,000	19,593,278

		83,590,367

Chemicals-1.12%
Ecolab, Inc., 0.90%, 12/15/2023	7,791,000	7,687,411
Mosaic Co. (The), 4.25%, 11/15/2023	17,703,000	17,645,664

		25,333,075

	Principal Amount	Value
Communications Equipment-0.62%
Cisco Systems, Inc., 2.20%, 09/20/2023 .	$13,892,000	$13,871,069

Consumer Finance-1.69%
Ally Financial, Inc., 1.45%, 10/02/2023	23,609,000	23,490,819
American Express Co., 0.75%, 11/03/2023	14,825,000	14,710,331

		38,201,150

Consumer Staples Distribution & Retail-0.69%
Walgreens Boots Alliance, Inc., 0.95%, 11/17/2023	15,744,000	15,585,198

Electric Utilities-2.27%
Entergy Louisiana LLC, 0.62%, 11/17/2023	13,001,000	12,869,551
Pacific Gas and Electric Co., 1.70%, 11/15/2023	17,701,000	17,539,219
Southern California Edison Co., Series C, 3.50%, 10/01/2023	11,116,000	11,089,833
Xcel Energy, Inc., 0.50%, 10/15/2023	9,840,000	9,780,895

		51,279,498

Energy Equipment & Services-1.85%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., 1.23%, 12/15/2023	12,100,000	11,945,282
Schlumberger Investment S.A., 3.65%, 12/01/2023	29,843,000	29,679,416

		41,624,698

Financial Services-2.00%
AerCap Ireland Capital DAC/AerCap
Global Aviation Trust (Ireland), 1.15%, 10/29/2023	34,424,000	34,162,759
Jackson Financial, Inc., 1.13%, 11/22/2023	11,065,000	10,952,177

		45,114,936

Food Products-0.74%
General Mills, Inc., 5.24%, 11/18/2025	6,653,000	6,628,138
Kellogg Co., 2.65%, 12/01/2023	10,200,000	10,127,068

		16,755,206

Ground Transportation-0.67%
Burlington Northern Santa Fe LLC, 3.85%, 09/01/2023	15,093,000	15,093,000

Health Care Equipment & Supplies-2.04%
Abbott Laboratories, 3.40%, 11/30/2023	19,612,000	19,507,807
Baxter International, Inc., 0.87%, 12/01/2023	15,529,000	15,343,882
Stryker Corp., 0.60%, 12/01/2023	11,200,000	11,062,595

		45,914,284

Health Care Providers & Services-0.35%
CVS Health Corp., 4.00%, 12/05/2023	7,924,000	7,872,772

Hotels, Restaurants & Leisure-1.21%
Hyatt Hotels Corp., 1.30%, 10/01/2023	12,637,000	12,584,983
Starbucks Corp., 3.85%, 10/01/2023	14,757,000	14,736,090

		27,321,073

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)–(continued)

August 31, 2023

	Principal Amount	Value
Insurance-0.42%
Lincoln National Corp., 4.00%, 09/01/2023	$9,383,000	$9,383,000

Life Sciences Tools & Services-1.39%
Revvity, Inc., 0.55%, 09/15/2023	6,428,000	6,418,420
Thermo Fisher Scientific, Inc., 0.80%, 10/18/2023	25,000,000	24,849,917

		31,268,337

Machinery-2.11%
Caterpillar Financial Services Corp.
0.45%, 09/14/2023	18,946,000	18,921,255
3.75%, 11/24/2023	9,260,000	9,227,502
Cummins, Inc., 3.65%, 10/01/2023	9,840,000	9,824,354
John Deere Capital Corp., 0.40%, 10/10/2023	9,783,000	9,735,260

		47,708,371

Multi-Utilities-2.66%
Black Hills Corp., 4.25%, 11/30/2023	9,730,000	9,686,480
Consolidated Edison, Inc., Series A, 0.65%, 12/01/2023	13,863,000	13,693,569
Delmarva Power & Light Co., 3.50%, 11/15/2023	9,379,000	9,335,062
Public Service Enterprise Group, Inc., 0.84%, 11/08/2023	14,473,000	14,337,493
WEC Energy Group, Inc., 0.55%, 09/15/2023	13,050,000	13,030,432

		60,083,036

Office REITs-0.42%
Boston Properties L.P., 3.13%, 09/01/2023	9,388,000	9,388,000

Oil, Gas & Consumable Fuels-5.42%
Enbridge, Inc. (Canada)
4.00%, 10/01/2023	14,900,000	14,875,318
0.55%, 10/04/2023	9,590,000	9,548,729
Energy Transfer L.P., Series 5Y, 4.20%, 09/15/2023	9,300,000	9,295,517
Energy Transfer L.P./Regency Energy Finance Corp., 4.50%, 11/01/2023	11,707,000	11,677,188
Kinder Morgan Energy Partners L.P., 3.50%, 09/01/2023	11,266,000	11,266,000
Plains All American Pipeline L.P./PAA Finance Corp., 3.85%, 10/15/2023	14,194,000	14,154,816
Shell International Finance B.V. (Netherlands), 0.38%, 09/15/2023	18,600,000	18,571,535
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 6.50%, 07/15/2027	9,495,000	9,552,445
TransCanada PipeLines Ltd. (Canada), 3.75%, 10/16/2023	12,100,000	12,071,385
Williams Cos., Inc. (The), 4.50%, 11/15/2023	11,200,000	11,165,545

		122,178,478

Personal Care Products-0.41%
Unilever Capital Corp. (United Kingdom), 0.38%, 09/14/2023	9,300,000	9,289,830

	Principal Amount	Value
Pharmaceuticals-5.89%
Bristol-Myers Squibb Co.
3.25%, 11/01/2023	$9,300,000	$9,264,665
0.54%, 11/13/2023	29,209,000	28,928,833
GlaxoSmithKline Capital PLC (United Kingdom), 0.53%, 10/01/2023	23,200,000	23,108,890
Johnson & Johnson, 3.38%, 12/05/2023	14,925,000	14,857,118
Mylan, Inc., 4.20%, 11/29/2023	9,840,000	9,801,511
Pfizer, Inc., 3.20%, 09/15/2023	18,645,000	18,631,337
Royalty Pharma PLC, 0.75%, 09/02/2023	18,600,000	18,600,000
Takeda Pharmaceutical Co. Ltd. (Japan), 4.40%, 11/26/2023	9,808,000	9,772,601

		132,964,955

Professional Services-0.50%
Thomson Reuters Corp. (Canada), 4.30%, 11/23/2023	11,367,000	11,314,391

Semiconductors & Semiconductor Equipment-0.83%
Microchip Technology, Inc., 2.67%, 09/01/2023	18,772,000	18,772,000

Software-3.86%
Microsoft Corp., 3.63%, 12/15/2023	27,788,000	27,785,393
Oracle Corp., 2.40%, 09/15/2023	46,309,000	46,244,660
Roper Technologies, Inc., 3.65%, 09/15/2023	13,051,000	13,042,876

		87,072,929

Specialty Retail-0.41%
Lowe’s Cos., Inc., 3.88%, 09/15/2023	9,261,000	9,255,857

Technology Hardware, Storage & Peripherals-1.05%
Hewlett Packard Enterprise Co., 4.45%, 10/02/2023	23,746,000	23,722,724

Tobacco-0.87%
Philip Morris International, Inc., 3.60%, 11/15/2023	9,300,000	9,263,254
Reynolds American, Inc. (United Kingdom), 4.85%, 09/15/2023	10,256,000	10,252,629

		19,515,883

Trading Companies & Distributors-0.63%
Air Lease Corp., 3.00%, 09/15/2023	14,120,000	14,108,464

Wireless Telecommunication Services-4.19%
Rogers Communications, Inc. (Canada), 4.10%, 10/01/2023	15,748,000	15,723,807
Sprint LLC, 7.88%, 09/15/2023	78,728,000	78,838,613

		94,562,420

Total U.S. Dollar Denominated Bonds & Notes (Cost $1,413,033,062)		1,410,236,880

U.S. Treasury Securities-35.96%
U.S. Treasury Bills-35.96%(b)
5.30%–5.32%, 10/19/2023	500,000,000	496,472,500
5.21%–5.27%, 09/21/2023	316,000,000	315,075,700

Total U.S. Treasury Securities (Cost $811,566,920)		811,548,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)–(continued)

August 31, 2023

	Shares	Value
Money Market Funds-0.91%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(c)(d) (Cost $20,478,188)	20,478,188	$20,478,188

TOTAL INVESTMENTS IN SECURITIES-99.37% (Cost $2,245,078,170)		2,242,263,268
OTHER ASSETS LESS LIABILITIES-0.63%		14,230,793

NET ASSETS-100.00%		$2,256,494,061

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$23,958,894	$1,959,198,295	$(1,962,679,001)	$-	$-	$20,478,188	$7,268,741

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	20,560,182	64,227,239	(84,787,421)	-	-	-	344,640	*

Invesco Private Prime Fund	52,869,041	143,314,933	(196,191,726)	(3,597)	11,349	-	926,350	*

Total	$97,388,117	$2,166,740,467	$(2,243,658,148)	$(3,597)	$11,349	$20,478,188	$8,539,731

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)

August 31, 2023

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.66%
Aerospace & Defense-1.63%
Boeing Co. (The)
1.95%, 02/01/2024(b)	$12,000,000	$11,800,846
1.43%, 02/04/2024	35,904,000	35,216,752
General Dynamics Corp., 2.38%, 11/15/2024(b)	5,980,000	5,764,427
Howmet Aerospace, Inc., 5.13%, 10/01/2024(b)	10,856,000	10,757,815

		63,539,840

Air Freight & Logistics-0.15%
United Parcel Service, Inc., 2.80%, 11/15/2024(b)	6,200,000	6,017,223

Automobile Components-1.34%
American Honda Finance Corp.
2.90%, 02/16/2024	5,975,000	5,896,291
2.40%, 06/27/2024	7,180,000	6,991,250
0.55%, 07/12/2024(b)	10,752,000	10,303,966
0.75%, 08/09/2024	11,947,000	11,417,659
2.15%, 09/10/2024(b)	8,966,000	8,659,737
Magna International, Inc. (Canada), 3.63%, 06/15/2024	8,962,000	8,812,272

		52,081,175

Automobiles-2.56%
PACCAR Financial Corp., 3.15%, 06/13/2024	5,980,000	5,867,540
Toyota Motor Corp. (Japan)
0.68%, 03/25/2024(b)	14,940,000	14,535,563
2.36%, 07/02/2024	5,980,000	5,823,858
Toyota Motor Credit Corp.
0.45%, 01/11/2024	11,949,000	11,739,997
2.50%, 03/22/2024(b)	14,340,000	14,094,402
2.90%, 04/17/2024	5,980,000	5,877,705
0.50%, 06/18/2024	10,155,000	9,757,516
0.63%, 09/13/2024	11,951,000	11,378,079
4.40%, 09/20/2024	14,940,000	14,781,921
2.00%, 10/07/2024	5,980,000	5,761,093

		99,617,674

Banks-19.47%
Banco Santander S.A. (Spain), 3.89%, 05/24/2024(b)	17,872,000	17,599,659
Bank of America Corp.
4.13%, 01/22/2024	29,876,000	29,687,840
4.00%, 04/01/2024(b)	27,543,000	27,274,707
4.20%, 08/26/2024	35,848,000	35,224,629
Bank of Montreal (Canada)
2.15%, 03/08/2024(b)	14,941,000	14,669,781
5.20%, 12/12/2024(b)	11,950,000	11,888,025
Series H, 4.25%, 09/14/2024(b)	17,924,000	17,646,448
Bank of Nova Scotia (The) (Canada)
2.44%, 03/11/2024(b)	10,756,000	10,570,796
5.25%, 12/06/2024	11,951,000	11,890,633
Barclays Bank PLC (United Kingdom), 3.75%, 05/15/2024	7,080,000	6,975,860
Barclays PLC (United Kingdom), 4.38%, 09/11/2024	14,930,000	14,605,967

	Principal Amount	Value
Banks-(continued)
BNP Paribas S.A. (France), 4.25%, 10/15/2024(b)	$11,885,000	$11,633,289
BPCE S.A. (France), 4.00%, 04/15/2024(b)	17,940,000	17,732,588
Canadian Imperial Bank of Commerce (Canada), 1.00%, 10/18/2024(b)	7,771,000	7,373,476
Citigroup, Inc.
3.75%, 06/16/2024(b)	7,452,000	7,350,278
4.00%, 08/05/2024	8,949,000	8,795,646
Cooperatieve Rabobank U.A. (Netherlands)
0.38%, 01/12/2024	9,050,000	8,884,098
3.88%, 08/22/2024(b)	11,940,000	11,727,379
Credit Suisse AG (Switzerland)
0.50%, 02/02/2024	10,721,400	10,462,245
4.75%, 08/09/2024	12,800,000	12,626,423
3.63%, 09/09/2024	33,600,000	32,696,277
Fifth Third Bancorp, 4.30%, 01/16/2024(b)	8,962,000	8,891,062
HSBC Holdings PLC (United Kingdom), 4.25%, 03/14/2024	23,856,000	23,603,688
HSBC USA, Inc.
3.75%, 05/24/2024	11,910,000	11,722,126
3.50%, 06/23/2024	8,991,000	8,828,924
Intesa Sanpaolo S.p.A. (Italy), 5.25%, 01/12/2024	7,728,000	7,700,441
JPMorgan Chase & Co.
3.88%, 02/01/2024	17,923,000	17,802,831
3.63%, 05/13/2024	23,902,000	23,568,958
3.88%, 09/10/2024	35,778,000	35,092,897
Lloyds Banking Group PLC (United Kingdom), 4.50%, 11/04/2024(b)	12,070,000	11,810,620
Mitsubishi UFJ Financial Group, Inc. (Japan), 2.80%, 07/18/2024(b)	11,961,000	11,648,319
National Bank of Canada (Canada), 0.75%, 08/06/2024	6,100,000	5,822,883
NatWest Group PLC (United Kingdom), 5.13%, 05/28/2024	6,360,000	6,305,167
PNC Bank N.A.
2.50%, 08/27/2024	7,150,000	6,910,375
3.30%, 10/30/2024	5,945,000	5,785,483
PNC Financial Services Group, Inc. (The)
3.90%, 04/29/2024	10,142,000	9,995,081
2.20%, 11/01/2024	7,765,000	7,456,591
Royal Bank of Canada (Canada)
3.97%, 07/26/2024(b)	17,924,000	17,648,121
0.65%, 07/29/2024(b)	10,163,000	9,711,796
5.66%, 10/25/2024(b)	13,739,000	13,747,709
Santander UK PLC (United Kingdom), 4.00%, 03/13/2024(b)	11,929,000	11,799,110
Sumitomo Mitsui Banking Corp. (Japan)
3.95%, 01/10/2024(b)	6,152,000	6,109,374
3.40%, 07/11/2024	5,883,000	5,768,654

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)–(continued)

August 31, 2023

	Principal Amount	Value
Banks-(continued)
Sumitomo Mitsui Financial Group, Inc. (Japan)
0.51%, 01/12/2024(b)	$6,040,000	$5,927,446
2.70%, 07/16/2024	23,953,000	23,320,864
2.45%, 09/27/2024	11,879,000	11,474,406
Toronto-Dominion Bank (The) (Canada)
2.35%, 03/08/2024	17,927,000	17,624,159
4.29%, 09/13/2024(b)	17,929,000	17,668,204
1.25%, 12/13/2024(b)	6,009,000	5,689,397
Truist Bank, 2.15%, 12/06/2024	14,859,000	14,178,963
Truist Financial Corp., 2.85%, 10/26/2024	11,949,000	11,535,439
U.S. Bancorp
3.70%, 01/30/2024(b)	8,962,000	8,877,996
3.60%, 09/11/2024(b)	11,949,000	11,696,615
Wells Fargo & Co.
4.48%, 01/16/2024	8,634,000	8,585,133
3.30%, 09/09/2024	26,892,000	26,266,381

		757,891,257

Beverages-1.37%
Coca-Cola Co. (The), 1.75%, 09/06/2024	12,000,000	11,570,521
Constellation Brands, Inc., 3.60%, 05/09/2024(b)	6,586,000	6,486,609
Diageo Capital PLC (United Kingdom), 2.13%, 10/24/2024(b)	7,110,000	6,845,310
Keurig Dr Pepper, Inc., 0.75%, 03/15/2024	13,800,000	13,433,591
PepsiCo, Inc., 3.60%, 03/01/2024(b)	15,000,000	14,857,117

		53,193,148

Biotechnology-2.07%
AbbVie, Inc., 2.60%, 11/21/2024	44,800,000	43,243,714
Amgen, Inc., 3.63%, 05/22/2024(b)	16,800,500	16,556,906
Gilead Sciences, Inc., 3.70%, 04/01/2024(b)	21,000,000	20,757,737

		80,558,357

Broadline Retail-2.78%
Amazon.com, Inc.
2.73%, 04/13/2024	17,927,000	17,636,134
0.45%, 05/12/2024(b)	29,873,000	28,884,393
2.80%, 08/22/2024	23,903,000	23,299,071
4.70%, 11/29/2024(b)	14,941,000	14,853,348
3.80%, 12/05/2024(b)	14,938,000	14,675,536
eBay, Inc., 3.45%, 08/01/2024(b)	8,960,000	8,780,035

		108,128,517

Capital Markets-7.95%
Ameriprise Financial, Inc., 3.70%, 10/15/2024(b)	7,160,000	7,009,482
Bank of New York Mellon Corp. (The)
0.50%, 04/26/2024	7,159,000	6,928,838
3.40%, 05/15/2024	5,971,000	5,871,678
3.25%, 09/11/2024(b)	5,961,000	5,815,026
2.10%, 10/24/2024	11,952,000	11,527,363
Series 12, 3.65%, 02/04/2024	8,962,000	8,881,872
Series J, 0.85%, 10/25/2024(b)	8,367,000	7,927,604
BlackRock, Inc., 3.50%, 03/18/2024(b)	12,500,000	12,366,928

	Principal Amount	Value
Capital Markets-(continued)
Charles Schwab Corp. (The), 0.75%, 03/18/2024(b)	$18,500,000	$18,016,125
Deutsche Bank AG (Germany)
3.70%, 05/30/2024(b)	8,952,000	8,779,574
3.70%, 05/30/2024	9,297,000	9,118,369
FS KKR Capital Corp., 1.65%, 10/12/2024(b)	5,980,000	5,642,508
Goldman Sachs Group, Inc. (The)
4.00%, 03/03/2024	35,849,000	35,501,224
3.00%, 03/15/2024	27,482,000	27,064,214
3.85%, 07/08/2024	26,886,000	26,457,275
5.70%, 11/01/2024	23,900,000	23,867,197
Morgan Stanley
3.70%, 10/23/2024	35,850,000	35,099,595
Series F, 3.88%, 04/29/2024	35,851,000	35,416,200
State Street Corp., 3.30%, 12/16/2024	11,949,000	11,599,693
Stifel Financial Corp., 4.25%, 07/18/2024	6,600,000	6,490,683

		309,381,448

Chemicals-1.11%
Celanese US Holdings LLC, 5.90%, 07/05/2024(b)	13,854,000	13,841,332
LyondellBasell Industries N.V., 5.75%, 04/15/2024(b)	9,520,000	9,503,058
Nutrien Ltd. (Canada), 5.90%, 11/07/2024	6,300,000	6,301,544
Sherwin-Williams Co. (The)
3.13%, 06/01/2024	6,300,000	6,177,444
4.05%, 08/08/2024	7,500,000	7,381,028

		43,204,406

Communications Equipment-0.31%
Cisco Systems, Inc., 3.63%, 03/04/2024(b)	12,002,000	11,885,942

Construction & Engineering-0.15%
Quanta Services, Inc., 0.95%, 10/01/2024	6,200,000	5,882,580

Construction Materials-0.17%
Vulcan Materials Co., 5.80%, 03/01/2026	6,600,000	6,611,710

Consumer Finance-3.57%
Ally Financial, Inc., 5.13%, 09/30/2024	8,361,000	8,236,264
American Express Co.
3.38%, 05/03/2024	23,906,000	23,525,267
3.00%, 10/30/2024(b)	19,720,000	19,151,066
3.63%, 12/05/2024	7,171,000	6,986,018
Capital One Financial Corp., 3.75%, 04/24/2024	8,962,000	8,822,399
Discover Bank, 2.45%, 09/12/2024	9,095,000	8,725,153
Discover Financial Services, 3.95%, 11/06/2024	5,960,000	5,807,559

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)–(continued)

August 31, 2023

	Principal Amount	Value
Consumer Finance-(continued)
General Motors Financial Co., Inc.
1.05%, 03/08/2024	$10,155,000	$9,901,616
3.95%, 04/13/2024	14,940,000	14,747,433
1.20%, 10/15/2024(b)	10,155,000	9,632,419
3.50%, 11/07/2024	8,967,000	8,713,696
Synchrony Financial, 4.25%, 08/15/2024(b)	14,937,000	14,555,234

		138,804,124

Consumer Staples Distribution & Retail-1.97%
Costco Wholesale Corp., 2.75%, 05/18/2024(b)	11,950,000	11,708,823
Dollar General Corp., 4.25%, 09/20/2024	8,967,000	8,829,579
Kroger Co. (The), 4.00%, 02/01/2024	5,980,000	5,934,698
Target Corp., 3.50%, 07/01/2024(b)	11,953,000	11,751,917
Walgreens Boots Alliance, Inc., 3.80%, 11/18/2024	13,830,000	13,510,418
Walmart, Inc.
3.30%, 04/22/2024(b)	17,930,000	17,683,415
2.65%, 12/15/2024(b)	7,532,000	7,298,385

		76,717,235

Diversified REITs-0.15%
W.P. Carey, Inc., 4.60%, 04/01/2024	5,980,000	5,934,708

Diversified Telecommunication Services-1.32%
AT&T, Inc., 0.90%, 03/25/2024	26,930,000	26,197,083
Verizon Communications, Inc.
0.75%, 03/22/2024	12,000,000	11,675,752
3.50%, 11/01/2024(b)	13,900,000	13,582,550

		51,455,385

Electric Utilities-3.33%
Avangrid, Inc., 3.15%, 12/01/2024	7,160,000	6,909,529
Duke Energy Corp., 3.75%, 04/15/2024	11,950,000	11,803,215
Edison International, 3.55%, 11/15/2024	5,977,000	5,808,911
Entergy Louisiana LLC, 0.95%, 10/01/2024(b)	11,948,000	11,345,079
Evergy, Inc., 2.45%, 09/15/2024	9,558,000	9,223,343
Eversource Energy, 4.20%, 06/27/2024	10,760,000	10,610,642
Florida Power & Light Co., 3.25%, 06/01/2024	5,972,000	5,869,649
Interstate Power and Light Co., 3.25%, 12/01/2024	5,980,000	5,810,597
MidAmerican Energy Co., 3.50%, 10/15/2024(b)	5,960,000	5,827,416
National Rural Utilities Cooperative Finance Corp., 0.35%, 02/08/2024	5,980,000	5,845,661
NextEra Energy Capital Holdings, Inc.
2.94%, 03/21/2024	13,143,000	12,922,741
4.20%, 06/20/2024	9,967,000	9,836,099
Pacific Gas and Electric Co., 3.25%, 02/16/2024	11,950,000	11,801,427
Southern California Edison Co., 1.10%, 04/01/2024(b)	9,170,000	8,920,315
Southern Co. (The), Series 21-A, 0.60%, 02/26/2024	7,170,000	6,995,034

		129,529,658

	Principal Amount	Value
Electronic Equipment, Instruments & Components-0.89%
Arrow Electronics, Inc.
3.25%, 09/08/2024	$6,200,000	$6,030,371
6.13%, 03/01/2026(b)	6,200,000	6,201,184
CDW LLC/CDW Finance Corp., 5.50%, 12/01/2024	7,000,000	6,962,340
Keysight Technologies, Inc., 4.55%, 10/30/2024	7,400,000	7,282,078
TD SYNNEX Corp., 1.25%, 08/09/2024(b)	8,600,000	8,201,731

		34,677,704

Entertainment-0.91%
Walt Disney Co. (The), 1.75%, 08/30/2024	18,000,000	17,323,980
Warnermedia Holdings, Inc., 6.41%, 03/15/2026	17,950,000	17,979,152

		35,303,132

Financial Services-3.38%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.15%, 02/15/2024	10,750,000	10,602,350
1.65%, 10/29/2024	38,887,000	36,988,355
Series 3NC1, 1.75%, 10/29/2024	12,040,000	11,447,929
Fidelity National Information Services, Inc., 0.60%, 03/01/2024	9,100,000	8,868,784
Fiserv, Inc., 2.75%, 07/01/2024(b)	24,000,000	23,412,418
Global Payments, Inc., 1.50%, 11/15/2024	6,200,000	5,883,260
Mastercard, Inc., 3.38%, 04/01/2024	12,000,000	11,846,497
ORIX Corp. (Japan), 3.25%, 12/04/2024(b)	8,345,000	8,059,572
PayPal Holdings, Inc., 2.40%, 10/01/2024(b)	15,000,000	14,507,032

		131,616,197

Food Products-1.18%
General Mills, Inc., 3.65%, 02/15/2024	6,000,000	5,936,716
Hormel Foods Corp., 0.65%, 06/03/2024(b)	11,500,000	11,082,407
McCormick & Co., Inc., 3.15%, 08/15/2024(b)	8,381,000	8,180,332
Mondelez International, Inc., 2.13%, 03/17/2024(b)	5,985,000	5,869,180
Tyson Foods, Inc., 3.95%, 08/15/2024	15,000,000	14,738,192

		45,806,827

Gas Utilities-0.48%
Eastern Energy Gas Holdings LLC, Series A, 2.50%, 11/15/2024	7,300,000	7,027,029
ONE Gas, Inc., 1.10%, 03/11/2024	6,000,000	5,849,327
Southern California Gas Co., 3.15%, 09/15/2024	6,000,000	5,850,584

		18,726,940

Ground Transportation-0.99%
Burlington Northern Santa Fe LLC
3.75%, 04/01/2024	5,980,000	5,913,575
3.40%, 09/01/2024	8,368,000	8,197,599

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)–(continued)

August 31, 2023

	Principal Amount	Value
Ground Transportation-(continued)
Canadian Pacific Railway Co. (Canada), 1.35%, 12/02/2024(b)	$18,894,000	$17,918,491
CSX Corp., 3.40%, 08/01/2024	6,700,000	6,564,719

		38,594,384

Health Care Equipment & Supplies-1.91%
Baxter International, Inc., 1.32%, 11/29/2024	16,600,000	15,733,191
Becton, Dickinson and Co.
3.36%, 06/06/2024	12,000,000	11,776,603
3.73%, 12/15/2024	10,476,000	10,227,169
DH Europe Finance II S.a.r.l., 2.20%, 11/15/2024(b)	8,377,000	8,062,154
GE HealthCare Technologies, Inc., 5.55%, 11/15/2024(b)	12,000,000	11,973,047
Stryker Corp., 3.38%, 05/15/2024(b)	7,200,000	7,066,829
Zimmer Biomet Holdings, Inc., 1.45%, 11/22/2024(b)	10,169,000	9,658,741

		74,497,734

Health Care Providers & Services-3.87%
Aetna, Inc., 3.50%, 11/15/2024	9,005,000	8,771,581
Cardinal Health, Inc., 3.08%, 06/15/2024	8,972,000	8,778,692
Cencora, Inc., 3.40%, 05/15/2024	5,987,000	5,891,783
Cigna Group (The)
0.61%, 03/15/2024	6,000,000	5,838,823
3.50%, 06/15/2024(b)	8,542,000	8,400,647
5.69%, 03/15/2026(b)	8,382,000	8,392,902
CommonSpirit Health, 2.76%, 10/01/2024	9,217,000	8,934,950
CVS Health Corp., 3.38%, 08/12/2024	7,779,000	7,600,345
Elevance Health, Inc.
3.50%, 08/15/2024(b)	9,603,000	9,400,374
3.35%, 12/01/2024	10,169,000	9,896,691
HCA, Inc., 5.00%, 03/15/2024	24,000,000	23,867,565
Humana, Inc.
3.85%, 10/01/2024	6,898,000	6,759,451
5.70%, 03/13/2026(b)	6,005,000	6,006,294
Laboratory Corp. of America Holdings, 3.25%, 09/01/2024(b)	7,179,000	6,997,711
McKesson Corp., 3.80%, 03/15/2024	7,739,000	7,657,685
UnitedHealth Group, Inc.
0.55%, 05/15/2024(b)	12,003,000	11,595,105
5.00%, 10/15/2024(b)	5,997,000	5,981,356

		150,771,955

Hotels, Restaurants & Leisure-0.37%
Hyatt Hotels Corp., 1.80%, 10/01/2024	8,920,000	8,542,429
McDonald’s Corp., 3.25%, 06/10/2024(b)	5,960,000	5,857,173

		14,399,602

Household Durables-0.29%
D.R. Horton, Inc., 2.50%, 10/15/2024	5,975,000	5,762,870
Lennar Corp., 4.50%, 04/30/2024	5,699,000	5,654,970

		11,417,840

Household Products-0.15%
Colgate-Palmolive Co., 3.25%, 03/15/2024	5,985,000	5,912,515

	Principal Amount	Value
Insurance-1.54%
American International Group, Inc., 4.13%, 02/15/2024	$5,493,000	$5,447,864
Aon Global Ltd., 3.50%, 06/14/2024	7,185,000	7,061,103
Brown & Brown, Inc., 4.20%, 09/15/2024(b)	6,005,000	5,895,712
Chubb INA Holdings, Inc., 3.35%, 05/15/2024	8,397,000	8,258,922
CNA Financial Corp., 3.95%, 05/15/2024	6,600,000	6,515,465
Marsh & McLennan Cos., Inc., 3.50%, 06/03/2024(b)	7,158,000	7,031,647
MetLife, Inc., 3.60%, 04/10/2024	12,000,000	11,844,151
Willis North America, Inc., 3.60%, 05/15/2024	7,830,000	7,703,008

		59,757,872

Interactive Media & Services-0.26%
Alphabet, Inc., 3.38%, 02/25/2024(b)	10,400,000	10,308,007

IT Services-0.61%
International Business Machines Corp., 3.63%, 02/12/2024	24,130,000	23,908,014

Leisure Products-0.15%
Hasbro, Inc., 3.00%, 11/19/2024	5,985,000	5,784,930

Life Sciences Tools & Services-0.94%
Revvity, Inc., 0.85%, 09/15/2024	8,583,000	8,139,886
Thermo Fisher Scientific, Inc., 1.22%, 10/18/2024	30,000,000	28,609,690

		36,749,576

Machinery-4.24%
Caterpillar Financial Services Corp.
0.95%, 01/10/2024	14,400,000	14,173,264
0.45%, 05/17/2024	13,200,000	12,738,396
0.60%, 09/13/2024	9,000,000	8,568,860
2.15%, 11/08/2024(b)	11,970,000	11,531,495
3.25%, 12/01/2024	7,500,000	7,315,738
Caterpillar, Inc., 3.40%, 05/15/2024	11,970,000	11,821,570
CNH Industrial Capital LLC, 4.20%, 01/15/2024	5,980,000	5,940,105
Illinois Tool Works, Inc., 3.50%, 03/01/2024(b)	8,400,000	8,323,996
John Deere Capital Corp.
0.90%, 01/10/2024	5,965,000	5,871,280
0.45%, 01/17/2024	9,600,000	9,425,930
0.45%, 06/07/2024(b)	7,185,000	6,918,915
3.35%, 06/12/2024(b)	5,980,000	5,881,697
2.65%, 06/24/2024(b)	7,200,000	7,041,870
0.63%, 09/10/2024	5,999,000	5,714,902
4.55%, 10/11/2024	7,183,000	7,127,705
Parker-Hannifin Corp.
3.65%, 06/15/2024	16,800,000	16,515,216
3.30%, 11/21/2024	5,963,000	5,792,554
Trane Technologies Luxembourg Finance S.A., 3.55%, 11/01/2024	6,000,000	5,869,560
Wabtec Corp., 4.40%, 03/15/2024	8,680,000	8,588,612

		165,161,665

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)–(continued)

August 31, 2023

	Principal Amount	Value
Media-0.79%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., 4.50%, 02/01/2024	$13,160,000	$13,066,809
Omnicom Group, Inc./Omnicom Capital, Inc., 3.65%, 11/01/2024	9,000,000	8,790,574
WPP Finance 2010 (United Kingdom), 3.75%, 09/19/2024	9,000,000	8,756,807

		30,614,190

Metals & Mining-0.23%
Freeport-McMoRan, Inc., 4.55%, 11/14/2024	9,203,000	9,057,409

Multi-Utilities-0.35%
Black Hills Corp., 1.04%, 08/23/2024	7,168,000	6,832,326
WEC Energy Group, Inc., 0.80%, 03/15/2024	7,168,000	6,984,786

		13,817,112

Office REITs-0.22%
Boston Properties L.P., 3.80%, 02/01/2024	8,499,000	8,397,485

Oil, Gas & Consumable Fuels-7.61%
Boardwalk Pipelines L.P., 4.95%, 12/15/2024	7,300,000	7,198,359
Canadian Natural Resources Ltd. (Canada), 3.80%, 04/15/2024(b)	6,200,000	6,121,050
Chevron Corp., 2.90%, 03/03/2024	12,000,000	11,841,142
Chevron USA, Inc., 3.90%, 11/15/2024	7,600,000	7,478,848
ConocoPhillips Co., 2.13%, 03/08/2024	5,700,000	5,607,713
Continental Resources, Inc., 3.80%, 06/01/2024	11,000,000	10,809,192
Enbridge, Inc. (Canada)
3.50%, 06/10/2024(b)	6,000,000	5,892,935
5.97%, 03/08/2026	8,500,000	8,507,346
Energy Transfer L.P.
4.25%, 04/01/2024	6,000,000	5,937,822
3.90%, 05/15/2024	7,400,000	7,292,608
Enterprise Products Operating LLC, 3.90%, 02/15/2024	10,400,000	10,310,765
Equinor ASA (Norway), 3.70%, 03/01/2024	12,000,000	11,896,848
Exxon Mobil Corp.
3.18%, 03/15/2024	12,000,000	11,857,533
2.02%, 08/16/2024(b)	12,000,000	11,616,750
Kinder Morgan Energy Partners L.P.
4.15%, 02/01/2024	8,000,000	7,937,788
4.30%, 05/01/2024	7,300,000	7,219,451
4.25%, 09/01/2024	7,999,000	7,871,485
Marathon Petroleum Corp., 3.63%, 09/15/2024	9,200,000	9,002,582
MPLX L.P., 4.88%, 12/01/2024	14,000,000	13,824,109
Phillips 66, 0.90%, 02/15/2024	9,700,000	9,488,796
Plains All American Pipeline L.P./PAA Finance Corp., 3.60%, 11/01/2024	9,000,000	8,765,938
Sabine Pass Liquefaction LLC, 5.75%, 05/15/2024	4,720,000	4,714,428
Shell International Finance B.V. (Netherlands), 2.00%, 11/07/2024	15,000,000	14,428,459

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Spectra Energy Partners L.P., 4.75%, 03/15/2024	$12,000,000	$11,926,589
TotalEnergies Capital International S.A. (France)
3.70%, 01/15/2024	12,000,000	11,919,987
3.75%, 04/10/2024(b)	15,280,000	15,108,731
TransCanada PipeLines Ltd. (Canada)
1.00%, 10/12/2024(b)	15,000,000	14,231,538
6.20%, 03/09/2026(b)	10,300,000	10,311,673
Williams Cos., Inc. (The)
4.30%, 03/04/2024	12,000,000	11,895,348
4.55%, 06/24/2024(b)	15,200,000	15,040,927

		296,056,740

Passenger Airlines-0.27%
Delta Air Lines, Inc., 2.90%, 10/28/2024	10,760,000	10,432,030

Personal Care Products-0.75%
Estee Lauder Cos., Inc. (The), 2.00%, 12/01/2024	5,979,000	5,739,507
Unilever Capital Corp. (United Kingdom)
3.25%, 03/07/2024	6,010,000	5,936,533
2.60%, 05/05/2024(b)	11,942,000	11,688,470
0.63%, 08/12/2024	6,010,000	5,746,528

		29,111,038

Pharmaceuticals-2.02%
AstraZeneca Finance LLC (United Kingdom), 0.70%, 05/28/2024	19,151,000	18,495,339
Eli Lilly and Co., 5.00%, 02/27/2026(b)	9,000,000	9,003,675
Haleon US Capital LLC, 3.02%, 03/24/2024	7,940,000	7,810,791
Novartis Capital Corp. (Switzerland), 3.40%, 05/06/2024(b)	25,800,000	25,432,605
Pfizer, Inc., 3.40%, 05/15/2024	12,000,000	11,824,929
Wyeth LLC, 6.45%, 02/01/2024	5,985,000	5,999,678

		78,567,017

Professional Services-0.23%
Equifax, Inc., 2.60%, 12/01/2024(b)	9,200,000	8,848,585

Retail REITs-0.75%
Simon Property Group L.P.
3.75%, 02/01/2024	7,200,000	7,134,768
2.00%, 09/13/2024	12,000,000	11,548,480
3.38%, 10/01/2024	10,810,000	10,545,667

		29,228,915

Semiconductors & Semiconductor Equipment-2.19%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 01/15/2024	10,000,000	9,915,500
Intel Corp.
2.88%, 05/11/2024(b)	15,000,000	14,726,718
2.70%, 06/17/2024	590,000	576,705
KLA Corp., 4.65%, 11/01/2024	9,100,000	9,023,362
Microchip Technology, Inc., 0.97%, 02/15/2024(b)	17,000,000	16,611,760
NVIDIA Corp., 0.58%, 06/14/2024	15,200,000	14,644,501

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)–(continued)

August 31, 2023

	Principal Amount	Value
Semiconductors & Semiconductor Equipment-(continued)
QUALCOMM, Inc., 2.90%, 05/20/2024	$11,000,000	$10,797,604
Xilinx, Inc., 2.95%, 06/01/2024	9,100,000	8,922,240

		85,218,390

Software-2.72%
Microsoft Corp., 2.88%, 02/06/2024(b)	27,000,000	26,721,578
Oracle Corp.
3.40%, 07/08/2024	24,200,000	23,746,465
2.95%, 11/15/2024	24,200,000	23,443,449
Roper Technologies, Inc., 2.35%, 09/15/2024(b)	6,200,000	5,992,936
Salesforce, Inc., 0.63%, 07/15/2024	12,000,000	11,509,220
VMware, Inc., 1.00%, 08/15/2024(b)	15,005,000	14,345,824

		105,759,472

Specialized REITs-0.68%
American Tower Corp.
0.60%, 01/15/2024(b)	5,997,000	5,881,763
5.00%, 02/15/2024	12,000,000	11,952,735
Crown Castle, Inc., 3.20%, 09/01/2024	9,005,000	8,776,613

		26,611,111

Specialty Retail-0.64%
Dell International LLC/EMC Corp., 4.00%, 07/15/2024	12,100,000	11,918,776
Home Depot, Inc. (The), 3.75%, 02/15/2024	13,150,000	13,054,942

		24,973,718

Technology Hardware, Storage & Peripherals-2.83%
Apple, Inc.
3.00%, 02/09/2024	21,000,000	20,772,748
3.45%, 05/06/2024	30,000,000	29,614,645
2.85%, 05/11/2024	21,000,000	20,634,533
1.80%, 09/11/2024(b)	9,200,000	8,888,118
Hewlett Packard Enterprise Co.
1.45%, 04/01/2024	12,000,000	11,699,631
5.90%, 10/01/2024	18,700,000	18,724,342

		110,334,017

Tobacco-1.07%
Altria Group, Inc., 4.00%, 01/31/2024(b) .	9,286,000	9,212,638
BAT Capital Corp. (United Kingdom), 2.79%, 09/06/2024	11,995,000	11,641,707
Philip Morris International, Inc.
3.25%, 11/10/2024(b)	8,973,000	8,741,784
5.13%, 11/15/2024(b)	12,000,000	11,946,087

		41,542,216

Investment Abbreviations:

REIT-Real Estate Investment Trust

	Principal Amount	Value
Trading Companies & Distributors-0.56%
Air Lease Corp.
0.70%, 02/15/2024	$9,100,000	$8,882,575
0.80%, 08/18/2024(b)	7,200,000	6,851,658
4.25%, 09/15/2024	5,979,000	5,870,996

		21,605,229

Wireless Telecommunication Services-1.19%
Bell Canada (Canada), Series US-3, 0.75%, 03/17/2024	7,300,000	7,105,910
Sprint LLC, 7.13%, 06/15/2024	29,920,000	30,184,254
Vodafone Group PLC (United Kingdom), 3.75%, 01/16/2024(b)	9,294,000	9,221,419

		46,511,583

Total U.S. Dollar Denominated Bonds & Notes (Cost $3,922,625,883)		3,840,515,538

	Shares
Money Market Funds-0.43%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(c)(d) (Cost $16,589,150)	16,589,150	16,589,150

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.09% (Cost $3,939,215,033)		3,857,104,688

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.45%
Invesco Private Government Fund, 5.30%(c)(d)(e)	48,524,883	48,524,883
Invesco Private Prime Fund, 5.51%(c)(d)(e)	124,841,911	124,841,911

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $173,363,561)		173,366,794

TOTAL INVESTMENTS IN SECURITIES-103.54% (Cost $4,112,578,594)		4,030,471,482
OTHER ASSETS LESS LIABILITIES-(3.54)%		(137,839,898)

NET ASSETS-100.00%		$3,892,631,584

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)–(continued)

August 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$ 6,400,109	$218,388,453	$(208,199,412)	$-	$-	$16,589,150	$542,613

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	28,975,256	344,128,761	(324,579,134)	-	-	48,524,883	2,221,761	*

Invesco Private Prime Fund	75,151,379	747,283,660	(697,597,406)	(1,470)	5,748	124,841,911	6,022,499	*

Total	$110,526,744	$1,309,800,874	$(1,230,375,952)	$(1,470)	$5,748	$189,955,944	$8,786,873

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)

August 31, 2023

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-99.04%
Aerospace & Defense-2.36%
Boeing Co. (The), 4.88%, 05/01/2025	$22,713,000	$22,411,174
General Dynamics Corp.
3.25%, 04/01/2025	4,929,000	4,779,002
3.50%, 05/15/2025(b)	4,870,000	4,729,905
Howmet Aerospace, Inc., 6.88%, 05/01/2025	3,912,000	3,942,964
L3Harris Technologies, Inc., 3.83%, 04/27/2025	3,920,000	3,816,232
Lockheed Martin Corp., 4.95%, 10/15/2025	3,250,000	3,242,019
Northrop Grumman Corp., 2.93%, 01/15/2025	9,736,000	9,412,882
Precision Castparts Corp., 3.25%, 06/15/2025	5,558,000	5,381,741
RTX Corp., 3.95%, 08/16/2025	9,736,000	9,470,726

		67,186,645

Air Freight & Logistics-0.22%
United Parcel Service, Inc., 3.90%, 04/01/2025	6,495,000	6,365,313

Automobile Components-1.16%
American Honda Finance Corp.
1.50%, 01/13/2025(b)	7,142,000	6,776,752
5.00%, 05/23/2025	4,870,000	4,828,137
1.20%, 07/08/2025	4,895,000	4,541,649
1.00%, 09/10/2025	4,895,000	4,489,097
Series A, 4.60%, 04/17/2025	5,220,000	5,154,222
BorgWarner, Inc., 3.38%, 03/15/2025(b)	3,250,000	3,140,314
Magna International, Inc. (Canada), 4.15%, 10/01/2025(b)	4,218,000	4,098,909

		33,029,080

Automobiles-2.95%
General Motors Co.
4.00%, 04/01/2025(b)	3,247,000	3,159,065
6.13%, 10/01/2025	12,981,000	13,040,372
Honda Motor Co. Ltd. (Japan), 2.27%, 03/10/2025(b)	6,521,000	6,231,510
PACCAR Financial Corp., 3.55%, 08/11/2025	3,896,000	3,788,886
Toyota Motor Credit Corp.
4.80%, 01/10/2025	7,790,000	7,738,556
1.45%, 01/13/2025	7,511,000	7,134,523
1.80%, 02/13/2025(b)	9,090,000	8,654,625
3.00%, 04/01/2025	8,120,000	7,841,856
3.40%, 04/14/2025(b)	3,243,000	3,149,003
3.95%, 06/30/2025(b)	8,442,000	8,251,991
3.65%, 08/18/2025(b)	4,874,000	4,735,033
0.80%, 10/16/2025	6,491,000	5,924,572
5.40%, 11/10/2025	4,220,000	4,243,598

		83,893,590

Banks-18.31%
Banco Santander S.A. (Spain)
3.50%, 03/24/2025	7,977,000	7,692,710
2.75%, 05/28/2025(b)	9,600,000	9,089,559
5.15%, 08/18/2025	11,203,000	11,029,916

	Principal Amount	Value
Banks-(continued)
Bank of America Corp.
4.00%, 01/22/2025	$16,131,000	$15,722,504
3.88%, 08/01/2025(b)	11,567,000	11,265,552
Series L, 3.95%, 04/21/2025	16,134,000	15,627,363
Bank of Montreal (Canada)
1.50%, 01/10/2025(b)	8,694,000	8,228,997
3.70%, 06/07/2025	8,392,000	8,111,843
Bank of Nova Scotia (The) (Canada)
1.45%, 01/10/2025(b)	8,713,000	8,245,951
3.45%, 04/11/2025	11,291,000	10,913,310
5.45%, 06/12/2025(b)	7,102,000	7,065,604
Canadian Imperial Bank of Commerce (Canada)
3.30%, 04/07/2025(b)	8,714,000	8,404,034
5.14%, 04/28/2025	8,050,000	7,986,400
3.95%, 08/04/2025(b)	8,707,000	8,443,750
Citigroup, Inc.
3.88%, 03/26/2025	6,450,000	6,252,536
3.30%, 04/27/2025	9,658,000	9,334,575
4.40%, 06/10/2025	16,131,000	15,741,318
5.50%, 09/13/2025	9,159,000	9,111,646
Citizens Bank N.A., 2.25%, 04/28/2025(b)	4,910,000	4,559,491
Cooperatieve Rabobank U.A. (Netherlands)
1.38%, 01/10/2025	6,390,000	6,054,767
5.00%, 01/13/2025(b)	6,390,000	6,343,445
4.38%, 08/04/2025	9,710,000	9,419,121
Credit Suisse AG (Switzerland)
7.95%, 01/09/2025	8,150,000	8,314,359
3.70%, 02/21/2025	12,460,000	12,018,996
2.95%, 04/09/2025	7,945,000	7,548,712
Fifth Third Bancorp, 2.38%, 01/28/2025	4,835,000	4,604,160
Fifth Third Bank N.A., 3.95%, 07/28/2025(b)	4,770,000	4,608,150
HSBC Holdings PLC (United Kingdom), 4.25%, 08/18/2025(b)	9,680,000	9,345,606
HSBC USA, Inc., 5.63%, 03/17/2025	8,070,000	8,054,016
Huntington Bancshares, Inc., 4.00%, 05/15/2025(b)	3,021,000	2,916,796
JPMorgan Chase & Co.
3.13%, 01/23/2025	16,134,000	15,615,876
3.90%, 07/15/2025(b)	16,129,000	15,682,276
KeyBank N.A.
3.30%, 06/01/2025(b)	4,760,000	4,463,286
4.15%, 08/08/2025	8,170,000	7,737,174
Lloyds Banking Group PLC (United Kingdom), 4.58%, 12/10/2025	8,645,000	8,329,237
Manufacturers & Traders Trust Co., 5.40%, 11/21/2025(b)	3,317,000	3,241,905
Mitsubishi UFJ Financial Group, Inc. (Japan)
2.19%, 02/25/2025	16,754,000	15,901,722
3.78%, 03/02/2025	4,825,000	4,687,960
1.41%, 07/17/2025(b)	11,340,000	10,480,652
National Bank of Canada (Canada), 5.25%, 01/17/2025(b)	6,760,000	6,735,207

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)–(continued)

August 31, 2023

	Principal Amount	Value
Banks-(continued)
PNC Bank N.A., 3.25%, 06/01/2025	$6,385,000	$6,105,237
Regions Financial Corp., 2.25%, 05/18/2025	4,843,000	4,529,359
Royal Bank of Canada (Canada)
1.60%, 01/21/2025(b)	6,433,000	6,101,735
3.38%, 04/14/2025(b)	9,036,000	8,746,238
4.95%, 04/25/2025(b)	10,322,000	10,217,121
Santander Holdings USA, Inc.
3.45%, 06/02/2025	6,450,000	6,159,647
4.50%, 07/17/2025	7,102,000	6,935,897
Sumitomo Mitsui Banking Corp. (Japan), 3.65%, 07/23/2025(b)	3,220,000	3,100,718
Sumitomo Mitsui Financial Group, Inc. (Japan)
2.35%, 01/15/2025	8,070,000	7,707,279
1.47%, 07/08/2025(b)	15,223,000	14,103,062
Toronto-Dominion Bank (The) (Canada)
1.45%, 01/10/2025(b)	5,166,000	4,898,874
3.77%, 06/06/2025(b)	10,620,000	10,316,404
Truist Bank
1.50%, 03/10/2025(b)	8,170,000	7,625,601
3.63%, 09/16/2025	8,170,000	7,748,098
Truist Financial Corp.
4.00%, 05/01/2025	5,487,000	5,318,466
3.70%, 06/05/2025	6,450,000	6,214,689
1.20%, 08/05/2025	4,822,000	4,428,162
U.S. Bancorp, 1.45%, 05/12/2025	9,654,000	9,033,789
U.S. Bank N.A., 2.05%, 01/21/2025	6,530,000	6,213,000
Wells Fargo & Co.
3.00%, 02/19/2025	16,089,000	15,481,075
3.55%, 09/29/2025	16,134,000	15,485,192

		521,400,125

Beverages-1.08%
Diageo Capital PLC (United Kingdom)
1.38%, 09/29/2025	4,800,000	4,434,890
5.20%, 10/24/2025	3,220,000	3,223,191
Keurig Dr Pepper, Inc., 3.40%, 11/15/2025	3,250,000	3,109,986
PepsiCo, Inc.
2.25%, 03/19/2025	9,736,000	9,321,239
2.75%, 04/30/2025	6,531,000	6,280,776
3.50%, 07/17/2025	4,541,000	4,415,522

		30,785,604

Biotechnology-2.57%
AbbVie, Inc., 3.60%, 05/14/2025	24,349,000	23,627,313
Amgen, Inc.
1.90%, 02/21/2025(b)	3,244,000	3,086,845
5.25%, 03/02/2025	12,980,000	12,932,763
3.13%, 05/01/2025(b)	6,490,000	6,247,262
Baxalta, Inc., 4.00%, 06/23/2025	5,219,000	5,076,495
Biogen, Inc., 4.05%, 09/15/2025	11,364,000	11,024,985
Gilead Sciences, Inc., 3.50%, 02/01/2025	11,358,000	11,061,456

		73,057,119

	Principal Amount	Value
Broadline Retail-1.25%
Amazon.com, Inc.
3.00%, 04/13/2025(b)	$9,740,000	$9,431,798
0.80%, 06/03/2025(b)	8,119,000	7,543,765
4.60%, 12/01/2025(b)	8,120,000	8,064,296
5.20%, 12/03/2025	5,661,000	5,681,133
eBay, Inc., 1.90%, 03/11/2025(b)	5,190,000	4,918,998

		35,639,990

Building Products-0.11%
Fortune Brands Innovations, Inc., 4.00%, 06/15/2025	3,270,000	3,169,615

Capital Markets-7.35%
Ameriprise Financial, Inc., 3.00%, 04/02/2025	3,250,000	3,127,568
Ares Capital Corp.
4.25%, 03/01/2025	3,897,000	3,751,482
3.25%, 07/15/2025(b)	8,120,000	7,620,674
Bank of New York Mellon Corp. (The)
1.60%, 04/24/2025	8,048,000	7,566,493
3.35%, 04/25/2025	6,126,000	5,908,785
Series G, 3.00%, 02/24/2025(b)	4,835,000	4,660,671
Blue Owl Capital Corp., 3.75%, 07/22/2025	3,242,000	3,042,869
Brookfield Corp. (Canada), 4.00%, 01/15/2025	3,250,000	3,161,716
Charles Schwab Corp. (The)
4.20%, 03/24/2025	3,898,000	3,814,040
3.85%, 05/21/2025	4,870,000	4,725,594
CME Group, Inc., 3.00%, 03/15/2025(b)	4,870,000	4,704,466
Deutsche Bank AG (Germany)
4.50%, 04/01/2025(b)	9,547,000	9,204,357
4.16%, 05/13/2025	3,220,000	3,137,201
Goldman Sachs Group, Inc. (The) 3.50%, 01/23/2025	16,130,000	15,628,612
3.50%, 04/01/2025	22,580,000	21,799,228
3.75%, 05/22/2025	14,516,000	14,039,202
4.25%, 10/21/2025(b)	12,908,000	12,531,097
Moody’s Corp., 3.75%, 03/24/2025	4,544,000	4,425,150
Morgan Stanley
4.00%, 07/23/2025	19,359,000	18,790,119
5.00%, 11/24/2025	12,902,000	12,712,743
Nasdaq, Inc., 5.65%, 06/28/2025	3,250,000	3,255,283
Nomura Holdings, Inc. (Japan)
5.10%, 07/03/2025(b)	5,108,000	5,018,865
1.85%, 07/16/2025(b)	9,650,000	8,924,473
Northern Trust Corp., 3.95%, 10/30/2025	4,836,000	4,684,287
State Street Corp., 3.55%, 08/18/2025	8,390,000	8,104,760
UBS Group AG (Switzerland), 3.75%, 03/26/2025	15,324,000	14,814,010

		209,153,745

Chemicals-1.13%
Air Products and Chemicals, Inc., 1.50%, 10/15/2025	3,565,000	3,308,403
Celanese US Holdings LLC, 6.05%, 03/15/2025	11,364,000	11,379,944
Eastman Chemical Co., 3.80%, 03/15/2025	4,543,000	4,417,232

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)–(continued)

August 31, 2023

	Principal Amount	Value
Chemicals-(continued)
EIDP, Inc., 1.70%, 07/15/2025(b)	$3,241,000	$3,024,375
Linde, Inc., 4.70%, 12/05/2025	3,893,000	3,863,255
LYB International Finance III LLC, 1.25%, 10/01/2025	3,220,000	2,938,213
Nutrien Ltd. (Canada), 5.95%, 11/07/2025	3,225,000	3,247,420

		32,178,842

Commercial Services & Supplies-0.31%
Republic Services, Inc., 3.20%, 03/15/2025	3,245,000	3,139,870
Waste Management, Inc.
3.13%, 03/01/2025	2,739,000	2,653,686
0.75%, 11/15/2025	3,250,000	2,956,729

		8,750,285

Communications Equipment-0.11%
Cisco Systems, Inc., 3.50%, 06/15/2025	3,244,000	3,157,400

Consumer Finance-4.27%
Ally Financial, Inc.
4.63%, 03/30/2025	3,260,000	3,156,194
5.80%, 05/01/2025(b)	4,830,000	4,761,735
5.75%, 11/20/2025(b)	6,770,000	6,572,905
American Express Co.
2.25%, 03/04/2025	11,264,000	10,716,205
3.95%, 08/01/2025	14,480,000	14,058,090
Capital One Financial Corp.
3.20%, 02/05/2025	6,452,000	6,200,382
4.25%, 04/30/2025(b)	4,840,000	4,695,337
4.20%, 10/29/2025	9,681,000	9,310,031
Discover Financial Services, 3.75%, 03/04/2025	3,230,000	3,098,820
General Motors Financial Co., Inc.
4.00%, 01/15/2025	6,490,000	6,312,618
2.90%, 02/26/2025	8,110,000	7,748,504
3.80%, 04/07/2025	7,142,000	6,903,304
4.35%, 04/09/2025(b)	6,488,000	6,332,060
2.75%, 06/20/2025	8,140,000	7,692,577
4.30%, 07/13/2025	5,196,000	5,049,069
6.05%, 10/10/2025(b)	8,111,000	8,124,271
Synchrony Financial
4.88%, 06/13/2025	4,895,000	4,723,773
4.50%, 07/23/2025	6,448,000	6,158,100

		121,613,975

Consumer Staples Distribution & Retail-1.41%
Dollar General Corp., 4.15%, 11/01/2025	3,250,000	3,158,890
Dollar Tree, Inc., 4.00%, 05/15/2025	6,490,000	6,300,003
Sysco Corp., 3.75%, 10/01/2025	4,872,000	4,713,656
Target Corp., 2.25%, 04/15/2025(b)	9,740,000	9,303,306
Walmart, Inc.
3.55%, 06/26/2025	5,678,000	5,530,544
3.90%, 09/09/2025	11,361,000	11,117,756

		40,124,155

	Principal Amount	Value

Containers & Packaging-0.24%
Amcor Flexibles North America, Inc., 4.00%, 05/17/2025(b)	$3,250,000	$3,152,891
WRKCo, Inc., 3.75%, 03/15/2025(b)	3,899,000	3,783,689

		6,936,580

Distributors-0.11%
Genuine Parts Co., 1.75%, 02/01/2025	3,250,000	3,074,093

Diversified Consumer Services-0.11%
Yale University, Series 2020, 0.87%, 04/15/2025	3,230,000	3,018,925

Diversified REITs-0.11%
VICI Properties L.P., 4.38%, 05/15/2025	3,250,000	3,162,608

Diversified Telecommunication Services-0.59%
Verizon Communications, Inc.
3.38%, 02/15/2025	8,642,299	8,387,792
0.85%, 11/20/2025(b)	9,151,000	8,302,834

		16,690,626

Electric Utilities-2.94%
Avangrid, Inc., 3.20%, 04/15/2025	4,870,000	4,664,537
Berkshire Hathaway Energy Co., 4.05%, 04/15/2025	8,084,000	7,914,716
Constellation Energy Generation LLC, 3.25%, 06/01/2025	5,840,000	5,594,736
Duke Energy Corp.
0.90%, 09/15/2025	4,221,000	3,856,017
5.00%, 12/08/2025	3,250,000	3,220,278
Duke Energy Progress LLC, 3.25%, 08/15/2025	3,231,000	3,114,235
Entergy Corp., 0.90%, 09/15/2025	5,198,000	4,725,980
Exelon Corp., 3.95%, 06/15/2025	5,241,000	5,087,918
Florida Power & Light Co.
2.85%, 04/01/2025	7,145,000	6,877,421
3.13%, 12/01/2025(b)	3,896,000	3,734,090
National Rural Utilities Cooperative Finance Corp.
2.85%, 01/27/2025(b)	3,250,000	3,139,156
1.88%, 02/07/2025	3,895,000	3,702,104
5.45%, 10/30/2025(b)	3,230,000	3,241,795
NextEra Energy Capital Holdings, Inc., 4.45%, 06/20/2025	6,530,000	6,400,083
Pacific Gas and Electric Co., 3.45%, 07/01/2025	5,674,769	5,392,468
Pinnacle West Capital Corp., 1.30%, 06/15/2025(b)	3,227,000	2,981,811
Southern Co. (The), 5.15%, 10/06/2025 .	3,250,000	3,234,692
Southern Power Co., 4.15%, 12/01/2025	3,250,000	3,164,888
Xcel Energy, Inc., 3.30%, 06/01/2025	3,891,000	3,742,704

		83,789,629

Electrical Equipment-0.11%
Emerson Electric Co., 3.15%, 06/01/2025	3,250,000	3,143,997

Electronic Equipment, Instruments & Components-0.13%
CDW LLC/CDW Finance Corp., 4.13%, 05/01/2025	3,917,000	3,795,593

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)–(continued)

August 31, 2023

	Principal Amount	Value

Energy Equipment & Services-0.19%
Halliburton Co., 3.80%, 11/15/2025	$2,578,000	$2,515,362
Schlumberger Finance Canada Ltd., 1.40%, 09/17/2025(b)	3,245,000	3,002,875

		5,518,237

Entertainment-1.25%
Netflix, Inc., 5.88%, 02/15/2025(b)	5,192,000	5,221,569
Take-Two Interactive Software, Inc., 3.55%, 04/14/2025	3,890,000	3,763,235
TWDC Enterprises 18 Corp., 3.15%, 09/17/2025(b)	4,863,000	4,671,055
Walt Disney Co. (The), 3.35%, 03/24/2025	11,360,000	11,029,495
Warnermedia Holdings, Inc., 3.64%, 03/15/2025	11,380,000	11,017,371

		35,702,725

Financial Services-3.04%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.50%, 01/15/2025	5,260,000	5,082,939
6.50%, 07/15/2025	8,062,000	8,107,314
4.45%, 10/01/2025	3,883,000	3,762,130
Blackstone Private Credit Fund
4.70%, 03/24/2025(b)	5,846,000	5,686,739
7.05%, 09/29/2025(b)	5,150,000	5,189,872
Corebridge Financial, Inc., 3.50%, 04/04/2025	6,476,000	6,227,946
Fidelity National Information Services, Inc., 4.50%, 07/15/2025(b)	4,869,000	4,775,456
Fiserv, Inc., 3.85%, 06/01/2025	5,846,000	5,677,577
Mastercard, Inc., 2.00%, 03/03/2025	4,865,000	4,651,179
PayPal Holdings, Inc., 1.65%, 06/01/2025	6,491,000	6,085,497
Radian Group, Inc., 6.63%, 03/15/2025	3,403,000	3,405,229
Visa, Inc., 3.15%, 12/14/2025	25,970,000	24,921,121
Western Union Co. (The), 2.85%, 01/10/2025	3,246,000	3,112,698

		86,685,697

Food Products-1.04%
Bunge Ltd. Finance Corp., 1.63%, 08/17/2025	3,894,000	3,608,039
Campbell Soup Co., 3.95%, 03/15/2025	5,520,000	5,376,047
General Mills, Inc., 4.00%, 04/17/2025	5,198,000	5,069,404
JM Smucker Co. (The), 3.50%, 03/15/2025	6,489,000	6,288,930
Mead Johnson Nutrition Co. (United Kingdom), 4.13%, 11/15/2025	4,864,000	4,737,263
Mondelez International, Inc., 1.50%, 05/04/2025	4,870,000	4,557,185

		29,636,868

Ground Transportation-0.62%
Burlington Northern Santa Fe LLC, 3.00%, 04/01/2025	3,242,000	3,132,834
Canadian Pacific Railway Co. (Canada),
2.90%, 02/01/2025	4,540,000	4,374,111
CSX Corp., 3.35%, 11/01/2025	3,896,000	3,746,088

	Principal Amount	Value
Ground Transportation-(continued)
Union Pacific Corp.
3.75%, 07/15/2025(b)	$3,250,000	$3,159,785
3.25%, 08/15/2025(b)	3,248,000	3,129,774

		17,542,592

Health Care Equipment & Supplies-1.16%
Abbott Laboratories, 2.95%, 03/15/2025	6,492,000	6,291,730
Boston Scientific Corp., 1.90%, 06/01/2025	3,250,000	3,055,253
GE HealthCare Technologies, Inc., 5.60%, 11/15/2025	9,680,000	9,684,213
Stryker Corp.
1.15%, 06/15/2025	4,214,000	3,917,062
3.38%, 11/01/2025	4,870,000	4,674,855
Zimmer Biomet Holdings, Inc., 3.55%, 04/01/2025	5,606,000	5,425,280

		33,048,393

Health Care Providers & Services-4.10%
Cardinal Health, Inc., 3.75%, 09/15/2025(b)	3,250,000	3,140,091
Cencora, Inc., 3.25%, 03/01/2025(b)	3,250,000	3,145,663
Cigna Group (The)
3.25%, 04/15/2025	4,910,000	4,730,689
4.13%, 11/15/2025	14,270,000	13,910,778
CVS Health Corp.
4.10%, 03/25/2025	6,168,000	6,038,273
3.88%, 07/20/2025	18,360,522	17,821,089
Elevance Health, Inc., 2.38%, 01/15/2025	8,115,000	7,763,197
HCA, Inc.
5.38%, 02/01/2025	16,880,000	16,780,043
5.25%, 04/15/2025(b)	9,091,000	9,010,594
Humana, Inc., 4.50%, 04/01/2025	3,891,000	3,835,838
Laboratory Corp. of America Holdings, 3.60%, 02/01/2025	6,492,000	6,300,965
McKesson Corp., 0.90%, 12/03/2025(b)	3,250,000	2,945,033
Quest Diagnostics, Inc., 3.50%, 03/30/2025	3,899,000	3,774,647
UnitedHealth Group, Inc.
3.75%, 07/15/2025	12,982,000	12,656,022
5.15%, 10/15/2025	4,866,000	4,864,967

		116,717,889

Health Care REITs-0.51%
Healthpeak OP LLC, 4.00%, 06/01/2025(b)	2,930,000	2,852,839
Ventas Realty L.P., 3.50%, 02/01/2025	3,864,000	3,719,104
Welltower OP LLC, 4.00%, 06/01/2025	8,117,000	7,871,699

		14,443,642

Hotel & Resort REITs-0.11%
Host Hotels & Resorts L.P., Series E, 4.00%, 06/15/2025	3,245,000	3,134,889

Hotels, Restaurants & Leisure-1.06%
Booking Holdings, Inc., 3.65%, 03/15/2025	3,250,000	3,169,102
Las Vegas Sands Corp., 2.90%, 06/25/2025	3,250,000	3,071,226

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)–(continued)

August 31, 2023

	Principal Amount	Value
Hotels, Restaurants & Leisure-(continued)
Marriott International, Inc., Series EE, 5.75%, 05/01/2025	$3,896,000	$3,904,344
McDonald’s Corp.
3.38%, 05/26/2025	4,516,000	4,372,027
3.30%, 07/01/2025	4,838,000	4,675,748
1.45%, 09/01/2025	3,243,000	3,015,316
Starbucks Corp., 3.80%, 08/15/2025(b)	8,116,000	7,896,813

		30,104,576

Household Durables-0.22%
DR Horton, Inc., 2.60%, 10/15/2025(b)	3,244,000	3,049,146
Lennar Corp., 4.75%, 05/30/2025	3,250,000	3,192,963

		6,242,109

Household Products-0.32%
Colgate-Palmolive Co., 3.10%, 08/15/2025	3,249,000	3,133,914
Procter & Gamble Co. (The), 0.55%, 10/29/2025	6,490,000	5,914,820

		9,048,734

Industrial Conglomerates-0.66%
3M Co.
2.00%, 02/14/2025	4,869,000	4,627,556
2.65%, 04/15/2025(b)	3,260,000	3,112,173
3.00%, 08/07/2025(b)	3,565,000	3,421,880
Honeywell International, Inc., 1.35%, 06/01/2025(b)	8,120,000	7,615,062

		18,776,671

Insurance-1.13%
Allstate Corp. (The), 0.75%, 12/15/2025	3,892,000	3,515,097
American International Group, Inc., 2.50%, 06/30/2025	6,526,000	6,182,447
Aon Global Ltd., 3.88%, 12/15/2025	4,873,000	4,714,914
Chubb INA Holdings, Inc., 3.15%, 03/15/2025	5,197,000	5,027,513
CNO Financial Group, Inc., 5.25%, 05/30/2025(b)	3,243,000	3,177,639
Marsh & McLennan Cos., Inc., 3.50%, 03/10/2025	3,243,000	3,150,658
MetLife, Inc.
3.00%, 03/01/2025	3,250,000	3,137,514
3.60%, 11/13/2025(b)	3,247,000	3,143,115

		32,048,897

Interactive Media & Services-0.21%
Alphabet, Inc., 0.45%, 08/15/2025	6,490,000	5,961,285

IT Services-0.48%
International Business Machines Corp.
4.00%, 07/27/2025	6,540,000	6,395,483
7.00%, 10/30/2025	3,879,000	4,016,049
VeriSign, Inc., 5.25%, 04/01/2025	3,250,000	3,227,800

		13,639,332

Life Sciences Tools & Services-0.22%
Danaher Corp., 3.35%, 09/15/2025(b)	3,220,000	3,107,835
Illumina, Inc., 5.80%, 12/12/2025	3,250,000	3,250,012

		6,357,847

	Principal Amount	Value
Machinery-3.28%
Caterpillar Financial Services Corp.
4.90%, 01/17/2025(b)	$4,870,000	$4,853,394
5.40%, 03/10/2025	3,900,000	3,913,167
3.40%, 05/13/2025(b)	8,116,000	7,867,364
1.45%, 05/15/2025	3,890,000	3,649,925
5.15%, 08/11/2025	5,190,000	5,190,024
3.65%, 08/12/2025	5,191,000	5,044,976
0.80%, 11/13/2025(b)	6,491,000	5,916,329
CNH Industrial Capital LLC, 3.95%, 05/23/2025(b)	3,250,000	3,157,433
Cummins, Inc., 0.75%, 09/01/2025	3,245,000	2,972,661
Deere & Co., 2.75%, 04/15/2025	4,546,000	4,378,139
John Deere Capital Corp.
2.05%, 01/09/2025(b)	3,566,000	3,422,719
1.25%, 01/10/2025(b)	5,196,000	4,926,156
5.15%, 03/03/2025(b)	3,250,000	3,250,596
3.45%, 03/13/2025(b)	5,846,000	5,695,759
3.40%, 06/06/2025	6,496,000	6,300,538
4.95%, 06/06/2025	3,890,000	3,875,411
4.05%, 09/08/2025	4,866,000	4,770,672
Otis Worldwide Corp., 2.06%, 04/05/2025	8,440,000	8,002,005
Stanley Black & Decker, Inc., 2.30%, 02/24/2025	3,250,000	3,095,748
Wabtec Corp., 3.20%, 06/15/2025	3,250,000	3,103,060

		93,386,076

Media-1.86%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	29,171,000	28,670,833
Comcast Corp.
3.38%, 02/15/2025	2,737,000	2,666,973
3.38%, 08/15/2025	9,740,000	9,413,702
5.25%, 11/07/2025	4,905,000	4,913,464
Fox Corp., 3.05%, 04/07/2025	3,892,000	3,744,443
Paramount Global, 4.75%, 05/15/2025(b)	3,603,000	3,533,333

		52,942,748

Metals & Mining-0.22%
Nucor Corp.
3.95%, 05/23/2025	3,248,000	3,160,464
2.00%, 06/01/2025	3,250,000	3,059,303

		6,219,767

Multi-Utilities-0.99%
Dominion Energy, Inc., 3.90%, 10/01/2025(b)	4,868,000	4,708,214
DTE Energy Co., Series F, 1.05%, 06/01/2025	5,196,000	4,794,722
NiSource, Inc., 0.95%, 08/15/2025	8,110,000	7,439,738
Public Service Enterprise Group, Inc., 0.80%, 08/15/2025(b)	3,569,000	3,261,693
Sempra, 3.30%, 04/01/2025	4,869,000	4,693,761
WEC Energy Group, Inc., 5.00%, 09/27/2025	3,250,000	3,221,585

		28,119,713

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

103

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)–(continued)

August 31, 2023

	Principal Amount	Value
Office REITs-0.32%
Alexandria Real Estate Equities, Inc., 3.45%, 04/30/2025(b)	$3,872,000	$3,739,232
Boston Properties L.P., 3.20%, 01/15/2025	5,519,000	5,295,862

		9,035,094

Oil, Gas & Consumable Fuels-7.89%
Canadian Natural Resources Ltd. (Canada)
3.90%, 02/01/2025(b)	3,894,000	3,786,520
2.05%, 07/15/2025(b)	3,894,000	3,650,561
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/2025	9,680,000	9,652,680
Chevron Corp.
1.55%, 05/11/2025	16,230,000	15,275,532
3.33%, 11/17/2025(b)	4,865,000	4,707,176
Chevron USA, Inc., 0.69%, 08/12/2025	4,865,000	4,480,135
Columbia Pipeline Group, Inc., 4.50%, 06/01/2025	6,480,000	6,326,744
DCP Midstream Operating L.P., 5.38%, 07/15/2025	5,390,000	5,341,354
Devon Energy Corp., 5.85%, 12/15/2025	3,150,000	3,168,410
Enbridge Energy Partners L.P., 5.88%, 10/15/2025	3,244,000	3,261,290
Enbridge, Inc. (Canada)
2.50%, 01/15/2025	3,243,000	3,108,158
2.50%, 02/14/2025	3,250,000	3,106,666
Energy Transfer L.P., 4.05%, 03/15/2025	6,490,000	6,320,830
Enterprise Products Operating LLC, 3.75%, 02/15/2025(b)	7,469,000	7,269,398
EOG Resources, Inc., 3.15%, 04/01/2025	3,250,000	3,144,903
Equinor ASA (Norway), 2.88%, 04/06/2025	8,120,000	7,837,447
Exxon Mobil Corp.
2.71%, 03/06/2025(b)	11,360,000	10,958,231
2.99%, 03/19/2025(b)	17,850,000	17,289,447
Kinder Morgan, Inc., 4.30%, 06/01/2025	9,734,000	9,522,323
Marathon Petroleum Corp., 4.70%, 05/01/2025	8,112,000	7,974,967
MPLX L.P.
4.00%, 02/15/2025	3,242,000	3,159,358
4.88%, 06/01/2025	7,715,000	7,594,301
Occidental Petroleum Corp.
5.88%, 09/01/2025	3,910,000	3,904,761
5.50%, 12/01/2025(b)	3,003,000	2,974,682
ONEOK Partners L.P., 4.90%, 03/15/2025	3,250,000	3,200,271
Ovintiv, Inc., 5.65%, 05/15/2025	3,900,000	3,891,324
Phillips 66, 3.85%, 04/09/2025	4,215,000	4,103,792
Plains All American Pipeline L.P./PAA Finance Corp., 4.65%, 10/15/2025	6,491,000	6,334,181
Sabine Pass Liquefaction LLC, 5.63%, 03/01/2025	12,981,000	12,945,548
Shell International Finance B.V. (Netherlands), 3.25%, 05/11/2025	17,850,000	17,288,378

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Spectra Energy Partners L.P., 3.50%, 03/15/2025	$3,250,000	$3,137,548
TotalEnergies Capital International S.A. (France), 2.43%, 01/10/2025	6,492,000	6,246,025
Western Midstream Operating L.P., 3.10%, 02/01/2025	4,374,000	4,192,910
Williams Cos., Inc. (The)
3.90%, 01/15/2025	4,865,000	4,746,724
4.00%, 09/15/2025	4,871,000	4,719,483

		224,622,058

Passenger Airlines-0.29%
Southwest Airlines Co., 5.25%, 05/04/2025	8,453,000	8,403,911

Personal Care Products-0.11%
Unilever Capital Corp. (United Kingdom), 3.10%, 07/30/2025(b)	3,244,000	3,129,112

Pharmaceuticals-3.65%
AstraZeneca PLC (United Kingdom), 3.38%, 11/16/2025	12,981,000	12,480,935
Bristol-Myers Squibb Co., 0.75%, 11/13/2025	6,490,000	5,915,797
Eli Lilly and Co., 2.75%, 06/01/2025	3,635,000	3,494,641
GlaxoSmithKline Capital, Inc. (United Kingdom), 3.63%, 05/15/2025(b)	6,490,000	6,331,757
Haleon UK Capital PLC, 3.13%, 03/24/2025	9,080,000	8,738,601
Johnson & Johnson
2.63%, 01/15/2025	4,869,000	4,719,337
0.55%, 09/01/2025(b)	6,496,000	5,949,459
Merck & Co., Inc., 2.75%, 02/10/2025(b)	16,231,000	15,699,877
Novartis Capital Corp. (Switzerland)
1.75%, 02/14/2025(b)	6,490,000	6,180,955
3.00%, 11/20/2025	11,364,000	10,873,999
Pfizer, Inc., 0.80%, 05/28/2025(b)	4,864,000	4,515,044
Royalty Pharma PLC, 1.20%, 09/02/2025	6,491,000	5,915,417
Viatris, Inc., 1.65%, 06/22/2025	4,872,000	4,511,972
Zoetis, Inc.
4.50%, 11/13/2025	4,865,000	4,795,063
5.40%, 11/14/2025	3,893,000	3,895,351

		104,018,205

Professional Services-0.42%
Automatic Data Processing, Inc., 3.38%, 09/15/2025	6,490,000	6,282,284
Verisk Analytics, Inc., 4.00%, 06/15/2025(b)	5,840,000	5,682,531

		11,964,815

Residential REITs-0.23%
AvalonBay Communities, Inc., 3.45%, 06/01/2025	3,409,000	3,299,795
Essex Portfolio L.P., 3.50%, 04/01/2025.	3,250,000	3,142,367

		6,442,162

Retail REITs-0.84%
Brixmor Operating Partnership L.P., 3.85%, 02/01/2025	4,520,000	4,362,974

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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August 31, 2023

	Principal Amount	Value
Retail REITs-(continued)
Kimco Realty OP LLC, 3.30%, 02/01/2025	$3,243,000	$3,125,694
Realty Income Corp.
3.88%, 04/15/2025	3,245,000	3,161,282
4.63%, 11/01/2025	3,530,000	3,475,319
Simon Property Group L.P., 3.50%, 09/01/2025	7,140,000	6,882,559
SITE Centers Corp., 3.63%, 02/01/2025(b)	2,970,000	2,827,654

		23,835,482

Semiconductors & Semiconductor Equipment-1.94%
Applied Materials, Inc., 3.90%, 10/01/2025(b)	4,539,000	4,427,650
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.13%, 01/15/2025	3,212,000	3,100,792
Intel Corp.
3.40%, 03/25/2025(b)	9,740,000	9,462,941
3.70%, 07/29/2025	14,604,000	14,199,218
Lam Research Corp., 3.80%, 03/15/2025	3,250,000	3,173,715
Microchip Technology, Inc., 4.25%, 09/01/2025	7,791,000	7,585,059
QUALCOMM, Inc., 3.45%, 05/20/2025	8,859,000	8,610,145
Texas Instruments, Inc., 1.38%, 03/12/2025(b)	4,867,000	4,595,491

		55,155,011

Software-3.44%
Adobe, Inc.
1.90%, 02/01/2025	3,250,000	3,105,572
3.25%, 02/01/2025	6,488,000	6,319,950
Intuit, Inc., 0.95%, 07/15/2025	3,247,000	3,002,949
Microsoft Corp.
2.70%, 02/12/2025(b)	14,611,000	14,137,004
3.13%, 11/03/2025(b)	19,480,000	18,805,345
Oracle Corp.
2.50%, 04/01/2025	22,728,000	21,652,205
2.95%, 05/15/2025	16,232,000	15,552,685
5.80%, 11/10/2025	6,491,000	6,557,008
Roper Technologies, Inc., 1.00%, 09/15/2025	4,544,000	4,163,916
VMware, Inc., 4.50%, 05/15/2025(b)	4,872,000	4,773,554

		98,070,188

Specialized REITs-0.88%
American Tower Corp.
2.40%, 03/15/2025	4,865,000	4,620,869
4.00%, 06/01/2025	4,868,000	4,724,504
1.30%, 09/15/2025(b)	3,250,000	2,983,270
Crown Castle, Inc., 1.35%, 07/15/2025(b)	3,249,000	3,001,746
Equinix, Inc., 1.00%, 09/15/2025(b)	4,548,000	4,150,484
GLP Capital L.P./GLP Financing II, Inc., 5.25%, 06/01/2025	5,550,000	5,455,302

		24,936,175

Specialty Retail-1.66%
AutoZone, Inc., 3.63%, 04/15/2025	3,246,000	3,150,578

	Principal Amount	Value
Specialty Retail-(continued)
Dell International LLC/EMC Corp., 5.85%, 07/15/2025	$6,513,000	$6,525,137
Home Depot, Inc. (The)
2.70%, 04/15/2025(b)	3,250,000	3,123,394
3.35%, 09/15/2025	6,495,000	6,275,201
4.00%, 09/15/2025	4,869,000	4,770,253
Leidos, Inc., 3.63%, 05/15/2025(b)	3,230,000	3,114,505
Lowe’s Cos., Inc.
4.00%, 04/15/2025(b)	4,870,000	4,762,092
4.40%, 09/08/2025	6,490,000	6,375,620
3.38%, 09/15/2025	4,865,000	4,671,337
Ross Stores, Inc., 4.60%, 04/15/2025	4,520,000	4,444,011

		47,212,128

Technology Hardware, Storage & Peripherals-2.57%
Apple, Inc.
2.75%, 01/13/2025(b)	9,741,000	9,442,416
2.50%, 02/09/2025(b)	9,740,000	9,393,695
1.13%, 05/11/2025	14,607,000	13,667,516
3.20%, 05/13/2025	12,981,000	12,597,739
0.55%, 08/20/2025(b)	8,111,000	7,456,014
Hewlett Packard Enterprise Co., 4.90%, 10/15/2025	16,186,000	15,979,207
NetApp, Inc., 1.88%, 06/22/2025	4,899,000	4,594,289

		73,130,876

Textiles, Apparel & Luxury Goods-0.38%
NIKE, Inc., 2.40%, 03/27/2025	6,490,000	6,213,350
VF Corp., 2.40%, 04/23/2025	4,864,927	4,588,991

		10,802,341

Tobacco-1.21%
Altria Group, Inc., 2.35%, 05/06/2025(b) .	4,865,000	4,608,961
Philip Morris International, Inc.
1.50%, 05/01/2025	4,865,000	4,568,637
3.38%, 08/11/2025(b)	4,870,000	4,698,117
5.00%, 11/17/2025	4,867,000	4,841,149
Reynolds American, Inc. (United Kingdom), 4.45%, 06/12/2025	16,130,000	15,789,456

		34,506,320

Trading Companies & Distributors-0.61%
Air Lease Corp.
2.30%, 02/01/2025(b)	4,866,000	4,608,670
3.25%, 03/01/2025	4,546,000	4,353,849
3.38%, 07/01/2025	5,516,000	5,260,425
WW Grainger, Inc., 1.85%, 02/15/2025	3,250,000	3,090,340

		17,313,284

Water Utilities-0.12%
American Water Capital Corp., 3.40%, 03/01/2025(b)	3,477,000	3,371,700

Wireless Telecommunication Services-0.88%
Rogers Communications, Inc. (Canada)
2.95%, 03/15/2025	1,360,000	1,299,147
3.63%, 12/15/2025	4,538,000	4,323,908

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

105

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)–(continued)

August 31, 2023

	Principal Amount	Value
Wireless Telecommunication Services-(continued)
Sprint LLC, 7.63%, 02/15/2025	$9,740,000	$9,940,449
Vodafone Group PLC (United Kingdom), 4.13%, 05/30/2025	9,740,000	9,523,706

		25,087,210

Total U.S. Dollar Denominated Bonds & Notes (Cost $2,911,928,101)		2,819,432,293

	Shares
Money Market Funds-0.00%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(c)(d) (Cost $96,692)	96,692	96,692

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.04% (Cost $2,912,024,793)		2,819,528,985

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan Money Market Funds-8.62%
Invesco Private Government Fund, 5.30%(c)(d)(e)	68,301,916	$68,301,916
Invesco Private Prime Fund, 5.51%(c)(d)(e)	177,073,153	177,073,153

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $245,367,690)		245,375,069

TOTAL INVESTMENTS IN SECURITIES-107.66% (Cost $3,157,392,483)		3,064,904,054
OTHER ASSETS LESS LIABILITIES-(7.66)%		(217,984,572)

NET ASSETS-100.00%		$2,846,919,482

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$ 6,647,174	$101,846,354	$(108,396,836)	$-	$-	$96,692	$276,883

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	40,188,628	371,224,585	(343,111,297)	-	-	68,301,916	2,930,873	*

Invesco Private Prime Fund	103,342,189	816,937,049	(743,181,201)	2,318	(27,202)	177,073,153	7,860,702	*

Total	$150,177,991	$1,290,007,988	$(1,194,689,334)	$2,318	$(27,202)	$245,471,761	$11,068,458

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

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Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-99.10%
Aerospace & Defense-2.28%
Boeing Co. (The)
2.75%, 02/01/2026(b)	$6,667,000	$6,260,577
2.20%, 02/04/2026	26,172,000	24,157,322
General Dynamics Corp.
1.15%, 06/01/2026	2,435,000	2,200,638
2.13%, 08/15/2026(b)	2,414,000	2,231,668
Lockheed Martin Corp., 3.55%, 01/15/2026	4,869,000	4,714,688
RTX Corp.
5.00%, 02/27/2026	2,435,000	2,425,237
2.65%, 11/01/2026	3,476,000	3,228,522

		45,218,652

Air Freight & Logistics-0.28%
FedEx Corp., 3.25%, 04/01/2026(b)	3,582,000	3,422,941
United Parcel Service, Inc., 2.40%, 11/15/2026	2,389,000	2,225,956

		5,648,897

Automobile Components-0.62%
American Honda Finance Corp.
4.75%, 01/12/2026	2,365,000	2,342,375
5.25%, 07/07/2026(b)	4,520,000	4,528,957
1.30%, 09/09/2026	3,647,000	3,257,439
2.30%, 09/09/2026	2,375,000	2,183,926

		12,312,697

Automobiles-1.13%
PACCAR Financial Corp., 4.45%, 03/30/2026	2,430,000	2,410,124
Toyota Motor Corp. (Japan)
1.34%, 03/25/2026	4,869,000	4,437,110
5.28%, 07/13/2026	2,380,000	2,393,032
Toyota Motor Credit Corp.
0.80%, 01/09/2026	3,409,000	3,091,480
4.45%, 05/18/2026(b)	5,737,000	5,659,683
1.13%, 06/18/2026(b)	4,826,000	4,343,594

		22,335,023

Banks-18.44%
Bank of America Corp.
4.45%, 03/03/2026	9,656,000	9,391,999
3.50%, 04/19/2026	11,914,000	11,333,339
4.25%, 10/22/2026	9,519,000	9,144,956
Bank of Montreal (Canada), 5.30%, 06/05/2026(b)	6,400,000	6,380,382
Bank of Nova Scotia (The) (Canada)
4.75%, 02/02/2026(b)	5,920,000	5,818,900
1.05%, 03/02/2026(b)	4,581,000	4,112,139
1.35%, 06/24/2026(b)	3,567,000	3,187,982
1.30%, 09/15/2026(b)	4,282,000	3,796,979
Barclays PLC (United Kingdom), 5.20%, 05/12/2026	9,920,000	9,629,091
BPCE S.A. (France), 3.38%, 12/02/2026(b)	2,860,000	2,666,506

	Principal Amount	Value
Banks-(continued)
Citigroup, Inc.
3.70%, 01/12/2026	$9,549,000	$9,159,493
4.60%, 03/09/2026(b)	7,204,000	7,015,753
3.40%, 05/01/2026	9,661,000	9,143,710
3.20%, 10/21/2026	14,548,000	13,572,468
4.30%, 11/20/2026	4,755,000	4,570,481
Cooperatieve Rabobank U.A. (Netherlands), 3.75%, 07/21/2026(b)	7,030,000	6,601,684
Credit Suisse AG (Switzerland), 1.25%, 08/07/2026	7,410,000	6,494,075
Fifth Third Bank N.A., 3.85%, 03/15/2026	3,625,000	3,384,009
HSBC Holdings PLC (United Kingdom)
4.30%, 03/08/2026	14,458,000	13,979,519
4.38%, 11/23/2026(b)	7,267,000	6,928,778
JPMorgan Chase & Co.
3.30%, 04/01/2026	11,894,000	11,308,254
3.20%, 06/15/2026	8,331,000	7,898,553
2.95%, 10/01/2026	14,358,000	13,420,386
7.63%, 10/15/2026	2,398,000	2,550,213
4.13%, 12/15/2026(b)	9,520,000	9,165,483
KeyBank N.A.
4.70%, 01/26/2026(b)	2,500,000	2,379,245
3.40%, 05/20/2026	2,860,000	2,551,395
Lloyds Banking Group PLC (United Kingdom), 4.65%, 03/24/2026	7,090,000	6,847,590
Manufacturers & Traders Trust Co., 4.65%, 01/27/2026(b)	6,220,000	5,956,000
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.85%, 03/01/2026	11,485,000	11,032,401
2.76%, 09/13/2026	4,690,000	4,325,724
Mizuho Financial Group, Inc. (Japan), 2.84%, 09/13/2026	4,850,000	4,469,660
Morgan Stanley Bank N.A., 4.75%, 04/21/2026	7,270,000	7,177,631
NatWest Group PLC (United Kingdom), 4.80%, 04/05/2026	7,060,000	6,876,720
PNC Financial Services Group, Inc. (The), 1.15%, 08/13/2026	3,409,000	3,026,217
Royal Bank of Canada (Canada)
4.88%, 01/12/2026(b)	4,869,000	4,813,689
1.15%, 07/14/2026(b)	3,570,000	3,178,148
Sumitomo Mitsui Financial Group, Inc. (Japan)
0.95%, 01/12/2026	4,690,000	4,217,144
5.46%, 01/13/2026	8,540,000	8,517,960
3.78%, 03/09/2026(b)	7,138,000	6,844,286
5.88%, 07/13/2026(b)	4,000,000	4,032,875
2.63%, 07/14/2026	10,706,000	9,887,290
1.40%, 09/17/2026	9,645,000	8,538,440
3.01%, 10/19/2026(b)	7,134,000	6,619,898
Toronto-Dominion Bank (The) (Canada), 5.10%, 01/09/2026(b)	3,572,000	3,546,441
Truist Bank
3.30%, 05/15/2026	3,620,000	3,366,509
3.80%, 10/30/2026	3,990,000	3,688,837

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

107

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)–(continued)

August 31, 2023

	Principal Amount	Value
Banks-(continued)
U.S. Bancorp
Series V, 2.38%, 07/22/2026(b)	$6,565,000	$6,054,647
Series W, 3.10%, 04/27/2026(b)	4,781,000	4,488,553
Wells Fargo & Co.
3.00%, 04/22/2026	17,043,000	15,980,733
4.10%, 06/03/2026	11,596,000	11,127,928
3.00%, 10/23/2026	16,583,000	15,365,253

		365,566,346

Beverages-1.23%
Constellation Brands, Inc.
5.00%, 02/02/2026(b)	2,375,000	2,346,178
3.70%, 12/06/2026(b)	2,858,000	2,724,527
Molson Coors Beverage Co., 3.00%, 07/15/2026	9,529,000	8,931,426
PepsiCo, Inc.
4.55%, 02/13/2026	2,427,000	2,415,410
2.85%, 02/24/2026	3,552,000	3,384,279
2.38%, 10/06/2026(b)	4,869,000	4,564,945

		24,366,765

Biotechnology-3.32%
AbbVie, Inc.
3.20%, 05/14/2026(b)	9,479,000	9,013,606
2.95%, 11/21/2026	18,903,000	17,701,261
Amgen, Inc.
5.51%, 03/02/2026	7,144,000	7,145,344
2.60%, 08/19/2026	6,078,000	5,652,569
Gilead Sciences, Inc., 3.65%, 03/01/2026	13,306,000	12,805,128
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/2026	14,318,000	13,452,406

		65,770,314

Broadline Retail-0.77%
Amazon.com, Inc., 1.00%, 05/12/2026(b)	13,191,000	11,926,683
eBay, Inc., 1.40%, 05/10/2026	3,620,000	3,264,917

		15,191,600

Building Products-0.12%
Johnson Controls International PLC, 3.90%, 02/14/2026(b)	2,369,000	2,284,697

Capital Markets-6.80%
Ameriprise Financial, Inc., 2.88%, 09/15/2026(b)	2,365,000	2,213,968
Ares Capital Corp.
3.88%, 01/15/2026	5,550,000	5,196,062
2.15%, 07/15/2026(b)	4,765,000	4,191,626
Bank of New York Mellon Corp. (The)
0.75%, 01/28/2026(b)	3,379,000	3,052,885
2.80%, 05/04/2026	3,651,000	3,431,480
2.45%, 08/17/2026	3,572,000	3,308,363
1.05%, 10/15/2026	2,357,000	2,073,679
Blackstone Secured Lending Fund
3.63%, 01/15/2026	3,804,000	3,527,190
2.75%, 09/16/2026	3,325,000	2,933,438
Blue Owl Capital Corp.
4.25%, 01/15/2026	2,377,000	2,228,511
3.40%, 07/15/2026	4,760,000	4,291,489

	Principal Amount	Value
Capital Markets-(continued)
Brookfield Finance, Inc. (Canada), 4.25%, 06/02/2026(b)	$2,410,000	$2,320,356
Charles Schwab Corp. (The)
0.90%, 03/11/2026(b)	6,000,000	5,361,707
1.15%, 05/13/2026(b)	4,869,000	4,336,939
Deutsche Bank AG (Germany), 1.69%, 03/19/2026(b)	3,750,000	3,408,377
FS KKR Capital Corp., 3.40%, 01/15/2026	4,763,000	4,372,135
Goldman Sachs BDC, Inc., 2.88%, 01/15/2026	2,380,000	2,213,342
Goldman Sachs Group, Inc. (The)
3.75%, 02/25/2026(b)	8,331,000	7,994,587
3.50%, 11/16/2026	13,098,000	12,315,051
Morgan Stanley
3.88%, 01/27/2026	14,532,000	13,993,411
3.13%, 07/27/2026(b)	14,318,000	13,403,516
6.25%, 08/09/2026(b)	3,455,000	3,532,648
4.35%, 09/08/2026	10,865,000	10,466,303
Nasdaq, Inc., 3.85%, 06/30/2026(b)	2,435,000	2,344,786
Nomura Holdings, Inc. (Japan)
5.71%, 01/09/2026	2,900,000	2,884,231
1.65%, 07/14/2026(b)	6,000,000	5,321,357
State Street Corp., 2.65%, 05/19/2026(b)	3,567,000	3,360,377
UBS Group AG (Switzerland), 4.55%, 04/17/2026	700,000	677,645

		134,755,459

Chemicals-1.04%
Ecolab, Inc., 2.70%, 11/01/2026	3,572,000	3,346,596
EIDP, Inc., 4.50%, 05/15/2026(b)	2,852,000	2,797,782
FMC Corp.
5.15%, 05/18/2026(b)	2,340,000	2,319,077
3.20%, 10/01/2026	2,435,000	2,256,347
Linde, Inc., 3.20%, 01/30/2026	3,430,000	3,303,364
PPG Industries, Inc., 1.20%, 03/15/2026	3,409,000	3,077,008
Westlake Corp., 3.60%, 08/15/2026	3,620,000	3,434,374

		20,534,548

Commercial Services & Supplies-0.11%
Republic Services, Inc., 2.90%, 07/01/2026(b)	2,415,000	2,271,401

Communications Equipment-0.68%
Cisco Systems, Inc.
2.95%, 02/28/2026(b)	3,617,000	3,471,116
2.50%, 09/20/2026(b)	7,104,000	6,655,465
Hughes Satellite Systems Corp., 5.25%, 08/01/2026(b)	3,552,000	3,268,924

		13,395,505

Consumer Finance-2.66%
American Express Co.
4.90%, 02/13/2026	5,710,000	5,638,157
1.65%, 11/04/2026	5,236,000	4,673,476
Capital One Financial Corp., 3.75%, 07/28/2026	7,304,000	6,832,721
Discover Bank, 3.45%, 07/27/2026	4,790,000	4,388,459

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

108

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)–(continued)

August 31, 2023

	Principal Amount	Value
Consumer Finance-(continued)
General Motors Financial Co., Inc.
1.25%, 01/08/2026	$7,304,000	$6,575,834
5.25%, 03/01/2026	5,917,000	5,829,204
5.40%, 04/06/2026(b)	7,932,000	7,837,279
1.50%, 06/10/2026	6,087,000	5,406,444
4.00%, 10/06/2026	3,652,000	3,454,279
Synchrony Financial, 3.70%, 08/04/2026	2,369,000	2,158,385

		52,794,238

Consumer Staples Distribution & Retail-1.52%
Kroger Co. (The)
3.50%, 02/01/2026	2,435,000	2,325,972
2.65%, 10/15/2026(b)	3,652,000	3,379,590
Sysco Corp., 3.30%, 07/15/2026	4,739,000	4,499,123
Target Corp., 2.50%, 04/15/2026	4,740,000	4,491,305
Walgreens Boots Alliance, Inc., 3.45%, 06/01/2026(b)	6,860,000	6,482,164
Walmart, Inc.
4.00%, 04/15/2026	3,652,000	3,586,433
1.05%, 09/17/2026(b)	6,087,000	5,458,440

		30,223,027

Containers & Packaging-0.34%
Berry Global, Inc., 1.57%, 01/15/2026(b)	7,426,000	6,756,586

Diversified Telecommunication Services-1.93%
AT&T, Inc.
5.54%, 02/20/2026	8,450,000	8,440,200
1.70%, 03/25/2026	14,298,000	13,037,039
Verizon Communications, Inc.
1.45%, 03/20/2026(b)	9,325,000	8,461,846
2.63%, 08/15/2026	8,858,000	8,250,887

		38,189,972

Electric Utilities-3.39%
Cleco Corporate Holdings LLC, 3.74%, 05/01/2026	2,533,000	2,380,539
Commonwealth Edison Co., 2.55%, 06/15/2026(b)	2,416,000	2,259,264
Duke Energy Carolinas LLC, 2.95%, 12/01/2026(b)	2,922,000	2,752,468
Duke Energy Corp., 2.65%, 09/01/2026	7,282,000	6,740,306
Emera US Finance L.P. (Canada), 3.55%, 06/15/2026	3,652,000	3,456,713
Entergy Arkansas LLC, 3.50%, 04/01/2026	2,907,000	2,789,425
Entergy Corp., 2.95%, 09/01/2026	3,552,000	3,301,856
Exelon Corp., 3.40%, 04/15/2026	3,556,000	3,384,028
Florida Power & Light Co., 4.45%, 05/15/2026	2,150,000	2,117,189
Fortis, Inc. (Canada), 3.06%, 10/04/2026	5,355,000	4,969,731
National Rural Utilities Cooperative Finance Corp.
4.45%, 03/13/2026(b)	2,922,000	2,871,398
1.00%, 06/15/2026	2,902,000	2,595,675
Pacific Gas and Electric Co., 3.15%, 01/01/2026	9,252,775	8,627,867
PPL Capital Funding, Inc., 3.10%, 05/15/2026(b)	3,165,000	2,988,544

	Principal Amount	Value
Electric Utilities-(continued)
Southern Co. (The), 3.25%, 07/01/2026	$8,521,000	$8,064,500
Southwestern Electric Power Co., Series N, 1.65%, 03/15/2026	2,375,000	2,161,886
Virginia Electric & Power Co., Series A, 3.15%, 01/15/2026	3,652,000	3,476,447
Xcel Energy, Inc., 3.35%, 12/01/2026	2,373,000	2,223,743

		67,161,579

Electrical Equipment-0.16%
Emerson Electric Co., 0.88%, 10/15/2026(b)	3,647,000	3,230,620

Electronic Equipment, Instruments & Components-0.83%
Avnet, Inc., 4.63%, 04/15/2026(b)	2,610,000	2,529,506
CDW LLC/CDW Finance Corp., 2.67%, 12/01/2026	4,737,000	4,301,293
Jabil, Inc., 1.70%, 04/15/2026	2,385,000	2,153,631
TD SYNNEX Corp., 1.75%, 08/09/2026	3,309,000	2,919,203
Tyco Electronics Group S.A., 4.50%, 02/13/2026	2,430,000	2,390,983
Vontier Corp., 1.80%, 04/01/2026	2,435,000	2,189,196

		16,483,812

Energy Equipment & Services-0.13%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., 2.06%, 12/15/2026(b)	2,852,000	2,581,253

Entertainment-1.35%
Activision Blizzard, Inc., 3.40%, 09/15/2026	4,059,000	3,880,128
Netflix, Inc., 4.38%, 11/15/2026(b)	4,869,000	4,735,762
Take-Two Interactive Software, Inc., 5.00%, 03/28/2026(b)	2,385,000	2,359,991
TWDC Enterprises 18 Corp.
3.00%, 02/13/2026	4,819,000	4,590,537
1.85%, 07/30/2026(b)	4,739,000	4,342,239
Walt Disney Co. (The), 1.75%, 01/13/2026(b)	7,299,000	6,759,523

		26,668,180

Financial Services-3.69%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
1.75%, 01/30/2026	4,825,000	4,369,996
2.45%, 10/29/2026	17,830,000	16,052,637
Berkshire Hathaway, Inc., 3.13%, 03/15/2026	12,074,000	11,582,039
Blackstone Private Credit Fund, 2.63%, 12/15/2026(b)	5,900,000	5,079,492
Fidelity National Information Services, Inc., 1.15%, 03/01/2026(b)	5,957,000	5,363,908
Fiserv, Inc., 3.20%, 07/01/2026	9,529,000	8,987,328
Global Payments, Inc.
1.20%, 03/01/2026(b)	5,206,000	4,659,945
4.80%, 04/01/2026	3,572,000	3,494,302
Mastercard, Inc., 2.95%, 11/21/2026	3,652,000	3,444,294
PayPal Holdings, Inc., 2.65%, 10/01/2026	5,920,000	5,514,692

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

109

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)–(continued)

August 31, 2023

	Principal Amount	Value
Financial Services-(continued)
Voya Financial, Inc., 3.65%, 06/15/2026(b)	$2,130,000	$2,012,834
Western Union Co. (The), 1.35%, 03/15/2026	2,847,000	2,550,383

		73,111,850

Food Products-1.32%
Archer-Daniels-Midland Co., 2.50%, 08/11/2026(b)	4,739,000	4,450,389
Bunge Ltd. Finance Corp., 3.25%, 08/15/2026	3,316,000	3,124,746
Hershey Co. (The), 2.30%, 08/15/2026(b)	2,385,000	2,234,591
Ingredion, Inc., 3.20%, 10/01/2026	2,360,000	2,229,544
Kellogg Co., 3.25%, 04/01/2026	3,652,000	3,475,862
Kraft Heinz Foods Co. (The), 3.00%, 06/01/2026	8,977,000	8,465,133
McCormick & Co., Inc., 0.90%, 02/15/2026	2,385,000	2,148,211

		26,128,476

Gas Utilities-0.23%
National Fuel Gas Co., 5.50%, 01/15/2026	2,435,000	2,414,091
Southern California Gas Co., Series TT, 2.60%, 06/15/2026	2,390,000	2,230,614

		4,644,705

Ground Transportation-0.90%
Canadian National Railway Co. (Canada), 2.75%, 03/01/2026	2,375,000	2,244,843
Canadian Pacific Railway Co. (Canada), 1.75%, 12/02/2026(b)	4,865,000	4,374,881
CSX Corp., 2.60%, 11/01/2026	3,329,000	3,083,792
Norfolk Southern Corp., 2.90%, 06/15/2026	2,860,000	2,696,592
Union Pacific Corp.
4.75%, 02/21/2026	2,430,000	2,418,882
2.75%, 03/01/2026	3,095,000	2,928,711

		17,747,701

Health Care Equipment & Supplies-0.79%
Abbott Laboratories, 3.75%, 11/30/2026(b)	8,058,000	7,812,105
Baxter International, Inc., 2.60%, 08/15/2026	3,552,000	3,280,990
Stryker Corp., 3.50%, 03/15/2026	4,757,000	4,569,980

		15,663,075

Health Care Providers & Services-3.61%
Cigna Group (The)
4.50%, 02/25/2026	5,871,000	5,754,822
1.25%, 03/15/2026(b)	3,786,000	3,422,194
CVS Health Corp.
5.00%, 02/20/2026	7,134,000	7,082,217
2.88%, 06/01/2026(b)	8,353,000	7,827,566
Elevance Health, Inc.
4.90%, 02/08/2026	2,375,000	2,345,686
1.50%, 03/15/2026	3,550,000	3,226,184

	Principal Amount	Value
Health Care Providers & Services-(continued)
HCA, Inc.
5.88%, 02/15/2026	$7,134,000	$7,148,707
5.25%, 06/15/2026(b)	7,134,000	7,048,612
5.38%, 09/01/2026	4,759,000	4,725,774
Laboratory Corp. of America Holdings, 1.55%, 06/01/2026	2,435,000	2,191,916
McKesson Corp.
5.25%, 02/15/2026	2,385,000	2,377,364
1.30%, 08/15/2026(b)	2,385,000	2,140,149
Quest Diagnostics, Inc., 3.45%, 06/01/2026	2,419,000	2,309,335
UnitedHealth Group, Inc.
1.25%, 01/15/2026(b)	2,385,000	2,183,104
3.10%, 03/15/2026	4,759,000	4,547,692
1.15%, 05/15/2026	4,769,000	4,316,075
Universal Health Services, Inc., 1.65%, 09/01/2026	3,338,000	2,966,122

		71,613,519

Health Care REITs-0.68%
Healthpeak OP LLC, 3.25%, 07/15/2026(b)	3,104,000	2,938,102
Omega Healthcare Investors, Inc., 5.25%, 01/15/2026(b)	2,857,000	2,811,762
Sabra Health Care L.P., 5.13%, 08/15/2026	2,365,000	2,289,586
Ventas Realty L.P., 4.13%, 01/15/2026	2,375,000	2,285,962
Welltower OP LLC, 4.25%, 04/01/2026	3,319,000	3,214,949

		13,540,361

Hotels, Restaurants & Leisure-1.35%
Booking Holdings, Inc., 3.60%, 06/01/2026	4,864,000	4,681,743
Expedia Group, Inc., 5.00%, 02/15/2026	3,551,000	3,511,893
Marriott International, Inc., Series R, 3.13%, 06/15/2026	3,652,000	3,433,193
McDonald’s Corp., 3.70%, 01/30/2026	8,521,000	8,245,274
Starbucks Corp.
4.75%, 02/15/2026	4,760,000	4,719,852
2.45%, 06/15/2026	2,435,000	2,274,366

		26,866,321

Household Durables-0.25%
DR Horton, Inc., 1.30%, 10/15/2026	2,922,000	2,577,973
PulteGroup, Inc., 5.50%, 03/01/2026	2,375,000	2,371,022

		4,948,995

Household Products-0.84%
Colgate-Palmolive Co., 4.80%, 03/02/2026	2,375,000	2,378,312
Procter & Gamble Co. (The)
4.10%, 01/26/2026(b)	3,115,000	3,073,685
2.70%, 02/02/2026	2,922,000	2,785,925
1.00%, 04/23/2026	4,869,000	4,430,183
2.45%, 11/03/2026(b)	4,176,000	3,911,682

		16,579,787

Independent Power and Renewable Electricity Producers-0.18%
AES Corp. (The), 1.38%, 01/15/2026	3,886,000	3,498,134

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

110

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)–(continued)

August 31, 2023

	Principal Amount	Value
Industrial Conglomerates-0.48%
3M Co., 2.25%, 09/19/2026(b)	$3,083,000	$2,839,339
Honeywell International, Inc., 2.50%, 11/01/2026	7,105,000	6,634,538

		9,473,877

Insurance-1.73%
Allstate Corp. (The), 3.28%, 12/15/2026	2,617,000	2,474,760
American International Group, Inc., 3.90%, 04/01/2026	3,572,000	3,449,765
Arch Capital Finance LLC, 4.01%, 12/15/2026	2,382,000	2,274,862
Chubb INA Holdings, Inc., 3.35%, 05/03/2026	7,104,000	6,813,033
CNA Financial Corp., 4.50%, 03/01/2026	2,435,000	2,374,881
Loews Corp., 3.75%, 04/01/2026	2,357,000	2,270,861
Manulife Financial Corp. (Canada), 4.15%, 03/04/2026	4,756,000	4,622,715
Marsh & McLennan Cos., Inc., 3.75%, 03/14/2026	2,862,000	2,767,018
Old Republic International Corp., 3.88%, 08/26/2026	2,633,000	2,503,935
Prudential Financial, Inc., 1.50%, 03/10/2026(b)	2,412,000	2,210,664
Trinity Acquisition PLC, 4.40%, 03/15/2026	2,620,000	2,532,341

		34,294,835

Interactive Media & Services-0.45%
Alphabet, Inc., 2.00%, 08/15/2026(b)	9,589,000	8,877,266

IT Services-0.93%
CGI, Inc. (Canada), 1.45%, 09/14/2026	2,840,000	2,513,471
DXC Technology Co., 1.80%, 09/15/2026	3,409,000	2,997,326
International Business Machines Corp.
4.50%, 02/06/2026(b)	4,050,000	3,988,236
3.45%, 02/19/2026	6,500,000	6,237,226
Kyndryl Holdings, Inc., 2.05%, 10/15/2026	3,150,000	2,774,083

		18,510,342

Leisure Products-0.15%
Hasbro, Inc., 3.55%, 11/19/2026(b)	3,221,000	3,027,331

Life Sciences Tools & Services-0.07%
Thermo Fisher Scientific, Inc., 4.95%, 08/10/2026	1,300,000	1,295,199

Machinery-2.71%
Caterpillar Financial Services Corp.
4.80%, 01/06/2026(b)	4,382,000	4,363,100
0.90%, 03/02/2026(b)	3,651,000	3,305,130
4.35%, 05/15/2026	5,917,000	5,826,286
1.15%, 09/14/2026(b)	2,434,000	2,176,809
CNH Industrial Capital LLC
1.88%, 01/15/2026	2,365,000	2,173,620
1.45%, 07/15/2026	2,885,000	2,582,193
Fortive Corp., 3.15%, 06/15/2026	4,285,000	4,028,539
Illinois Tool Works, Inc., 2.65%, 11/15/2026(b)	4,869,000	4,562,058

	Principal Amount	Value
Machinery-(continued)
John Deere Capital Corp.
4.80%, 01/09/2026	$5,843,000	$5,812,663
0.70%, 01/15/2026(b)	4,382,000	3,968,933
5.05%, 03/03/2026(b)	2,678,000	2,681,546
4.75%, 06/08/2026(b)	1,950,000	1,940,969
2.65%, 06/10/2026	2,410,000	2,264,327
1.05%, 06/17/2026	2,658,000	2,391,186
Wabtec Corp., 3.45%, 11/15/2026(b)	3,623,000	3,407,808
Xylem, Inc., 3.25%, 11/01/2026(b)	2,364,000	2,225,563

		53,710,730

Media-1.19%
Comcast Corp., 3.15%, 03/01/2026(b)	10,708,000	10,229,480
Discovery Communications LLC, 4.90%, 03/11/2026	3,339,000	3,282,627
Omnicom Group, Inc./Omnicom Capital, Inc., 3.60%, 04/15/2026	6,637,000	6,353,382
Paramount Global, 4.00%, 01/15/2026	3,896,000	3,742,321

		23,607,810

Multi-Utilities-0.85%
CenterPoint Energy, Inc., 1.45%, 06/01/2026	2,416,000	2,173,255
Dominion Energy, Inc., Series A, 1.45%, 04/15/2026	2,743,000	2,476,020
DTE Energy Co., 2.85%, 10/01/2026	2,922,000	2,706,757
San Diego Gas & Electric Co., 2.50%, 05/15/2026	2,435,000	2,269,099
Sempra, 5.40%, 08/01/2026	2,620,000	2,626,132
WEC Energy Group, Inc., 4.75%, 01/09/2026	4,739,000	4,676,667

		16,927,930

Office REITs-0.44%
Boston Properties L.P.
3.65%, 02/01/2026	4,739,000	4,467,884
2.75%, 10/01/2026	4,778,000	4,312,123

		8,780,007

Oil, Gas & Consumable Fuels-6.80%
Boardwalk Pipelines L.P., 5.95%, 06/01/2026	2,628,000	2,634,187
Chevron Corp., 2.95%, 05/16/2026	10,656,000	10,158,893
Diamondback Energy, Inc., 3.25%, 12/01/2026(b)	3,568,000	3,358,071
Enbridge, Inc. (Canada)
1.60%, 10/04/2026	2,381,000	2,136,390
4.25%, 12/01/2026	3,570,000	3,447,785
Energy Transfer L.P.
4.75%, 01/15/2026	4,759,000	4,662,091
3.90%, 07/15/2026	2,618,000	2,504,053
Enterprise Products Operating LLC
5.05%, 01/10/2026	3,574,000	3,558,224
3.70%, 02/15/2026(b)	4,162,000	4,016,027
EOG Resources, Inc., 4.15%, 01/15/2026(b)	3,572,000	3,498,954
Equinor ASA (Norway), 1.75%, 01/22/2026(b)	3,652,000	3,387,683

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

111

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)–(continued)

August 31, 2023

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Exxon Mobil Corp.
3.04%, 03/01/2026	$11,914,000	$11,386,304
2.28%, 08/16/2026(b)	4,869,000	4,537,046
HF Sinclair Corp., 5.88%, 04/01/2026(b)	3,785,000	3,804,588
Kinder Morgan, Inc., 1.75%, 11/15/2026(b)	2,378,000	2,127,968
Magellan Midstream Partners L.P., 5.00%, 03/01/2026	3,124,000	3,088,036
MPLX L.P., 1.75%, 03/01/2026	7,134,000	6,500,080
Occidental Petroleum Corp., 5.55%, 03/15/2026(b)	4,058,000	4,027,727
ONEOK, Inc., 5.85%, 01/15/2026	2,862,000	2,879,029
Ovintiv, Inc., 5.38%, 01/01/2026	2,186,000	2,170,783
Phillips 66, 1.30%, 02/15/2026	2,392,000	2,172,964
Pioneer Natural Resources Co.
1.13%, 01/15/2026	3,572,000	3,240,251
5.10%, 03/29/2026	5,206,000	5,167,156
Plains All American Pipeline L.P./PAA Finance Corp., 4.50%, 12/15/2026	3,568,000	3,452,015
Sabine Pass Liquefaction LLC, 5.88%, 06/30/2026	7,134,000	7,168,576
Shell International Finance B.V. (Netherlands)
2.88%, 05/10/2026(b)	8,521,000	8,083,432
2.50%, 09/12/2026	4,869,000	4,531,212
Spectra Energy Partners L.P., 3.38%, 10/15/2026	2,853,000	2,687,998
TransCanada PipeLines Ltd. (Canada), 4.88%, 01/15/2026(b)	4,049,000	4,000,806
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/2026	4,759,000	4,976,460
Valero Energy Corp., 3.40%, 09/15/2026	2,025,000	1,919,173
Williams Cos., Inc. (The), 5.40%, 03/02/2026	3,572,000	3,567,449

		134,851,411

Passenger Airlines-0.21%
Delta Air Lines, Inc., 7.38%, 01/15/2026(b)	4,115,000	4,237,905

Personal Care Products-0.15%
Unilever Capital Corp. (United Kingdom), 2.00%, 07/28/2026	3,283,000	3,041,509

Pharmaceuticals-2.39%
AstraZeneca Finance LLC (United Kingdom), 1.20%, 05/28/2026(b)	5,957,000	5,379,197
AstraZeneca PLC (United Kingdom), 0.70%, 04/08/2026	5,683,000	5,092,345
Johnson & Johnson, 2.45%, 03/01/2026(b)	9,479,000	8,946,404
Merck & Co., Inc., 0.75%, 02/24/2026	4,739,000	4,293,357
Pfizer, Inc.
2.75%, 06/03/2026	5,927,000	5,595,586
3.00%, 12/15/2026(b)	8,290,000	7,847,369
Utah Acquisition Sub, Inc., 3.95%, 06/15/2026	10,860,000	10,268,564

		47,422,822

	Principal Amount	Value
Professional Services-0.23%
Broadridge Financial Solutions, Inc., 3.40%, 06/27/2026	$2,417,000	$2,287,014
Thomson Reuters Corp. (Canada), 3.35%, 05/15/2026	2,365,000	2,247,327

		4,534,341

Real Estate Management & Development-0.14%
CBRE Services, Inc., 4.88%, 03/01/2026(b)	2,842,000	2,781,284

Residential REITs-0.11%
ERP Operating L.P., 2.85%, 11/01/2026.	2,375,000	2,216,781

Retail REITs-1.02%
Brixmor Operating Partnership L.P., 4.13%, 06/15/2026	2,863,000	2,719,093
Kimco Realty OP LLC, 2.80%, 10/01/2026(b)	2,375,000	2,186,722
Realty Income Corp.
5.05%, 01/13/2026	2,380,000	2,369,706
4.88%, 06/01/2026(b)	2,841,000	2,808,406
4.13%, 10/15/2026(b)	3,095,000	2,993,069
Simon Property Group L.P.
3.30%, 01/15/2026	3,896,000	3,716,590
3.25%, 11/30/2026	3,552,000	3,332,893

		20,126,479

Semiconductors & Semiconductor Equipment-1.35%
Analog Devices, Inc., 3.50%, 12/05/2026	4,261,000	4,081,631
Intel Corp.
4.88%, 02/10/2026(b)	7,299,000	7,262,401
2.60%, 05/19/2026(b)	4,769,000	4,493,599
Marvell Technology, Inc., 1.65%, 04/15/2026(b)	2,363,000	2,146,558
NVIDIA Corp., 3.20%, 09/16/2026	4,739,000	4,526,221
Skyworks Solutions, Inc., 1.80%, 06/01/2026	2,389,000	2,137,681
Texas Instruments, Inc., 1.13%, 09/15/2026(b)	2,373,000	2,133,457

		26,781,548

Software-2.78%
Fortinet, Inc., 1.00%, 03/15/2026	2,365,000	2,116,747
Microsoft Corp., 2.40%, 08/08/2026	19,478,000	18,274,307
Oracle Corp.
1.65%, 03/25/2026	13,101,000	11,942,582
2.65%, 07/15/2026	14,289,000	13,274,745
Roper Technologies, Inc., 3.80%, 12/15/2026(b)	3,334,000	3,183,485
VMware, Inc., 1.40%, 08/15/2026	7,204,000	6,390,346

		55,182,212

Specialized REITs-2.16%
American Tower Corp.
4.40%, 02/15/2026(b)	2,365,000	2,303,483
1.60%, 04/15/2026	3,388,000	3,061,718
1.45%, 09/15/2026	2,861,000	2,536,727
3.38%, 10/15/2026	4,739,000	4,442,172

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

112

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)–(continued)

August 31, 2023

	Principal Amount	Value
Specialized REITs-(continued)
Crown Castle, Inc.
4.45%, 02/15/2026	$4,292,000	$4,183,341
3.70%, 06/15/2026(b)	3,571,000	3,401,287
1.05%, 07/15/2026(b)	4,769,000	4,218,734
Equinix, Inc., 1.45%, 05/15/2026(b)	3,339,000	3,002,899
Extra Space Storage L.P., 3.50%, 07/01/2026(b)	2,843,000	2,667,316
GLP Capital L.P./GLP Financing II, Inc., 5.38%, 04/15/2026	4,648,000	4,555,323
Public Storage Operating Co.
0.88%, 02/15/2026	2,378,000	2,145,481
1.50%, 11/09/2026(b)	3,090,000	2,783,243
Weyerhaeuser Co., 4.75%, 05/15/2026	3,569,000	3,514,876

		42,816,600

Specialty Retail-3.01%
Dell International LLC/EMC Corp.
6.02%, 06/15/2026	21,367,000	21,597,597
4.90%, 10/01/2026	8,167,000	8,023,197
Home Depot, Inc. (The)
3.00%, 04/01/2026(b)	6,160,000	5,890,203
2.13%, 09/15/2026	4,869,000	4,493,908
Lowe’s Cos., Inc.
4.80%, 04/01/2026	4,739,000	4,685,639
2.50%, 04/15/2026(b)	6,404,000	5,987,615
O’Reilly Automotive, Inc., 3.55%, 03/15/2026(b)	2,435,000	2,334,203
Ross Stores, Inc., 0.88%, 04/15/2026	2,435,000	2,176,332
TJX Cos., Inc. (The), 2.25%, 09/15/2026(b)	4,821,000	4,446,864

		59,635,558

Technology Hardware, Storage & Peripherals-3.40%
Apple, Inc.
0.70%, 02/08/2026	11,844,000	10,726,955
3.25%, 02/23/2026(b)	15,396,000	14,809,850
4.42%, 05/08/2026	4,830,000	4,788,817
2.45%, 08/04/2026	10,956,000	10,254,371
2.05%, 09/11/2026(b)	9,479,000	8,761,561
Hewlett Packard Enterprise Co., 1.75%, 04/01/2026	3,652,000	3,331,495
HP, Inc., 1.45%, 06/17/2026(b)	4,796,000	4,331,723
Western Digital Corp., 4.75%, 02/15/2026	10,950,000	10,450,738

		67,455,510

Textiles, Apparel & Luxury Goods-0.23%
NIKE, Inc., 2.38%, 11/01/2026(b)	4,869,000	4,512,700

Tobacco-1.40%
Altria Group, Inc., 2.63%, 09/16/2026(b) .	2,382,000	2,209,868
B.A.T Capital Corp. (United Kingdom), 3.22%, 09/06/2026	4,767,000	4,453,820
B.A.T. International Finance PLC (United
Kingdom), 1.67%, 03/25/2026(b)	7,164,000	6,490,291

Investment Abbreviations:

REIT-Real Estate Investment Trust

	Principal Amount	Value
Tobacco-(continued)
Philip Morris International, Inc.
4.88%, 02/13/2026	$8,088,000	$8,013,981
2.75%, 02/25/2026(b)	3,571,000	3,371,519
0.88%, 05/01/2026	3,549,000	3,179,193

		27,718,672

Trading Companies & Distributors-0.59%
Air Lease Corp.
2.88%, 01/15/2026(b)	6,921,000	6,473,892
1.88%, 08/15/2026(b)	5,790,000	5,184,035

		11,657,927

Wireless Telecommunication Services-1.16%
Rogers Communications, Inc. (Canada), 2.90%, 11/15/2026	2,375,000	2,191,071
Sprint LLC, 7.63%, 03/01/2026	7,304,000	7,577,374
T-Mobile USA, Inc.
2.25%, 02/15/2026	8,665,000	8,020,209
2.63%, 04/15/2026(b)	5,718,000	5,310,777

		23,099,431

Total U.S. Dollar Denominated Bonds & Notes (Cost $2,054,195,479)		1,964,662,112

	Shares
Money Market Funds-0.02%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(c)(d) (Cost $391,146)	391,146	391,146

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.12% (Cost $2,054,586,625)		1,965,053,258

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-10.78%
Invesco Private Government Fund, 5.30%(c)(d)(e)	59,624,954	59,624,954
Invesco Private Prime Fund, 5.51%(c)(d)(e)	154,066,675	154,066,675

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $213,690,711)		213,691,629

TOTAL INVESTMENTS IN SECURITIES-109.90% (Cost $2,268,277,336)		2,178,744,887
OTHER ASSETS LESS LIABILITIES-(9.90)%		(196,336,702)

NET ASSETS-100.00%		$1,982,408,185

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

113

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)–(continued)

August 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$ 2,406,597	$69,396,590	$(71,412,041)	$-	$-	$391,146	$145,315

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	24,753,126	337,048,722	(302,176,894)	-	-	59,624,954	2,373,977	*

Invesco Private Prime Fund	63,650,897	713,239,635	(622,822,585)	(2,144)	872	154,066,675	6,375,440	*

Total	$90,810,620	$1,119,684,947	$(996,411,520)	$(2,144)	$872	$214,082,775	$8,894,732

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

114

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August 31, 2023

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.99%
Aerospace & Defense-2.19%
Boeing Co. (The), 5.04%, 05/01/2027(b)	$5,915,000	$5,852,292
General Dynamics Corp.
3.50%, 04/01/2027(b)	2,222,000	2,117,483
2.63%, 11/15/2027	1,481,000	1,352,691
Howmet Aerospace, Inc., 5.90%, 02/01/2027	1,831,000	1,819,886
Huntington Ingalls Industries, Inc., 3.48%, 12/01/2027	1,779,000	1,639,698
L3Harris Technologies, Inc., 5.40%, 01/15/2027	3,090,000	3,098,650
Lockheed Martin Corp., 5.10%, 11/15/2027	2,222,000	2,247,724
Northrop Grumman Corp., 3.20%, 02/01/2027(b)	2,222,000	2,099,084
RTX Corp., 3.13%, 05/04/2027	3,253,000	3,032,410

		23,259,918

Air Freight & Logistics-0.26%
United Parcel Service, Inc., 3.05%, 11/15/2027	2,960,000	2,774,128

Automobile Components-0.55%
American Honda Finance Corp., 2.35%, 01/08/2027	1,475,000	1,351,000
BorgWarner, Inc., 2.65%, 07/01/2027	3,253,000	2,949,528
Lear Corp., 3.80%, 09/15/2027(b)	1,631,000	1,530,219

		5,830,747

Automobiles-2.11%
General Motors Co.
4.20%, 10/01/2027(b)	2,222,000	2,095,257
6.80%, 10/01/2027(b)	2,962,000	3,055,780
Honda Motor Co. Ltd. (Japan), 2.53%, 03/10/2027	2,962,000	2,725,271
Toyota Motor Credit Corp.
3.20%, 01/11/2027	2,222,000	2,099,145
1.90%, 01/13/2027	2,222,000	2,011,729
3.05%, 03/22/2027(b)	4,146,000	3,893,840
1.15%, 08/13/2027	1,775,000	1,537,759
4.55%, 09/20/2027	2,962,000	2,918,519
5.45%, 11/10/2027(b)	2,072,000	2,112,400

		22,449,700

Banks-12.91%
Banco Santander S.A. (Spain)
4.25%, 04/11/2027	3,000,000	2,840,031
5.29%, 08/18/2027(b)	5,200,000	5,101,804
Bank of America Corp.
3.25%, 10/21/2027	7,356,000	6,856,782
Series L, 4.18%, 11/25/2027	5,915,000	5,617,482
Bank of Montreal (Canada)
2.65%, 03/08/2027(b)	3,703,000	3,380,561
Series H, 4.70%, 09/14/2027	2,956,000	2,884,505
Bank of Nova Scotia (The) (Canada)
1.95%, 02/02/2027(b)	2,222,000	1,992,088
2.95%, 03/11/2027	2,072,000	1,915,199
Canadian Imperial Bank of Commerce (Canada), 3.45%, 04/07/2027(b)	2,960,000	2,766,954

	Principal Amount	Value
Banks-(continued)
Citigroup, Inc., 4.45%, 09/29/2027	$11,299,000	$10,806,816
Credit Suisse AG (Switzerland), 5.00%, 07/09/2027	3,520,000	3,431,442
Fifth Third Bancorp, 2.55%, 05/05/2027	2,222,000	1,987,697
Fifth Third Bank N.A., 2.25%, 02/01/2027(b)	1,750,000	1,552,230
JPMorgan Chase & Co.
8.00%, 04/29/2027	1,483,000	1,628,391
4.25%, 10/01/2027(b)	4,334,000	4,193,516
3.63%, 12/01/2027(b)	3,173,000	2,986,379
KeyBank N.A., 5.85%, 11/15/2027	3,000,000	2,895,612
KeyCorp, 2.25%, 04/06/2027(b)	2,367,000	2,038,086
Lloyds Banking Group PLC (United Kingdom), 3.75%, 01/11/2027	3,650,000	3,433,478
Manufacturers and Traders Trust Co., 3.40%, 08/17/2027(b)	1,600,000	1,425,570
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.68%, 02/22/2027	2,957,000	2,815,490
3.29%, 07/25/2027	2,963,000	2,755,454
Mizuho Financial Group, Inc. (Japan)
3.66%, 02/28/2027	1,400,000	1,319,621
3.17%, 09/11/2027	3,320,000	3,042,969
PNC Bank N.A., 3.10%, 10/25/2027	2,900,000	2,647,596
PNC Financial Services Group, Inc. (The), 3.15%, 05/19/2027(b)	2,222,000	2,061,736
Royal Bank of Canada (Canada)
2.05%, 01/21/2027(b)	1,441,000	1,296,653
3.63%, 05/04/2027(b)	3,553,000	3,352,404
4.24%, 08/03/2027	3,703,000	3,567,402
6.00%, 11/01/2027(b)	4,000,000	4,097,589
Santander Holdings USA, Inc., 4.40%, 07/13/2027(b)	3,108,000	2,945,771
Sumitomo Mitsui Financial Group, Inc. (Japan)
3.45%, 01/11/2027(b)	3,617,000	3,385,009
2.17%, 01/14/2027(b)	1,400,000	1,256,541
3.36%, 07/12/2027(b)	5,104,000	4,742,689
3.35%, 10/18/2027(b)	2,222,000	2,045,402
Toronto-Dominion Bank (The) (Canada)
1.95%, 01/12/2027(b)	2,218,000	1,992,828
2.80%, 03/10/2027	3,253,000	2,986,424
4.11%, 06/08/2027	4,444,000	4,247,970
4.69%, 09/15/2027	4,444,000	4,337,055
Truist Financial Corp., 1.13%, 08/03/2027(b)	2,222,000	1,880,165
U.S. Bancorp, Series X, 3.15%, 04/27/2027(b)	3,843,000	3,563,414
Wells Fargo & Co., 4.30%, 07/22/2027	7,396,000	7,085,754

		137,160,559

Beverages-1.78%
Coca-Cola Co. (The)
3.38%, 03/25/2027	2,962,000	2,839,774
2.90%, 05/25/2027	1,481,000	1,393,535
1.45%, 06/01/2027(b)	4,444,000	3,970,538

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

115

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)–(continued)

August 31, 2023

	Principal Amount	Value
Beverages-(continued)
Constellation Brands, Inc.
3.50%, 05/09/2027	$1,481,000	$1,394,427
4.35%, 05/09/2027	1,780,000	1,724,514
Diageo Capital PLC (United Kingdom), 5.30%, 10/24/2027	2,130,000	2,155,796
PepsiCo, Inc.
2.63%, 03/19/2027	1,481,000	1,381,448
3.00%, 10/15/2027(b)	4,334,000	4,079,208

		18,939,240

Biotechnology-1.20%
Amgen, Inc.
2.20%, 02/21/2027(b)	5,101,000	4,638,243
3.20%, 11/02/2027(b)	2,962,000	2,754,746
Gilead Sciences, Inc.
2.95%, 03/01/2027	3,703,000	3,453,148
1.20%, 10/01/2027	2,222,000	1,912,102

		12,758,239

Broadline Retail-2.53%
Amazon.com, Inc.
3.30%, 04/13/2027(b)	5,915,000	5,633,947
1.20%, 06/03/2027(b)	3,703,000	3,263,010
3.15%, 08/22/2027	10,258,000	9,652,693
4.55%, 12/01/2027(b)	5,920,000	5,900,346
eBay, Inc., 3.60%, 06/05/2027(b)	2,512,000	2,373,258

		26,823,254

Building Products-0.15%
Carlisle Cos., Inc., 3.75%, 12/01/2027(b) .	1,731,000	1,633,652

Capital Markets-5.93%
Ares Capital Corp.
7.00%, 01/15/2027	1,000,000	1,002,698
2.88%, 06/15/2027(b)	1,445,000	1,272,755
Bank of New York Mellon Corp. (The)
2.05%, 01/26/2027(b)	2,520,000	2,278,866
3.25%, 05/16/2027	2,220,000	2,082,999
BlackRock, Inc., 3.20%, 03/15/2027	2,070,000	1,966,885
Blackstone Secured Lending Fund, 2.13%, 02/15/2027	1,837,000	1,559,545
Blue Owl Capital Corp., 2.63%, 01/15/2027	1,461,000	1,267,647
Cboe Global Markets, Inc., 3.65%, 01/12/2027	1,920,000	1,838,404
Charles Schwab Corp. (The)
3.20%, 03/02/2027(b)	1,925,000	1,783,405
2.45%, 03/03/2027(b)	4,438,000	3,996,435
3.30%, 04/01/2027	2,200,000	2,051,758
FactSet Research Systems, Inc., 2.90%, 03/01/2027	1,441,000	1,329,766
FS KKR Capital Corp., 3.25%, 07/15/2027	1,445,000	1,255,685
Goldman Sachs Group, Inc. (The)
5.95%, 01/15/2027	2,392,000	2,418,096
3.85%, 01/26/2027	8,877,000	8,428,579
Jefferies Financial Group, Inc., 4.85%, 01/15/2027(b)	2,217,000	2,156,621
Morgan Stanley
3.63%, 01/20/2027	8,877,000	8,390,874
3.95%, 04/23/2027	5,915,000	5,581,816

	Principal Amount	Value
Capital Markets-(continued)
Nomura Holdings, Inc. (Japan)
2.33%, 01/22/2027	$3,600,000	$3,191,539
5.39%, 07/06/2027	1,550,000	1,522,413
Northern Trust Corp., 4.00%, 05/10/2027(b)	2,963,000	2,847,253
S&P Global, Inc.
2.95%, 01/22/2027	1,481,000	1,388,996
2.45%, 03/01/2027	3,660,000	3,377,492

		62,990,527

Chemicals-2.01%
Air Products and Chemicals, Inc., 1.85%, 05/15/2027	1,922,000	1,731,228
Albemarle Corp., 4.65%, 06/01/2027	1,922,000	1,858,396
Celanese US Holdings LLC, 6.17%, 07/15/2027(b)	5,924,000	5,929,403
Ecolab, Inc.
1.65%, 02/01/2027	1,481,000	1,328,836
3.25%, 12/01/2027(b)	1,481,000	1,390,030
LYB International Finance II B.V., 3.50%, 03/02/2027(b)	1,753,000	1,653,771
Mosaic Co. (The), 4.05%, 11/15/2027(b)	2,042,000	1,949,976
Olin Corp., 5.13%, 09/15/2027(b)	1,450,000	1,389,666
Sherwin-Williams Co. (The), 3.45%, 06/01/2027	4,373,000	4,122,939

		21,354,245

Commercial Services & Supplies-0.63%
Cintas Corp. No. 2, 3.70%, 04/01/2027(b)	2,962,000	2,845,216
Republic Services, Inc., 3.38%, 11/15/2027	1,892,000	1,762,136
Waste Management, Inc., 3.15%, 11/15/2027(b)	2,222,000	2,074,056

		6,681,408

Communications Equipment-0.13%
Nokia OYJ (Finland), 4.38%, 06/12/2027(b)	1,481,000	1,397,986

Construction Materials-0.13%
Martin Marietta Materials, Inc., 3.50%, 12/15/2027	1,461,000	1,367,025

Consumer Finance-3.97%
Ally Financial, Inc.
4.75%, 06/09/2027(b)	2,184,000	2,049,021
7.10%, 11/15/2027(b)	2,222,000	2,253,361
American Express Co.
2.55%, 03/04/2027	5,184,000	4,715,646
3.30%, 05/03/2027	4,890,000	4,560,768
5.85%, 11/05/2027(b)	4,444,000	4,541,925
Capital One Financial Corp.
3.75%, 03/09/2027	3,999,000	3,722,721
3.65%, 05/11/2027(b)	2,960,000	2,754,764
Discover Financial Services, 4.10%, 02/09/2027(b)	2,958,000	2,746,085

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

116

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)–(continued)

August 31, 2023

	Principal Amount	Value
Consumer Finance-(continued)
General Motors Financial Co., Inc.
4.35%, 01/17/2027	$3,703,000	$3,525,736
2.35%, 02/26/2027	2,962,000	2,635,567
5.00%, 04/09/2027	3,703,000	3,610,814
2.70%, 08/20/2027	2,663,000	2,370,958
Synchrony Financial, 3.95%, 12/01/2027	2,955,000	2,643,439

		42,130,805

Consumer Staples Distribution & Retail-1.76%
Costco Wholesale Corp.
3.00%, 05/18/2027(b)	2,962,000	2,798,899
1.38%, 06/20/2027(b)	3,703,000	3,276,020
Dollar General Corp.
3.88%, 04/15/2027	1,775,000	1,695,900
4.63%, 11/01/2027(b)	1,623,000	1,581,896
Kroger Co. (The), 3.70%, 08/01/2027	1,775,000	1,686,044
Sysco Corp., 3.25%, 07/15/2027	2,222,000	2,071,890
Target Corp., 1.95%, 01/15/2027(b)	2,962,000	2,702,503
Walmart, Inc., 3.95%, 09/09/2027	2,962,000	2,893,561

		18,706,713

Containers & Packaging-0.13%
Packaging Corp. of America, 3.40%, 12/15/2027	1,481,000	1,381,494

Diversified REITs-0.26%
Digital Realty Trust L.P., 3.70%, 08/15/2027	2,957,000	2,757,503

Diversified Telecommunication Services-2.76%
AT&T, Inc.
4.25%, 03/01/2027	4,413,000	4,254,912
2.30%, 06/01/2027	7,398,000	6,626,996
Telefonica Emisiones S.A. (Spain), 4.10%, 03/08/2027	4,420,000	4,208,768
TELUS Corp. (Canada)
2.80%, 02/16/2027	1,771,000	1,638,921
3.70%, 09/15/2027(b)	1,481,000	1,393,080
Verizon Communications, Inc.
4.13%, 03/16/2027(b)	9,518,000	9,172,650
3.00%, 03/22/2027	2,222,000	2,066,647

		29,361,974

Electric Utilities-4.17%
Alabama Power Co., 3.75%, 09/01/2027(b)	1,631,000	1,557,576
American Electric Power Co., Inc.
5.75%, 11/01/2027	1,480,000	1,507,543
3.20%, 11/13/2027	1,483,000	1,374,705
Duke Energy Corp.
3.15%, 08/15/2027	2,192,000	2,028,380
5.00%, 12/08/2027	1,475,000	1,464,354
Duke Energy Florida LLC, 3.20%, 01/15/2027(b)	1,920,000	1,816,479
Edison International, 5.75%, 06/15/2027(b)	1,772,000	1,776,781
Eversource Energy
2.90%, 03/01/2027	1,905,000	1,754,103
4.60%, 07/01/2027	1,776,000	1,729,506
Exelon Corp., 2.75%, 03/15/2027	1,910,000	1,754,519

	Principal Amount	Value
Electric Utilities-(continued)
FirstEnergy Corp., Series B, 4.15%, 07/15/2027	$4,373,000	$4,128,930
ITC Holdings Corp., 3.35%, 11/15/2027	1,437,000	1,335,419
NextEra Energy Capital Holdings, Inc.
1.88%, 01/15/2027	2,961,000	2,648,275
3.55%, 05/01/2027	4,410,000	4,158,861
4.63%, 07/15/2027(b)	3,703,000	3,613,550
Pacific Gas and Electric Co., 2.10%, 08/01/2027	2,962,000	2,560,457
Southern California Edison Co.
5.85%, 11/01/2027	2,220,000	2,273,875
Series D, 4.70%, 06/01/2027(b)	1,775,000	1,746,380
Virginia Electric & Power Co.
Series A, 3.50%, 03/15/2027	2,221,000	2,099,547
Series B, 3.75%, 05/15/2027(b)	1,775,000	1,695,205
Xcel Energy, Inc., 1.75%, 03/15/2027(b)	1,481,000	1,314,510

		44,338,955

Electrical Equipment-0.12%
Emerson Electric Co., 1.80%, 10/15/2027	1,475,000	1,308,463

Electronic Equipment, Instruments & Components-0.50%
Eaton Corp., 3.10%, 09/15/2027	2,022,000	1,897,214
Jabil, Inc., 4.25%, 05/15/2027	1,480,000	1,416,224
Keysight Technologies, Inc., 4.60%, 04/06/2027	2,072,000	2,026,806

		5,340,244

Energy Equipment & Services-0.35%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/2027	3,994,000	3,706,405

Entertainment-1.58%
Take-Two Interactive Software, Inc., 3.70%, 04/14/2027(b)	1,771,000	1,679,140
TWDC Enterprises 18 Corp., 2.95%, 06/15/2027(b)	2,960,000	2,779,428
Walt Disney Co. (The), 3.70%, 03/23/2027	1,481,000	1,428,360
Warnermedia Holdings, Inc., 3.76%, 03/15/2027(b)	11,660,000	10,940,016

		16,826,944

Financial Services-3.04%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.65%, 07/21/2027	3,020,000	2,780,585
4.63%, 10/15/2027	1,750,000	1,663,226
Blackstone Private Credit Fund, 3.25%, 03/15/2027	2,901,000	2,528,878
Corebridge Financial, Inc., 3.65%, 04/05/2027	3,629,000	3,416,597
Fidelity National Information Services, Inc., 4.70%, 07/15/2027	1,430,000	1,404,166
Fiserv, Inc., 2.25%, 06/01/2027(b)	2,962,000	2,658,567
Global Payments, Inc.
2.15%, 01/15/2027	2,222,000	1,981,966
4.95%, 08/15/2027	1,481,000	1,444,369
Mastercard, Inc., 3.30%, 03/26/2027	2,962,000	2,822,146

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

117

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)–(continued)

August 31, 2023

	Principal Amount	Value
Financial Services-(continued)
ORIX Corp. (Japan)
3.70%, 07/18/2027	$1,400,000	$1,324,163
5.00%, 09/13/2027(b)	1,481,000	1,469,799
PayPal Holdings, Inc., 3.90%, 06/01/2027	1,481,000	1,432,857
Visa, Inc.
1.90%, 04/15/2027(b)	4,444,000	4,029,979
0.75%, 08/15/2027	1,481,000	1,281,066
2.75%, 09/15/2027(b)	2,222,000	2,063,050

		32,301,414

Food Products-1.97%
Bunge Ltd. Finance Corp., 3.75%, 09/25/2027	1,730,000	1,628,550
Conagra Brands, Inc., 1.38%, 11/01/2027	2,962,000	2,518,789
General Mills, Inc., 3.20%, 02/10/2027	2,222,000	2,091,967
JM Smucker Co. (The), 3.38%, 12/15/2027(b)	1,481,000	1,385,157
Kellogg Co., 3.40%, 11/15/2027	1,755,000	1,632,435
Kraft Heinz Foods Co. (The), 3.88%, 05/15/2027	3,992,000	3,815,435
McCormick & Co., Inc., 3.40%, 08/15/2027(b)	2,222,000	2,083,791
Mondelez International, Inc., 2.63%, 03/17/2027	2,192,000	2,016,205
Tyson Foods, Inc., 3.55%, 06/02/2027	3,993,000	3,752,376

		20,924,705

Gas Utilities-0.31%
Atmos Energy Corp., 3.00%, 06/15/2027(b)	1,481,000	1,390,172
Southern California Gas Co., 2.95%, 04/15/2027(b)	2,070,000	1,924,347

		3,314,519

Ground Transportation-0.61%
Burlington Northern Santa Fe LLC, 3.25%, 06/15/2027	1,480,000	1,406,034
CSX Corp., 3.25%, 06/01/2027	2,520,000	2,373,820
Union Pacific Corp.
2.15%, 02/05/2027(b)	1,484,000	1,357,433
3.00%, 04/15/2027	1,480,000	1,384,003

		6,521,290

Health Care Equipment & Supplies-1.31%
Baxter International, Inc., 1.92%, 02/01/2027(b)	4,252,000	3,784,982
Becton, Dickinson and Co., 3.70%, 06/06/2027	5,104,000	4,841,165
GE HealthCare Technologies, Inc., 5.65%, 11/15/2027	5,180,000	5,244,543

		13,870,690

Health Care Providers & Services-4.90%
Cardinal Health, Inc., 3.41%, 06/15/2027	3,538,000	3,314,676
Cencora, Inc., 3.45%, 12/15/2027(b)	2,222,000	2,089,028
Centene Corp., 4.25%, 12/15/2027	7,010,000	6,564,081

	Principal Amount	Value
Health Care Providers & Services-(continued)
Cigna Group (The)
3.40%, 03/01/2027	$3,926,000	$3,692,932
3.05%, 10/15/2027	1,616,000	1,490,671
CommonSpirit Health, 6.07%, 11/01/2027	1,506,000	1,540,479
CVS Health Corp.
3.63%, 04/01/2027(b)	2,222,000	2,104,327
1.30%, 08/21/2027	6,655,000	5,732,635
Elevance Health, Inc., 3.65%, 12/01/2027	4,738,000	4,468,055
HCA, Inc.
4.50%, 02/15/2027	3,553,000	3,436,659
3.13%, 03/15/2027	1,444,000	1,327,710
Humana, Inc.
1.35%, 02/03/2027(b)	2,222,000	1,955,323
3.95%, 03/15/2027(b)	1,755,000	1,685,695
Kaiser Foundation Hospitals, 3.15%, 05/01/2027	1,591,000	1,502,771
Laboratory Corp. of America Holdings, 3.60%, 09/01/2027(b)	1,775,000	1,682,962
SSM Health Care Corp., Series A, 3.82%, 06/01/2027	1,441,000	1,368,700
UnitedHealth Group, Inc.
3.45%, 01/15/2027	2,222,000	2,122,294
3.38%, 04/15/2027	1,851,000	1,756,358
3.70%, 05/15/2027(b)	1,725,000	1,659,186
2.95%, 10/15/2027(b)	2,812,000	2,609,427

		52,103,969

Health Care REITs-0.44%
Healthcare Realty Holdings L.P., 3.75%, 07/01/2027(b)	1,441,000	1,338,057
Omega Healthcare Investors, Inc., 4.50%, 04/01/2027(b)	2,073,000	1,962,469
Welltower OP LLC, 2.70%, 02/15/2027	1,441,000	1,323,081

		4,623,607

Hotels, Restaurants & Leisure-1.39%
Darden Restaurants, Inc., 3.85%, 05/01/2027(b)	1,481,000	1,405,337
Expedia Group, Inc., 4.63%, 08/01/2027	2,220,000	2,154,757
Hyatt Hotels Corp., 5.75%, 01/30/2027	1,750,000	1,752,453
Marriott International, Inc., 5.00%, 10/15/2027(b)	2,962,000	2,935,766
McDonald’s Corp.
3.50%, 03/01/2027(b)	2,512,000	2,392,043
3.50%, 07/01/2027	2,962,000	2,813,751
Starbucks Corp., 2.00%, 03/12/2027(b)	1,481,000	1,337,326

		14,791,433

Household Durables-0.63%
D.R. Horton, Inc., 1.40%, 10/15/2027(b)	1,448,000	1,245,000
Leggett & Platt, Inc., 3.50%, 11/15/2027	1,477,000	1,362,620
Lennar Corp., 4.75%, 11/29/2027	2,662,000	2,582,857
PulteGroup, Inc., 5.00%, 01/15/2027(b)	1,483,000	1,461,770

		6,652,247

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

118

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)–(continued)

August 31, 2023

	Principal Amount	Value
Household Products-0.86%
Colgate-Palmolive Co., 3.10%, 08/15/2027	$1,481,000	$1,411,781
Kimberly-Clark Corp., 1.05%, 09/15/2027	1,771,000	1,530,752
Procter & Gamble Co. (The)
1.90%, 02/01/2027	2,962,000	2,710,618
2.80%, 03/25/2027	1,481,000	1,390,004
2.85%, 08/11/2027(b)	2,222,000	2,083,373

		9,126,528

Independent Power and Renewable Electricity Producers-0.18%
NSTAR Electric Co., 3.20%, 05/15/2027(b)	2,076,000	1,945,905

Industrial Conglomerates-0.46%
3M Co., 2.88%, 10/15/2027(b)	2,512,000	2,313,897
Honeywell International, Inc., 1.10%, 03/01/2027(b)	2,958,000	2,620,798

		4,934,695

Insurance-1.54%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027	1,460,000	1,401,298
Aon Corp., 8.21%, 01/01/2027	1,550,000	1,630,397
Aon Corp./Aon Global Holdings PLC, 2.85%, 05/28/2027(b)	1,771,000	1,631,886
Berkshire Hathaway Finance Corp., 2.30%, 03/15/2027	2,222,000	2,060,876
Brighthouse Financial, Inc., 3.70%, 06/22/2027(b)	2,239,000	2,072,275
CNA Financial Corp., 3.45%, 08/15/2027	1,437,000	1,342,749
Manulife Financial Corp. (Canada), 2.48%, 05/19/2027	1,481,000	1,357,993
Progressive Corp. (The)
2.45%, 01/15/2027	1,481,000	1,365,597
2.50%, 03/15/2027	1,484,000	1,366,291
Willis North America, Inc., 4.65%, 06/15/2027	2,222,000	2,153,259

		16,382,621

Interactive Media & Services-0.95%
Alphabet, Inc., 0.80%, 08/15/2027	2,962,000	2,571,359
Meta Platforms, Inc., 3.50%, 08/15/2027(b)	7,870,000	7,504,321

		10,075,680

IT Services-0.95%
International Business Machines Corp.
3.30%, 01/27/2027	1,500,000	1,419,089
2.20%, 02/09/2027	1,880,000	1,710,076
1.70%, 05/15/2027	3,690,000	3,268,441
4.15%, 07/27/2027(b)	2,194,000	2,121,500
VeriSign, Inc., 4.75%, 07/15/2027	1,630,000	1,590,194

		10,109,300

Leisure Products-0.13%
Hasbro, Inc., 3.50%, 09/15/2027	1,477,000	1,381,181

	Principal Amount	Value
Life Sciences Tools & Services-0.31%
Illumina, Inc., 5.75%, 12/13/2027	$1,479,000	$1,475,942
Thermo Fisher Scientific, Inc., 4.80%, 11/21/2027(b)	1,771,000	1,774,106

		3,250,048

Machinery-2.01%
Caterpillar Financial Services Corp.
1.70%, 01/08/2027(b)	1,481,000	1,342,562
3.60%, 08/12/2027	2,071,000	1,982,024
1.10%, 09/14/2027	2,216,000	1,918,491
CNH Industrial N.V. (United Kingdom), 3.85%, 11/15/2027(b)	1,481,000	1,398,469
John Deere Capital Corp.
1.70%, 01/11/2027	1,480,000	1,333,702
2.35%, 03/08/2027(b)	1,481,000	1,359,775
1.75%, 03/09/2027(b)	1,479,000	1,329,605
2.80%, 09/08/2027	1,481,000	1,371,193
4.15%, 09/15/2027(b)	2,662,000	2,600,450
Otis Worldwide Corp., 2.29%, 04/05/2027(b)	1,481,000	1,345,938
Parker-Hannifin Corp.
3.25%, 03/01/2027(b)	2,072,000	1,950,643
4.25%, 09/15/2027	3,547,000	3,443,348

		21,376,200

Media-1.29%
Comcast Corp.
2.35%, 01/15/2027	4,140,000	3,799,796
3.30%, 02/01/2027	3,703,000	3,504,150
3.30%, 04/01/2027	2,372,000	2,240,520
5.35%, 11/15/2027(b)	2,222,000	2,254,186
Paramount Global, 2.90%, 01/15/2027(b)	2,072,000	1,868,701

		13,667,353

Metals & Mining-0.48%
ArcelorMittal S.A. (Luxembourg), 6.55%, 11/29/2027	3,550,000	3,642,410
Nucor Corp., 4.30%, 05/23/2027(b)	1,461,000	1,417,775

		5,060,185

Multi-Utilities-0.90%
Ameren Corp., 1.95%, 03/15/2027(b)	1,461,000	1,314,387
NiSource, Inc., 3.49%, 05/15/2027	2,960,000	2,778,353
Public Service Enterprise Group, Inc., 5.85%, 11/15/2027(b)	2,072,000	2,113,175
Sempra, 3.25%, 06/15/2027(b)	2,220,000	2,053,493
WEC Energy Group, Inc., 1.38%, 10/15/2027	1,482,000	1,276,751

		9,536,159

Office REITs-0.21%
Boston Properties L.P., 6.75%, 12/01/2027(b)	2,224,000	2,273,612

Oil, Gas & Consumable Fuels-6.27%
Boardwalk Pipelines L.P., 4.45%, 07/15/2027	1,481,000	1,412,980
BP Capital Markets America, Inc., 3.54%, 04/06/2027	1,477,000	1,410,628

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

119

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)–(continued)

August 31, 2023

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
BP Capital Markets PLC (United Kingdom), 3.28%, 09/19/2027(b)	$4,443,000	$4,186,652
Canadian Natural Resources Ltd. (Canada), 3.85%, 06/01/2027	3,703,000	3,504,823
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/2027	3,560,000	3,523,387
Chevron Corp., 2.00%, 05/11/2027(b)	2,962,000	2,687,700
Chevron USA, Inc., 1.02%, 08/12/2027(b)	2,215,000	1,924,119
Coterra Energy, Inc., 3.90%, 05/15/2027	2,010,000	1,912,263
DCP Midstream Operating L.P., 5.63%, 07/15/2027	1,460,000	1,462,894
Enbridge, Inc. (Canada), 3.70%, 07/15/2027	2,069,000	1,951,235
Energy Transfer L.P.
4.40%, 03/15/2027	2,020,000	1,938,424
4.20%, 04/15/2027	1,775,000	1,691,707
4.00%, 10/01/2027	2,222,000	2,089,297
Enterprise Products Operating LLC, 3.95%, 02/15/2027	1,699,000	1,634,689
EQT Corp., 3.90%, 10/01/2027	3,464,000	3,237,776
Equinor ASA (Norway), 3.00%, 04/06/2027(b)	1,450,000	1,358,626
Exxon Mobil Corp., 3.29%, 03/19/2027	2,962,000	2,827,107
Hess Corp., 4.30%, 04/01/2027	2,962,000	2,850,951
Marathon Oil Corp., 4.40%, 07/15/2027(b)	2,962,000	2,824,646
MPLX L.P., 4.13%, 03/01/2027	3,703,000	3,547,088
Occidental Petroleum Corp., 8.50%, 07/15/2027	1,430,000	1,546,931
ONEOK, Inc., 4.00%, 07/13/2027	1,482,000	1,403,250
Phillips 66 Co., 4.95%, 12/01/2027(b)	2,220,000	2,198,763
Sabine Pass Liquefaction LLC, 5.00%, 03/15/2027	4,443,000	4,369,197
Targa Resources Corp., 5.20%, 07/01/2027	2,224,000	2,202,897
TC PipeLines L.P., 3.90%, 05/25/2027	1,481,000	1,399,275
Valero Energy Corp., 2.15%, 09/15/2027	1,643,000	1,464,410
Williams Cos., Inc. (The), 3.75%, 06/15/2027	4,291,000	4,041,411

		66,603,126

Passenger Airlines-0.48%
Southwest Airlines Co., 5.13%, 06/15/2027	5,114,000	5,056,128

Personal Care Products-0.39%
Estee Lauder Cos., Inc. (The), 3.15%, 03/15/2027	1,481,000	1,401,860
Unilever Capital Corp. (United Kingdom), 2.90%, 05/05/2027	2,965,000	2,769,674

		4,171,534

Pharmaceuticals-3.41%
AstraZeneca PLC (United Kingdom), 3.13%, 06/12/2027(b)	2,218,000	2,078,763

	Principal Amount	Value
Pharmaceuticals-(continued)
Bristol-Myers Squibb Co.
3.25%, 02/27/2027(b)	$1,516,000	$1,450,962
1.13%, 11/13/2027(b)	2,962,000	2,573,237
Eli Lilly and Co., 3.10%, 05/15/2027(b)	1,190,000	1,129,759
Haleon US Capital LLC, 3.38%, 03/24/2027	5,900,000	5,550,323
Johnson & Johnson
2.95%, 03/03/2027(b)	2,962,000	2,806,508
0.95%, 09/01/2027(b)	4,444,000	3,878,076
Merck & Co., Inc., 1.70%, 06/10/2027(b)	4,436,000	3,977,277
Novartis Capital Corp. (Switzerland)
2.00%, 02/14/2027(b)	3,703,000	3,382,870
3.10%, 05/17/2027	2,962,000	2,803,144
Royalty Pharma PLC, 1.75%, 09/02/2027(b)	2,962,000	2,556,887
Viatris, Inc., 2.30%, 06/22/2027	2,220,000	1,942,481
Zoetis, Inc., 3.00%, 09/12/2027	2,222,000	2,068,975

		36,199,262

Professional Services-0.21%
Equifax, Inc., 5.10%, 12/15/2027	2,222,000	2,194,461

Residential REITs-0.16%
Mid-America Apartments L.P., 3.60%, 06/01/2027	1,771,000	1,677,457

Retail REITs-0.96%
Realty Income Corp.
3.00%, 01/15/2027	1,775,000	1,651,986
3.95%, 08/15/2027(b)	1,759,000	1,678,991
Regency Centers L.P., 3.60%, 02/01/2027	1,421,000	1,340,988
Simon Property Group L.P.
1.38%, 01/15/2027(b)	1,583,000	1,397,078
3.38%, 06/15/2027	2,220,000	2,072,608
3.38%, 12/01/2027	2,216,000	2,052,484

		10,194,135

Semiconductors & Semiconductor Equipment-2.83%
Applied Materials, Inc., 3.30%, 04/01/2027	3,553,000	3,374,413
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/2027	8,548,000	8,124,311
Intel Corp.
3.75%, 03/25/2027(b)	2,962,000	2,843,084
3.15%, 05/11/2027(b)	2,962,000	2,775,120
3.75%, 08/05/2027(b)	3,613,000	3,455,682
Micron Technology, Inc., 4.19%, 02/15/2027	2,662,000	2,538,596
QUALCOMM, Inc., 3.25%, 05/20/2027(b)	5,920,000	5,593,421
Texas Instruments, Inc., 2.90%, 11/03/2027(b)	1,461,000	1,360,820

		30,065,447

Software-3.72%
Adobe, Inc., 2.15%, 02/01/2027(b)	2,512,000	2,308,339
Autodesk, Inc., 3.50%, 06/15/2027	1,481,000	1,399,320
Intuit, Inc., 1.35%, 07/15/2027(b)	1,480,000	1,300,669
Microsoft Corp., 3.30%, 02/06/2027(b)	11,739,000	11,286,322

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

120

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)–(continued)

August 31, 2023

	Principal Amount	Value
Software-(continued)
Oracle Corp.
2.80%, 04/01/2027	$6,655,000	$6,115,594
3.25%, 11/15/2027	8,138,000	7,545,868
Roper Technologies, Inc., 1.40%, 09/15/2027(b)	2,074,000	1,796,959
VMware, Inc.
4.65%, 05/15/2027	1,482,000	1,441,939
3.90%, 08/21/2027	3,703,000	3,491,043
Workday, Inc., 3.50%, 04/01/2027	2,964,000	2,802,589

		39,488,642

Specialized REITs-1.26%
American Tower Corp.
2.75%, 01/15/2027	2,222,000	2,032,874
3.65%, 03/15/2027	1,920,000	1,803,814
3.55%, 07/15/2027	2,222,000	2,062,101
Crown Castle, Inc.
4.00%, 03/01/2027(b)	1,442,000	1,369,865
2.90%, 03/15/2027(b)	2,222,000	2,041,465
3.65%, 09/01/2027	2,930,000	2,731,978
Public Storage Operating Co., 3.09%, 09/15/2027(b)	1,479,000	1,381,694

		13,423,791

Specialty Retail-1.59%
AutoZone, Inc., 3.75%, 06/01/2027(b)	1,775,000	1,689,178
Home Depot, Inc. (The)
2.50%, 04/15/2027	2,222,000	2,055,319
2.88%, 04/15/2027(b)	2,222,000	2,086,659
2.80%, 09/14/2027(b)	2,962,000	2,754,979
Lowe’s Cos., Inc.
3.35%, 04/01/2027(b)	2,222,000	2,092,653
3.10%, 05/03/2027	4,443,000	4,140,168
O’Reilly Automotive, Inc., 3.60%, 09/01/2027(b)	2,220,000	2,104,429

		16,923,385

Technology Hardware, Storage & Peripherals-2.44%
Apple, Inc.
3.35%, 02/09/2027	6,655,000	6,363,514
3.20%, 05/11/2027	5,924,000	5,630,346
3.00%, 06/20/2027	2,962,000	2,795,655
2.90%, 09/12/2027	5,920,000	5,543,636
3.00%, 11/13/2027(b)	4,444,000	4,174,494
NetApp, Inc., 2.38%, 06/22/2027(b)	1,592,000	1,441,907

		25,949,552

Textiles, Apparel & Luxury Goods-0.38%
NIKE, Inc., 2.75%, 03/27/2027(b)	2,962,000	2,770,284
VF Corp., 2.80%, 04/23/2027(b)	1,441,000	1,310,224

		4,080,508

Tobacco-0.79%
B.A.T Capital Corp. (United Kingdom), 4.70%, 04/02/2027	2,662,000	2,583,021

Investment Abbreviations:

REIT-Real Estate Investment Trust

	Principal Amount	Value
Tobacco-(continued)
Philip Morris International, Inc.
3.13%, 08/17/2027(b)	$1,478,000	$1,377,801
5.13%, 11/17/2027	4,444,000	4,438,099

		8,398,921

Trading Companies & Distributors-0.83%
Air Lease Corp.
2.20%, 01/15/2027(b)	2,222,000	1,987,001
3.63%, 04/01/2027	1,476,000	1,357,490
3.63%, 12/01/2027	1,434,000	1,318,862
5.85%, 12/15/2027(b)	2,040,000	2,041,577
United Rentals (North America), Inc., 3.88%, 11/15/2027	2,220,000	2,058,088

		8,763,018

Water Utilities-0.15%
American Water Capital Corp., 2.95%, 09/01/2027(b)	1,730,000	1,594,581

Wireless Telecommunication Services-0.14%
T-Mobile USA, Inc., 5.38%, 04/15/2027	1,475,000	1,473,755

Total U.S. Dollar Denominated Bonds & Notes (Cost $1,101,114,396)		1,051,761,172

	Shares
Money Market Funds-0.00%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(c)(d) (Cost $53,994)	53,994	53,994

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.99% (Cost $1,101,168,390)		1,051,815,166

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-19.51%
Invesco Private Government Fund, 5.30%(c)(d)(e)	58,041,712	58,041,712
Invesco Private Prime Fund, 5.51%(c)(d)(e)	149,226,869	149,226,869

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $207,265,276)		207,268,581

TOTAL INVESTMENTS IN SECURITIES-118.50% (Cost $1,308,433,666)		1,259,083,747
OTHER ASSETS LESS LIABILITIES-(18.50)%		(196,577,946)

NET ASSETS-100.00%		$1,062,505,801

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

121

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)–(continued)

August 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$365,182	$33,187,910	$(33,499,098)	$-	$-	$53,994	$106,712

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	27,045,614	221,105,150	(190,109,052)	-	-	58,041,712	2,002,111	*

Invesco Private Prime Fund	69,545,867	494,770,394	(415,079,855)	(1,667)	(7,870)	149,226,869	5,369,822	*

Total	$96,956,663	$749,063,454	$(638,688,005)	$(1,667)	$(7,870)	$207,322,575	$7,478,645

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

122

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)

August 31, 2023

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.87%
Aerospace & Defense-3.13%
Boeing Co. (The), 3.25%, 02/01/2028	$2,796,000	$2,563,031
General Dynamics Corp., 3.75%, 05/15/2028(b)	2,532,000	2,419,511
HEICO Corp., 5.25%, 08/01/2028	1,000,000	992,451
Huntington Ingalls Industries, Inc., 2.04%, 08/16/2028(b)	1,525,000	1,294,688
L3Harris Technologies, Inc., 4.40%, 06/15/2028	2,154,000	2,072,885
Lockheed Martin Corp., 4.45%, 05/15/2028	1,270,000	1,251,551
Northrop Grumman Corp., 3.25%, 01/15/2028	5,064,000	4,719,842
RTX Corp., 4.13%, 11/16/2028	7,600,000	7,257,724

		22,571,683

Air Freight & Logistics-0.36%
C.H. Robinson Worldwide, Inc., 4.20%, 04/15/2028(b)	1,525,000	1,452,074
FedEx Corp., 3.40%, 02/15/2028	1,247,000	1,163,065

		2,615,139

Automobile Components-0.85%
American Honda Finance Corp.
4.70%, 01/12/2028	1,270,000	1,254,614
3.50%, 02/15/2028(b)	1,271,000	1,194,145
2.00%, 03/24/2028	1,901,000	1,665,861
5.13%, 07/07/2028(b)	2,030,000	2,032,630

		6,147,250

Automobiles-1.33%
General Motors Co., 5.00%, 10/01/2028(b)	1,901,000	1,845,719
Toyota Motor Corp. (Japan)
5.12%, 07/13/2028	1,270,000	1,282,796
3.67%, 07/20/2028(b)	1,250,000	1,191,242
Toyota Motor Credit Corp.
3.05%, 01/11/2028(b)	1,241,000	1,151,613
4.63%, 01/12/2028(b)	2,490,000	2,465,540
1.90%, 04/06/2028	1,900,000	1,676,684

		9,613,594

Banks-10.69%
Banco Santander S.A. (Spain)
4.38%, 04/12/2028	3,200,000	3,009,041
5.59%, 08/08/2028	1,000,000	991,756
Bank of Montreal (Canada), 5.20%, 02/01/2028(b)	3,040,000	3,016,750
Bank of Nova Scotia (The) (Canada), 5.25%, 06/12/2028	1,900,000	1,884,649
Barclays PLC (United Kingdom), 4.84%, 05/09/2028	5,090,000	4,719,299
Canadian Imperial Bank of Commerce (Canada), 5.00%, 04/28/2028(b)	2,530,000	2,479,412
Citigroup, Inc., 4.13%, 07/25/2028	5,318,000	4,961,306
Credit Suisse AG (Switzerland), 7.50%, 02/15/2028	6,398,000	6,846,225

	Principal Amount	Value
Banks-(continued)
Fifth Third Bancorp, 3.95%, 03/14/2028(b)	$1,617,000	$1,500,085
KeyCorp, 4.10%, 04/30/2028(b)	1,867,000	1,680,026
Lloyds Banking Group PLC (United Kingdom), 4.38%, 03/22/2028	3,845,000	3,646,689
Manufacturers & Traders Trust Co., 4.70%, 01/27/2028	3,080,000	2,881,419
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.96%, 03/02/2028(b)	3,294,000	3,136,947
4.05%, 09/11/2028(b)	2,534,000	2,408,529
Mizuho Financial Group, Inc. (Japan), 4.02%, 03/05/2028(b)	3,325,000	3,135,754
PNC Bank N.A.
3.25%, 01/22/2028	1,750,000	1,602,598
4.05%, 07/26/2028(b)	3,120,000	2,889,844
Regions Financial Corp., 1.80%, 08/12/2028	1,647,000	1,366,646
Royal Bank of Canada (Canada), 4.90%, 01/12/2028(b)	1,900,000	1,873,696
Sumitomo Mitsui Financial Group, Inc. (Japan)
5.52%, 01/13/2028(b)	4,760,000	4,761,069
3.54%, 01/17/2028	1,905,000	1,758,470
5.80%, 07/13/2028	2,050,000	2,075,558
3.94%, 07/19/2028(b)	1,904,000	1,779,914
1.90%, 09/17/2028	5,170,000	4,349,897
Synovus Bank, 5.63%, 02/15/2028	1,208,000	1,120,562
Toronto-Dominion Bank (The) (Canada)
5.16%, 01/10/2028	3,170,000	3,142,656
5.52%, 07/17/2028	1,958,000	1,968,219
U.S. Bancorp, 3.90%, 04/26/2028(b)	2,154,000	2,023,195

		77,010,211

Beverages-2.35%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.00%, 04/13/2028	6,330,000	6,099,350
Coca-Cola Co. (The)
1.50%, 03/05/2028(b)	1,900,000	1,666,604
1.00%, 03/15/2028(b)	3,300,000	2,831,235
Constellation Brands, Inc., 3.60%, 02/15/2028	1,769,000	1,650,551
Diageo Capital PLC (United Kingdom), 3.88%, 05/18/2028(b)	1,200,000	1,155,417
PepsiCo, Inc.
3.60%, 02/18/2028(b)	1,901,000	1,822,386
4.45%, 05/15/2028(b)	1,700,000	1,695,218

		16,920,761

Biotechnology-1.69%
Amgen, Inc.
5.15%, 03/02/2028	9,500,000	9,494,500
1.65%, 08/15/2028(b)	3,122,000	2,664,732

		12,159,232

Broadline Retail-0.69%
Amazon.com, Inc., 1.65%, 05/12/2028(b)	5,700,000	4,985,059

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

123

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)–(continued)

August 31, 2023

	Principal Amount	Value
Building Products-0.18%
Masco Corp., 1.50%, 02/15/2028(b)	$1,496,000	$1,274,783

Capital Markets-4.45%
Ares Capital Corp., 2.88%, 06/15/2028(b)	3,118,000	2,632,923
Bank of New York Mellon Corp. (The)
3.40%, 01/29/2028(b)	1,901,000	1,772,310
3.85%, 04/28/2028	2,247,000	2,138,948
1.65%, 07/14/2028	1,248,000	1,065,666
3.00%, 10/30/2028	1,271,000	1,144,307
Blackstone Secured Lending Fund, 2.85%, 09/30/2028(b)	1,620,000	1,339,828
Brookfield Finance, Inc. (Canada), 3.90%, 01/25/2028	2,617,000	2,447,738
Charles Schwab Corp. (The)
3.20%, 01/25/2028	1,776,000	1,619,750
2.00%, 03/20/2028	3,167,000	2,732,177
CME Group, Inc., 3.75%, 06/15/2028	1,244,000	1,198,935
FS KKR Capital Corp., 3.13%, 10/12/2028(b)	1,900,000	1,553,814
Jefferies Financial Group, Inc., 5.88%, 07/21/2028	1,100,000	1,088,380
Nasdaq, Inc., 5.35%, 06/28/2028(b)	2,530,000	2,533,265
Nomura Holdings, Inc. (Japan)
5.84%, 01/18/2028	1,300,000	1,298,258
6.07%, 07/12/2028	2,350,000	2,361,141
2.17%, 07/14/2028(b)	2,600,000	2,190,707
Northern Trust Corp., 3.65%, 08/03/2028(b)	1,271,000	1,197,009
S&P Global, Inc., 4.75%, 08/01/2028(b)	1,770,000	1,753,108

		32,068,264

Chemicals-0.70%
Ecolab, Inc., 5.25%, 01/15/2028	1,270,000	1,288,442
Nutrien Ltd. (Canada), 4.90%, 03/27/2028(b)	1,900,000	1,858,011
PPG Industries, Inc., 3.75%, 03/15/2028(b)	2,023,000	1,907,926

		5,054,379

Commercial Services & Supplies-0.42%
Republic Services, Inc., 3.95%, 05/15/2028	2,023,000	1,922,806
Waste Management, Inc., 1.15%, 03/15/2028	1,301,000	1,099,027

		3,021,833

Communications Equipment-0.24%
Motorola Solutions, Inc., 4.60%, 02/23/2028(b)	1,770,000	1,716,723

Consumer Finance-2.37%
Ally Financial, Inc., 2.20%, 11/02/2028(b)	1,902,000	1,536,327
Capital One Financial Corp., 3.80%, 01/31/2028(b)	3,549,000	3,256,512
Discover Bank, 4.65%, 09/13/2028(b)	2,290,000	2,105,650

	Principal Amount	Value
Consumer Finance-(continued)
General Motors Financial Co., Inc.
6.00%, 01/09/2028(b)	$2,530,000	$2,538,317
2.40%, 04/10/2028	2,530,000	2,189,625
5.80%, 06/23/2028(b)	3,360,000	3,333,752
2.40%, 10/15/2028	2,530,000	2,143,235

		17,103,418

Consumer Staples Distribution & Retail-1.97%
CVS Pass-Through Trust, 6.04%, 12/10/2028	478,266	480,421
Dollar General Corp.
4.13%, 05/01/2028(b)	1,271,000	1,212,503
5.20%, 07/05/2028(b)	1,270,000	1,257,706
Dollar Tree, Inc., 4.20%, 05/15/2028	3,163,000	3,003,870
Walmart, Inc.
3.90%, 04/15/2028	1,900,000	1,843,129
3.70%, 06/26/2028(b)	3,750,000	3,616,454
1.50%, 09/22/2028(b)	3,170,000	2,740,114

		14,154,197

Containers & Packaging-0.19%
WRKCo, Inc., 4.00%, 03/15/2028(b)	1,497,000	1,400,478

Diversified REITs-1.10%
CubeSmart L.P., 2.25%, 12/15/2028	1,396,000	1,183,659
Digital Realty Trust L.P.
5.55%, 01/15/2028	2,240,000	2,235,104
4.45%, 07/15/2028	1,650,000	1,562,343
VICI Properties L.P., 4.75%, 02/15/2028 .	3,110,000	2,960,214

		7,941,320

Diversified Telecommunication Services-1.55%
AT&T, Inc., 1.65%, 02/01/2028	5,700,000	4,876,655
Verizon Communications, Inc., 2.10%, 03/22/2028	7,170,000	6,270,141

		11,146,796

Electric Utilities-6.56%
Berkshire Hathaway Energy Co., 3.25%, 04/15/2028(b)	1,517,000	1,396,957
Commonwealth Edison Co., 3.70%, 08/15/2028(b)	1,367,000	1,292,120
Constellation Energy Generation LLC, 5.60%, 03/01/2028	1,900,000	1,913,878
Duke Energy Corp., 4.30%, 03/15/2028	2,280,000	2,197,261
Duke Energy Florida LLC, 3.80%, 07/15/2028(b)	1,495,000	1,424,743
Duke Energy Progress LLC, 3.70%, 09/01/2028	1,301,000	1,226,594
Edison International
4.13%, 03/15/2028(b)	1,390,000	1,301,239
5.25%, 11/15/2028	1,520,000	1,484,970
Entergy Corp., 1.90%, 06/15/2028(b)	1,609,000	1,380,008
Eversource Energy, 5.45%, 03/01/2028(b)	3,292,000	3,305,219
Exelon Corp., 5.15%, 03/15/2028	2,530,000	2,513,403
Florida Power & Light Co.
5.05%, 04/01/2028	2,530,000	2,543,212
4.40%, 05/15/2028(b)	1,900,000	1,860,232
Georgia Power Co., 4.65%, 05/16/2028	1,900,000	1,854,189

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

124

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)–(continued)

August 31, 2023

	Principal Amount	Value
Electric Utilities-(continued)
National Rural Utilities Cooperative Finance Corp.
3.40%, 02/07/2028	$1,775,000	$1,655,410
4.80%, 03/15/2028	1,520,000	1,504,430
NextEra Energy Capital Holdings, Inc.
4.90%, 02/28/2028	3,170,000	3,117,421
1.90%, 06/15/2028	3,740,000	3,216,115
Pacific Gas and Electric Co.
3.00%, 06/15/2028	2,023,000	1,762,204
3.75%, 07/01/2028	2,222,000	2,000,875
Southern California Edison Co., 5.30%, 03/01/2028	1,870,000	1,878,229
Southern Co. (The), 4.85%, 06/15/2028	1,900,000	1,862,223
Southwestern Electric Power Co., Series M, 4.10%, 09/15/2028	1,430,000	1,356,018
Virginia Electric & Power Co., Series A, 3.80%, 04/01/2028	1,773,000	1,678,549
Xcel Energy, Inc., 4.00%, 06/15/2028(b)	1,598,000	1,515,650

		47,241,149

Electrical Equipment-0.31%
Emerson Electric Co., 2.00%, 12/21/2028(b)	2,532,000	2,201,631

Electronic Equipment, Instruments & Components-1.62%
Arrow Electronics, Inc., 3.88%, 01/12/2028	1,301,000	1,205,543
Avnet, Inc., 6.25%, 03/15/2028	1,270,000	1,281,267
CDW LLC/CDW Finance Corp., 3.28%, 12/01/2028	1,262,000	1,109,039
Eaton Corp., 4.35%, 05/18/2028(b)	1,270,000	1,248,109
Jabil, Inc., 3.95%, 01/12/2028	1,271,000	1,190,121
TD SYNNEX Corp., 2.38%, 08/09/2028	1,520,000	1,263,325
Teledyne Technologies, Inc., 2.25%, 04/01/2028	1,774,000	1,548,234
Trane Technologies Global Holding Co. Ltd., 3.75%, 08/21/2028	1,396,000	1,310,802
Trimble, Inc., 4.90%, 06/15/2028	1,525,000	1,483,021

		11,639,461

Energy Equipment & Services-0.33%
Patterson-UTI Energy, Inc., 3.95%, 02/01/2028(b)	1,201,000	1,102,952
Schlumberger Investment S.A., 4.50%, 05/15/2028(b)	1,269,000	1,246,563

		2,349,515

Entertainment-1.17%
Netflix, Inc., 5.88%, 11/15/2028	4,730,000	4,874,175
Take-Two Interactive Software, Inc., 4.95%, 03/28/2028	1,262,000	1,243,677
Walt Disney Co. (The), 2.20%, 01/13/2028(b)	2,532,000	2,284,133

		8,401,985

Financial Services-3.00%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.88%, 01/23/2028(b)	1,371,000	1,262,010
5.75%, 06/06/2028(b)	2,460,000	2,440,670
3.00%, 10/29/2028	9,500,000	8,239,773

	Principal Amount	Value
Financial Services-(continued)
Block Financial LLC, 2.50%, 07/15/2028(b)	$1,270,000	$1,088,619
Fidelity National Information Services, Inc., 1.65%, 03/01/2028(b)	1,903,000	1,632,736
Fiserv, Inc., 5.45%, 03/02/2028(b)	2,280,000	2,295,148
Mastercard, Inc.
3.50%, 02/26/2028(b)	1,262,000	1,201,920
4.88%, 03/09/2028(b)	1,905,000	1,912,472
MGIC Investment Corp., 5.25%, 08/15/2028	1,620,000	1,547,597

		21,620,945

Food Products-1.40%
Campbell Soup Co., 4.15%, 03/15/2028	2,530,000	2,410,494
General Mills, Inc., 4.20%, 04/17/2028(b)	3,550,000	3,406,377
Hormel Foods Corp., 1.70%, 06/03/2028(b)	1,901,000	1,645,212
Kellogg Co., 4.30%, 05/15/2028	1,524,000	1,467,423
Mondelez International, Inc., 4.13%, 05/07/2028	1,169,000	1,131,981

		10,061,487

Gas Utilities-0.32%
CenterPoint Energy Resources Corp., 5.25%, 03/01/2028	2,300,000	2,296,049

Ground Transportation-1.20%
Canadian Pacific Railway Co. (Canada), 4.00%, 06/01/2028(b)	1,301,000	1,245,909
CSX Corp., 3.80%, 03/01/2028	2,023,000	1,927,562
Ryder System, Inc.
5.65%, 03/01/2028(b)	1,270,000	1,273,943
5.25%, 06/01/2028	1,642,000	1,622,541
Union Pacific Corp., 3.95%, 09/10/2028	2,669,000	2,569,744

		8,639,699

Health Care Equipment & Supplies-1.60%
Abbott Laboratories, 1.15%, 01/30/2028(b)	1,697,000	1,465,864
Baxter International, Inc., 2.27%, 12/01/2028(b)	3,160,000	2,712,748
Becton, Dickinson and Co., 4.69%, 02/13/2028	2,030,000	1,994,694
Edwards Lifesciences Corp., 4.30%, 06/15/2028(b)	1,520,000	1,462,652
Medtronic Global Holdings S.C.A., 4.25%, 11/15/2027	2,530,000	2,462,198
Stryker Corp., 3.65%, 03/07/2028	1,525,000	1,448,544

		11,546,700

Health Care Providers & Services-5.86%
Centene Corp., 2.45%, 07/15/2028	5,727,000	4,909,546
Cigna Group (The), 4.38%, 10/15/2028	9,620,000	9,269,692
CVS Health Corp., 4.30%, 03/25/2028	12,670,000	12,175,648
Elevance Health, Inc., 4.10%, 03/01/2028(b)	3,172,000	3,039,283
HCA, Inc.
5.20%, 06/01/2028	2,500,000	2,464,228
5.63%, 09/01/2028(b)	3,740,000	3,736,322
Humana, Inc., 5.75%, 03/01/2028	1,250,000	1,273,269

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

125

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)–(continued)

August 31, 2023

	Principal Amount	Value
Health Care Providers & Services-(continued)
UnitedHealth Group, Inc.
5.25%, 02/15/2028(b)	$2,490,000	$2,539,221
3.85%, 06/15/2028(b)	2,910,000	2,791,028

		42,198,237

Health Care REITs-0.80%
Healthpeak OP LLC, 2.13%, 12/01/2028(b)	1,301,000	1,113,027
Omega Healthcare Investors, Inc., 4.75%, 01/15/2028	1,400,000	1,316,363
Ventas Realty L.P., 4.00%, 03/01/2028	1,650,000	1,534,733
Welltower OP LLC, 4.25%, 04/15/2028	1,901,000	1,801,683

		5,765,806

Hotels, Restaurants & Leisure-1.44%
Booking Holdings, Inc., 3.55%, 03/15/2028	1,270,000	1,200,149
Expedia Group, Inc., 3.80%, 02/15/2028	2,530,000	2,359,735
McDonald’s Corp.
3.80%, 04/01/2028(b)	2,664,000	2,548,592
4.80%, 08/14/2028	1,000,000	995,875
Starbucks Corp.
3.50%, 03/01/2028	1,519,000	1,427,093
4.00%, 11/15/2028	1,900,000	1,819,407

		10,350,851

Household Products-0.55%
Clorox Co. (The), 3.90%, 05/15/2028(b)	1,305,000	1,240,340
Colgate-Palmolive Co., 4.60%, 03/01/2028(b)	1,250,000	1,254,959
Procter & Gamble Co. (The), 3.95%, 01/26/2028	1,520,000	1,492,989

		3,988,288

Independent Power and Renewable Electricity Producers-0.31%
AES Corp. (The), 5.45%, 06/01/2028	2,280,000	2,238,965

Industrial Conglomerates-0.37%
3M Co., 3.63%, 09/14/2028(b)	1,500,000	1,404,713
Honeywell International, Inc., 4.95%, 02/15/2028	1,263,000	1,276,554

		2,681,267

Industrial REITs-0.26%
Prologis L.P., 4.88%, 06/15/2028(b)	1,900,000	1,881,716

Insurance-0.36%
Lincoln National Corp., 3.80%, 03/01/2028(b)	1,240,000	1,136,342
Willis North America, Inc., 4.50%, 09/15/2028	1,525,000	1,454,628

		2,590,970

Interactive Media & Services-0.52%
Meta Platforms, Inc., 4.60%, 05/15/2028(b)	3,800,000	3,768,829

IT Services-0.53%
DXC Technology Co., 2.38%, 09/15/2028(b)	1,650,000	1,361,447
International Business Machines Corp., 4.50%, 02/06/2028(b)	2,500,000	2,450,421

		3,811,868

	Principal Amount	Value
Life Sciences Tools & Services-0.36%
Revvity, Inc., 1.90%, 09/15/2028	$1,269,000	$1,076,410
Thermo Fisher Scientific, Inc., 1.75%, 10/15/2028(b)	1,769,000	1,524,890

		2,601,300

Machinery-2.23%
CNH Industrial Capital LLC, 4.55%, 04/10/2028(b)	1,520,000	1,471,230
Ingersoll Rand, Inc., 5.40%, 08/14/2028	1,000,000	1,002,802
John Deere Capital Corp.
4.75%, 01/20/2028(b)	2,790,000	2,779,314
4.90%, 03/03/2028	1,650,000	1,656,519
1.50%, 03/06/2028	1,301,000	1,126,573
4.95%, 07/14/2028	3,800,000	3,815,236
Wabtec Corp., 4.95%, 09/15/2028	3,200,000	3,088,338
Xylem, Inc., 1.95%, 01/30/2028	1,264,000	1,110,072

		16,050,084

Marine Transportation-0.16%
Kirby Corp., 4.20%, 03/01/2028	1,250,000	1,174,881

Media-2.32%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp.
3.75%, 02/15/2028	2,530,000	2,316,905
4.20%, 03/15/2028	3,170,000	2,954,598
Comcast Corp.
3.15%, 02/15/2028	4,180,000	3,881,248
3.55%, 05/01/2028	2,530,000	2,390,798
Discovery Communications LLC, 3.95%, 03/20/2028(b)	4,310,000	4,010,746
Paramount Global, 3.38%, 02/15/2028(b) .	1,267,000	1,125,694

		16,679,989

Metals & Mining-0.48%
Freeport-McMoRan, Inc.
4.13%, 03/01/2028	1,208,000	1,121,776
4.38%, 08/01/2028	1,149,000	1,067,283
Nucor Corp., 3.95%, 05/01/2028	1,300,000	1,237,720

		3,426,779

Multi-Utilities-1.68%
DTE Electric Co., Series A, 1.90%, 04/01/2028	1,455,000	1,278,067
DTE Energy Co., 4.88%, 06/01/2028(b)	2,030,000	1,986,211
National Grid PLC (United Kingdom), 5.60%, 06/12/2028	1,800,000	1,804,657
NiSource, Inc., 5.25%, 03/30/2028	2,620,000	2,610,590
San Diego Gas & Electric Co., 4.95%, 08/15/2028	1,000,000	990,645
Sempra, 3.40%, 02/01/2028(b)	2,534,000	2,346,893
WEC Energy Group, Inc., 2.20%, 12/15/2028	1,268,000	1,097,390

		12,114,453

Oil, Gas & Consumable Fuels-5.68%
BP Capital Markets PLC (United Kingdom), 3.72%, 11/28/2028	1,992,000	1,875,323
Chevron USA, Inc., 3.85%, 01/15/2028	1,521,000	1,471,374

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

126

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)–(continued)

August 31, 2023

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Continental Resources, Inc., 4.38%, 01/15/2028(b)	$2,531,000	$2,384,577
Energy Transfer L.P.
5.55%, 02/15/2028	2,530,000	2,523,395
4.95%, 05/15/2028	2,030,000	1,973,244
4.95%, 06/15/2028	2,535,000	2,456,571
EQT Corp., 5.70%, 04/01/2028	1,250,000	1,245,642
Equinor ASA (Norway), 3.63%, 09/10/2028(b)	2,600,000	2,471,789
Kinder Morgan, Inc., 4.30%, 03/01/2028	3,171,000	3,024,814
MPLX L.P., 4.00%, 03/15/2028	3,119,000	2,929,969
Occidental Petroleum Corp., 6.38%, 09/01/2028	1,460,000	1,486,163
ONEOK, Inc., 4.55%, 07/15/2028	2,029,000	1,935,811
Ovintiv, Inc., 5.65%, 05/15/2028	1,800,000	1,787,336
Phillips 66, 3.90%, 03/15/2028	2,031,000	1,924,737
Sabine Pass Liquefaction LLC, 4.20%, 03/15/2028(b)	3,417,000	3,237,999
TransCanada PipeLines Ltd. (Canada), 4.25%, 05/15/2028	3,551,000	3,383,022
Valero Energy Corp., 4.35%, 06/01/2028	1,501,000	1,437,993
Valero Energy Partners L.P., 4.50%, 03/15/2028	1,150,000	1,107,646
Williams Cos., Inc. (The), 5.30%, 08/15/2028	2,300,000	2,289,619

		40,947,024

Passenger Airlines-0.14%
Delta Air Lines, Inc., 4.38%, 04/19/2028(b)	1,099,000	1,039,077

Personal Care Products-0.68%
Estee Lauder Cos., Inc. (The), 4.38%, 05/15/2028	1,800,000	1,758,186
Unilever Capital Corp. (United Kingdom), 3.50%, 03/22/2028	3,310,000	3,148,816

		4,907,002

Pharmaceuticals-4.50%
AstraZeneca Finance LLC (United Kingdom)
4.88%, 03/03/2028	2,784,000	2,776,219
1.75%, 05/28/2028(b)	3,200,000	2,778,452
Bristol-Myers Squibb Co., 3.90%, 02/20/2028	3,670,000	3,525,329
GlaxoSmithKline Capital, Inc. (United Kingdom), 3.88%, 05/15/2028(b)	4,430,000	4,273,382
Johnson & Johnson, 2.90%, 01/15/2028(b)	3,800,000	3,562,772
Merck & Co., Inc.
4.05%, 05/17/2028(b)	1,270,000	1,240,297
1.90%, 12/10/2028(b)	2,530,000	2,200,195
Pfizer, Inc., 3.60%, 09/15/2028(b)	2,530,000	2,412,255
Pharmacia LLC, 6.60%, 12/01/2028	1,685,000	1,816,983
Sanofi, 3.63%, 06/19/2028(b)	2,442,000	2,359,258
Takeda Pharmaceutical Co. Ltd. (Japan), 5.00%, 11/26/2028	4,300,000	4,267,366
Zoetis, Inc., 3.90%, 08/20/2028	1,270,000	1,214,657

		32,427,165

	Principal Amount	Value
Professional Services-0.69%
Automatic Data Processing, Inc., 1.70%, 05/15/2028(b)	$2,534,000	$2,219,522
Concentrix Corp., 6.60%, 08/02/2028	1,000,000	979,876
Equifax, Inc., 5.10%, 06/01/2028	1,775,000	1,737,189

		4,936,587

Residential REITs-0.51%
American Homes 4 Rent L.P., 4.25%, 02/15/2028	1,301,000	1,232,009
ERP Operating L.P., 3.50%, 03/01/2028	1,267,000	1,181,959
Invitation Homes Operating Partnership L.P., 2.30%, 11/15/2028(b)	1,517,000	1,290,525

		3,704,493

Retail REITs-0.62%
Realty Income Corp.
3.40%, 01/15/2028(b)	1,511,000	1,403,050
3.65%, 01/15/2028	1,371,000	1,283,579
Simon Property Group L.P., 1.75%, 02/01/2028	2,031,000	1,745,143

		4,431,772

Semiconductors & Semiconductor Equipment-2.46%
Analog Devices, Inc., 1.70%, 10/01/2028	1,900,000	1,630,879
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.50%, 01/15/2028	1,970,000	1,817,789
Intel Corp.
4.88%, 02/10/2028	4,430,000	4,405,552
1.60%, 08/12/2028(b)	2,532,000	2,177,057
Marvell Technology, Inc., 2.45%, 04/15/2028	1,900,000	1,667,577
Micron Technology, Inc., 5.38%, 04/15/2028	1,520,000	1,495,134
NVIDIA Corp., 1.55%, 06/15/2028	3,172,000	2,756,569
Texas Instruments, Inc., 4.60%, 02/15/2028(b)	1,749,000	1,741,169

		17,691,726

Software-2.17%
Oracle Corp.
2.30%, 03/25/2028	5,067,000	4,461,825
4.50%, 05/06/2028(b)	1,900,000	1,844,181
Roper Technologies, Inc., 4.20%, 09/15/2028	2,023,000	1,929,084
Salesforce, Inc.
3.70%, 04/11/2028	3,800,000	3,642,853
1.50%, 07/15/2028	2,530,000	2,177,966
VMware, Inc., 1.80%, 08/15/2028	1,900,000	1,593,500

		15,649,409

Specialized REITs-2.67%
American Tower Corp.
3.60%, 01/15/2028	1,800,000	1,662,970
1.50%, 01/31/2028	1,649,000	1,386,685
5.50%, 03/15/2028	1,778,000	1,770,111
5.25%, 07/15/2028(b)	1,645,000	1,621,298
Crown Castle, Inc.
5.00%, 01/11/2028(b)	2,530,000	2,485,593
3.80%, 02/15/2028	2,530,000	2,355,353
4.80%, 09/01/2028	1,490,000	1,447,620

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

127

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)–(continued)

August 31, 2023

	Principal Amount	Value
Specialized REITs-(continued)
Equinix, Inc., 1.55%, 03/15/2028(b)	$1,640,000	$1,388,108
Extra Space Storage L.P., 5.70%, 04/01/2028	1,250,000	1,256,546
GLP Capital L.P./GLP Financing II, Inc., 5.75%, 06/01/2028	1,301,000	1,265,437
Public Storage Operating Co.
1.85%, 05/01/2028	1,620,000	1,407,674
1.95%, 11/09/2028	1,389,000	1,195,765

		19,243,160

Specialty Retail-1.72%
Dell International LLC/EMC Corp., 5.25%, 02/01/2028(b)	2,530,000	2,525,249
Home Depot, Inc. (The)
0.90%, 03/15/2028	1,269,000	1,072,315
1.50%, 09/15/2028(b)	2,530,000	2,162,580
Lowe’s Cos., Inc.
1.30%, 04/15/2028	2,535,000	2,146,418
1.70%, 09/15/2028	2,530,000	2,155,188
O’Reilly Automotive, Inc., 4.35%, 06/01/2028(b)	1,301,000	1,263,673
TJX Cos., Inc. (The), 1.15%, 05/15/2028 .	1,262,000	1,073,041

		12,398,464

Technology Hardware, Storage & Peripherals-2.47%
Apple, Inc.
1.20%, 02/08/2028(b)	6,335,000	5,479,472
4.00%, 05/10/2028	3,800,000	3,716,316
1.40%, 08/05/2028(b)	5,826,000	5,012,897
Hewlett Packard Enterprise Co., 5.25%, 07/01/2028	1,390,000	1,378,916
HP, Inc., 4.75%, 01/15/2028	2,278,000	2,219,825

		17,807,426

Tobacco-1.57%
B.A.T Capital Corp. (United Kingdom), 2.26%, 03/25/2028	4,430,000	3,812,113
B.A.T. International Finance PLC (United Kingdom), 4.45%, 03/16/2028	2,530,000	2,400,423
Philip Morris International, Inc.
4.88%, 02/15/2028(b)	3,930,000	3,881,674
3.13%, 03/02/2028	1,304,000	1,198,725

		11,292,935

Trading Companies & Distributors-0.39%
Air Lease Corp.
5.30%, 02/01/2028	1,770,000	1,739,926
2.10%, 09/01/2028(b)	1,265,000	1,066,096

		2,806,022

Investment Abbreviations:

REIT-Real Estate Investment Trust

	Principal Amount	Value
Water Utilities-0.21%
American Water Capital Corp., 3.75%, 09/01/2028	$1,600,000	$1,521,269

Wireless Telecommunication Services-2.39%
Sprint Capital Corp., 6.88%, 11/15/2028	6,269,000	6,628,477
T-Mobile USA, Inc.
4.75%, 02/01/2028(b)	3,800,000	3,693,685
4.95%, 03/15/2028(b)	2,530,000	2,496,028
4.80%, 07/15/2028(b)	2,280,000	2,230,145
Vodafone Group PLC (United Kingdom), 4.38%, 05/30/2028(b)	2,240,000	2,200,578

		17,248,913

Total U.S. Dollar Denominated Bonds & Notes (Cost $746,413,336)		712,280,468

	Shares
Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(c)(d) (Cost $70,749)	70,749	70,749

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.88% (Cost $746,484,085)		712,351,217

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-22.35%
Invesco Private Government Fund, 5.30%(c)(d)(e)	44,945,202	44,945,202
Invesco Private Prime Fund, 5.51%(c)(d)(e) .	116,108,652	116,108,652

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $161,050,442)		161,053,854

TOTAL INVESTMENTS IN SECURITIES-121.23% (Cost $907,534,527)		873,405,071
OTHER ASSETS LESS LIABILITIES-(21.23)%		(152,976,571)

NET ASSETS-100.00%		$720,428,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

128

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)–(continued)

August 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$390,263	$25,284,614	$(25,604,128)	$-	$-	$70,749	$86,847

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	14,844,006	169,069,146	(138,967,950)	-	-	44,945,202	1,207,384	*

Invesco Private Prime Fund	38,170,302	391,619,599	(313,670,886)	59	(10,422)	116,108,652	3,234,128	*

Total	$53,404,571	$585,973,359	$(478,242,964)	$59	$(10,422)	$161,124,603	$4,528,359

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

129

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)

August 31, 2023

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.77%
Aerospace & Defense-0.97%
Boeing Co. (The), 3.20%, 03/01/2029	$1,952,000	$1,756,034
Howmet Aerospace, Inc., 3.00%, 01/15/2029	1,370,000	1,182,836
RTX Corp., 7.50%, 09/15/2029	810,000	903,413

		3,842,283

Air Freight & Logistics-0.35%
United Parcel Service, Inc., 3.40%, 03/15/2029	1,469,000	1,376,295

Automobile Components-0.28%
American Honda Finance Corp., 2.25%, 01/12/2029	1,285,000	1,120,036

Automobiles-1.32%
General Motors Co., 5.40%, 10/15/2029(b)	1,962,000	1,898,022
Toyota Motor Corp. (Japan), 2.76%, 07/02/2029	947,000	852,400
Toyota Motor Credit Corp.
3.65%, 01/08/2029	974,000	919,411
4.45%, 06/29/2029(b)	1,556,000	1,526,322

		5,196,155

Banks-5.88%
KeyCorp, 2.55%, 10/01/2029	1,451,000	1,151,249
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.74%, 03/07/2029	2,923,000	2,707,096
3.20%, 07/18/2029(b)	3,400,000	3,007,458
PNC Bank N.A., 2.70%, 10/22/2029	1,500,000	1,259,518
PNC Financial Services Group, Inc. (The), 3.45%, 04/23/2029	2,942,000	2,656,448
Sumitomo Mitsui Financial Group, Inc. (Japan)
2.47%, 01/14/2029	1,000,000	858,333
3.04%, 07/16/2029	4,860,000	4,246,979
2.72%, 09/27/2029(b)	900,000	767,334
Truist Financial Corp., 3.88%, 03/19/2029	1,272,000	1,137,946
Wells Fargo & Co., 4.15%, 01/24/2029	4,880,000	4,605,433
Zions Bancorporation N.A., 3.25%, 10/29/2029	1,000,000	786,325

		23,184,119

Beverages-3.71%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.75%, 01/23/2029	8,291,000	8,218,483
Coca-Cola Co. (The), 2.13%, 09/06/2029	1,952,000	1,706,950
Diageo Capital PLC (United Kingdom), 2.38%, 10/24/2029	2,050,000	1,774,143
Keurig Dr Pepper, Inc., 3.95%, 04/15/2029(b)	1,951,000	1,838,554
PepsiCo, Inc., 7.00%, 03/01/2029	991,000	1,102,798

		14,640,928

Biotechnology-3.34%
AbbVie, Inc., 3.20%, 11/21/2029	10,608,000	9,567,923

	Principal Amount	Value
Biotechnology-(continued)
Amgen, Inc.
3.00%, 02/22/2029(b)	$1,464,000	$1,324,660
4.05%, 08/18/2029(b)	2,438,000	2,305,135

		13,197,718

Broadline Retail-1.43%
Amazon.com, Inc.
3.45%, 04/13/2029(b)	2,892,000	2,723,342
4.65%, 12/01/2029(b)	2,929,000	2,919,551

		5,642,893

Building Products-0.31%
Fortune Brands Innovations, Inc., 3.25%, 09/15/2029(b)	1,370,000	1,209,352

Capital Markets-3.96%
Bank of New York Mellon Corp. (The), 3.30%, 08/23/2029	1,464,000	1,308,728
BlackRock, Inc., 3.25%, 04/30/2029	1,951,000	1,804,998
Brookfield Finance, Inc. (Canada), 4.85%, 03/29/2029	1,948,000	1,865,236
Charles Schwab Corp. (The)
4.00%, 02/01/2029	1,183,000	1,113,530
3.25%, 05/22/2029	1,169,000	1,042,283
Lazard Group LLC, 4.38%, 03/11/2029	1,004,000	943,158
Nomura Holdings, Inc. (Japan)
2.71%, 01/22/2029	1,000,000	849,023
5.61%, 07/06/2029	1,110,000	1,090,244
Northern Trust Corp., 3.15%, 05/03/2029(b)	971,000	883,074
S&P Global, Inc.
2.70%, 03/01/2029	2,397,000	2,144,776
4.25%, 05/01/2029(b)	1,800,000	1,734,510
2.50%, 12/01/2029	965,000	840,666

		15,620,226

Chemicals-2.69%
Celanese US Holdings LLC, 6.33%, 07/15/2029(b)	1,460,000	1,452,332
Dow Chemical Co. (The), 7.38%, 11/01/2029	1,521,000	1,670,421
FMC Corp., 3.45%, 10/01/2029	960,000	836,002
Huntsman International LLC, 4.50%, 05/01/2029	1,461,000	1,354,152
Nutrien Ltd. (Canada), 4.20%, 04/01/2029	1,460,000	1,375,197
Olin Corp., 5.63%, 08/01/2029(b)	1,309,000	1,257,168
Rohm & Haas Co., 7.85%, 07/15/2029	1,120,000	1,238,692
Sherwin-Williams Co. (The), 2.95%, 08/15/2029	1,600,000	1,410,916

		10,594,880

Commercial Services & Supplies-0.58%
Waste Connections, Inc., 3.50%, 05/01/2029(b)	972,000	896,576
Waste Management, Inc., 4.88%, 02/15/2029	1,400,000	1,389,720

		2,286,296

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

130

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)–(continued)

August 31, 2023

	Principal Amount	Value
Communications Equipment-0.60%
Juniper Networks, Inc., 3.75%, 08/15/2029	$949,000	$863,796
Motorola Solutions, Inc., 4.60%, 05/23/2029	1,556,000	1,500,333

		2,364,129

Consumer Finance-1.51%
American Express Co., 4.05%, 05/03/2029(b)	1,952,000	1,855,545
General Motors Financial Co., Inc.
5.65%, 01/17/2029	996,000	979,812
4.30%, 04/06/2029	2,153,000	1,969,636
Synchrony Financial, 5.15%, 03/19/2029	1,273,000	1,168,840

		5,973,833

Consumer Staples Distribution & Retail-1.36%
Ahold Finance USA LLC (Netherlands), 6.88%, 05/01/2029	973,000	1,040,963
Kroger Co. (The), 4.50%, 01/15/2029	1,167,000	1,128,927
Target Corp., 3.38%, 04/15/2029(b)	1,975,000	1,848,492
Walmart, Inc., 3.25%, 07/08/2029	1,433,000	1,335,381

		5,353,763

Containers & Packaging-0.57%
Packaging Corp. of America, 3.00%, 12/15/2029(b)	968,000	846,061
WRKCo, Inc., 4.90%, 03/15/2029(b)	1,464,000	1,410,026

		2,256,087

Diversified Consumer Services-0.45%
RELX Capital, Inc. (United Kingdom), 4.00%, 03/18/2029	1,849,000	1,758,069

Diversified REITs-0.59%
Digital Realty Trust L.P., 3.60%, 07/01/2029	1,759,000	1,587,984
Hudson Pacific Properties L.P., 4.65%, 04/01/2029	968,000	738,466

		2,326,450

Diversified Telecommunication Services-3.69%
AT&T, Inc., 4.35%, 03/01/2029(b)	5,853,000	5,539,990
Verizon Communications, Inc.
3.88%, 02/08/2029(b)	1,951,000	1,824,117
4.02%, 12/03/2029	7,730,000	7,189,839

		14,553,946

Electric Utilities-4.39%
Avangrid, Inc., 3.80%, 06/01/2029	1,464,000	1,330,163
Duke Energy Corp., 3.40%, 06/15/2029	1,172,000	1,061,097
Duke Energy Florida LLC, 2.50%, 12/01/2029	1,363,000	1,176,898
Duke Energy Progress LLC, 3.45%, 03/15/2029	1,166,000	1,072,284
Edison International, 6.95%, 11/15/2029	1,075,000	1,134,186
Evergy, Inc., 2.90%, 09/15/2029	1,560,000	1,358,920
Eversource Energy, Series O, 4.25%, 04/01/2029	977,000	929,379
MidAmerican Energy Co., 3.65%, 04/15/2029	1,658,000	1,546,473
Nevada Power Co., Series CC, 3.70%, 05/01/2029	969,000	899,947

	Principal Amount	Value
Electric Utilities-(continued)
NextEra Energy Capital Holdings, Inc.
3.50%, 04/01/2029	$967,000	$883,190
2.75%, 11/01/2029	1,932,000	1,671,749
Pacific Gas and Electric Co., 6.10%, 01/15/2029	1,660,000	1,642,115
Southern California Edison Co., Series A, 4.20%, 03/01/2029	966,000	917,195
Virginia Electric & Power Co., Series A, 2.88%, 07/15/2029	979,000	869,385
Xcel Energy, Inc., 2.60%, 12/01/2029	966,000	828,268

		17,321,249

Electronic Equipment, Instruments & Components-0.75%
Amphenol Corp., 4.35%, 06/01/2029	980,000	944,365
CDW LLC/CDW Finance Corp., 3.25%, 02/15/2029	1,352,000	1,175,835
Keysight Technologies, Inc., 3.00%, 10/30/2029	966,000	846,698

		2,966,898

Energy Equipment & Services-0.45%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., 3.14%, 11/07/2029	1,016,000	905,712
NOV, Inc., 3.60%, 12/01/2029(b)	976,000	875,814

		1,781,526

Entertainment-1.93%
Netflix, Inc., 6.38%, 05/15/2029	1,561,000	1,643,337
Walt Disney Co. (The), 2.00%, 09/01/2029	3,905,000	3,312,689
Warnermedia Holdings, Inc., 4.05%, 03/15/2029(b)	2,910,000	2,677,334

		7,633,360

Financial Services-3.71%
Blackstone Private Credit Fund, 4.00%, 01/15/2029(b)	1,250,000	1,074,943
Corebridge Financial, Inc., 3.85%, 04/05/2029	1,950,000	1,785,829
Fidelity National Information Services, Inc., 3.75%, 05/21/2029(b)	1,174,000	1,090,509
Fiserv, Inc., 3.50%, 07/01/2029	5,857,000	5,350,149
Global Payments, Inc., 5.30%, 08/15/2029	977,000	954,366
Mastercard, Inc., 2.95%, 06/01/2029	1,942,000	1,761,032
PayPal Holdings, Inc., 2.85%, 10/01/2029	2,944,000	2,605,306

		14,622,134

Food Products-0.47%
Tyson Foods, Inc., 4.35%, 03/01/2029	1,952,000	1,848,388

Gas Utilities-0.27%
Piedmont Natural Gas Co., Inc., 3.50%, 06/01/2029	1,175,000	1,066,621

Ground Transportation-0.83%
CSX Corp., 4.25%, 03/15/2029	1,898,000	1,833,973
Union Pacific Corp., 3.70%, 03/01/2029	1,511,000	1,433,675

		3,267,648

Health Care Equipment & Supplies-0.35%
DH Europe Finance II S.a.r.l., 2.60%, 11/15/2029(b)	1,556,000	1,372,810

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

131

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)–(continued)

August 31, 2023

	Principal Amount	Value
Health Care Providers & Services-6.04%
Centene Corp., 4.63%, 12/15/2029	$6,399,000	$5,889,928
CommonSpirit Health, 3.35%, 10/01/2029	1,740,000	1,551,896
CVS Health Corp., 5.00%, 01/30/2029	1,949,000	1,920,903
Elevance Health, Inc., 2.88%, 09/15/2029	1,609,000	1,422,469
HCA, Inc.
5.88%, 02/01/2029	1,952,000	1,965,093
4.13%, 06/15/2029	3,938,000	3,639,406
Humana, Inc., 3.70%, 03/23/2029	1,464,000	1,356,188
Laboratory Corp. of America Holdings, 2.95%, 12/01/2029	1,267,000	1,115,424
Quest Diagnostics, Inc., 4.20%, 06/30/2029	976,000	934,802
UnitedHealth Group, Inc.
4.25%, 01/15/2029(b)	2,440,000	2,368,160
4.00%, 05/15/2029	1,759,000	1,682,444

		23,846,713

Health Care REITs-1.31%
Healthpeak OP LLC, 3.50%, 07/15/2029	1,271,000	1,142,882
Omega Healthcare Investors, Inc., 3.63%, 10/01/2029	976,000	828,563
Ventas Realty L.P., 4.40%, 01/15/2029	1,466,000	1,377,850
Welltower OP LLC
2.05%, 01/15/2029	980,000	822,259
4.13%, 03/15/2029	1,070,000	994,426

		5,165,980

Hotels, Restaurants & Leisure-0.84%
Marriott International, Inc., 4.90%, 04/15/2029	1,560,000	1,519,715
Starbucks Corp., 3.55%, 08/15/2029	1,952,000	1,809,170

		3,328,885

Household Durables-0.57%
Leggett & Platt, Inc., 4.40%, 03/15/2029(b) .	976,000	922,912
Whirlpool Corp., 4.75%, 02/26/2029(b)	1,363,000	1,327,235

		2,250,147

Household Products-0.56%
Clorox Co. (The), 4.40%, 05/01/2029(b)	976,000	945,872
Kimberly-Clark Corp., 3.20%, 04/25/2029(b)	1,367,000	1,267,239

		2,213,111

Industrial Conglomerates-1.15%
3M Co.
3.38%, 03/01/2029(b)	1,553,000	1,423,766
2.38%, 08/26/2029(b)	1,934,000	1,668,718
Honeywell International, Inc., 4.25%, 01/15/2029	1,469,000	1,428,646

		4,521,130

Insurance-2.77%
Aon Corp., 3.75%, 05/02/2029	1,470,000	1,369,619
CNA Financial Corp., 3.90%, 05/01/2029	973,000	906,646
CNO Financial Group, Inc., 5.25%, 05/30/2029	977,000	931,640
Hartford Financial Services Group, Inc. (The), 2.80%, 08/19/2029	1,169,000	1,024,471
Marsh & McLennan Cos., Inc., 4.38%, 03/15/2029	2,922,000	2,831,680

	Principal Amount	Value
Insurance-(continued)
PartnerRe Finance B LLC, 3.70%, 07/02/2029(b)	$951,000	$863,541
Principal Financial Group, Inc., 3.70%, 05/15/2029	960,000	880,002
Progressive Corp. (The), 4.00%, 03/01/2029	1,069,000	1,029,638
Reinsurance Group of America, Inc., 3.90%, 05/15/2029	1,174,000	1,074,078

		10,911,315

IT Services-1.49%
International Business Machines Corp., 3.50%, 05/15/2029	6,370,000	5,880,670

Leisure Products-0.40%
Hasbro, Inc., 3.90%, 11/19/2029(b)	1,760,000	1,597,205

Life Sciences Tools & Services-0.77%
Revvity, Inc., 3.30%, 09/15/2029	1,657,000	1,474,383
Thermo Fisher Scientific, Inc., 2.60%, 10/01/2029	1,772,000	1,555,771

		3,030,154

Machinery-2.29%
Caterpillar, Inc., 2.60%, 09/19/2029	960,000	859,292
Deere & Co., 5.38%, 10/16/2029(b)	962,000	993,967
John Deere Capital Corp.
3.45%, 03/07/2029	1,166,000	1,086,189
3.35%, 04/18/2029	1,159,000	1,076,951
Parker-Hannifin Corp.
3.25%, 06/14/2029	1,951,000	1,766,052
4.50%, 09/15/2029	1,955,000	1,890,983
Trane Technologies Luxembourg Finance S.A., 3.80%, 03/21/2029	1,468,000	1,371,356

		9,044,790

Media-2.15%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp.
2.25%, 01/15/2029	2,440,000	2,028,236
5.05%, 03/30/2029	2,440,000	2,324,841
Comcast Corp., 4.55%, 01/15/2029	1,940,000	1,902,475
Discovery Communications LLC, 4.13%, 05/15/2029	1,460,000	1,341,191
Paramount Global, 4.20%, 06/01/2029(b)	976,000	874,213

		8,470,956

Metals & Mining-0.23%
ArcelorMittal S.A. (Luxembourg), 4.25%, 07/16/2029(b)	976,000	926,209

Multi-Utilities-0.47%
Consumers Energy Co., 4.90%, 02/15/2029	114,000	113,258
DTE Energy Co., Series C, 3.40%, 06/15/2029	933,000	837,835
Sempra, 3.70%, 04/01/2029	976,000	891,879

		1,842,972

Office REITs-0.36%
Boston Properties L.P., 3.40%, 06/21/2029	1,662,000	1,423,734

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

132

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)–(continued)

August 31, 2023

	Principal Amount	Value
Oil, Gas & Consumable Fuels-7.71%
Boardwalk Pipelines L.P., 4.80%, 05/03/2029	$976,000	$929,804
Cheniere Energy Partners L.P., 4.50%, 10/01/2029	2,922,000	2,699,071
Chevron USA, Inc., 3.25%, 10/15/2029	975,000	894,722
ConocoPhillips Co., 6.95%, 04/15/2029	2,333,000	2,568,307
DCP Midstream Operating L.P., 5.13%, 05/15/2029	1,169,000	1,141,073
Diamondback Energy, Inc., 3.50%, 12/01/2029	1,798,000	1,627,823
Enbridge, Inc. (Canada), 3.13%, 11/15/2029	1,953,000	1,726,190
Energy Transfer L.P.
5.25%, 04/15/2029	2,939,000	2,873,084
4.15%, 09/15/2029	1,054,000	970,326
Enterprise Products Operating LLC, 3.13%, 07/31/2029	2,440,000	2,187,693
Exxon Mobil Corp., 2.44%, 08/16/2029	2,458,000	2,170,285
MPLX L.P., 4.80%, 02/15/2029	1,474,000	1,421,023
ONEOK, Inc., 4.35%, 03/15/2029	1,367,000	1,279,155
Phillips 66 Co., 3.15%, 12/15/2029	1,110,000	979,371
Shell International Finance B.V. (Netherlands), 2.38%, 11/07/2029	2,928,000	2,545,954
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 6.88%, 01/15/2029	1,322,000	1,341,420
TotalEnergies Capital International S.A. (France), 3.46%, 02/19/2029(b)	2,440,000	2,272,806
Valero Energy Corp., 4.00%, 04/01/2029	833,000	787,042

		30,415,149

Paper & Forest Products-0.27%
Georgia-Pacific LLC, 7.75%, 11/15/2029	946,000	1,063,013

Passenger Airlines-0.21%
Delta Air Lines, Inc., 3.75%, 10/28/2029(b)	925,000	824,027

Personal Care Products-0.64%
Estee Lauder Cos., Inc. (The), 2.38%, 12/01/2029	1,266,000	1,086,175
Unilever Capital Corp. (United Kingdom), 2.13%, 09/06/2029	1,630,000	1,420,585

		2,506,760

Pharmaceuticals-3.44%
AstraZeneca PLC (United Kingdom), 4.00%, 01/17/2029(b)	1,960,000	1,881,336
Eli Lilly and Co., 3.38%, 03/15/2029	1,830,000	1,712,744
GlaxoSmithKline Capital PLC (United Kingdom), 3.38%, 06/01/2029(b)	1,947,000	1,814,563
Haleon US Capital LLC, 3.38%, 03/24/2029(b)	1,980,000	1,811,296
Merck & Co., Inc., 3.40%, 03/07/2029	3,417,000	3,183,929
Pfizer, Inc., 3.45%, 03/15/2029	3,385,000	3,176,171

		13,580,039

Professional Services-0.32%
Broadridge Financial Solutions, Inc., 2.90%, 12/01/2029	1,464,000	1,263,504

	Principal Amount	Value
Residential REITs-0.76%
Camden Property Trust, 3.15%, 07/01/2029(b)	$1,160,000	$1,044,050
ERP Operating L.P., 3.00%, 07/01/2029	1,172,000	1,044,627
Essex Portfolio L.P., 4.00%, 03/01/2029	980,000	906,975

		2,995,652

Retail REITs-1.00%
Realty Income Corp.
3.25%, 06/15/2029(b)	973,000	879,701
3.10%, 12/15/2029	1,130,000	999,196
Simon Property Group L.P., 2.45%, 09/13/2029	2,440,000	2,067,597

		3,946,494

Semiconductors & Semiconductor Equipment-3.81%
Intel Corp.
4.00%, 08/05/2029	1,658,000	1,579,842
2.45%, 11/15/2029	3,905,000	3,393,778
KLA Corp., 4.10%, 03/15/2029	1,556,000	1,496,795
Lam Research Corp., 4.00%, 03/15/2029	1,957,000	1,877,786
Micron Technology, Inc.
5.33%, 02/06/2029	1,363,000	1,337,343
6.75%, 11/01/2029	2,444,000	2,544,938
Qorvo, Inc., 4.38%, 10/15/2029	1,675,000	1,519,090
Texas Instruments, Inc., 2.25%, 09/04/2029(b)	1,464,000	1,275,477

		15,025,049

Software-1.29%
Oracle Corp., 6.15%, 11/09/2029	2,440,000	2,541,254
Roper Technologies, Inc., 2.95%, 09/15/2029	1,363,000	1,206,615
Workday, Inc., 3.70%, 04/01/2029	1,464,000	1,353,744

		5,101,613

Specialized REITs-2.46%
American Tower Corp.
3.95%, 03/15/2029	1,189,000	1,095,275
3.80%, 08/15/2029	3,233,000	2,943,273
Crown Castle, Inc., 4.30%, 02/15/2029	1,169,000	1,099,097
GLP Capital L.P./GLP Financing II, Inc., 5.30%, 01/15/2029	1,442,000	1,360,964
Public Storage Operating Co.
5.13%, 01/15/2029	967,000	966,393
3.39%, 05/01/2029	980,000	901,361
Weyerhaeuser Co., 4.00%, 11/15/2029	1,464,000	1,352,733

		9,719,096

Specialty Retail-2.56%
Dell International LLC/EMC Corp., 5.30%, 10/01/2029	3,405,000	3,363,585
Home Depot, Inc. (The), 2.95%, 06/15/2029	3,397,000	3,087,616
Lowe’s Cos., Inc., 3.65%, 04/05/2029	2,939,000	2,731,408
O’Reilly Automotive, Inc., 3.90%, 06/01/2029	974,000	914,624

		10,097,233

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

133

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)–(continued)

August 31, 2023

	Principal Amount	Value
Technology Hardware, Storage & Peripherals-1.88%
Apple, Inc.
3.25%, 08/08/2029(b)	$1,962,000	$1,827,535
2.20%, 09/11/2029	3,417,000	2,997,155
HP, Inc., 4.00%, 04/15/2029(b)	1,954,000	1,824,803
Western Digital Corp., 2.85%, 02/01/2029	976,000	788,232

		7,437,725

Tobacco-2.10%
Altria Group, Inc., 4.80%, 02/14/2029	3,753,000	3,637,905
B.A.T Capital Corp. (United Kingdom), 3.46%, 09/06/2029	978,000	853,504
Philip Morris International, Inc.
3.38%, 08/15/2029	1,464,000	1,318,196
5.63%, 11/17/2029	2,440,000	2,468,284

		8,277,889

Trading Companies & Distributors-0.24%
GATX Corp., 4.70%, 04/01/2029	979,000	931,334

Water Utilities-0.25%
American Water Capital Corp., 3.45%, 06/01/2029	1,078,000	989,857

Wireless Telecommunication Services-1.69%
T-Mobile USA, Inc.
2.63%, 02/15/2029	1,974,000	1,711,165
2.40%, 03/15/2029(b)	976,000	839,564
3.38%, 04/15/2029	4,586,000	4,115,209

		6,665,938

Total U.S. Dollar Denominated Bonds & Notes (Cost $412,663,788)		389,672,435

	Shares	Value
Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(c)(d) (Cost $133,085)	133,085	$133,085

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.80% (Cost $412,796,873)		389,805,520

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-13.84%
Invesco Private Government Fund, 5.30%(c)(d)(e)	15,281,535	15,281,535
Invesco Private Prime Fund, 5.51%(c)(d)(e)	39,295,374	39,295,374

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $54,575,781)		54,576,909

TOTAL INVESTMENTS IN SECURITIES-112.64% (Cost $467,372,654)		444,382,429
OTHER ASSETS LESS LIABILITIES-(12.64)%		(49,862,698)

NET ASSETS-100.00%.		$394,519,731

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$226,758	$12,278,047	$(12,371,720)	$-	$-	$133,085	$45,229

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	3,112,250	58,561,601	(46,392,316)	-	-	15,281,535	361,988	*

Invesco Private Prime Fund	8,002,930	134,431,133	(103,134,679)	555	(4,565)	39,295,374	968,965	*

Total	$11,341,938	$205,270,781	$(161,898,715)	$555	$(4,565)	$54,709,994	$1,376,182

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

134

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)–(continued)

August 31, 2023

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

135

Invesco BulletShares 2030 Corporate Bond ETF (BSCU)

August 31, 2023

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-99.09%
Aerospace & Defense-2.99%
Boeing Co. (The), 5.15%, 05/01/2030	$5,929,000	$5,835,961
RTX Corp., 2.25%, 07/01/2030	1,340,000	1,114,658
Textron, Inc., 3.00%, 06/01/2030	870,000	753,597

		7,704,216

Automobile Components-0.68%
American Honda Finance Corp., 4.60%, 04/17/2030	940,000	915,323
Magna International, Inc. (Canada), 2.45%, 06/15/2030	1,001,000	842,963

		1,758,286

Automobiles-0.36%
Toyota Motor Credit Corp., 4.55%, 05/17/2030(b)	940,000	915,653

Banks-6.75%
Banco Santander S.A. (Spain), 3.49%, 05/28/2030	1,400,000	1,212,823
Bank of Nova Scotia (The) (Canada), 4.85%, 02/01/2030	1,670,000	1,617,896
Citizens Financial Group, Inc., 3.25%, 04/30/2030(b)	988,000	827,870
Huntington National Bank (The), 5.65%, 01/10/2030	1,200,000	1,168,366
Mitsubishi UFJ Financial Group, Inc. (Japan)
2.56%, 02/25/2030(b)	1,600,000	1,346,973
2.05%, 07/17/2030	1,600,000	1,288,426
Sumitomo Mitsui Financial Group, Inc. (Japan)
5.71%, 01/13/2030	1,760,000	1,770,631
2.75%, 01/15/2030	1,612,000	1,371,901
2.13%, 07/08/2030	2,030,000	1,636,420
5.85%, 07/13/2030	780,000	789,896
2.14%, 09/23/2030(b)	1,140,000	902,607
Truist Bank, 2.25%, 03/11/2030	1,750,000	1,391,494
Truist Financial Corp., 1.95%, 06/05/2030	1,002,000	797,164
U.S. Bancorp, 1.38%, 07/22/2030(b)	1,637,000	1,242,249

		17,364,716

Beverages-2.11%
Coca-Cola Co. (The), 1.65%, 06/01/2030	2,013,000	1,660,134
Constellation Brands, Inc., 2.88%, 05/01/2030	790,000	682,409
Diageo Capital PLC (United Kingdom), 2.00%, 04/29/2030	1,300,000	1,086,713
Keurig Dr Pepper, Inc., 3.20%, 05/01/2030	1,000,000	887,452
PepsiCo, Inc., 1.63%, 05/01/2030	1,340,000	1,103,538

		5,420,246

Biotechnology-3.55%
Amgen, Inc.
2.45%, 02/21/2030	1,670,000	1,421,718
5.25%, 03/02/2030	3,680,000	3,686,981
Biogen, Inc., 2.25%, 05/01/2030	2,010,000	1,655,919

	Principal Amount	Value
Biotechnology-(continued)
Gilead Sciences, Inc., 1.65%, 10/01/2030(b)	$1,310,000	$1,053,267
Regeneron Pharmaceuticals, Inc., 1.75%, 09/15/2030	1,670,000	1,329,925

		9,147,810

Broadline Retail-1.27%
Amazon.com, Inc., 1.50%, 06/03/2030	2,680,000	2,180,625
eBay, Inc., 2.70%, 03/11/2030	1,270,000	1,085,355

		3,265,980

Building Products-0.25%
Johnson Controls International PLC/Tyco Fire & Security Finance S.C.A., 1.75%, 09/15/2030	810,000	649,617

Capital Markets-2.37%
Brookfield Finance, Inc. (Canada), 4.35%, 04/15/2030	1,000,000	923,814
Cboe Global Markets, Inc., 1.63%, 12/15/2030	700,000	551,281
CI Financial Corp. (Canada), 3.20%, 12/17/2030	1,259,000	972,540
Franklin Resources, Inc., 1.60%, 10/30/2030	1,110,000	871,301
Nomura Holdings, Inc. (Japan), 2.68%, 07/16/2030	1,300,000	1,055,128
Northern Trust Corp., 1.95%, 05/01/2030(b)	1,340,000	1,104,800
S&P Global, Inc., 1.25%, 08/15/2030(b)	781,000	615,354

		6,094,218

Chemicals-1.91%
Air Products and Chemicals, Inc., 2.05%, 05/15/2030(b)	1,210,000	1,022,438
Dow Chemical Co. (The), 2.10%, 11/15/2030(b)	1,140,000	930,631
EIDP, Inc., 2.30%, 07/15/2030(b)	670,000	556,575
Linde, Inc., 1.10%, 08/10/2030(b)	941,000	743,367
LYB International Finance III LLC, 2.25%, 10/01/2030(b)	667,000	542,431
Nutrien Ltd. (Canada), 2.95%, 05/13/2030(b)	657,000	567,476
Sherwin-Williams Co. (The), 2.30%, 05/15/2030	670,000	560,162

		4,923,080

Commercial Services & Supplies-0.64%
Republic Services, Inc., 2.30%, 03/01/2030(b)	800,000	678,188
Waste Management, Inc., 4.63%, 02/15/2030(b)	1,000,000	978,198

		1,656,386

Communications Equipment-0.38%
Motorola Solutions, Inc., 2.30%, 11/15/2030(b)	1,210,000	965,119

Construction & Engineering-0.44%
Quanta Services, Inc., 2.90%, 10/01/2030	1,340,000	1,131,159

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

136

Invesco BulletShares 2030 Corporate Bond ETF (BSCU)–(continued)

August 31, 2023

	Principal Amount	Value
Construction Materials-0.55%
Martin Marietta Materials, Inc., Series CB, 2.50%, 03/15/2030	$630,000	$529,980
Vulcan Materials Co., 3.50%, 06/01/2030	986,000	883,831

		1,413,811

Consumer Finance-1.00%
General Motors Financial Co., Inc.
5.85%, 04/06/2030	1,340,000	1,312,997
3.60%, 06/21/2030(b)	1,473,000	1,265,738

		2,578,735

Consumer Staples Distribution & Retail-1.43%
Costco Wholesale Corp., 1.60%, 04/20/2030	2,343,000	1,934,627
Kroger Co. (The), 2.20%, 05/01/2030(b)	670,000	551,340
Walgreens Boots Alliance, Inc., 3.20%, 04/15/2030(b)	658,000	558,878
Walmart, Inc., 4.00%, 04/15/2030	670,000	647,762

		3,692,607

Containers & Packaging-0.68%
Amcor Flexibles North America, Inc., 2.63%, 06/19/2030	630,000	519,042
Avery Dennison Corp., 2.65%, 04/30/2030	654,000	546,225
Sonoco Products Co., 3.13%, 05/01/2030(b)	800,000	691,857

		1,757,124

Distributors-0.20%
Genuine Parts Co., 1.88%, 11/01/2030	658,000	516,369

Diversified Consumer Services-0.57%
RELX Capital, Inc. (United Kingdom), 3.00%, 05/22/2030	1,000,000	879,567
Yale University, Series 2020, 1.48%, 04/15/2030	700,000	576,527

		1,456,094

Diversified REITs-0.49%
VICI Properties L.P., 4.95%, 02/15/2030	1,340,000	1,261,657

Diversified Telecommunication Services-0.85%
Verizon Communications, Inc.
1.50%, 09/18/2030	1,310,000	1,024,342
1.68%, 10/30/2030	1,500,000	1,173,555

		2,197,897

Electric Utilities-5.65%
AEP Texas, Inc., Series I, 2.10%, 07/01/2030	790,000	641,429
Alabama Power Co., Series 20-A, 1.45%, 09/15/2030	800,000	628,738
Berkshire Hathaway Energy Co., 3.70%, 07/15/2030(b)	1,470,000	1,340,969
Duke Energy Carolinas LLC, 2.45%, 02/01/2030	670,000	575,979
Duke Energy Corp., 2.45%, 06/01/2030(b)	1,140,000	949,536
Duke Energy Florida LLC, 1.75%, 06/15/2030(b)	666,000	537,263
Entergy Corp., 2.80%, 06/15/2030	790,000	667,069
Eversource Energy, Series R, 1.65%, 08/15/2030(b)	781,000	615,380
FirstEnergy Corp., 2.65%, 03/01/2030(b)	800,000	671,125

	Principal Amount	Value
Electric Utilities-(continued)
Florida Power & Light Co., 4.63%, 05/15/2030	$670,000	$657,409
NextEra Energy Capital Holdings, Inc.
5.00%, 02/28/2030(b)	802,000	787,101
2.25%, 06/01/2030	2,680,000	2,204,957
Pacific Gas and Electric Co., 4.55%, 07/01/2030(b)	4,150,000	3,734,688
PG&E Wildfire Recovery Funding LLC,
Series A-1, 3.59%, 06/01/2030(b)	572,838	536,332

		14,547,975

Electrical Equipment-0.42%
Acuity Brands Lighting, Inc., 2.15%, 12/15/2030	670,000	537,161
Emerson Electric Co., 1.95%, 10/15/2030	670,000	552,230

		1,089,391

Electronic Equipment, Instruments & Components-0.43%
Jabil, Inc., 3.60%, 01/15/2030(b)	650,000	581,894
Teledyne FLIR LLC, 2.50%, 08/01/2030(b)	630,000	520,433

		1,102,327

Energy Equipment & Services-1.27%
Baker Hughes Holdings LLC/Baker Hughes
Co-Obligor, Inc., 4.49%, 05/01/2030	670,000	646,066
Halliburton Co., 2.92%, 03/01/2030(b)	1,340,000	1,169,683
Schlumberger Investment S.A., 2.65%, 06/26/2030	1,670,000	1,445,622

		3,261,371

Entertainment-0.20%
Activision Blizzard, Inc., 1.35%, 09/15/2030	650,000	519,789

Financial Services-1.63%
Block Financial LLC, 3.88%, 08/15/2030	898,000	793,860
Fiserv, Inc., 2.65%, 06/01/2030	1,340,000	1,128,030
Global Payments, Inc., 2.90%, 05/15/2030	1,340,000	1,133,446
PayPal Holdings, Inc., 2.30%, 06/01/2030(b)	1,340,000	1,127,489

		4,182,825

Food Products-2.26%
Campbell Soup Co., 2.38%, 04/24/2030(b)	670,000	559,184
Hormel Foods Corp., 1.80%, 06/11/2030	1,343,000	1,111,501
Ingredion, Inc., 2.90%, 06/01/2030	800,000	686,101
JM Smucker Co. (The), 2.38%, 03/15/2030	670,000	565,027
Kellogg Co., 2.10%, 06/01/2030	670,000	549,411
Kraft Heinz Foods Co. (The), 3.75%, 04/01/2030	990,000	907,732
McCormick & Co., Inc., 2.50%, 04/15/2030	665,000	561,817
Mondelez International, Inc., 2.75%, 04/13/2030	1,000,000	865,238

		5,806,011

Gas Utilities-0.49%
CenterPoint Energy Resources Corp., 1.75%, 10/01/2030	650,000	516,423
Southern California Gas Co., Series XX, 2.55%, 02/01/2030	870,000	740,764

		1,257,187

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

137

Invesco BulletShares 2030 Corporate Bond ETF (BSCU)–(continued)

August 31, 2023

	Principal Amount	Value
Ground Transportation-0.22%
Canadian Pacific Railway Co. (Canada), 2.05%, 03/05/2030(b)	$668,000	$554,371

Health Care Equipment & Supplies-2.94%
Abbott Laboratories, 1.40%, 06/30/2030(b)	870,000	709,665
Becton, Dickinson and Co., 2.82%, 05/20/2030	980,000	848,150
Boston Scientific Corp., 2.65%, 06/01/2030	1,603,000	1,377,121
DENTSPLY SIRONA, Inc., 3.25%, 06/01/2030	982,000	844,294
GE HealthCare Technologies, Inc., 5.86%, 03/15/2030	1,620,000	1,647,171
Smith & Nephew PLC (United Kingdom), 2.03%, 10/14/2030	1,307,000	1,035,019
Stryker Corp., 1.95%, 06/15/2030	1,340,000	1,108,879

		7,570,299

Health Care Providers & Services-6.53%
Cencora, Inc., 2.80%, 05/15/2030	670,000	578,927
Centene Corp.
3.38%, 02/15/2030	2,610,000	2,236,109
3.00%, 10/15/2030(b)	2,950,000	2,456,537
Cigna Group (The), 2.40%, 03/15/2030(b)	2,010,000	1,693,009
CommonSpirit Health, 2.78%, 10/01/2030	737,000	620,071
CVS Health Corp.
5.13%, 02/21/2030	2,010,000	1,980,661
1.75%, 08/21/2030	1,672,000	1,326,607
Elevance Health, Inc., 2.25%, 05/15/2030	1,440,000	1,203,991
Sutter Health, Series 20-A, 2.29%, 08/15/2030	910,000	753,212
UnitedHealth Group, Inc.
5.30%, 02/15/2030	1,670,000	1,704,633
2.00%, 05/15/2030	1,670,000	1,394,176
Universal Health Services, Inc., 2.65%, 10/15/2030	1,070,000	862,658

		16,810,591

Hotel & Resort REITs-0.33%
Host Hotels & Resorts L.P., Series I, 3.50%, 09/15/2030	1,000,000	854,252

Hotels, Restaurants & Leisure-2.47%
Booking Holdings, Inc., 4.63%, 04/13/2030(b)	2,010,000	1,966,432
Marriott International, Inc., Series FF, 4.63%, 06/15/2030	1,340,000	1,270,642
McDonald’s Corp., 2.13%, 03/01/2030(b)	1,000,000	844,022
Starbucks Corp.
2.25%, 03/12/2030	1,000,000	843,270
2.55%, 11/15/2030	1,700,000	1,442,943

		6,367,309

Household Durables-0.63%
Mohawk Industries, Inc., 3.63%, 05/15/2030(b)	670,000	603,051
NVR, Inc., 3.00%, 05/15/2030	1,183,000	1,013,621

		1,616,672

	Principal Amount	Value
Household Products-0.73%
Clorox Co. (The), 1.80%, 05/15/2030	$672,000	$546,834
Procter & Gamble Co. (The), 1.20%, 10/29/2030	1,670,000	1,336,086

		1,882,920

Industrial Conglomerates-0.43%
Honeywell International, Inc., 1.95%, 06/01/2030	1,340,000	1,117,835

Industrial REITs-0.29%
Prologis L.P., 1.25%, 10/15/2030	980,000	755,545

Insurance-3.98%
Alleghany Corp., 3.63%, 05/15/2030	630,000	582,104
Allstate Corp. (The), 1.45%, 12/15/2030(b)	790,000	606,668
Aon Corp., 2.80%, 05/15/2030	1,340,000	1,152,217
Berkshire Hathaway Finance Corp.
1.85%, 03/12/2030(b)	668,000	563,689
1.45%, 10/15/2030	1,001,000	806,490
Brighthouse Financial, Inc., 5.63%, 05/15/2030	818,000	791,775
CNA Financial Corp., 2.05%, 08/15/2030	657,000	526,880
Fidelity National Financial, Inc., 3.40%, 06/15/2030(b)	870,000	757,077
Loews Corp., 3.20%, 05/15/2030	658,000	582,746
Marsh & McLennan Cos., Inc., 2.25%, 11/15/2030	1,000,000	827,725
Principal Financial Group, Inc., 2.13%, 06/15/2030	801,000	654,149
Prudential Financial, Inc., 2.10%, 03/10/2030(b)	650,000	545,695
Prudential Funding (Asia) PLC (Hong Kong), 3.13%, 04/14/2030	1,310,000	1,156,118
Reinsurance Group of America, Inc., 3.15%, 06/15/2030	800,000	683,766

		10,237,099

Interactive Media & Services-1.46%
Alphabet, Inc., 1.10%, 08/15/2030(b)	3,010,000	2,413,657
Meta Platforms, Inc., 4.80%, 05/15/2030	1,340,000	1,335,127

		3,748,784

IT Services-0.58%
International Business Machines Corp., 1.95%, 05/15/2030(b)	1,810,000	1,494,013

Life Sciences Tools & Services-0.21%
Agilent Technologies, Inc., 2.10%, 06/04/2030	659,000	540,111

Machinery-2.22%
Cummins, Inc., 1.50%, 09/01/2030(b)	1,143,000	918,622
Flowserve Corp., 3.50%, 10/01/2030	635,000	544,746
IDEX Corp., 3.00%, 05/01/2030	670,000	582,720
John Deere Capital Corp.
2.45%, 01/09/2030	720,000	627,881
4.70%, 06/10/2030	1,340,000	1,324,290
Otis Worldwide Corp., 2.57%, 02/15/2030	1,990,000	1,703,624

		5,701,883

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

138

Invesco BulletShares 2030 Corporate Bond ETF (BSCU)–(continued)

August 31, 2023

	Principal Amount	Value
Media-0.71%
Discovery Communications LLC, 3.63%, 05/15/2030(b)	$1,340,000	$1,177,718
Omnicom Group, Inc., 2.45%, 04/30/2030	790,000	655,682

		1,833,400

Metals & Mining-1.57%
Freeport-McMoRan, Inc.
4.25%, 03/01/2030(b)	598,000	543,306
4.63%, 08/01/2030	750,000	694,378
Newmont Corp., 2.25%, 10/01/2030	1,340,000	1,090,066
Nucor Corp., 2.70%, 06/01/2030(b)	661,000	566,898
Reliance Steel & Aluminum Co., 2.15%, 08/15/2030	668,000	540,563
Teck Resources Ltd. (Canada), 3.90%, 07/15/2030(b)	678,000	603,718

		4,038,929

Multi-Utilities-1.02%
NiSource, Inc., 3.60%, 05/01/2030	1,340,000	1,202,438
Public Service Enterprise Group, Inc., 1.60%, 08/15/2030	741,000	584,388
San Diego Gas & Electric Co., Series VVV, 1.70%, 10/01/2030	1,043,000	831,483

		2,618,309

Oil, Gas & Consumable Fuels-9.29%
BP Capital Markets America, Inc., 1.75%, 08/10/2030	1,340,000	1,087,189
Canadian Natural Resources Ltd. (Canada), 2.95%, 07/15/2030	650,000	555,469
Chevron Corp., 2.24%, 05/11/2030	2,010,000	1,722,946
Devon Energy Corp., 4.50%, 01/15/2030	737,000	690,082
Enterprise Products Operating LLC, 2.80%, 01/31/2030	1,670,000	1,448,449
EOG Resources, Inc., 4.38%, 04/15/2030(b)	1,000,000	972,691
Equinor ASA (Norway), 2.38%, 05/22/2030	1,000,000	859,946
Exxon Mobil Corp., 2.61%, 10/15/2030(b)	2,680,000	2,323,093
Magellan Midstream Partners L.P., 3.25%, 06/01/2030	670,000	584,737
MPLX L.P., 2.65%, 08/15/2030	2,010,000	1,669,748
Occidental Petroleum Corp.
8.88%, 07/15/2030(b)	1,310,000	1,503,218
6.63%, 09/01/2030	1,940,000	2,004,735
ONEOK, Inc., 3.10%, 03/15/2030	1,050,000	902,361
Phillips 66, 2.15%, 12/15/2030	1,140,000	923,935
Pioneer Natural Resources Co., 1.90%, 08/15/2030	1,470,000	1,187,267
Plains All American Pipeline L.P./PAA Finance Corp., 3.80%, 09/15/2030	1,000,000	885,587
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.50%, 03/01/2030	1,268,000	1,216,785
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 05/15/2030	940,000	829,426
Western Midstream Operating L.P., 4.05%, 02/01/2030	1,505,000	1,344,041
Williams Cos., Inc. (The), 3.50%, 11/15/2030	1,340,000	1,187,831

		23,899,536

	Principal Amount	Value
Personal Care Products-0.53%
Estee Lauder Cos., Inc. (The), 2.60%, 04/15/2030	$940,000	$812,048
Unilever Capital Corp. (United Kingdom), 1.38%, 09/14/2030	700,000	558,199

		1,370,247

Pharmaceuticals-5.86%
AstraZeneca Finance LLC (United Kingdom), 4.90%, 03/03/2030	870,000	865,862
AstraZeneca PLC (United Kingdom), 1.38%, 08/06/2030	1,740,000	1,385,077
Bristol-Myers Squibb Co., 1.45%, 11/13/2030(b)	1,670,000	1,325,216
Johnson & Johnson, 1.30%, 09/01/2030(b)	2,340,000	1,898,304
Merck & Co., Inc.
4.30%, 05/17/2030(b)	1,000,000	970,546
1.45%, 06/24/2030	1,673,000	1,350,145
Pfizer, Inc., 1.70%, 05/28/2030(b)	1,338,000	1,103,568
Royalty Pharma PLC, 2.20%, 09/02/2030	1,339,000	1,067,914
Takeda Pharmaceutical Co. Ltd. (Japan), 2.05%, 03/31/2030(b)	3,310,000	2,724,703
Viatris, Inc., 2.70%, 06/22/2030(b)	1,940,000	1,576,742
Zoetis, Inc., 2.00%, 05/15/2030	984,000	810,713

		15,078,790

Professional Services-0.68%
Automatic Data Processing, Inc., 1.25%, 09/01/2030	1,340,000	1,068,007
Equifax, Inc., 3.10%, 05/15/2030	800,000	685,020

		1,753,027

Residential REITs-0.34%
Camden Property Trust, 2.80%, 05/15/2030(b)	1,000,000	869,361

Retail REITs-1.50%
Brixmor Operating Partnership L.P., 4.05%, 07/01/2030	1,070,000	967,923
Kimco Realty OP LLC, 2.70%, 10/01/2030	700,000	578,378
Realty Income Corp., 4.85%, 03/15/2030	790,000	765,643
Regency Centers L.P., 3.70%, 06/15/2030	790,000	709,178
Simon Property Group L.P., 2.65%, 07/15/2030	1,000,000	844,676

		3,865,798

Semiconductors & Semiconductor Equipment-2.46%
Applied Materials, Inc., 1.75%, 06/01/2030	980,000	808,360
Intel Corp., 5.13%, 02/10/2030	1,660,000	1,663,905
Lam Research Corp., 1.90%, 06/15/2030	1,000,000	827,400
QUALCOMM, Inc., 2.15%, 05/20/2030(b)	1,610,000	1,369,861
Texas Instruments, Inc., 1.75%, 05/04/2030	1,000,000	834,316
Xilinx, Inc., 2.38%, 06/01/2030	980,000	838,967

		6,342,809

Software-1.41%
Autodesk, Inc., 2.85%, 01/15/2030	650,000	567,614
Intuit, Inc., 1.65%, 07/15/2030	658,000	531,762
Oracle Corp., 4.65%, 05/06/2030	980,000	941,885
ServiceNow, Inc., 1.40%, 09/01/2030	2,013,000	1,584,435

		3,625,696

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

139

Invesco BulletShares 2030 Corporate Bond ETF (BSCU)–(continued)

August 31, 2023

	Principal Amount	Value
Specialized REITs-0.96%
American Tower Corp.
2.90%, 01/15/2030	$1,000,000	$853,085
2.10%, 06/15/2030	1,000,000	799,001
1.88%, 10/15/2030	1,050,000	818,073

		2,470,159

Specialty Retail-2.05%
AutoNation, Inc., 4.75%, 06/01/2030	668,000	622,694
Best Buy Co., Inc., 1.95%, 10/01/2030	871,000	698,636
Dell International LLC/EMC Corp., 6.20%, 07/15/2030	1,000,000	1,029,675
Leidos, Inc., 4.38%, 05/15/2030	1,000,000	922,794
Lowe’s Cos., Inc., 1.70%, 10/15/2030	1,677,000	1,332,627
Tractor Supply Co., 1.75%, 11/01/2030	851,000	665,851

		5,272,277

Technology Hardware, Storage & Peripherals-1.84%
Apple, Inc.
4.15%, 05/10/2030	671,000	656,605
1.65%, 05/11/2030	2,340,000	1,955,160
1.25%, 08/20/2030	1,670,000	1,344,713
NetApp, Inc., 2.70%, 06/22/2030	940,000	784,605

		4,741,083

Textiles, Apparel & Luxury Goods-0.65%
Ralph Lauren Corp., 2.95%, 06/15/2030(b)	982,000	865,304
VF Corp., 2.95%, 04/23/2030(b)	980,000	814,134

		1,679,438

Tobacco-2.10%
Altria Group, Inc., 3.40%, 05/06/2030(b)	1,007,000	885,455
Philip Morris International, Inc.
5.13%, 02/15/2030(b)	2,950,000	2,917,246
2.10%, 05/01/2030	1,000,000	822,722
1.75%, 11/01/2030	984,000	772,215

		5,397,638

Trading Companies & Distributors-0.83%
Air Lease Corp.
3.00%, 02/01/2030	870,000	731,949
3.13%, 12/01/2030	1,000,000	834,403
GATX Corp., 4.00%, 06/30/2030(b)	634,000	575,921

		2,142,273

Investment Abbreviations:

REIT-Real Estate Investment Trust

	Principal Amount	Value
Water Utilities-0.45%
American Water Capital Corp., 2.80%, 05/01/2030	$700,000	$607,079
Essential Utilities, Inc., 2.70%, 04/15/2030	650,000	547,864

		1,154,943

Total U.S. Dollar Denominated Bonds & Notes (Cost $270,097,669)		255,043,053

	Shares
Money Market Funds-0.02%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(c)(d) (Cost $42,585)	42,585	42,585

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.11% (Cost $270,140,254)		255,085,638

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-17.10%
Invesco Private Government Fund, 5.30%(c)(d)(e)	12,326,202	12,326,202
Invesco Private Prime Fund, 5.51%(c)(d)(e)	31,695,872	31,695,872

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $44,021,413)		44,022,074

TOTAL INVESTMENTS IN SECURITIES-116.21% (Cost $314,161,667)		299,107,712
OTHER ASSETS LESS LIABILITIES-(16.21)%		(41,712,023)

NET ASSETS-100.00%		$257,395,689

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

140

Invesco BulletShares 2030 Corporate Bond ETF (BSCU)–(continued)

August 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$163,411	$5,708,831	$(5,829,657)	$-	$-	$42,585	$13,419

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	1,786,892	48,065,235	(37,525,925)	-	-	12,326,202	300,089	*

Invesco Private Prime Fund	4,594,865	107,262,086	(80,159,306)	373	(2,146)	31,695,872	810,054	*

Total	$6,545,168	$161,036,152	$(123,514,888)	$373	$(2,146)	$44,064,659	$1,123,562

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

141

Invesco BulletShares 2031 Corporate Bond ETF (BSCV)

August 31, 2023

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-99.07%
Aerospace & Defense-1.84%
Boeing Co. (The), 3.63%, 02/01/2031	$1,470,000	$1,313,462
General Dynamics Corp., 2.25%, 06/01/2031	530,000	443,914
L3Harris Technologies, Inc., 1.80%, 01/15/2031	690,000	543,805
RTX Corp., 1.90%, 09/01/2031	1,055,000	827,089
Textron, Inc., 2.45%, 03/15/2031	530,000	436,183

		3,564,453

Air Freight & Logistics-0.45%
FedEx Corp., 2.40%, 05/15/2031	1,061,000	876,545

Automobile Components-0.24%
American Honda Finance Corp., 1.80%, 01/13/2031	590,000	473,718

Automobiles-1.70%
Mercedes-Benz Finance North America LLC (Germany), 8.50%, 01/18/2031	1,600,000	1,952,867
Toyota Motor Corp. (Japan), 2.36%, 03/25/2031(b)	530,000	445,912
Toyota Motor Credit Corp.
1.65%, 01/10/2031	590,000	471,834
1.90%, 09/12/2031	530,000	424,506

		3,295,119

Banks-1.75%
Mizuho Financial Group, Inc. (Japan), 2.56%, 09/13/2031	1,100,000	856,361
Royal Bank of Canada (Canada), 2.30%, 11/03/2031	1,600,000	1,288,269
Sumitomo Mitsui Financial Group, Inc. (Japan)
1.71%, 01/12/2031	600,000	462,678
2.22%, 09/17/2031	1,000,000	790,736

		3,398,044

Beverages-2.86%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.90%, 01/23/2031	800,000	803,837
Coca-Cola Co. (The)
2.00%, 03/05/2031	800,000	666,271
1.38%, 03/15/2031	1,369,000	1,081,441
Constellation Brands, Inc., 2.25%, 08/01/2031	1,060,000	852,751
Keurig Dr Pepper, Inc., 2.25%, 03/15/2031	530,000	432,030
PepsiCo, Inc.
1.40%, 02/25/2031	790,000	628,762
1.95%, 10/21/2031	1,330,000	1,086,662

		5,551,754

Biotechnology-0.57%
Amgen, Inc., 2.30%, 02/25/2031	1,330,000	1,099,149

Broadline Retail-1.91%
Amazon.com, Inc., 2.10%, 05/12/2031	3,186,000	2,643,936
eBay, Inc., 2.60%, 05/10/2031	800,000	662,263
Kohl’s Corp., 4.63%, 05/01/2031	530,000	390,689

		3,696,888

Building Products-0.82%
Carrier Global Corp., 2.70%, 02/15/2031	800,000	672,097

	Principal Amount	Value
Building Products-(continued)
Johnson Controls International PLC/Tyco Fire & Security Finance S.C.A., 2.00%, 09/16/2031	$530,000	$418,256
Masco Corp., 2.00%, 02/15/2031	637,000	503,508

		1,593,861

Capital Markets-4.28%
Ares Capital Corp., 3.20%, 11/15/2031	740,000	575,767
Bank of New York Mellon Corp. (The)
1.65%, 01/28/2031	530,000	421,891
1.80%, 07/28/2031	530,000	417,082
BlackRock, Inc., 1.90%, 01/28/2031	1,330,000	1,080,128
Brookfield Finance, Inc. (Canada), 2.72%, 04/15/2031	522,000	426,488
Charles Schwab Corp. (The)
1.65%, 03/11/2031	770,000	590,348
2.30%, 05/13/2031	800,000	643,276
1.95%, 12/01/2031	900,000	691,068
Jefferies Financial Group, Inc., 2.63%, 10/15/2031	1,051,000	820,372
Moody’s Corp., 2.00%, 08/19/2031	630,000	507,441
Nasdaq, Inc., 1.65%, 01/15/2031(b)	690,000	540,966
Nomura Holdings, Inc. (Japan), 2.61%, 07/14/2031	1,100,000	865,390
State Street Corp., 2.20%, 03/03/2031	900,000	717,594

		8,297,811

Chemicals-0.26%
Ecolab, Inc., 1.30%, 01/30/2031	640,000	498,995

Commercial Services & Supplies-0.70%
Republic Services, Inc., 1.45%, 02/15/2031	690,000	534,633
Waste Management, Inc., 1.50%, 03/15/2031	1,060,000	827,167

		1,361,800

Communications Equipment-0.38%
Motorola Solutions, Inc., 2.75%, 05/24/2031	900,000	730,684

Construction Materials-0.73%
Eagle Materials, Inc., 2.50%, 07/01/2031	790,000	638,652
Martin Marietta Materials, Inc., 2.40%, 07/15/2031	950,000	769,476

		1,408,128

Consumer Finance-2.56%
Ally Financial, Inc.
8.00%, 11/01/2031	2,100,000	2,172,744
8.00%, 11/01/2031	520,000	542,695
General Motors Financial Co., Inc.
2.35%, 01/08/2031	1,060,000	824,229
2.70%, 06/10/2031	1,060,000	836,526
Synchrony Financial, 2.88%, 10/28/2031	800,000	595,523

		4,971,717

Consumer Staples Distribution & Retail-1.47%
Dollar Tree, Inc., 2.65%, 12/01/2031	850,000	687,084
Kroger Co. (The), 1.70%, 01/15/2031	530,000	412,265
Walmart, Inc., 1.80%, 09/22/2031	2,130,000	1,744,952

		2,844,301

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

142

Invesco BulletShares 2031 Corporate Bond ETF (BSCV)–(continued)

August 31, 2023

	Principal Amount	Value
Containers & Packaging-0.36%
Amcor Flexibles North America, Inc., 2.69%, 05/25/2031	$850,000	$692,502

Diversified REITs-0.88%
American Assets Trust L.P., 3.38%, 02/01/2031	510,000	396,557
Corporate Office Properties L.P., 2.75%, 04/15/2031	640,000	494,086
Physicians Realty L.P., 2.63%, 11/01/2031	508,000	395,324
W.P. Carey, Inc., 2.40%, 02/01/2031	530,000	424,229

		1,710,196

Diversified Telecommunication Services-5.80%
AT&T, Inc., 2.75%, 06/01/2031	3,190,000	2,637,097
Orange S.A. (France), 9.00%, 03/01/2031	2,620,000	3,179,786
Verizon Communications, Inc.
1.75%, 01/20/2031	2,373,000	1,848,258
2.55%, 03/21/2031	4,350,000	3,583,377

		11,248,518

Electric Utilities-5.54%
Appalachian Power Co., Series AA, 2.70%, 04/01/2031	530,000	440,283
Baltimore Gas and Electric Co., 2.25%, 06/15/2031	640,000	524,666
Berkshire Hathaway Energy Co., 1.65%, 05/15/2031	530,000	410,750
Consolidated Edison Co. of New York, Inc., 2.40%, 06/15/2031	960,000	796,817
Duke Energy Carolinas LLC, 2.55%, 04/15/2031	590,000	500,137
Duke Energy Corp., 2.55%, 06/15/2031	1,064,000	870,103
Duke Energy Florida LLC, 2.40%, 12/15/2031	690,000	563,888
Duke Energy Progress LLC, 2.00%, 08/15/2031	691,000	550,809
Entergy Corp., 2.40%, 06/15/2031	690,000	551,552
Entergy Texas, Inc., 1.75%, 03/15/2031	636,000	498,785
FirstEnergy Corp., Series C, 7.38%, 11/15/2031	510,000	567,809
Pacific Gas and Electric Co., 2.50%, 02/01/2031	2,130,000	1,664,069
PG&E Wildfire Recovery Funding LLC, Series A-1, 4.02%, 06/01/2031	611,313	586,333
Progress Energy, Inc., 7.75%, 03/01/2031	690,000	774,467
Public Service Co. of Colorado, 1.88%, 06/15/2031	793,000	626,614
Southern Co. Gas Capital Corp., Series 20-A, 1.75%, 01/15/2031	509,000	395,962
Virginia Electric & Power Co., 2.30%, 11/15/2031	530,000	427,336

		10,750,380

Electrical Equipment-0.45%
Emerson Electric Co., 2.20%, 12/21/2031	1,060,000	872,914

Electronic Equipment, Instruments & Components-1.77%
Amphenol Corp., 2.20%, 09/15/2031	770,000	623,229
CDW LLC/CDW Finance Corp., 3.57%, 12/01/2031	1,020,000	863,498
Jabil, Inc., 3.00%, 01/15/2031	640,000	535,173

	Principal Amount	Value
Electronic Equipment, Instruments & Components-(continued)
Teledyne Technologies, Inc., 2.75%, 04/01/2031	$1,096,000	$915,713
Vontier Corp., 2.95%, 04/01/2031	634,000	503,013

		3,440,626

Energy Equipment & Services-0.25%
Helmerich & Payne, Inc., 2.90%, 09/29/2031 .	590,000	479,888

Entertainment-1.51%
Electronic Arts, Inc., 1.85%, 02/15/2031	800,000	640,819
Walt Disney Co. (The), 2.65%, 01/13/2031	2,660,000	2,280,239

		2,921,058

Financial Services-2.10%
Fidelity National Information Services, Inc., 2.25%, 03/01/2031	1,330,000	1,074,874
Global Payments, Inc., 2.90%, 11/15/2031	800,000	656,244
Mastercard, Inc.
1.90%, 03/15/2031	640,000	525,836
2.00%, 11/18/2031	800,000	650,155
ORIX Corp. (Japan), 2.25%, 03/09/2031(b)	440,000	359,301
Visa, Inc., 1.10%, 02/15/2031	1,050,000	817,389

		4,083,799

Food Products-2.17%
Bunge Ltd. Finance Corp., 2.75%, 05/14/2031	1,060,000	887,500
Flowers Foods, Inc., 2.40%, 03/15/2031	530,000	429,702
General Mills, Inc., 2.25%, 10/14/2031	530,000	428,676
Kellogg Co., Series B, 7.45%, 04/01/2031	660,000	744,817
McCormick & Co., Inc., 1.85%, 02/15/2031	529,000	416,843
Mondelez International, Inc., 1.50%, 02/04/2031	530,000	411,704
Pilgrim’s Pride Corp., 4.25%, 04/15/2031	1,040,000	900,684

		4,219,926

Gas Utilities-0.47%
Atmos Energy Corp., 1.50%, 01/15/2031	640,000	499,949
National Fuel Gas Co., 2.95%, 03/01/2031	525,000	422,945

		922,894

Ground Transportation-1.37%
Canadian Pacific Railway Co. (Canada), 2.45%, 12/02/2031	1,492,000	1,324,603
Norfolk Southern Corp., 2.30%, 05/15/2031(b)	530,000	437,523
Union Pacific Corp., 2.38%, 05/20/2031	1,060,000	890,638

		2,652,764

Health Care Equipment & Supplies-1.34%
Baxter International, Inc., 1.73%, 04/01/2031	670,000	517,281
Becton, Dickinson and Co., 1.96%, 02/11/2031	1,060,000	853,153
STERIS Irish FinCo Unlimited Co., 2.70%, 03/15/2031	700,000	579,929
Zimmer Biomet Holdings, Inc., 2.60%, 11/24/2031	800,000	652,250

		2,602,613

Health Care Providers & Services-6.04%
Cencora, Inc., 2.70%, 03/15/2031	1,060,000	892,436

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

143

Invesco BulletShares 2031 Corporate Bond ETF (BSCV)–(continued)

August 31, 2023

	Principal Amount	Value
Health Care Providers & Services-(continued)
Centene Corp.
2.50%, 03/01/2031	$2,340,000	$1,865,573
2.63%, 08/01/2031	1,380,000	1,099,092
Cigna Group (The), 2.38%, 03/15/2031	1,600,000	1,317,709
CVS Health Corp.
5.25%, 01/30/2031	790,000	780,941
1.88%, 02/28/2031	1,330,000	1,044,831
2.13%, 09/15/2031	1,060,000	837,915
Elevance Health, Inc., 2.55%, 03/15/2031	1,060,000	888,362
HCA, Inc., 2.38%, 07/15/2031	900,000	711,034
Laboratory Corp. of America Holdings, 2.70%, 06/01/2031	530,000	442,323
Quest Diagnostics, Inc., 2.80%, 06/30/2031	590,000	501,065
UnitedHealth Group, Inc., 2.30%, 05/15/2031	1,600,000	1,338,519

		11,719,800

Health Care REITs-2.07%
Healthcare Realty Holdings L.P., 2.00%, 03/15/2031	850,000	655,523
Healthpeak OP LLC, 2.88%, 01/15/2031	640,000	535,938
Omega Healthcare Investors, Inc., 3.38%, 02/01/2031	740,000	598,614
Sabra Health Care L.P., 3.20%, 12/01/2031	820,000	627,215
Ventas Realty L.P., 2.50%, 09/01/2031	514,000	405,826
Welltower OP LLC
2.75%, 01/15/2031	640,000	528,773
2.80%, 06/01/2031	800,000	660,784

		4,012,673

Hotels, Restaurants & Leisure-0.72%
Expedia Group, Inc., 2.95%, 03/15/2031	520,000	435,145
Marriott International, Inc., Series HH, 2.85%, 04/15/2031	1,160,000	963,949

		1,399,094

Household Products-0.73%
Kimberly-Clark Corp., 2.00%, 11/02/2031	640,000	525,149
Procter & Gamble Co. (The), 1.95%, 04/23/2031	1,060,000	890,086

		1,415,235

Independent Power and Renewable Electricity Producers-0.43%
AES Corp. (The), 2.45%, 01/15/2031	1,060,000	842,671

Industrial Conglomerates-0.65%
Honeywell International, Inc., 1.75%, 09/01/2031	1,580,000	1,257,761

Insurance-1.78%
Aon Corp./Aon Global Holdings PLC, 2.60%, 12/02/2031	530,000	435,373
Assured Guaranty US Holdings, Inc., 3.15%, 06/15/2031	535,000	455,701
Brown & Brown, Inc., 2.38%, 03/15/2031	740,000	592,387
Fidelity National Financial, Inc., 2.45%, 03/15/2031	640,000	509,779
First American Financial Corp., 2.40%, 08/15/2031	640,000	491,552

	Principal Amount	Value
Insurance-(continued)
Lincoln National Corp., 3.40%, 01/15/2031(b)	$530,000	$448,075
Primerica, Inc., 2.80%, 11/19/2031	630,000	518,575

		3,451,442

IT Services-0.61%
Kyndryl Holdings, Inc., 3.15%, 10/15/2031	690,000	536,438
VeriSign, Inc., 2.70%, 06/15/2031	801,000	656,352

		1,192,790

Leisure Products-0.23%
Brunswick Corp., 2.40%, 08/18/2031	590,000	452,760

Life Sciences Tools & Services-1.33%
Agilent Technologies, Inc., 2.30%, 03/12/2031	900,000	737,401
Illumina, Inc., 2.55%, 03/23/2031	512,000	411,382
Revvity, Inc., 2.25%, 09/15/2031	510,000	401,989
Thermo Fisher Scientific, Inc., 2.00%, 10/15/2031	1,280,000	1,032,858

		2,583,630

Machinery-1.21%
Caterpillar, Inc., 1.90%, 03/12/2031	530,000	445,452
IDEX Corp., 2.63%, 06/15/2031	522,000	430,976
John Deere Capital Corp.
1.45%, 01/15/2031	640,000	507,654
2.00%, 06/17/2031	640,000	523,237
Xylem, Inc., 2.25%, 01/30/2031	528,000	434,158

		2,341,477

Media-3.31%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., 2.80%, 04/01/2031	1,700,000	1,370,975
Comcast Corp.
1.95%, 01/15/2031	1,580,000	1,278,507
1.50%, 02/15/2031	1,860,000	1,456,518
Interpublic Group of Cos., Inc. (The), 2.40%, 03/01/2031	536,000	433,686
Omnicom Group, Inc., 2.60%, 08/01/2031	850,000	696,292
Paramount Global, 4.95%, 01/15/2031(b)	1,320,000	1,178,126

		6,414,104

Metals & Mining-0.24%
Steel Dynamics, Inc., 3.25%, 01/15/2031	530,000	462,451

Multi-Utilities-1.91%
Ameren Corp., 3.50%, 01/15/2031	850,000	751,128
CenterPoint Energy, Inc., 2.65%, 06/01/2031	530,000	435,334
Dominion Energy, Inc., Series C, 2.25%, 08/15/2031	900,000	717,721
DTE Electric Co., Series C, 2.63%, 03/01/2031	637,000	542,607
NiSource, Inc., 1.70%, 02/15/2031	800,000	618,689
Public Service Enterprise Group, Inc., 2.45%, 11/15/2031	798,000	642,678

		3,708,157

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

144

Invesco BulletShares 2031 Corporate Bond ETF (BSCV)–(continued)

August 31, 2023

	Principal Amount	Value
Office REITs-0.91%
Alexandria Real Estate Equities, Inc., 3.38%, 08/15/2031	$800,000	$691,687
Boston Properties L.P., 3.25%, 01/30/2031	1,330,000	1,084,090

		1,775,777

Oil, Gas & Consumable Fuels-7.26%
Boardwalk Pipelines L.P., 3.40%, 02/15/2031	530,000	452,500
Burlington Resources LLC, 7.20%, 08/15/2031	470,000	533,378
Cheniere Energy Partners L.P., 4.00%, 03/01/2031	1,590,000	1,405,440
Conoco Funding Co., 7.25%, 10/15/2031	396,000	449,764
Devon Energy Corp., 7.88%, 09/30/2031	660,000	744,810
Diamondback Energy, Inc., 3.13%, 03/24/2031	830,000	714,212
Hess Corp., 7.30%, 08/15/2031	670,000	732,622
Kinder Morgan, Inc.
2.00%, 02/15/2031	800,000	629,301
7.80%, 08/01/2031	570,000	637,655
Occidental Petroleum Corp.
6.13%, 01/01/2031	1,220,000	1,230,577
7.50%, 05/01/2031	920,000	997,773
ONEOK, Inc., 6.35%, 01/15/2031	640,000	658,279
Ovintiv, Inc., 7.38%, 11/01/2031	510,000	547,350
Pioneer Natural Resources Co., 2.15%, 01/15/2031	1,060,000	859,778
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 4.88%, 02/01/2031	1,020,000	937,889
TransCanada PipeLines Ltd. (Canada), 2.50%, 10/12/2031	1,060,000	845,289
Valero Energy Corp., 2.80%, 12/01/2031	490,000	402,579
Williams Cos., Inc. (The), 2.60%, 03/15/2031 .	1,600,000	1,314,176

		14,093,372

Personal Care Products-0.61%
Estee Lauder Cos., Inc. (The), 1.95%, 03/15/2031	630,000	508,937
Unilever Capital Corp. (United Kingdom), 1.75%, 08/12/2031	840,000	672,939

		1,181,876

Pharmaceuticals-1.92%
AstraZeneca Finance LLC (United Kingdom), 2.25%, 05/28/2031	790,000	657,785
Merck & Co., Inc., 2.15%, 12/10/2031	2,100,000	1,717,560
Pfizer, Inc., 1.75%, 08/18/2031	1,060,000	853,619
Royalty Pharma PLC, 2.15%, 09/02/2031(b)	640,000	497,034

		3,725,998

Professional Services-0.87%
Broadridge Financial Solutions, Inc., 2.60%, 05/01/2031	1,060,000	865,904
Equifax, Inc., 2.35%, 09/15/2031	1,060,000	831,758

		1,697,662

Real Estate Management & Development-0.22%
CBRE Services, Inc., 2.50%, 04/01/2031	531,000	427,093

	Principal Amount	Value
Residential REITs-1.08%
AvalonBay Communities, Inc., 2.45%, 01/15/2031	$640,000	$532,667
ERP Operating L.P., 1.85%, 08/01/2031	521,000	408,418
Invitation Homes Operating Partnership L.P., 2.00%, 08/15/2031	670,000	513,365
Sun Communities Operating L.P., 2.70%, 07/15/2031	801,000	636,797

		2,091,247

Retail REITs-1.18%
Brixmor Operating Partnership L.P., 2.50%, 08/16/2031	530,000	417,477
Kimco Realty OP LLC, 2.25%, 12/01/2031	515,000	399,329
Realty Income Corp., 3.25%, 01/15/2031	1,010,000	874,546
Simon Property Group L.P., 2.20%, 02/01/2031	740,000	590,326

		2,281,678

Semiconductors & Semiconductor Equipment-2.36%
Analog Devices, Inc., 2.10%, 10/01/2031	1,060,000	868,196
Intel Corp., 2.00%, 08/12/2031	1,320,000	1,067,583
Marvell Technology, Inc., 2.95%, 04/15/2031	800,000	668,064
NVIDIA Corp., 2.00%, 06/15/2031	1,330,000	1,102,782
Skyworks Solutions, Inc., 3.00%, 06/01/2031	530,000	431,733
Texas Instruments, Inc., 1.90%, 09/15/2031	530,000	432,823

		4,571,181

Software-3.91%
Autodesk, Inc., 2.40%, 12/15/2031	1,067,000	866,990
Fortinet, Inc., 2.20%, 03/15/2031	510,000	401,759
Oracle Corp., 2.88%, 03/25/2031	3,460,000	2,925,298
Roper Technologies, Inc., 1.75%, 02/15/2031	1,060,000	832,815
Salesforce, Inc., 1.95%, 07/15/2031	1,600,000	1,304,712
VMware, Inc., 2.20%, 08/15/2031	1,600,000	1,248,263

		7,579,837

Specialized REITs-3.42%
American Tower Corp.
2.70%, 04/15/2031	740,000	605,849
2.30%, 09/15/2031	740,000	579,307
Crown Castle, Inc.
2.25%, 01/15/2031	1,170,000	940,628
2.10%, 04/01/2031	1,060,000	836,804
2.50%, 07/15/2031	800,000	645,497
Equinix, Inc., 2.50%, 05/15/2031	1,060,000	859,770
Extra Space Storage L.P., 2.40%, 10/15/2031	640,000	503,105
GLP Capital L.P./GLP Financing II, Inc., 4.00%, 01/15/2031	720,000	618,242
Public Storage Operating Co.
2.30%, 05/01/2031	690,000	568,652
2.25%, 11/09/2031	580,000	469,843

		6,627,697

Specialty Retail-2.99%
AutoZone, Inc., 1.65%, 01/15/2031	640,000	497,552
Home Depot, Inc. (The)
1.38%, 03/15/2031	1,330,000	1,042,113
1.88%, 09/15/2031	1,060,000	853,394
Leidos, Inc., 2.30%, 02/15/2031	1,060,000	840,414

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

145

Invesco BulletShares 2031 Corporate Bond ETF (BSCV)–(continued)

August 31, 2023

	Principal Amount	Value
Specialty Retail-(continued)
Lowe’s Cos., Inc., 2.63%, 04/01/2031	$1,600,000	$1,342,217
O’Reilly Automotive, Inc., 1.75%, 03/15/2031	510,000	402,079
Ross Stores, Inc., 1.88%, 04/15/2031	510,000	400,063
TJX Cos., Inc. (The), 1.60%, 05/15/2031	530,000	426,292

		5,804,124

Technology Hardware, Storage & Peripherals-2.13%
Apple, Inc.
1.65%, 02/08/2031	2,930,000	2,402,698
1.70%, 08/05/2031(b)	1,060,000	863,251
HP, Inc., 2.65%, 06/17/2031	1,060,000	859,639

		4,125,588

Tobacco-0.54%
B.A.T Capital Corp. (United Kingdom), 2.73%, 03/25/2031	1,320,000	1,046,193

Water Utilities-0.25%
American Water Capital Corp., 2.30%, 06/01/2031	586,000	481,114

Wireless Telecommunication Services-1.63%
T-Mobile USA, Inc.
2.88%, 02/15/2031	1,050,000	883,761
3.50%, 04/15/2031	2,610,000	2,281,159

		3,164,920

Total U.S. Dollar Denominated Bonds & Notes (Cost $199,230,992)		192,190,447

	Shares	Value
Money Market Funds-0.02%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(c)(d) (Cost $42,663)	42,663	$42,663

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.09% (Cost $199,273,655)		192,233,110

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.72%
Invesco Private Government Fund, 5.30%(c)(d)(e)	932,243	932,243
Invesco Private Prime Fund, 5.51%(c)(d)(e)	2,397,193	2,397,193

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,329,384)		3,329,436

TOTAL INVESTMENTS IN SECURITIES-100.81% (Cost $202,603,039)		195,562,546
OTHER ASSETS LESS LIABILITIES-(0.81)%		(1,578,745)

NET ASSETS-100.00%.		$193,983,801

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$15,756	$5,224,143	$(5,197,236)	$-	$-	$42,663	$11,872

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	120,081	9,091,110	(8,278,948)	-	-	932,243	33,283	*

Invesco Private Prime Fund	308,780	17,418,647	(15,329,614)	38	(658)	2,397,193	90,188	*

Total	$444,617	$31,733,900	$(28,805,798)	$38	$(658)	$3,372,099	$135,343

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.65%
Aerospace & Defense-0.81%
Lockheed Martin Corp., 3.90%, 06/15/2032	$590,000	$549,023
RTX Corp., 2.38%, 03/15/2032	760,000	612,066

		1,161,089

Automobiles-0.99%
General Motors Co., 5.60%, 10/15/2032(b)	950,000	914,766
Honda Motor Co. Ltd. (Japan), 2.97%, 03/10/2032	570,000	498,772

		1,413,538

Banks-4.35%
Bank of Nova Scotia (The) (Canada), 2.45%, 02/02/2032	640,000	519,052
Canadian Imperial Bank of Commerce (Canada), 3.60%, 04/07/2032	760,000	677,459
Citigroup, Inc., 6.63%, 06/15/2032	740,000	772,979
Citizens Financial Group, Inc., 2.64%, 09/30/2032	450,000	328,577
KeyBank N.A., 4.90%, 08/08/2032	625,000	516,118
Royal Bank of Canada (Canada), 3.88%, 05/04/2032	740,000	672,480
Toronto-Dominion Bank (The) (Canada)
2.45%, 01/12/2032	440,000	355,920
3.20%, 03/10/2032	1,134,000	966,886
4.46%, 06/08/2032	1,510,000	1,407,475

		6,216,946

Beverages-1.77%
Constellation Brands, Inc., 4.75%, 05/09/2032	530,000	508,330
Diageo Capital PLC (United Kingdom), 2.13%, 04/29/2032	670,000	539,022
Keurig Dr Pepper, Inc., 4.05%, 04/15/2032	642,000	588,764
PepsiCo, Inc., 3.90%, 07/18/2032	950,000	901,559

		2,537,675

Biotechnology-0.88%
Amgen, Inc.
2.00%, 01/15/2032	755,000	592,875
3.35%, 02/22/2032	760,000	663,791

		1,256,666

Broadline Retail-2.40%
Amazon.com, Inc.
3.60%, 04/13/2032	1,890,000	1,739,841
4.70%, 12/01/2032	1,700,000	1,690,211

		3,430,052

Building Products-0.23%
Carlisle Cos., Inc., 2.20%, 03/01/2032	415,000	326,893

Capital Markets-5.00%
Ameriprise Financial, Inc., 4.50%, 05/13/2032	380,000	359,816
BlackRock, Inc., 2.10%, 02/25/2032	760,000	606,367
Brookfield Finance I (UK) PLC/Brookfield Finance, Inc. (Canada), 2.34%, 01/30/2032	458,000	354,761

	Principal Amount	Value
Capital Markets-(continued)
Charles Schwab Corp. (The), 2.90%, 03/03/2032	$760,000	$628,231
CME Group, Inc., 2.65%, 03/15/2032	605,000	507,778
Credit Suisse USA, Inc. (Switzerland), 7.13%, 07/15/2032	546,000	609,497
FactSet Research Systems, Inc., 3.45%, 03/01/2032	370,000	313,839
Jefferies Financial Group, Inc., 2.75%, 10/15/2032	380,000	291,388
Moody’s Corp., 4.25%, 08/08/2032	380,000	357,481
Morgan Stanley, 7.25%, 04/01/2032	740,000	842,139
Nomura Holdings, Inc. (Japan), 3.00%, 01/22/2032	670,000	536,688
Northern Trust Corp., 6.13%, 11/02/2032	760,000	776,316
S&P Global, Inc., 2.90%, 03/01/2032	1,130,000	968,386

		7,152,687

Chemicals-1.31%
Albemarle Corp., 5.05%, 06/01/2032	440,000	414,612
Celanese US Holdings LLC, 6.38%, 07/15/2032	755,000	747,911
Ecolab, Inc., 2.13%, 02/01/2032(b)	490,000	399,352
Sherwin-Williams Co. (The), 2.20%, 03/15/2032	400,000	317,370

		1,879,245

Commercial Services & Supplies-1.70%
Cintas Corp. No. 2, 4.00%, 05/01/2032	600,000	561,478
Republic Services, Inc., 1.75%, 02/15/2032	572,000	442,984
Waste Connections, Inc.
2.20%, 01/15/2032	490,000	392,305
3.20%, 06/01/2032	375,000	322,582
Waste Management, Inc., 4.15%, 04/15/2032	755,000	708,600

		2,427,949

Communications Equipment-0.31%
Motorola Solutions, Inc., 5.60%, 06/01/2032	450,000	444,399

Construction & Engineering-0.21%
Quanta Services, Inc., 2.35%, 01/15/2032	376,000	297,768

Consumer Finance-0.93%
Discover Financial Services, 6.70%, 11/29/2032	570,000	567,531
General Motors Financial Co., Inc., 3.10%, 01/12/2032	950,000	761,911

		1,329,442

Consumer Staples Distribution & Retail-1.93%
Costco Wholesale Corp., 1.75%, 04/20/2032(b)	760,000	604,993
Dollar General Corp., 5.00%, 11/01/2032	530,000	504,937
Target Corp., 4.50%, 09/15/2032(b)	760,000	733,679
Walmart, Inc., 4.15%, 09/09/2032	950,000	921,159

		2,764,768

Containers & Packaging-0.66%
Avery Dennison Corp., 2.25%, 02/15/2032	380,000	294,310

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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	Principal Amount	Value
Containers & Packaging-(continued)
Sonoco Products Co., 2.85%, 02/01/2032	$380,000	$312,001
WRKCo, Inc., 4.20%, 06/01/2032	377,000	343,620

		949,931

Distributors-0.22%
Genuine Parts Co., 2.75%, 02/01/2032	381,000	310,759

Diversified Consumer Services-0.26%
RELX Capital, Inc. (United Kingdom), 4.75%, 05/20/2032	380,000	367,009

Diversified REITs-0.95%
CubeSmart L.P., 2.50%, 02/15/2032	380,000	299,881
VICI Properties L.P., 5.13%, 05/15/2032	1,139,000	1,056,672

		1,356,553

Diversified Telecommunication Services-3.69%
AT&T, Inc., 2.25%, 02/01/2032	1,890,000	1,475,293
Deutsche Telekom International Finance B.V. (Germany), 9.25%, 06/01/2032	370,000	465,696
TELUS Corp. (Canada), 3.40%, 05/13/2032	680,000	572,895
Verizon Communications, Inc., 2.36%, 03/15/2032	3,500,000	2,769,316

		5,283,200

Electric Utilities-8.55%
AEP Texas, Inc., 4.70%, 05/15/2032	380,000	360,258
Alabama Power Co., 3.05%, 03/15/2032	520,000	446,725
American Electric Power Co., Inc., 5.95%, 11/01/2032	380,000	390,987
Appalachian Power Co., Series BB, 4.50%, 08/01/2032	358,000	332,489
Duke Energy Carolinas LLC, 2.85%, 03/15/2032	380,000	320,945
Duke Energy Corp., 4.50%, 08/15/2032	870,000	810,155
Duke Energy Progress LLC, 3.40%, 04/01/2032	360,000	317,041
Entergy Louisiana LLC, 2.35%, 06/15/2032	380,000	302,667
Eversource Energy, 3.38%, 03/01/2032	480,000	411,297
Exelon Corp., 3.35%, 03/15/2032	490,000	421,374
Florida Power & Light Co., 2.45%, 02/03/2032	1,202,000	997,461
Georgia Power Co., 4.70%, 05/15/2032	530,000	506,405
National Rural Utilities Cooperative Finance Corp.
2.75%, 04/15/2032	380,000	311,728
4.02%, 11/01/2032	426,000	385,893
NextEra Energy Capital Holdings, Inc.
2.44%, 01/15/2032	760,000	608,925
5.00%, 07/15/2032	760,000	734,914
Oncor Electric Delivery Co. LLC, 4.55%, 09/15/2032	596,000	568,164
Pacific Gas and Electric Co., 5.90%, 06/15/2032	450,000	431,167
Southern California Edison Co.
2.75%, 02/01/2032	340,000	281,277
5.95%, 11/01/2032	570,000	591,197
Southern Co. (The), 5.70%, 10/15/2032	380,000	386,153
Southern Co. Gas Capital Corp., 5.15%, 09/15/2032	380,000	371,305
Union Electric Co., 2.15%, 03/15/2032	400,000	316,939

	Principal Amount	Value
Electric Utilities-(continued)
Virginia Electric & Power Co., 2.40%, 03/30/2032	$440,000	$354,884
Wisconsin Electric Power Co., 4.75%, 09/30/2032	380,000	371,506
Wisconsin Power and Light Co., 3.95%, 09/01/2032	440,000	401,205
Xcel Energy, Inc., 4.60%, 06/01/2032	530,000	495,270

		12,228,331

Electrical Equipment-0.25%
CenterPoint Energy Houston Electric LLC, Series AI, 4.45%, 10/01/2032	376,000	357,002

Electronic Equipment, Instruments & Components-1.13%
Allegion US Holding Co., Inc., 5.41%, 07/01/2032	457,000	445,414
Arrow Electronics, Inc., 2.95%, 02/15/2032	380,000	305,258
Eaton Corp., 4.00%, 11/02/2032	530,000	496,237
Tyco Electronics Group S.A., 2.50%, 02/04/2032	450,000	375,296

		1,622,205

Entertainment-2.87%
Take-Two Interactive Software, Inc., 4.00%, 04/14/2032	380,000	342,281
TWDC Enterprises 18 Corp., 7.00%, 03/01/2032	380,000	427,412
Warnermedia Holdings, Inc., 4.28%, 03/15/2032	3,770,000	3,328,363

		4,098,056

Financial Services-4.22%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 3.30%, 01/30/2032	3,060,000	2,487,886
Corebridge Financial, Inc., 3.90%, 04/05/2032	1,130,000	988,703
Fidelity National Information Services, Inc., 5.10%, 07/15/2032	570,000	558,737
Global Payments, Inc., 5.40%, 08/15/2032	570,000	559,181
ORIX Corp. (Japan)
4.00%, 04/13/2032	380,000	347,361
5.20%, 09/13/2032	374,000	373,701
PayPal Holdings, Inc., 4.40%, 06/01/2032	760,000	726,879

		6,042,448

Food Products-1.51%
Archer-Daniels-Midland Co., 2.90%, 03/01/2032	570,000	492,256
J. M. Smucker Co. (The), 2.13%, 03/15/2032	350,000	277,668
Mondelez International, Inc.
3.00%, 03/17/2032	560,000	479,315
1.88%, 10/15/2032(b)	470,000	364,705
Pilgrim’s Pride Corp., 3.50%, 03/01/2032	670,000	540,161

		2,154,105

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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	Principal Amount	Value
Gas Utilities-0.52%
CenterPoint Energy Resources Corp., 4.40%, 07/01/2032	$370,000	$345,724
Southwest Gas Corp., 4.05%, 03/15/2032	450,000	403,619

		749,343

Ground Transportation-1.70%
Canadian National Railway Co. (Canada), 3.85%, 08/05/2032	610,000	563,623
CSX Corp., 4.10%, 11/15/2032	720,000	676,266
Norfolk Southern Corp., 3.00%, 03/15/2032	450,000	383,879
Union Pacific Corp., 2.80%, 02/14/2032	950,000	812,553

		2,436,321

Health Care Equipment & Supplies-1.84%
Baxter International, Inc., 2.54%, 02/01/2032	1,170,000	939,577
Becton, Dickinson and Co., 4.30%, 08/22/2032	380,000	355,473
GE HealthCare Technologies, Inc., 5.91%, 11/22/2032	1,300,000	1,333,762

		2,628,812

Health Care Providers & Services-2.59%
Elevance Health, Inc.
4.10%, 05/15/2032	450,000	414,855
5.50%, 10/15/2032(b)	490,000	500,001
HCA, Inc., 3.63%, 03/15/2032	1,480,000	1,273,413
Humana, Inc., 2.15%, 02/03/2032	570,000	447,339
UnitedHealth Group, Inc., 4.20%, 05/15/2032	1,130,000	1,067,936

		3,703,544

Health Care REITs-0.47%
Welltower OP LLC
2.75%, 01/15/2032	380,000	307,652
3.85%, 06/15/2032	420,000	369,391

		677,043

Hotels, Restaurants & Leisure-1.30%
Marriott International, Inc., Series GG, 3.50%, 10/15/2032	760,000	646,155
McDonald’s Corp., 4.60%, 09/09/2032	570,000	557,985
Starbucks Corp., 3.00%, 02/14/2032	760,000	652,394

		1,856,534

Household Products-1.20%
Church & Dwight Co., Inc., 5.60%, 11/15/2032	373,000	386,119
Clorox Co. (The), 4.60%, 05/01/2032	453,000	438,430
Colgate-Palmolive Co., 3.25%, 08/15/2032(b)	380,000	343,981
Procter & Gamble Co. (The), 2.30%, 02/01/2032	646,000	552,539

		1,721,069

Industrial Conglomerates-1.01%
GE Capital Funding LLC, 4.55%, 05/15/2032	370,000	352,951
General Electric Co., 6.75%, 03/15/2032	980,000	1,093,403

		1,446,354

Industrial REITs-0.21%
Prologis L.P., 2.25%, 01/15/2032	370,000	297,296

	Principal Amount	Value
Insurance-2.57%
Aon Corp./Aon Global Holdings PLC, 5.00%, 09/12/2032	$375,000	$366,670
Berkshire Hathaway Finance Corp., 2.88%, 03/15/2032	760,000	663,953
Brown & Brown, Inc., 4.20%, 03/17/2032	435,000	389,624
Fairfax Financial Holdings Ltd. (Canada), 5.63%, 08/16/2032	570,000	550,692
Manulife Financial Corp. (Canada), 3.70%, 03/16/2032	570,000	511,794
Marsh & McLennan Cos., Inc., 5.75%, 11/01/2032	360,000	374,039
MetLife, Inc., 6.50%, 12/15/2032	450,000	488,214
Progressive Corp. (The), 3.00%, 03/15/2032	380,000	330,565

		3,675,551

Interactive Media & Services-1.44%
Meta Platforms, Inc., 3.85%, 08/15/2032	2,250,000	2,066,538

IT Services-0.94%
International Business Machines Corp.
2.72%, 02/09/2032	400,000	339,920
4.40%, 07/27/2032	550,000	525,016
5.88%, 11/29/2032	450,000	478,725

		1,343,661

Life Sciences Tools & Services-0.69%
Bio-Rad Laboratories, Inc., 3.70%, 03/15/2032	610,000	534,518
Thermo Fisher Scientific, Inc., 4.95%, 11/21/2032	450,000	450,187

		984,705

Machinery-0.98%
Flowserve Corp., 2.80%, 01/15/2032	380,000	302,166
John Deere Capital Corp.
3.90%, 06/07/2032	380,000	354,610
4.35%, 09/15/2032	450,000	437,070
Stanley Black & Decker, Inc., 3.00%, 05/15/2032(b)	370,000	311,404

		1,405,250

Media-1.38%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., 2.30%, 02/01/2032	745,000	562,738
Comcast Corp., 5.50%, 11/15/2032	760,000	780,078
Paramount Global, 4.20%, 05/19/2032	760,000	633,620

		1,976,436

Metals & Mining-1.20%
ArcelorMittal S.A. (Luxembourg), 6.80%, 11/29/2032	740,000	761,018
Newmont Corp., 2.60%, 07/15/2032	740,000	596,321
Nucor Corp., 3.13%, 04/01/2032	420,000	358,674

		1,716,013

Multi-Utilities-1.36%
Ameren Illinois Co., 3.85%, 09/01/2032	375,000	339,178
Dominion Energy, Inc., 5.38%, 11/15/2032	640,000	630,378
DTE Electric Co., Series A, 3.00%, 03/01/2032	380,000	324,758

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Invesco BulletShares 2032 Corporate Bond ETF (BSCW)–(continued)

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	Principal Amount	Value
Multi-Utilities-(continued)
Public Service Electric & Gas Co., 3.10%, 03/15/2032	$370,000	$321,301
San Diego Gas & Electric Co., Series XXX, 3.00%, 03/15/2032	380,000	323,885

		1,939,500

Office REITs-0.70%
Alexandria Real Estate Equities, Inc., 2.00%, 05/18/2032	680,000	516,139
Boston Properties L.P., 2.55%, 04/01/2032	640,000	480,270

		996,409

Oil, Gas & Consumable Fuels-5.55%
Boardwalk Pipelines L.P., 3.60%, 09/01/2032	360,000	302,900
BP Capital Markets America, Inc., 2.72%, 01/12/2032	1,510,000	1,264,907
Cenovus Energy, Inc. (Canada), 2.65%, 01/15/2032	376,000	303,170
Cheniere Energy Partners L.P., 3.25%, 01/31/2032	900,000	744,669
ConocoPhillips, 5.90%, 10/15/2032	380,000	406,852
Kinder Morgan, Inc., 7.75%, 01/15/2032	750,000	838,740
Marathon Oil Corp., 6.80%, 03/15/2032	420,000	438,823
MPLX L.P., 4.95%, 09/01/2032	760,000	718,363
ONEOK, Inc., 6.10%, 11/15/2032	570,000	579,316
Suncor Energy, Inc. (Canada), 7.15%, 02/01/2032	370,000	397,892
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 4.00%, 01/15/2032	705,000	608,953
Valero Energy Corp., 7.50%, 04/15/2032	550,000	615,958
Williams Cos., Inc. (The), 4.65%, 08/15/2032	760,000	714,079

		7,934,622

Personal Care Products-0.56%
Unilever Capital Corp. (United Kingdom), 5.90%, 11/15/2032	730,000	794,615

Pharmaceuticals-2.13%
Bristol-Myers Squibb Co., 2.95%, 03/15/2032	1,320,000	1,144,715
Haleon US Capital LLC, 3.63%, 03/24/2032	1,475,000	1,310,899
Zoetis, Inc., 5.60%, 11/16/2032	570,000	588,259

		3,043,873

Residential REITs-1.39%
American Homes 4 Rent L.P., 3.63%, 04/15/2032	450,000	385,848
AvalonBay Communities, Inc., 2.05%, 01/15/2032	529,000	424,550
Essex Portfolio L.P., 2.65%, 03/15/2032	470,000	374,813
Invitation Homes Operating Partnership L.P., 4.15%, 04/15/2032	450,000	400,822
Sun Communities Operating L.P., 4.20%, 04/15/2032	450,000	396,100

		1,982,133

Retail REITs-1.52%
Kimco Realty OP LLC, 3.20%, 04/01/2032	450,000	373,651

	Principal Amount	Value
Retail REITs-(continued)

Realty Income Corp.
5.63%, 10/13/2032	$548,000	$548,048
2.85%, 12/15/2032	520,000	421,913
Simon Property Group L.P.
2.25%, 01/15/2032	530,000	411,129
2.65%, 02/01/2032	530,000	426,092

		2,180,833

Semiconductors & Semiconductor Equipment-3.90%
Advanced Micro Devices, Inc., 3.92%, 06/01/2032	380,000	355,022
Broadcom, Inc., 4.30%, 11/15/2032	1,510,000	1,365,573
Intel Corp.
4.15%, 08/05/2032(b)	950,000	894,439
4.00%, 12/15/2032	570,000	528,523
KLA Corp., 4.65%, 07/15/2032	760,000	747,273
Micron Technology, Inc., 2.70%, 04/15/2032	760,000	600,186
QUALCOMM, Inc.
1.65%, 05/20/2032	930,000	722,734
4.25%, 05/20/2032	380,000	365,680

		5,579,430

Software-1.83%
Oracle Corp., 6.25%, 11/09/2032	1,700,000	1,779,941
Workday, Inc., 3.80%, 04/01/2032	950,000	843,696

		2,623,637

Specialized REITs-1.86%
American Tower Corp., 4.05%, 03/15/2032(b)	490,000	437,361
Equinix, Inc., 3.90%, 04/15/2032	910,000	810,244
Extra Space Storage L.P., 2.35%, 03/15/2032	450,000	350,387
GLP Capital L.P./GLP Financing II, Inc., 3.25%, 01/15/2032	610,000	492,382
Weyerhaeuser Co., 7.38%, 03/15/2032	500,000	563,147

		2,653,521

Specialty Retail-3.42%
AutoNation, Inc., 3.85%, 03/01/2032	510,000	432,056
AutoZone, Inc., 4.75%, 08/01/2032	570,000	545,543
Dick’s Sporting Goods, Inc., 3.15%, 01/15/2032	569,000	454,023
Home Depot, Inc. (The)
3.25%, 04/15/2032	950,000	844,667
4.50%, 09/15/2032(b)	950,000	928,381
Lowe’s Cos., Inc., 3.75%, 04/01/2032	1,200,000	1,075,550
O’Reilly Automotive, Inc., 4.70%, 06/15/2032	640,000	612,279

		4,892,499

Technology Hardware, Storage & Peripherals-1.24%
Apple, Inc., 3.35%, 08/08/2032	1,130,000	1,037,234
HP, Inc., 4.20%, 04/15/2032	515,000	460,100
Western Digital Corp., 3.10%, 02/01/2032	370,000	276,715

		1,774,049

Textiles, Apparel & Luxury Goods-0.19%
Tapestry, Inc., 3.05%, 03/15/2032	360,000	277,142

Tobacco-2.29%
Altria Group, Inc., 2.45%, 02/04/2032	1,320,000	1,030,908

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

151

Invesco BulletShares 2032 Corporate Bond ETF (BSCW)–(continued)

August 31, 2023

	Principal Amount	Value
Tobacco-(continued)
B.A.T Capital Corp. (United Kingdom)
4.74%, 03/16/2032	$670,000	$606,229
7.75%, 10/19/2032	450,000	488,694
Philip Morris International, Inc., 5.75%, 11/17/2032	1,130,000	1,146,697

		3,272,528

Trading Companies & Distributors-0.34%
Air Lease Corp., 2.88%, 01/15/2032	600,000	480,671

Water Utilities-0.40%
American Water Capital Corp., 4.45%, 06/01/2032	601,000	570,825

Wireless Telecommunication Services-2.80%
Bell Canada (Canada), Series US-5, 2.15%, 02/15/2032	450,000	354,755
Rogers Communications, Inc. (Canada), 3.80%, 03/15/2032	1,478,000	1,264,611
Sprint Capital Corp., 8.75%, 03/15/2032	1,480,000	1,765,285
T-Mobile USA, Inc., 2.70%, 03/15/2032	760,000	619,236

		4,003,887

Total U.S. Dollar Denominated Bonds & Notes (Cost $142,693,181)		141,093,360

	Shares	Value
Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(c)(d) (Cost $67,027)	67,027	$67,027

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.70% (Cost $142,760,208)		141,160,387

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.84%
Invesco Private Government Fund, 5.30%(c)(d)(e)	1,137,562	1,137,562
Invesco Private Prime Fund, 5.51%(c)(d)(e)	2,925,157	2,925,157

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,062,731)		4,062,719

TOTAL INVESTMENTS IN SECURITIES-101.54% (Cost $146,822,939)		145,223,106
OTHER ASSETS LESS LIABILITIES-(1.54)%		(2,205,598)

NET ASSETS-100.00%.		$143,017,508

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$2,237,115	$(2,170,088)	$-	$-	$67,027	$4,213

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	9,165,270	(8,027,708)	-	-	1,137,562	18,358	*

Invesco Private Prime Fund	-	10,787,926	(7,862,539)	(12)	(218)	2,925,157	46,648	*

Total	$-	$22,190,311	$(18,060,335)	$(12)	$(218)	$4,129,746	$69,219

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

152

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)

August 31, 2023

Schedule of Investments(a)

	Principal Amount	Value
U.S. Treasury Securities-76.15%
U.S. Treasury Bills-76.15%(b)
5.30%–5.32%, 10/19/2023	$184,000,000	$182,701,880
5.26%, 09/21/2023	224,500,000	223,843,338

Total U.S. Treasury Securities (Cost $406,555,139)		406,545,218

U.S. Dollar Denominated Bonds & Notes-21.49%
Automobiles-2.40%
Ford Motor Credit Co. LLC, 3.37%, 11/17/2023	12,920,000	12,824,448

Consumer Finance-1.97%
Navient Corp., 7.25%, 09/25/2023	6,000,000	6,009,000
OneMain Finance Corp., 8.25%, 10/01/2023	4,500,000	4,509,945

		10,518,945

Containers & Packaging-3.77%
Ball Corp., 4.00%, 11/15/2023	20,208,000	20,114,861

Electric Utilities-1.11%
NRG Energy, Inc., 6.63%, 01/15/2027	6,000,000	5,930,845

Energy Equipment & Services-0.39%
Tervita Corp. (Canada), 11.00%, 12/01/2025(c)	2,000,000	2,095,990

Financial Services-4.15%
Verscend Escrow Corp., 9.75%, 08/15/2026(c)	22,230,000	22,139,004

Health Care Providers & Services-1.31%
Encompass Health Corp., 5.75%, 09/15/2025	7,000,000	6,965,644

	Principal Amount	Value
Hotels, Restaurants & Leisure-1.23%
Yum! Brands, Inc., 3.88%, 11/01/2023	$6,572,000	$6,545,482

Mortgage REITs-1.12%
Starwood Property Trust, Inc., 5.50%, 11/01/2023(c)	6,000,000	5,984,923

Oil, Gas & Consumable Fuels-1.73%
Murphy Oil Corp., 5.75%, 08/15/2025	3,000,000	2,971,491
Southwestern Energy Co., 8.38%, 09/15/2028	6,000,000	6,250,524

		9,222,015

Textiles, Apparel & Luxury Goods-0.95%
Abercrombie & Fitch Management Co., 8.75%, 07/15/2025(c)	5,000,000	5,092,000

Trading Companies & Distributors-1.36%
Fortress Transportation and Infrastructure Investors LLC, 9.75%, 08/01/2027(c)	7,000,000	7,270,925

Total U.S. Dollar Denominated Bonds & Notes (Cost $115,081,124)		114,705,082

	Shares
Money Market Funds-2.07%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(d)(e) (Cost $11,078,891)	11,078,891	11,078,891

TOTAL INVESTMENTS IN SECURITIES-99.71% (Cost $532,715,154)		532,329,191
OTHER ASSETS LESS LIABILITIES-0.29%		1,527,340

NET ASSETS-100.00%		$533,856,531

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $42,582,842, which represented 7.98% of the Fund’s Net Assets.

(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$ 6,403,300	$1,482,537,087	$(1,477,861,496)	$-	$-	$11,078,891	$1,052,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

153

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)–(continued)

August 31, 2023

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$20,718,749	$74,265,586	$(94,984,335)	$-	$-	$-	$322,647	*

Invesco Private Prime Fund	57,593,313	161,455,912	(219,063,450)	(4,201)	18,426	-	876,532	*

Total	$84,715,362	$1,718,258,585	$(1,791,909,281)	$(4,201)	$18,426	$11,078,891	$2,251,904

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

154

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)

August 31, 2023

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-94.78%
Aerospace & Defense-1.83%
TransDigm, Inc., 7.50%, 03/15/2027	$11,950,000	$11,983,807

Automobile Components-2.71%
Goodyear Tire & Rubber Co. (The), 9.50%, 05/31/2025(b)	17,316,000	17,699,533

Automobiles-4.94%
Ford Motor Credit Co. LLC
3.81%, 01/09/2024	8,260,000	8,189,085
3.66%, 09/08/2024	8,255,000	8,015,062
4.06%, 11/01/2024	16,570,000	16,069,614

		32,273,761

Banks-5.99%
Freedom Mortgage Corp., 8.13%, 11/15/2024(c)	7,322,000	7,288,620
Intesa Sanpaolo S.p.A. (Italy), 5.02%, 06/26/2024(c)	32,555,000	31,842,318

		39,130,938

Broadline Retail-4.88%
QVC, Inc., 4.85%, 04/01/2024	11,500,000	11,183,853
Rakuten Group, Inc. (Japan), 10.25%, 11/30/2024(c)	20,490,000	20,694,900

		31,878,753

Capital Markets-3.51%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.75%, 09/15/2024	23,705,000	22,937,136

Consumer Finance-8.27%
Credit Acceptance Corp., 5.13%, 12/31/2024(c)	8,763,000	8,543,896
Enova International, Inc., 8.50%, 09/01/2024(b)(c)	4,862,000	4,837,636
goeasy Ltd. (Canada), 5.38%, 12/01/2024(c)	12,018,000	11,863,612
Navient Corp.
6.13%, 03/25/2024	18,231,000	18,171,241
5.88%, 10/25/2024	10,733,000	10,582,503

		53,998,888

Consumer Staples Distribution & Retail-0.91%
Performance Food Group, Inc., 6.88%, 05/01/2025(c)	5,930,000	5,944,113

Containers & Packaging-2.41%
Graphic Packaging International LLC, 4.13%, 08/15/2024	6,718,000	6,585,196
Sealed Air Corp., 5.13%, 12/01/2024(c)	9,268,000	9,149,138

		15,734,334

Diversified Consumer Services-1.60%
Grand Canyon University, 4.13%, 10/01/2024(b)	11,008,000	10,441,638

Electric Utilities-2.29%
NextEra Energy Operating Partners L.P., 4.25%, 07/15/2024(b)(c)	15,205,000	14,932,320

	Principal Amount	Value
Electrical Equipment-6.20%
Sensata Technologies B.V., 5.63%, 11/01/2024(c)	$8,784,000	$8,713,784
WESCO Distribution, Inc., 7.13%, 06/15/2025(c)	31,580,000	31,749,490

		40,463,274

Energy Equipment & Services-1.32%
Oceaneering International, Inc., 4.65%, 11/15/2024(b)	8,783,000	8,607,340

Entertainment-2.42%
Cinemark USA, Inc., 8.75%, 05/01/2025(c)	3,464,000	3,508,963
Live Nation Entertainment, Inc., 4.88%, 11/01/2024(c)	12,501,000	12,291,028

		15,799,991

Ground Transportation-3.43%
Uber Technologies, Inc., 7.50%, 05/15/2025(c)	22,143,000	22,376,693

Health Care Providers & Services-0.77%
Owens & Minor, Inc., 4.38%, 12/15/2024	5,188,000	5,044,233

Hotels, Restaurants & Leisure-7.89%
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/2025(b)(c)	21,340,000	21,374,485
SeaWorld Parks & Entertainment, Inc., 8.75%, 05/01/2025(c)	4,430,000	4,533,662
Six Flags Theme Parks, Inc., 7.00%, 07/01/2025(c)	5,906,000	5,909,822
Travel + Leisure Co., 5.65%, 04/01/2024	6,712,000	6,670,062
Vail Resorts, Inc., 6.25%, 05/15/2025(b)(c)	13,036,000	13,002,001

		51,490,032

Household Durables-2.66%
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.63%, 03/01/2024(c)	7,544,000	7,545,345
Tri Pointe Group, Inc./Tri Pointe Homes, Inc., 5.88%, 06/15/2024	9,865,000	9,850,301

		17,395,646

Machinery-1.62%
JPW Industries Holding Corp., 9.00%, 10/01/2024(c)	4,965,000	4,697,411
Maxim Crane Works Holdings Capital LLC, 10.13%, 08/01/2024(b)(c)	5,890,000	5,898,883

		10,596,294

Marine Transportation-1.33%
Stena AB (Sweden), 7.00%, 02/01/2024(b)(c)	8,679,000	8,656,818

Media-10.87%
AMC Networks, Inc., 5.00%, 04/01/2024	8,781,000	8,694,815
CSC Holdings LLC, 5.25%, 06/01/2024	16,923,000	16,068,847
DISH DBS Corp., 5.88%, 11/15/2024(b)	35,717,000	33,254,963
Videotron Ltd. (Canada), 5.38%, 06/15/2024(c)	13,027,000	12,940,394

		70,959,019

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

155

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)–(continued)

August 31, 2023

	Principal Amount	Value
Metals & Mining-0.00%
Celtic Resources Holdings DAC (United Kingdom), 4.13%, 10/09/2024(c)(d)	$1,200,000	$0

Mortgage REITs-1.30%
Starwood Property Trust, Inc., 3.75%, 12/31/2024(c)	8,790,000	8,460,639

Oil, Gas & Consumable Fuels-10.64%
Athabasca Oil Corp. (Canada), 9.75%, 11/01/2026(c)	1,360,000	1,402,926
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/2025(c)	12,792,000	12,840,686
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 11.00%, 04/15/2025(c)	10,950,000	11,236,987
EQM Midstream Partners L.P., 4.00%, 08/01/2024	6,645,000	6,489,321
Range Resources Corp., 8.25%, 01/15/2029(b)	12,881,000	13,384,196
Talos Production, Inc., 12.00%, 01/15/2026(b)	13,597,000	14,188,606
Vital Energy, Inc., 9.50%, 01/15/2025(b)	9,845,000	9,904,365

		69,447,087

Passenger Airlines-1.02%
United Airlines Holdings, Inc., 5.00%, 02/01/2024(b)	6,712,000	6,675,178

Pharmaceuticals-2.27%
Perrigo Finance Unlimited Co., 3.90%, 12/15/2024	15,342,000	14,828,775

Textiles, Apparel & Luxury Goods-0.42%
Abercrombie & Fitch Management Co., 8.75%, 07/15/2025(c)	2,700,000	2,749,680

	Principal Amount	Value
Trading Companies & Distributors-1.28%
Fortress Transportation and Infrastructure Investors LLC, 9.75%, 08/01/2027(c)	$8,040,000	$8,351,176

Total U.S. Dollar Denominated Bonds & Notes (Cost $625,942,964)		618,857,096

	Shares
Money Market Funds-3.63%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(e)(f) (Cost $23,700,787)	23,700,787	23,700,787

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.41% (Cost $649,643,751)		642,557,883

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-6.55%
Invesco Private Government Fund, 5.30%(e)(f)(g)	11,964,297	11,964,297
Invesco Private Prime Fund, 5.51%(e)(f)(g)	30,765,338	30,765,338

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $42,729,683)		42,729,635

TOTAL INVESTMENTS IN SECURITIES-104.96% (Cost $692,373,434)		685,287,518
OTHER ASSETS LESS LIABILITIES-(4.96)%		(32,366,640)

NET ASSETS-100.00%.		$652,920,878

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $323,337,426, which represented 49.52% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$11,622,921	$350,895,666	$(338,817,800)	$-	$-	$23,700,787	$820,087

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

156

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)–(continued)

August 31, 2023

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$18,101,238	$183,348,907	$(189,485,848)	$-	$-	$11,964,297	$1,049,336	*

Invesco Private Prime Fund	46,546,042	367,665,548	(383,436,153)	(4,057)	(6,042)	30,765,338	2,831,434	*

Total	$76,270,201	$901,910,121	$(911,739,801)	$(4,057)	$(6,042)	$66,430,422	$4,700,857

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

157

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)

August 31, 2023

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-94.90%
Aerospace & Defense-3.60%
Bombardier, Inc. (Canada), 7.50%, 03/15/2025(b)	$5,190,000	$5,198,907
Spirit AeroSystems, Inc.
7.50%, 04/15/2025(b)(c)	16,433,000	16,246,106
9.38%, 11/30/2029(b)(c)	12,290,000	12,822,955
Triumph Group, Inc., 7.75%, 08/15/2025	7,000,000	6,611,535

		40,879,503

Air Freight & Logistics-0.00%
Western Global Airlines LLC, 10.38%, 08/15/2025(b)	1,787,000	6,701

Automobile Components-0.78%
Clarios Global L.P., 6.75%, 05/15/2025(b)	6,146,000	6,149,176
Dana Financing Luxembourg S.a.r.l., 5.75%, 04/15/2025(b)	2,710,000	2,661,044

		8,810,220

Automobiles-5.76%
Ford Motor Credit Co. LLC
2.30%, 02/10/2025(c)	10,425,000	9,804,225
4.69%, 06/09/2025	4,910,000	4,730,962
5.13%, 06/16/2025	14,440,000	14,070,505
4.13%, 08/04/2025	11,532,000	10,993,752
3.38%, 11/13/2025(c)	17,350,000	16,191,021
Jaguar Land Rover Automotive PLC (United Kingdom), 7.75%, 10/15/2025(b)(c)	9,600,000	9,642,586

		65,433,051

Banks-0.64%
Freedom Mortgage Corp., 8.25%, 04/15/2025(b)(c)	7,362,000	7,262,625

Broadline Retail-0.63%
QVC, Inc., 4.45%, 02/15/2025(c)	7,992,000	7,193,431

Capital Markets-0.42%
StoneX Group, Inc., 8.63%, 06/15/2025(b)	4,712,000	4,776,154

Chemicals-1.52%
Adams Homes, Inc., 7.50%, 02/15/2025(b)	2,570,000	2,528,257
Avient Corp., 5.75%, 05/15/2025(b)	9,030,000	8,918,780
Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 04/01/2025(b)	158,000	155,526
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.38%, 09/01/2025(b)(c)	6,100,000	5,689,810

		17,292,373

Commercial Services & Supplies-3.72%
Aptim Corp., 7.75%, 06/15/2025(b)	6,730,000	6,263,304
Brink’s Co. (The), 5.50%, 07/15/2025(b)	5,467,000	5,380,037
GFL Environmental, Inc. (Canada)
4.25%, 06/01/2025(b)(c)	6,830,000	6,612,361
3.75%, 08/01/2025(b)(c)	10,237,000	9,756,165
Matthews International Corp., 5.25%, 12/01/2025(b)	4,203,000	4,049,309
OPENLANE, Inc., 5.13%, 06/01/2025(b)	3,000,000	2,929,688

	Principal Amount	Value
Commercial Services & Supplies-(continued)
Stena International S.A. (Sweden), 6.13%, 02/01/2025(b)	$4,749,000	$4,687,785
West Technology Group LLC, 8.50%, 10/15/2025(b)	2,888,000	2,612,644

		42,291,293

Communications Equipment-2.18%
CommScope Technologies LLC, 6.00%, 06/15/2025(b)	17,410,000	15,951,964
Viasat, Inc., 5.63%, 09/15/2025(b)	9,313,000	8,821,180

		24,773,144

Construction & Engineering-1.64%
Artera Services LLC, 9.03%, 12/04/2025(b)	13,475,776	12,551,377
Tutor Perini Corp., 6.88%, 05/01/2025(b)	6,750,000	6,112,969

		18,664,346

Construction Materials-0.63%
Williams Scotsman International, Inc., 6.13%, 06/15/2025(b)(c)	7,196,000	7,139,080

Consumer Finance-3.35%
Finance of America Funding LLC, 7.88%, 11/15/2025(b)	4,736,000	3,930,504
Navient Corp., 6.75%, 06/25/2025	6,831,000	6,790,333
OneMain Finance Corp., 6.88%, 03/15/2025(c)	17,051,000	16,981,296
PRA Group, Inc., 7.38%, 09/01/2025(b)(c)	4,065,000	3,979,535
SLM Corp., 4.20%, 10/29/2025(c)	6,720,000	6,326,208

		38,007,876

Consumer Staples Distribution & Retail-1.21%
US Foods, Inc., 6.25%, 04/15/2025(b)(c)	13,653,000	13,701,031

Containers & Packaging-3.09%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 04/30/2025(b)	9,500,000	9,289,830
Ball Corp., 5.25%, 07/01/2025	13,653,000	13,476,027
Owens-Brockway Glass Container, Inc., 6.38%, 08/15/2025(b)	4,098,000	4,096,631
Pactiv LLC, 7.95%, 12/15/2025(c)	2,763,000	2,796,471
Sealed Air Corp., 5.50%, 09/15/2025(b)	5,461,000	5,406,390

		35,065,349

Diversified REITs-0.78%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 7.50%, 06/01/2025(b)	8,877,000	8,895,082

Diversified Telecommunication Services-0.14%
Lumen Technologies, Inc., 5.63%, 04/01/2025	2,100,000	1,635,837

Electric Utilities-0.48%
DPL, Inc., 4.13%, 07/01/2025(c)	5,702,000	5,429,415

Electrical Equipment-0.82%
Sensata Technologies B.V., 5.00%, 10/01/2025(b)	9,540,000	9,306,985

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

158

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August 31, 2023

	Principal Amount	Value
Electronic Equipment, Instruments & Components-0.80%
Likewize Corp., 9.75%, 10/15/2025(b)	$5,190,000	$5,097,802
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/2025(b)	4,092,000	4,026,569

		9,124,371

Energy Equipment & Services-0.41%
CSI Compressco L.P./CSI Compressco Finance, Inc., 7.50%, 04/01/2025(b)	4,780,000	4,647,737

Entertainment-0.46%
Banijay Entertainment S.A.S.U. (France), 5.38%, 03/01/2025(b)	5,400,000	5,266,623

Financial Services-1.93%
PennyMac Financial Services, Inc., 5.38%, 10/15/2025(b)	8,876,000	8,599,069
Provident Funding Associates L.P./PFG Finance Corp., 6.38%, 06/15/2025(b)	3,118,000	2,763,686
United Wholesale Mortgage LLC, 5.50%, 11/15/2025(b)	10,922,000	10,511,873

		21,874,628

Food Products-4.13%
Aramark Services, Inc.
5.00%, 04/01/2025(b)	7,532,000	7,446,752
6.38%, 05/01/2025(b)	20,483,000	20,535,948
B&G Foods, Inc., 5.25%, 04/01/2025	11,962,000	11,710,530
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/2025(b)	7,233,000	7,222,124

		46,915,354

Gas Utilities-1.16%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.50%, 05/20/2025	9,557,000	9,387,926
NGL Energy Partners L.P./NGL Energy Finance Corp., 6.13%, 03/01/2025	3,846,000	3,782,831

		13,170,757

Health Care Providers & Services-2.93%
Akumin, Inc., 7.00%, 11/01/2025(b)	6,324,000	4,782,478
ModivCare, Inc., 5.88%, 11/15/2025(b)(c)	6,831,000	6,488,494
Prime Healthcare Services, Inc., 7.25%, 11/01/2025(b)(c)	11,933,000	11,193,599
RP Escrow Issuer LLC, 5.25%, 12/15/2025(b)(c)	10,822,000	8,347,658
Surgery Center Holdings, Inc., 6.75%, 07/01/2025(b)	2,531,000	2,531,114

		33,343,343

Health Care REITs-0.60%
Diversified Healthcare Trust, 9.75%, 06/15/2025	6,885,000	6,777,879

Hotel & Resort REITs-0.59%
XHR L.P., 6.38%, 08/15/2025(b)	6,831,000	6,755,132

Hotels, Restaurants & Leisure-14.31%
1011778 BC ULC/New Red Finance, Inc. (Canada), 5.75%, 04/15/2025(b)(c)	6,831,000	6,786,640
Caesars Entertainment, Inc., 6.25%, 07/01/2025(b)(c)	47,269,000	46,944,607
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.50%, 05/01/2025(b)	13,655,000	13,559,632

	Principal Amount	Value
Hotels, Restaurants & Leisure-(continued)
Constellation Merger Sub, Inc., 8.50%, 09/15/2025(b)	$5,160,000	$4,331,124
Dave & Buster’s, Inc., 7.63%, 11/01/2025(b)	6,010,000	6,075,080
Hilton Domestic Operating Co., Inc., 5.38%, 05/01/2025(b)(c)	6,831,000	6,773,627
IRB Holding Corp., 7.00%, 06/15/2025(b).	10,242,000	10,251,218
MGM Resorts International
6.75%, 05/01/2025	10,262,000	10,288,281
5.75%, 06/15/2025(c)	9,215,000	9,095,462
Sabre GLBL, Inc., 7.38%, 09/01/2025(b)(c)	11,379,000	11,194,129
Sizzling Platter LLC/Sizzling Platter Finance Corp., 8.50%, 11/28/2025(b)(c)	4,780,000	4,738,906
Sugarhouse HSP Gaming Prop Mezz L.P./Sugarhouse HSP Gaming Finance Corp., 5.88%, 05/15/2025(b)	3,631,000	3,516,853
Travel + Leisure Co., 6.60%, 10/01/2025	5,003,000	4,988,398
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/2025(b)	24,290,000	24,017,539

		162,561,496

Household Durables-2.03%
American Greetings Corp., 8.75%, 04/15/2025(b)	2,217,000	2,192,725
Beazer Homes USA, Inc., 6.75%, 03/15/2025	2,818,000	2,808,179
Empire Communities Corp. (Canada), 7.00%, 12/15/2025(b)(c)	6,274,000	6,062,704
Meritage Homes Corp., 6.00%, 06/01/2025	5,416,000	5,395,988
Newell Brands, Inc., 4.88%, 06/01/2025(c)	6,830,000	6,634,381

		23,093,977

Industrial Conglomerates-0.86%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.38%, 12/15/2025	10,205,000	9,741,137

Insurance-2.41%
Acrisure LLC/Acrisure Finance, Inc., 7.00%, 11/15/2025(b)	12,630,000	12,218,834
AssuredPartners, Inc., 7.00%, 08/15/2025(b)	6,859,000	6,797,096
USI, Inc., 6.88%, 05/01/2025(b)	8,400,000	8,406,719

		27,422,649

Interactive Media & Services-0.60%
TripAdvisor, Inc., 7.00%, 07/15/2025(b)	6,831,000	6,820,857

Machinery-0.82%
CD&R Smokey Buyer, Inc., 6.75%, 07/15/2025(b)(c)	9,558,000	9,297,736

Media-3.58%
AMC Networks, Inc., 4.75%, 08/01/2025(c)	10,922,000	10,248,960
Clear Channel International B.V. (United Kingdom), 6.63%, 08/01/2025(b)(c)	5,060,000	5,018,489

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

159

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)–(continued)

August 31, 2023

	Principal Amount	Value
Media-(continued)
Outfront Media Capital LLC/Outfront Media Capital Corp., 6.25%, 06/15/2025(b)	$5,505,000	$5,413,617
Univision Communications, Inc., 5.13%, 02/15/2025(b)	20,203,000	19,943,392

		40,624,458

Mortgage REITs-1.60%
Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., 5.25%, 10/01/2025(b)	4,748,000	4,566,647
Rithm Capital Corp., 6.25%, 10/15/2025(b)	7,506,000	7,082,474
Starwood Property Trust, Inc., 4.75%, 03/15/2025(c)	6,770,000	6,551,386

		18,200,507

Oil, Gas & Consumable Fuels-10.89%
CITGO Petroleum Corp., 7.00%, 06/15/2025(b)	4,350,000	4,311,503
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 5.75%, 04/01/2025	6,831,000	6,779,460
CrownRock L.P./CrownRock Finance, Inc., 5.63%, 10/15/2025(b)	12,590,000	12,402,535
CVR Energy, Inc., 5.25%, 02/15/2025(b)	8,192,000	7,953,990
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 6.75%, 05/15/2025	3,410,000	3,389,335
eG Global Finance PLC (United Kingdom), 8.50%, 10/30/2025(b)	8,041,000	7,968,795
EQM Midstream Partners L.P., 6.00%, 07/01/2025(b)	5,498,000	5,452,778
Genesis Energy L.P./Genesis Energy Finance Corp., 6.50%, 10/01/2025	7,297,000	7,206,536
Neptune Energy Bondco PLC (United Kingdom), 6.63%, 05/15/2025(b)	11,630,000	11,582,317
New Fortress Energy, Inc., 6.75%, 09/15/2025(b)(c)	17,070,000	16,515,479
NuStar Logistics L.P., 5.75%, 10/01/2025	8,192,000	8,041,109
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 06/15/2025(c)	8,919,000	8,927,638
Range Resources Corp., 4.88%, 05/15/2025(c)	9,397,000	9,194,401
SM Energy Co., 5.63%, 06/01/2025	4,767,000	4,699,166
Southwestern Energy Co., 5.70%, 01/23/2025	5,402,000	5,354,433
Vermilion Energy, Inc. (Canada), 5.63%, 03/15/2025(b)	4,061,000	3,966,135

		123,745,610

Paper & Forest Products-0.29%
Clearwater Paper Corp., 5.38%, 02/01/2025(b)	3,361,000	3,268,375

	Principal Amount	Value
Passenger Airlines-3.63%
American Airlines Group, Inc., 3.75%, 03/01/2025(b)(c)	$6,800,000	$6,513,757
American Airlines, Inc., 11.75%, 07/15/2025(b)	31,690,000	34,715,078

		41,228,835

Pharmaceuticals-2.25%
Bausch Health Cos., Inc., 5.50%, 11/01/2025(b)	22,748,000	20,511,189
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/2025(b)	5,850,000	5,063,351

		25,574,540

Real Estate Management & Development-0.69%
Five Point Operating Co. L.P./Five Point Capital Corp., 7.88%, 11/15/2025(b)(c)	8,459,000	7,897,787

Semiconductors & Semiconductor Equipment-0.50%
ams-OSRAM AG (Austria), 7.00%, 07/31/2025(b)	6,170,000	5,662,888

Software-3.03%
Boxer Parent Co., Inc., 7.13%, 10/02/2025(b)(c)	8,190,000	8,207,608
PTC, Inc., 3.63%, 02/15/2025(b)	6,830,000	6,598,107
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/2025(b)	23,896,000	19,602,489

		34,408,204

Specialty Retail-1.68%
JELD-WEN, Inc., 4.63%, 12/15/2025(b)(c)	2,730,000	2,649,056
Penske Automotive Group, Inc., 3.50%, 09/01/2025(c)	7,506,000	7,153,929
Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/01/2025	9,290,000	9,235,497

		19,038,482

Technology Hardware, Storage & Peripherals-0.86%
Xerox Holdings Corp., 5.00%, 08/15/2025(b)(c)	10,242,000	9,780,398

Textiles, Apparel & Luxury Goods-0.47%
G-III Apparel Group Ltd., 7.88%, 08/15/2025(b)	5,464,000	5,361,195

Total U.S. Dollar Denominated Bonds & Notes (Cost $1,084,783,760)		1,078,168,451

	Shares
Money Market Funds-3.03%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(d)(e) (Cost $34,363,349)	34,363,349	34,363,349

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-97.93% (Cost $1,119,147,109)		1,112,531,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

160

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)–(continued)

August 31, 2023

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-8.09%
Invesco Private Government Fund, 5.30%(d)(e)(f)	25,736,260	$25,736,260
Invesco Private Prime Fund, 5.51%(d)(e)(f)	66,178,954	66,178,954

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $91,914,880)		91,915,214

TOTAL INVESTMENTS IN SECURITIES-106.02% (Cost $1,211,061,989)		1,204,447,014
OTHER ASSETS LESS LIABILITIES-(6.02)%		(68,390,652)

NET ASSETS-100.00%		$1,136,056,362

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $787,744,591, which represented 69.34% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$2,799,487	$207,969,326	$(176,405,464)	$-	$-	$34,363,349	$435,912

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	14,386,194	113,180,285	(101,830,219)	-	-	25,736,260	697,085	*

Invesco Private Prime Fund	36,993,070	234,269,773	(205,082,929)	(2,558)	1,598	66,178,954	1,874,858	*

Total	$54,178,751	$555,419,384	$(483,318,612)	$(2,558)	$1,598	$126,278,563	$3,007,855

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

161

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)

August 31, 2023

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-96.90%
Aerospace & Defense-1.95%
Bombardier, Inc. (Canada), 7.13%, 06/15/2026(b)(c)	$3,340,000	$3,287,511
TransDigm, Inc., 6.38%, 06/15/2026(c)	2,640,000	2,642,778

		5,930,289

Automobile Components-1.86%
American Axle & Manufacturing, Inc., 6.25%, 03/15/2026	500,000	486,788
FXI Holdings, Inc., 12.25%, 11/15/2026(b)	1,320,000	1,184,553
Gates Global LLC/Gates Corp., 6.25%, 01/15/2026(b)(c)	1,580,000	1,565,679
Goodyear Tire & Rubber Co. (The), 5.00%, 05/31/2026(c)	2,500,000	2,414,663

		5,651,683

Automobiles-6.27%
Ford Motor Co., 4.35%, 12/08/2026(c)	3,930,000	3,797,096
Ford Motor Credit Co. LLC
4.39%, 01/08/2026	3,130,000	2,961,021
6.95%, 03/06/2026	3,480,000	3,492,072
6.95%, 06/10/2026	2,130,000	2,134,856
2.70%, 08/10/2026(c)	4,000,000	3,581,570
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	1,530,000	1,498,172
Mclaren Finance PLC (United Kingdom), 7.50%, 08/01/2026(b)	1,800,000	1,596,330

		19,061,117

Banks-0.41%
Freedom Mortgage Corp., 7.63%, 05/01/2026(b)	1,340,000	1,233,961

Capital Markets-1.06%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.25%, 05/15/2026	3,470,000	3,218,875

Chemicals-1.86%
Consolidated Energy Finance S.A. (Switzerland), 6.50%, 05/15/2026(b)	550,000	516,985
INEOS Quattro Finance 2 PLC (United Kingdom), 3.38%, 01/15/2026(b)(c)	1,520,000	1,392,039
Rayonier A.M. Products, Inc., 7.63%, 01/15/2026(b)	1,290,000	1,051,639
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/2026(b)(c)	2,200,000	2,061,856
Scotts Miracle-Gro Co. (The), 5.25%, 12/15/2026(c)	670,000	635,214

		5,657,733

Commercial Services & Supplies-4.17%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/2026(b)	5,396,000	5,137,849
Cimpress PLC (Ireland), 7.00%, 06/15/2026	1,580,000	1,482,672
CoreCivic, Inc., 8.25%, 04/15/2026(c)	1,649,000	1,657,027
CPI CG, Inc., 8.63%, 03/15/2026(b)	770,000	747,593
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/2026	1,080,000	1,018,181

	Principal Amount	Value
Commercial Services & Supplies-(continued)
GFL Environmental, Inc. (Canada), 5.13%, 12/15/2026(b)	$1,390,000	$1,346,299
Waste Pro USA, Inc., 5.50%, 02/15/2026(b) .	1,391,000	1,312,571

		12,702,192

Communications Equipment-0.60%
Hughes Satellite Systems Corp., 6.63%, 08/01/2026(c)	2,116,000	1,837,735

Construction & Engineering-0.33%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 02/01/2026(b)	1,040,000	999,419

Consumer Finance-3.36%
Credit Acceptance Corp., 6.63%, 03/15/2026(c)	1,114,000	1,085,582
goeasy Ltd. (Canada), 4.38%, 05/01/2026(b)	887,000	815,215
LFS Topco LLC, 5.88%, 10/15/2026(b)	790,000	684,642
Navient Corp., 6.75%, 06/15/2026(c)	1,400,000	1,376,984
OneMain Finance Corp., 7.13%, 03/15/2026	4,450,000	4,382,799
SLM Corp., 3.13%, 11/02/2026(c)	1,347,000	1,200,204
World Acceptance Corp., 7.00%, 11/01/2026(b)(c)	780,000	679,153

		10,224,579

Consumer Staples Distribution & Retail-1.04%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s LLC, 3.25%, 03/15/2026(b)	2,090,000	1,944,476
Sigma Holdco B.V. (Netherlands), 7.88%, 05/15/2026(b)	1,430,000	1,217,735

		3,162,211

Containers & Packaging-4.53%
Ball Corp., 4.88%, 03/15/2026	2,100,000	2,042,092
Berry Global, Inc., 4.50%, 02/15/2026(b)(c)	810,000	771,581
Cascades, Inc./Cascades USA, Inc. (Canada), 5.13%, 01/15/2026(b)(c)	570,000	552,010
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026(c)	940,000	977,788
LABL, Inc., 6.75%, 07/15/2026(b)	1,949,000	1,907,130
Mauser Packaging Solutions Holding Co., 7.88%, 08/15/2026(b)(c)	7,650,000	7,540,184

		13,790,785

Diversified Consumer Services-0.36%
Graham Holdings Co., 5.75%, 06/01/2026(b)	1,110,000	1,086,007

Diversified Telecommunication Services-3.51%
Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom), 6.75%, 10/01/2026(b)(c)	5,780,000	5,489,073
Iliad Holding S.A.S. (France), 6.50%, 10/15/2026(b)(c)	3,390,000	3,237,740
Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 09/15/2026(b)(c)	2,506,000	1,955,662

		10,682,475

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

162

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)–(continued)

August 31, 2023

	Principal Amount	Value
Electric Utilities-1.61%
NextEra Energy Operating Partners L.P., 3.88%, 10/15/2026(b)(c)	$1,390,000	$1,285,707
Terraform Global Operating L.P., 6.13%, 03/01/2026(b)	965,000	928,711
Vistra Operations Co. LLC, 5.50%, 09/01/2026(b)	2,780,000	2,683,997

		4,898,415

Energy Equipment & Services-3.43%
Energy Ventures Gom LLC/EnVen Finance Corp., 11.75%, 04/15/2026(b)	681,000	710,036
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026(b)	5,707,000	5,686,885
Permian Resources Operating LLC
5.38%, 01/15/2026(b)	806,000	781,179
7.75%, 02/15/2026(b)	830,000	839,167
Precision Drilling Corp. (Canada), 7.13%, 01/15/2026(b)(c)	910,000	903,120
TechnipFMC PLC (United Kingdom), 6.50%, 02/01/2026(b)	546,000	542,019
Welltec International ApS (Denmark), 8.25%, 10/15/2026(b)	950,000	967,200

		10,429,606

Entertainment-0.62%
Cinemark USA, Inc., 5.88%, 03/15/2026(b)(c)	1,130,000	1,085,831
Live Nation Entertainment, Inc., 5.63%, 03/15/2026(b)	830,000	805,799

		1,891,630

Financial Services-3.66%
Albion Financing 1 S.a.r.l./Aggreko Holdings, Inc. (Luxembourg), 6.13%, 10/15/2026(b)	1,670,000	1,581,924
Block, Inc., 2.75%, 06/01/2026(c)	2,780,000	2,530,641
GGAM Finance Ltd. (Ireland), 7.75%, 05/15/2026(b)	1,100,000	1,103,398
Home Point Capital, Inc., 5.00%, 02/01/2026(b)	1,530,000	1,438,281
Jefferson Capital Holdings LLC, 6.00%, 08/15/2026(b)	790,000	693,184
PHH Mortgage Corp., 7.88%, 03/15/2026(b)	1,041,000	932,164
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/2026(b)(c)	3,200,000	2,847,200

		11,126,792

Food Products-0.28%
FAGE International S.A./FAGE USA Dairy Industry, Inc. (Luxembourg), 5.63%, 08/15/2026(b)	900,000	865,989

Gas Utilities-1.15%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.88%, 08/20/2026	1,880,000	1,785,509
Ferrellgas L.P./Ferrellgas Finance Corp., 5.38%, 04/01/2026(b)	1,810,000	1,703,085

		3,488,594

Ground Transportation-0.40%
Hertz Corp. (The), 4.63%, 12/01/2026(b)(c)	1,350,000	1,223,491

	Principal Amount	Value
Health Care Providers & Services-2.72%
Heartland Dental LLC/Heartland Dental Finance Corp., 8.50%, 05/01/2026(b)	$860,000	$809,419
Tenet Healthcare Corp., 4.88%, 01/01/2026	5,840,000	5,667,382
US Acute Care Solutions LLC, 6.38%, 03/01/2026(b)	2,057,000	1,791,356

		8,268,157

Health Care REITs-0.39%
MPT Operating Partnership L.P./MPT Finance Corp., 5.25%, 08/01/2026(c)	1,390,000	1,182,444

Hotel & Resort REITs-0.43%
RLJ Lodging Trust L.P., 3.75%, 07/01/2026(b)	1,412,000	1,295,016

Hotels, Restaurants & Leisure-6.20%
Carnival Corp., 7.63%, 03/01/2026(b)(c)	4,037,000	4,028,679
CCM Merger, Inc., 6.38%, 05/01/2026(b)	735,000	715,075
CEC Entertainment LLC, 6.75%, 05/01/2026(b)	1,810,000	1,732,295
Empire Resorts, Inc., 7.75%, 11/01/2026(b)	760,000	598,500
Life Time, Inc.
5.75%, 01/15/2026(b)	2,572,000	2,511,674
8.00%, 04/15/2026(b)(c)	1,321,000	1,312,282
Merlin Entertainments Ltd. (United Kingdom), 5.75%, 06/15/2026(b)	1,200,000	1,164,948
MGM Resorts International, 4.63%, 09/01/2026(c)	1,117,000	1,053,069
Mohegan Tribal Gaming Authority, 8.00%, 02/01/2026(b)(c)	3,268,000	3,046,266
Raptor Acquisition Corp./Raptor Co-Issuer LLC, 4.88%, 11/01/2026(b)	940,000	887,623
Travel + Leisure Co., 6.63%, 07/31/2026(b)	1,810,000	1,797,982

		18,848,393

Household Durables-2.45%
Newell Brands, Inc., 4.70%, 04/01/2026	5,523,000	5,296,590
WASH Multifamily Acquisition, Inc., 5.75%, 04/15/2026(b)	2,326,000	2,159,211

		7,455,801

Household Products-0.40%
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada), 5.00%, 12/31/2026(b)	1,320,000	1,232,405

Independent Power and Renewable Electricity Producers-0.70%
Calpine Corp., 5.25%, 06/01/2026(b)	1,165,000	1,144,123
Sunnova Energy Corp., 5.88%, 09/01/2026(b)(c)	1,110,000	977,751

		2,121,874

Insurance-1.53%
HUB International Ltd., 7.00%, 05/01/2026(b)	4,650,000	4,645,472

Interactive Media & Services-0.84%
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)(c)	990,000	726,705
Millennium Escrow Corp., 6.63%, 08/01/2026(b)	2,210,000	1,822,963

		2,549,668

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

163

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)–(continued)

August 31, 2023

	Principal Amount	Value
IT Services-0.81%
Cogent Communications Group, Inc., 3.50%, 05/01/2026(b)	$1,390,000	$1,288,107
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/2026(b)(c)	1,250,000	1,169,900

		2,458,007

Life Sciences Tools & Services-1.34%
IQVIA, Inc., 5.00%, 10/15/2026(b)(c)	2,890,000	2,794,387
PRA Health Sciences, Inc., 2.88%, 07/15/2026(b)(c)	1,400,000	1,278,732

		4,073,119

Machinery-1.08%
Chart Industries, Inc., 9.50%, 01/01/2031(b)(c)	1,420,000	1,530,298
Titan Acquisition Ltd./Titan Co-Borrower LLC (Canada), 7.75%, 04/15/2026(b)	1,810,000	1,761,158

		3,291,456

Media-5.76%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.50%, 05/01/2026(b)	2,092,000	2,045,067
DISH DBS Corp., 5.25%, 12/01/2026(b)	7,650,000	6,462,877
Gannett Holdings LLC, 6.00%, 11/01/2026(b)	945,000	811,471
Gray Television, Inc., 5.88%, 07/15/2026(b)(c)	1,950,000	1,785,992
Sirius XM Radio, Inc., 3.13%, 09/01/2026(b)(c)	2,780,000	2,512,008
Summer (BC) Bidco B LLC, 5.50%, 10/31/2026(b)	1,250,000	1,090,494
TEGNA, Inc., 4.75%, 03/15/2026(b)	1,485,000	1,416,290
Townsquare Media, Inc., 6.88%, 02/01/2026(b)(c)	1,440,000	1,387,368

		17,511,567

Metals & Mining-2.76%
Baffinland Iron Mines Corp./Baffinland Iron Mines L.P. (Canada), 8.75%, 07/15/2026(b)	1,552,000	1,514,815
Cleveland-Cliffs, Inc., 6.75%, 03/15/2026(b)	2,308,000	2,311,342
Constellium SE, 5.88%, 02/15/2026(b)	845,000	832,878
JW Aluminum Continuous Cast Co., 10.25%, 06/01/2026(b)	792,000	787,866
Novelis Corp., 3.25%, 11/15/2026(b)	2,090,000	1,896,062
Taseko Mines Ltd. (Canada), 7.00%, 02/15/2026(b)	1,150,000	1,061,761

		8,404,724

Mortgage REITs-0.32%
Starwood Property Trust, Inc., 3.63%, 07/15/2026(b)	1,080,000	967,496

Oil, Gas & Consumable Fuels-13.98%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(b)(c)	2,090,000	2,102,331
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 7.88%, 05/15/2026(b)	1,535,000	1,563,087

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Athabasca Oil Corp. (Canada), 9.75%, 11/01/2026(b)	$425,000	$438,414
Berry Petroleum Co. LLC, 7.00%, 02/15/2026(b)	1,079,000	1,038,633
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.63%, 07/15/2026(b)	830,000	816,489
Buckeye Partners L.P., 3.95%, 12/01/2026	1,712,000	1,580,621
California Resources Corp., 7.13%, 02/01/2026(b)	1,620,000	1,625,618
Callon Petroleum Co., 6.38%, 07/01/2026(c)	867,000	855,557
Chesapeake Energy Corp., 5.50%, 02/01/2026(b)	1,389,000	1,357,388
Chord Energy Corp., 6.38%, 06/01/2026(b)	1,095,000	1,080,283
CITGO Petroleum Corp., 6.38%, 06/15/2026(b)	1,720,000	1,681,231
Civitas Resources, Inc., 5.00%, 10/15/2026(b)	1,112,000	1,056,356
Crescent Energy Finance LLC, 7.25%, 05/01/2026(b)	1,989,000	1,961,193
Enviva Partners L.P./Enviva Partners Finance Corp., 6.50%, 01/15/2026(b)(c)	2,087,000	1,781,307
EQM Midstream Partners L.P., 4.13%, 12/01/2026	1,390,000	1,306,276
Genesis Energy L.P./Genesis Energy Finance Corp., 6.25%, 05/15/2026	945,000	917,472
Harbour Energy PLC (United Kingdom), 5.50%, 10/15/2026(b)	1,400,000	1,308,510
Hess Midstream Operations L.P., 5.63%, 02/15/2026(b)	2,209,000	2,163,693
Ithaca Energy North Sea PLC (United Kingdom), 9.00%, 07/15/2026(b)	1,800,000	1,725,585
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/2026(b)	1,150,000	1,115,698
Moss Creek Resources Holdings, Inc., 7.50%, 01/15/2026(b)(c)	1,894,000	1,814,865
New Fortress Energy, Inc., 6.50%, 09/30/2026(b)	4,170,000	3,879,862
Northriver Midstream Finance L.P. (Canada), 5.63%, 02/15/2026(b)	1,412,000	1,358,994
PDC Energy, Inc., 5.75%, 05/15/2026	2,018,000	2,014,216
SM Energy Co., 6.75%, 09/15/2026	1,200,000	1,196,040
Strathcona Resources Ltd. (Canada), 6.88%, 08/01/2026(b)(c)	1,342,000	1,258,246
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 9.00%, 10/15/2026(b)(d)	2,180,000	2,105,662
TransMontaigne Partners L.P./TLP Finance Corp., 6.13%, 02/15/2026	790,000	679,266
W&T Offshore, Inc., 11.75%, 02/01/2026(b)	740,000	749,931

		42,532,824

Paper & Forest Products-0.25%
Mercer International, Inc. (Germany), 5.50%, 01/15/2026(c)	797,000	761,737

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

164

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)–(continued)

August 31, 2023

	Principal Amount	Value
Passenger Airlines-2.74%
Air Canada (Canada), 3.88%, 08/15/2026(b)(c)	$3,341,000	$3,088,625
United Airlines, Inc., 4.38%, 04/15/2026(b)	5,570,000	5,254,887

		8,343,512

Personal Care Products-1.22%
Coty, Inc.
5.00%, 04/15/2026(b)	2,500,000	2,405,450
6.50%, 04/15/2026(b)	1,320,000	1,317,650

		3,723,100

Pharmaceuticals-0.61%
Perrigo Finance Unlimited Co., 4.38%, 03/15/2026	1,950,000	1,856,791

Real Estate Management & Development-0.34%
Forestar Group, Inc., 3.85%, 05/15/2026(b)	1,110,000	1,028,908

Retail REITs-0.96%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(b)(c)	3,059,000	2,910,076

Software-1.27%
ACI Worldwide, Inc., 5.75%, 08/15/2026(b)	1,114,000	1,090,760
Boxer Parent Co., Inc., 9.13%, 03/01/2026(b)	915,000	916,600
Consensus Cloud Solutions, Inc., 6.00%, 10/15/2026(b)(c)	850,000	792,421
Fair Isaac Corp., 5.25%, 05/15/2026(b)	1,110,000	1,078,432

		3,878,213

Specialty Retail-1.79%
Guitar Center, Inc., 8.50%, 01/15/2026(b)	1,530,000	1,401,556
LSF9 Atlantis Holdings LLC/Victra Finance Corp., 7.75%, 02/15/2026(b)	2,286,000	2,085,192
Specialty Building Products Holdings LLC/ SBP Finance Corp., 6.38%, 09/30/2026(b)	2,050,000	1,965,366

		5,452,114

Technology Hardware, Storage & Peripherals-1.18%
Vericast Corp., 11.00%, 09/15/2026(b)	3,440,000	3,599,341

Textiles, Apparel & Luxury Goods-1.27%
Hanesbrands, Inc., 4.88%, 05/15/2026(b)(c)	2,503,000	2,342,556
Under Armour, Inc., 3.25%, 06/15/2026(c)	1,670,000	1,532,128

		3,874,684

Investment Abbreviations:

REIT-Real Estate Investment Trust

	Principal Amount	Value
Tobacco-0.21%
Turning Point Brands, Inc., 5.63%, 02/15/2026(b)	$700,000	$653,996

Trading Companies & Distributors-0.52%
Alta Equipment Group, Inc., 5.63%, 04/15/2026(b)	850,000	787,449
Beacon Roofing Supply, Inc., 4.50%, 11/15/2026(b)(c)	830,000	781,760

		1,569,209

Water Utilities-0.37%
Solaris Midstream Holdings LLC, 7.63%, 04/01/2026(b)	1,144,000	1,125,476

Total U.S. Dollar Denominated Bonds & Notes (Cost $303,973,970)		294,779,158

	Shares
Money Market Funds-1.46%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(e)(f) (Cost $4,437,939)	4,437,939	4,437,939

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.36% (Cost $308,411,909)		299,217,097

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-21.21%
Invesco Private Government Fund, 5.30%(e)(f)(g)	18,066,546	18,066,546
Invesco Private Prime Fund, 5.51%(e)(f)(g)	46,453,822	46,453,822

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $64,518,930)		64,520,368

TOTAL INVESTMENTS IN SECURITIES-119.57% (Cost $372,930,839)		363,737,465
OTHER ASSETS LESS LIABILITIES-(19.57)%		(59,538,432)

NET ASSETS-100.00%.		$304,199,033

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

165

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)–(continued)

August 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $222,137,422, which represented 73.02% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$2,342,072	$37,450,323	$(35,354,456)	$-	$-	$4,437,939	$113,317

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	8,427,083	93,728,951	(84,089,488)	-	-	18,066,546	559,462	*

Invesco Private Prime Fund	21,669,642	191,080,824	(166,295,774)	(706)	(164)	46,453,822	1,508,443	*

Total	$32,438,797	$322,260,098	$(285,739,718)	$(706)	$(164)	$68,958,307	$2,181,222

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

166

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)

August 31, 2023

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-97.60%
Aerospace & Defense-1.21%
Moog, Inc., 4.25%, 12/15/2027(b)	$450,000	$409,916
Rolls-Royce PLC (United Kingdom), 5.75%, 10/15/2027(b)	900,000	874,544

		1,284,460

Automobile Components-1.89%
American Axle & Manufacturing, Inc., 6.50%, 04/01/2027(c)	450,000	426,913
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
5.75%, 07/15/2027(b)(c)	360,000	344,045
5.75%, 07/15/2027(b)	320,000	305,837
Dana, Inc., 5.38%, 11/15/2027(c)	360,000	340,897
Goodyear Tire & Rubber Co. (The), 4.88%, 03/15/2027(c)	630,000	593,209

		2,010,901

Automobiles-5.34%
Allison Transmission, Inc., 4.75%, 10/01/2027(b)	360,000	338,308
Ford Motor Credit Co. LLC
4.27%, 01/09/2027(c)	795,000	735,778
4.95%, 05/28/2027	1,300,000	1,221,040
4.13%, 08/17/2027	1,100,000	999,096
3.82%, 11/02/2027(c)	600,000	534,297
7.35%, 11/04/2027(c)	1,450,000	1,476,999
Jaguar Land Rover Automotive PLC (United Kingdom), 4.50%, 10/01/2027(b)(c)	420,000	366,903

		5,672,421

Banks-0.37%
Freedom Mortgage Corp., 6.63%, 01/15/2027(b)	448,000	392,726

Building Products-0.29%
Advanced Drainage Systems, Inc., 5.00%, 09/30/2027(b)	320,000	305,890

Capital Markets-1.58%
APX Group, Inc., 6.75%, 02/15/2027(b)	547,000	532,220
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.25%, 05/15/2027	1,310,000	1,150,940

		1,683,160

Chemicals-3.07%
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B B.V., 4.75%, 06/15/2027(b)(c)	450,000	423,875
Cerdia Finanz GmbH (Germany), 10.50%, 02/15/2026(b)(d)	500,000	493,155
Chemours Co. (The), 5.38%, 05/15/2027(c)	450,000	424,017
HB Fuller Co., 4.00%, 02/15/2027	270,000	251,903
Methanex Corp. (Canada), 5.13%, 10/15/2027	630,000	591,510
Olympus Water US Holding Corp., 7.13%, 10/01/2027(b)	250,000	236,023
SNF Group SACA (France), 3.13%, 03/15/2027(b)	270,000	240,627

	Principal Amount	Value
Chemicals-(continued)
Suburban Propane Partners L.P./Suburban Energy Finance Corp., 5.88%, 03/01/2027	$320,000	$312,688
TPC Group, Inc., 13.00%, 12/16/2027(b)	290,000	294,221

		3,268,019

Commercial Services & Supplies-3.72%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 07/15/2027(b)	950,000	873,591
Brink’s Co. (The), 4.63%, 10/15/2027(b)(c)	540,000	502,643
Clean Harbors, Inc., 4.88%, 07/15/2027(b)	491,000	469,629
CoreCivic, Inc., 4.75%, 10/15/2027	230,000	205,935
Enviri Corp., 5.75%, 07/31/2027(b)(c)	425,000	369,027
Garda World Security Corp. (Canada), 4.63%, 02/15/2027(b)	518,000	479,672
Pitney Bowes, Inc., 6.88%, 03/15/2027(b)(c)	330,000	249,464
Prime Security Services Borrower LLC/Prime Finance, Inc., 3.38%, 08/31/2027(b)(c)	900,000	801,295

		3,951,256

Communications Equipment-0.34%
CommScope Technologies LLC, 5.00%, 03/15/2027(b)	644,000	358,707

Construction & Engineering-1.14%
AECOM, 5.13%, 03/15/2027(c)	900,000	864,343
Howard Midstream Energy Partners LLC, 6.75%, 01/15/2027(b)	360,000	347,030

		1,211,373

Construction Materials-0.43%
Eco Material Technologies, Inc., 7.88%, 01/31/2027(b)	470,000	458,729

Consumer Finance-1.10%
Navient Corp., 5.00%, 03/15/2027(c)	630,000	573,820
OneMain Finance Corp., 3.50%, 01/15/2027(c)	678,000	590,640

		1,164,460

Consumer Staples Distribution & Retail-1.95%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s LLC, 4.63%, 01/15/2027(b)	1,220,000	1,153,322
Performance Food Group, Inc., 5.50%, 10/15/2027(b)	960,000	925,256

		2,078,578

Containers & Packaging-3.93%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 6.00%, 06/15/2027(b)	480,000	468,532
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 08/15/2027(b)(c)	850,000	729,118
Graphic Packaging International LLC, 4.75%, 07/15/2027(b)	268,000	254,865
LABL, Inc., 10.50%, 07/15/2027(b)	620,000	594,103
Mauser Packaging Solutions Holding Co., 9.25%, 04/15/2027(b)	1,210,000	1,097,461

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

167

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)–(continued)

August 31, 2023

	Principal Amount	Value
Containers & Packaging-(continued)
Owens-Brockway Glass Container, Inc., 6.63%, 05/13/2027(b)	$540,000	$534,265
Pactiv LLC, 8.38%, 04/15/2027	150,000	151,488
Sealed Air Corp., 4.00%, 12/01/2027(b)	382,000	349,967

		4,179,799

Distributors-0.54%
BCPE Empire Holdings, Inc., 7.63%, 05/01/2027(b)	600,000	569,970

Diversified Consumer Services-1.04%
Service Corp. International, 4.63%, 12/15/2027(c)	500,000	470,450
Sotheby’s, 7.38%, 10/15/2027(b)(c)	700,000	638,110

		1,108,560

Diversified Telecommunication Services-3.08%
Altice France S.A. (France), 8.13%, 02/01/2027(b)	1,561,000	1,320,668
Frontier Communications Holdings LLC, 5.88%, 10/15/2027(b)	1,040,000	948,170
Zayo Group Holdings, Inc., 4.00%, 03/01/2027(b)(c)	1,335,000	1,001,701

		3,270,539

Electric Utilities-1.48%
NextEra Energy Operating Partners L.P., 4.50%, 09/15/2027(b)	496,000	460,849
Vistra Operations Co. LLC, 5.00%, 07/31/2027(b)	1,180,000	1,110,862

		1,571,711

Electrical Equipment-0.23%
EnerSys, 4.38%, 12/15/2027(b)	270,000	247,305

Energy Equipment & Services-2.67%
CGG S.A. (France), 8.75%, 04/01/2027(b)(c)	400,000	344,597
Enerflex Ltd. (Canada), 9.00%, 10/15/2027(b)	560,000	557,609
Nabors Industries, Inc., 7.38%, 05/15/2027(b)(c)	630,000	615,384
Transocean, Inc., 11.50%, 01/30/2027(b)	620,000	655,061
USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 09/01/2027	678,000	661,678

		2,834,329

Entertainment-2.07%
Live Nation Entertainment, Inc.
6.50%, 05/15/2027(b)(c)	1,080,000	1,081,815
4.75%, 10/15/2027(b)(c)	860,000	801,950
Scripps Escrow, Inc., 5.88%, 07/15/2027(b)(c)	388,000	313,888

		2,197,653

Financial Services-2.67%
Albion Financing 2 S.a.r.l. (Luxembourg), 8.75%, 04/15/2027(b)	425,000	396,110
Castlelake Aviation Finance DAC, 5.00%, 04/15/2027(b)	380,000	350,703
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/2027(b)	547,000	521,515

	Principal Amount	Value
Financial Services-(continued)
Oxford Finance LLC/Oxford Finance Co.-Issuer II, Inc., 6.38%, 02/01/2027(b)	$364,000	$341,446
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, 4.00%, 10/15/2027(b)(c)	902,000	812,089
United Wholesale Mortgage LLC, 5.75%, 06/15/2027(b)	450,000	415,063

		2,836,926

Food Products-0.38%
Post Holdings, Inc., 5.75%, 03/01/2027(b)(c)	410,000	401,062

Gas Utilities-0.41%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.75%, 05/20/2027	471,000	436,060

Ground Transportation-0.49%
Watco Cos. LLC/Watco Finance Corp., 6.50%, 06/15/2027(b)	540,000	521,745

Health Care Equipment & Supplies-0.92%
Garden Spinco Corp., 8.63%, 07/20/2030(b)	314,000	335,525
Teleflex, Inc., 4.63%, 11/15/2027(c)	450,000	424,805
Varex Imaging Corp., 7.88%, 10/15/2027(b)	220,000	219,939

		980,269

Health Care Providers & Services-4.90%
Community Health Systems, Inc.
5.63%, 03/15/2027(b)	1,720,000	1,515,404
8.00%, 12/15/2027(b)	630,000	606,284
Legacy LifePoint Health LLC, 4.38%, 02/15/2027(b)	530,000	459,349
Tenet Healthcare Corp.
6.25%, 02/01/2027(c)	1,360,000	1,340,587
5.13%, 11/01/2027	1,353,000	1,287,894

		5,209,518

Health Care REITs-0.94%
MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, 10/15/2027(c)	1,270,000	1,004,772

Hotel & Resort REITs-0.89%
RHP Hotel Properties L.P./RHP Finance Corp., 4.75%, 10/15/2027	630,000	586,300
Service Properties Trust, 5.50%, 12/15/2027	406,000	359,782

		946,082

Hotels, Restaurants & Leisure-10.56%
Academy Ltd., 6.00%, 11/15/2027(b)	360,000	345,276
Affinity Interactive, 6.88%, 12/15/2027(b)	490,000	434,364
Boyd Gaming Corp., 4.75%, 12/01/2027(c)	900,000	844,268
Caesars Entertainment, Inc., 8.13%, 07/01/2027(b)(c)	1,460,000	1,483,699
Carnival Corp.
5.75%, 03/01/2027(b)	3,160,000	2,976,761
9.88%, 08/01/2027(b)(c)	810,000	856,913
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 04/15/2027	450,000	425,825
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/2027	540,000	520,920

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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	Principal Amount	Value
Hotels, Restaurants & Leisure-(continued)
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC, 4.75%, 06/01/2027(b)	$680,000	$655,136
Lindblad Expeditions LLC, 6.75%, 02/15/2027(b)	330,000	319,014
Penn Entertainment, Inc., 5.63%, 01/15/2027(b)	360,000	342,889
Sabre GLBL, Inc., 11.25%, 12/15/2027(b)(c)	500,000	476,981
Six Flags Entertainment Corp., 5.50%, 04/15/2027(b)(c)	450,000	423,967
Travel + Leisure Co., Series J, 6.00%, 04/01/2027(c)	360,000	350,370
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/2027(b)	810,000	767,411

		11,223,794

Household Durables-1.59%
Beazer Homes USA, Inc., 5.88%, 10/15/2027(c)	320,000	302,003
Mattamy Group Corp. (Canada), 5.25%, 12/15/2027(b)	455,000	429,773
Meritage Homes Corp., 5.13%, 06/06/2027	273,000	261,971
Newell Brands, Inc., 6.38%, 09/15/2027(c)	450,000	442,242
Tri Pointe Homes, Inc., 5.25%, 06/01/2027(c)	263,000	251,105

		1,687,094

Household Products-0.63%
Energizer Holdings, Inc., 6.50%, 12/31/2027(b)	270,000	261,120
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada), 7.00%, 12/31/2027(b)	470,000	414,093

		675,213

Insurance-1.66%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
4.25%, 10/15/2027(b)	678,000	616,201
6.75%, 10/15/2027(b)	1,209,000	1,144,071

		1,760,272

Interactive Media & Services-1.73%
Match Group Holdings II LLC, 5.00%, 12/15/2027(b)	410,000	385,307
Nexstar Media, Inc., 5.63%, 07/15/2027(b)	1,550,000	1,458,306

		1,843,613

IT Services-1.01%
Cablevision Lightpath LLC, 3.88%, 09/15/2027(b)	400,000	334,384
Cogent Communications Group, Inc., 7.00%, 06/15/2027(b)	410,000	398,356
Unisys Corp., 6.88%, 11/01/2027(b)	430,000	339,717

		1,072,457

	Principal Amount	Value
Machinery-1.47%
Park-Ohio Industries, Inc., 6.63%, 04/15/2027	$317,000	$275,348
TK Elevator US Newco, Inc. (Germany), 5.25%, 07/15/2027(b)	1,370,000	1,285,471

		1,560,819

Media-11.13%
Belo Corp.
7.75%, 06/01/2027	200,000	199,345
7.25%, 09/15/2027	215,000	210,179
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 05/01/2027(b)(c)	2,940,000	2,766,525
Clear Channel Outdoor Holdings, Inc., 5.13%, 08/15/2027(b)(c)	1,130,000	1,013,155
CMG Media Corp., 8.88%, 12/15/2027(b)	875,000	688,161
CSC Holdings LLC, 5.50%, 04/15/2027(b)(c)	1,100,000	950,763
DISH Network Corp., 11.75%, 11/15/2027(b)	3,160,000	3,209,110
Odeon Finco PLC (United Kingdom), 12.75%, 11/01/2027(b)	300,000	297,235
Sinclair Television Group, Inc., 5.13%, 02/15/2027(b)(c)	250,000	205,266
Sirius XM Radio, Inc., 5.00%, 08/01/2027(b)	1,360,000	1,258,653
Videotron Ltd. (Canada), 5.13%, 04/15/2027(b)	540,000	517,536
Ziggo Bond Co. B.V. (Netherlands), 6.00%, 01/15/2027(b)(c)	550,000	512,038

		11,827,966

Metals & Mining-0.74%
Compass Minerals International, Inc., 6.75%, 12/01/2027(b)(c)	450,000	436,984
New Gold, Inc. (Canada), 7.50%, 07/15/2027(b)	361,000	345,110

		782,094

Mortgage REITs-1.16%
Blackstone Mortgage Trust, Inc., 3.75%, 01/15/2027(b)	351,000	300,539
Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., 4.25%, 02/01/2027(b)	590,000	534,273
Starwood Property Trust, Inc., 4.38%, 01/15/2027(b)(c)	450,000	402,338

		1,237,150

Oil, Gas & Consumable Fuels-7.24%
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 9.00%, 11/01/2027(b)	312,000	392,621
Baytex Energy Corp. (Canada), 8.75%, 04/01/2027(b)	370,000	379,036
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 8.13%, 01/15/2027(b)	290,000	277,433
Earthstone Energy Holdings LLC, 8.00%, 04/15/2027(b)	496,000	506,711
EnQuest PLC (United Kingdom), 11.63%, 11/01/2027(b)(c)	300,000	284,344

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

169

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August 31, 2023

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
EQM Midstream Partners L.P.
7.50%, 06/01/2027(b)	$450,000	$454,606
6.50%, 07/01/2027(b)	810,000	805,608
FTAI Infra Escrow Holdings LLC, 10.50%, 06/01/2027(b)	565,000	565,669
Genesis Energy L.P./Genesis Energy Finance Corp., 8.00%, 01/15/2027	890,000	878,296
Holly Energy Partners L.P./Holly Energy Finance Corp., 6.38%, 04/15/2027(b)	364,000	362,454
MEG Energy Corp. (Canada), 7.13%, 02/01/2027(b)	410,000	415,541
Murphy Oil Corp., 5.88%, 12/01/2027(c)	495,000	486,926
Murphy Oil USA, Inc., 5.63%, 05/01/2027	270,000	263,139
NuStar Logistics L.P., 5.63%, 04/28/2027	498,000	483,658
Parkland Corp. (Canada), 5.88%, 07/15/2027(b)	450,000	435,316
SM Energy Co., 6.63%, 01/15/2027(c)	330,000	326,172
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 6.00%, 03/01/2027(b)	390,000	374,176

		7,691,706

Passenger Airlines-0.46%
Allegiant Travel Co., 7.25%, 08/15/2027(b)	500,000	489,903

Pharmaceuticals-0.95%
Bausch Health Cos., Inc., 6.13%, 02/01/2027(b)	900,000	592,677
Catalent Pharma Solutions, Inc., 5.00%, 07/15/2027(b)	450,000	420,622

		1,013,299

Professional Services-0.71%
AMN Healthcare, Inc., 4.63%, 10/01/2027(b)	455,000	417,816
Korn Ferry, 4.63%, 12/15/2027(b)	360,000	335,175

		752,991

Retail REITs-0.53%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 4.50%, 04/01/2027, (Acquired 12/14/2021 - 08/25/2023; Cost $626,537)(b)(e)	675,000	564,357

Software-1.19%
Gen Digital, Inc., 6.75%, 09/30/2027(b)	810,000	812,920
NCR Corp., 5.75%, 09/01/2027(b)	450,000	454,758

		1,267,678

Specialized REITs-1.97%
Iron Mountain, Inc., 4.88%, 09/15/2027(b)	900,000	848,182
SBA Communications Corp., 3.88%, 02/15/2027(c)	1,350,000	1,249,385

		2,097,567

Investment Abbreviations:

REIT-Real Estate Investment Trust

	Principal Amount	Value
Specialty Retail-0.61%
JELD-WEN, Inc., 4.88%, 12/15/2027(b)	$360,000	$320,786
Lithia Motors, Inc., 4.63%, 12/15/2027(b)	360,000	332,843

		653,629

Technology Hardware, Storage & Peripherals-1.54%
Presidio Holdings, Inc., 4.88%, 02/01/2027(b)	471,000	440,786
Seagate HDD Cayman
4.88%, 06/01/2027	460,000	440,960
9.63%, 12/01/2032(b)	680,000	753,998

		1,635,744

Trading Companies & Distributors-1.39%
Herc Holdings, Inc., 5.50%, 07/15/2027(b)(c)	1,080,000	1,039,533
United Rentals (North America), Inc., 5.50%, 05/15/2027	450,000	441,490

		1,481,023

Wireless Telecommunication Services-0.26%
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 4.75%, 04/30/2027(b)	320,000	281,817

Total U.S. Dollar Denominated Bonds & Notes (Cost $107,269,045)		103,757,166

	Shares
Money Market Funds-0.73%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(f)(g) (Cost $775,448)	775,448	775,448

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.33% (Cost $108,044,493)		104,532,614

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-26.01%
Invesco Private Government Fund, 5.30%(f)(g)(h)	7,741,004	7,741,004
Invesco Private Prime Fund, 5.51%(f)(g)(h)	19,905,247	19,905,247

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $27,646,251)		27,646,251

TOTAL INVESTMENTS IN SECURITIES-124.34% (Cost $135,690,744)		132,178,865
OTHER ASSETS LESS LIABILITIES-(24.34)%		(25,870,493)

NET ASSETS-100.00%.		$106,308,372

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

170

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August 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $77,085,723, which represented 72.51% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Restricted security. The value of this security at August 31, 2023 represented less than 1% of the Fund’s Net Assets.
(f)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$251,169	$9,930,110	$(9,405,831)	$-	$-	$775,448	$38,519

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	1,155,557	35,803,379	(29,217,932)	-	-	7,741,004	165,050	*

Invesco Private Prime Fund	4,009,984	71,247,297	(55,351,381)	(330)	(323)	19,905,247	440,942	*

Total	$5,416,710	$116,980,786	$(93,975,144)	$(330)	$(323)	$28,421,699	$644,511

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

171

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August 31, 2023

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-97.33%
Aerospace & Defense-2.89%
Bombardier, Inc. (Canada), 6.00%, 02/15/2028(b)(c)	$290,000	$271,304
BWX Technologies, Inc., 4.13%, 06/30/2028(b)	156,000	142,097
Spirit AeroSystems, Inc., 4.60%, 06/15/2028.	260,000	210,875
TransDigm, Inc., 6.75%, 08/15/2028(b)	810,000	813,852
Triumph Group, Inc., 9.00%, 03/15/2028(b)	440,000	443,527

		1,881,655

Automobile Components-2.40%
American Axle & Manufacturing, Inc., 6.88%, 07/01/2028	150,000	137,720
ANGI Group LLC, 3.88%, 08/15/2028(b)	180,000	144,620
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 4.75%, 04/01/2028(b)	190,000	172,966
Benteler International AG (Austria), 10.50%, 05/15/2028(b)	150,000	151,232
Clarios Global L.P./Clarios US Finance Co., 6.75%, 05/15/2028(b)(c)	290,000	289,508
Dana, Inc., 5.63%, 06/15/2028	150,000	141,339
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/2028(b)	180,000	168,205
GrafTech Global Enterprises, Inc., 9.88%, 12/15/2028(b)	180,000	175,725
ZF North America Capital, Inc. (Germany), 6.88%, 04/14/2028(b)	180,000	179,596

		1,560,911

Automobiles-2.28%
Ford Motor Co., 6.63%, 10/01/2028	160,000	161,447
Ford Motor Credit Co. LLC
2.90%, 02/16/2028(c)	300,000	256,293
6.80%, 05/12/2028(c)	540,000	540,319
Jaguar Land Rover Automotive PLC (United Kingdom), 5.88%, 01/15/2028(b)	200,000	184,417
PM General Purchaser LLC, 9.50%, 10/01/2028(b)	240,000	231,323
Winnebago Industries, Inc., 6.25%, 07/15/2028(b)	110,000	107,186

		1,480,985

Biotechnology-0.46%
Emergent BioSolutions, Inc., 3.88%, 08/15/2028(b)	170,000	81,798
Grifols S.A. (Spain), 4.75%, 10/15/2028(b)(c) .	250,000	219,568

		301,366

Broadline Retail-0.16%
QVC, Inc., 4.38%, 09/01/2028	180,000	102,029

Building Products-0.69%
New Enterprise Stone & Lime Co., Inc.
5.25%, 07/15/2028(b)	217,000	200,447
9.75%, 07/15/2028(b)	100,000	99,199
Shea Homes L.P./Shea Homes Funding Corp., 4.75%, 02/15/2028	160,000	147,415

		447,061

	Principal Amount	Value
Capital Markets-1.80%
Coinbase Global, Inc., 3.38%, 10/01/2028(b)	$390,000	$287,293
NFP Corp.
4.88%, 08/15/2028(b)	200,000	178,507
6.88%, 08/15/2028(b)	800,000	705,339

		1,171,139

Chemicals-5.82%
ASP Unifrax Holdings, Inc., 5.25%, 09/30/2028(b)	290,000	196,390
Calderys Financing LLC (France), 11.25%, 06/01/2028(b)	210,000	215,505
Chemours Co. (The), 5.75%, 11/15/2028(b)	290,000	260,774
Consolidated Energy Finance S.A. (Switzerland), 5.63%, 10/15/2028(b)	150,000	125,419
CVR Partners L.P./CVR Nitrogen Finance Corp., 6.13%, 06/15/2028(b)	210,000	188,208
Element Solutions, Inc., 3.88%, 09/01/2028(b)(c)	310,000	272,806
HB Fuller Co., 4.25%, 10/15/2028(c)	118,000	105,439
Herens Holdco S.a.r.l. (Luxembourg), 4.75%, 05/15/2028(b)	100,000	76,908
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/2028(b)	180,000	166,820
Ingevity Corp., 3.88%, 11/01/2028(b)	200,000	170,118
Innophos Holdings, Inc., 9.38%, 02/15/2028(b)	110,000	108,085
Iris Holding, Inc., 10.00%, 12/15/2028(b)	150,000	120,000
LSB Industries, Inc., 6.25%, 10/15/2028(b)	280,000	256,326
Minerals Technologies, Inc., 5.00%, 07/01/2028(b)	150,000	138,142
Olympus Water US Holding Corp.
4.25%, 10/01/2028(b)	300,000	246,564
9.75%, 11/15/2028(b)	610,000	615,232
SCIH Salt Holdings, Inc., 4.88%, 05/01/2028(b)	430,000	387,398
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 09/15/2028(b)	151,000	133,650

		3,783,784

Commercial Services & Supplies-4.68%
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l.
4.63%, 06/01/2028(b)	270,000	228,505
4.63%, 06/01/2028(b)	400,000	340,360
Garda World Security Corp. (Canada), 7.75%, 02/15/2028(b)	150,000	149,036
GEO Group, Inc. (The), 10.50%, 06/30/2028	110,000	110,132
GFL Environmental, Inc. (Canada)
4.00%, 08/01/2028(b)(c)	290,000	259,149
3.50%, 09/01/2028(b)(c)	290,000	256,451
Interface, Inc., 5.50%, 12/01/2028(b)	100,000	85,523
Madison IAQ LLC, 4.13%, 06/30/2028(b)	260,000	230,264
MPH Acquisition Holdings LLC
5.50%, 09/01/2028(b)	400,000	340,054
5.75%, 11/01/2028(b)	343,000	257,310
Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 01/15/2028(b)(c)	500,000	476,741

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

172

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS) –(continued)

August 31, 2023

	Principal Amount	Value
Commercial Services & Supplies-(continued)
R.R. Donnelley & Sons Co., 9.75%, 07/31/2028(b)	$110,000	$110,107
Ritchie Bros. Holdings, Inc. (Canada), 6.75%, 03/15/2028(b)	200,000	202,700

		3,046,332

Communications Equipment-0.17%
Viasat, Inc., 6.50%, 07/15/2028(b)	142,000	111,165

Construction & Engineering-1.18%
Fluor Corp., 4.25%, 09/15/2028(c)	220,000	205,359
Howard Midstream Energy Partners LLC, 8.88%, 07/15/2028(b)	200,000	207,306
Pike Corp., 5.50%, 09/01/2028(b)	261,000	235,148
Railworks Holdings L.P./Railworks Rally, Inc., 8.25%, 11/15/2028(b)	127,000	121,644

		769,457

Construction Materials-0.68%
Camelot Return Merger Sub, Inc., 8.75%, 08/01/2028(b)(c)	262,000	261,611
Williams Scotsman International, Inc., 4.63%, 08/15/2028(b)	200,000	182,680

		444,291

Consumer Finance-0.99%
FirstCash, Inc., 4.63%, 09/01/2028(b)	180,000	160,273
Navient Corp., 4.88%, 03/15/2028	190,000	165,661
OneMain Finance Corp., 3.88%, 09/15/2028	220,000	180,630
PRA Group, Inc., 8.38%, 02/01/2028(b)	150,000	137,046

		643,610

Consumer Staples Distribution & Retail-1.18%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s LLC, 6.50%, 02/15/2028(b)(c)	290,000	288,950
C&S Group Enterprises LLC, 5.00%, 12/15/2028(b)	151,000	117,262
GPS Hospitality Holding Co. LLC/GPS Finco, Inc., 7.00%, 08/15/2028(b)	140,000	94,717
SEG Holding LLC/SEG Finance Corp., 5.63%, 10/15/2028(b)	110,000	106,442
United Natural Foods, Inc., 6.75%, 10/15/2028(b)	191,000	159,204

		766,575

Containers & Packaging-3.53%
Ardagh Metal Packaging Finance USA LLC/ Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/2028(b)	200,000	170,265
Ball Corp., 6.88%, 03/15/2028(c)	290,000	294,650
Cascades, Inc./Cascades USA, Inc. (Canada), 5.38%, 01/15/2028(b)	170,000	160,207
Graham Packaging Co., Inc., 7.13%, 08/15/2028(b)	182,000	158,913
Graphic Packaging International LLC, 3.50%, 03/15/2028(b)	160,000	142,701
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada), 6.00%, 09/15/2028(b)	237,000	213,926

	Principal Amount	Value
Containers & Packaging-(continued)
LABL, Inc.
5.88%, 11/01/2028(b)	$180,000	$163,913
9.50%, 11/01/2028(b)	110,000	113,357
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc., 4.38%, 10/15/2028(b)	180,000	159,913
Sealed Air Corp./Sealed Air Corp US, 6.13%, 02/01/2028(b)	280,000	275,420
Silgan Holdings, Inc., 4.13%, 02/01/2028	220,000	201,767
Trident TPI Holdings, Inc., 12.75%, 12/31/2028(b)	230,000	239,511

		2,294,543

Distributors-0.31%
Evergreen Acqco 1 L.P./TVI, Inc., 9.75%, 04/26/2028(b)	196,000	204,567

Diversified Consumer Services-0.43%
Adtalem Global Education, Inc., 5.50%, 03/01/2028(b)	155,000	144,599
Grand Canyon University, 5.13%, 10/01/2028	150,000	135,570

		280,169

Diversified REITs-2.15%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 5.88%, 10/01/2028(b)	260,000	240,762
Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC
10.50%, 02/15/2028(b)	970,000	968,578
4.75%, 04/15/2028(b)	220,000	185,645

		1,394,985

Diversified Telecommunication Services-3.91%
Altice France S.A. (France), 5.50%, 01/15/2028(b)	400,000	300,119
CommScope, Inc., 7.13%, 07/01/2028(b)	251,000	140,086
Consolidated Communications, Inc.
5.00%, 10/01/2028(b)	150,000	112,548
6.50%, 10/01/2028(b)	290,000	222,903
Frontier Communications Holdings LLC, 5.00%, 05/01/2028(b)(c)	580,000	497,520
Iliad Holding S.A.S.U. (France), 7.00%, 10/15/2028(b)(c)	300,000	279,441
Level 3 Financing, Inc., 4.25%, 07/01/2028(b)	460,000	302,026
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/2028(b)(c)	543,000	440,711
Zayo Group Holdings, Inc., 6.13%, 03/01/2028(b)	380,000	247,349

		2,542,703

Electric Utilities-0.90%
Pattern Energy Operations L.P./Pattern
Energy Operations, Inc., 4.50%, 08/15/2028(b)	250,000	227,827
PG&E Corp., 5.00%, 07/01/2028(c)	390,000	359,124

		586,951

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

173

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August 31, 2023

	Principal Amount	Value
Electrical Equipment-1.22%
Vertiv Group Corp., 4.13%, 11/15/2028(b)	$330,000	$296,565
WESCO Distribution, Inc., 7.25%, 06/15/2028(b)	490,000	499,153

		795,718

Energy Equipment & Services-1.55%
Archrock Partners L.P./Archrock Partners Finance Corp., 6.25%, 04/01/2028(b)	310,000	296,220
Bristow Group, Inc., 6.88%, 03/01/2028(b)	140,000	131,083
Harvest Midstream I L.P., 7.50%, 09/01/2028(b)	310,000	311,053
Nine Energy Service, Inc., 13.00%, 02/01/2028	120,000	109,628
Weatherford International Ltd., 6.50%, 09/15/2028(b)	160,000	160,541

		1,008,525

Entertainment-0.63%
Cinemark USA, Inc., 5.25%, 07/15/2028(b)	280,000	248,959
Live Nation Entertainment, Inc., 3.75%, 01/15/2028(b)	180,000	160,733

		409,692

Financial Services-3.01%
AG Issuer LLC, 6.25%, 03/01/2028(b)	190,000	182,226
Burford Capital Global Finance LLC, 6.25%, 04/15/2028(b)	200,000	184,281
GGAM Finance Ltd. (Ireland), 8.00%, 06/15/2028(b)	230,000	233,441
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/2028(b)	350,000	299,205
LD Holdings Group LLC, 6.13%, 04/01/2028(b)	230,000	149,819
Macquarie Airfinance Holdings Ltd. (United Kingdom), 8.38%, 05/01/2028(b)	190,000	194,170
Midcap Financial Issuer Trust, 6.50%, 05/01/2028(b)	320,000	285,106
Nationstar Mortgage Holdings, Inc., 5.50%, 08/15/2028(b)	310,000	281,265
Werner FinCo L.P./Werner FinCo, Inc., 11.50%, 06/15/2028(b)	140,000	145,498

		1,955,011

Food Products-2.11%
Aramark Services, Inc., 5.00%, 02/01/2028(b)(c)	420,000	392,202
Chobani LLC/Chobani Finance Corp., Inc., 4.63%, 11/15/2028(b)	173,000	155,399
Lamb Weston Holdings, Inc., 4.88%, 05/15/2028(b)	190,000	179,613
Post Holdings, Inc., 5.63%, 01/15/2028(b)(c)	360,000	345,522
TKC Holdings, Inc., 6.88%, 05/15/2028(b)	160,000	144,805
TreeHouse Foods, Inc., 4.00%, 09/01/2028	180,000	154,270

		1,371,811

Gas Utilities-0.28%
AmeriGas Partners L.P./AmeriGas Finance Corp., 9.38%, 06/01/2028(b)	180,000	184,667

	Principal Amount	Value
Ground Transportation-0.28%
Uber Technologies, Inc., 6.25%, 01/15/2028(b)	$180,000	$178,771

Health Care Equipment & Supplies-0.47%
Hologic, Inc., 4.63%, 02/01/2028(b)	150,000	140,487
Teleflex, Inc., 4.25%, 06/01/2028(b)	180,000	165,718

		306,205

Health Care Providers & Services-3.78%
Acadia Healthcare Co., Inc., 5.50%, 07/01/2028(b)	160,000	151,736
Akumin Escrow, Inc., 7.50%, 08/01/2028(b)	140,000	92,887
Avantor Funding, Inc., 4.63%, 07/15/2028(b)(c)	599,000	556,614
Cano Health LLC, 6.25%, 10/01/2028(b)	100,000	34,090
Heartland Dental LLC/Heartland Dental Finance Corp., 10.50%, 04/30/2028(b)	200,000	202,250
Molina Healthcare, Inc., 4.38%, 06/15/2028(b)	310,000	284,766
Tenet Healthcare Corp.
4.63%, 06/15/2028	220,000	202,814
6.13%, 10/01/2028(c)	970,000	935,172

		2,460,329

Health Care REITs-0.41%
CTR Partnership L.P./CareTrust Capital Corp., 3.88%, 06/30/2028(b)	150,000	130,842
Diversified Healthcare Trust, 4.75%, 02/15/2028	180,000	137,678

		268,520

Hotels, Restaurants & Leisure-4.56%
1011778 BC ULC/New Red Finance, Inc. (Canada), 4.38%, 01/15/2028(b)	290,000	266,438
Carnival Corp., 4.00%, 08/01/2028(b)	930,000	833,008
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 6.50%, 10/01/2028	120,000	116,114
Churchill Downs, Inc., 4.75%, 01/15/2028(b)	270,000	249,257
Full House Resorts, Inc., 8.25%, 02/15/2028(b)	152,000	135,378
Hilton Domestic Operating Co., Inc., 5.75%, 05/01/2028(b)	190,000	186,589
Light & Wonder International, Inc., 7.00%, 05/15/2028(b)	270,000	269,236
Lindblad Expeditions Holdings, Inc., 9.00%, 05/15/2028(b)	110,000	113,131
Marriott Ownership Resorts, Inc., 4.75%, 01/15/2028	133,000	118,838
MGM Resorts International, 4.75%, 10/15/2028(c)	297,000	269,801
Station Casinos LLC, 4.50%, 02/15/2028(b)	270,000	241,893
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/2028(b)	182,000	166,148

		2,965,831

Household Durables-0.80%
CP Atlas Buyer, Inc., 7.00%, 12/01/2028(b)	184,000	154,695
Installed Building Products, Inc., 5.75%, 02/01/2028(b)	100,000	94,071

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

174

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)–(continued)

August 31, 2023

	Principal Amount	Value
Household Durables-(continued)
M/I Homes, Inc., 4.95%, 02/01/2028	$150,000	$139,326
Tri Pointe Homes, Inc., 5.70%, 06/15/2028	136,000	129,067

		517,159

Household Products-0.65%
Central Garden & Pet Co., 5.13%, 02/01/2028	100,000	94,013
Energizer Holdings, Inc., 4.75%, 06/15/2028(b)(c)	212,000	187,420
Prestige Brands, Inc., 5.13%, 01/15/2028(b)	150,000	142,310

		423,743

Independent Power and Renewable Electricity Producers-2.52%
Atlantica Sustainable Infrastructure PLC (Spain), 4.13%, 06/15/2028(b)	200,000	178,902
Calpine Corp.
4.50%, 02/15/2028(b)(c)	460,000	426,248
5.13%, 03/15/2028(b)	540,000	492,469
Clearway Energy Operating LLC, 4.75%, 03/15/2028(b)(c)	330,000	305,430
TerraForm Power Operating LLC, 5.00%, 01/31/2028(b)	260,000	236,357

		1,639,406

Insurance-0.73%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 04/15/2028(b)	480,000	473,349

Interactive Media & Services-1.01%
Cars.com, Inc., 6.38%, 11/01/2028(b)	150,000	138,860
Match Group Holdings II LLC, 4.63%, 06/01/2028(b)	190,000	175,469
Nexstar Media, Inc., 4.75%, 11/01/2028(b)	390,000	342,547

		656,876

IT Services-2.29%
Acuris Finance US, Inc./Acuris Finance S.a.r.l., 5.00%, 05/01/2028(b)	100,000	81,094
Ahead DB Holdings LLC, 6.63%, 05/01/2028(b)	148,000	128,528
Arches Buyer, Inc., 4.25%, 06/01/2028(b)(c)	360,000	313,570
Cablevision Lightpath LLC, 5.63%, 09/15/2028(b)	200,000	154,334
EquipmentShare.com, Inc., 9.00%, 05/15/2028(b)(c)	250,000	248,438
Gartner, Inc., 4.50%, 07/01/2028(b)(c)	290,000	270,720
ION Trading Technologies S.a.r.l. (Luxembourg), 5.75%, 05/15/2028(b)	200,000	175,712
Virtusa Corp., 7.13%, 12/15/2028(b)	140,000	114,779

		1,487,175

Machinery-1.31%
ATS Corp. (Canada), 4.13%, 12/15/2028(b)	120,000	106,747
GrafTech Finance, Inc., 4.63%, 12/15/2028(b)	180,000	141,462
Titan International, Inc., 7.00%, 04/30/2028	150,000	143,048
TK Elevator Holdco GmbH (Germany), 7.63%, 07/15/2028(b)	200,000	185,615

	Principal Amount	Value
Machinery-(continued)
Trinity Industries, Inc., 7.75%, 07/15/2028(b)	$150,000	$152,709
Wabash National Corp., 4.50%, 10/15/2028(b)	140,000	118,958

		848,539

Media-8.61%
Advantage Sales & Marketing, Inc., 6.50%, 11/15/2028(b)	283,000	246,992
CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 02/01/2028(b)(c)	970,000	894,724
Clear Channel Outdoor Holdings, Inc., 7.75%, 04/15/2028(b)	380,000	299,228
CSC Holdings LLC
5.38%, 02/01/2028(b)	340,000	279,068
11.25%, 05/15/2028(b)	300,000	296,167
DISH DBS Corp.
7.38%, 07/01/2028	390,000	244,698
5.75%, 12/01/2028(b)	970,000	754,801
GCI LLC, 4.75%, 10/15/2028(b)	230,000	199,784
iHeartCommunications, Inc., 4.75%, 01/15/2028(b)	178,000	137,363
Lamar Media Corp., 3.75%, 02/15/2028(c)	231,000	210,603
McGraw-Hill Education, Inc., 5.75%, 08/01/2028(b)(c)	310,000	275,404
Sirius XM Radio, Inc., 4.00%, 07/15/2028(b)(c)	770,000	667,464
TEGNA, Inc., 4.63%, 03/15/2028	360,000	322,889
Univision Communications, Inc., 8.00%, 08/15/2028(b)	190,000	190,066
UPC Holding B.V. (Netherlands), 5.50%, 01/15/2028(b)	200,000	178,201
Urban One, Inc., 7.38%, 02/01/2028(b)	260,000	226,318
Virgin Media Vendor Financing Notes IV DAC (United Kingdom), 5.00%, 07/15/2028(b)	200,000	177,410

		5,601,180

Metals & Mining-0.69%
Century Aluminum Co., 7.50%, 04/01/2028(b)	90,000	84,960
Constellium SE, 5.63%, 06/15/2028(b)	100,000	94,648
Kaiser Aluminum Corp., 4.63%, 03/01/2028(b)	180,000	159,428
Warrior Met Coal, Inc., 7.88%, 12/01/2028(b)	110,000	112,344

		451,380

Oil, Gas & Consumable Fuels-6.85%
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 8.25%, 12/31/2028(b)	110,000	110,233
Callon Petroleum Co., 8.00%, 08/01/2028(b)	238,000	241,573
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.75%, 07/15/2028(b)	130,000	129,342
Civitas Resources, Inc., 8.38%, 07/01/2028(b)	500,000	515,625
Conuma Resources Ltd. (Canada), 13.13%, 05/01/2028(b)	80,000	74,125
Crescent Energy Finance LLC, 9.25%, 02/15/2028(b)	150,000	153,581
CVR Energy, Inc., 5.75%, 02/15/2028(b)	150,000	136,712

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

175

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)–(continued)

August 31, 2023

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(b)	$150,000	$139,572
Encino Acquisition Partners Holdings LLC, 8.50%, 05/01/2028(b)(c)	255,000	242,021
EQM Midstream Partners L.P., 5.50%, 07/15/2028	330,000	315,600
Global Marine, Inc., 7.00%, 06/01/2028	100,000	86,925
Hess Midstream Operations L.P., 5.13%, 06/15/2028(b)	200,000	187,792
Holly Energy Partners L.P./Holly Energy Finance Corp., 5.00%, 02/01/2028(b)	172,000	161,503
Martin Midstream Partners L.P./Martin Midstream Finance Corp., 11.50%, 02/15/2028(b)	140,000	141,773
Matador Resources Co., 6.88%, 04/15/2028(b)	190,000	189,873
Murphy Oil Corp., 6.38%, 07/15/2028	263,000	263,103
Northern Oil and Gas, Inc., 8.13%, 03/01/2028(b)	269,000	269,890
SM Energy Co., 6.50%, 07/15/2028	150,000	146,760
Venture Global LNG, Inc., 8.13%, 06/01/2028(b)	830,000	838,005
Vital Energy, Inc., 10.13%, 01/15/2028	106,000	107,706

		4,451,714

Paper & Forest Products-0.58%
Ahlstrom Holding 3 Oy (Finland), 4.88%, 02/04/2028(b)	100,000	83,479
Clearwater Paper Corp., 4.75%, 08/15/2028(b)	90,000	78,681
Domtar Corp., 6.75%, 10/01/2028(b)	250,000	216,505

		378,665

Passenger Airlines-0.74%
American Airlines, Inc., 7.25%, 02/15/2028(b)(c)	290,000	285,164
Cargo Aircraft Management, Inc., 4.75%, 02/01/2028(b)	220,000	198,946

		484,110

Personal Care Products-0.41%
Edgewell Personal Care Co., 5.50%, 06/01/2028(b)(c)	280,000	264,155

Pharmaceuticals-3.39%
AdaptHealth LLC, 6.13%, 08/01/2028(b)	116,000	104,848
Bausch Health Cos., Inc.
4.88%, 06/01/2028(b)	580,000	344,702
11.00%, 09/30/2028(b)	640,000	458,520
Cheplapharm Arzneimittel GmbH (Germany), 5.50%, 01/15/2028(b)	200,000	181,298
Elanco Animal Health, Inc., 6.65%, 08/28/2028(c)	280,000	276,850
Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, 11.50%, 12/15/2028(b)	200,000	180,837
Organon & Co./Organon Foreign Debt Co-Issuer B.V., 4.13%, 04/30/2028(b)	725,000	656,837

		2,203,892

	Principal Amount	Value
Professional Services-1.43%
ASGN, Inc., 4.63%, 05/15/2028(b)	$200,000	$179,919
Clarivate Science Holdings Corp., 3.88%, 07/01/2028(b)	360,000	317,581
CoreLogic, Inc., 4.50%, 05/01/2028(b)(c)	276,000	225,879
KBR, Inc., 4.75%, 09/30/2028(b)	86,000	77,562
Science Applications International Corp., 4.88%, 04/01/2028(b)	140,000	130,446

		931,387

Real Estate Management & Development-0.87%
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/2028(b)	232,000	221,103
Forestar Group, Inc., 5.00%, 03/01/2028(b)	100,000	92,515
Howard Hughes Corp. (The), 5.38%, 08/01/2028(b)	280,000	252,480

		566,098

Residential REITs-0.14%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.63%, 01/15/2028(b)	95,000	90,893

Retail REITs-0.23%
Necessity Retail REIT, Inc. (The)/American Finance Operating Partner L.P., 4.50%, 09/30/2028(b)	197,000	151,055

Semiconductors & Semiconductor Equipment-0.58%
Entegris, Inc., 4.38%, 04/15/2028(b)	158,000	144,192
ON Semiconductor Corp., 3.88%, 09/01/2028(b)	262,000	233,467

		377,659

Software-1.93%
Alteryx, Inc., 8.75%, 03/15/2028(b)	170,000	164,203
Consensus Cloud Solutions, Inc., 6.50%, 10/15/2028(b)	180,000	162,850
Fair Isaac Corp., 4.00%, 06/15/2028(b)(c)	330,000	302,081
Helios Software Holdings, Inc./ION Corporate Solutions Finance S.a.r.l., 4.63%, 05/01/2028(b)	100,000	86,353
MicroStrategy, Inc., 6.13%, 06/15/2028(b)	171,000	153,243
NCR Corp., 5.00%, 10/01/2028(b)	240,000	220,492
PTC, Inc., 4.00%, 02/15/2028(b)	180,000	165,541

		1,254,763

Specialized REITs-0.72%
Iron Mountain, Inc.
5.25%, 03/15/2028(b)	320,000	300,325
5.00%, 07/15/2028(b)	180,000	166,856

		467,181

Specialty Retail-2.83%
Asbury Automotive Group, Inc., 4.50%, 03/01/2028	150,000	136,969
At Home Group, Inc., 4.88%, 07/15/2028(b)	90,000	43,467
Bath & Body Works, Inc., 5.25%, 02/01/2028	180,000	172,860
Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	280,000	248,875
Ken Garff Automotive LLC, 4.88%, 09/15/2028(b)	140,000	121,935
Michaels Cos., Inc. (The), 5.25%, 05/01/2028(b)(c)	310,000	258,742

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

176

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)–(continued)

August 31, 2023

	Principal Amount	Value
Specialty Retail-(continued)
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 02/15/2028(b)	$450,000	$404,089
SRS Distribution, Inc., 4.63%, 07/01/2028(b)	250,000	222,764
White Cap Buyer LLC, 6.88%, 10/15/2028(b)	248,000	227,819

		1,837,520

Technology Hardware, Storage & Peripherals-0.69%
Presidio Holdings, Inc., 8.25%, 02/01/2028(b)	200,000	193,979
Xerox Holdings Corp., 5.50%, 08/15/2028(b)(c)	290,000	252,618

		446,597

Trading Companies & Distributors-2.17%
Fortress Transportation and Infrastructure Investors LLC, 5.50%, 05/01/2028(b)	400,000	371,934
H&E Equipment Services, Inc., 3.88%, 12/15/2028(b)(c)	480,000	419,545
United Rentals (North America), Inc., 4.88%, 01/15/2028	650,000	619,083

		1,410,562

Wireless Telecommunication Services-0.25%
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
6.00%, 02/15/2028(b)	100,000	80,279
10.75%, 06/01/2028(b)	90,000	83,816

		164,095

Total U.S. Dollar Denominated Bonds & Notes (Cost $65,808,694)		63,298,511

	Shares	Value
Money Market Funds-1.00%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(d)(e) (Cost $648,228)	648,228	$648,228

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.33% (Cost $66,456,922)		63,946,739

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-18.33%
Invesco Private Government Fund, 5.30%(d)(e)(f)	3,187,584	3,187,584
Invesco Private Prime Fund, 5.51%(d)(e)(f)	8,736,644	8,736,644

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $11,924,278)		11,924,228

TOTAL INVESTMENTS IN SECURITIES-116.66% (Cost $78,381,200)		75,870,967
OTHER ASSETS LESS LIABILITIES-(16.66)%		(10,832,617)

NET ASSETS-100.00%.		$65,038,350

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $54,388,927, which represented 83.63% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

Change in
Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	August 31, 2022	at Cost	from Sales	(Depreciation)	Gain	August 31, 2023	Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$ 145,115	$ 4,926,602	$ (4,423,489)	$ -	$ -	$ 648,228	$ 13,595

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

177

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)–(continued)

August 31, 2023

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	August 31, 2022	at Cost	from Sales	(Depreciation)	Gain	August 31, 2023	Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$480,278	$16,539,611	$(13,832,305)	$-	$-	$3,187,584	$60,295	*

Invesco Private Prime Fund	1,235,001	28,248,296	(20,746,690)	(134)	171	8,736,644	163,747	*

Total	$1,860,394	$49,714,509	$(39,002,484)	$(134)	$171	$12,572,456	$237,637

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

178

Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT)

August 31, 2023

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-97.72%
Aerospace & Defense-1.49%
Bombardier, Inc. (Canada), 7.50%, 02/01/2029(b)	$80,000	$78,465
BWX Technologies, Inc., 4.13%, 04/15/2029(b)	40,000	35,630
TransDigm, Inc.
4.63%, 01/15/2029	130,000	116,676
4.88%, 05/01/2029	80,000	72,055

		302,826

Automobile Components-1.80%
American Axle & Manufacturing, Inc., 5.00%, 10/01/2029	70,000	57,695
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/2029(b)	70,000	64,411
Goodyear Tire & Rubber Co. (The), 5.00%, 07/15/2029	80,000	71,080
NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	100,000	90,780
Patrick Industries, Inc., 4.75%, 05/01/2029(b)	30,000	25,698
Real Hero Merger Sub 2, Inc., 6.25%, 02/01/2029(b)	70,000	57,066

		366,730

Automobiles-1.86%
Allison Transmission, Inc., 5.88%, 06/01/2029(b)	50,000	48,341
Dornoch Debt Merger Sub, Inc., 6.63%, 10/15/2029(b)	70,000	60,434
Ford Motor Credit Co. LLC, 5.11%, 05/03/2029	200,000	184,165
Jaguar Land Rover Automotive PLC (United Kingdom), 5.50%, 07/15/2029(b)	50,000	43,492
Thor Industries, Inc., 4.00%, 10/15/2029(b)	50,000	42,067

		378,499

Beverages-0.64%
Primo Water Holdings, Inc. (Canada), 4.38%, 04/30/2029(b)	70,000	61,488
Triton Water Holdings, Inc., 6.25%, 04/01/2029(b)	80,000	68,076

		129,564

Building Products-1.34%
Cornerstone Building Brands, Inc., 6.13%, 01/15/2029(b)	30,000	24,391
GYP Holdings III Corp., 4.63%, 05/01/2029(b)	40,000	35,273
Park River Holdings, Inc.
5.63%, 02/01/2029(b)	40,000	31,336
6.75%, 08/01/2029(b)	30,000	24,188
PGT Innovations, Inc., 4.38%, 10/01/2029(b)	60,000	55,740
Shea Homes L.P./Shea Homes Funding Corp., 4.75%, 04/01/2029	30,000	26,633
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/2029(b)	80,000	75,022

		272,583

Capital Markets-0.87%
APX Group, Inc., 5.75%, 07/15/2029(b)	90,000	77,627

	Principal Amount	Value
Capital Markets-(continued)
Armor Holdco, Inc., 8.50%, 11/15/2029(b)	$40,000	$35,072
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.38%, 02/01/2029	80,000	63,262

		175,961

Chemicals-3.62%
ASP Unifrax Holdings, Inc., 7.50%, 09/30/2029(b)(c)	40,000	20,859
Axalta Coating Systems LLC, 3.38%, 02/15/2029(b)	150,000	127,354
Chemours Co. (The), 4.63%, 11/15/2029(b)	60,000	49,935
LSF11 A5 HoldCo LLC, 6.63%, 10/15/2029(b)	40,000	33,369
Methanex Corp. (Canada), 5.25%, 12/15/2029	70,000	63,829
NOVA Chemicals Corp. (Canada), 4.25%, 05/15/2029(b)	50,000	40,658
Olympus Water US Holding Corp., 6.25%, 10/01/2029(b)	40,000	32,239
SCIH Salt Holdings, Inc., 6.63%, 05/01/2029(b)	80,000	70,667
Scotts Miracle-Gro Co. (The), 4.50%, 10/15/2029	40,000	33,494
SK Invictus Intermediate II S.a.r.l., 5.00%, 10/30/2029(b)	60,000	49,348
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.13%, 04/01/2029(b)	40,000	21,647
Tronox, Inc., 4.63%, 03/15/2029(b)	100,000	82,493
WR Grace Holdings LLC, 5.63%, 08/15/2029(b)	130,000	110,058

		735,950

Commercial Services & Supplies-5.08%
ACCO Brands Corp., 4.25%, 03/15/2029(b)	60,000	51,313
ADT Security Corp. (The), 4.13%, 08/01/2029(b)	110,000	96,117
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.00%, 06/01/2029(b)	85,000	65,084
APi Group DE, Inc.
4.13%, 07/15/2029(b)	40,000	34,572
4.75%, 10/15/2029(b)	30,000	27,214
Clean Harbors, Inc., 5.13%, 07/15/2029(b)	30,000	28,422
Covanta Holding Corp., 4.88%, 12/01/2029(b)	80,000	68,878
Deluxe Corp., 8.00%, 06/01/2029(b)	50,000	42,244
First Student Bidco, Inc./First Transit Parent, Inc., 4.00%, 07/31/2029(b)	70,000	59,599
Garda World Security Corp. (Canada), 6.00%, 06/01/2029(b)	50,000	40,788
GFL Environmental, Inc. (Canada)
4.75%, 06/15/2029(b)	70,000	63,480
4.38%, 08/15/2029(b)	50,000	44,271
Madison IAQ LLC, 5.88%, 06/30/2029(b)	100,000	84,290
Neptune Bidco US, Inc., 9.29%, 04/15/2029(b)	280,000	261,721
Pitney Bowes, Inc., 7.25%, 03/15/2029(b)	30,000	21,786
Stericycle, Inc., 3.88%, 01/15/2029(b)	50,000	43,579

		1,033,358

Communications Equipment-0.16%
Viavi Solutions, Inc., 3.75%, 10/01/2029(b)	40,000	33,360

Construction & Engineering-0.75%
Arcosa, Inc., 4.38%, 04/15/2029(b)	40,000	36,015
Dycom Industries, Inc., 4.50%, 04/15/2029(b)	50,000	44,690

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

179

Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT)–(continued)

August 31, 2023

	Principal Amount	Value
Construction & Engineering-(continued)
Great Lakes Dredge & Dock Corp., 5.25%, 06/01/2029(b)	$40,000	$34,307
VM Consolidated, Inc., 5.50%, 04/15/2029(b)	40,000	36,513

		151,525

Construction Materials-0.24%
Global Infrastructure Solutions, Inc., 5.63%, 06/01/2029(b)	40,000	33,660
Victors Merger Corp., 6.38%, 05/15/2029(b)	20,000	14,419

		48,079

Consumer Finance-1.47%
Navient Corp., 5.50%, 03/15/2029	80,000	68,480
OneMain Finance Corp.
9.00%, 01/15/2029	50,000	50,735
5.38%, 11/15/2029	70,000	60,550
Paysafe Finance PLC/Paysafe Holdings US Corp., 4.00%, 06/15/2029(b)	30,000	25,457
PRA Group, Inc., 5.00%, 10/01/2029(b)	40,000	30,207
PROG Holdings, Inc., 6.00%, 11/15/2029(b)	70,000	62,901

		298,330

Consumer Staples Distribution & Retail-2.02%
Albertson’s Cos., Inc./Safeway, Inc./New
Albertson’s L.P./Albertson’s LLC, 3.50%, 03/15/2029(b)	150,000	129,891
American Builders & Contractors Supply Co., Inc., 3.88%, 11/15/2029(b)	40,000	34,523
Performance Food Group, Inc., 4.25%, 08/01/2029(b)	110,000	96,911
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc., 4.63%, 03/01/2029(b)	70,000	58,320
US Foods, Inc., 4.75%, 02/15/2029(b)	100,000	91,362

		411,007

Containers & Packaging-1.90%
Ardagh Metal Packaging Finance USA LLC/ Ardagh Metal Packaging Finance PLC, 4.00%, 09/01/2029(b)	100,000	81,370
Ball Corp., 6.00%, 06/15/2029	110,000	108,573
Clydesdale Acquisition Holdings, Inc., 6.63%, 04/15/2029(b)	50,000	47,623
Graphic Packaging International LLC, 3.50%, 03/01/2029(b)	40,000	34,325
LABL, Inc., 8.25%, 11/01/2029(b)	50,000	41,929
Sealed Air Corp., 5.00%, 04/15/2029(b)	40,000	37,155
TriMas Corp., 4.13%, 04/15/2029(b)	40,000	34,936

		385,911

Distributors-0.12%
Resideo Funding, Inc., 4.00%, 09/01/2029(b)	30,000	25,116

Diversified Consumer Services-0.71%
Carriage Services, Inc., 4.25%, 05/15/2029(b)	40,000	34,748
Service Corp. International, 5.13%, 06/01/2029	80,000	75,500
WW International, Inc., 4.50%, 04/15/2029(b)	50,000	34,670

		144,918

	Principal Amount	Value
Diversified REITs-0.69%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.88%, 05/15/2029(b)	$78,000	$67,735
Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/2029(b)	105,000	71,757

		139,492

Diversified Telecommunication Services-3.37%
Altice France S.A. (France)
5.13%, 07/15/2029(b)	200,000	141,565
5.50%, 10/15/2029(b)	200,000	144,644
CommScope, Inc., 4.75%, 09/01/2029(b)	140,000	104,165
Frontier Communications Holdings LLC
6.75%, 05/01/2029(b)	112,000	87,042
5.88%, 11/01/2029	70,000	51,907
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.50%, 03/01/2029(b)	90,000	77,443
Level 3 Financing, Inc.
3.63%, 01/15/2029(b)	60,000	35,796
3.75%, 07/15/2029(b)	70,000	41,835

		684,397

Electric Utilities-1.46%
DPL, Inc., 4.35%, 04/15/2029	40,000	34,521
Leeward Renewable Energy Operations LLC, 4.25%, 07/01/2029(b)	40,000	34,837
NRG Energy, Inc.
3.38%, 02/15/2029(b)	50,000	41,258
5.25%, 06/15/2029(b)	70,000	63,072
Vistra Operations Co. LLC, 4.38%, 05/01/2029(b)	140,000	123,569

		297,257

Electrical Equipment-0.43%
Sensata Technologies B.V., 4.00%, 04/15/2029(b)	100,000	87,931

Electronic Equipment, Instruments & Components-1.64%
Coherent Corp., 5.00%, 12/15/2029(b)	110,000	97,811
Imola Merger Corp., 4.75%, 05/15/2029(b)	216,000	192,212
TTM Technologies, Inc., 4.00%, 03/01/2029(b)	50,000	43,482

		333,505

Energy Equipment & Services-0.77%
Global Partners L.P./GLP Finance Corp., 6.88%, 01/15/2029	43,000	40,674
Permian Resources Operating LLC, 5.88%, 07/01/2029(b)	80,000	77,238
Precision Drilling Corp. (Canada), 6.88%, 01/15/2029(b)	40,000	38,064

		155,976

Entertainment-1.37%
AMC Entertainment Holdings, Inc., 7.50%, 02/15/2029(b)	90,000	61,511
Jacobs Entertainment, Inc., 6.75%, 02/15/2029(b)	50,000	45,358
Lions Gate Capital Holdings LLC, 5.50%, 04/15/2029(b)	97,000	59,204

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

180

Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT)–(continued)

August 31, 2023

	Principal Amount	Value
Entertainment-(continued)
Playtika Holding Corp., 4.25%, 03/15/2029(b)	$70,000	$60,613
WMG Acquisition Corp., 3.75%, 12/01/2029(b)	60,000	52,075

		278,761

Financial Services-2.14%
Aretec Escrow Issuer, Inc., 7.50%, 04/01/2029(b)	40,000	35,972
Cobra AcquisitionCo LLC, 6.38%, 11/01/2029(b) .	20,000	13,937
Compass Group Diversified Holdings LLC, 5.25%, 04/15/2029(b)	92,000	84,585
Hightower Holding LLC, 6.75%, 04/15/2029(b)	30,000	26,195
Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/2029(b)	30,000	26,359
PennyMac Financial Services, Inc., 4.25%, 02/15/2029(b)	70,000	58,011
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.63%, 03/01/2029(b)	70,000	59,654
Superior Plus L.P./Superior General Partner, Inc. (Canada), 4.50%, 03/15/2029(b)	70,000	61,668
United Wholesale Mortgage LLC, 5.50%, 04/15/2029(b)	80,000	69,480

		435,861

Food Products-0.88%
Post Holdings, Inc., 5.50%, 12/15/2029(b)	130,000	120,374
TKC Holdings, Inc., 10.50%, 05/15/2029(b)	70,000	58,163

		178,537

Gas Utilities-0.39%
Ferrellgas L.P./Ferrellgas Finance Corp., 5.88%, 04/01/2029(b)	90,000	79,488

Ground Transportation-1.28%
Carriage Purchaser, Inc., 7.88%, 10/15/2029(b)	30,000	22,540
Hertz Corp. (The), 5.00%, 12/01/2029(b)	110,000	90,545
Uber Technologies, Inc., 4.50%, 08/15/2029(b)	160,000	146,798

		259,883

Health Care Equipment & Supplies-3.72%
Hologic, Inc., 3.25%, 02/15/2029(b)	100,000	86,950
Medline Borrower L.P.
3.88%, 04/01/2029(b)	490,000	428,224
5.25%, 10/01/2029(b)	270,000	240,034

		755,208

Health Care Providers & Services-2.87%
Acadia Healthcare Co., Inc., 5.00%, 04/15/2029(b)	50,000	46,045
AHP Health Partners, Inc., 5.75%, 07/15/2029(b)	30,000	25,748
Avantor Funding, Inc., 3.88%, 11/01/2029(b)	90,000	79,012
Community Health Systems, Inc., 6.00%, 01/15/2029(b)	100,000	83,863
HealthEquity, Inc., 4.50%, 10/01/2029(b)	70,000	62,162
LifePoint Health, Inc., 5.38%, 01/15/2029(b)	41,000	28,389
ModivCare Escrow Issuer, Inc., 5.00%, 10/01/2029(b)	50,000	36,920
Option Care Health, Inc., 4.38%, 10/31/2029(b)	50,000	44,035
Owens & Minor, Inc., 4.50%, 03/31/2029(b)	50,000	42,420
Tenet Healthcare Corp., 4.25%, 06/01/2029	150,000	134,067

		582,661

	Principal Amount	Value
Hotel & Resort REITs-0.68%
RHP Hotel Properties L.P./RHP Finance Corp., 4.50%, 02/15/2029(b)	$70,000	$61,509
RLJ Lodging Trust L.P., 4.00%, 09/15/2029(b)	50,000	41,859
XHR L.P., 4.88%, 06/01/2029(b)	40,000	34,645

		138,013

Hotels, Restaurants & Leisure-6.33%
1011778 BC ULC/New Red Finance, Inc. (Canada), 3.50%, 02/15/2029(b)	80,000	70,115
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC, 5.13%, 04/15/2029(b)	30,000	27,240
Boyne USA, Inc., 4.75%, 05/15/2029(b)	80,000	72,273
Caesars Entertainment, Inc., 4.63%, 10/15/2029(b)	130,000	113,910
Carnival Corp., 6.00%, 05/01/2029(b)	220,000	198,831
Carrols Restaurant Group, Inc., 5.88%, 07/01/2029(b)	30,000	25,845
Cedar Fair L.P., 5.25%, 07/15/2029(c)	50,000	45,053
Everi Holdings, Inc., 5.00%, 07/15/2029(b)	40,000	35,730
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 4.63%, 01/15/2029(b)	110,000	95,257
Hilton Domestic Operating Co., Inc., 3.75%, 05/01/2029(b)	90,000	79,371
Hilton Grand Vacations Borrower Escrow LLC/ Hilton Grand Vacations Borrower Escrow, Inc., 5.00%, 06/01/2029(b)	90,000	79,871
Light & Wonder International, Inc., 7.25%, 11/15/2029(b)	57,000	57,292
MajorDrive Holdings IV LLC, 6.38%, 06/01/2029(b)	50,000	41,248
Marriott Ownership Resorts, Inc., 4.50%, 06/15/2029(b)	50,000	42,296
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/2029(b)	80,000	69,672
Papa John’s International, Inc., 3.88%, 09/15/2029(b)	40,000	33,682
Penn Entertainment, Inc., 4.13%, 07/01/2029(b)	40,000	32,749
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp., 5.63%, 09/01/2029(b)	70,000	55,937
SeaWorld Parks & Entertainment, Inc., 5.25%, 08/15/2029(b)	65,000	58,419
Travel + Leisure Co., 4.50%, 12/01/2029(b)	60,000	51,695

		1,286,486

Household Durables-1.07%
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada), 5.00%, 06/15/2029(b)	40,000	33,410
Century Communities, Inc., 3.88%, 08/15/2029(b)	50,000	43,131
LGI Homes, Inc., 4.00%, 07/15/2029(b)	30,000	24,836
Meritage Homes Corp., 3.88%, 04/15/2029(b)	40,000	34,948
Newell Brands, Inc., 6.63%, 09/15/2029	50,000	49,577
SWF Escrow Issuer Corp., 6.50%, 10/01/2029(b)	50,000	32,537

		218,439

Household Products-0.38%
Energizer Holdings, Inc., 4.38%, 03/31/2029(b)	90,000	77,186

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

181

Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT)–(continued)

August 31, 2023

	Principal Amount	Value
Independent Power and Renewable Electricity Producers-0.50%
Calpine Corp., 4.63%, 02/01/2029(b)	$70,000	$60,907
TransAlta Corp. (Canada), 7.75%, 11/15/2029	40,000	41,454

		102,361

Insurance-1.99%
Acrisure LLC/Acrisure Finance, Inc.
4.25%, 02/15/2029, (Acquired 09/13/2021 - 08/23/2023; Cost $72,675)(b)(d)	80,000	69,262
6.00%, 08/01/2029(b)	50,000	43,487
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 5.88%, 11/01/2029(b)	40,000	35,070
AmWINS Group, Inc., 4.88%, 06/30/2029(b)	90,000	80,849
AssuredPartners, Inc., 5.63%, 01/15/2029(b)	60,000	52,194
BroadStreet Partners, Inc., 5.88%, 04/15/2029(b)	80,000	70,481
HUB International Ltd., 5.63%, 12/01/2029(b)	60,000	53,125

		404,468

Interactive Media & Services-0.42%
Match Group Holdings II LLC, 5.63%, 02/15/2029(b)	40,000	37,741
Scripps Escrow II, Inc., 3.88%, 01/15/2029(b)	60,000	48,236

		85,977

IT Services-1.23%
Conduent Business Services LLC/Conduent State & Local Solutions, Inc., 6.00%, 11/01/2029(b)	50,000	41,314
Gartner, Inc., 3.63%, 06/15/2029(b)	70,000	61,552
Newfold Digital Holdings Group, Inc., 6.00%, 02/15/2029(b)	60,000	45,551
Twilio, Inc., 3.63%, 03/15/2029	50,000	42,943
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/2029(b)	70,000	59,571

		250,931

Leisure Products-0.21%
Vista Outdoor, Inc., 4.50%, 03/15/2029(b)	50,000	41,718

Life Sciences Tools & Services-0.34%
Syneos Health, Inc., 3.63%, 01/15/2029(b)	70,000	69,888

Machinery-0.78%
Mueller Water Products, Inc., 4.00%, 06/15/2029(b)	40,000	35,463
OT Merger Corp., 7.88%, 10/15/2029(b)	20,000	13,146
Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(b)	50,000	44,796
Terex Corp., 5.00%, 05/15/2029(b)	70,000	64,335

		157,740

Media-7.90%
Altice Financing S.A. (Luxembourg), 5.75%, 08/15/2029(b)	200,000	158,612
AMC Networks, Inc., 4.25%, 02/15/2029	90,000	57,450
CCO Holdings LLC/CCO Holdings Capital Corp.
5.38%, 06/01/2029(b)	162,000	147,594
6.38%, 09/01/2029(b)	160,000	151,622
Clear Channel Outdoor Holdings, Inc., 7.50%, 06/01/2029(b)	110,000	82,081
CSC Holdings LLC, 6.50%, 02/01/2029(b)	200,000	165,527
Lamar Media Corp., 4.88%, 01/15/2029	40,000	37,236

	Principal Amount	Value
Media-(continued)
LCPR Senior Secured Financing DAC, 5.13%, 07/15/2029(b)	$70,000	$59,073
McGraw-Hill Education, Inc., 8.00%, 08/01/2029(b)	60,000	53,474
Outfront Media Capital LLC/Outfront Media Capital Corp., 4.25%, 01/15/2029(b)	40,000	32,847
Sirius XM Radio, Inc., 5.50%, 07/01/2029(b)	140,000	126,191
Stagwell Global LLC, 5.63%, 08/15/2029(b)	120,000	100,324
TEGNA, Inc., 5.00%, 09/15/2029	120,000	105,748
Univision Communications, Inc., 4.50%, 05/01/2029(b)	110,000	94,787
Videotron Ltd. (Canada), 3.63%, 06/15/2029(b)	58,000	49,860
Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 05/15/2029(b)	200,000	183,066

		1,605,492

Metals & Mining-1.99%
ATI, Inc., 4.88%, 10/01/2029	30,000	27,113
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/2029(b)	80,000	79,608
Cleveland-Cliffs, Inc., 4.63%, 03/01/2029(b)	41,000	36,390
Coeur Mining, Inc., 5.13%, 02/15/2029(b)(c)	30,000	26,324
Constellium SE, 3.75%, 04/15/2029(b)	50,000	43,003
Hudbay Minerals, Inc. (Canada), 6.13%, 04/01/2029(b)	70,000	65,877
SunCoke Energy, Inc., 4.88%, 06/30/2029(b)	50,000	42,593
TMS International Corp., 6.25%, 04/15/2029(b)	40,000	33,436
United States Steel Corp., 6.88%, 03/01/2029	50,000	49,853

		404,197

Mortgage REITs-0.48%
Apollo Commercial Real Estate Finance, Inc., 4.63%, 06/15/2029(b)	50,000	39,263
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, 06/15/2029(b)	70,000	58,921

		98,184

Oil, Gas & Consumable Fuels-7.61%
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, 06/15/2029(b)	79,000	74,106
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 5.88%, 06/30/2029(b)	40,000	36,476
Chesapeake Energy Corp.
5.88%, 02/01/2029(b)	50,000	47,902
6.75%, 04/15/2029(b)	101,000	100,368
CNX Resources Corp., 6.00%, 01/15/2029(b)	51,000	48,618
Comstock Resources, Inc., 6.75%, 03/01/2029(b)	116,000	108,643
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.
6.00%, 02/01/2029(b)	76,000	74,689
8.00%, 04/01/2029(b)	52,000	53,781
CrownRock L.P./CrownRock Finance, Inc., 5.00%, 05/01/2029(b)	40,000	37,186
DT Midstream, Inc., 4.13%, 06/15/2029(b)	120,000	106,436
EQM Midstream Partners L.P., 4.50%, 01/15/2029(b)	90,000	81,861
Hilcorp Energy I L.P./Hilcorp Finance Co., 5.75%, 02/01/2029(b)	70,000	65,002

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

182

Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT)–(continued)

August 31, 2023

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
ITT Holdings LLC, 6.50%, 08/01/2029(b)	$120,000	$108,413
MEG Energy Corp. (Canada), 5.88%, 02/01/2029(b)	69,000	65,984
Murphy Oil USA, Inc., 4.75%, 09/15/2029	50,000	45,901
Parkland Corp. (Canada), 4.50%, 10/01/2029(b)	90,000	79,391
Rockcliff Energy II LLC, 5.50%, 10/15/2029(b)	80,000	73,828
Southwestern Energy Co., 5.38%, 02/01/2029	76,000	72,183
Sunoco L.P./Sunoco Finance Corp., 4.50%, 05/15/2029	90,000	81,481
Teine Energy Ltd. (Canada), 6.88%, 04/15/2029(b)	40,000	37,174
Venture Global Calcasieu Pass LLC, 3.88%, 08/15/2029(b)	140,000	121,247
Vital Energy, Inc., 7.75%, 07/31/2029(b)	30,000	27,029

		1,547,699

Paper & Forest Products-0.41%
Glatfelter Corp., 4.75%, 11/15/2029(b)	25,000	17,487
Mercer International, Inc. (Germany), 5.13%, 02/01/2029	80,000	65,520

		83,007

Passenger Airlines-0.94%
United Airlines, Inc., 4.63%, 04/15/2029(b)	215,000	191,452

Personal Care Products-0.44%
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC, 4.75%, 01/15/2029(b)	50,000	45,858
Edgewell Personal Care Co., 4.13%, 04/01/2029(b)	50,000	43,377

		89,235

Pharmaceuticals-1.59%
AdaptHealth LLC, 4.63%, 08/01/2029(b)	50,000	40,909
Catalent Pharma Solutions, Inc., 3.13%, 02/15/2029(b)	60,000	50,549
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 4.88%, 06/01/2029(b)	70,000	52,439
Jazz Securities DAC, 4.38%, 01/15/2029(b)	200,000	179,386

		323,283

Professional Services-0.94%
AMN Healthcare, Inc., 4.00%, 04/15/2029(b)	40,000	34,247
Clarivate Science Holdings Corp., 4.88%, 07/01/2029(b)	90,000	78,567
Dun & Bradstreet Corp. (The), 5.00%, 12/15/2029(b)	40,000	35,936
TriNet Group, Inc., 3.50%, 03/01/2029(b)	50,000	43,099

		191,849

Real Estate Management & Development-1.08%
Howard Hughes Corp. (The), 4.13%, 02/01/2029(b)	60,000	49,559
Hunt Cos., Inc., 5.25%, 04/15/2029(b)	70,000	53,539
Kennedy-Wilson, Inc., 4.75%, 03/01/2029	70,000	56,315
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 01/15/2029(b)	83,000	59,539

		218,952

	Principal Amount	Value
Residential REITs-0.17%
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.63%, 08/01/2029(b)	$40,000	$34,700

Semiconductors & Semiconductor Equipment-0.34%
Entegris, Inc., 3.63%, 05/01/2029(b)	40,000	34,416
Synaptics, Inc., 4.00%, 06/15/2029(b)	40,000	34,064

		68,480

Software-6.22%
Central Parent, Inc./CDK Global, Inc., 7.25%, 06/15/2029(b)	80,000	78,985
Cloud Software Group, Inc.
6.50%, 03/31/2029(b)	440,000	393,956
9.00%, 09/30/2029(b)	420,000	375,865
Crowdstrike Holdings, Inc., 3.00%, 02/15/2029	80,000	68,856
Elastic N.V., 4.13%, 07/15/2029(b)	60,000	51,633
NCR Corp.
5.13%, 04/15/2029(b)	130,000	118,351
6.13%, 09/01/2029(b)	50,000	51,544
Open Text Corp. (Canada), 3.88%, 12/01/2029(b)	90,000	76,413
Rocket Software, Inc., 6.50%, 02/15/2029(b)	60,000	49,854

		1,265,457

Specialized REITs-1.70%
Iron Mountain, Inc.
7.00%, 02/15/2029(b)	110,000	109,814
4.88%, 09/15/2029(b)	110,000	99,509
SBA Communications Corp., 3.13%, 02/01/2029	160,000	137,154

		346,477

Specialty Retail-4.99%
Arko Corp., 5.13%, 11/15/2029(b)	50,000	41,109
Asbury Automotive Group, Inc., 4.63%, 11/15/2029(b)	90,000	79,490
At Home Group, Inc., 7.13%, 07/15/2029(b)	20,000	10,210
Bath & Body Works, Inc., 7.50%, 06/15/2029	57,000	57,520
Foot Locker, Inc., 4.00%, 10/01/2029(b)	42,000	31,650
Gap, Inc. (The), 3.63%, 10/01/2029(b)	80,000	60,975
LBM Acquisition LLC, 6.25%, 01/15/2029(b)	90,000	78,634
LCM Investments Holdings II LLC, 4.88%, 05/01/2029(b)	110,000	95,586
Lithia Motors, Inc., 3.88%, 06/01/2029(b)	90,000	77,361
Michaels Cos., Inc. (The), 7.88%, 05/01/2029(b)	120,000	83,292
Penske Automotive Group, Inc., 3.75%, 06/15/2029	50,000	42,952
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/2029(b)	100,000	95,591
Sonic Automotive, Inc., 4.63%, 11/15/2029(b)	70,000	59,918
SRS Distribution, Inc.
6.13%, 07/01/2029(b)	40,000	34,818
6.00%, 12/01/2029(b)	80,000	68,486
Upbound Group, Inc., 6.38%, 02/15/2029(b)	50,000	45,470
Victoria’s Secret & Co., 4.63%, 07/15/2029(b)	70,000	50,745

		1,013,807

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

183

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August 31, 2023

	Principal Amount	Value
Technology Hardware, Storage & Peripherals-0.59%
Seagate HDD Cayman
4.09%, 06/01/2029	$50,000	$44,103
3.13%, 07/15/2029	30,000	22,863
8.25%, 12/15/2029(b)	50,000	52,501

		119,467

Textiles, Apparel & Luxury Goods-0.55%
Crocs, Inc., 4.25%, 03/15/2029(b)	40,000	33,765
Kontoor Brands, Inc., 4.13%, 11/15/2029(b)	40,000	34,013
Wolverine World Wide, Inc., 4.00%, 08/15/2029(b)	60,000	44,995

		112,773

Tobacco-0.34%
Vector Group Ltd., 5.75%, 02/01/2029(b)	80,000	69,715

Trading Companies & Distributors-0.43%
Beacon Roofing Supply, Inc., 4.13%, 05/15/2029(b)	40,000	34,439
BlueLinx Holdings, Inc., 6.00%, 11/15/2029(b)	30,000	26,808
Foundation Building Materials, Inc., 6.00%, 03/01/2029(b)	30,000	25,415

		86,662

Total U.S. Dollar Denominated Bonds & Notes (Cost $21,118,627)		19,866,769

	Shares	Value
Money Market Funds-0.68%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(e)(f) (Cost $137,190)	137,190	$137,190

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.40% (Cost $21,255,817)		20,003,959

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.41%
Invesco Private Government Fund, 5.30%(e)(f)(g)	23,345	23,345
Invesco Private Prime Fund, 5.51%(e)(f)(g)	60,032	60,032

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $83,383)		83,377

TOTAL INVESTMENTS IN SECURITIES-98.81% (Cost $21,339,200)		20,087,336
OTHER ASSETS LESS LIABILITIES-1.19%		242,197

NET ASSETS-100.00%		$20,329,533

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $17,401,598, which represented 85.60% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)	Restricted security. The value of this security at August 31, 2023 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$25,686	$1,814,043	$(1,702,539)	$-	$-	$137,190	$5,149

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	54,169	936,743	(967,567)	-	-	23,345	4,685	*

Invesco Private Prime Fund	139,293	1,885,303	(1,964,533)	(19)	(12)	60,032	12,603	*

Total	$219,148	$4,636,089	$(4,634,639)	$(19)	$(12)	$220,567	$22,437

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

184

Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT)–(continued)

August 31, 2023

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

185

Invesco BulletShares 2030 High Yield Corporate Bond ETF (BSJU)

August 31, 2023

Schedule of Investments(a)

	Principal
	Amount	Value
U.S. Dollar Denominated Bonds & Notes-97.85%
Air Freight & Logistics-0.85%
Rand Parent LLC, 8.50%, 02/15/2030(b)	$110,000	$104,873

Automobile Components-1.02%
Dana, Inc., 4.25%, 09/01/2030	55,000	45,274
ZF North America Capital, Inc. (Germany), 7.13%, 04/14/2030(b)	80,000	81,130

		126,404

Automobiles-4.41%
Ford Motor Co., 9.63%, 04/22/2030	60,000	69,450
Ford Motor Credit Co. LLC
7.35%, 03/06/2030	200,000	203,774
7.20%, 06/10/2030	100,000	101,682
4.00%, 11/13/2030	200,000	169,410

		544,316

Building Products-1.98%
Advanced Drainage Systems, Inc., 6.38%, 06/15/2030(b)	70,000	69,020
Masonite International Corp., 3.50%, 02/15/2030(b)	55,000	46,111
MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, 02/01/2030(b)	70,000	59,406
Oscar AcquisitionCo LLC/Oscar Finance, Inc., 9.50%, 04/15/2030(b)	75,000	70,281

		244,818

Capital Markets-0.39%
NFP Corp., 7.50%, 10/01/2030(b)	50,000	48,585

Chemicals-1.10%
Avient Corp., 7.13%, 08/01/2030(b)	95,000	94,995
SNF Group SACA (France), 3.38%, 03/15/2030(b)	50,000	40,935

		135,930

Commercial Services & Supplies-0.31%
Covanta Holding Corp., 5.00%, 09/01/2030	45,000	38,217

Communications Equipment-0.39%
Ciena Corp., 4.00%, 01/31/2030(b)	55,000	47,487

Consumer Finance-1.82%
FirstCash, Inc., 5.63%, 01/01/2030(b)	75,000	68,172
Navient Corp., 9.38%, 07/25/2030	70,000	70,388
OneMain Finance Corp., 4.00%, 09/15/2030	110,000	85,784

		224,344

Consumer Staples Distribution & Retail-0.50%
US Foods, Inc., 4.63%, 06/01/2030(b)	70,000	62,282

Containers & Packaging-3.48%
Ball Corp., 2.88%, 08/15/2030	170,000	139,224
Clydesdale Acquisition Holdings, Inc., 8.75%, 04/15/2030(b)	150,000	135,798
Crown Americas LLC, 5.25%, 04/01/2030	70,000	66,031
Graphic Packaging International LLC, 3.75%, 02/01/2030(b)	45,000	38,400
OI European Group B.V., 4.75%, 02/15/2030(b)	55,000	50,186

		429,639

	Principal
	Amount	Value
Diversified Consumer Services-0.74%
Service Corp. International, 3.38%, 08/15/2030	$110,000	$90,904

Diversified REITs-0.48%
Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 01/15/2030(b)	90,000	59,538

Diversified Telecommunication Services-5.95%
Frontier Communications Holdings LLC
6.00%, 01/15/2030(b)	110,000	81,374
8.75%, 05/15/2030(b)	165,000	160,531
Intelsat Jackson Holdings S.A. (Luxembourg), 6.50%, 03/15/2030(b)	403,000	370,523
Level 3 Financing, Inc., 10.50%, 05/15/2030(b)	120,000	122,003

		734,431

Electric Utilities-2.29%
PG&E Corp., 5.25%, 07/01/2030	130,000	115,615
Talen Energy Supply LLC, 8.63%, 06/01/2030(b)	160,000	166,763

		282,378

Electrical Equipment-0.54%
Sensata Technologies B.V., 5.88%, 09/01/2030(b)	70,000	66,296

Electronic Equipment, Instruments & Components-2.40%
Emerald Debt Merger Sub LLC, 6.63%, 12/15/2030(b)	300,000	295,701

Energy Equipment & Services-3.68%
Noble Finance II LLC, 8.00%, 04/15/2030(b)	80,000	82,802
Transocean, Inc., 8.75%, 02/15/2030(b)	152,000	155,642
Weatherford International Ltd., 8.63%, 04/30/2030(b)	210,000	215,285

		453,729

Entertainment-1.36%
Roblox Corp., 3.88%, 05/01/2030(b)	130,000	107,368
WMG Acquisition Corp., 3.88%, 07/15/2030(b)	70,000	60,809

		168,177

Financial Services-2.34%
Burford Capital Global Finance LLC, 6.88%, 04/15/2030(b)	50,000	45,913
Midcap Financial Issuer Trust, 5.63%, 01/15/2030(b)	50,000	40,301
Mobius Merger Sub, Inc., 9.00%, 06/01/2030(b)	50,000	45,636
Nationstar Mortgage Holdings, Inc., 5.13%, 12/15/2030(b)	70,000	59,386
Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.63%, 03/01/2030(b)	110,000	97,065

		288,301

Food Products-1.96%
Darling Ingredients, Inc., 6.00%, 06/15/2030(b)	130,000	127,186
Lamb Weston Holdings, Inc., 4.13%, 01/31/2030(b)	130,000	114,447

		241,633

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

186

Invesco BulletShares 2030 High Yield Corporate Bond ETF (BSJU)–(continued)

August 31, 2023

	Principal Amount	Value
Health Care Equipment & Supplies-0.62%
Embecta Corp.
5.00%, 02/15/2030(b)	$67,000	$54,501
6.75%, 02/15/2030(b)	25,000	22,087

		76,588

Health Care Providers & Services-8.19%
Community Health Systems, Inc.
6.13%, 04/01/2030(b)	160,000	92,221
5.25%, 05/15/2030(b)	210,000	165,801
DaVita, Inc., 4.63%, 06/01/2030(b)	365,000	313,408
IQVIA, Inc., 6.50%, 05/15/2030(b)	70,000	70,462
Molina Healthcare, Inc., 3.88%, 11/15/2030(b)	90,000	76,875
Owens & Minor, Inc., 6.63%, 04/01/2030(b)	80,000	72,852
Pediatrix Medical Group, Inc., 5.38%, 02/15/2030(b)	55,000	50,210
Tenet Healthcare Corp., 4.38%, 01/15/2030	190,000	168,971

		1,010,800

Health Care Technology-2.18%
athenahealth Group, Inc., 6.50%, 02/15/2030(b)	310,000	269,514

Hotels, Restaurants & Leisure-8.41%
1011778 BC ULC/New Red Finance, Inc. (Canada), 4.00%, 10/15/2030(b)	390,000	330,740
Caesars Entertainment, Inc., 7.00%, 02/15/2030(b)	270,000	271,298
Carnival Corp., 10.50%, 06/01/2030(b)	137,000	146,046
CDI Escrow Issuer, Inc., 5.75%, 04/01/2030(b)	165,000	153,600
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 6.75%, 01/15/2030(b)	165,000	136,401

		1,038,085

Household Durables-1.81%
KB Home, 7.25%, 07/15/2030	50,000	50,182
M/I Homes, Inc., 3.95%, 02/15/2030	40,000	34,232
Mattamy Group Corp. (Canada), 4.63%, 03/01/2030(b)	85,000	75,213
Taylor Morrison Communities, Inc., 5.13%, 08/01/2030(b)	70,000	64,268

		223,895

Household Products-0.79%
Central Garden & Pet Co., 4.13%, 10/15/2030	70,000	60,311
Spectrum Brands, Inc., 5.50%, 07/15/2030(b)	40,000	37,244

		97,555

Insurance-1.56%
Jones Deslauriers Insurance Management, Inc. (Canada)
8.50%, 03/15/2030(b)	100,000	102,174
10.50%, 12/15/2030(b)	40,000	40,772
Ryan Specialty LLC, 4.38%, 02/01/2030(b)	55,000	49,227

		192,173

Interactive Media & Services-0.93%
Ziff Davis, Inc., 4.63%, 10/15/2030(b)	60,000	51,662
ZipRecruiter, Inc., 5.00%, 01/15/2030(b)	75,000	63,000

		114,662

IT Services-0.77%
Gartner, Inc., 3.75%, 10/01/2030(b)	110,000	95,099

	Principal Amount	Value
Machinery-2.16%
Chart Industries, Inc., 7.50%, 01/01/2030(b)	$200,000	$205,179
SPX FLOW, Inc., 8.75%, 04/01/2030(b)	65,000	61,870

		267,049

Media-6.11%
Cable One, Inc., 4.00%, 11/15/2030(b)	70,000	54,664
Gray Television, Inc., 4.75%, 10/15/2030(b)	110,000	76,916
Lamar Media Corp., 4.00%, 02/15/2030	75,000	65,693
Sinclair Television Group, Inc., 4.13%, 12/01/2030(b)	105,000	67,772
Sirius XM Radio, Inc., 4.13%, 07/01/2030(b)	200,000	163,262
Univision Communications, Inc., 7.38%, 06/30/2030(b)	120,000	116,249
Virgin Media Finance PLC (United Kingdom), 5.00%, 07/15/2030(b)	50,000	40,487
Virgin Media Secured Finance PLC (United Kingdom), 4.50%, 08/15/2030(b)	200,000	169,053

		754,096

Metals & Mining-2.06%
Carpenter Technology Corp., 7.63%, 03/15/2030	40,000	40,536
Cleveland-Cliffs, Inc., 6.75%, 04/15/2030(b)	100,000	95,457
Commercial Metals Co., 4.13%, 01/15/2030	40,000	35,437
Vibrantz Technologies, Inc., 9.00%, 02/15/2030(b)	100,000	82,581

		254,011

Oil, Gas & Consumable Fuels-12.70%
Baytex Energy Corp. (Canada), 8.50%, 04/30/2030(b)	110,000	111,637
Callon Petroleum Co., 7.50%, 06/15/2030(b)	85,000	84,103
CNX Midstream Partners L.P., 4.75%, 04/15/2030(b)	35,000	30,242
Comstock Resources, Inc., 5.88%, 01/15/2030(b)	130,000	114,942
EQM Midstream Partners L.P., 7.50%, 06/01/2030(b)	70,000	71,859
Genesis Energy L.P./Genesis Energy Finance Corp., 8.88%, 04/15/2030	70,000	69,788
Hess Midstream Operations L.P.
4.25%, 02/15/2030(b)	100,000	88,017
5.50%, 10/15/2030(b)	50,000	46,859
Hilcorp Energy I L.P./Hilcorp Finance Co., 6.00%, 04/15/2030(b)	70,000	65,182
Kinetik Holdings L.P., 5.88%, 06/15/2030(b)	130,000	126,051
NuStar Logistics L.P., 6.38%, 10/01/2030	85,000	81,894
Parkland Corp. (Canada), 4.63%, 05/01/2030(b)	110,000	97,093
Range Resources Corp., 4.75%, 02/15/2030(b)	70,000	63,279
Southwestern Energy Co., 5.38%, 03/15/2030	165,000	154,640
Sunoco L.P./Sunoco Finance Corp., 4.50%, 04/30/2030	110,000	98,183
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 6.00%, 12/31/2030(b)	95,000	85,096
Venture Global Calcasieu Pass LLC, 6.25%, 01/15/2030(b)	130,000	126,786
Vermilion Energy, Inc. (Canada), 6.88%, 05/01/2030(b)	55,000	52,126

		1,567,777

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

187

Invesco BulletShares 2030 High Yield Corporate Bond ETF (BSJU)–(continued)

August 31, 2023

	Principal Amount	Value
Personal Care Products-0.93%
BellRing Brands, Inc., 7.00%, 03/15/2030(b)	$115,000	$115,155

Pharmaceuticals-1.70%
AdaptHealth LLC, 5.13%, 03/01/2030(b)	85,000	69,801
Catalent Pharma Solutions, Inc., 3.50%, 04/01/2030(b)	60,000	50,695
Perrigo Finance Unlimited Co., 4.65%, 06/15/2030	100,000	88,720

		209,216

Real Estate Management & Development-1.17%
Kennedy-Wilson, Inc., 4.75%, 02/01/2030	70,000	54,000
Realogy Group LLC/Realogy Co-Issuer Corp., 5.25%, 04/15/2030(b)	130,000	90,378

		144,378

Residential REITs-0.38%
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.63%, 04/01/2030(b)	55,000	47,425

Semiconductors & Semiconductor Equipment-0.89%
Entegris Escrow Corp., 5.95%, 06/15/2030(b)	115,000	110,247

Software-3.44%
Capstone Borrower, Inc., 8.00%, 06/15/2030(b)	50,000	49,288
Gen Digital, Inc., 7.13%, 09/30/2030(b)	80,000	80,628
McAfee Corp., 7.38%, 02/15/2030(b)	275,000	240,849
NCR Corp., 5.25%, 10/01/2030(b)	60,000	53,901

		424,666

	Principal Amount	Value
Specialized REITs-1.24%
Iron Mountain, Inc., 5.25%, 07/15/2030(b)	$170,000	$153,559

Specialty Retail-1.42%
Asbury Automotive Group, Inc., 4.75%, 03/01/2030	55,000	48,377
Bath & Body Works, Inc., 6.63%, 10/01/2030(b) .	130,000	126,909

		175,286

Trading Companies & Distributors-0.40%
Boise Cascade Co., 4.88%, 07/01/2030(b)	55,000	49,606

Total U.S. Dollar Denominated Bonds & Notes (Cost $12,063,042)		12,078,825

	Shares
Money Market Funds-0.45%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(c)(d) (Cost $56,115)	56,115	56,115

TOTAL INVESTMENTS IN SECURITIES-98.30% (Cost $12,119,157)		12,134,940
OTHER ASSETS LESS LIABILITIES-1.70%		209,539

NET ASSETS-100.00%		$12,344,479

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $9,832,108, which represented 79.65% of the Fund’s Net Assets.

(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2023.

	Value	Purchases	Proceeds	Change in Unrealized	Realized	Value	Dividend
	August 31, 2022	at Cost	from Sales	Appreciation	Gain	August 31, 2023	Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$1,352,503	$(1,296,388)	$-	$-	$56,115	$2,953

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	125,507	(125,507)	-	-	-	47

Invesco Private Prime Fund	-	45,869	(45,869)	-	-	-	66

Total	$-	$1,523,879	$(1,467,764)	$-	$-	$56,115	$3,066

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

188

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)

August 31, 2023

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-93.79%
Alabama-0.20%
Alabama (State of) Federal Aid Highway Finance Authority (Garvee), Series 2017 A, RB(a)	5.00%	09/01/2023	$100	$100,000
Jefferson (County of), AL, Series 2013 A, Revenue Wts., (INS - AGM)(b)	5.50%	10/01/2053	185	187,371

				287,371

Alaska-2.70%
Alaska Housing Finance Corp., Series 2001 A, VRD RB(c)	4.05%	12/01/2030	3,800	3,800,000

Arizona-0.14%
Arizona (State of), Series 2016, COP(a)	5.00%	10/01/2023	190	190,229

California-14.33%
ABAG Finance Authority for Nonprofit Corps. (Sharp Healthcare), Series 2014 A, RB	5.00%	08/01/2043	500	500,124
Alameda (County of), CA Joint Powers Authority (Multiple Capital), Series 2013 A, RB	5.25%	12/01/2025	65	65,326
Alameda (County of), CA Joint Powers Authority (Multiple Capital), Series 2013 A, RB	5.00%	12/01/2032	50	50,177
Alameda (County of), CA Joint Powers Authority (Multiple Capital), Series 2013 A, RB	5.00%	12/01/2033	200	200,564
Bay Area Toll Authority (San Francisco Bay Area), Series 2019 C, Ref. VRD RB, (LOC - Bank of America, N.A.)(c)(d)	2.35%	04/01/2053	6,000	6,000,000
California (State of), Series 2013, GO Bonds	5.25%	09/01/2029	1,000	1,001,959
California (State of), Series 2013, GO Bonds	5.00%	11/01/2029	1,000	1,002,486
California (State of), Series 2013, GO Bonds	5.00%	11/01/2030	500	501,227
California (State of), Series 2013, GO Bonds	5.00%	11/01/2043	105	105,221
California (State of), Series 2013, Ref. GO Bonds	5.00%	11/01/2027	90	90,262
California (State of), Series 2013, Ref. GO Bonds	5.00%	09/01/2033	55	55,096
California (State of), Series 2014, Ref. GO Bonds	5.00%	10/01/2023	80	80,112
California (State of), Series 2014, Ref. GO Bonds	5.00%	12/01/2025	100	100,360
California (State of), Series 2014, Ref. GO Bonds	5.00%	12/01/2027	150	150,587
California (State of), Series 2014, Ref. GO Bonds	5.00%	12/01/2030	50	50,190
California (State of), Series 2016, GO Bonds	5.00%	09/01/2023	105	105,000
California (State of), Series 2016, Ref. GO Bonds	5.00%	09/01/2023	125	125,000
California (State of), Series 2017, GO Bonds	4.00%	11/01/2023	195	195,294
California (State of), Series 2020, Ref. GO Bonds	5.00%	11/01/2023	110	110,334
California (State of) (Bid Group A), Series 2018, GO Bonds	5.00%	10/01/2023	1,000	1,001,390
California (State of) Department of Water Resources (Central Valley), Series 2014 AS, RB	5.00%	12/01/2023	245	246,071
California (State of) Department of Water Resources (Central Valley), Series 2016 AW, Ref. RB	5.00%	12/01/2023	25	25,109
California (State of) Department of Water Resources (Central Valley), Series 2020 BB, Ref. RB	5.00%	12/01/2023	500	502,186
California (State of) Educational Facilities Authority (Occidental College), Series 2013 A, RB(a)(e)	5.00%	10/01/2023	35	35,042
California (State of) Health Facilities Financing Authority (Adventist Health System), Series 2013 A, RB	4.00%	03/01/2033	500	478,764
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center), Series 2015, Ref. RB	5.00%	11/15/2023	445	446,448
California (State of) Health Facilities Financing Authority (St. Joseph Health System), Series 2013 A, RB	5.00%	07/01/2026	40	40,045
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2018 A, RB	5.00%	11/15/2023	170	170,567
California (State of) Infrastructure & Economic Development Bank (Academy Motion Picture Arts & Sciences Obligated Group), Series 2015 A, Ref. RB(a)(e)	5.00%	11/01/2023	550	551,289
California (State of) Public Works Board (Various California State University), Series 2013 H, RB(a)(e)	5.00%	09/01/2023	100	100,000
California (State of) Public Works Board (Various Capital), Series 2013 I, RB	5.25%	11/01/2027	65	65,166
California (State of) Public Works Board (Various Capital), Series 2013 I, RB	5.00%	11/01/2038	190	190,329
California State University, Series 2013 A, RB(a)(e)	5.00%	11/01/2023	60	60,162
California State University, Series 2016 A, Ref. RB	5.00%	11/01/2023	105	105,309
Los Angeles (City of), CA Department of Water & Power, Subseries 2001 B-5, Ref. VRD RB(c)	2.80%	07/01/2034	5,000	5,000,000
Municipal Improvement Corp. of Los Angeles (Real Property), Series 2016 B, Ref. RB	5.00%	11/01/2023	30	30,082
Sacramento (City of), CA, Series 2013, RB(a)(e)	5.00%	09/01/2023	305	305,000
San Bernardino (County of), CA (Arrowhead), Series 2019 A, Ref. COP	5.00%	10/01/2023	80	80,105
San Francisco (City of), CA Public Utilities Commission, Series 2015, Ref. RB	5.00%	11/01/2023	45	45,126

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

189

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Sanger Unified School District (Capital), Series 2022, Ref. COP, (INS - AGM)(b)	5.00%	06/01/2052	$100	$100,010
Tehachapi Valley Healthcare District (Elecion of 2009), Series 2013, GO Bonds(a)(e)	5.00%	11/01/2023	100	100,246

				20,167,765

Colorado-3.79%
Adams & Arapahoe Joint School District No. 28J Aurora, Series 2022, Ref. GO Bonds	5.00%	12/01/2023	25	25,081
Adams 12 Five Star Schools, Series 2012, Ref. GO Bonds	4.00%	12/15/2023	185	185,092
Arapahoe County School District No. 6 Littleton, Series 2013, GO Bonds	4.50%	12/01/2037	110	110,169
Colorado (State of), Series 2021 A, COP	5.00%	12/15/2023	575	577,095
Colorado (State of) Regional Transportation District, Series 2013 A, Ref. COP	5.00%	06/01/2025	35	35,055
Colorado Springs (City of), CO, Series 2007 A, VRD RB(c)	4.03%	11/01/2037	4,030	4,030,000
Colorado Springs (City of), CO, Series 2018 A-1, Ref. RB	5.00%	11/15/2023	25	25,075
Denver (City & County of), CO, Series 2013 B, RB	5.25%	11/15/2032	5	5,015
Denver (City & County of), CO (Governmental), Series 2020 A-2, Ref. RB	5.00%	11/15/2023	290	290,938
Denver City & County School District No. 1, Series 2005 A, Ref. GO Bonds, (INS - NATL)(b)	5.50%	12/01/2023	50	50,260

				5,333,780

Connecticut-1.54%
Connecticut (State of), Series 2013 A, GO Bonds(a)(e)	5.00%	10/15/2023	100	100,175
Connecticut (State of), Series 2014 E, GO Bonds	5.00%	09/01/2023	25	25,000
Connecticut (State of), Series 2014 H, Ref. GO Bonds	5.00%	11/15/2023	1,000	1,003,274
Connecticut (State of), Series 2018 F, Ref. GO Bonds	5.00%	09/15/2023	25	25,012
Connecticut (State of), Series 2022 D, Ref. GO Bonds	5.00%	09/15/2023	500	500,231
Connecticut (State of) (Transportation Infrastructure), Series 2013 A, RB	5.00%	10/01/2026	500	500,534
Connecticut (State of) (Transportation Infrastructure), Series 2014 A, RB	5.00%	09/01/2023	20	20,000

				2,174,226

District of Columbia-0.19%
District of Columbia (Association of American Medical Colleges), Series 2011 A, RB(a)(e)	4.00%	10/01/2023	105	105,052
District of Columbia Water & Sewer Authority, Series 1998, RB, (INS - AGM)(b)	5.50%	10/01/2023	15	15,023
District of Columbia Water & Sewer Authority, Series 2013 A, RB(a)(e)	5.00%	10/01/2023	140	140,169

				260,244

Florida-1.53%
Deltona (City of), FL, Series 2013, Ref. RB(a)(e)	5.13%	10/01/2023	500	500,611
Florida (State of) Department of Management Services, Series 2017 A, Ref. RB	5.00%	09/01/2023	70	70,000
Florida (State of) Department of Management Services, Series 2018 A, Ref. COP	5.00%	11/01/2023	100	100,239
Hillsborough (County of), FL Industrial Development Authority (Tampa General Hospital), Series 2013 A, Ref. RB(a)(e)	4.00%	10/01/2023	585	585,204
JEA Water & Sewer System, Series 2017 A, Ref. RB	5.00%	10/01/2023	500	500,573
Miami-Dade (County of), FL, Series 2013 A, RB(a)(e)	5.50%	10/01/2023	270	270,402
Miami-Dade (County of), FL, Series 2013 B, Ref. RB(a)(e)	4.13%	10/01/2023	45	45,026
Miami-Dade (County of), FL, Series 2013 B, Ref. RB(a)(e)	5.00%	10/01/2023	45	45,054
Orange (County of), FL Convention Center, Series 2010, Ref. RB	5.00%	10/01/2023	30	30,024

				2,147,133

Georgia-0.41%
Atlanta (City of), GA, Series 2015, Ref. RB	5.00%	11/01/2023	65	65,163
Forsyth (County of), GA, Series 2019, GO Bonds	5.00%	09/01/2023	35	35,000
Private Colleges & Universities Authority (Emory University), Series 2013 A, RB	5.00%	10/01/2043	485	475,031

				575,194

Hawaii-0.28%
Hawaii (State of), Series 2016 FE, Ref. GO Bonds	5.00%	10/01/2023	400	400,459

Illinois-3.36%
Chicago (City of), IL (O’Hare International Airport), Series 2013, RB(a)(e)	5.75%	09/28/2023	3,750	3,754,906
Chicago (City of), IL Metropolitan Water Reclamation District, Series 2016 A, Ref. GO Bonds	5.00%	12/01/2023	50	50,172
Chicago (City of), IL Midway International Airport, Series 2013 B, Ref. RB	5.00%	01/01/2025	35	35,039
Cook (County of), IL, Series 2016 A, Ref. GO Bonds.	5.00%	11/15/2023	20	20,050
Cook County Community College District No. 508 (City Colleges of Chicago), Series 2013, GO Bonds	5.25%	12/01/2043	135	135,002

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

190

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois-(continued)
Illinois (State of), Series 2013, RB	5.00%	06/15/2025	$145	$145,121
Illinois (State of), Series 2017 D, GO Bonds	5.00%	11/01/2023	175	175,306
Illinois (State of) Finance Authority (The University of Chicago), Series 2014 A, Ref. RB	5.00%	10/01/2023	125	125,144
Illinois (State of) Toll Highway Authority, Series 2013 A, RB	5.00%	01/01/2029	25	25,028
Illinois (State of) Toll Highway Authority, Series 2013 A, RB	5.00%	01/01/2034	200	200,215
Illinois (State of) Toll Highway Authority, Series 2013 A, RB	5.00%	01/01/2038	15	15,008
McLean & Woodford Counties Community Unit School District No. 5, Series 2017 A, Ref. GO Bonds	4.00%	12/01/2023	55	55,044

				4,736,035

Indiana-0.11%
Indiana (State of) Finance Authority (Indiana University Health Obligated Group), Series 2019, Ref. RB	5.00%	12/01/2023	150	150,446

Kansas-0.14%
Sedgwick County Unified School District No. 259 Wichita, Series 2017 A, Ref. GO Bonds	4.00%	10/01/2023	200	200,095

Kentucky-0.58%
Kentucky (Commonwealth of) Asset Liability Commission, Series 2013 A, RN	5.25%	09/01/2023	180	180,000
Kentucky (Commonwealth of) Asset Liability Commission, Series 2014 A, Ref. RN	5.00%	09/01/2023	70	70,000
Kentucky (Commonwealth of) Asset Liability Commission, Series 2021 A, Ref. RN	5.00%	11/01/2023	570	571,219

				821,219

Maryland-0.36%
Maryland (State of) Department of Transportation, Series 2016, RB	5.00%	11/01/2023	35	35,089
Maryland (State of) Department of Transportation, Series 2016, Ref. RB	4.00%	09/01/2023	80	80,000
Maryland (State of) Department of Transportation (Third Issue), Series 2015, RB	5.00%	12/15/2023	140	140,639
Montgomery (County of), MD, Series 2015 B, GO Bonds	5.00%	12/01/2023	110	110,430
Montgomery (County of), MD, Series 2019 A, GO Bonds	5.00%	11/01/2023	145	145,356

				511,514

Massachusetts-2.22%
Massachusetts (Commonwealth of), Series 2017 C, Ref. GO Bonds	5.00%	10/01/2023	30	30,036
Massachusetts (Commonwealth of), Series 2018 C, GO Bonds	5.00%	05/01/2029	50	50,056
Massachusetts (Commonwealth of), Series 2018 C, GO Bonds	5.00%	05/01/2032	100	100,106
Massachusetts (Commonwealth of), Series 2019 E, Ref. GO Bonds	3.00%	12/01/2023	2,000	1,998,716
Massachusetts (Commonwealth of) Development Finance Agency (Olin College), Series 2013 E, RB(a)(e)	5.00%	11/01/2023	200	200,412
Massachusetts (Commonwealth of) Development Finance Agency (Olin College), Series 2013 E, RB(a)(e)	5.00%	11/01/2023	50	50,103
Massachusetts (Commonwealth of) Health & Educational Facilities Authority, Series 1997 P-1, VRD RB(c)	3.35%	07/01/2027	700	700,000

				3,129,429

Michigan-0.15%
Michigan (State of) (Environmental Program), Series 2016 A, GO Bonds	5.00%	12/01/2023	40	40,161
Michigan (State of) Building Authority (Facilities Program), Series 2013 1-A, Ref. RB(a)(e)	5.00%	10/15/2023	50	50,076
Michigan (State of) Finance Authority (Trinity Health Credit Group), Series 2017 A, Ref. RB	5.00%	12/01/2023	35	35,128
Western Michigan University, Series 2013, Ref. RB(a)(e)	5.00%	11/15/2023	65	65,213
Western Michigan University, Series 2013, Ref. RB(a)(e)	5.25%	11/15/2023	25	25,094

				215,672

Minnesota-0.03%
Minnesota (State of), Series 2013 F, Ref. GO Bonds	5.00%	10/01/2023	40	40,049

Mississippi-0.71%
Mississippi (State of), Series 2013 B, GO Bonds(a)(e)	5.00%	12/01/2023	1,000	1,004,035

Missouri-0.23%
Jackson (County of), MO (Truman Sports Complex), Series 2014, Ref. RB	5.00%	12/01/2023	35	35,103
Missouri (State of) Board of Public Buildings, Series 2020 B, Ref. RB	5.00%	10/01/2023	65	65,079
Missouri (State of) Health & Educational Facilities Authority (Coxhealth), Series 2013 A, RB	5.00%	11/15/2048	225	224,669

				324,851

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

191

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nevada-3.57%
Clark (County of), NV Department of Aviation, Series 2008 D-2B, Ref. VRD RB, (LOC - Sumitomo Mitsui Banking Corp.)(c)(d)	3.47%	07/01/2040	$5,000	$5,000,000
Nevada (State of), Series 2014, RB	5.00%	12/01/2023	25	25,106

				5,025,106

New Jersey-0.63%
Essex (County of), NJ Improvement Authority, Series 2017, Ref. RB	2.00%	12/15/2023	35	34,795
New Jersey (State of) Transportation Trust Fund Authority, Series 2005 B, RB, (INS - AMBAC)(b)	5.25%	12/15/2023	55	55,238
New Jersey (State of) Transportation Trust Fund Authority, Series 2006 A, RB	5.50%	12/15/2023	150	150,751
New Jersey (State of) Transportation Trust Fund Authority, Series 2010 D, RB	5.00%	12/15/2023	315	316,148
New Jersey (State of) Transportation Trust Fund Authority, Series 2010 D, RB	5.25%	12/15/2023	325	326,406

				883,338

New York-14.58%
Battery Park (City of), NY Authority, Series 2013 A, RB(a)(e)	5.00%	11/01/2023	400	400,982
Battery Park (City of), NY Authority, Series 2013 A, RB(a)(e)	5.00%	11/01/2023	85	85,209
Battery Park (City of), NY Authority, Series 2019 D-2, Ref. VRD RB(c)	4.00%	11/01/2038	2,000	2,000,000
Erie (County of), NY Industrial Development Agency (The) (City of Buffalo School District), Series 2013 A, RB	5.00%	05/01/2027	60	60,061
Metropolitan Transportation Authority, Series 2013 E, RB(a)(e)	5.00%	11/15/2023	150	150,491
Metropolitan Transportation Authority, Series 2013 E, RB	5.00%	11/15/2033	500	500,553
Metropolitan Transportation Authority, Series 2013 E, RB	5.00%	11/15/2038	265	264,971
Metropolitan Transportation Authority, Series 2016 B, Ref. RB	5.00%	11/15/2023	100	100,265
Metropolitan Transportation Authority, Subseries 2005 D-2, VRD RB, (LOC - Bank of Montreal)(c)(d)	2.95%	11/01/2035	4,000	4,000,000
Metropolitan Transportation Authority (Green Bonds), Series 2016 A-2, Ref. RB	5.00%	11/15/2023	155	155,410
Metropolitan Transportation Authority (Green Bonds), Series 2017 B, Ref. RB	5.00%	11/15/2023	1,000	1,002,634
Nassau (County of), NY, Series 2017 C, Ref. GO Bonds	5.00%	10/01/2023	40	40,048
New York & New Jersey (States of) Port Authority, Series 2013 179, RB	5.00%	12/01/2025	215	215,790
New York & New Jersey (States of) Port Authority, Series 2013 179, RB	5.00%	12/01/2030	50	50,186
New York & New Jersey (States of) Port Authority, Series 2013 179, RB	5.00%	06/01/2033	10	10,036
New York & New Jersey (States of) Port Authority, Series 2013 179, RB	5.00%	12/01/2034	500	501,716
New York & New Jersey (States of) Port Authority, Two Hundred Thirtieth Series 2022, Ref. RB	4.00%	12/01/2023	100	100,168
New York (City of), NY Municipal Water Finance Authority, Series 2013 AA-1, VRD RB(c)	2.95%	06/15/2050	1,700	1,700,000
New York (City of), NY Municipal Water Finance Authority, Series 2017 CC-2, Ref. RB	5.00%	06/15/2025	330	331,645
New York (City of), NY Municipal Water Finance Authority, Series 2019 BB-2, RB	5.00%	06/15/2025	100	100,499
New York (City of), NY Municipal Water Finance Authority, Series 2019 DD, RB	5.00%	06/15/2025	100	100,499
New York (City of), NY Transitional Finance Authority, Series 2013 A-1, RB	4.25%	11/01/2033	75	75,112
New York (City of), NY Transitional Finance Authority, Series 2013 A-1, RB	5.00%	11/01/2042	200	200,336
New York (City of), NY Transitional Finance Authority, Series 2015 C, Ref. RB	5.00%	11/01/2023	275	275,619
New York (City of), NY Transitional Finance Authority, Series 2021, Ref. RB	5.00%	11/01/2023	1,435	1,438,228
New York (City of), NY Transitional Finance Authority, Subseries 2012 A-4, VRD RB(c)	2.95%	08/01/2039	1,200	1,200,000
New York (City of), NY Transitional Finance Authority, Subseries 2014 B-1, RB	5.00%	11/01/2023	150	150,337
New York (State of) Dormitory Authority, Series 2016 A, Ref. RB	4.00%	10/01/2023	25	25,011
New York (State of) Dormitory Authority, Series 2017 G, Ref. RB	5.00%	10/01/2023	235	235,285
New York (State of) Dormitory Authority, Series 2018 A, RB	5.00%	10/01/2023	160	160,194
New York (State of) Utility Debt Securitization Authority, Series 2013 TE, RB	5.00%	12/15/2028	100	100,370
New York (State of) Utility Debt Securitization Authority, Series 2013 TE, RB	5.00%	12/15/2029	550	552,004
New York (State of) Utility Debt Securitization Authority, Series 2013 TE, RB	5.00%	12/15/2030	1,690	1,696,063
New York (State of) Utility Debt Securitization Authority, Series 2013 TE, RB	5.00%	12/15/2031	165	165,583
New York (State of) Utility Debt Securitization Authority, Series 2013 TE, RB	5.00%	12/15/2033	30	30,103
New York (State of) Utility Debt Securitization Authority, Series 2013 TE, RB	5.00%	12/15/2041	360	360,780
New York (State of) Utility Debt Securitization Authority, Series 2016 A, Ref. RB	5.00%	12/15/2025	100	100,387
New York State Urban Development Corp., Series 2013 C, RB	5.00%	03/15/2029	850	852,172
New York State Urban Development Corp., Series 2013 C, RB	5.00%	03/15/2031	40	40,065
New York State Urban Development Corp., Series 2013 C, RB	5.00%	03/15/2033	500	500,735
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB(a)	4.00%	10/15/2023	125	125,089
Suffolk (County of), NY Water Authority, Series 2012 A, RB	3.75%	06/01/2036	250	250,003

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

192

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
Suffolk (County of), NY Water Authority, Series 2013, Ref. RB	3.00%	06/01/2028	$10	$10,000
Triborough Bridge & Tunnel Authority, Series 2013 A, Ref. RB	5.00%	11/15/2023	105	105,117

				20,519,756

North Carolina-7.90%
North Carolina (State of) Medical Care Commission (Novant Health Obligated Group), Series 2004 A, VRD RB(c)	3.45%	11/01/2034	10,000	10,000,000
North Carolina (State of) Medical Care Commission (United Methodist Retirement), Series 2017 A, Ref. RB(a)(e)	5.00%	10/01/2023	1,000	1,031,060
North Carolina State University at Raleigh, Series 2013 A, RB(a)(e)	5.00%	10/01/2023	90	90,105

				11,121,165

Ohio-8.69%
Cincinnati City School District (Classroom Construction & Improvement), Series 2006, Ref. GO Bonds, (INS - NATL)(b)	5.25%	12/01/2023	10	10,043
Cleveland (City of), OH, Series 2015, RB(a)(e)	5.00%	10/01/2023	15	15,018
Hamilton (County of), OH, Series 2016 A, Ref. RB	5.00%	12/01/2023	10	10,036
Montgomery (County of), OH (Catholic Health Initiatives), Series 2009, RB(a)(e)	5.25%	11/13/2023	350	351,108
Northwest Local School District, Series 2015, GO Bonds	4.00%	12/01/2050	500	451,462
Ohio (State of), Series 2015 A, Ref. GO Bonds	5.00%	09/01/2023	25	25,000
Ohio (State of), Series 2016 A, Ref. GO Bonds	5.00%	09/01/2023	185	185,000
Ohio (State of), Series 2020 B, Ref. GO Bonds	5.00%	09/15/2023	900	900,398
Ohio (State of) (Garvee), Series 2016-1, RB	5.00%	12/15/2023	50	50,225
Ohio (State of) (Garvee), Series 2018-1, RB	5.00%	12/15/2023	115	115,519
Ohio (State of) Higher Educational Facility Commission (Case Western Reserve University), Series 2016, Ref. RB(a)	5.00%	12/01/2023	100	100,391
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2015 A, RB	5.00%	12/01/2023	20	20,075
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2016 A, VRD RB(c)	3.28%	12/01/2036	10,000	10,000,000

				12,234,275

Oregon-0.07%
Oregon (State of) Department of Transportation, Series 2013 A, RB(a)(e)	5.00%	11/15/2023	75	75,246
Oregon (State of) Department of Transportation, Series 2017 A, RB	5.00%	11/15/2023	20	20,065

				95,311

Pennsylvania-4.03%
Allegheny (County of), PA Higher Education Building Authority (Carnegie Mellon University), Series 2008 A, Ref. VRD RB(c)	3.10%	12/01/2037	5,000	5,000,000
Lehigh (County of), PA Authority, Series 2013 A, RB	5.00%	12/01/2043	195	195,327
Lehigh (County of), PA Authority, Series 2013 A, RB	5.13%	12/01/2047	120	120,211
Northampton (County of), PA General Purpose Authority (LaFayette College), Series 2013 A, Ref. RB(a)(e)	5.00%	11/01/2023	60	60,147
Pennsylvania (Commonwealth of), First Series 2016, Ref. GO Bonds	5.00%	09/15/2023	235	235,105
Pennsylvania (Commonwealth of), Second Series 2013, GO Bonds	5.00%	10/15/2023	30	30,054
Pennsylvania (Commonwealth of), Second Series 2013, GO Bonds	5.00%	10/15/2027	25	25,047

				5,665,891

South Carolina-1.59%
Charleston Educational Excellence Finance Corp. (Charleston County School), Series 2013, Ref. RB(a)(e)	4.00%	12/01/2023	525	525,884
Charleston Educational Excellence Finance Corp. (Charleston County School), Series 2013, Ref. RB(a)(e)	5.00%	12/01/2023	45	45,182
Charleston Educational Excellence Finance Corp. (Charleston County School), Series 2013, Ref. RB(a)(e)	5.00%	12/01/2023	825	828,329
South Carolina (State of) Public Service Authority, Series 2013 E, Ref. RB	5.00%	12/01/2048	680	680,042
South Carolina (State of) Public Service Authority, Series 2013 E, Ref. RB	5.50%	12/01/2053	20	20,009
South Carolina (State of) Public Service Authority (Santee Cooper), Series 2013 A, RB	5.00%	12/01/2038	100	100,058

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

193

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina-(continued)
South Carolina (State of) Public Service Authority (Santee Cooper), Series 2013 S, Ref. RB	5.13%	12/01/2043	$30	$30,002
South Carolina (State of) Transportation Infrastructure Bank, Series 2015 A, Ref. RB	5.00%	10/01/2023	15	15,014

				2,244,520

Tennessee-0.05%
Memphis (City of), TN, Series 2014 A, Ref. GO Bonds	5.00%	11/01/2023	50	50,127
Tennessee (State of) School Bond Authority, Series 2014, Ref. RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	11/01/2023	15	15,038

				65,165

Texas-5.80%
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2013 D, Ref. RB(a)(e)	5.00%	11/01/2023	35	35,083
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2013 F, Ref. RB(a)(e)	5.25%	11/01/2023	270	270,745
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2020 A, Ref. RB	5.00%	11/01/2023	65	65,139
Dallas (City of), TX, Series 2015 A, Ref. RB	5.00%	10/01/2023	145	145,159
El Paso (County of), TX Hospital District, Series 2013, Ctfs. Of Obligation	5.00%	08/15/2043	435	412,098
Harris (County of), TX Flood Control District, Series 2019 A, Ref. RB	5.00%	10/01/2023	1,000	1,001,183
Hidalgo (County of), TX Regional Mobility Authority, Series 2013, Ref. RB(a)(e)	5.00%	12/01/2023	100	100,391
Houston (City of), TX, Series 2012 B, Ref. RB, (SIFMA Municipal Swap Index + 0.01%)(e)(f)	4.08%	09/13/2023	4,000	4,000,000
Tarrant County Cultural Education Facilities Finance Corp. (Hendrick Medical Center Obligated Group), Series 2013, RB(a)(e)	5.50%	09/01/2023	1,000	1,000,000
Tarrant County Cultural Education Facilities Finance Corp. (Methodist Hospitals of Dallas), Series 2013, RB(a)(e)	5.00%	10/01/2023	1,000	1,001,095
Texas (State of), Series 2018 A, Ref. GO Bonds	5.00%	10/01/2023	135	135,163

				8,166,056

Virginia-1.21%
Chesapeake Bay Bridge & Tunnel District, Series 2019, RAN	5.00%	11/01/2023	100	100,168
Henry (County of), VA Industrial Development Authority, Series 2019, RAC	2.00%	11/01/2023	1,600	1,600,000

				1,700,168

Washington-7.27%
Chelan County Public Utility District No. 1, Series 2008 B, Ref. VRD RB(c)	4.05%	07/01/2032	10,000	10,000,000
King County School District No. 411 Issaquah, Series 2015, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2023	40	40,159
Washington (State of) (Senior 520 Corridor Program), Series 2013 C, RB	5.00%	09/01/2023	200	200,000

				10,240,159

West Virginia-0.10%
West Virginia (State of) Commissioner of Highways (Surface Transportation), Series 2017 A, RB	5.00%	09/01/2023	145	145,000

Wisconsin-1.75%
Wisconsin (State of), Series 2017 2, Ref. GO Bonds	5.00%	11/01/2023	1,285	1,288,175
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Senior Credit Group), Series 2013 A, RB(a)(e)	4.50%	11/15/2023	75	75,130
Wisconsin (State of) Health & Educational Facilities Authority (Aspirus, Inc. Obligated Group), Series 2013, RB	4.00%	08/15/2038	105	101,382
Wisconsin (State of) Health & Educational Facilities Authority (St. John’s Communities, Inc.), Series 2018 A, RB(a)(e)	5.00%	09/15/2023	1,000	1,000,405

				2,465,092

Wyoming-3.55%
Wyoming (State of) Community Development Authority, Series 2023-2, Ref. VRD RB, (CEP - GNMA)(c)	4.01%	12/01/2050	5,000	5,000,000

TOTAL INVESTMENTS IN SECURITIES(g)-93.79% (Cost $132,253,895)				132,040,748
OTHER ASSETS LESS LIABILITIES-6.21%				8,737,125

NET ASSETS-100.00%				$140,777,873

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

194

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2023

Investment Abbreviations:
AGM	-Assured Guaranty Municipal Corp.
AMBAC	-American Municipal Bond Assurance Corp.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
Ctfs.	-Certificates
GNMA	-Government National Mortgage Association
GO	-General Obligation
INS	-Insurer
LOC	-Letter of Credit
NATL	-National Public Finance Guarantee Corp.
RAC	-Revenue Anticipation Certificates
RAN	-Revenue Anticipation Notes
RB	-Revenue Bonds
Ref.	-Refunding
RN	-Revenue Notes
SIFMA	-Securities Industry and Financial Markets Association
VRD	-Variable Rate Demand
Wts.	-Warrants

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2023.

(d)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2023.
(g)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

195

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)

August 31, 2023

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.36%
Alabama-1.05%
Alabama (State of) Federal Aid Highway Finance Authority (Garvee), Series 2015, RB(a)(b)	3.00%	09/01/2024	$400	$398,570
Alabama (State of) Federal Aid Highway Finance Authority (Garvee), Series 2017 A, RB(a)	5.00%	09/01/2024	450	457,424
Alabama (State of) Federal Aid Highway Finance Authority (Garvee), Series 2017 B, Ref. RB(a)	5.00%	09/01/2024	900	914,848
Alabama (State of) Public School & College Authority, Series 2014 B, Ref. RB	5.00%	01/01/2024	45	45,239
Alabama (State of) Public School & College Authority, Series 2014 B, Ref. RB	5.00%	01/01/2026	100	101,233
Alabama (State of) Public School & College Authority, Series 2014 B, Ref. RB	5.00%	01/01/2027	30	30,388
Jefferson (County of), AL, Series 2018 A, Ref. GO Wts	5.00%	04/01/2024	100	100,868

				2,048,570

Alaska-0.52%
North Slope (Borough of), AK, Series 2020 A, GO Bonds.	5.00%	06/30/2024	1,000	1,012,558

Arizona-1.91%
Arizona (State of) Department of Transportation, Series 2015, Ref. RB	5.00%	07/01/2032	255	257,758
Arizona (State of) Health Facilities Authority (Scottsdale Lincoln Hospital), Series 2014, Ref. RB	5.00%	12/01/2029	500	506,987
Arizona (State of) Transportation Board (Maricopa County Regional Area Road Fund), Series 2018, RB	5.00%	07/01/2024	1,000	1,014,230
Chandler (City of), AZ, Series 2014, Ref. GO Bonds	5.00%	07/01/2024	150	152,171
Chandler (City of), AZ, Series 2014, Ref. GO Bonds(a)	5.00%	07/01/2024	1,000	1,013,659
Mesa (City of), AZ, Series 2014, Ref. RB	3.25%	07/01/2029	145	143,595
Phoenix Civic Improvement Corp., Series 2014 B, Ref. RB	5.00%	07/01/2026	500	506,300
Phoenix Civic Improvement Corp., Series 2014 B, Ref. RB	5.00%	07/01/2027	40	40,491
Phoenix Civic Improvement Corp., Series 2018 B, Ref. RB	5.00%	07/01/2024	100	101,407

				3,736,598

Arkansas-0.31%
Little Rock (City of), AR, Series 2014, RB	4.00%	07/01/2041	100	94,283
Pulaski (County of), AR Public Facilities Board, Series 2014, RB(a)(b)	5.00%	12/01/2024	500	509,767

				604,050

California-19.06%
Anaheim (City of), CA Public Financing Authority, Series 2014 A, Ref. RB(a)(b)	5.00%	05/01/2024	175	177,225
Anaheim Union High School District, Series 2015, GO Bonds	4.00%	08/01/2040	60	59,184
Bay Area Toll Authority (San Francisco Bay Area), Series 2014 F, Ref. RB(a)(b)	5.00%	04/01/2024	50	50,533
Bay Area Toll Authority (San Francisco Bay Area), Series 2014 S-6, RB(a)(b)	5.00%	10/01/2024	50	51,033
Bay Area Toll Authority (San Francisco Bay Area), Series 2023 F-1, RB	5.00%	04/01/2024	500	505,475
California (State of), Series 2014, GO Bonds	5.00%	05/01/2024	560	567,268
California (State of), Series 2014, GO Bonds	5.00%	10/01/2024	100	102,131
California (State of), Series 2014, GO Bonds	5.00%	12/01/2024	225	226,072
California (State of), Series 2014, GO Bonds	5.00%	05/01/2032	1,000	1,011,999
California (State of), Series 2014, GO Bonds	5.00%	10/01/2039	1,595	1,615,981
California (State of), Series 2014, GO Bonds	5.00%	05/01/2044	100	100,771
California (State of), Series 2014, Ref. GO Bonds	5.00%	12/01/2024	500	502,383
California (State of), Series 2014, Ref. GO Bonds	5.00%	11/01/2026	350	356,803
California (State of), Series 2014, Ref. GO Bonds	5.00%	10/01/2031	85	86,630
California (State of), Series 2014, Ref. GO Bonds	5.00%	10/01/2033	1,260	1,283,765
California (State of), Series 2014, Ref. GO Bonds	5.00%	10/01/2034	15	15,273
California (State of), Series 2015 B, Ref. GO Bonds	5.00%	09/01/2024	125	127,454
California (State of), Series 2015, Ref. GO Bonds	5.00%	03/01/2024	280	282,721
California (State of), Series 2016, GO Bonds	5.00%	09/01/2024	75	76,473
California (State of), Series 2016, GO Bonds	5.00%	09/01/2024	580	591,387
California (State of), Series 2017, Ref. GO Bonds	5.00%	08/01/2024	85	86,525
California (State of), Series 2017, Ref. GO Bonds	5.00%	11/01/2024	40	40,892
California (State of), Series 2018, Ref. GO Bonds	5.00%	10/01/2024	100	102,077
California (State of), Series 2019, GO Bonds	4.00%	10/01/2024	125	126,354

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

196

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of), Series 2019, GO Bonds	5.00%	10/01/2033	$125	$126,305
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2024	35	35,397
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2024	1,760	1,779,972
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2033	735	742,713
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2036	500	504,508
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2037	500	504,139
California (State of), Series 2020, GO Bonds	5.00%	11/01/2024	900	920,688
California (State of), Series 2020, Ref. GO Bonds	5.00%	03/01/2024	25	25,243
California (State of), Series 2021, GO Bonds	5.00%	10/01/2024	610	622,997
California (State of), Series 2021, Ref. GO Bonds	5.00%	12/01/2024	135	138,282
California (State of), Series 2022, Ref. GO Bonds	5.00%	09/01/2024	545	555,700
California (State of) (Bid Group B), Series 2016, Ref. GO Bonds	5.00%	08/01/2024	280	285,023
California (State of) (Green Bonds), Series 2014, GO Bonds	5.00%	10/01/2028	1,100	1,120,163
California (State of) Department of Water Resources (Central Valley), Series 2014 A, RB(a)(b)	5.00%	12/01/2024	195	199,765
California (State of) Department of Water Resources (Central Valley), Series 2014 AS, RB(a)(b)	5.00%	12/01/2024	100	102,444
California (State of) Department of Water Resources (Central Valley), Series 2014 AS, RB	5.00%	12/01/2024	35	35,782
California (State of) Department of Water Resources (Central Valley), Series 2014 AS, RB(a)(b)	5.00%	12/01/2024	2,000	2,048,875
California (State of) Educational Facilities Authority (Pepperdine University), Series 2014, Ref. RB(a)(b)	5.00%	12/01/2024	40	40,928
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center), Series 2015, Ref. RB	5.00%	11/15/2024	120	122,456
California (State of) Health Facilities Financing Authority (Providence Health & Services), Series 2014 A, RB	5.00%	10/01/2038	25	25,228
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2018 A, RB	5.00%	11/15/2024	85	86,780
California (State of) Infrastructure & Economic Development Bank (Clean Water Revolving Fund) (Green Bonds), Series 2017, RB	5.00%	10/01/2024	100	101,992
California (State of) Public Works Board, Series 2014 B, RB	5.00%	10/01/2039	70	71,083
California (State of) Public Works Board, Series 2017 B, Ref. RB	5.00%	10/01/2024	75	76,502
California (State of) Public Works Board (Vaious Capital), Series 2023 B, Ref. RB	5.00%	12/01/2024	250	255,802
California (State of) Public Works Board (Various Correctional Facilities), Series 2014 A, RB	5.00%	09/01/2026	100	101,767
California (State of) Public Works Board (Various Correctional Facilities), Series 2014 A, RB	5.00%	09/01/2031	1,000	1,016,792
California (State of) Public Works Board (Various Correctional Facilities), Series 2014 A, RB	5.00%	09/01/2033	100	101,572
California (State of) Public Works Board (Various Correctional Facilities), Series 2014 A, RB	5.00%	09/01/2034	115	116,774
California (State of) Public Works Board (Various Correctional Facilities), Series 2014 A, RB	4.50%	09/01/2035	100	100,677
California (State of) Public Works Board (Various Correctional Facilities), Series 2014 A, RB	5.00%	09/01/2039	100	101,425
California (State of) Statewide Communities Development Authority (Buck Institute for Research on Aging), Series 2014, Ref. RB(a)(b)	5.00%	11/15/2024	340	347,992
California (State of) Statewide Communities Development Authority (Cottage Health System Obligated Group), Series 2015, Ref. RB(a)(b)	5.00%	11/01/2024	1,000	1,020,466
California (State of) Statewide Communities Development Authority (Huntington Memorial Hospital), Series 2014 B, Ref. RB(a)(b)	4.00%	07/01/2024	100	100,806
California State University, Series 2014 A, Ref. RB(a)(b)	5.00%	11/01/2024	250	255,403
California State University, Series 2014 A, Ref. RB(a)(b)	5.00%	11/01/2024	30	30,648
California State University, Series 2014 A, Ref. RB(a)(b)	5.00%	11/01/2024	60	61,297
California State University, Series 2015 A, Ref. RB	5.00%	11/01/2024	50	51,109
Contra Costa (County of), CA Transportation Authority, Series 2015 A, Ref. RB	5.00%	03/01/2024	25	25,228
Contra Costa (County of), CA Water District, Series 2014 T, Ref. RB	5.00%	10/01/2026	180	183,585
East Bay Municipal Utility District, Series 2014 B, Ref. RB	5.00%	06/01/2024	375	380,179
Foothill-Eastern Transportation Corridor Agency, Series 2014 A, Ref. RB(a)(b)	6.00%	01/15/2024	50	50,525
Foothill-Eastern Transportation Corridor Agency, Series 2014 A, Ref. RB(a)(b)	6.00%	01/15/2024	1,040	1,050,924
Fremont Union High School District, Series 2015, Ref. GO Bonds(a)(b)	5.00%	08/01/2024	135	137,276
Inland Valley Development Agency, Series 2014 A, Ref. RB, (INS - AGM)(c)	5.00%	09/01/2044	100	100,386
Kern Community College District, Series 2022 D, GO Bonds	5.00%	08/01/2024	15	15,254
Los Angeles (City of), CA Department of Water & Power, Series 2014 A, RB	5.00%	07/01/2039	165	166,744
Los Angeles (City of), CA Department of Water & Power, Series 2014 A, RB	5.00%	07/01/2044	235	237,198
Los Angeles (City of), CA Department of Water & Power, Series 2014 D, RB	5.00%	07/01/2033	600	608,293
Los Angeles (City of), CA Department of Water & Power, Series 2014 D, RB	5.00%	07/01/2039	125	126,281
Los Angeles (City of), CA Department of Water & Power, Series 2015 E, RB	5.00%	07/01/2044	200	201,806
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2016 A, Ref. RB	5.00%	06/01/2024	5	5,070

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

197

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2016 A, Ref. RB	5.00%	07/01/2024	$40	$40,625
Los Angeles (County of), CA Public Works Financing Authority, Series 2015 A, RB	5.00%	12/01/2039	200	202,908
Los Angeles Community College District, Series 2015 A, Ref. GO Bonds(a)(b)	4.00%	08/01/2024	25	25,222
Los Angeles Community College District, Series 2015 A, Ref. GO Bonds	5.00%	08/01/2024	20	20,357
Los Angeles Community College District, Series 2015 A, Ref. GO Bonds(a)(b)	5.00%	08/01/2024	50	50,888
Los Angeles Community College District, Series 2015 A, Ref. GO Bonds(a)(b)	5.00%	08/01/2024	40	40,710
Los Angeles Community College District, Series 2015 A, Ref. GO Bonds(a)(b)	5.00%	08/01/2024	125	127,220
Los Angeles Community College District, Series 2015 A, Ref. GO Bonds(a)(b)	5.00%	08/01/2024	190	193,375
Los Angeles Community College District, Series 2015 A, Ref. GO Bonds(a)(b)	5.00%	08/01/2024	225	228,996
Los Angeles Community College District, Series 2015 A, Ref. GO Bonds(a)(b)	5.00%	08/01/2024	200	203,552
Los Angeles Community College District, Series 2015 C, Ref. GO Bonds	5.00%	08/01/2024	5	5,089
Los Angeles Unified School District, Series 2014 C, Ref. GO Bonds	5.00%	07/01/2026	90	91,310
Los Angeles Unified School District, Series 2014 C, Ref. GO Bonds	5.00%	07/01/2028	100	101,390
Los Angeles Unified School District, Series 2014 C, Ref. GO Bonds	5.00%	07/01/2029	10	10,130
Los Angeles Unified School District, Series 2014 C, Ref. GO Bonds	5.00%	07/01/2030	250	253,374
Los Angeles Unified School District, Series 2014 D, Ref. GO Bonds	5.00%	07/01/2024	25	25,395
Los Angeles Unified School District, Series 2014 D, Ref. GO Bonds	5.00%	07/01/2026	450	456,550
Los Angeles Unified School District, Series 2017 A, Ref. GO Bonds	5.00%	07/01/2024	200	203,156
Los Angeles Unified School District (Sustainability Bonds), Series 2023 A, COP	5.00%	10/01/2024	450	457,820
Metropolitan Water District of Southern California, Series 2017 A, Ref. RB	2.25%	07/01/2024	1,000	987,807
Metropolitan Water District of Southern California, Series 2017 B, Ref. RB	5.00%	08/01/2024	150	152,358
Metropolitan Water District of Southern California, Series 2019 A, Ref. RB	5.00%	07/01/2024	175	177,805
Natomas Unified School District (Election of 2014), Series 2015, GO Bonds	4.00%	08/01/2040	100	98,043
Orange (County of), CA Sanitation District, Series 2015 A, Ref. RB	5.00%	02/01/2030	1,500	1,525,477
Orange (County of), CA Sanitation District, Series 2015 A, Ref. RB	5.00%	02/01/2035	1,000	1,015,368
Orange (County of), CA Transportation Authority (I-405 Improvement), Series 2021, RB(a)	4.00%	10/15/2024	500	504,950
Orange (County of), CA Transportation Authority (I-405 Improvement), Series 2021, RB(a)	5.00%	10/15/2024	500	510,367
Regents of the University of California Medical Center, Series 2016 L, Ref. RB	5.00%	05/15/2024	15	15,206
San Bernardino (County of), CA (Captial Facilities), Series 1992 B, COP(a)	6.88%	08/01/2024	180	185,713
San Diego (City of), CA Association of Governments (Mid Coast Corridor; Green Bonds), Series 2019, RB	5.00%	11/15/2024	180	180,604
San Diego (City of), CA Public Facilities Financing Authority, Series 2016 B, Ref. RB	5.00%	08/01/2024	10	10,158
San Diego (County of), CA Regional Transportation Commission, Series 2014 A, RB(a)(b)	5.00%	04/01/2024	50	50,576
San Francisco (City & County of), CA, Series 2022 R-1, Ref. GO Bonds	5.00%	06/15/2024	250	253,944
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2016 D, Ref. RB	5.00%	05/01/2024	25	25,326
San Francisco (City of), CA Public Utilities Commission, Series 2015, Ref. RB	5.00%	11/01/2024	30	30,638
San Francisco Bay Area Rapid Transit District, Series 2015 A, Ref. RB	5.00%	07/01/2024	35	35,530
San Francisco Unified School District, Series 2015 F, GO Bonds	3.50%	06/15/2035	60	58,713
San Joaquin Delta Community College District (Election of 2004), Series 2014 C, GO Bonds(a)(b)	5.00%	08/01/2024	20	20,337
San Jose (City of), CA Redevelopment Agency Successor Agency, Series 2017 B, Ref. RB	5.00%	08/01/2024	190	193,357
San Marcos Unified School District (Election of 2010), Series 2014 C, GO Bonds(a)(b)	5.00%	02/15/2024	25	25,207
Santa Clara Valley Transportation Authority, Series 2023 A, Ref. RB	5.00%	04/01/2024	500	505,674
Silicon Valley Clean Water, Series 2019 A, RN	3.00%	03/01/2024	495	494,264
Silicon Valley Clean Water (WIFIA Rescue), Series 2021 A, RN	0.25%	03/01/2024	90	87,507
Southern California Public Power Authority (Apex Power), Series 2014 A, RB	5.00%	07/01/2032	10	10,144
Southern California Public Power Authority (Apex Power), Series 2014 A, RB	5.00%	07/01/2037	200	201,952
Southern California Public Power Authority (Green Bonds), Series 2020, Ref. RB	5.00%	04/01/2024	255	256,555
Southern California Public Power Authority (Windy Point/Windy Flast), Series 2020, Ref. RB	5.00%	07/01/2030	390	392,274
Tuolumne (City of), CA Wind Project Authority, Series 2016 A, Ref. RB	5.00%	01/01/2024	55	55,323
Twin Rivers Unified School District, Series 2014 A, GO Bonds(a)(b)	5.00%	02/01/2024	5	5,033
University of California, Series 2014 AM, RB	5.00%	05/15/2027	35	35,459
University of California, Series 2014 AM, RB	5.25%	05/15/2044	195	197,110
Washington Township Health Care District (Election of 2004), Series 2013 B, GO Bonds	5.00%	08/01/2043	250	252,008
Washington Township Health Care District (Election of 2012), Series 2013 A, GO Bonds	5.00%	08/01/2043	500	504,015
West Valley-Mission Community College District, Series 2022 B, GO Bonds	5.00%	08/01/2024	25	25,388

				37,188,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

198

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado-1.08%
Adams 12 Five Star Schools, Series 2014 B, Ref. GO Bonds	5.00%	12/15/2026	$35	$35,732
Colorado (State of), Series 2013 I, COP(a)(b)	5.00%	03/15/2024	470	473,769
Colorado (State of), Series 2018 A, COP	5.00%	12/15/2024	40	40,757
Colorado (State of) Health Facilities Authority (SCL Health System), Series 2013 A, RB(a)(b)	5.00%	01/01/2024	1,150	1,155,738
Colorado (State of) Health Facilities Authority (SCL Health System), Series 2019 A, Ref. RB	5.00%	01/01/2024	140	140,635
Colorado (State of) Regional Transportation District, Series 2013 A, Ref. COP	5.00%	06/01/2024	110	110,167
Denver (City & County of), CO, Series 2016 A, Ref. RB	5.00%	11/15/2024	25	25,509
Denver City & County School District No. 1, Series 2014 B, Ref. GO Bonds	5.00%	12/01/2024	45	45,962
Denver City & County School District No. 1, Series 2014 B, Ref. GO Bonds	5.00%	12/01/2027	25	25,497
Douglas County School District No. Re-1 Douglas & Elbert Counties, Series 2019, GO Bonds	5.00%	12/15/2024	20	20,441
University of Colorado, Series 2017 A-2, Ref. RB	3.25%	06/01/2037	35	31,039

				2,105,246

Connecticut-1.49%
Connecticut (State of), Series 2014 A, GO Bonds	5.00%	03/01/2026	500	503,611
Connecticut (State of), Series 2014 A, GO Bonds	5.00%	03/01/2027	100	100,711
Connecticut (State of), Series 2017 A, GO Bonds	5.00%	04/15/2024	90	90,942
Connecticut (State of), Series 2018 B, RB	5.00%	10/01/2024	475	483,254
Connecticut (State of) (Green Bonds), Series 2014 G, GO Bonds	5.00%	11/15/2028	100	101,657
Connecticut (State of) (Transportation Infrastructure), Series 2014 A, RB	5.00%	09/01/2026	75	76,141
Connecticut (State of) (Transportation Infrastructure), Series 2022 A, RB	5.00%	07/01/2024	10	10,133
Connecticut (State of) Health & Educational Facilities Authority (Hartford Healthcare), Series 2014 E, RB	5.00%	07/01/2042	500	501,443
Connecticut (State of) Health & Educational Facilities Authority (Yale New Haven Health), Series 2014 E, RB	5.00%	07/01/2024	200	202,211
Hartford (County of), CT Metropolitan District (Green Bonds), Series 2014 A, RB(a)(b)	5.00%	11/01/2024	725	739,009
University of Connecticut, Series 2017 A, RB	5.00%	01/15/2024	100	100,568

				2,909,680

District of Columbia-1.01%
District of Columbia, Series 2014 A, Ref. RB	5.00%	12/01/2024	35	35,722
District of Columbia, Series 2014 C, GO Bonds	5.00%	06/01/2031	20	20,229
District of Columbia, Series 2014 C, GO Bonds	5.00%	06/01/2032	35	35,399
District of Columbia, Series 2014 D, Ref. GO Bonds	5.00%	06/01/2032	400	404,556
District of Columbia, Series 2018 B, Ref. GO Bonds	5.00%	06/01/2024	225	227,843
District of Columbia, Series 2019 A, GO Bonds	5.00%	10/15/2024	115	117,198
District of Columbia, Series 2019 C, Ref. RB	5.00%	10/01/2024	55	55,979
District of Columbia (Georgetown University), Series 2017, Ref. RB(a)	5.00%	04/01/2024	1,015	1,024,382
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	5.00%	07/15/2024	50	50,720

				1,972,028

Florida-3.98%
Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics, Inc.), Series 2014 A, RB	4.00%	12/01/2044	145	130,466
Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics, Inc.), Series 2014 A, RB	5.00%	12/01/2044	1,000	1,000,029
Brevard (County of), FL Health Facilities Authority (Health First, Inc.), Series 2014, Ref. RB(a)	5.00%	04/01/2033	1,000	1,005,565
Broward (County of), FL School Board, Series 2017 C, Ref. COP	5.00%	07/01/2024	105	106,221
Florida (State of), Series 2017 A, Ref. RB	5.00%	07/01/2024	100	101,309
Florida (State of), Series 2021 B, Ref. GO Bonds	5.00%	06/01/2024	1,000	1,012,342
Florida (State of) (Capital Outlay), Series 2015 A, Ref. GO Bonds	5.00%	06/01/2026	165	167,436
Florida (State of) Department of Environmental Protection (FL Forever), Series 2016 A, Ref. RB	5.00%	07/01/2024	65	65,856
Hillsborough (County of), FL Aviation Authority (Tampa International Airport), Series 2015 A, RB	5.00%	10/01/2044	500	501,415
Jacksonville (City of), FL, Series 2022 A, Ref. RB	5.00%	10/01/2024	1,000	1,016,636
Jacksonville (City of), FL (Brooks Rehabilitation), Series 2015, RB	4.00%	11/01/2040	155	139,858
Miami (City of) & Dade (County of), FL School Board, Series 2014 D, Ref. COP	5.00%	11/01/2028	25	25,361
Miami (City of) & Dade (County of), FL School Board, Series 2014 D, Ref. COP	5.00%	11/01/2030	30	30,429
Miami (City of) & Dade (County of), FL School Board, Series 2015 B, Ref. COP	5.00%	05/01/2024	100	101,043
Miami Beach (City of), FL Redevelopment Agency (City Center), Series 2015, Ref. RB, (INS - AGM)(c)	5.00%	02/01/2040	100	100,286

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

199

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida-(continued)
Miami-Dade (County of), FL, Series 2015 B, Ref. GO Bonds	5.00%	07/01/2028	$1,270	$1,289,939
Miami-Dade (County of), FL, Series 2015 B, Ref. GO Bonds	5.00%	07/01/2029	110	111,772
Miami-Dade (County of), FL, Series 2015 B, Ref. GO Bonds	3.00%	07/01/2030	25	24,694
Miami-Dade (County of), FL, Series 2015 B, Ref. GO Bonds	4.00%	07/01/2034	25	25,141
Miami-Dade (County of), FL Expressway Authority, Series 2014 A, RB	5.00%	07/01/2039	500	501,537
Orlando (City of), FL Utilities Commission, Series 2013 A, Ref. RB	5.00%	10/01/2024	120	122,047
South Florida Water Management District, Series 2016, Ref. COP	5.00%	10/01/2024	185	188,352

				7,767,734

Georgia-1.48%
Atlanta (City of), GA, Series 2014 A, Ref. RB	5.00%	01/01/2026	1,150	1,154,528
Atlanta (City of), GA, Series 2014 A, Ref. RB	5.00%	01/01/2028	50	50,216
Atlanta (City of), GA, Series 2014 A, Ref. RB	5.00%	01/01/2029	45	45,202
Atlanta (City of), GA, Series 2014 A, Ref. RB	5.00%	01/01/2030	100	100,443
Atlanta (City of), GA, Series 2015, GO Bonds(a)(b)	4.75%	12/01/2024	270	274,298
Atlanta (City of), GA, Series 2015, GO Bonds(a)(b)	5.00%	12/01/2024	50	50,946
Atlanta (City of), GA, Series 2015, Ref. RB	5.00%	11/01/2024	115	117,209
Forsyth (County of), GA, Series 2019, GO Bonds	5.00%	09/01/2024	20	20,344
Georgia (State of), Series 2014 A-2, GO Bonds	4.00%	02/01/2026	10	10,026
Georgia (State of), Series 2014 A-2, GO Bonds	5.00%	02/01/2027	20	20,133
Georgia (State of), Series 2016 A-1, GO Bonds	5.00%	02/01/2024	70	70,491
Georgia (State of), Series 2016 C-1, Ref. GO Bonds	5.00%	01/01/2024	60	60,332
Georgia (State of), Series 2016 C-1, Ref. GO Bonds	5.00%	07/01/2024	130	131,829
Georgia (State of), Series 2016 E, Ref. GO Bonds	5.00%	12/01/2024	15	15,321
Georgia (State of), Series 2016 F, Ref. GO Bonds	5.00%	01/01/2024	45	45,249
Georgia (State of), Series 2017 C, Ref. GO Bonds	5.00%	07/01/2024	320	324,501
Georgia (State of) (Bidding Group 1), Series 2020 A, GO Bonds	5.00%	08/01/2024	10	10,153
Georgia (State of) (Bidding Group 3), Series 2022 C, Ref. GO Bonds	4.00%	07/01/2024	40	40,241
Georgia (State of) (Tranche 1), Series 2015 A, GO Bonds	5.00%	02/01/2024	55	55,386
Georgia (State of) (Tranche 2), Series 2019 A, GO Bonds	5.00%	07/01/2024	175	177,462
Private Colleges & Universities Authority (Emory University), Series 2016 B, Ref. RB	3.00%	10/01/2043	155	119,106

				2,893,416

Hawaii-0.24%
Hawaii (State of), Series 2014 EO, GO Bonds	5.00%	08/01/2029	200	202,876
Hawaii (State of), Series 2015 EZ, Ref. GO Bonds	5.00%	10/01/2024	100	101,738
Hawaii (State of), Series 2016 FE, Ref. GO Bonds	5.00%	10/01/2024	75	76,303
Hawaii (State of), Series 2016 FG, GO Bonds	5.00%	10/01/2024	50	50,869
Hawaii (State of), Series 2018 FT, GO Bonds	5.00%	01/01/2024	40	40,209

				471,995

Idaho-0.08%
Idaho (State of) Health Facilities Authority (St. Luke’s Health System), Series 2014 A, RB	5.00%	03/01/2044	150	150,125

Illinois-6.12%
Chicago (City of), IL, Series 2008, Ref. RB(a)	5.00%	01/01/2024	90	90,449
Chicago (City of), IL, Series 2008, Ref. RB	5.00%	01/01/2024	160	160,618
Chicago (City of), IL, Series 2014, RB	5.00%	01/01/2039	1,000	1,001,012
Chicago (City of), IL, Series 2014, RB	5.00%	11/01/2044	1,000	1,001,843
Chicago (City of), IL, Series 2016 C, Ref. GO Bonds	5.00%	01/01/2024	25	25,071
Chicago (City of), IL (O’Hare International Airport), Series 2015 B, Ref. RB	5.00%	01/01/2024	150	150,676
Chicago (City of), IL (O’Hare International Airport), Series 2017 E, RB	5.00%	01/01/2024	60	60,270
Chicago (City of), IL Metropolitan Water Reclamation District, Series 2021 C, Ref. GO Bonds	5.00%	12/01/2024	1,000	1,018,313
Chicago (City of), IL Metropolitan Water Reclamation District (Green Bonds), Series 2015 C, GO Bonds	5.00%	12/01/2027	30	30,509
Chicago (City of), IL Metropolitan Water Reclamation District (Green Bonds), Series 2015 C, GO Bonds	5.00%	12/01/2028	145	147,390
Chicago (City of), IL Midway International Airport, Series 2014 B, Ref. RB	5.00%	01/01/2027	150	150,588
Chicago (City of), IL Park District, Series 2013 A, GO Bonds(a)(b)	5.75%	01/01/2024	100	100,769
Chicago (City of), IL Transit Authority, Series 2014, RB	5.25%	12/01/2049	545	549,240

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

200

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois-(continued)
Du Page & Will Counties Community School District No. 204 Indian Prairie, Series 2017, Ref. GO Bonds	4.00%	12/30/2024	$285	$287,372
Illinois (State of), Series 2013, RB	5.00%	06/15/2024	145	145,099
Illinois (State of), Series 2014, GO Bonds	5.00%	02/01/2024	200	200,967
Illinois (State of), Series 2014, GO Bonds	5.00%	05/01/2024	50	50,398
Illinois (State of), Series 2014, GO Bonds	5.00%	05/01/2027	10	10,051
Illinois (State of), Series 2014, GO Bonds	5.00%	05/01/2028	10	10,050
Illinois (State of), Series 2014, GO Bonds	5.25%	02/01/2029	210	210,827
Illinois (State of), Series 2014, GO Bonds	5.25%	02/01/2030	100	100,377
Illinois (State of), Series 2014, GO Bonds	5.00%	02/01/2039	100	100,017
Illinois (State of), Series 2014, GO Bonds	5.00%	05/01/2039	1,020	1,020,179
Illinois (State of), Series 2014, GO Bonds, (INS - AGM)(c)	4.25%	05/01/2034	20	20,023
Illinois (State of), Series 2016, Ref. GO Bonds	5.00%	02/01/2024	20	20,097
Illinois (State of), Series 2018 A, GO Bonds	4.00%	05/01/2024	150	150,233
Illinois (State of), Series 2022 B, Ref. GO Bonds	5.00%	03/01/2024	50	50,297
Illinois (State of), Series 2023 D, Ref. GO Bonds	5.00%	07/01/2024	500	504,954
Illinois (State of) Finance Authority (Advocate Health Care Network), Series 2014, Ref. RB(a)(b)	5.00%	08/01/2024	25	25,321
Illinois (State of) Finance Authority (Advocate Health Care Network), Series 2014, Ref. RB(a)(b)	5.00%	08/01/2024	30	30,385
Illinois (State of) Finance Authority (Clean Water Initiative), Series 2016, RB	5.00%	01/01/2024	150	150,744
Illinois (State of) Finance Authority (Clean Water Initiative), Series 2016, RB	5.00%	07/01/2024	10	10,136
Illinois (State of) Finance Authority (Clean Water Initiative), Series 2017, RB	5.00%	01/01/2024	20	20,099
Illinois (State of) Finance Authority (The University of Chicago), Series 2014 A, Ref. RB	5.00%	10/01/2024	120	122,123
Illinois (State of) Finance Authority (The University of Chicago), Series 2014 A, Ref. RB	5.00%	10/01/2026	35	35,581
Illinois (State of) Finance Authority (The University of Chicago), Series 2014 A, Ref. RB	5.00%	10/01/2027	1,500	1,523,630
Illinois (State of) Finance Authority (The University of Chicago), Series 2014 A, Ref. RB	5.00%	10/01/2029	40	40,605
Illinois (State of) Regional Transportation Authority, Series 2017 A, Ref. RB	5.00%	07/01/2024	230	232,805
Illinois (State of) Toll Highway Authority, Series 2014 B, RB	5.00%	01/01/2036	1,000	1,002,799
Illinois (State of) Toll Highway Authority, Series 2014 D, Ref. RB	5.00%	01/01/2024	200	201,011
Sales Tax Securitization Corp., Series 2018 C, Ref. RB	5.00%	01/01/2024	60	60,255
Sales Tax Securitization Corp., Series 2021 A, Ref. RB	5.00%	01/01/2024	500	502,123
Springfield (City of), IL, Series 2015, Ref. RB	5.00%	03/01/2024	90	90,625
University of Illinois, Series 2014 A, RB	5.00%	04/01/2044	500	500,341
Winnebago & Boone Counties School District No. 205 Rockford, Series 2015 B, GO Bonds	4.00%	02/01/2035	25	25,021

				11,941,293

Indiana-0.10%
Indiana (State of) Finance Authority, Series 2016 C, Ref. RB	5.00%	12/01/2024	10	10,209
Indiana (State of) Finance Authority (Green Bonds), Series 2015 B, Ref. RB	5.00%	02/01/2024	20	20,140
Indiana (State of) Finance Authority (Green Bonds), Series 2021 B, Ref. RB	5.00%	02/01/2024	100	100,702
Indiana (State of) Finance Authority (Indiana University Health Obligated Group), Series 2016 A, Ref. RB	5.00%	12/01/2024	25	25,400
Indiana (State of) Finance Authority (Indianapolis Power & Light Co.), Series 2016 A, Ref. RB	3.13%	12/01/2024	50	49,343

				205,794

Iowa-0.03%
Iowa (State of), Series 2016 A, Ref. RB	5.00%	06/01/2024	55	55,614

Kansas-0.06%
Johnson (County of), KS Public Building Commission (Courthouse & Medical Examiners), Series 2018 A, RB	5.00%	09/01/2024	45	45,712
Kansas (State of) Department of Transportation, Series 2015 A, Ref. RB	3.00%	09/01/2024	25	24,785
Kansas (State of) Department of Transportation, Series 2015 A, Ref. RB	5.00%	09/01/2024	55	55,881

				126,378

Kentucky-0.12%
Kentucky (Commonwealth of) Property & Building Commission (No. 112), Series 2016 B, Ref. RB	5.00%	11/01/2024	50	50,784
Louisville (City of) & Jefferson (County of), KY Sewer District, Series 2014 A, RB	4.00%	05/15/2045	25	23,205
Louisville (City of) & Jefferson (County of), KY Sewer District, Series 2017 B, Ref. RB	5.00%	05/15/2024	150	151,647

				225,636

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

201

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana-1.96%
Louisiana (State of), Series 2014 B, Ref. RB(a)(b)	4.00%	05/01/2024	$1,000	$1,004,144
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (East Baton Rouge Commission), Series 2014 A, RB(a)(b)	4.38%	02/01/2024	1,050	1,054,449
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (East Baton Rouge Sewerage Commission), Series 2014 A, RB(a)(b)	5.00%	02/01/2024	70	70,471
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (LCTCS Act 360), Series 2014, RB(a)(b)	5.00%	10/01/2024	1,000	1,016,319
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (LCTCS ACT 360), Series 2014, RB(a)(b)	5.00%	10/01/2024	125	127,040
Louisiana (State of) Public Facilities Authority (Hurricane Recovery Program), Series 2014, Ref. RB	5.00%	06/01/2024	5	5,057
Louisiana (State of) Public Facilities Authority (Hurricane Recovery Program), Series 2014, Ref. RB(a)(b)	5.00%	06/01/2024	290	293,664
New Orleans (City of), LA, Series 2014, Ref. RB(a)(b)	5.00%	06/01/2024	150	151,785
New Orleans (City of), LA, Series 2014, Ref. RB(a)(b)	5.00%	12/01/2024	15	15,302
New Orleans (City of), LA, Series 2014, Ref. RB(a)(b)	5.00%	12/01/2024	30	30,604
Shreveport (City of), LA, Series 2014 B, RB	4.00%	12/01/2038	55	50,904

				3,819,739

Maine-0.64%
Maine (State of) Health & Higher Educational Facilities Authority (Mainhealth), Series 2015, RB(a)(b)	4.00%	07/01/2024	210	211,011
Maine (State of) Health & Higher Educational Facilities Authority (Mainhealth), Series 2015, RB(a)(b)	5.00%	07/01/2024	1,000	1,012,845
Maine (State of) Municipal Bond Bank, Series 2015 A, Ref. RB	5.00%	09/01/2024	20	20,308

				1,244,164

Maryland-3.65%
Baltimore (City of), MD (Wastewater), Series 2013 C, RB(a)(b)	5.00%	01/01/2024	1,080	1,085,738
Baltimore (City of), MD (Water), Series 2013 A, RB(a)(b)	5.00%	01/01/2024	45	45,239
Baltimore (City of), MD (Water), Series 2013 B, Ref. RB(a)(b)	5.00%	01/01/2024	500	502,495
Howard (County of), MD, Series 2017 B, Ref. GO Bonds	5.00%	02/15/2024	100	100,771
Maryland (State of), First Series 2016, GO Bonds	4.00%	06/01/2027	120	120,132
Maryland (State of), First Series 2016, GO Bonds	4.00%	06/01/2029	300	300,148
Maryland (State of), First Series 2016, GO Bonds	4.00%	06/01/2030	25	25,015
Maryland (State of), Second Series 2018 B, GO Bonds	5.00%	08/01/2024	1,030	1,046,072
Maryland (State of), Series 2017 A, GO Bonds	5.00%	03/15/2024	20	20,183
Maryland (State of), Series 2017 A, GO Bonds	5.00%	08/01/2024	10	10,156
Maryland (State of), Series 2017 B, Ref. GO Bonds	5.00%	08/01/2024	1,630	1,655,434
Maryland (State of), Series 2017 C, Ref. GO Bonds	5.00%	08/01/2024	65	66,014
Maryland (State of), Series 2018 A, GO Bonds	5.00%	03/15/2024	35	35,319
Maryland (State of), Series 2020 C, Ref. GO Bonds	5.00%	08/01/2024	50	50,780
Maryland (State of) Department of Transportation, Series 2016, RB	4.00%	11/01/2027	525	528,808
Maryland (State of) Department of Transportation, Series 2016, RB	4.00%	11/01/2029	100	100,749
Maryland (State of) Department of Transportation, Series 2017, RB	5.00%	09/01/2024	45	45,743
Maryland (State of) Health & Higher Educational Facilities Authority (Loyola University), Series 2014, Ref. RB	5.00%	10/01/2045	100	100,714
Montgomery (County of), MD, Series 2014 A, GO Bonds(a)(b)	5.00%	11/01/2024	40	40,773
Montgomery (County of), MD, Series 2014 A, GO Bonds(a)(b)	5.00%	11/01/2024	180	183,478
Montgomery (County of), MD, Series 2014 A, GO Bonds(a)(b)	5.00%	11/01/2024	100	101,932
Montgomery (County of), MD, Series 2014 B, Ref. GO Bonds	5.00%	11/01/2024	10	10,193
Montgomery (County of), MD, Series 2021 A, Ref. GO Bonds	5.00%	08/01/2024	400	406,062
Prince George’s (County of), MD, Series 2014 A, GO Bonds	4.00%	09/01/2024	530	533,886

				7,115,834

Massachusetts-2.55%
Massachusetts (Commonwealth of), Series 2014 C, Ref. GO Bonds	5.00%	08/01/2024	200	203,049
Massachusetts (Commonwealth of), Series 2016 A, GO Bonds	4.00%	03/01/2041	30	29,634
Massachusetts (Commonwealth of), Series 2016 A, Ref. GO Bonds	5.00%	07/01/2024	45	45,637
Massachusetts (Commonwealth of), Series 2017 E, Ref. GO Bonds	5.00%	11/01/2024	175	178,481
Massachusetts (Commonwealth of), Series 2019 G, GO Bonds	5.00%	09/01/2031	320	324,804
Massachusetts (Commonwealth of), Series 2020 B, Ref. GO Bonds	5.00%	07/01/2024	1,000	1,014,148

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

202

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts-(continued)
Massachusetts (Commonwealth of), Series 2021 B, Ref. GO Bonds	5.00%	11/01/2024	$500	$509,947
Massachusetts (Commonwealth of) (Accelerated Bridge Program), Series 2014 A, RB	5.00%	06/01/2044	985	991,234
Massachusetts (Commonwealth of) Bay Transportation Authority, Series 2005 A, RB	5.00%	07/01/2024	10	10,145
Massachusetts (Commonwealth of) Clean Water Trust (The), Series 2006, Ref. RB	5.00%	08/01/2024	100	101,551
Massachusetts (Commonwealth of) College Building Authority (Green Bonds), Series 2014 B, RB(a)(b)	5.00%	05/01/2024	285	288,197
Massachusetts (Commonwealth of) Development Finance Agency (Baystate Medical Center), Series 2014 N, RB	5.00%	07/01/2044	500	500,352
Massachusetts (Commonwealth of) Development Finance Agency (Children’s Hospital), Series 2014 P, RB(a)(b)	5.00%	10/01/2024	20	20,316
Massachusetts (Commonwealth of) Federal Highway (Garvee), Series 2014 A, RB	5.00%	06/15/2024	525	531,943
Massachusetts (Commonwealth of) School Building Authority, Series 2018 A, RB(a)(b)	5.00%	02/15/2024	200	201,435
Massachusetts (Commonwealth of) Water Resources Authority (Green Bonds), Series 2017 C, Ref. RB	5.00%	08/01/2024	25	25,404

				4,976,277

Michigan-2.03%
Michigan (State of) (Garvee), Series 2016, Ref. RB	5.00%	03/15/2024	135	136,062
Michigan (State of) Building Authority (Facilities Program), Series 2015 I, Ref. RB	5.00%	04/15/2024	225	227,273
Michigan (State of) Finance Authority (Beaumont Health Credit Group), Series 2015, Ref. RB(a)(b)	5.00%	08/01/2024	85	86,090
Michigan (State of) Finance Authority (Beaumont Health Credit Group), Series 2015, Ref. RB(a)(b)	5.00%	08/01/2024	35	35,449
Michigan (State of) Finance Authority (Beaumont Health Credit Group), Series 2015, Ref. RB(a)(b)	5.00%	08/01/2024	115	116,475
Michigan (State of) Finance Authority (Beaumont Health Credit Group), Series 2015, Ref. RB(a)(b)	5.00%	08/01/2024	300	303,849
Michigan (State of) Finance Authority (Clean Water Revolving Fund), Series 2016 B, Ref. RB	5.00%	10/01/2024	150	152,654
Michigan (State of) Finance Authority (Detroit Distributable State Aid Fouth Lien and UTGO Refunding), Series 2016 C-3, Ref. RB	5.00%	04/01/2024	160	161,297
Michigan (State of) Finance Authority (Detroit regional Convention facility Authority), Series 2014 H-1, Ref. RB	5.00%	10/01/2039	500	501,493
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department), Series 2014 C-3, RB, (INS - AGM)(c)	5.00%	07/01/2027	1,000	1,010,570
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department), Series 2014 C-3, RB, (INS - AGM)(c)	5.00%	07/01/2030	20	20,216
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department), Series 2014 C-3, RB, (INS - AGM)(c)	5.00%	07/01/2032	20	20,215
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department), Series 2014 D-2, Ref. RB, (INS - AGM)(c)	5.00%	07/01/2024	830	838,033
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department), Series 2014 D-4, Ref. RB	5.00%	07/01/2030	50	50,496
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department), Series 2014 D-4, Ref. RB	5.00%	07/01/2031	30	30,300
Michigan (State of) Finance Authority (Henry Ford Health System), Series 2016, Ref. RB	5.00%	11/15/2024	20	20,285
Royal Oak (City of), MI Hospital Finance Authority (Beaumont Health Credit Group), Series 2014 D, Ref. RB(a)(b)	5.00%	03/01/2024	70	70,521
University of Michigan, Series 2017 A, Ref. RB	5.00%	04/01/2024	85	85,834
Wayne (County of), MI Airport Authority (Detroit Metropolitan Airport), Series 2014 B, RB	5.00%	12/01/2044	100	100,382

				3,967,494

Minnesota-1.80%
Metropolitan Council, Series 2021 B, GO Bonds	5.00%	12/01/2024	1,000	1,021,246
Minneapolis & St. Paul (Cities of), MN Metropolitan Airports Commission, Series 2014 A, Ref. RB	5.00%	01/01/2029	100	100,391
Minneapolis & St. Paul (Cities of), MN Metropolitan Airports Commission, Series 2014 A, Ref. RB	5.00%	01/01/2030	275	276,040
Minnesota (State of), Series 2014 A, GO Bonds	5.00%	08/01/2026	1,000	1,017,255
Western Minnesota Municipal Power Agency, Series 2014 A, RB(a)(b)	4.00%	01/01/2024	1,000	1,002,144
Western Minnesota Municipal Power Agency, Series 2014 A, RB(a)(b)	5.00%	01/01/2024	100	100,531

				3,517,607

Mississippi-0.01%
Mississippi (State of), Series 2015 C, Ref. GO Bonds	5.00%	10/01/2024	15	15,259

Missouri-0.78%
Curators of the University of Missouri (The), Series 2014 A, Ref. RB	5.00%	11/01/2024	15	15,281

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

203

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri-(continued)
Jackson (County of), MO (Truman Sports Complex), Series 2014, Ref. RB	5.00%	12/01/2024	$30	$30,477
Missouri (State of) Health & Educational Facilities Authority (Mercy Health), Series 2014 F, RB	4.00%	11/15/2045	335	308,906
Missouri (State of) Health & Educational Facilities Authority (SSM Health Care), Series 2014 A, Ref. RB(a)(b)	4.00%	06/01/2024	190	190,681
Missouri (State of) Health & Educational Facilities Authority (SSM Health Care), Series 2014 A, Ref. RB(a)(b)	5.00%	06/01/2024	10	10,108
Missouri (State of) Health & Educational Facilities Authority (SSM Health Care), Series 2014 A, Ref. RB(a)(b)	5.00%	06/01/2024	25	25,270
Missouri (State of) Highway & Transportation Commission, Series 2014 A, Ref. RB	5.00%	05/01/2024	590	596,234
Springfield (City of), MO, Series 2015, Ref. RB	5.00%	08/01/2024	25	25,354
St. Louis (City of), MO, Series 2017 A, Ref. RB, (INS - AGM)(c)	5.00%	07/01/2024	310	313,604

				1,515,915

Nebraska-0.20%
Nebraska (State of) Public Power District, Series 2021 C, Ref. RB	5.00%	01/01/2024	145	145,724
Omaha (City of), NE Public Power District, Series 2014 AA, Ref. RB	5.00%	02/01/2032	120	120,691
Omaha (City of), NE Public Power District, Series 2015 B, Ref. RB(a)(b)	5.00%	08/01/2024	60	60,877
Omaha (City of), NE Public Power District, Series 2015 B, Ref. RB	4.00%	02/01/2039	10	9,872
Omaha (City of), NE Public Power District, Series 2016 A, Ref. RB	5.00%	02/01/2024	45	45,305

				382,469

Nevada-1.33%
Clark (County of), NV, Series 2016, Ref. RB	5.00%	07/01/2024	120	121,541
Clark (County of), NV (Las Vegas McCarran International Airport), Series 2019, Ref. RB	5.00%	07/01/2024	100	101,219
Clark (County of), NV Department of Aviation, Series 2014 A-2, Ref. RB	5.00%	07/01/2029	500	505,659
Clark (County of), NV Department of Aviation, Series 2014 A-2, Ref. RB	5.00%	07/01/2033	75	75,853
Clark County School District, Series 2016 A, Ref. GO Bonds	5.00%	06/15/2024	30	30,314
Clark County School District, Series 2017 A, Ref. GO Bonds	5.00%	06/15/2024	75	75,784
Las Vegas Valley Water District, Series 2015 B, Ref. GO Bonds	5.00%	12/01/2024	175	178,632
Las Vegas Valley Water District, Series 2015, Ref. GO Bonds	5.00%	06/01/2033	30	30,517
Las Vegas Valley Water District, Series 2015, Ref. GO Bonds	5.00%	06/01/2039	95	96,186
Las Vegas Valley Water District, Series 2016 A, Ref. GO Bonds	5.00%	06/01/2024	60	60,736
Nevada (State of), Series 2016, Ref. RB	5.00%	12/01/2024	1,290	1,318,831

				2,595,272

New Jersey-4.27%
New Jersey (State of), Series 2014, GO Bonds	5.00%	06/01/2024	100	101,234
New Jersey (State of), Series 2020 A, GO Bonds	5.00%	06/01/2024	310	313,826
New Jersey (State of) Economic Development Authority, Series 2012 II, Ref. RB	3.00%	03/01/2024	60	59,812
New Jersey (State of) Economic Development Authority, Series 2014 PP, Ref. RB(a)(b)	5.00%	06/15/2024	185	187,460
New Jersey (State of) Economic Development Authority, Series 2014 UU, RB(a)	5.00%	06/15/2026	75	75,737
New Jersey (State of) Economic Development Authority, Series 2014, RB(a)	5.00%	06/15/2040	150	151,475
New Jersey (State of) Educational Facilities Authority (Montclair University), Series 2014 A, RB	5.00%	07/01/2044	400	401,434
New Jersey (State of) Educational Facilities Authority (Montclair University), Series 2014, RB	5.00%	06/15/2026	1,000	1,009,645
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group), Series 2017 A, Ref. RB	5.00%	07/01/2024	500	505,691
New Jersey (State of) Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group), Series 2021, RB	5.00%	07/01/2024	95	96,197
New Jersey (State of) Health Care Facilities Financing Authority (Virtua Health), Series 2013, Ref. RB(a)(b)	5.00%	01/01/2024	15	15,075
New Jersey (State of) Health Care Facilities Financing Authority (Virtua Health), Series 2013, Ref. RB	5.00%	07/01/2028	235	236,143
New Jersey (State of) Transportation Trust Fund Authority, Series 2009 D, RB	5.00%	06/15/2032	1,130	1,147,081
New Jersey (State of) Transportation Trust Fund Authority, Series 2010 D, RB	5.00%	12/15/2024	25	25,426
New Jersey (State of) Transportation Trust Fund Authority, Series 2014 AA, RB	5.00%	06/15/2026	100	101,021
New Jersey (State of) Transportation Trust Fund Authority, Series 2014 AA, RB	5.00%	06/15/2038	800	804,002
New Jersey (State of) Transportation Trust Fund Authority, Series 2014 AA, RB	4.25%	06/15/2044	150	145,323
New Jersey (State of) Transportation Trust Fund Authority, Series 2014 AA, RB	5.00%	06/15/2044	1,000	1,003,091
New Jersey (State of) Transportation Trust Fund Authority, Series 2018 A, Ref. RB	5.00%	12/15/2024	25	25,426
New Jersey (State of) Transportation Trust Fund Authority, Series 2018 A, Ref. RN	5.00%	06/15/2024	1,000	1,010,991

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

204

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey-(continued)
New Jersey (State of) Turnpike Authority, Series 2014 A, RB(a)(b)	5.00%	07/01/2024	$100	$101,407
New Jersey (State of) Turnpike Authority, Series 2014 A, RB	5.00%	01/01/2027	100	101,130
New Jersey (State of) Turnpike Authority, Series 2014 A, RB	5.00%	01/01/2030	125	126,371
New Jersey (State of) Turnpike Authority, Series 2014 A, RB	5.00%	01/01/2033	35	35,359
New Jersey (State of) Turnpike Authority, Series 2014 A, RB	5.00%	01/01/2034	445	449,246
South Jersey Transportation Authority, Series 2014 A, Ref. RB	5.00%	11/01/2039	100	99,993

				8,329,596

New Mexico-0.42%
New Mexico (State of), Series 2021, GO Bonds	5.00%	03/01/2024	600	604,956
New Mexico (State of) (Capital), Series 2017 A, GO Bonds	5.00%	03/01/2024	115	115,950
New Mexico (State of) Finance Authority, Series 2014 B-1, Ref. RB	5.00%	06/15/2027	15	15,185
New Mexico (State of) Severance Tax Permanent Fund, Series 2015 A, RB	5.00%	07/01/2024	25	25,329
New Mexico (State of) Severance Tax Permanent Fund, Series 2016 B, Ref. RB	4.00%	07/01/2024	50	50,257

				811,677

New York-15.82%
Battery Park (City of), NY Authority, Series 2013 A, RB(a)(b)	5.00%	11/01/2023	100	100,245
Erie (County of), NY Industrial Development Agency (The) (City of Buffalo School District), Series 2021, Ref. RB	5.00%	05/01/2024	200	202,256
Erie (County of), NY Industrial Development Agency (The) (City of Buffalo School District), Series 2022, Ref. RB	5.00%	05/01/2024	100	101,128
Long Island (City of), NY Power Authority, Series 2014 A, Ref. RB	5.00%	09/01/2044	55	55,528
Metropolitan Transportation Authority, Series 2005 B, RB, (INS - AMBAC)(c)	5.25%	11/15/2024	200	203,302
Metropolitan Transportation Authority, Series 2014 B, RB	5.25%	11/15/2044	1,355	1,359,405
Metropolitan Transportation Authority, Series 2014 C, RB	5.00%	11/15/2024	100	101,522
Metropolitan Transportation Authority, Subseries 2014 D-1, RB	5.25%	11/15/2044	100	100,579
Metropolitan Transportation Authority (Green Bonds), Series 2017 B-2, RB	5.00%	11/15/2024	15	15,322
Nassau (County of), NY, Series 2014 A, GO Bonds	5.00%	04/01/2024	50	50,491
Nassau (County of), NY, Series 2017 C, Ref. GO Bonds	5.00%	10/01/2024	55	56,002
New York & New Jersey (States of) Port Authority, One Hudred Eighty Four Series 2014, RB	5.00%	09/01/2028	25	25,366
New York & New Jersey (States of) Port Authority, One Hudred Eighty Four Series 2014, RB	5.00%	09/01/2033	100	101,386
New York & New Jersey (States of) Port Authority, One Hudred Eighty Four Series 2014, RB	5.00%	09/01/2039	825	831,879
New York & New Jersey (States of) Port Authority, One Hundred Eighty Nineth Series 2015, Ref. RB	5.00%	05/01/2024	130	131,458
New York & New Jersey (States of) Port Authority, One Hundred Eighty Third Series 2014, RB	4.00%	12/15/2040	155	154,081
New York & New Jersey (States of) Port Authority, One Hundred Ninety Fourth Series 2015, Ref. RB	5.00%	10/15/2024	125	127,389
New York & New Jersey (States of) Port Authority, Two Hundred Ninth Series 2018, Ref. RB	5.00%	07/15/2024	20	20,295
New York (City of), NY, Series 2013 G, GO Bonds	5.00%	08/01/2024	125	125,886
New York (City of), NY, Series 2013 G, GO Bonds	5.00%	08/01/2025	50	50,366
New York (City of), NY, Series 2014 A, Ref. GO Bonds	5.00%	08/01/2024	15	15,237
New York (City of), NY, Series 2014 A, Ref. GO Bonds	5.00%	08/01/2027	40	40,545
New York (City of), NY, Series 2014 A, Ref. GO Bonds	5.00%	08/01/2028	350	354,834
New York (City of), NY, Series 2014 A, Ref. GO Bonds	5.00%	08/01/2029	50	50,695
New York (City of), NY, Series 2014 J, Ref. GO Bonds	5.00%	08/01/2030	1,400	1,419,462
New York (City of), NY, Series 2015 A, Ref. GO Bonds	5.00%	08/01/2024	25	25,395
New York (City of), NY, Series 2015 C, Ref. GO Bonds	5.00%	08/01/2024	145	147,289
New York (City of), NY, Series 2016 C, Ref. GO Bonds	5.00%	08/01/2024	25	25,395
New York (City of), NY, Series 2016 E, Ref. GO Bonds	5.00%	08/01/2024	1,000	1,015,783
New York (City of), NY, Series 2017 1, GO Bonds	5.00%	08/01/2024	55	55,868
New York (City of), NY, Series 2017 A, Ref. GO Bonds	5.00%	08/01/2024	10	10,158
New York (City of), NY, Series 2017 C, Ref. GO Bonds	5.00%	08/01/2024	10	10,158
New York (City of), NY, Series 2017 C, Ref. GO Bonds	5.00%	08/01/2024	20	20,316
New York (City of), NY, Series 2018 A, Ref. GO Bonds	5.00%	08/01/2024	95	96,499
New York (City of), NY, Series 2020 C, GO Bonds	5.00%	08/01/2024	235	238,709
New York (City of), NY, Series 2022 B-1, Ref. GO Bonds	5.00%	08/01/2024	1,000	1,015,783
New York (City of), NY, Subseries 2008 J-4, GO Bonds	5.00%	08/01/2024	60	60,947
New York (City of), NY, Subseries 2014 I-1, GO Bonds	5.00%	03/01/2027	200	201,477
New York (City of), NY, Subseries 2014 I-1, GO Bonds	5.00%	03/01/2036	15	15,090
New York (City of), NY Municipal Water Finance Authority, Series 2014 CC-1, RB	5.00%	06/15/2047	500	502,473

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

205

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (City of), NY Municipal Water Finance Authority, Series 2014 DD, Ref. RB	3.25%	06/15/2028	$10	$10,007
New York (City of), NY Municipal Water Finance Authority, Series 2014 DD, Ref. RB	5.00%	06/15/2028	200	202,445
New York (City of), NY Municipal Water Finance Authority, Series 2014 DD, Ref. RB	5.00%	06/15/2036	65	65,575
New York (City of), NY Municipal Water Finance Authority, Series 2014 EE, Ref. RB	5.00%	06/15/2036	100	100,884
New York (City of), NY Municipal Water Finance Authority, Series 2015 EE, Ref. RB	5.00%	06/15/2028	500	506,111
New York (City of), NY Municipal Water Finance Authority, Series 2015 EE, Ref. RB	5.00%	06/15/2045	10	10,054
New York (City of), NY Municipal Water Finance Authority, Series 2018 AA, Ref. RB	5.00%	06/15/2024	190	192,704
New York (City of), NY Municipal Water Finance Authority, Series 2019 BB-2, RB	5.00%	06/15/2026	1,200	1,224,811
New York (City of), NY Municipal Water Finance Authority, Series 2020 AA, Ref. RB	4.00%	06/15/2024	160	161,058
New York (City of), NY Municipal Water Finance Authority, Series 2020 GG, RB	5.00%	06/15/2026	75	76,551
New York (City of), NY Municipal Water Finance Authority, Series 2022 CC-2, RB	5.00%	06/15/2026	15	15,310
New York (City of), NY Transitional Finance Authority, Series 2014 A-1, RB	5.00%	08/01/2034	1,045	1,056,076
New York (City of), NY Transitional Finance Authority, Series 2014 B-1, RB	5.00%	11/01/2025	30	30,264
New York (City of), NY Transitional Finance Authority, Series 2014 B-1, RB	5.00%	08/01/2029	710	718,538
New York (City of), NY Transitional Finance Authority, Series 2014 B-1, RB	5.00%	08/01/2032	15	15,178
New York (City of), NY Transitional Finance Authority, Series 2014 B-1, RB	5.00%	08/01/2033	170	171,878
New York (City of), NY Transitional Finance Authority, Series 2014 B-1, RB	5.00%	08/01/2036	205	206,681
New York (City of), NY Transitional Finance Authority, Series 2014 B-1, RB	5.00%	08/01/2039	75	75,568
New York (City of), NY Transitional Finance Authority, Series 2014 D1, RB	5.00%	02/01/2038	1,000	1,003,422
New York (City of), NY Transitional Finance Authority, Series 2014 D-1, RB	5.00%	02/01/2031	15	15,080
New York (City of), NY Transitional Finance Authority, Series 2015 C, Ref. RB	5.00%	11/01/2024	65	66,301
New York (City of), NY Transitional Finance Authority, Series 2017 A-1, RB	5.00%	08/01/2024	340	345,305
New York (City of), NY Transitional Finance Authority, Series 2017 C, Ref. RB	5.00%	11/01/2024	80	81,601
New York (City of), NY Transitional Finance Authority, Series 2019 A-1, RB	5.00%	05/01/2024	35	35,395
New York (City of), NY Transitional Finance Authority, Series 2022 B-1, Ref. RB	5.00%	11/01/2024	300	306,003
New York (City of), NY Transitional Finance Authority, Subseries 2014 B-1, RB	5.00%	11/01/2024	200	202,285
New York (City of), NY Transitional Finance Authority, Subseries 2014 B-1, RB	5.00%	11/01/2029	1,370	1,381,895
New York (City of), NY Transitional Finance Authority, Subseries 2014 B-1, RB	5.00%	11/01/2033	50	50,399
New York (City of), NY Transitional Finance Authority, Subseries 2018 A-1, RB	5.00%	08/01/2024	50	50,780
New York (City of), NY Transitional Finance Authority, Subseries 2018 B-1, RB	5.00%	08/01/2024	105	106,638
New York (State of) Dormitory Authority, Series 2014 A, RB(a)(b)	5.00%	02/15/2024	100	100,762
New York (State of) Dormitory Authority, Series 2014 A, RB(a)	5.00%	03/15/2024	25	25,240
New York (State of) Dormitory Authority, Series 2014 A, RB	5.00%	02/15/2028	15	15,096
New York (State of) Dormitory Authority, Series 2014 A, RB	5.00%	03/15/2028	125	125,976
New York (State of) Dormitory Authority, Series 2014 A, RB	5.00%	02/15/2029	350	352,264
New York (State of) Dormitory Authority, Series 2014 A, RB	5.00%	03/15/2030	400	403,041
New York (State of) Dormitory Authority, Series 2014 A, RB	5.00%	03/15/2031	310	312,324
New York (State of) Dormitory Authority, Series 2014 A, RB	5.00%	03/15/2032	210	211,552
New York (State of) Dormitory Authority, Series 2014 A, RB	5.00%	03/15/2033	100	100,729
New York (State of) Dormitory Authority, Series 2014 A, RB	5.00%	03/15/2034	325	327,335
New York (State of) Dormitory Authority, Series 2014 A, RB	5.00%	03/15/2035	95	95,673
New York (State of) Dormitory Authority, Series 2014 C, RB	5.00%	03/15/2029	1,000	1,007,706
New York (State of) Dormitory Authority, Series 2014 C, RB	5.00%	03/15/2030	50	50,380
New York (State of) Dormitory Authority, Series 2014 C, RB	5.00%	03/15/2031	500	503,749
New York (State of) Dormitory Authority, Series 2014 C, RB	5.00%	03/15/2032	15	15,111
New York (State of) Dormitory Authority, Series 2014 C, RB	5.00%	03/15/2033	225	226,640
New York (State of) Dormitory Authority, Series 2016 A, Ref. RB	5.00%	10/01/2024	25	25,408
New York (State of) Dormitory Authority, Series 2017 A, RB(a)	5.00%	03/15/2024	10	10,091
New York (State of) Dormitory Authority, Series 2017 A, Ref. RB(a)	5.00%	02/15/2024	25	25,190
New York (State of) Dormitory Authority, Series 2017 A, Ref. RB	5.00%	07/01/2024	20	20,281
New York (State of) Dormitory Authority, Series 2017 F, Ref. RB	5.00%	10/01/2024	55	55,898
New York (State of) Dormitory Authority, Series 2017 G, Ref. RB	5.00%	10/01/2024	490	499,034
New York (State of) Dormitory Authority, Series 2019 A, Ref. RB(a)	5.00%	03/15/2024	965	973,748
New York (State of) Dormitory Authority (Bidding Group 2), Series 2018 C, Ref. RB(a)	5.00%	03/15/2024	150	151,438
New York (State of) Dormitory Authority (New York University), Series 2015 A, Ref. RB	5.00%	07/01/2024	10	10,146
New York (State of) Dormitory Authority (New York University), Series 2016 A, RB	5.00%	07/01/2024	100	101,464
New York (State of) Thruway Authority, Series 2014 J, RB	5.00%	01/01/2036	300	301,177
New York (State of) Thruway Authority, Series 2014 J, RB	5.00%	01/01/2041	1,440	1,444,074

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

206

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2014, Ref. RB	5.00%	06/15/2024	$25	$25,352
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2014, Ref. RB	5.00%	06/15/2030	505	510,667
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2014, Ref. RB	5.00%	06/15/2031	400	404,489
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2017, Ref. RB	5.00%	06/15/2024	100	101,407
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2022, Ref. RB	5.00%	06/15/2024	50	50,704
New York State Urban Development Corp., Series 2014 A, Ref. RB(a)(b)	5.00%	03/15/2024	95	95,861
New York State Urban Development Corp., Series 2014 A, Ref. RB	5.00%	03/15/2029	150	151,132
New York State Urban Development Corp., Series 2014 A, Ref. RB	5.00%	03/15/2030	200	201,499
New York State Urban Development Corp., Series 2014 A, Ref. RB	5.00%	03/15/2031	200	201,479
New York State Urban Development Corp., Series 2016 A, Ref. RB	5.00%	03/15/2024	275	277,508
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB(a)(b)	3.00%	10/15/2024	10	9,966
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB(a)(b)	4.00%	10/15/2024	20	20,154
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB(a)	5.00%	10/15/2024	330	336,117
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB(a)(b)	5.00%	10/15/2024	440	448,155
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB(a)(b)	5.00%	10/15/2024	150	152,780
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB(a)(b)	5.00%	10/15/2024	285	290,282
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB(a)(b)	5.00%	10/15/2024	100	101,854
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB(a)(b)	5.00%	10/15/2024	1,000	1,018,535
Suffolk (County of), NY, Series 2017 A, Ref. GO Bonds, (INS - AGM)(c)	4.00%	02/01/2024	200	200,524
Triborough Bridge & Tunnel Authority, Series 2016 A, Ref. RB	5.00%	11/15/2024	55	56,087
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2014 A, RB	5.00%	11/15/2044	1,000	1,004,068

				30,870,943

North Carolina-1.46%
Charlotte-Mecklenburg Hospital Authority (The) (Carolinas Health Care Systems), Series 2016, Ref. RB	5.00%	01/15/2024	245	246,277
Guilford (County of), NC, Series 2017, Ref. GO Bonds	5.00%	03/01/2024	25	25,209
Mecklenburg (County of), NC, Series 2010, Ref. GO Bonds	4.00%	02/01/2024	155	155,494
Mecklenburg (County of), NC, Series 2013 A, Ref. GO Bonds	5.00%	12/01/2024	105	107,295
Mecklenburg County Public Facilities Corp., Series 2017, Ref. RB	5.00%	02/01/2024	50	50,347
North Carolina (State of), Series 2014 B, Ref. RB	5.00%	06/01/2024	75	75,920
North Carolina (State of), Series 2014 C, Ref. RB	5.00%	05/01/2024	10	10,109
North Carolina (State of), Series 2016 A, Ref. GO Bonds	5.00%	06/01/2024	100	101,249
North Carolina (State of), Series 2017 B, Ref. RB	5.00%	05/01/2024	25	25,274
North Carolina (State of), Series 2019 B, GO Bonds	5.00%	06/01/2024	10	10,125
North Carolina (State of), Series 2020 A, GO Bonds	5.00%	06/01/2024	100	101,249
North Carolina (State of) Municipal Power Agency No. 1, Series 2015 A, Ref. RB	5.00%	01/01/2024	215	216,003
North Carolina (State of) Turnpike Authority, Series 2020 B, RB(a)	5.00%	02/01/2024	450	452,483
University of North Carolina at Greensboro, Series 2014, RB(a)	4.00%	04/01/2039	60	60,133
Wake (County of), NC, Series 2010 C, Ref. GO Bonds	5.00%	03/01/2024	135	136,167
Wake (County of), NC, Series 2014, GO Bonds	5.00%	09/01/2024	1,000	1,016,987
Wake (County of), NC, Series 2021, RB	5.00%	03/01/2024	60	60,496

				2,850,817

Ohio-1.45%
Allen (County of), OH, Series 2017 A, Ref. RB	5.00%	08/01/2024	50	50,619
American Municipal Power, Inc. (Prairie State Energy Campus), Series 2015 A, Ref. RB	5.00%	02/15/2026	55	55,307
American Municipal Power, Inc. (Prairie State Energy Campus), Series 2019, Ref. RB	5.00%	02/15/2024	185	186,042
Columbus (City of), OH, Series 2014, Ref. RB	5.00%	06/01/2027	115	117,260
Columbus (City of), OH, Series 2017-1, Ref. GO Bonds	5.00%	04/01/2024	100	100,981
Cuyahoga (County of), OH, Series 2020 D, Ref. RB	4.00%	12/01/2024	30	30,182
Franklin (County of), OH Convention Facilities Authority, Series 2014, Ref. RB(a)(b)	5.00%	12/01/2024	195	198,809
Hamilton (County of), OH, Series 2016 A, Ref. RB	5.00%	12/01/2024	100	101,892
Northeast Ohio Regional Sewer District, Series 2014, Ref. RB(a)(b)	5.00%	11/15/2024	100	101,937

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

207

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio-(continued)
Ohio (State of), Series 2014 R, GO Bonds(a)(b)	5.00%	05/01/2024	$335	$338,649
Ohio (State of), Series 2015 A, Ref. GO Bonds	5.00%	09/01/2024	10	10,163
Ohio (State of), Series 2016 A, Ref. GO Bonds	5.00%	12/15/2024	80	81,694
Ohio (State of), Series 2016 S, GO Bonds	5.00%	05/01/2024	65	65,716
Ohio (State of), Series 2017 A, GO Bonds	5.00%	03/15/2030	40	40,321
Ohio (State of), Series 2017 A, GO Bonds	5.00%	03/15/2033	205	206,580
Ohio (State of), Series 2020 B, Ref. GO Bonds	5.00%	08/01/2024	1,000	1,014,887
Ohio (State of), Series 2020 B, Ref. GO Bonds	5.00%	09/15/2024	20	20,339
Ohio (State of) (Garvee), Series 2016 I, RB	5.00%	12/15/2024	5	5,106
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2014, RB	5.00%	12/01/2024	45	45,901
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2016 A, RB	5.00%	06/01/2024	10	10,119
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2016 A, RB	5.00%	12/01/2024	40	40,801

				2,823,305

Oklahoma-0.47%
Canadian (County of), OK Educational Facilities Authority (Mustang Public Schools), Series 2017, RB	4.00%	09/01/2024	15	15,071
Cleveland (County of), OK Educational Facilities Authority (Norman Public Schools), Series 2019, RB	5.00%	06/01/2024	100	101,081
Oklahoma (State of) Capitol Improvement Authority, Series 2014 A, Ref. RB	5.00%	07/01/2026	780	789,448
Oklahoma (State of) Capitol Improvement Authority, Series 2014 A, Ref. RB	5.00%	07/01/2027	10	10,120

				915,720

Oregon-0.95%
Clackamas County School District No. 12 North Clackamas, Series 2014, Ref. GO Bonds(a)(b)	5.00%	06/15/2024	10	10,129
Clackamas County School District No. 12 North Clackamas, Series 2014, Ref. GO Bonds(a)(b)	5.00%	06/15/2024	1,015	1,028,103
Multnomah County School District No. 1, Series 2020, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2024	430	435,554
Oregon (State of) Department of Transportation, Series 2014 A, Ref. RB	5.00%	11/15/2024	25	25,509
Oregon (State of) Department of Transportation, Series 2014 A, Ref. RB(a)(b)	5.00%	11/15/2024	25	25,484
Oregon (State of) Department of Transportation, Series 2015 A, Ref. RB(a)(b)	4.00%	11/15/2024	20	20,167
Oregon (State of) Department of Transportation, Series 2015 A, Ref. RB(a)(b)	5.00%	11/15/2024	35	35,698
Oregon (State of) Department of Transportation, Series 2015 A, Ref. RB(a)(b)	5.00%	11/15/2024	30	30,599
Oregon (State of) Department of Transportation, Series 2015 A, Ref. RB(a)(b)	5.00%	11/15/2024	195	198,892
Washington & Multnomah Counties School District No. 48J Beaverton, Series 2014, GO Bonds(a)(b)	5.00%	06/15/2024	35	35,438

				1,845,573

Pennsylvania-3.49%
Commonwealth Financing Authority, Series 2015 B-1, Ref. RB, (INS - AGM)(c)	5.00%	06/01/2024	60	60,644
Delaware (State of) River Port Authority, Series 2013, RB(a)(b)	5.00%	01/01/2024	1,000	1,005,152
Erie (City & County of), PA Water Authority, Series 2014, Ref. RB(a)(b)	5.00%	12/01/2024	125	127,442
Pennsylvania (Commonwealth of), First Series 2015, GO Bonds	5.00%	03/15/2024	150	151,313
Pennsylvania (Commonwealth of), First Series 2015, Ref. GO Bonds	5.00%	08/15/2024	1,000	1,015,640
Pennsylvania (Commonwealth of), First Series 2016, Ref. GO Bonds	5.00%	09/15/2024	100	101,706
Pennsylvania (Commonwealth of), Second Series 2013, GO Bonds	5.00%	10/15/2024	90	90,164
Pennsylvania (Commonwealth of), Second Series 2016, GO Bonds	5.00%	09/15/2024	175	177,985
Pennsylvania (Commonwealth of) Economic Development Financing Authority (UPMC), Series 2014 A, RB	4.00%	02/01/2040	1,000	941,293
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (University of Pennsylvania Health System), Series 2016 C, Ref. RB	5.00%	08/15/2024	65	65,883
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2014 B, RB	5.25%	12/01/2039	325	327,367
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2014 C, RB(a)	5.00%	12/01/2039	1,275	1,293,046
Philadelphia (City of), PA, Series 2015 A, RB(a)(b)	5.00%	07/01/2024	200	202,650
Philadelphia (City of), PA, Series 2016, Ref. RB	5.00%	10/01/2024	150	152,527
Philadelphia (City of), PA, Series 2019 A, Ref. GO Bonds	5.00%	08/01/2024	100	101,283
Philadelphia (City of), PA Authority for Industrial Development (Children’s Hospital of Philadelphia), Series 2014 A, RB(a)(b)	4.00%	07/01/2024	1,000	1,004,005

				6,818,100

Rhode Island-0.04%
Rhode Island (State of), Series 2014 D, Ref. GO Bonds	5.00%	08/01/2024	75	76,123

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

208

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina-0.23%
Charleston Educational Excellence Finance Corp. (Charleston County School), Series 2013, Ref. RB(a)(b)	5.00%	12/01/2023	$40	$40,161
Horry County School District, Series 2016, GO Bonds	5.00%	03/01/2024	50	50,384
Piedmont Municipal Power Agency, Series 2017 B, Ref. RB	5.00%	01/01/2024	30	30,132
South Carolina (State of) Public Service Authority, Series 2014 C, Ref. RB	5.00%	12/01/2024	50	50,764
South Carolina (State of) Public Service Authority, Series 2014 C, Ref. RB	5.00%	12/01/2026	130	131,603
South Carolina (State of) Public Service Authority, Series 2014 C, Ref. RB	5.00%	12/01/2028	30	30,318
South Carolina (State of) Public Service Authority, Series 2014 C, Ref. RB	5.00%	12/01/2030	100	101,089
South Carolina (State of) Transportation Infrastructure Bank, Series 2015 A, Ref. RB	5.00%	10/01/2024	10	10,163

				444,614

South Dakota-0.03%
South Dakota (State of) Health & Educational Facilities Authority (Avera Health), Series 2014, RB	4.13%	07/01/2041	5	4,743
South Dakota (State of) Health & Educational Facilities Authority (Sanford Obligated Group), Series 2014 B, RB	4.00%	11/01/2044	55	50,716

				55,459

Tennessee-0.13%
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2013, Ref. GO Bonds	5.00%	07/01/2024	25	25,019
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2015 C, GO Bonds	4.00%	07/01/2024	50	50,293
Shelby (County of), TN, Series 2012 A, Ref. GO Bonds	5.00%	03/01/2024	80	80,676
Tennessee (State of) School Bond Authority, Series 2014, Ref. RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	11/01/2024	50	50,966
Tennessee (State of) School Bond Authority, Series 2015 B, RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	11/01/2024	55	56,063

				263,017

Texas-11.14%
Allen Independent School District, Series 2022, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2024	135	135,999
Arlington Higher Education Finance Corp. (Lifeschool Dallas), Series 2014 A, RB(a)(b)	5.00%	08/15/2024	250	253,346
Austin (City of), TX, Series 2015, Ref. GO Bonds	5.00%	09/01/2024	35	35,577
Austin (City of), TX, Series 2017, Ref. RB	5.00%	11/15/2024	5	5,101
Austin Independent School District, Series 2023, GO Bonds	5.00%	08/01/2024	1,000	1,014,797
Bexar (County of), TX, Series 2014, Ctfs. of Obligation(a)(b)	5.00%	06/15/2024	1,000	1,013,527
Bexar (County of), TX (Flood Control Tax), Series 2014, Ref. GO Bonds(a)(b)	5.00%	06/15/2024	85	86,065
Bexar (County of), TX (Venue), Series 2015, Ref. RB(a)(b)	4.00%	08/15/2024	1,200	1,206,682
Board of Regents of the University of Texas System, Series 2010 B, Ref. RB	5.00%	08/15/2024	10	10,157
Board of Regents of the University of Texas System, Series 2016 D, RB	5.00%	08/15/2024	25	25,382
Board of Regents of the University of Texas System, Series 2016 I, Ref. RB	5.00%	08/15/2024	35	35,534
Board of Regents of the University of Texas System, Series 2016 J, RB	5.00%	08/15/2024	50	50,763
Board of Regents of the University of Texas System, Series 2017 C, Ref. RB	5.00%	08/15/2024	35	35,534
Camino Real Regional Mobility Authority, Series 2014, RB	4.00%	06/01/2039	65	61,465
Camino Real Regional Mobility Authority, Series 2014, RB	4.00%	06/01/2044	200	183,385
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2020 A, Ref. RB	5.00%	11/01/2024	500	508,237
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2021 B, Ref. RB	5.00%	11/01/2024	425	431,615
Dallas (City of), TX, Series 2014, Ref. GO Bonds	5.00%	02/15/2024	100	100,740
Dallas (City of), TX, Series 2014, Ref. GO Bonds	5.00%	02/15/2026	540	543,209
Dallas (City of), TX, Series 2014, Ref. GO Bonds	5.00%	02/15/2027	125	125,786
Dallas (City of), TX Area Rapid Transit, Series 2014 A, Ref. RB(a)(b)	5.00%	12/01/2024	30	30,586
Dallas (City of), TX Area Rapid Transit, Series 2014 A, Ref. RB(a)(b)	5.00%	12/01/2024	45	45,879
Dallas (City of), TX Area Rapid Transit, Series 2014 A, Ref. RB(a)(b)	5.00%	12/01/2024	65	66,270
Dallas (City of), TX Area Rapid Transit, Series 2019, Ref. RB	5.00%	12/01/2024	120	122,300
Dallas (City of), TX Independent School District, Series 2014 A, Ref. GO Bonds(a)(b)	4.00%	08/15/2024	35	35,195
Dallas (City of), TX Independent School District, Series 2014 A, Ref. GO Bonds(a)(b)	5.00%	08/15/2024	40	40,591
Dallas (City of), TX Independent School District, Series 2014 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2024	40	40,648
Dallas (City of), TX Independent School District, Series 2016 A, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2024	125	125,958

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

209

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Dallas (City of), TX Independent School District, Series 2023, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2024	$1,000	$1,007,662
Denton Independent School District, Series 2014 A, GO Bonds(a)(b)	5.00%	08/15/2024	100	101,478
Fort Worth Independent School District, Series 2016, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2024	25	25,185
Goose Creek Consolidated Independent School District, Series 2014 C, Ref. GO Bonds(a)(b)	5.00%	02/15/2024	30	30,209
Harris (County of) & Houston (City of), TX Sports Authority, Series 2014 A, Ref. RB	5.00%	11/15/2030	1,000	1,013,656
Harris (County of), TX, Series 2016 A, Ref. RB	5.00%	08/15/2024	165	167,642
Harris (County of), TX, Series 2020 A, Ref. GO Bonds	5.00%	10/01/2024	960	976,682
Houston (City of), TX, Series 2014 C, Ref. RB	5.00%	05/15/2026	55	55,574
Houston (City of), TX, Series 2014 D, Ref. RB	5.00%	11/15/2024	35	35,671
Houston (City of), TX, Series 2014 D, Ref. RB	5.00%	11/15/2028	55	56,068
Houston (City of), TX, Series 2016 B, Ref. RB	5.00%	11/15/2024	45	45,863
Houston (City of), TX, Series 2017 B, Ref. RB	5.00%	11/15/2024	40	40,767
Houston (City of), TX, Series 2021 A, GO Bonds	5.00%	03/01/2024	1,010	1,017,901
Houston Independent School District, Series 2014, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2030	1,000	1,002,655
Houston Independent School District, Series 2014, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2033	10	10,019
Houston Independent School District, Series 2016 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2024	15	15,110
Houston Independent School District, Series 2017, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2024	105	105,767
Irving Independent School District, Series 2015 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2024	50	50,354
Lone Star College System, Series 2015 B, Ref. GO Bonds	5.00%	02/15/2024	100	100,704
Mansfield Independent School District, Series 2014, GO Bonds(a)(b)	4.00%	02/15/2024	10	10,028
North Texas Tollway Authority, Series 2014 B, Ref. RB	5.00%	01/01/2031	500	501,656
North Texas Tollway Authority, Series 2014, Ref. RB	5.00%	01/01/2024	500	502,479
North Texas Tollway Authority, Series 2016 A, Ref. RB	5.00%	01/01/2024	125	125,644
North Texas Tollway Authority, Series 2019 B, Ref. RB	5.00%	01/01/2024	730	733,501
Permanent University Fund - University of Texas System, Series 2014 B, Ref. RB(a)(b)	4.00%	07/01/2024	150	150,843
Permanent University Fund - University of Texas System, Series 2014 B, Ref. RB	5.00%	07/01/2024	15	15,211
Plano Independent School District, Series 2016 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2024	135	136,028
Plano Independent School District, Series 2023, GO Bonds	5.00%	02/15/2024	250	251,794
San Antonio (City of), TX, Series 2012, Ref. RB	5.25%	02/01/2024	165	166,175
San Antonio (City of), TX, Series 2014, RB	5.00%	02/01/2039	600	601,643
San Antonio (City of), TX, Series 2014, RB	5.00%	02/01/2044	1,000	1,002,097
San Antonio (City of), TX, Series 2015, Ref. RB	5.00%	02/01/2024	70	70,448
San Antonio Independent School District, Series 2022, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2024	200	203,147
Tarrant County Cultural Education Facilities Finance Corp., Series 2016 A, Ref. RB	5.00%	02/15/2024	150	150,944
Texas (State of), Series 2014 A, Ref. GO Bonds(a)(b)	5.00%	10/01/2024	370	376,038
Texas (State of), Series 2014 A, Ref. GO Bonds(a)(b)	5.00%	10/01/2024	1,100	1,117,950
Texas (State of), Series 2014 A, Ref. GO Bonds(a)(b)	5.00%	10/01/2024	1,000	1,016,319
Texas (State of), Series 2014, GO Bonds(a)(b)	5.00%	04/01/2024	285	287,634
Texas (State of), Series 2014, GO Bonds(a)(b)	5.00%	04/01/2024	100	100,924
Texas (State of), Series 2014, GO Bonds(a)(b)	5.00%	04/01/2024	65	65,601
Texas (State of), Series 2014, GO Bonds	5.00%	04/01/2026	20	20,176
Texas (State of), Series 2014, Ref. GO Bonds(a)(b)	4.00%	04/01/2024	90	90,326
Texas (State of), Series 2014, Ref. GO Bonds(a)(b)	5.00%	04/01/2024	90	90,832
Texas (State of), Series 2014, Ref. GO Bonds(a)(b)	5.00%	04/01/2024	110	111,017
Texas (State of), Series 2014, Ref. GO Bonds(a)(b)	5.00%	04/01/2024	30	30,277
Texas (State of), Series 2018 A, Ref. GO Bonds	5.00%	10/01/2024	10	10,184
Texas (State of) (Water Financial Assistance), Subseries 2018 B-3, Ref. GO Bonds	5.00%	08/01/2024	30	30,465
Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2015 C, Ref. RB	5.00%	08/15/2031	100	100,645
Texas (State of) Transportation Commission State Highway Fund, Series 2014 A, Ref. RB	5.00%	04/01/2024	435	439,095

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

210

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Texas (State of) Transportation Commission State Highway Fund, Series 2014 A, Ref. RB(a)(b)	5.00%	04/01/2024	$150	$151,344
Texas (State of) Transportation Commission State Highway Fund, Series 2015, Ref. RB	5.00%	10/01/2024	75	76,375
Texas (State of) Transportation Commission State Highway Fund, Series 2016 A, RB	5.00%	10/01/2024	20	20,354
Texas (State of) Water Development Board, Series 2017 A, RB	5.00%	04/15/2024	35	35,326
Texas (State of) Water Development Board, Series 2018 B, RB	5.00%	10/15/2024	225	228,832
United Independent School District, Series 2014, GO Bonds(a)(b)	5.00%	08/15/2024	50	50,739
University of Houston, Series 2017 A, Ref. RB	5.00%	02/15/2024	275	276,852
White Settlement Independent School District, Series 2014, Ref. GO Bonds(a)(b)	5.00%	08/15/2024	45	45,602
White Settlement Independent School District, Series 2014, Ref. GO Bonds(a)(b)	5.00%	08/15/2024	110	111,472

				21,735,312

Utah-0.29%
Utah (County of), UT (IHC Health Services, Inc.), Series 2014 A, RB	5.00%	05/15/2045	500	501,775
Utah (State of), Series 2018, GO Bonds	5.00%	07/01/2024	15	15,213
Utah (State of) Transit Authority, Series 2015 A, Ref. RB	5.00%	06/15/2024	40	40,507

				557,495

Virginia-0.61%
Fairfax (County of), VA, Series 2014 B, Ref. GO Bonds	5.00%	10/01/2024	10	10,180
Virginia (Commonwealth of), Series 2013 B, GO Bonds	4.00%	06/01/2024	100	100,050
Virginia (Commonwealth of) College Building Authority, Series 2015 D, RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	02/01/2024	80	80,555
Virginia (Commonwealth of) College Building Authority, Series 2016 A, Ref. RB, (CEP - Colorado Higher Education Intercept Program)	3.00%	09/01/2024	190	189,559
Virginia (Commonwealth of) College Building Authority (21st Century College and Equipment Programs), Series 2017 E, Ref. RB	5.00%	02/01/2024	10	10,069
Virginia (Commonwealth of) College Building Authority (21st Century College and Equipment Programs), Series 2020, RB	5.00%	02/01/2024	185	186,283
Virginia (Commonwealth of) Public Building Authority, Series 2014 C, Ref. RB	5.00%	08/01/2024	500	507,622
Virginia (Commonwealth of) Public School Authority, Series 2014 B, Ref. RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	08/01/2024	20	20,307
Virginia (Commonwealth of) Transportation Board, Series 2017 A, Ref. RB	5.00%	05/15/2024	35	35,408
Virginia (Commonwealth of) Transportation Board (Garvee), Series 2017, Ref. RB	5.00%	03/15/2024	35	35,317
Virginia (Commonwealth of) Transportation Board (Garvee), Series 2017, Ref. RB	5.00%	09/15/2024	10	10,177

				1,185,527

Washington-2.58%
Energy Northwest, Series 2018 A, Ref. RB	5.00%	07/01/2024	80	81,099
Energy Northwest (Columbia Generating Station), Series 2014 A, Ref. RB	5.00%	07/01/2024	400	405,496
Energy Northwest (No. 1), Series 2014 C, Ref. RB	5.00%	07/01/2026	1,000	1,012,845
Energy Northwest (No. 1), Series 2014 C, Ref. RB	5.00%	07/01/2027	150	151,890
Seattle (City of), WA, Series 2015, Ref. RB	5.00%	05/01/2024	150	151,683
Seattle (Port of), WA, Series 2015 A, RB	5.00%	04/01/2040	500	502,999
Snohomish County School District No. 201 Snohomish, Series 2016, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2024	200	204,200
Washington (State of), Series 2014 B, Ref. GO Bonds	5.00%	07/01/2024	30	30,420
Washington (State of), Series 2014 D, GO Bonds	5.00%	02/01/2028	200	201,249
Washington (State of), Series 2014 D, GO Bonds	5.00%	02/01/2031	150	150,925
Washington (State of), Series 2014 D, GO Bonds	5.00%	02/01/2039	100	100,407
Washington (State of), Series 2014 R, Ref. GO Bonds	4.00%	07/01/2026	45	45,162
Washington (State of), Series 2015 A-1, GO Bonds	5.00%	08/01/2024	175	177,699
Washington (State of), Series 2015 R, Ref. GO Bonds	5.00%	07/01/2024	20	20,280
Washington (State of), Series 2017 D, Ref. GO Bonds	5.00%	08/01/2024	1,400	1,421,594
Washington (State of), Series 2017 R, Ref. GO Bonds	5.00%	08/01/2024	190	192,931
Washington (State of) Health Care Facilities Authority (Providence Health & Services), Series 2014 D, Ref. RB	5.00%	10/01/2038	155	155,185
Washington (State of) Health Care Facilities Authority (Providence Health & Services), Series 2014 D, Ref. RB	5.00%	10/01/2041	25	25,019

				5,031,083

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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	Interest Rate	Maturity Date	Principal Amount (000)	Value
West Virginia-0.14%
West Virginia (State of) Commissioner of Highways (Surface Transportation), Series 2017 A, RB	5.00%	09/01/2024	$10	$10,165
West Virginia University, Series 2014 A, RB(a)(b)	5.00%	10/01/2024	250	254,344

				264,509

Wisconsin-1.25%
Wisconsin (State of), Series 2015 C, GO Bonds(a)(b)	5.00%	05/01/2024	1,000	1,010,566
Wisconsin (State of), Series 2016 2, Ref. GO Bonds	5.00%	11/01/2024	25	25,486
Wisconsin (State of), Series 2016 D, GO Bonds	4.00%	05/01/2026	20	20,089
Wisconsin (State of), Series 2016-1, Ref. GO Bonds	5.00%	11/01/2024	50	50,972
Wisconsin (State of), Series 2017 2, Ref. GO Bonds	5.00%	11/01/2024	1,000	1,019,437
Wisconsin (State of) Department of Transportation, Series 2017 1, Ref. RB	5.00%	07/01/2024	70	70,973
Wisconsin (State of) Health & Educational Facilities Authority (Hospital Sisters Services, Inc.), Series 2014, Ref. RB	5.00%	11/15/2029	235	237,870

				2,435,393

TOTAL INVESTMENTS IN SECURITIES(d)-98.36% (Cost $193,741,852)				191,879,918
OTHER ASSETS LESS LIABILITIES-1.64%				3,205,980

NET ASSETS-100.00%				$195,085,898

Investment Abbreviations:
AGM	-Assured Guaranty Municipal Corp.
AMBAC	-American Municipal Bond Assurance Corp.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
Ctfs.	-Certificates
GO	-General Obligation
INS	-Insurer
RB	-Revenue Bonds
Ref.	-Refunding
RN	-Revenue Notes
Wts.	-Warrants

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.70%
Alabama-0.42%
Alabama (State of), Series 2014 A, Ref. GO Bonds	5.00%	08/01/2025	$285	$288,959
Alabama (State of) Public School & College Authority (Social Bonds), Series 2020 A, Ref. RB	5.00%	11/01/2025	200	207,412
Birmingham (City of), AL, Series 2015 A-1, GO Bonds(a)(b)	5.00%	09/01/2025	200	206,730

				703,101

Alaska-0.12%
Alaska (State of) International Airports System, Series 2016 A, Ref. RB	5.00%	10/01/2031	100	102,760
Matanuska-Susitna (Borough of), AK, Series 2015, Ref. RB	5.00%	09/01/2032	100	102,414

				205,174

Arizona-1.23%
Arizona (State of), Series 2019 A, Ref. COP(a)	5.00%	10/01/2025	100	103,017
Arizona (State of) Industrial Development Authority (Equitable School Revolving Fund), Series 2022 A, RB	4.00%	11/01/2027	25	25,168
Arizona (State of) Sports & Tourism Authority, Series 2022, Ref. RB, (INS - BAM)(c)	5.00%	07/01/2025	100	102,565
Arizona (State of) Transportation Board (Maricopa County Regional Area Road Fund), Series 2016, Ref. RB	5.00%	07/01/2025	200	206,382
Arizona State University, Series 2015 D, RB	5.00%	07/01/2041	25	25,427
Arizona State University, Series 2015 D, RB	5.00%	07/01/2046	125	127,048
Lake Havasu (Ciity of), AZ, Series 2015 B, Ref. RB, (INS - AGM)(c)	5.00%	07/01/2040	15	15,278
Mesa (City of), AZ, Series 2017, Ref. RB	4.00%	07/01/2025	75	76,103
Phoenix (City of), AZ, Series 2014, Ref. GO Bonds	4.00%	07/01/2025	15	15,100
Phoenix (City of), AZ, Series 2016, Ref. GO Bonds	5.00%	07/01/2025	40	41,276
Phoenix Civic Improvement Corp., Series 2015 B, Ref. RB	5.00%	07/01/2034	110	113,088
Phoenix Civic Improvement Corp., Series 2017 D, Ref. RB	5.00%	07/01/2025	130	133,775
Phoenix Civic Improvement Corp., Series 2017, Ref. RB	5.00%	07/01/2025	40	41,276
Phoenix Civic Improvement Corp., Series 2021 B, Ref. RB	5.00%	07/01/2025	65	67,074
Pima (County of), AZ, Series 2016, Ref. RB	5.00%	07/01/2025	30	30,952
Pima (County of), AZ, Series 2016, Ref. RB(a)	5.00%	07/01/2025	10	10,280
Salt River Project Agricultural Improvement & Power District, Series 2015 A, Ref. RB	5.00%	12/01/2032	205	210,597
Salt River Project Agricultural Improvement & Power District, Series 2015 A, Ref. RB(a)	5.00%	12/01/2045	605	620,075
Salt River Project Agricultural Improvement & Power District, Series 2016 A, Ref. RB	5.00%	01/01/2025	55	56,250
Salt River Project Agricultural Improvement & Power District, Series 2017, Ref. RB	5.00%	01/01/2025	25	25,568

				2,046,299

Arkansas-0.02%
Arkansas (State of), Series 2015, Ref. GO Bonds	4.00%	06/01/2025	25	25,135

California-17.28%
Alameda Unified School District (Election of 2014), Series 2015 A, GO Bonds	5.00%	08/01/2039	30	30,774
Anaheim (City of), CA Housing & Public Improvements Authority, Series 2020 C, Ref. RB	5.00%	10/01/2045	50	50,985
Antelope Valley Community College District, Series 2015, Ref. GO Bonds(a)(b)	5.00%	02/15/2025	125	128,362
Bay Area Toll Authority (San Francisco Bay Area), Series 2023 F-1, RB	5.00%	04/01/2025	1,000	1,030,485
Beaumont (City of), CA Public Improvement Authority, Series 2018 A, RB, (INS - AGM)(c)	5.00%	09/01/2049	100	104,634
California (State of), Series 2013, Ref. GO Bonds	3.00%	02/01/2025	100	99,984
California (State of), Series 2014, Ref. GO Bonds	5.00%	11/01/2025	1,000	1,018,638
California (State of), Series 2015 B, Ref. GO Bonds	5.00%	09/01/2025	50	51,947
California (State of), Series 2015 C, Ref. GO Bonds	5.00%	09/01/2028	865	898,815
California (State of), Series 2015 C, Ref. GO Bonds	3.00%	09/01/2029	65	63,937
California (State of), Series 2015 C, Ref. GO Bonds	5.00%	08/01/2030	80	82,007
California (State of), Series 2015 C, Ref. GO Bonds	5.00%	09/01/2030	60	62,114
California (State of), Series 2015 C, Ref. GO Bonds	5.00%	08/01/2031	100	102,530
California (State of), Series 2015 C, Ref. GO Bonds	5.00%	09/01/2032	75	77,637
California (State of), Series 2015 C, Ref. GO Bonds	3.38%	09/01/2033	50	49,732
California (State of), Series 2015 C, Ref. GO Bonds	5.00%	09/01/2034	175	180,840

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of), Series 2015, GO Bonds	5.00%	03/01/2027	$100	$102,879
California (State of), Series 2015, GO Bonds	5.00%	03/01/2045	325	331,322
California (State of), Series 2015, GO Bonds	5.00%	08/01/2045	815	835,116
California (State of), Series 2015, Ref. GO Bonds	5.00%	03/01/2027	360	370,364
California (State of), Series 2015, Ref. GO Bonds	5.00%	08/01/2027	150	155,617
California (State of), Series 2015, Ref. GO Bonds	5.00%	03/01/2028	200	205,789
California (State of), Series 2015, Ref. GO Bonds	3.00%	03/01/2029	225	221,667
California (State of), Series 2015, Ref. GO Bonds	5.00%	08/01/2029	100	103,555
California (State of), Series 2015, Ref. GO Bonds	5.00%	08/01/2033	55	56,847
California (State of), Series 2015, Ref. GO Bonds	5.00%	08/01/2034	750	774,048
California (State of), Series 2015, Ref. GO Bonds	5.00%	08/01/2035	1,150	1,183,977
California (State of), Series 2016, Ref. GO Bonds	5.00%	09/01/2025	50	51,947
California (State of), Series 2017, Ref. GO Bonds	5.00%	08/01/2025	155	160,768
California (State of), Series 2018, Ref. GO Bonds	5.00%	10/01/2025	650	674,893
California (State of), Series 2020, GO Bonds	5.00%	11/01/2025	250	260,008
California (State of), Series 2020, GO Bonds	4.00%	11/01/2050	30	29,310
California (State of), Series 2021, Ref. GO Bonds	5.00%	10/01/2025	725	752,766
California (State of), Series 2021, Ref. GO Bonds	5.00%	12/01/2025	410	427,135
California (State of), Series 2022, GO Bonds	5.00%	09/01/2025	1,090	1,130,729
California (State of) (Bid Group B), Series 2020, Ref. GO Bonds	5.00%	11/01/2025	1,000	1,040,031
California (State of) Department of Water Resources (Central Valley), Series 2014 AS, RB	5.00%	12/01/2025	20	20,444
California (State of) Department of Water Resources (Central Valley), Series 2020 BB, Ref. RB	5.00%	12/01/2025	50	52,079
California (State of) Educational Facilities Authority (University of Southern California), Series 2015 A, Ref. RB(a)	5.00%	10/01/2025	100	104,014
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center), Series 2015, Ref. RB	5.00%	11/15/2029	500	519,482
California (State of) Health Facilities Financing Authority (Stanford Health Care), Series 2015 A, RB	5.00%	08/15/2054	500	508,406
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2015 A, Ref. RB(a)(b)	5.00%	08/15/2025	100	103,777
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2016 A, RB(a)(b)	3.25%	11/15/2025	40	40,257
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2016 A, RB(a)(b)	5.00%	11/15/2025	20	20,879
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2016 A, RB(a)(b)	5.00%	11/15/2025	230	240,114
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2016 A, RB(a)(b)	5.00%	11/15/2025	500	521,987
California (State of) Infrastructure & Economic Development Bank (Bay Area Toll Bridges), Series 2003 A, RB(a)	5.00%	07/01/2025	120	124,109
California (State of) Municipal Finance Authority (Community Medical Centers), Series 2015 A, Ref. RB(a)(b)	5.00%	02/01/2025	200	205,235
California (State of) Municipal Finance Authority (Community Medical Centers), Series 2015 A, Ref. RB(a)(b)	5.00%	02/01/2025	60	61,570
California (State of) Public Works Board, Series 2015 F, Ref. RB	5.00%	05/01/2027	150	154,706
California (State of) Public Works Board, Series 2017 B, Ref. RB	5.00%	10/01/2025	125	129,889
California (State of) Public Works Board (Vaious Capital), Series 2023 B, Ref. RB	5.00%	12/01/2025	300	312,802
California State University, Series 2015 A, Ref. RB	5.00%	11/01/2027	100	104,211
California State University, Series 2015 A, Ref. RB	5.00%	11/01/2031	150	155,895
California State University, Series 2015 A, Ref. RB	5.00%	11/01/2038	1,000	1,030,501
California State University, Series 2015 A, Ref. RB	5.00%	11/01/2043	660	676,301
California State University, Series 2015 A, Ref. RB	5.00%	11/01/2047	50	51,165
Chino Basin Regional Financing Authority, Series 2020 B, RN	4.00%	11/01/2025	200	203,246
Coronado Community Development Agency Successor Agency, Series 2018 A, Ref. RB	5.00%	09/01/2033	100	82,692
East Bay Municipal Utility District, Series 2015 A, Ref. RB	5.00%	06/01/2029	50	51,809
Long Beach (City of), CA, Series 2020, Ref. RB	5.00%	05/15/2025	30	30,968
Los Angeles (City of), CA Department of Airports, Series 2015 C, Ref. RB	5.00%	05/15/2038	75	76,950
Los Angeles (City of), CA Department of Water & Power, Series 2015 A, Ref. RB	5.00%	07/01/2028	65	66,723
Los Angeles (City of), CA Department of Water & Power, Series 2015 A, Ref. RB	5.00%	07/01/2029	45	46,174
Los Angeles (City of), CA Department of Water & Power, Series 2015 A, Ref. RB	5.00%	07/01/2035	40	40,954
Los Angeles (City of), CA Department of Water & Power, Series 2022 C, Ref. RB	5.00%	07/01/2025	1,000	1,034,965
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2020 A, RB	5.00%	06/01/2025	215	222,307
Los Angeles (County of), CA Public Works Financing Authority, Series 2016 D, RB	5.00%	12/01/2045	200	204,996
Los Angeles (County of), CA Sanitation Districts Financing Authority (Capital), Series 2015 A, Ref. RB	5.00%	10/01/2034	400	414,755

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Los Angeles Community College District (Election of 2016), Series 2022 C-1, GO Bonds	5.00%	08/01/2025	$90	$93,434
Los Angeles Unified School District, Series 2014 C, Ref. GO Bonds	5.00%	07/01/2025	1,020	1,035,726
Los Angeles Unified School District, Series 2016 B, Ref. GO Bonds	5.00%	07/01/2025	40	41,399
Los Angeles Unified School District, Series 2017 A, Ref. GO Bonds	5.00%	07/01/2025	85	87,972
Los Angeles Unified School District (Sustainability Bonds), Series 2023 A, COP	5.00%	10/01/2025	250	258,759
Los Rios Community College District, Series 2021 E, GO Bonds	3.00%	08/01/2025	50	49,745
Metropolitan Water District of Southern California, Series 2015 A, RB(a)(b)	5.00%	07/01/2025	500	518,475
Metropolitan Water District of Southern California, Series 2019 A, Ref. RB	5.00%	07/01/2025	250	258,876
Municipal Improvement Corp. of Los Angeles (Real Property), Series 2016 B, Ref. RB	5.00%	11/01/2025	100	104,003
Orange (County of), CA Local Transportation Authority, Series 2019, RB	5.00%	02/15/2025	40	41,055
Orange (County of), CA Water District, Series 2021 A, COP	4.00%	02/15/2025	50	50,615
Peralta Community College District, Series 2016 A, Ref. GO Bonds	4.00%	08/01/2039	20	19,684
Riverside (County of), CA Public Financing Authority (Capital Facilities), Series 2015, RB(a)(b)	4.13%	11/01/2025	105	107,545
Riverside (County of), CA Public Financing Authority (Capital Facilities), Series 2015, RB(a)(b)	5.25%	11/01/2025	80	83,804
Sacramento (City of), CA Municipal Utility District, Series 2022 J, Ref. RB	5.00%	08/15/2025	100	103,840
Sacramento (County of), CA Water Financing Authority, Series 2022 A, RB	4.00%	11/01/2025	165	168,015
San Bernardino (County of), CA (Arrowhead), Series 2019 A, Ref. COP	5.00%	10/01/2025	20	20,770
San Diego (City of), CA Public Facilities Financing Authority, Series 2016 B, Ref. RB	5.00%	08/01/2025	10	10,357
San Diego (County of), CA Water Authority, Series 2015, Ref. RB	5.00%	05/01/2029	100	103,302
San Diego Community College District, Series 2016, Ref. GO Bonds	5.00%	08/01/2025	10	10,366
San Diego Unified School District, Series 2015 R-4, Ref. GO Bonds	5.00%	07/01/2025	120	124,174
San Diego Unified School District, Series 2015 R-4, Ref. GO Bonds	5.00%	07/01/2027	25	25,896
San Diego Unified School District, Series 2015 R-4, Ref. GO Bonds	5.00%	07/01/2028	65	67,311
San Diego Unified School District (Election of 2012), Series 2016 F, GO Bonds	5.00%	07/01/2045	75	76,484
San Francisco (City & County of), CA, Series 2022 R-1, Ref. GO Bonds	5.00%	06/15/2025	10	10,351
San Francisco (City & County of), CA (Moscone Convention Center Expansion), Series 2017 B, COP	5.00%	04/01/2029	25	26,041
San Francisco (City & County of), CA (Moscone Convention Center Expansion), Series 2017 B, COP	3.00%	04/01/2031	115	113,083
San Francisco (City of), CA Public Utilities Commission, Series 2015, Ref. RB	5.00%	11/01/2027	250	257,979
San Francisco Bay Area Rapid Transit District, Series 2015 A, Ref. RB	5.00%	07/01/2025	100	103,371
San Francisco Bay Area Rapid Transit District, Series 2015 A, Ref. RB	5.00%	07/01/2028	115	118,882
San Francisco Bay Area Rapid Transit District (Election of 2004), Series 2015 D, Ref. GO Bonds	5.00%	08/01/2029	65	67,325
San Francisco Bay Area Rapid Transit District (Election of 2004), Series 2015 D, Ref. GO Bonds	4.00%	08/01/2035	150	150,919
San Joaquin Hills Transportation Corridor Agency, Series 2014 A, Ref. RB(a)(b)	5.00%	01/15/2025	1,100	1,128,989
San Jose (City of), CA Redevelopment Agency Successor Agency, Series 2017 B, Ref. RB	5.00%	08/01/2025	100	103,345
San Mateo & Foster (Cities of), CA Public Financing Authority (Clean Water Program), Series 2021 B, RB	5.00%	08/01/2025	115	119,236
San Mateo County Transit District, Series 2015 A, Ref. RB	5.00%	06/01/2029	1,000	1,034,107
Santa Clara (County of), CA Financing Authority, Series 2016 Q, Ref. RB	3.00%	05/15/2034	250	231,295
Santa Clara Valley Transportation Authority, Series 2023 A, Ref. RB	5.00%	04/01/2025	500	515,788
South San Francisco Unified School District (Measure J), Series 2016 C, GO Bonds	4.00%	09/01/2037	25	24,849
University of California, Series 2022 S, Ref. RB	5.00%	05/15/2025	305	314,633
University of California (Limited), Series 2015 I, Ref. RB	5.00%	05/15/2025	30	30,947
University of California (Limited), Series 2015 I, Ref. RB	5.00%	05/15/2029	40	41,279
University of California (Limited), Series 2015 I, Ref. RB	5.00%	05/15/2030	120	123,763
University of California (Limited), Series 2015 I, Ref. RB	5.00%	05/15/2032	60	61,815
University of California (Limited), Series 2015 I, Ref. RB	5.00%	05/15/2040	65	66,360
Ventura County Community College District, Series 2015, Ref. GO Bonds	3.13%	08/01/2031	150	149,445
Yosemite Community College District, Series 2015, Ref. GO Bonds(a)(b)	5.00%	08/01/2025	20	20,756
Yosemite Community College District, Series 2015, Ref. GO Bonds(a)(b)	5.00%	08/01/2025	40	41,511

				28,834,227

Colorado-0.77%
Adams & Weld Counties School District No. 27J Brighton, Series 2015, GO Bonds	5.00%	12/01/2040	10	10,244
Adams (County of), CO , Series 2015, Ref. COP	4.00%	12/01/2045	35	32,441
Adams 12 Five Star Schools, Series 2014, Ref. GO Bonds	5.00%	12/15/2025	25	26,021
Arapahoe County School District No. 5 Cherry Creek, Series 2017, GO Bonds	5.00%	12/15/2031	50	51,864
Arapahoe County School District No. 6 Littleton, Series 2019 A, GO Bonds	5.00%	12/01/2025	25	25,973
Board of Governors of Colorado State University System, Series 2015 A, RB	4.13%	03/01/2055	350	327,434

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado-(continued)
Colorado (State of), Series 2021 A, COP	5.00%	12/15/2025	$80	$82,999
Colorado (State of) Health Facilities Authority (SCL Health System), Series 2019 A, Ref. RB	5.00%	01/01/2025	200	203,816
Colorado (State of) Regional Transportation District, Series 2015, COP	5.00%	06/01/2027	165	169,448
Denver City & County School District No. 1, Series 2014 B, Ref. GO Bonds	5.00%	12/01/2025	150	153,077
University of Colorado, Series 2017 A-2, Ref. RB	5.00%	06/01/2025	190	195,610

				1,278,927

Connecticut-2.82%
Connecticut (State of), Series 2015 A, GO Bonds	5.00%	03/15/2027	200	205,021
Connecticut (State of), Series 2015 A, GO Bonds	5.00%	03/15/2028	210	215,114
Connecticut (State of), Series 2015 B, GO Bonds	5.00%	06/15/2025	50	51,581
Connecticut (State of), Series 2015 F, GO Bonds	5.00%	11/15/2027	135	140,002
Connecticut (State of), Series 2015 F, GO Bonds	3.25%	11/15/2029	200	198,081
Connecticut (State of), Series 2020 A, GO Bonds	5.00%	01/15/2025	1,000	1,023,295
Connecticut (State of), Series 2021 A, GO Bonds	4.00%	01/15/2025	105	106,060
Connecticut (State of), Series 2021 D, RB	5.00%	11/01/2025	1,000	1,036,428
Connecticut (State of), Series 2022 D, Ref. GO Bonds	5.00%	09/15/2025	100	103,400
Connecticut (State of) (Transportation Infrastructure), Series 2014 A, Ref. RB	5.00%	09/01/2025	500	507,619
Connecticut (State of) (Transportation Infrastructure), Series 2015 A, RB	5.00%	08/01/2028	300	309,252
Connecticut (State of) (Transportation Infrastructure), Series 2015 A, RB	5.00%	08/01/2029	80	82,502
Connecticut (State of) (Transportation Infrastructure), Series 2015 A, RB	5.00%	08/01/2033	95	97,730
Connecticut (State of) (Transportation Infrastructure), Series 2015 A, RB	5.00%	08/01/2034	250	256,993
Connecticut (State of) (Transportation Infrastructure), Series 2015 A, RB	5.00%	08/01/2035	40	40,974
Connecticut (State of) (Transportation Infrastructure), Series 2018 A, RB	5.00%	01/01/2025	75	76,617
Connecticut (State of) Health & Educational Facilities Authority (Yale University), Series 2018 A, Ref. RB	5.00%	07/01/2025	250	258,157

				4,708,826

Delaware-0.31%
Delaware (State of), Series 2017 A, Ref. GO Bonds	5.00%	01/01/2025	200	204,572
Delaware (State of), Series 2020 A, GO Bonds	5.00%	01/01/2025	300	306,858

				511,430

District of Columbia-1.13%
District of Columbia, Series 2015 A, GO Bonds	5.00%	06/01/2028	10	10,260
District of Columbia, Series 2015 A, GO Bonds	5.00%	06/01/2029	10	10,256
District of Columbia, Series 2015 A, GO Bonds	5.00%	06/01/2030	100	102,530
District of Columbia, Series 2015 A, GO Bonds	5.00%	06/01/2032	1,000	1,024,280
District of Columbia, Series 2015 A, GO Bonds	5.00%	06/01/2034	50	51,155
District of Columbia, Series 2015 A, GO Bonds	5.00%	06/01/2036	150	153,209
District of Columbia, Series 2015 A, GO Bonds	5.00%	06/01/2038	100	102,021
District of Columbia, Series 2017 D, GO Bonds	5.00%	06/01/2025	5	5,145
District of Columbia, Series 2018 B, Ref. GO Bonds	5.00%	06/01/2025	275	282,978
District of Columbia, Series 2019 A, RB	5.00%	03/01/2025	35	35,875
District of Columbia Water & Sewer Authority, Series 2014 C, Ref. RB	5.00%	10/01/2025	50	50,841
District of Columbia Water & Sewer Authority (Green Bonds), Series 2015 A, RB	5.00%	10/01/2045	60	60,870

				1,889,420

Florida-3.91%
Broward (County of), FL School Board, Series 2015 A, Ref. COP	5.00%	07/01/2025	70	71,858
Broward (County of), FL School Board, Series 2015 B, Ref. COP	5.00%	07/01/2030	165	168,900
Central Florida Expressway Authority, Series 2016 B, Ref. RB	5.00%	07/01/2025	25	25,730
Citizens Property Insurance, Inc., Series 2015 A-1, RB	5.00%	06/01/2025	155	157,716
Florida (State of), Series 2015 E, Ref. GO Bonds	4.00%	06/01/2032	135	136,209
Florida (State of), Series 2016 A, Ref. RB	5.00%	07/01/2025	45	46,339
Florida (State of), Series 2017 A, Ref. RB	5.00%	07/01/2025	505	520,028
Florida (State of) Department of Environmental Protection (FL Forever), Series 2014, Ref. RB	5.00%	07/01/2025	500	506,770
Florida (State of) Department of Environmental Protection (FL Forever), Series 2016 A, Ref. RB	5.00%	07/01/2025	65	66,923
Florida (State of) Department of Transportation, Series 2022 A, Ref. RB	5.00%	07/01/2025	85	87,590

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

216

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida-(continued)
Florida (State of) Municipal Power Agency, Series 2017 A, Ref. RB	5.00%	10/01/2025	$55	$56,682
Florida Keys Aqueduct Authority, Series 2019 A, RB	5.00%	09/01/2049	975	988,859
Florida Keys Aqueduct Authority, Series 2021 B, RB	5.00%	09/01/2025	100	103,345
FSU Financial Assistance, Inc., Series 2015 A, RB	4.25%	10/01/2045	50	46,487
Gainesville (City of), FL, Series 2017 A, RB(a)	5.00%	10/01/2025	10	10,332
Gainesville (City of), FL, Series 2017 A, RB	5.00%	10/01/2025	40	41,328
Hillsborough (County of), FL, Series 2015, RB	3.75%	10/01/2045	200	180,202
Hillsborough (County of), FL, Series 2015, Ref. RB	5.00%	11/01/2025	130	134,488
Jacksonville (City of), FL, Series 2015, Ref. RB	5.00%	10/01/2027	75	77,032
Jacksonville (City of), FL, Series 2015, Ref. RB	5.00%	10/01/2029	30	30,831
Jacksonville (City of), FL, Series 2015, Ref. RB	3.25%	10/01/2032	100	98,019
Lake (County of), FL School Board, Series 2015 B, Ref. COP, (INS - AGM)(c)	5.00%	06/01/2031	100	101,797
Lee (County of), FL, Series 2015, Ref. RB	5.00%	10/01/2033	45	46,198
Miami (City of) & Dade (County of), FL School Board, Series 2015 A, Ref. COP	5.00%	05/01/2025	45	46,211
Miami (City of) & Dade (County of), FL School Board, Series 2015 A, Ref. COP	5.00%	05/01/2028	200	204,086
Miami (City of) & Dade (County of), FL School Board, Series 2015 A, Ref. COP	5.00%	05/01/2030	125	127,473
Miami Beach (City of), FL, Series 2015, RB	4.00%	09/01/2045	260	249,133
Miami Beach (City of), FL, Series 2015, RB	5.00%	09/01/2045	210	210,513
Miami-Dade (County of), FL, Series 2014 B, Ref. RB	5.00%	10/01/2025	665	673,519
Miami-Dade (County of), FL, Series 2017 A, RB	5.00%	10/01/2032	410	420,037
Miami-Dade (County of), FL, Series 2017 A, RB	5.00%	10/01/2034	10	10,225
Miami-Dade (County of), FL, Series 2017 B, Ref. RB	5.00%	10/01/2030	55	56,413
Miami-Dade (County of), FL Educational Facilities Authority (University of Miami), Series 2015 A, Ref. RB	5.00%	04/01/2040	15	15,172
Miami-Dade (County of), FL Educational Facilities Authority (University of Miami), Series 2015 A, Ref. RB	5.00%	04/01/2045	185	186,573
Orange (County of), FL School Board, Series 2015 C, Ref. COP(a)(b)	5.00%	08/01/2025	40	41,323
Orange (County of), FL School Board, Series 2015 C, Ref. COP(a)(b)	5.00%	08/01/2025	35	36,158
Orlando (City of), FL Utilities Commission, Series 2013 A, Ref. RB	5.00%	10/01/2025	85	88,013
Palm Beach (County of), FL Solid Waste Authority, Series 2015, Ref. RB	5.00%	10/01/2028	100	102,423
Palm Beach County School District, Series 2015 D, Ref. COP	5.00%	08/01/2027	40	41,057
Palm Beach County School District, Series 2015 D, Ref. COP	5.00%	08/01/2030	220	225,444
Tampa Bay (City of), FL Water, Series 2016 C, Ref. RB	5.00%	10/01/2025	65	67,198
Volusia (County of), FL Educational Facility Authority, Series 2015 B, RB(a)(b)	5.00%	04/15/2025	15	15,380

				6,520,014

Georgia-2.93%
Atlanta (City of), GA, Series 2014 A, Ref. RB	5.00%	01/01/2025	1,000	1,005,144
Atlanta (City of), GA, Series 2015, Ref. RB(a)(b)	5.00%	05/01/2025	25	25,693
Atlanta (City of), GA, Series 2015, Ref. RB	5.00%	11/01/2025	35	35,895
Atlanta (City of), GA, Series 2015, Ref. RB	5.00%	11/01/2028	700	720,245
Atlanta (City of), GA, Series 2015, Ref. RB	5.00%	11/01/2031	20	20,590
Atlanta (City of), GA, Series 2015, Ref. RB	5.00%	11/01/2040	475	484,134
Forsyth (County of), GA, Series 2019, GO Bonds	5.00%	09/01/2025	60	62,101
Gainesville (City of) & Hall (County of), GA Hospital Authority (Northeast Georgia Health System, Inc.), Series 2014 S, Ref. RB(a)(b)	5.25%	02/15/2025	100	102,683
Gainesville (City of) & Hall (County of), GA Hospital Authority (Northeast Georgia Health System, Inc.), Series 2014 S, Ref. RB(a)(b)	5.50%	02/15/2025	100	103,032
Georgia (State of), Series 2016 C-1, Ref. GO Bonds	4.00%	07/01/2025	140	142,009
Georgia (State of), Series 2017 A-1, GO Bonds	5.00%	02/01/2025	10	10,244
Georgia (State of), Series 2018 A, GO Bonds	5.00%	07/01/2025	50	51,595
Georgia (State of) (Bidding Group 3), Series 2022 C, Ref. GO Bonds	4.00%	07/01/2025	600	608,609
Georgia (State of) (Tranche 1), Series 2015 A, GO Bonds	5.00%	02/01/2027	370	378,420
Georgia (State of) Higher Education Facilities Authority (USG Real Estate Foundation I, LLC), Series 2015, RB	4.13%	06/15/2040	50	46,975
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2015 A, RB	5.00%	07/01/2060	175	174,976
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2015 A, RB	5.50%	07/01/2060	100	100,679
Georgia (State of) Road & Tollway Authority (Garvee), Series 2020, RB	5.00%	06/01/2025	50	51,468

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

217

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia-(continued)
Gwinnett (County of), GA Water & Sewerage Authority, Series 2021, Ref. RB	4.00%	08/01/2025	$500	$507,091
Gwinnett County School District, Series 2015, Ref. GO Bonds	5.00%	02/01/2031	55	56,772
Gwinnett County School District, Series 2015, Ref. GO Bonds	5.00%	02/01/2035	30	30,887
Private Colleges & Universities Authority (Emory University), Series 2020 B, Ref. RB	5.00%	09/01/2025	170	175,953

				4,895,195

Hawaii-1.08%
Hawaii (State of), Series 2015 EZ, Ref. GO Bonds(a)(b)	5.00%	10/01/2025	150	155,134
Hawaii (State of), Series 2016 FE, Ref. GO Bonds	5.00%	10/01/2025	130	134,634
Hawaii (State of), Series 2017 FN, Ref. GO Bonds	5.00%	10/01/2025	20	20,713
Honolulu (City & County of), HI, Series 2015 A, GO Bonds	5.00%	10/01/2038	50	51,054
Honolulu (City & County of), HI, Series 2015 B, Ref. GO Bonds	5.00%	10/01/2027	250	259,001
Honolulu (City & County of), HI, Series 2015 B, Ref. GO Bonds	5.00%	10/01/2028	195	201,822
Honolulu (City & County of), HI, Series 2015 B, Ref. GO Bonds	5.00%	10/01/2029	110	113,826
Honolulu (City & County of), HI, Series 2015 B, Ref. GO Bonds	5.00%	10/01/2030	75	77,532
Honolulu (City & County of), HI, Series 2015 B, Ref. RB(a)(b)	5.00%	07/01/2025	15	15,460
Honolulu (City & County of), HI, Series 2015 B, Ref. RB(a)(b)	5.00%	07/01/2025	5	5,153
Honolulu (City & County of), HI, Series 2015 C, Ref. GO Bonds	5.00%	10/01/2027	400	414,401
Honolulu (City & County of), HI, Series 2015 C, Ref. GO Bonds	5.00%	10/01/2029	30	31,043
Honolulu (City & County of), HI, Series 2015 C, Ref. GO Bonds	4.00%	10/01/2032	50	50,480
Honolulu (City & County of), HI, Series 2015, Ref. RB	3.50%	07/01/2033	75	74,878
Honolulu (City & County of), HI (Honolulu Rail Transit), Series 2020 B, Ref. GO Bonds	5.00%	03/01/2025	200	204,886

				1,810,017

Illinois-6.04%
Bolingbrook (Village of), IL, Series 2014, Ref. GO Bonds, (INS - AGM)(c)	4.00%	01/01/2038	105	102,425
Chicago (City of), IL, Series 2004, Ref. RB	5.00%	11/01/2025	300	308,404
Chicago (City of), IL, Series 2005 D, Ref. GO Bonds	5.50%	01/01/2040	105	106,184
Chicago (City of), IL (O’Hare International Airport), Series 2015 B, Ref. RB	5.00%	01/01/2029	25	25,402
Chicago (City of), IL (O’Hare International Airport), Series 2015 B, Ref. RB	5.00%	01/01/2030	25	25,389
Chicago (City of), IL (O’Hare International Airport), Series 2015 B, Ref. RB	5.00%	01/01/2031	725	735,958
Chicago (City of), IL (O’Hare International Airport), Series 2015 B, Ref. RB	5.00%	01/01/2032	235	238,564
Chicago (City of), IL (O’Hare International Airport), Series 2015 B, Ref. RB	5.00%	01/01/2033	135	137,021
Chicago (City of), IL (O’Hare International Airport), Series 2016 C, Ref. RB	5.00%	01/01/2025	25	25,474
Chicago (City of), IL Metropolitan Water Reclamation District, Series 2016 A, Ref. GO Bonds	5.00%	12/01/2025	1,020	1,055,235
Cook (County of), IL, Series 2021 A, Ref. GO Bonds	5.00%	11/15/2025	50	51,517
Cook (County of), IL, Series 2022 A, Ref. GO Bonds	5.00%	11/15/2025	25	25,758
Du Page & Will Counties Community School District No. 204 Indian Prairie, Series 2017, Ref. GO Bonds	4.00%	12/30/2025	105	106,623
Illinois (State of), Series 2017 D, GO Bonds	5.00%	11/01/2025	75	76,984
Illinois (State of), Series 2020 B, GO Bonds	5.00%	10/01/2025	25	25,635
Illinois (State of), Series 2020 D, GO Bonds	5.00%	10/01/2025	45	46,143
Illinois (State of), Series 2021 A, GO Bonds	5.00%	03/01/2025	1,485	1,512,064
Illinois (State of) Finance Authority (Ascension Health), Series 2016 C, Ref. RB	5.00%	02/15/2025	475	485,159
Illinois (State of) Finance Authority (OSF Healthcare System), Series 2015 A, Ref. RB	5.00%	11/15/2035	750	761,431
Illinois (State of) Finance Authority (OSF Healthcare System), Series 2015 A, Ref. RB	4.13%	11/15/2037	40	38,400
Illinois (State of) Finance Authority (OSF Healthcare System), Series 2015 A, Ref. RB	5.00%	11/15/2045	90	90,009
Illinois (State of) Finance Authority (Rush University Medical Center), Series 2015 A, Ref. RB	5.00%	11/15/2028	20	20,410
Illinois (State of) Finance Authority (Silver Cross Hospital & Medical), Series 2015, Ref. RB	5.00%	08/15/2035	230	233,187
Illinois (State of) Finance Authority (The University of Chicago), Series 2015 A, RB	5.00%	10/01/2035	15	15,376
Illinois (State of) Finance Authority (The University of Chicago), Series 2015 A, RB	5.00%	10/01/2040	100	101,768
Illinois (State of) Finance Authority (University of Chicago Medical), Series 2015 A, RB	5.00%	10/01/2034	250	256,924
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion), Series 2015 A, RB	5.00%	06/15/2053	250	250,085
Illinois (State of) Municipal Electric Agency, Series 2015 A, Ref. RB	5.00%	02/01/2029	20	20,496
Illinois (State of) Municipal Electric Agency, Series 2015 A, Ref. RB	4.00%	02/01/2033	230	228,972
Illinois (State of) Municipal Electric Agency, Series 2015 A, Ref. RB	4.00%	02/01/2034	45	44,584
Illinois (State of) Toll Highway Authority, Series 2014 C, RB	5.00%	01/01/2036	1,000	1,013,253
Illinois (State of) Toll Highway Authority, Series 2014 C, RB	5.00%	01/01/2039	10	10,116

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

218

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois-(continued)
Illinois (State of) Toll Highway Authority, Series 2015 A, RB	5.00%	01/01/2036	$1,000	$1,018,109
Illinois (State of) Toll Highway Authority, Series 2015 A, RB	5.00%	01/01/2037	15	15,307
Illinois (State of) Toll Highway Authority, Series 2015 A, RB	5.00%	01/01/2040	270	273,313
Sales Tax Securitization Corp., Series 2017 A, Ref. RB	5.00%	01/01/2025	20	20,358
Sales Tax Securitization Corp., Series 2021 A, Ref. RB	5.00%	01/01/2025	45	45,806
Southwestern Illinois Development Authority (Southwestern Illinois Prevention District Council), Series 2016 B, RB	4.00%	10/15/2040	120	114,229
Springfield (City of), IL, Series 2015, Ref. RB	5.00%	03/01/2028	20	20,279
Springfield (City of), IL, Series 2015, Ref. RB	5.00%	03/01/2029	190	192,760
Springfield (City of), IL, Series 2015, Ref. RB	5.00%	03/01/2031	20	20,299
Springfield (City of), IL, Series 2015, Ref. RB, (INS - AGM)(c)	4.00%	03/01/2040	170	161,052
Springfield (City of), IL, Series 2015, Ref. RB, (INS - AGM)(c)	5.00%	03/01/2040	30	30,431

				10,086,893

Indiana-0.92%
Indiana (State of) Finance Authority (Deaconess Health System Obligated Group), Series 2015 A, Ref. RB(a)(b)	4.00%	03/01/2025	80	80,662
Indiana (State of) Finance Authority (Green Bonds), Series 2019, RB	5.00%	02/01/2025	300	307,311
Indiana (State of) Finance Authority (Indiana University Health Obligated Group), Series 2015 A, Ref. RB	4.00%	12/01/2040	560	540,962
Indiana (State of) Finance Authority (Indiana University Health Obligated Group), Series 2016 A, Ref. RB	5.00%	12/01/2025	80	82,432
Indiana University, Series 2015 A, Ref. RB	4.00%	06/01/2042	500	482,390
Indianapolis (City of), IN Department of Public Utilities, Series 2018 A, Ref. RB	5.00%	10/01/2025	45	46,485

				1,540,242

Iowa-0.03%
Iowa (State of), Series 2016 A, Ref. RB	5.00%	06/01/2025	25	25,674
Iowa (State of) Finance Authority (Green Bonds), Series 2015, Ref. RB	5.00%	08/01/2025	20	20,650

				46,324

Kansas-0.36%
Johnson (County of), KS Public Building Commission (Courthouse & Medical Examiners), Series 2018 A, RB	5.00%	09/01/2025	25	25,763
Kansas (State of) Department of Transportation, Series 2015, RB	5.00%	09/01/2025	85	87,777
Kansas (State of) Department of Transportation, Series 2015, RB	5.00%	09/01/2027	55	56,819
Kansas (State of) Department of Transportation, Series 2015, RB	5.00%	09/01/2029	145	149,794
Kansas (State of) Department of Transportation, Series 2015, RB	5.00%	09/01/2033	200	206,067
Sedgwick County Unified School District No. 259 Wichita, Series 2017 A, Ref. GO Bonds	4.00%	10/01/2025	20	20,295
University of Kansas Hospital Authority (KU Health System), Series 2015, Ref. RB	5.00%	09/01/2045	50	50,295

				596,810

Kentucky-0.56%
Kentucky (Commonwealth of) Asset Liability Commission, Series 2014 A, Ref. RN	5.00%	09/01/2025	100	101,503
Kentucky (Commonwealth of) Asset Liability Commission, Series 2021 A, Ref. RN	5.00%	11/01/2025	400	412,380
Kentucky (Commonwealth of) Economic Development Finance Authority (Next Generation Kentucky Information Highway), Series 2015 A, RB	4.25%	07/01/2035	125	121,559
Kentucky (Commonwealth of) Municipal Power Agency, Series 2015 A, Ref. RB, (INS - NATL)(c)	4.00%	09/01/2039	230	213,867
Louisville (City of) & Jefferson (County of), KY Sewer District, Series 2016 A, RB	3.00%	05/15/2047	110	80,046

				929,355

Louisiana-1.63%
East Baton Rouge (Parish of), LA Sewerage Commission, Series 2014 B, Ref. RB(a)(b)	5.00%	02/01/2025	335	343,071
Louisiana (State of), Series 2015 A, Ref. RB(a)(b)	4.00%	05/01/2025	1,010	1,019,428
Louisiana (State of), Series 2015 A, Ref. RB(a)(b)	4.50%	05/01/2025	1,160	1,180,082
Louisiana (State of), Series 2015 A, Ref. RB(a)(b)	5.00%	05/01/2025	150	153,793
New Orleans (City of), LA, Series 2015, RB(a)(b)	5.00%	06/01/2025	25	25,751

				2,722,125

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

219

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland-1.65%
Maryland (State of), First series 2016, GO Bonds	4.00%	06/01/2025	$400	$402,369
Maryland (State of), Series 2015 A, GO Bonds	2.75%	08/01/2025	500	490,224
Maryland (State of), Series 2017 A, GO Bonds	5.00%	03/15/2025	380	390,162
Maryland (State of), Series 2017 A, GO Bonds	5.00%	08/01/2025	100	103,458
Maryland (State of) Department of Transportation (Second Issue), Series 2018, RB	5.00%	10/01/2025	500	517,824
Maryland (State of) Health & Higher Educational Facilities Authority (Johns Hopkins Health System), Series 2015 A, Ref. RB	4.00%	05/15/2040	75	72,180
Maryland (State of) Health & Higher Educational Facilities Authority (Meritus Medical Center), Series 2015 A, Ref. RB	5.00%	07/01/2040	100	100,654
Maryland (State of) Health & Higher Educational Facilities Authority (Meritus Medical Center), Series 2015, Ref. RB	5.00%	07/01/2045	425	427,133
Maryland (State of) Transportation Authority, Series 2021 A, Ref. RB	5.00%	07/01/2025	100	103,155
Montgomery (County of), MD, Series 2016 A, GO Bonds	5.00%	12/01/2025	150	152,820

				2,759,979

Massachusetts-3.23%
Massachusetts (Commonwealth of), Series 2015 A, Ref. GO Bonds	5.00%	07/01/2029	35	36,096
Massachusetts (Commonwealth of), Series 2015 A, Ref. GO Bonds	5.00%	07/01/2030	40	41,263
Massachusetts (Commonwealth of), Series 2015 A, Ref. GO Bonds	4.50%	07/01/2034	85	86,581
Massachusetts (Commonwealth of), Series 2015 A, Ref. GO Bonds	5.00%	07/01/2036	150	153,891
Massachusetts (Commonwealth of), Series 2015 C, GO Bonds	5.00%	07/01/2045	110	111,743
Massachusetts (Commonwealth of), Series 2016 A, Ref. GO Bonds	5.00%	07/01/2025	45	46,436
Massachusetts (Commonwealth of), Series 2016 B, Ref. GO Bonds	5.00%	07/01/2025	50	51,595
Massachusetts (Commonwealth of), Series 2016 E, GO Bonds	4.00%	04/01/2033	145	145,598
Massachusetts (Commonwealth of), Series 2016 E, GO Bonds	3.00%	04/01/2044	295	235,935
Massachusetts (Commonwealth of), Series 2016 E, GO Bonds	4.00%	04/01/2046	220	213,838
Massachusetts (Commonwealth of), Series 2017 C, Ref. GO Bonds	5.00%	10/01/2025	560	581,218
Massachusetts (Commonwealth of), Series 2019 A, Ref. GO Bonds	5.00%	01/01/2025	50	51,143
Massachusetts (Commonwealth of), Series 2020 E, GO Bonds	5.00%	11/01/2025	250	259,902
Massachusetts (Commonwealth of) (Rail Enhancement Program), Series 2015 A, RB	5.00%	06/01/2040	845	861,892
Massachusetts (Commonwealth of) Bay Transportation Authority, Series 2015 B, Ref. RB(a)(b)	5.00%	07/01/2025	40	41,262
Massachusetts (Commonwealth of) Bay Transportation Authority, Series 2016 A, Ref. RB	5.00%	07/01/2025	500	515,865
Massachusetts (Commonwealth of) Bay Transportation Authority, Series 2021, RB(a)	4.00%	05/01/2025	230	232,147
Massachusetts (Commonwealth of) Bay Transportation Authority, Series 2021, RB	4.00%	05/01/2025	20	20,254
Massachusetts (Commonwealth of) Development Finance Agency (Boston Medical Center) (Green Bonds), Series 2015, RB	5.00%	07/01/2044	710	712,244
Massachusetts (Commonwealth of) Development Finance Agency (Emerson College), Series 2015, Ref. RB	5.00%	01/01/2035	275	277,288
Massachusetts (Commonwealth of) Port Authority, Series 2015 A, RB	5.00%	07/01/2045	100	101,584
Massachusetts (Commonwealth of) School Building Authority, Series 2015 C, Ref. RB(a)(b)	5.00%	08/15/2025	70	72,416
Massachusetts (Commonwealth of) School Building Authority, Series 2015 C, Ref. RB	5.00%	08/15/2027	30	30,953
Massachusetts (Commonwealth of) School Building Authority, Series 2015 C, Ref. RB	5.00%	08/15/2029	200	206,603
Massachusetts (Commonwealth of) School Building Authority, Series 2015 C, Ref. RB	5.00%	08/15/2037	200	204,827
University of Massachusetts Building Authority, Series 2015 1, RB	5.00%	11/01/2040	100	102,419

				5,394,993

Michigan-2.12%
Mattawan Consolidated School District, Series 2015 I, GO Bonds(a)(b)	5.00%	05/01/2025	1,000	1,028,546
Michigan (State of) (Garvee), Series 2016, Ref. RB	5.00%	03/15/2025	500	511,567
Michigan (State of) Building Authority, Series 2015 I, Ref. RB	5.00%	04/15/2028	140	144,529
Michigan (State of) Building Authority, Series 2015 I, Ref. RB	5.00%	04/15/2029	25	25,758
Michigan (State of) Building Authority, Series 2015 I, Ref. RB	5.00%	04/15/2033	300	309,611
Michigan (State of) Building Authority (Facilities Program), Series 2015 I, Ref. RB	5.00%	04/15/2030	10	10,294
Michigan (State of) Building Authority (Facilities Program), Series 2015 I, Ref. RB	5.00%	04/15/2032	375	387,132
Michigan (State of) Building Authority (Facilities Program), Series 2015 I, Ref. RB	5.00%	04/15/2038	30	30,652
Michigan (State of) Building Authority (Facilities Program), Series 2015 I, Ref. RB	5.00%	10/15/2045	300	305,583
Michigan (State of) Finance Authority (Beaumont Health Credit Group), Series 2016, RB	5.00%	11/01/2044	100	100,731
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department), Series 2014 C-3, RB, (INS - AGM)(c)	5.00%	07/01/2025	60	60,612

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

220

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan-(continued)
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department), Series 2015 C, RB	5.00%	07/01/2034	$25	$25,526
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department), Series 2015 D-1, Ref. RB	5.00%	07/01/2034	50	51,075
Michigan (State of) Finance Authority (Sparrow Obligated Group), Series 2015, Ref. RB(a)(b)	5.00%	05/15/2025	55	56,560
Michigan (State of) Finance Authority (Sparrow Obligated Group), Series 2015, Ref. RB	5.00%	11/15/2045	45	45,003
Michigan (State of) Finance Authority (Trinity Health Credit Group), Series 2015, Ref. RB	5.00%	12/01/2025	35	35,984
Michigan (State of) Finance Authority (Trinity Health Credit Group), Series 2015, Ref. RB	5.50%	12/01/2027	350	361,431
Michigan (State of) Strategic Fund (Michigan Senate Offices), Series 2015 A, RB	5.25%	10/15/2040	50	51,522

				3,542,116

Minnesota-0.56%
Metropolitan Council, Series 2021 B, GO Bonds	5.00%	12/01/2025	175	181,889
Minneapolis & St. Paul (Cities of), MN Metropolitan Airports Commission, Series 2016 A, Ref. RB	5.00%	01/01/2025	50	51,078
Minnesota (State of), Series 2015 A, GO Bonds	5.00%	08/01/2029	225	232,109
Minnesota (State of), Series 2015 D, Ref. GO Bonds	5.00%	08/01/2025	45	46,497
Minnesota (State of), Series 2015 D, Ref. GO Bonds	5.00%	08/01/2027	5	5,167
Minnesota (State of), Series 2016 D, Ref. GO Bonds	5.00%	08/01/2025	20	20,665
Minnesota (State of), Series 2019 A, GO Bonds	5.00%	08/01/2025	65	67,162
St. Paul (City of), MN Housing & Redevelopment Authority (Healthpartners Obligated Group), Series 2015 A, Ref. RB	5.00%	07/01/2028	300	305,752
St. Paul (City of), MN Housing & Redevelopment Authority (Healthpartners Obligated Group), Series 2015 A, Ref. RB	5.00%	07/01/2032	30	30,519

				940,838

Mississippi-0.31%
Mississippi (State of), Series 2015 A, GO Bonds(a)(b)	4.00%	10/01/2025	310	314,138
Mississippi (State of), Series 2015 C, Ref. GO Bonds	5.00%	10/01/2025	100	103,423
Mississippi (State of), Series 2015 F, GO Bonds(a)(b)	5.00%	11/01/2025	100	103,791

				521,352

Missouri-1.17%
Missouri (State of) Health & Educational Facilities Authority (St. Anthony’s Medical Center), Series 2015 B, Ref. RB	4.00%	02/01/2040	40	37,323
Missouri (State of) Health & Educational Facilities Authority (The Children’s Mercy Hospital), Series 2017 A, RB	4.00%	05/15/2042	25	23,325
Missouri (State of) Highway & Transportation Commission, Series 2014 A, Ref. RB	5.00%	05/01/2025	250	252,734
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie State), Series 2015 A, Ref. RB	5.00%	12/01/2029	1,000	1,021,435
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie State), Series 2015 A, Ref. RB	5.00%	12/01/2030	100	102,109
Springfield (City of), MO, Series 2015, Ref. RB	5.00%	08/01/2025	500	514,016

				1,950,942

Nebraska-0.87%
Douglas (County of), NE Hospital Authority No. 3 (NE Methodist Health), Series 2015, Ref. RB	4.13%	11/01/2036	65	64,432
Gretna (City of), NE, Series 2022, COP	5.00%	12/15/2025	100	101,746
Lincoln (City of), NE, Series 2015 A, Ref. RB	4.00%	09/01/2040	100	98,211
Omaha (City of), NE Public Power District, Series 2015 C, Ref. RB	5.00%	02/01/2043	1,000	1,009,987
Public Power Generation Agency (Whelan Energy Center Unit 2), Series 2015, Ref. RB	5.00%	01/01/2028	75	76,188
University of Nebraska, Series 2015, RB(a)(b)	4.00%	07/01/2025	100	101,222

				1,451,786

Nevada-0.51%
Clark (County of), NV, Series 2015, Ref. GO Bonds	4.00%	11/01/2035	285	283,860
Clark (County of), NV Department of Aviation, Series 2015 A, Ref. RB	5.00%	07/01/2040	210	213,283
Clark County School District, Series 2017 A, Ref. GO Bonds	5.00%	06/15/2025	170	174,455
Las Vegas Valley Water District, Series 2019 B, Ref. GO Bonds	5.00%	06/01/2025	65	66,919
Nevada (State of), Series 2015 B, Ref. GO Bonds	5.00%	11/01/2025	115	118,177

				856,694

New Jersey-3.37%
Essex (County of), NJ, Series 2017, Ref. GO Bonds	5.00%	08/01/2025	15	15,488

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

221

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey-(continued)
New Jersey (State of), Series 2013, GO Bonds	3.00%	06/01/2025	$100	$99,028
New Jersey (State of), Series 2014, GO Bonds(a)(b)	5.00%	06/01/2025	300	308,755
New Jersey (State of), Series 2020 A, GO Bonds	5.00%	06/01/2025	720	740,766
New Jersey (State of) Economic Development Authority, Series 2005 N-1, Ref. RB, (INS - AGM)(c)	5.50%	09/01/2025	90	93,531
New Jersey (State of) Economic Development Authority, Series 2015 WW, RB(a)(b)	5.00%	06/15/2025	400	412,979
New Jersey (State of) Economic Development Authority, Series 2015 WW, RB(a)(b)	5.00%	06/15/2025	50	51,622
New Jersey (State of) Economic Development Authority, Series 2015 WW, RB(a)(b)	5.00%	06/15/2025	55	56,785
New Jersey (State of) Economic Development Authority, Series 2015 XX, Ref. RB	5.00%	06/15/2025	460	471,096
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group), Series 2017 A, Ref. RB	5.00%	07/01/2025	200	205,558
New Jersey (State of) Transportation Trust Fund Authority, Series 2014 AA, RB	5.00%	06/15/2025	270	272,892
New Jersey (State of) Transportation Trust Fund Authority, Series 2015 AA, RB	5.25%	06/15/2031	100	102,799
New Jersey (State of) Transportation Trust Fund Authority, Series 2015 AA, RB	4.75%	06/15/2038	135	136,412
New Jersey (State of) Transportation Trust Fund Authority, Series 2015 AA, RB	5.00%	06/15/2045	260	261,706
New Jersey (State of) Turnpike Authority, Series 2014 C, Ref. RB	5.00%	01/01/2025	70	71,545
New Jersey (State of) Turnpike Authority, Series 2015 E, RB	5.00%	01/01/2032	1,000	1,019,355
New Jersey (State of) Turnpike Authority, Series 2015 E, RB	5.00%	01/01/2045	1,285	1,300,482
New Jersey (State of) Turnpike Authority, Series 2017 E, Ref. RB	5.00%	01/01/2025	5	5,110

				5,625,909

New Mexico-0.18%
Albuquerque (City of) & Bernalillo (County of), NM Water Utility Authority, Series 2015, Ref. RB	5.00%	07/01/2025	55	56,696
New Mexico (State of) (Capital), Series 2015, GO Bonds(a)	5.00%	03/01/2025	75	76,909
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Healthcare), Series 2015, RB(a)(b)	5.00%	08/01/2025	110	113,022
New Mexico (State of) Severance Tax Permanent Fund, Series 2015 A, RB	5.00%	07/01/2025	50	51,497

				298,124

New York-17.66%
Erie (County of), NY Industrial Development Agency (The) (City of Buffalo School District), Series 2022, Ref. RB	5.00%	05/01/2025	100	102,903
Metropolitan Transportation Authority, Series 2015 B, RB	4.00%	11/15/2045	235	215,203
Metropolitan Transportation Authority, Series 2015 D-1, Ref. RB	5.00%	11/15/2029	350	358,000
Metropolitan Transportation Authority, Series 2015 D-1, Ref. RB, (INS - BAM)(c)	5.00%	11/15/2033	70	71,868
Metropolitan Transportation Authority, Series 2016 B, Ref. RB	5.00%	11/15/2025	200	205,412
Metropolitan Transportation Authority, Subseries 2015 C-1, Ref. RB	5.00%	11/15/2029	265	271,057
Metropolitan Transportation Authority (Green Bonds), Series 2017 A-2, Ref. RB	5.00%	11/15/2025	200	205,412
Metropolitan Transportation Authority (Green Bonds), Series 2017 C-1, Ref. RB	5.00%	11/15/2025	200	205,412
New York & New Jersey (States of) Port Authority, One Hundred Eighty Nineth Series 2015, Ref. RB	5.00%	05/01/2027	75	77,019
New York & New Jersey (States of) Port Authority, One Hundred Eighty Nineth Series 2015, Ref. RB	5.00%	05/01/2030	70	71,827
New York & New Jersey (States of) Port Authority, One Hundred Eighty Nineth Series 2015, Ref. RB	3.25%	05/01/2033	25	24,734
New York & New Jersey (States of) Port Authority, One Hundred Eighty Nineth Series 2015, Ref. RB	5.00%	05/01/2045	60	60,821
New York & New Jersey (States of) Port Authority, One Hundred Ninety Fourth Series 2015, Ref. RB	5.00%	10/15/2029	175	181,009
New York & New Jersey (States of) Port Authority, One Hundred Ninety Fourth Series 2015, Ref. RB	5.00%	10/15/2030	100	103,392
New York & New Jersey (States of) Port Authority, One Hundred Ninety Fourth Series 2015, Ref. RB	5.00%	10/15/2032	245	253,109
New York & New Jersey (States of) Port Authority, One Hundred Ninety Fourth Series 2015, Ref. RB	5.00%	10/15/2035	365	375,802
New York & New Jersey (States of) Port Authority, One Hundred Ninety Fourth Series 2015, Ref. RB	5.25%	10/15/2055	1,000	1,025,204
New York & New Jersey (States of) Port Authority, Two Hundred Thirtieth Series 2022, Ref. RB	4.00%	12/01/2025	100	101,771
New York (City of), NY, Series 2015 C, Ref. GO Bonds	5.00%	08/01/2026	690	704,808
New York (City of), NY, Series 2015 C, Ref. GO Bonds	5.00%	08/01/2028	420	429,130
New York (City of), NY, Series 2015 F-1, GO Bonds	3.50%	06/01/2033	10	10,014
New York (City of), NY, Series 2015 F-1, GO Bonds	3.75%	06/01/2037	75	71,764
New York (City of), NY, Series 2017 1, GO Bonds	5.00%	08/01/2025	175	180,920
New York (City of), NY, Series 2017 C, Ref. GO Bonds	5.00%	08/01/2025	200	206,765
New York (City of), NY, Series 2019 E, Ref. GO Bonds	5.00%	08/01/2025	110	113,721
New York (City of), NY, Series 2020 C-1, Ref. GO Bonds	5.00%	08/01/2025	500	516,913
New York (City of), NY Municipal Water Finance Authority, Series 2015 FF, Ref. RB(a)(b)	5.00%	06/15/2025	20	20,628
New York (City of), NY Municipal Water Finance Authority, Series 2015 FF, Ref. RB	5.00%	06/15/2029	90	92,657
New York (City of), NY Municipal Water Finance Authority, Series 2015 FF, Ref. RB	5.00%	06/15/2039	460	469,184

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

222

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (City of), NY Municipal Water Finance Authority, Series 2015 GG, Ref. RB	5.00%	06/15/2031	$170	$174,900
New York (City of), NY Municipal Water Finance Authority, Series 2015 GG, Ref. RB	5.00%	06/15/2039	100	101,997
New York (City of), NY Municipal Water Finance Authority, Series 2015 HH, Ref. RB	5.00%	06/15/2029	15	15,443
New York (City of), NY Municipal Water Finance Authority, Series 2015, Ref. RB	5.00%	06/15/2046	130	132,036
New York (City of), NY Municipal Water Finance Authority, Series 2020 DD-2, RB	5.00%	06/15/2027	425	441,689
New York (City of), NY Municipal Water Finance Authority, Series 2021 BB-2, Ref. RB	5.00%	06/15/2027	170	176,676
New York (City of), NY Municipal Water Finance Authority, Series 2021 DD, Ref. RB	5.00%	06/15/2025	410	422,965
New York (City of), NY Transitional Finance Authority, Series 2015 A-1, RB	5.00%	08/01/2031	300	308,521
New York (City of), NY Transitional Finance Authority, Series 2015 A-1, RB	5.00%	08/01/2037	85	86,988
New York (City of), NY Transitional Finance Authority, Series 2015 C, Ref. RB	5.00%	11/01/2027	200	205,025
New York (City of), NY Transitional Finance Authority, Series 2015 E-1, RB	5.00%	02/01/2032	185	188,766
New York (City of), NY Transitional Finance Authority, Series 2015 E-1, RB	5.00%	02/01/2033	400	408,032
New York (City of), NY Transitional Finance Authority, Series 2015 E-1, RB	5.00%	02/01/2041	330	334,722
New York (City of), NY Transitional Finance Authority, Series 2015 S, RB	5.00%	07/15/2027	300	309,185
New York (City of), NY Transitional Finance Authority, Series 2015 S, RB	5.00%	07/15/2034	35	36,014
New York (City of), NY Transitional Finance Authority, Series 2015 S, RB	5.00%	07/15/2035	25	25,482
New York (City of), NY Transitional Finance Authority, Series 2015 S, RB	5.00%	07/15/2040	1,200	1,220,646
New York (City of), NY Transitional Finance Authority, Series 2015 S, RB	5.00%	07/15/2041	200	203,261
New York (City of), NY Transitional Finance Authority, Series 2015 S-1, RB	5.00%	07/15/2028	610	623,636
New York (City of), NY Transitional Finance Authority, Series 2015 S-1, RB	5.00%	07/15/2040	355	359,340
New York (City of), NY Transitional Finance Authority, Series 2015 S-2, RB	5.00%	07/15/2035	500	513,393
New York (City of), NY Transitional Finance Authority, Series 2016 S-1, RB(a)	5.00%	07/15/2025	50	51,610
New York (City of), NY Transitional Finance Authority, Series 2017, RB	5.00%	11/01/2025	100	103,791
New York (City of), NY Transitional Finance Authority, Series 2020, Ref. RB	5.00%	11/01/2025	50	51,895
New York (City of), NY Transitional Finance Authority, Series 2021 B-1, RB	5.00%	08/01/2025	45	46,505
New York (City of), NY Transitional Finance Authority, Subseries 2015 B-1, RB	5.00%	11/01/2032	180	185,798
New York (City of), NY Transitional Finance Authority, Subseries 2015 B-1, RB	5.00%	11/01/2035	150	154,485
New York (City of), NY Transitional Finance Authority, Subseries 2015 B-1, RB	5.00%	11/01/2038	75	76,913
New York (State of) Dormitory Authority, Series 2015 A, Ref. RB(a)	5.00%	03/15/2025	200	205,430
New York (State of) Dormitory Authority, Series 2015 A, Ref. RB(a)(b)	5.00%	03/15/2025	450	461,811
New York (State of) Dormitory Authority, Series 2015 A, Ref. RB	5.00%	03/15/2030	100	102,239
New York (State of) Dormitory Authority, Series 2015 A, Ref. RB	5.00%	03/15/2032	85	86,839
New York (State of) Dormitory Authority, Series 2015 A, Ref. RB	5.00%	03/15/2033	1,000	1,021,338
New York (State of) Dormitory Authority, Series 2015 B, RB(a)	5.00%	02/15/2025	105	107,599
New York (State of) Dormitory Authority, Series 2015 B, RB(a)(b)	5.00%	02/15/2025	40	40,990
New York (State of) Dormitory Authority, Series 2015 B, RB	5.00%	03/15/2030	245	252,504
New York (State of) Dormitory Authority, Series 2015 B, RB	5.00%	03/15/2031	200	206,126
New York (State of) Dormitory Authority, Series 2015 B, RB	5.00%	02/15/2032	1,000	1,020,396
New York (State of) Dormitory Authority, Series 2015 B, RB	5.00%	03/15/2032	600	618,377
New York (State of) Dormitory Authority, Series 2015 B, RB	5.00%	02/15/2033	650	663,074
New York (State of) Dormitory Authority, Series 2015 B, RB	5.00%	03/15/2033	175	180,291
New York (State of) Dormitory Authority, Series 2015 B, RB	5.00%	02/15/2034	435	443,380
New York (State of) Dormitory Authority, Series 2015 B, RB	5.00%	03/15/2042	40	40,738
New York (State of) Dormitory Authority, Series 2015 B, RB	5.00%	02/15/2044	1,575	1,590,734
New York (State of) Dormitory Authority, Series 2015 B, Ref. RB	5.00%	02/15/2031	150	153,123
New York (State of) Dormitory Authority, Series 2015 B, Ref. RB	5.00%	03/15/2045	200	203,220
New York (State of) Dormitory Authority, Series 2015 E, Ref. RB(a)(b)	4.00%	09/15/2025	150	152,369
New York (State of) Dormitory Authority, Series 2015 E, Ref. RB	5.00%	03/15/2030	1,000	1,030,232
New York (State of) Dormitory Authority, Series 2016 D, Ref. RB(a)	5.00%	02/15/2025	100	102,475
New York (State of) Dormitory Authority, Series 2018 A, RB	5.00%	10/01/2025	100	103,463
New York (State of) Dormitory Authority, Series 2020 A, RB, (INS - AGM)(c)	5.00%	10/01/2025	200	207,089
New York (State of) Dormitory Authority, Series 2021 A, Ref. RB	5.00%	03/15/2025	100	102,629
New York (State of) Dormitory Authority, Series 2022 A, RB, (INS - BAM)(c)	5.00%	10/01/2025	50	51,772
New York (State of) Dormitory Authority (Barnard College), Series 2015 A, Ref. RB	5.00%	07/01/2043	200	201,784
New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai), Series 2015 A, Ref. RB	5.00%	07/01/2040	45	45,301
New York (State of) Dormitory Authority (New York University), Series 2015 A, Ref. RB	5.00%	07/01/2030	325	334,381
New York (State of) Dormitory Authority (New York University), Series 2015 A, Ref. RB	5.00%	07/01/2035	105	107,899

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

223

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (State of) Thruway Authority, Series 2014 K, Ref. RB	5.00%	01/01/2025	$110	$112,515
New York (State of) Thruway Authority, Series 2014 K, Ref. RB	5.00%	01/01/2028	200	203,816
New York (State of) Thruway Authority, Series 2014 K, Ref. RB	5.00%	01/01/2032	885	901,428
New York (State of) Utility Debt Securitization Authority, Series 2015, Ref. RB	5.00%	06/15/2027	355	366,537
New York (State of) Utility Debt Securitization Authority, Series 2015, Ref. RB	5.00%	12/15/2027	80	83,410
New York (State of) Utility Debt Securitization Authority, Series 2015, Ref. RB	5.00%	12/15/2033	485	503,503
New York (State of) Utility Debt Securitization Authority, Series 2015, Ref. RB	5.00%	12/15/2036	325	335,448
New York (State of) Utility Debt Securitization Authority, Series 2015, Ref. RB	4.00%	12/15/2037	50	50,258
New York Convention Center Development Corp. (Hotel Unit Fee Secured), Series 2015, Ref. RB	5.00%	11/15/2033	95	97,156
New York Convention Center Development Corp. (Hotel Unit Fee Secured), Series 2015, Ref. RB	5.00%	11/15/2040	15	15,205
New York Convention Center Development Corp. (Hotel Unit Fee Secured), Series 2015, Ref. RB	4.00%	11/15/2045	210	191,053
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2022, Ref. RB	5.00%	06/15/2025	90	92,925
New York State Urban Development Corp., Series 2015 A, Ref. RB	5.00%	03/15/2025	100	102,629
New York State Urban Development Corp., Series 2015 A, Ref. RB(a)(b)	5.00%	09/15/2025	20	20,705
New York State Urban Development Corp., Series 2015 A, Ref. RB	5.00%	03/15/2028	15	15,471
New York State Urban Development Corp., Series 2015 A, Ref. RB	5.00%	03/15/2030	70	72,199
New York State Urban Development Corp., Series 2015 A, Ref. RB	5.00%	03/15/2033	150	154,564
New York State Urban Development Corp., Series 2020, Ref. RB	5.00%	03/15/2025	1,000	1,026,290
New York State Urban Development Corp. (Bidding Group 1), Series 2021 A, Ref. RB	5.00%	03/15/2025	65	66,709
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020, Ref. RB	5.00%	12/01/2025	100	102,910
Triborough Bridge & Tunnel Authority, Series 2008 B-3, RB	5.00%	11/15/2034	405	419,105
Triborough Bridge & Tunnel Authority, Series 2015 A, RB	5.00%	11/15/2050	500	505,302
Triborough Bridge & Tunnel Authority, Series 2021 A, RB	5.00%	11/01/2025	500	518,531

				29,481,445

North Carolina-1.09%
Charlotte (City of), NC, Series 2015, Ref. RB	5.00%	07/01/2025	110	113,490
Charlotte-Mecklenburg Hospital Authority (The) (Carolinas Health Care Systems), Series 2016, Ref. RB	5.00%	01/15/2025	135	137,710
Guilford (County of), NC, Series 2017, Ref. GO Bonds	5.00%	03/01/2025	100	102,575
Mecklenburg (County of), NC, Series 2013 A, Ref. GO Bonds	5.00%	12/01/2025	65	67,602
North Carolina (State of), Series 2013 B, Ref. GO Bonds	5.00%	06/01/2025	20	20,608
North Carolina (State of), Series 2014 B, Ref. RB	5.00%	06/01/2025	145	149,232
North Carolina (State of), Series 2017 B, Ref. RB	5.00%	05/01/2025	40	41,109
North Carolina (State of), Series 2019 A, RB	5.00%	05/01/2025	120	123,328
North Carolina (State of), Series 2019 B, GO Bonds	5.00%	06/01/2025	25	25,759
North Carolina (State of) (Garvee), Series 2015, RB	5.00%	03/01/2029	270	274,696
North Carolina (State of) (Garvee), Series 2015, RB	5.00%	03/01/2030	130	132,189
North Carolina (State of) (Vehicle-Garvee), Series 2015, RB	5.00%	03/01/2027	150	153,416
North Carolina (State of) Capital Facilities Finance Agency (Duke University), Series 2015 B, Ref. RB(a)(b)	5.00%	10/01/2025	300	310,572
North Carolina (State of) Medical Care Commission (Duke University Health system), Series 2016, Ref. RB	5.00%	06/01/2025	65	66,741
Wake (County of), NC, Series 2021, RB	5.00%	03/01/2025	100	102,545

				1,821,572

Ohio-1.27%
Bowling Green State University, Series 2016 A, RB	5.00%	06/01/2042	100	101,938
Cincinnati City School District (Classroom Construction & Improvement), Series 2006, Ref. GO Bonds, (INS - NATL)(c)	5.25%	12/01/2025	200	208,857
Columbus (City of), OH, Series 2014, Ref. RB	5.00%	06/01/2025	25	25,469
Columbus (City of), OH, Series 2016 1, Ref. GO Bonds	5.00%	07/01/2025	150	154,840
Columbus (City of), OH, Series 2016 A, GO Bonds	4.00%	08/15/2027	500	506,381
Columbus (City of), OH, Series 2021 A, GO Bonds	5.00%	04/01/2025	100	102,784
Ohio (State of), Series 2015 C, GO Bonds(a)(b)	5.00%	05/01/2025	25	25,714
Ohio (State of), Series 2017 A, GO Bonds	5.00%	05/01/2032	150	154,143
Ohio (State of), Series 2017 A, GO Bonds	5.00%	05/01/2034	270	277,018

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

224

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio-(continued)
Ohio (State of), Series 2017 A, GO Bonds	5.00%	05/01/2035	$180	$184,503
Ohio (State of), Series 2017 B, Ref. GO Bonds	5.00%	09/15/2025	135	139,725
Ohio (State of) (Garvee), Series 2018 1, RB	5.00%	12/15/2025	85	88,281
Willoughby-Eastlake City School District, Series 2016, GO Bonds(a)(b)	5.00%	12/01/2025	140	145,388

				2,115,041

Oklahoma-0.23%
Canadian (County of), OK Educational Facilities Authority (Mustang Public Schools), Series 2017, RB	4.00%	09/01/2025	75	75,428
Cleveland (County of), OK Educational Facilities Authority (Norman Public Schools), Series 2019, RB	5.00%	06/01/2025	65	66,697
Oklahoma (State of) Capitol Improvement Authority (Department of Transportation), Series 2020, Ref. RB	5.00%	07/01/2025	130	133,799
Tulsa (City of), OK Public Facilities Authority, Series 2019, RB	5.00%	06/01/2025	100	102,611

				378,535

Oregon-0.38%
Oregon (State of) Department of Transportation, Series 2015 A, Ref. RB	5.00%	11/15/2025	10	10,199
Oregon (State of) Department of Transportation, Series 2017 A, RB	5.00%	11/15/2025	500	519,565
Oregon (State of) Lottery, Series 2015 D, Ref. RB	5.00%	04/01/2027	100	102,605

				632,369

Pennsylvania-3.80%
Allegheny (County of), PA, Series 2016 C-75, Ref. GO Bonds	5.00%	11/01/2025	100	103,706
Chartiers Valley School District, Series 2015 B, GO Bonds(a)(b)	5.00%	04/15/2025	85	87,221
Commonwealth Financing Authority, Series 2015 A, RB	5.00%	06/01/2033	600	611,136
Commonwealth Financing Authority, Series 2015 A, RB	5.00%	06/01/2035	285	289,378
Lehigh (County of), PA (Lehigh Valley Health Network), Series 2015, RB	4.13%	07/01/2040	100	95,606
Monroeville Finance Authority, Series 2012, RB	5.00%	02/15/2025	105	106,963
Pennsylvania (Commonwealth of), First Series 2015, GO Bonds	5.00%	03/15/2025	95	97,440
Pennsylvania (Commonwealth of), First Series 2015, GO Bonds	5.00%	03/15/2028	500	512,906
Pennsylvania (Commonwealth of), First Series 2015, GO Bonds	5.00%	03/15/2029	195	200,357
Pennsylvania (Commonwealth of), First Series 2015, GO Bonds	5.00%	03/15/2033	100	102,777
Pennsylvania (Commonwealth of), First Series 2015-1, GO Bonds	5.00%	03/15/2031	1,350	1,384,238
Pennsylvania (Commonwealth of), First Series 2016, Ref. GO Bonds	5.00%	09/15/2025	120	124,200
Pennsylvania (Commonwealth of), First series 2021, GO Bonds	5.00%	05/15/2025	65	66,857
Pennsylvania (Commonwealth of), Second Series 2015 D, GO Bonds	5.00%	08/15/2032	20	20,688
Pennsylvania (Commonwealth of), Second Series 2016, GO Bonds	5.00%	09/15/2025	45	46,575
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Thomas Jefferson University), Series 2015 A, Ref. RB	5.00%	09/01/2045	35	35,057
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Thomas Jefferson University), Series 2015, Ref. RB	5.00%	09/01/2039	100	100,654
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (University of Pennsylvania Health System), Series 2015, Ref. RB	5.00%	08/15/2040	100	101,485
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2015 A-1, Ref. RB	5.00%	12/01/2025	5	5,138
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2015 A-1, Ref. RB	5.00%	12/01/2026	25	25,755
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2015 A-1, Ref. RB	5.00%	12/01/2038	50	50,810
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2015 A-1, Ref. RB	5.00%	12/01/2040	65	65,823
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2015 A-1, Ref. RB	4.00%	12/01/2041	95	91,752
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2015 A-1, Ref. RB	5.00%	12/01/2045	1,250	1,266,468
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2016, Ref. RB	5.00%	06/01/2027	200	207,091
Philadelphia (City of), PA, Series 2015 B, GO Bonds	4.00%	08/01/2035	25	25,107
Philadelphia (City of), PA, Series 2016, Ref. RB	5.00%	10/01/2025	50	51,661
Philadelphia (City of), PA Authority for Industrial Development, First Series 2015, Ref. RB	5.00%	04/01/2040	185	187,160
Philadelphia (City of), PA Redevelopment Authority, Series 2015 A, Ref. RB	5.00%	04/15/2031	75	76,906
Reading School District, Series 2015 A, Ref. GO Bonds, (INS - AGM)(c)	4.13%	02/01/2036	85	85,396
Westmoreland (County of), PA Municipal Authority, Series 2016, Ref. RB, (INS - BAM)(c)	5.00%	08/15/2038	110	112,075

				6,338,386

South Carolina-0.44%
Charleston (City of), SC, Series 2015, RB(a)(b)	5.00%	01/01/2025	200	204,520

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

225

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

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	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina-(continued)
South Carolina (State of) Jobs-Economic Development Authority (Furman University), Series 2015, Ref. RB	4.00%	10/01/2038	$25	$23,592
South Carolina (State of) Public Service Authority, Series 2015 A, Ref. RB	5.00%	12/01/2028	100	102,098
South Carolina (State of) Public Service Authority, Series 2015 A, Ref. RB	5.00%	12/01/2050	210	210,082
South Carolina (State of) Transportation Infrastructure Bank, Series 2016 A, Ref. RB	4.00%	10/01/2031	150	150,696
Spartanburg (City of), SC Sanitary Sewer District, Series 2014 B, Ref. RB	4.00%	03/01/2040	45	44,477

				735,465

Tennessee-1.14%
Chattanooga (City of), TN, Series 2015 A, Ref. RB	5.00%	09/01/2031	130	134,214
Chattanooga (City of), TN, Series 2015 A, Ref. RB	5.00%	09/01/2032	400	412,816
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2015 C, GO Bonds(a)(b)	5.00%	07/01/2025	40	41,262
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2016, Ref. GO Bonds	5.00%	01/01/2025	170	173,842
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2017, GO Bonds	5.00%	07/01/2025	5	5,156
Tennessee (State of) School Bond Authority, Series 2015 B, RB(a)(b)	5.00%	11/01/2025	10	10,379
Tennessee (State of) School Bond Authority, Series 2015 B, RB(a)(b)	5.00%	11/01/2025	1,000	1,037,910
Tennessee (State of) School Bond Authority, Series 2015 B, RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	11/01/2025	85	88,186

				1,903,765

Texas-9.41%
Alamo Regional Mobility Authority, Series 2016, RB(a)(b)	5.00%	06/15/2025	1,000	1,028,945
Austin (City of), TX, Series 1998, Ref. RB, (INS - NATL)(c)	5.25%	05/15/2025	490	500,171
Austin Community College District, Series 2015, GO Bonds	5.00%	08/01/2035	150	153,379
Bexar (County of), TX, Series 2016, Ref. GO Bonds(a)(b)	4.00%	06/15/2025	250	252,957
Central Texas Regional Mobility Authority, Series 2015 A, RB(a)(b)	5.00%	07/01/2025	500	513,539
Clint Independent School District, Series 2015, GO Bonds(a)(b)	5.00%	08/15/2025	65	67,007
Corpus Christi (City of), TX, Series 2015, RB	5.00%	07/15/2040	100	101,269
Cypress-Fairbanks Independent School District, Series 2015, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2032	215	215,560
Dallas (City of), TX, Series 2014, Ref. GO Bonds	5.00%	02/15/2025	75	75,570
Dallas (City of), TX, Series 2015 A, Ref. RB	5.00%	10/01/2044	1,000	1,010,731
Dallas (City of), TX Area Rapid Transit, Series 2016 A, Ref. RB(a)(b)	5.00%	12/01/2025	150	155,609
Dallas (City of), TX Area Rapid Transit, Series 2016 A, Ref. RB(a)(b)	5.00%	12/01/2025	200	207,478
Dallas (City of), TX Independent School District, Series 2015, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2025	20	20,502
Dallas (City of), TX Independent School District, Series 2016 A, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2025	205	210,142
Dallas (City of), TX Independent School District, Series 2016 A, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2027	95	97,080
Harris (County of), TX, Series 2015 A, Ref. GO Bonds	5.00%	10/01/2027	70	71,881
Harris (County of), TX, Series 2015 A, Ref. GO Bonds	5.00%	10/01/2029	155	159,197
Harris (County of), TX, Series 2016 A, Ref. RB	5.00%	08/15/2025	380	392,481
Harris (County of), TX Metropolitan Transit Authority, Series 2016 A, Ref. RB	5.00%	11/01/2025	130	134,297
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Series 2014 A, RB	5.00%	12/01/2025	25	25,410
Houston (City of), TX, Series 2014 C, Ref. RB	5.00%	05/15/2025	255	257,764
Houston (City of), TX, Series 2016 B, Ref. RB	5.00%	11/15/2025	200	207,137
Lewisville Independent School District, Series 2016 B, Ref. GO Bonds	5.00%	08/15/2028	115	118,539
Lone Star College System, Series 2015 B, Ref. GO Bonds	5.00%	02/15/2025	105	107,440
Lower Colorado River Authority, Series 2015, Ref. RB	4.00%	05/15/2045	250	220,923
North East Independent School District, Series 2015, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/01/2031	230	236,751
North Texas Municipal Water District, Series 2015, Ref. RB	5.00%	09/01/2029	200	207,551
North Texas Tollway Authority, Series 2008 I, Ref. RB(a)(b)	6.20%	01/01/2025	100	103,628
North Texas Tollway Authority, Series 2014 A, Ref. RB	5.00%	01/01/2025	250	251,141
North Texas Tollway Authority, Series 2015 A, Ref. RB	5.00%	01/01/2032	225	228,295
North Texas Tollway Authority, Series 2015 A, Ref. RB	5.00%	01/01/2033	200	202,761

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

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	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
North Texas Tollway Authority, Series 2015 A, Ref. RB	5.00%	01/01/2034	$355	$359,674
North Texas Tollway Authority, Series 2015 A, Ref. RB	5.00%	01/01/2035	145	146,765
North Texas Tollway Authority, Series 2015 B, Ref. RB	5.00%	01/01/2029	60	60,964
North Texas Tollway Authority, Series 2015 B, Ref. RB	5.00%	01/01/2034	115	116,509
North Texas Tollway Authority, Series 2015 B, Ref. RB	4.00%	01/01/2035	100	100,041
North Texas Tollway Authority, Series 2016 A, Ref. RB	5.00%	01/01/2025	155	155,707
Northwest Independent School District, Series 2015, GO Bonds(a)(b)	5.00%	02/15/2025	65	66,517
Permanent University Fund - University of Texas System, Series 2014 B, Ref. RB	5.00%	07/01/2025	145	147,082
Pflugerville Independent School District, Series 2023 A, GO Bonds	5.00%	02/15/2025	1,000	1,022,950
Plano Independent School District, Series 2023, GO Bonds	5.00%	02/15/2025	1,000	1,023,092
Port Arthur Independent School District, Series 2015 A, GO Bonds(a)(b)	5.00%	02/15/2025	450	460,179
Rockwall Independent School District, Series 2016, GO Bonds(a)(b)	5.00%	02/15/2025	175	179,083
SA Energy Acquisition Public Facility Corp., Series 2007, RB	5.50%	08/01/2025	100	101,774
San Antonio (City of), TX, Series 2012, Ref. RB	5.25%	02/01/2025	270	276,825
Tarrant (County of), TX Regional Water District, Series 2015, Ref. RB	5.00%	03/01/2029	150	153,565
Tarrant County Cultural Education Facilities Finance Corp., Series 2016 A, Ref. RB	5.00%	02/15/2025	50	51,041
Texas (State of), Series 2015 A, Ref. GO Bonds	5.00%	10/01/2027	175	180,693
Texas (State of), Series 2015 A, Ref. GO Bonds	5.00%	10/01/2028	130	134,308
Texas (State of), Series 2015 A, Ref. GO Bonds	5.00%	10/01/2035	200	205,818
Texas (State of), Series 2016 A, GO Bonds	5.00%	04/01/2025	25	25,685
Texas (State of), Series 2016, GO Bonds	5.00%	04/01/2025	115	118,149
Texas (State of) (Water Financial Assistance), Series 2022 B, Ref. GO Bonds	5.00%	08/01/2041	575	584,640
Texas (State of) Transportation Commission State Highway Fund, Series 2016 A, RB	5.00%	10/01/2025	1,000	1,034,427
Texas (State of) Water Development Board, Series 2015 A, RB	5.00%	10/15/2030	305	316,452
Texas (State of) Water Development Board, Series 2015 A, RB	4.00%	10/15/2033	500	502,404
Texas (State of) Water Development Board, Series 2015 A, RB	5.00%	10/15/2040	115	117,638
Texas (State of) Water Development Board, Series 2015 A, RB	5.00%	10/15/2045	100	101,887
Texas A&M University, Series 2017 E, Ref. RB	5.00%	05/15/2025	125	128,593
Texas State University Board of Regents, Series 2017 A, Ref. RB	5.00%	03/15/2025	135	138,387
Ysleta Independent School District, Series 2016, GO Bonds(a)(b)	5.00%	08/15/2025	155	159,786

				15,705,770

Utah-0.40%
Utah (State of), Series 2018, GO Bonds	5.00%	07/01/2025	320	330,326
Utah (State of) Transit Authority, Series 2015 A, Ref. RB(a)(b)	5.00%	06/15/2025	60	61,842
Utah (State of) Transit Authority, Series 2015 A, Ref. RB(a)(b)	5.00%	06/15/2025	80	82,455
Utah (State of) Transit Authority, Series 2015 A, Ref. RB(a)(b)	5.00%	06/15/2025	130	133,990
Utah (State of) Transit Authority, Series 2015 A, Ref. RB	5.00%	06/15/2025	25	25,668
Utah (State of) Transit Authority, Series 2015 A, Ref. RB(a)(b)	5.00%	06/15/2025	15	15,460
Utah (State of) Transit Authority, Series 2015 A, Ref. RB(a)(b)	5.00%	06/15/2025	20	20,614

				670,355

Vermont-0.01%
University of Vermont & State Agricultural College, Series 2015, Ref. RB	5.00%	10/01/2045	20	20,199

Virginia-1.59%
Fairfax (County of), VA, Series 2020 A, Ref. GO Bonds	4.00%	10/01/2025	75	76,197
Richmond (City of), VA, Series 2016, Ref. RB	5.00%	01/15/2025	150	153,534
University of Virginia, Series 2015 A-1, RB	4.00%	04/01/2045	150	144,488
Upper Occoquan Sewage Authority, Series 2014, Ref. RB(a)(b)	5.00%	07/01/2025	500	515,327
Virginia (Commonwealth of) College Building Authority, Series 2015 A, RB(a)(b)	5.00%	02/01/2025	40	40,964
Virginia (Commonwealth of) College Building Authority, Series 2015 A, RB	5.00%	02/01/2025	215	220,239
Virginia (Commonwealth of) College Building Authority, Series 2016 A, Ref. RB, (CEP - Colorado Higher Education Intercept Program)	3.00%	09/01/2025	40	39,506
Virginia (Commonwealth of) College Building Authority (21st Century College and Equipment Programs), Series 2020, RB	5.00%	02/01/2025	130	133,168
Virginia (Commonwealth of) College Building Authority (Public Higher Education Financing), Series 2015 B, Ref. RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	09/01/2025	45	46,558
Virginia (Commonwealth of) Public Building Authority, Series 2015 A, RB	4.00%	08/01/2033	1,000	1,006,423

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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	Interest Rate	Maturity Date	Principal Amount (000)	Value
Virginia-(continued)
Virginia (Commonwealth of) Public Building Authority, Series 2016 B, Ref. RB	5.00%	08/01/2025	$65	$67,089
Virginia (Commonwealth of) Public School Authority, Series 2014 B, Ref. RB, (CEP - Colorado Higher Education Intercept Program)	4.00%	08/01/2025	90	90,495
Virginia (Commonwealth of) Transportation Board, Series 2017 A, Ref. RB	5.00%	05/15/2025	120	123,489

				2,657,477

Washington-5.20%
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2015 S-1, Ref. RB(a)(b)	4.00%	11/01/2025	1,000	1,016,194
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2015 S-1, Ref. RB(a)(b)	5.00%	11/01/2025	30	31,105
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2015 S-1, Ref. RB(a)(b)	5.00%	11/01/2025	75	77,764
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2015 S-1, Ref. RB(a)(b)	5.00%	11/01/2025	75	77,764
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2015 S-1, Ref. RB(a)(b)	5.00%	11/01/2025	150	155,528
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2015 S-1, Ref. RB(a)(b)	5.00%	11/01/2025	20	20,737
Energy Northwest (Bonneville Power Administration), Series 2016 A, Ref. RB	5.00%	07/01/2025	100	103,083
Energy Northwest (Columbia Generating Station), Series 2015 A, Ref. RB	5.00%	07/01/2029	100	102,844
Energy Northwest (Columbia Generating Station), Series 2015 A, Ref. RB	5.00%	07/01/2032	75	77,013
Energy Northwest (Columbia Generating Station), Series 2015 A, Ref. RB	5.00%	07/01/2033	170	174,532
Energy Northwest (Columbia Generating Station), Series 2015 C, Ref. RB	5.00%	07/01/2031	500	513,597
Energy Northwest (No. 3), Series 2018, Ref. RB	5.00%	07/01/2025	500	515,416
King (County of), WA, Series 2015, Ref. GO Bonds(a)(b)	5.00%	01/01/2025	115	117,524
King (County of), WA, Series 2015, Ref. RB(a)(b)	5.00%	01/01/2025	40	40,904
King (County of), WA, Series 2015, Ref. RB(a)(b)	5.00%	01/01/2025	55	56,243
King (County of), WA, Series 2015, Ref. RB	4.00%	07/01/2045	75	70,780
Pierce County School District No. 10 Tacoma, Series 2015, Ref. GO Bonds(a)(b)	5.00%	12/01/2025	50	51,979
Seattle (City of), WA, Series 2019 B, Ref. RB	5.00%	02/01/2025	300	307,311
Snohomish (County of), WA Public Utility District No. 1, Series 2015, RB	5.00%	12/01/2045	20	20,192
Snohomish County School District No. 201 Snohomish, Series 2016, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2027	10	10,363
Washington (State of), Series 2014 C, Ref. GO Bonds	5.00%	07/01/2030	700	713,691
Washington (State of), Series 2014 C, Ref. GO Bonds	5.00%	07/01/2032	295	300,578
Washington (State of), Series 2014 D, Ref. GO Bonds	5.00%	07/01/2032	345	351,523
Washington (State of), Series 2014 R, Ref. GO Bonds	5.00%	07/01/2028	45	45,939
Washington (State of), Series 2014 R, Ref. GO Bonds	5.00%	07/01/2029	10	10,198
Washington (State of), Series 2014 R, Ref. GO Bonds	5.00%	07/01/2030	125	127,445
Washington (State of), Series 2015 A-1, GO Bonds	5.00%	08/01/2031	200	205,647
Washington (State of), Series 2015 A-1, GO Bonds	5.00%	08/01/2035	1,000	1,023,775
Washington (State of), Series 2015 R, Ref. GO Bonds	5.00%	07/01/2026	15	15,317
Washington (State of), Series 2015 R, Ref. GO Bonds	5.00%	07/01/2029	865	882,143
Washington (State of), Series 2015 R, Ref. GO Bonds	4.00%	07/01/2031	400	401,757
Washington (State of), Series 2015 R, Ref. GO Bonds	5.00%	07/01/2031	140	142,774
Washington (State of), Series 2015 R, Ref. GO Bonds	5.00%	07/01/2032	200	203,782
Washington (State of), Series 2015 R, Ref. GO Bonds	5.00%	07/01/2033	200	203,756
Washington (State of), Series 2017 R, Ref. GO Bonds	5.00%	08/01/2025	250	258,316
Washington (State of) Health Care Facilities Authority (Central Washington Health Services Association), Series 2015, Ref. RB	4.00%	07/01/2036	110	104,337
Washington (State of) Health Care Facilities Authority (Central Washington Health Services Association), Series 2015, Ref. RB	5.00%	07/01/2039	75	75,229
Washington (State of) Health Care Facilities Authority (Multicare Health System), Series 2015 B, Ref. RB	5.00%	08/15/2030	35	35,604
Washington (State of) Health Care Facilities Authority (Seattle Cancer Care Alliance), Series 2014, Ref. RB	5.00%	03/01/2038	40	40,333

				8,683,017

Wisconsin-0.55%
Wisconsin (State of), Series 2015, Ref. GO Bonds	5.00%	05/01/2027	175	180,548
Wisconsin (State of), Series 2016-1, Ref. GO Bonds	5.00%	11/01/2025	30	30,863
Wisconsin (State of), Series 2017 A, GO Bonds(a)(b)	5.00%	05/01/2025	115	118,283
Wisconsin (State of), Series 2017 A, GO Bonds	5.00%	05/01/2027	250	257,926
Wisconsin (State of), Series 2019 A, Ref. RB(a)	5.00%	05/01/2025	45	46,284

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

228

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin-(continued)
Wisconsin (State of) Department of Transportation, Series 2017-1, Ref. RB	5.00%	07/01/2025	$35	$36,079
Wisconsin (State of) Department of Transportation, Series 2017-2, Ref. RB	5.00%	07/01/2025	50	51,542
Wisconsin (State of) Public Finance Authority (Renown Regional Medical Center), Series 2015 A, RB	4.25%	06/01/2041	200	190,205

				911,730

TOTAL INVESTMENTS IN SECURITIES(d)-98.70% (Cost $167,980,006)				164,747,373
OTHER ASSETS LESS LIABILITIES-1.30%				2,161,982

NET ASSETS-100.00%				$166,909,355

Investment Abbreviations:

AGM	-Assured Guaranty Municipal Corp.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
NATL	-National Public Finance Guarantee Corp.
RB	-Revenue Bonds
Ref.	-Refunding
RN	-Revenue Notes

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.60%
Alabama-0.85%
Alabama (State of) Economic Settlement Authority, Series 2016 A, RB	4.00%	09/15/2033	$200	$200,791
Alabama (State of) Federal Aid Highway Finance Authority (Garvee), Series 2016 A, RB(a)(b)	5.00%	09/01/2026	120	126,839
Alabama (State of) Federal Aid Highway Finance Authority (Garvee), Series 2016 A, RB(a)(b)	5.00%	09/01/2026	200	211,398
Alabama (State of) Federal Aid Highway Finance Authority (Garvee), Series 2017 B, Ref. RB(a)	5.00%	09/01/2026	20	21,075
Alabama (State of) Public School & College Authority (Social Bonds), Series 2020 A, Ref. RB	5.00%	11/01/2026	50	52,873
Birmingham (City of), AL Special Care Facilities Financing Authority (Ascension Senior Credit Group), Series 2016, Ref. RB	5.00%	11/15/2046	150	151,161
Tuscaloosa (City of), AL Board of Education, Series 2016, Revenue Wts.(a)(b)	5.00%	08/01/2026	60	63,033
UAB Medicine Finance Authority, Series 2016 B, Ref. RB	3.63%	09/01/2041	20	17,634
UAB Medicine Finance Authority, Series 2016 B, Ref. RB	5.00%	09/01/2041	125	127,259

				972,063

Alaska-0.13%
North Slope (Borough of), AK, Series 2021 C, GO Bonds	4.00%	06/30/2026	150	153,300

Arizona-1.07%
Arizona (State of) Sports & Tourism Authority, Series 2022, Ref. RB, (INS - BAM)(c)	5.00%	07/01/2026	100	104,138
Arizona (State of) Transportation Board (Garvee), Series 2016, Ref. RB	5.00%	07/01/2026	130	136,380
Arizona State University (Green Bonds), Series 2016 B, RB	5.00%	07/01/2042	200	204,302
Maricopa (County of), AZ Industrial Development Authority (Banner Health Obligated Group), Series 2016, Ref. RB	5.00%	01/01/2026	30	31,136
Maricopa (County of), AZ Special Health Care District (Maricopa Integrated Health), Series 2018 C, GO Bonds	5.00%	07/01/2026	30	31,406
Mesa (City of), AZ, Series 2017, Ref. RB	4.00%	07/01/2026	5	5,112
Phoenix (City of), AZ, Series 2016, Ref. GO Bonds	5.00%	07/01/2026	80	84,037
Phoenix (City of), AZ Industrial Development Authority (The) (Eastern Kentucky University), Series 2016, RB	4.00%	10/01/2047	70	60,599
Phoenix Civic Improvement Corp., Series 2016, Ref. RB	5.00%	07/01/2033	20	20,930
Phoenix Civic Improvement Corp., Series 2017, Ref. RB	5.00%	07/01/2026	25	26,241
Phoenix Civic Improvement Corp., Series 2017, Ref. RB	5.00%	07/01/2029	50	52,394
Phoenix Civic Improvement Corp., Series 2017, Ref. RB	5.00%	07/01/2030	50	52,380
Phoenix Civic Improvement Corp., Series 2017, Ref. RB	5.00%	07/01/2032	10	10,471
Phoenix Civic Improvement Corp., Series 2017, Ref. RB	5.00%	07/01/2033	100	104,650
Phoenix Civic Improvement Corp., Series 2017, Ref. RB	5.00%	07/01/2034	25	26,121
Phoenix Civic Improvement Corp., Series 2021 B, Ref. RB	5.00%	07/01/2026	70	73,629
Pima (County of), AZ, Series 2016, Ref. RB	5.00%	07/01/2026	5	5,248
Salt River Project Agricultural Improvement & Power District, Series 2017, Ref. RB	5.00%	01/01/2026	70	72,923
Salt River Project Agricultural Improvement & Power District, Series 2021 A, Ref. RB	5.00%	01/01/2026	110	114,593

				1,216,690

California-17.60%
Alameda (City of), CA Corridor Transportation Authority, Series 2016 B, Ref. RB, (INS - AGM)(c)	4.00%	10/01/2037	100	98,910
Alameda (County of), CA Joint Powers Authority (Juvenile Justice), Series 2016, Ref. RB	4.00%	12/01/2034	25	25,377
Bay Area Toll Authority (San Francisco Bay Area), Series 2017, Ref. RB	5.00%	04/01/2026	20	20,986
California (State of), Series 2016, GO Bonds	5.00%	09/01/2029	25	26,417
California (State of), Series 2016, GO Bonds	3.00%	09/01/2046	5	3,988
California (State of), Series 2016, Ref. GO Bonds	5.00%	09/01/2029	700	739,672
California (State of), Series 2016, Ref. GO Bonds	4.00%	09/01/2031	400	409,367
California (State of), Series 2016, Ref. GO Bonds	5.00%	09/01/2032	420	441,853
California (State of), Series 2016, Ref. GO Bonds	5.00%	09/01/2032	180	189,366
California (State of), Series 2016, Ref. GO Bonds	5.00%	09/01/2033	100	105,183
California (State of), Series 2016, Ref. GO Bonds	4.00%	09/01/2034	735	749,667
California (State of), Series 2016, Ref. GO Bonds	4.00%	09/01/2035	500	506,665
California (State of), Series 2017, Ref. GO Bonds	5.00%	11/01/2026	235	249,447
California (State of), Series 2017, Ref. GO Bonds	5.00%	08/01/2033	150	157,566

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of), Series 2017, Ref. GO Bonds	5.00%	08/01/2034	$500	$524,918
California (State of), Series 2017, Ref. GO Bonds	5.00%	08/01/2036	100	104,679
California (State of), Series 2018, GO Bonds	5.00%	10/01/2026	210	222,530
California (State of), Series 2018, GO Bonds	5.00%	10/01/2026	15	15,755
California (State of), Series 2018, GO Bonds	5.00%	10/01/2047	350	360,907
California (State of), Series 2018, Ref. GO Bonds	5.00%	10/01/2029	150	157,363
California (State of), Series 2019, Ref. GO Bonds	5.00%	10/01/2026	75	79,475
California (State of), Series 2020, GO Bonds	3.00%	03/01/2026	100	99,654
California (State of), Series 2021, Ref. GO Bonds	5.00%	12/01/2026	400	425,324
California (State of), Series 2022, GO Bonds	5.00%	04/01/2026	20	20,981
California (State of) (Bid Group C), Series 2016, Ref. GO Bonds	5.00%	08/01/2028	100	105,559
California (State of) (Bid Group C), Series 2016, Ref. GO Bonds	5.00%	08/01/2030	25	26,353
California (State of) (Bid Group C), Series 2016, Ref. GO Bonds	5.00%	08/01/2033	210	220,592
California (State of) (Bid Group C), Series 2018, Ref. GO Bonds	5.00%	08/01/2026	50	52,798
California (State of) Department of Water Resources (Central Valley), Series 2016 AW, Ref. RB	5.00%	12/01/2028	75	79,990
California (State of) Department of Water Resources (Central Valley), Series 2016 AW, Ref. RB	5.00%	12/01/2029	10	10,634
California (State of) Department of Water Resources (Central Valley), Series 2016 AW, Ref. RB	4.00%	12/01/2034	10	10,292
California (State of) Department of Water Resources (Central Valley), Series 2016 AW, Ref. RB	4.00%	12/01/2035	10	10,227
California (State of) Department of Water Resources (Central Valley), Series 2020 BB, Ref. RB	5.00%	12/01/2026	175	186,414
California (State of) Educational Facilities Authority (Pepperdine University), Series 2016, Ref. RB(a)(b)	5.00%	04/01/2026	20	20,996
California (State of) Health Facilities Financing Authority (Adventist Health System), Series 2016 A, Ref. RB	4.00%	03/01/2039	55	51,561
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center), Series 2015, Ref. RB	5.00%	11/15/2026	45	46,769
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center), Series 2016 A, RB	5.00%	08/15/2033	95	100,210
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center), Series 2016 B, Ref. RB	4.00%	08/15/2035	70	70,717
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center), Series 2016 B, Ref. RB	5.00%	08/15/2035	205	215,172
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center), Series 2016 B, Ref. RB	4.00%	08/15/2039	170	170,056
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford), Series 2016 B, RB	5.00%	08/15/2055	150	151,629
California (State of) Health Facilities Financing Authority (Providence St. Joseph Health), Series 2016 A, Ref. RB	4.00%	10/01/2035	105	105,121
California (State of) Health Facilities Financing Authority (Providence St. Joseph Health), Series 2016 A, Ref. RB	4.00%	10/01/2036	100	99,191
California (State of) Health Facilities Financing Authority (Providence St. Joseph Health), Series 2016 A, Ref. RB	4.00%	10/01/2047	25	22,529
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2016 B, Ref. RB(a)(b)	5.00%	11/15/2026	40	42,551
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2016 B, Ref. RB	5.00%	11/15/2046	60	61,367
California (State of) Infrastructure & Economic Development Bank (Bay Area Toll Bridges), Series 2003 A, RB(a)	5.00%	07/01/2026	10	10,555
California (State of) Infrastructure & Economic Development Bank (Clean Water Revolving Fund) (Green Bonds), Series 2016, RB	5.00%	10/01/2027	110	115,881
California (State of) Infrastructure & Economic Development Bank (Clean Water Revolving Fund) (Green Bonds), Series 2016, RB	5.00%	10/01/2028	160	168,583
California (State of) Infrastructure & Economic Development Bank (Clean Water Revolving Fund) (Green Bonds), Series 2016, RB	5.00%	10/01/2029	50	52,644
California (State of) Infrastructure & Economic Development Bank (Clean Water Revolving Fund) (Green Bonds), Series 2016, RB	5.00%	10/01/2030	95	99,965
California (State of) Infrastructure & Economic Development Bank (Clean Water Revolving Fund) (Green Bonds), Series 2016, RB	5.00%	10/01/2031	25	26,289
California (State of) Infrastructure & Economic Development Bank (Clean Water Revolving Fund) (Green Bonds), Series 2017, RB	5.00%	10/01/2026	55	58,382
California (State of) Municipal Finance Authority (Humangood - California Obligated Group), Series 2019 A, Ref. RB	5.00%	10/01/2044	200	202,245

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Public Finance Authority (Henry Mayo Newhall Hospital), Series 2017, Ref. RB	5.00%	10/15/2047	$200	$193,801
California (State of) Public Works Board, Series 2015 F, Ref. RB	5.00%	05/01/2026	35	36,029
California (State of) Public Works Board, Series 2017 B, Ref. RB	5.00%	10/01/2026	30	31,844
California (State of) Public Works Board (Various Capital), Series 2016 C, Ref. RB	5.00%	11/01/2026	25	26,584
California (State of) Public Works Board (Various Capital), Series 2016 C, Ref. RB	5.00%	11/01/2029	70	74,377
California (State of) Public Works Board (Various Capital), Series 2016 C, Ref. RB	4.00%	11/01/2032	220	223,693
California (State of) Public Works Board (Various Capital), Series 2016 C, Ref. RB	5.00%	11/01/2033	55	58,259
California (State of) Public Works Board (Various Capital), Series 2016 D, Ref. RB	4.00%	04/01/2032	55	55,900
California (State of) Statewide Communities Development Authority (Adventist Health System), Series 2015 A, Ref. RB	4.13%	03/01/2034	30	30,041
California (State of) Statewide Communities Development Authority (Enloe Medical Center), Series 2015, Ref. RB(a)(b)	5.00%	02/15/2026	25	26,231
California State University, Series 2016 A, Ref. RB	5.00%	11/01/2026	65	68,577
California State University, Series 2016 A, Ref. RB	5.00%	11/01/2027	100	105,571
California State University, Series 2016 A, Ref. RB	5.00%	11/01/2028	40	42,167
California State University, Series 2016 A, Ref. RB	5.00%	11/01/2029	75	78,944
California State University, Series 2016 A, Ref. RB	5.00%	11/01/2031	35	36,783
California State University, Series 2016 A, Ref. RB	5.00%	11/01/2032	30	31,516
California State University, Series 2016 A, Ref. RB	5.00%	11/01/2033	5	5,251
California State University, Series 2016 A, Ref. RB	4.00%	11/01/2034	10	10,138
California State University, Series 2016 A, Ref. RB	5.00%	11/01/2036	45	47,008
California State University, Series 2016 A, Ref. RB	5.00%	11/01/2041	100	103,621
California State University, Series 2016 A, Ref. RB	5.00%	11/01/2045	400	412,198
Chabot-Las Positas Community College District, Series 2016, Ref. GO Bonds	4.00%	08/01/2034	195	197,728
Coachella Valley Unified School District (Election of 2005), Series 2016 F, GO Bonds, (INS - BAM)(c)	5.00%	08/01/2046	175	180,667
East Side Union High School District, Series 2003 B, Ref. GO Bonds, (INS - NATL)(c)	5.25%	02/01/2026	100	103,231
Eastern Municipal Water District, Series 2016 A, Ref. RB	5.00%	07/01/2042	125	129,645
Eastern Municipal Water District Financing Authority, Series 2016 B, Ref. RB	5.00%	07/01/2033	10	10,571
Fresno Unified School District, Series 2002 A, Ref. GO Bonds, (INS - NATL)(c)	6.00%	08/01/2026	20	20,640
Grossmont Union High School District (Election of 2008), Series 2016 B, Ref. GO Bonds	3.00%	08/01/2045	125	97,155
Hayward Unified School District, Series 2017, GO Bonds, (INS - AGM)(c)	3.50%	08/01/2037	45	41,689
Imperial Irrigation District, Series 2016 C, Ref. RB	5.00%	11/01/2036	250	260,958
Imperial Irrigation District, Series 2016 C, Ref. RB	5.00%	11/01/2038	25	25,893
Irvine Ranch Water District, Series 2016, RB	5.25%	02/01/2046	30	31,342
Los Angeles (City of), CA Department of Airports, Series 2020 A, Ref. RB	5.00%	05/15/2026	120	126,752
Los Angeles (City of), CA Department of Water & Power, Series 2016 A, Ref. RB	5.00%	07/01/2041	50	51,602
Los Angeles (City of), CA Department of Water & Power, Series 2016 A, Ref. RB	5.00%	07/01/2046	100	102,418
Los Angeles (City of), CA Department of Water & Power, Series 2016 B, RB	5.00%	07/01/2027	15	15,687
Los Angeles (City of), CA Department of Water & Power, Series 2016 B, Ref. RB	5.00%	07/01/2026	25	26,203
Los Angeles (City of), CA Department of Water & Power, Series 2016 B, Ref. RB	5.00%	07/01/2027	10	10,467
Los Angeles (City of), CA Department of Water & Power, Series 2016 B, Ref. RB	5.00%	07/01/2030	40	41,839
Los Angeles (City of), CA Department of Water & Power, Series 2016 B, Ref. RB	5.00%	07/01/2031	25	26,153
Los Angeles (City of), CA Department of Water & Power, Series 2020 A, Ref. RB	5.00%	07/01/2026	215	227,221
Los Angeles (City of), CA Department of Water & Power, Series 2021 A, RB	5.00%	07/01/2026	250	263,839
Los Angeles (City of), CA Department of Water & Power, Series 2022 C, Ref. RB	5.00%	07/01/2026	50	52,842
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2016 A, Ref. RB	5.00%	06/01/2030	200	211,193
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2016 A, Ref. RB	5.00%	06/01/2031	90	94,923
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2016 A, Ref. RB	5.00%	06/01/2032	60	63,264
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2016 A, Ref. RB	5.00%	06/01/2034	35	36,859
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2016 A, Ref. RB	5.00%	06/01/2035	10	10,497
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2021 A, RB	5.00%	06/01/2026	25	26,379
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2017 A, RB	5.00%	07/01/2026	50	52,856
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2019 A, RB	5.00%	07/01/2026	50	52,856
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2020 A, RB	5.00%	06/01/2026	35	36,940
Los Angeles Community College District, Series 2016, Ref. GO Bonds	5.00%	08/01/2036	45	47,374
Los Angeles Community College District, Series 2016, Ref. GO Bonds	5.00%	08/01/2038	5	5,232
Los Angeles Community College District (Election of 2008), Series 2019 K, GO Bonds	4.00%	08/01/2034	75	76,847
Los Angeles Community College District (Election of 2008), Series 2019 K, GO Bonds	4.00%	08/01/2035	20	20,394

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

232

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	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Los Angeles Community College District (Election of 2008), Series 2019 K, GO Bonds	4.00%	08/01/2036	$20	$20,276
Los Angeles Unified School District, Series 2016 B, Ref. GO Bonds	5.00%	07/01/2030	105	110,797
Los Angeles Unified School District, Series 2017 A, Ref. GO Bonds	5.00%	07/01/2026	375	396,734
Los Angeles Unified School District (Sustainability Bonds), Series 2023 A, COP	5.00%	10/01/2026	500	526,674
Metropolitan Water District of Southern California, Series 2016 A, Ref. RB(a)(b)	5.00%	01/01/2026	500	523,049
Metropolitan Water District of Southern California, Series 2020 A, Ref. RB	5.00%	07/01/2026	150	158,610
Montebello Unified School District (Election of 2016), Series 2016 A, GO Bonds	5.00%	08/01/2041	100	103,451
Mountain View Whisman School District (Election of 2012), Series 2016 B, GO Bonds(a)(b)	4.00%	09/01/2026	10	10,309
Municipal Improvement Corp. of Los Angeles, Series 2016 B, Ref. RB	4.00%	11/01/2036	25	25,175
Municipal Improvement Corp. of Los Angeles (Real Property), Series 2016 B, Ref. RB	5.00%	11/01/2029	250	265,048
Municipal Improvement Corp. of Los Angeles (Real Property), Series 2016 B, Ref. RB	5.00%	11/01/2030	195	206,830
Municipal Improvement Corp. of Los Angeles (Real Property), Series 2016 B, Ref. RB	4.00%	11/01/2035	100	101,264
Oakland Unified School District, Series 2016, Ref. GO Bonds	5.00%	08/01/2029	45	47,406
Palomar Health, Series 2016 B, Ref. GO Bonds	4.00%	08/01/2035	20	19,695
Palomar Health, Series 2016 B, Ref. GO Bonds	4.00%	08/01/2036	200	197,295
Palomar Health, Series 2016, Ref. RB	5.00%	11/01/2039	110	110,726
Pasadena Unified School District (Election of 2008), Series 2016, GO Bonds	4.00%	08/01/2035	20	20,189
Regents of the University of California Medical Center, Series 2016 L, Ref. RB	5.00%	05/15/2032	40	42,213
Regents of the University of California Medical Center, Series 2016 L, Ref. RB	5.00%	05/15/2033	25	26,374
Regents of the University of California Medical Center, Series 2016 L, Ref. RB	5.00%	05/15/2034	15	15,799
Regents of the University of California Medical Center, Series 2016 L, Ref. RB	4.00%	05/15/2038	140	139,144
Regents of the University of California Medical Center, Series 2016 L, Ref. RB	5.00%	05/15/2041	50	51,701
Sacramento (City of), CA Municipal Utility District, Series 2021 I, Ref. RB	5.00%	08/15/2026	20	21,172
Sacramento (County of), CA, Series 2016 B, Ref. RB	5.00%	07/01/2041	30	30,947
San Bernardino (County of), CA (Arrowhead), Series 2019 A, Ref. COP	5.00%	10/01/2026	125	132,572
San Diego (City of), CA Association of Governments (Mid Coast Corridor; Green Bonds), Series 2019, RB	5.00%	11/15/2026	75	77,984
San Diego (City of), CA Public Facilities Financing Authority, Series 2015, Ref. RB	4.00%	05/15/2026	120	121,809
San Diego (City of), CA Public Facilities Financing Authority, Series 2016 A, Ref. RB	5.00%	05/15/2029	5	5,292
San Diego (City of), CA Public Facilities Financing Authority, Series 2016 A, Ref. RB	5.00%	05/15/2032	145	152,946
San Diego (City of), CA Public Facilities Financing Authority, Series 2016 A, Ref. RB	5.00%	05/15/2035	100	105,079
San Diego (City of), CA Public Facilities Financing Authority, Series 2016 B, Ref. RB	5.00%	08/01/2028	30	31,807
San Diego (City of), CA Public Facilities Financing Authority, Series 2016 B, Ref. RB	5.00%	08/01/2037	60	62,759
San Diego (County of), CA Regional Transportation Commission, Series 2016 A, RB	5.00%	04/01/2041	125	130,160
San Diego Community College District, Series 2016, Ref. GO Bonds(a)(b)	4.00%	08/01/2026	115	118,906
San Diego Community College District, Series 2016, Ref. GO Bonds(a)(b)	5.00%	08/01/2026	10	10,617
San Diego Community College District, Series 2016, Ref. GO Bonds	5.00%	08/01/2028	100	106,108
San Diego Unified School District, Series 2005 C-2, Ref. GO Bonds, (INS - AGM)(c)	5.50%	07/01/2026	35	37,411
San Diego Unified School District, Series 2016 1, Ref. GO Bonds	4.00%	07/01/2032	25	25,546
San Diego Unified School District, Series 2016 R-5, Ref. GO Bonds	5.00%	07/01/2029	130	137,778
San Diego Unified School District, Series 2016, Ref. GO Bonds	4.00%	07/01/2033	35	35,716
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Second Series 2022 B, Ref. RB	5.00%	05/01/2026	5	5,256
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2016 C, RB	5.00%	05/01/2046	100	102,508
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2019 D, Ref. RB	5.00%	05/01/2026	40	42,045
San Francisco (City & County of), CA Redevelopment Agency Successor Agency (Mission Bay South Redevelopment), Series 2016 C, Ref. RB, (INS - NATL)(c)	5.00%	08/01/2041	150	153,970
San Francisco (City of), CA Public Utilities Commission, Series 2016, Ref. RB	5.00%	11/01/2028	20	21,322
San Francisco (County of), CA Transportation Authority, Series 2017, RB	4.00%	02/01/2026	150	153,671
San Jose (City of), CA Redevelopment Agency Successor Agency, Series 2017 B, Ref. RB	5.00%	08/01/2026	30	31,602
Santa Clara (County of), CA Water District (Green Bonds), Series 2022 B, COP	5.00%	12/01/2026	65	69,150
Santa Clara Valley Transportation Authority, Series 2018 A, Ref. RB	5.00%	06/01/2026	100	105,787
Santa Clara Valley Transportation Authority, Series 2023 A, Ref. RB	5.00%	04/01/2026	500	526,935
Santa Clara Valley Water District, Series 2023, COP	4.00%	06/01/2026	20	20,514
Silicon Valley Clean Water (WIFIA WWTP), Series 2021 B, RN	0.50%	03/01/2026	500	453,563
Stockton Unified School District, Series 2016, Ref. GO Bonds	5.00%	08/01/2031	20	20,807

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

233

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	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Sweetwater Union High School District (Election of 2006), Series 2016 B, GO Bonds, (INS - AGM)(c)	3.38%	08/01/2040	$80	$69,010
University of California, Series 2016 AR, Ref. RB	5.00%	05/15/2031	130	137,270
University of California, Series 2016 AR, Ref. RB	5.00%	05/15/2046	25	25,835
University of California, Series 2017 AY, Ref. RB	5.00%	05/15/2026	200	210,934
University of California (Limited), Series 2015 I, Ref. RB	5.00%	05/15/2026	45	46,439
University of California (Limited), Series 2016 K, RB	5.00%	05/15/2035	120	126,095
University of California (Limited), Series 2016 K, RB	4.00%	05/15/2036	55	55,482
University of California (Limited), Series 2016 K, RB	5.00%	05/15/2051	300	309,343
Victor Valley Union High School District, Series 2016 A, Ref. GO Bonds, (INS - BAM)(c)	3.00%	08/01/2034	20	18,557
West Hollywood (City of), CA Public Financing Authority (Park Phase II), Series 2016, Ref. RB	3.00%	04/01/2041	125	102,289

				20,081,763

Colorado-1.93%
Adams & Arapahoe Joint School District No. 28J Aurora, Series 2017 A, Ref. GO Bonds	5.00%	12/01/2030	125	132,268
Adams 12 Five Star Schools, Series 2016 B, Ref. GO Bonds	5.00%	12/15/2028	100	105,314
Adams 12 Five Star Schools, Series 2016 B, Ref. GO Bonds	5.00%	12/15/2030	150	157,779
Arapahoe County School District No. 6 Littleton, Series 2019 A, GO Bonds	5.00%	12/01/2026	20	21,196
Aurora (City of), CO (Green Bonds), Series 2016, Ref. RB(a)(b)	5.00%	08/01/2026	25	26,335
Colorado (State of), Series 2021 A, COP	5.00%	12/15/2026	40	42,297
Colorado (State of) Health Facilities Authority (SCL Health System), Series 2019 A, Ref. RB	5.00%	01/01/2026	95	98,361
Colorado (State of) Health Facilities Authority (Vail Valley Medical Center), Series 2015, RB	5.00%	01/15/2035	190	195,189
Colorado (State of) Higher Education, Series 2014 A, Ref. COP	5.00%	11/01/2026	30	31,705
Colorado (State of) Regional Transportation District, Series 2015, COP	5.00%	06/01/2026	160	164,314
Colorado Springs (City of), CO, Series 2018 A-1, Ref. RB	5.00%	11/15/2026	30	31,720
Commerce (City of), CO, Series 2016, RB(a)(b)	5.00%	08/01/2026	55	57,780
Denver (City & County of), CO, Series 2016 A, Ref. RB	5.00%	11/15/2031	125	131,361
Denver (City & County of), CO, Series 2016 A, Ref. RB	5.00%	11/15/2032	10	10,504
Denver (City & County of), CO (Convention Center Expansion), Series 2018 A, COP	5.38%	06/01/2043	215	221,673
Denver City & County School District No. 1, Series 2016, Ref. GO Bonds	4.00%	12/01/2026	90	91,451
Denver City & County School District No. 1, Series 2017, GO Bonds	5.00%	12/01/2030	105	110,707
Denver City & County School District No. 1, Series 2017, GO Bonds	5.00%	12/01/2031	55	57,920
Denver City & County School District No. 1, Series 2017, GO Bonds	5.00%	12/01/2037	5	5,211
Denver City & County School District No. 1, Series 2017, GO Bonds	5.00%	12/01/2038	90	93,625
Eagle County School District No. Re50J, Series 2017, GO Bonds	5.00%	12/01/2035	100	104,401
Jefferson County School District R-1, Series 2012, Ref. GO Bonds	5.00%	12/15/2026	40	42,413
St. Vrain Valley School District Re-1J (Boulder, Larimer & Weld Counties and the City and County of Broomfield), Series 2016 C, GO Bonds	5.00%	12/15/2032	105	110,780
University of Colorado, Series 2017 A-2, Ref. RB	5.00%	06/01/2026	55	57,664
Weld County School District No. RE-4, Series 2016, GO Bonds	5.25%	12/01/2041	100	103,302

				2,205,270

Connecticut-1.84%
Connecticut (State of), Series 2015 A, GO Bonds	5.00%	03/15/2026	10	10,247
Connecticut (State of), Series 2015 F, GO Bonds	5.00%	11/15/2026	375	388,852
Connecticut (State of), Series 2016 E, GO Bonds	5.00%	10/15/2029	200	210,422
Connecticut (State of), Series 2018 B, RB	5.00%	10/01/2026	55	58,017
Connecticut (State of), Series 2018 C, GO Bonds	5.00%	06/15/2026	100	104,871
Connecticut (State of), Series 2018 E, GO Bonds	5.00%	09/15/2026	175	184,445
Connecticut (State of), Series 2019 A, GO Bonds	5.00%	04/15/2026	35	36,585
Connecticut (State of), Series 2020 A, GO Bonds	5.00%	01/15/2026	160	166,440
Connecticut (State of), Series 2022 D, Ref. GO Bonds	5.00%	09/15/2026	500	526,986
Connecticut (State of) (Transportation Infrastructure), Series 2016 A, RB	5.00%	09/01/2026	150	157,977
Connecticut (State of) (Transportation Infrastructure), Series 2016 A, RB	5.00%	09/01/2029	25	26,256
Connecticut (State of) (Transportation Infrastructure), Series 2016 A, RB	5.00%	09/01/2030	100	104,748
Connecticut (State of) (Transportation Infrastructure), Series 2016 A, RB	4.00%	09/01/2035	25	25,199
Connecticut (State of) Health & Educational Facilities Authority (Trinity Health Corp.), Series 2016, RB	5.00%	12/01/2045	100	101,005

				2,102,050

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

234

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	Interest Rate	Maturity Date	Principal Amount (000)	Value
District of Columbia-2.09%
District of Columbia, Series 2016 A, GO Bonds	5.00%	06/01/2030	$135	$141,357
District of Columbia, Series 2016 A, GO Bonds	5.00%	06/01/2031	30	31,421
District of Columbia, Series 2016 A, GO Bonds	5.00%	06/01/2032	175	183,193
District of Columbia, Series 2016 A, GO Bonds	5.00%	06/01/2041	500	514,139
District of Columbia, Series 2016 D, GO Bonds	5.00%	06/01/2033	10	10,542
District of Columbia, Series 2016 D, GO Bonds	5.00%	06/01/2034	275	289,298
District of Columbia, Series 2016 D, GO Bonds	5.00%	06/01/2036	635	661,860
District of Columbia, Series 2016 D, GO Bonds	5.00%	06/01/2041	15	15,495
District of Columbia, Series 2016 E, Ref. GO Bonds	5.00%	06/01/2031	85	89,687
District of Columbia Water & Sewer Authority, Series 2016 A, Ref. RB	5.00%	10/01/2030	15	15,642
District of Columbia Water & Sewer Authority, Series 2016 A, Ref. RB	5.00%	10/01/2031	15	15,631
District of Columbia Water & Sewer Authority, Series 2016 A, Ref. RB	5.00%	10/01/2032	55	57,257
District of Columbia Water & Sewer Authority, Series 2016 A, Ref. RB	5.00%	10/01/2036	250	259,010
Washington Convention & Sports Authority, Series 2018 A, Ref. RB	5.00%	10/01/2026	100	105,425

				2,389,957

Florida-3.98%
Broward (County of), FL School Board, Series 2015 A, Ref. COP	5.00%	07/01/2026	125	128,154
Central Florida Expressway Authority, Series 2016 B, Ref. RB	5.00%	07/01/2028	20	20,903
Central Florida Expressway Authority, Series 2016 B, Ref. RB	4.00%	07/01/2030	5	5,065
Central Florida Expressway Authority, Series 2016 B, Ref. RB	4.00%	07/01/2031	55	55,549
Central Florida Expressway Authority, Series 2016 B, Ref. RB	5.00%	07/01/2034	200	206,462
Central Florida Expressway Authority, Series 2016 B, Ref. RB	4.00%	07/01/2035	100	100,126
Florida (State of), Series 2015 E, Ref. GO Bonds	5.00%	06/01/2026	50	51,496
Florida (State of), Series 2016 A, Ref. GO Bonds	5.00%	07/01/2026	20	21,054
Florida (State of), Series 2021 B, Ref. GO Bonds	5.00%	06/01/2026	195	204,915
Florida (State of) Department of Environmental Protection (FL Forever), Series 2016 A, Ref. RB	5.00%	07/01/2026	100	104,770
Florida (State of) Department of Management Services, Series 2018 A, Ref. COP	5.00%	11/01/2026	140	147,914
Florida (State of) Municipal Power Agency, Series 2016 A, Ref. RB	5.00%	10/01/2026	80	83,790
Florida (State of) Municipal Power Agency, Series 2016 A, Ref. RB	5.00%	10/01/2028	75	78,478
Florida (State of) Municipal Power Agency, Series 2016 A, Ref. RB	5.00%	10/01/2029	40	41,807
Florida (State of) Municipal Power Agency, Series 2016 A, Ref. RB	5.00%	10/01/2031	35	36,416
Halifax Hospital Medical Center, Series 2016, Ref. RB	5.00%	06/01/2036	500	507,040
Hillsborough (County of), FL School Board (Master Lease Program), Series 2015 A, Ref. COP	5.00%	07/01/2026	120	122,715
Miami (City of) & Dade (County of), FL School Board, Series 2015 B, Ref. COP	5.00%	05/01/2026	15	15,268
Miami (City of) & Dade (County of), FL School Board, Series 2015 D, Ref. COP	5.00%	02/01/2028	30	30,962
Miami-Dade (County of), FL, Series 2015 B, Ref. RB	5.00%	10/01/2026	25	25,761
Miami-Dade (County of), FL, Series 2015, Ref. RB	5.00%	10/01/2026	100	103,113
Miami-Dade (County of), FL, Series 2016 A, Ref. GO Bonds	5.00%	07/01/2029	30	31,353
Miami-Dade (County of), FL, Series 2016 A, Ref. GO Bonds	5.00%	07/01/2030	40	41,825
Miami-Dade (County of), FL, Series 2016 A, Ref. GO Bonds	5.00%	07/01/2031	75	78,258
Miami-Dade (County of), FL, Series 2016 A, Ref. GO Bonds	5.00%	07/01/2032	10	10,429
Miami-Dade (County of), FL, Series 2016 A, Ref. GO Bonds	5.00%	07/01/2033	35	36,501
Miami-Dade (County of), FL, Series 2016 A, Ref. RB	5.00%	10/01/2041	200	203,302
Miami-Dade (County of), FL, Series 2016, Ref. RB	5.00%	10/01/2030	5	5,207
Miami-Dade (County of), FL, Series 2016, Ref. RB	5.00%	10/01/2034	200	206,384
Miami-Dade (County of), FL Expressway Authority, Series 2016 A, Ref. RB	5.00%	07/01/2029	125	128,937
Miami-Dade (County of), FL Transit System, Series 2015, Ref. RB	5.00%	07/01/2026	10	10,249
Miami-Dade (County of), FL Transit System, Series 2017, Ref. RB	4.00%	07/01/2038	15	14,993
Orange (County of), FL Convention Center, Series 2017, Ref. RB	5.00%	10/01/2026	190	199,000
Orange (County of), FL Health Facilities Authority (Orlando Health Obligated Group), Series 2016 A, Ref. RB	5.00%	10/01/2035	235	243,647
Orange (County of), FL Health Facilities Authority (Orlando Health Obligated Group), Series 2016 A, Ref. RB	5.00%	10/01/2036	50	51,588
Orange (County of), FL Health Facilities Authority (Orlando Health Obligated Group), Series 2016 A, Ref. RB	5.00%	10/01/2039	10	10,212
Orange (County of), FL School Board, Series 2016 C, Ref. COP	5.00%	08/01/2033	10	10,520
Orange (County of), FL School Board, Series 2016 C, Ref. COP	3.38%	08/01/2034	10	9,722

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

235

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida-(continued)
Orange (County of), FL School Board, Series 2016 C, Ref. COP	5.00%	08/01/2034	$10	$10,506
Orange (County of), FL School Board, Series 2017, Ref. COP	5.00%	08/01/2026	50	52,442
Port St. Lucie (City of), FL, Series 2016, Ref. RB	5.00%	09/01/2029	20	20,849
Port St. Lucie (City of), FL, Series 2016, Ref. RB	4.00%	09/01/2031	600	602,304
Port St. Lucie (City of), FL, Series 2016, Ref. RB	4.00%	09/01/2033	5	5,017
Reedy Creek Improvement District, Series 2016, GO Bonds	5.00%	06/01/2035	200	205,015
South Florida Water Management District, Series 2016, Ref. COP	5.00%	10/01/2026	10	10,413
South Florida Water Management District, Series 2016, Ref. COP	5.00%	10/01/2027	50	52,140
South Florida Water Management District, Series 2016, Ref. COP	5.00%	10/01/2028	25	26,076
South Florida Water Management District, Series 2016, Ref. COP	5.00%	10/01/2032	20	20,761
South Florida Water Management District, Series 2016, Ref. COP	5.00%	10/01/2035	100	103,330
Tampa Bay (City of), FL Water, Series 2016 C, Ref. RB	5.00%	10/01/2026	50	52,682

				4,545,420

Georgia-1.67%
DeKalb (County of), GA, Series 2006 B, Ref. RB, (INS - AGM)(c)	5.25%	10/01/2032	120	127,241
Fulton (County of), GA Development Authority (Piedmont Healthcare, Inc.), Series 2016 A, Ref. RB	5.00%	07/01/2046	100	101,124
Georgia (State of), Series 2013 D, GO Bonds(a)(b)	5.00%	10/10/2023	90	90,137
Georgia (State of), Series 2016 E, Ref. GO Bonds	5.00%	12/01/2026	70	74,320
Georgia (State of), Series 2017 A-1, GO Bonds	5.00%	02/01/2026	195	203,529
Georgia (State of) (Bidding Group 1), Series 2021 A, Ref. GO Bonds	5.00%	07/01/2026	200	210,535
Georgia (State of) (Tranche 1), Series 2015 A, GO Bonds	5.00%	02/01/2026	100	102,302
Georgia (State of) (Tranche 2), Series 2019 A, GO Bonds	5.00%	07/01/2026	30	31,580
Georgia (State of) Municipal Electric Authority (No. 1), Series 2016 A, Ref. RB	5.00%	01/01/2028	25	25,835
Georgia (State of) Road & Tollway Authority (Garvee), Series 2020, RB	5.00%	06/01/2026	70	73,447
Gwinnett County School District, Series 2022 B, GO Bonds	5.00%	08/01/2026	30	31,644
Henry County School District, Series 2016, GO Bonds(a)(b)	4.00%	08/01/2026	50	51,150
Henry County School District, Series 2016, GO Bonds(a)(b)	4.00%	08/01/2026	10	10,230
Henry County School District, Series 2016, GO Bonds	5.00%	08/01/2026	40	42,090
Henry County School District, Series 2016, GO Bonds	4.00%	08/01/2028	15	15,319
Main Street Natural Gas, Inc., Series 2007 A, RB	5.50%	09/15/2026	170	174,673
Metropolitan Atlanta Rapid Transit Authority, Series 2015 C, Ref. RB	5.00%	07/01/2026	75	78,888
Metropolitan Atlanta Rapid Transit Authority, Series 2015 C, Ref. RB	5.00%	07/01/2028	25	26,389
Metropolitan Atlanta Rapid Transit Authority, Series 2015 C, Ref. RB	5.00%	07/01/2029	75	78,955
Metropolitan Atlanta Rapid Transit Authority, Series 2016 B, Ref. RB	5.00%	07/01/2030	35	36,811
Metropolitan Atlanta Rapid Transit Authority, Series 2016 B, Ref. RB	5.00%	07/01/2033	50	52,508
Metropolitan Atlanta Rapid Transit Authority, Series 2016 B, Ref. RB	5.00%	07/01/2034	35	36,661
Private Colleges & Universities Authority (Emory University), Series 2016 B, Ref. RB	4.00%	10/01/2038	60	60,394
Private Colleges & Universities Authority (Emory University), Series 2016 B, Ref. RB	5.00%	10/01/2038	100	103,043
Sandy Springs (City of), GA Public Facilities Authority (City Center), Series 2015, RB(a)(b)	5.00%	05/01/2026	65	68,120

				1,906,925

Hawaii-0.77%
Hawaii (State of), Series 2015 EZ, Ref. GO Bonds	5.00%	10/01/2026	65	67,181
Hawaii (State of), Series 2016 FB, GO Bonds	4.00%	04/01/2026	40	40,800
Hawaii (State of), Series 2016 FB, GO Bonds	4.00%	04/01/2028	75	76,632
Hawaii (State of), Series 2016 FG, GO Bonds	5.00%	10/01/2028	75	79,081
Hawaii (State of), Series 2016 FG, GO Bonds	5.00%	10/01/2031	85	89,396
Hawaii (State of), Series 2016 FH, Ref. GO Bonds	5.00%	10/01/2026	85	89,637
Hawaii (State of), Series 2016 FH, Ref. GO Bonds	4.00%	10/01/2031	125	126,633
Hawaii (State of), Series 2017 FN, Ref. GO Bonds	5.00%	10/01/2026	100	105,455
Honolulu (City & County of), HI (Honolulu Rail Transit), Series 2019 A, GO Bonds	5.00%	09/01/2026	90	94,786
Honolulu (City & County of), HI (Honolulu Rail Transit), Series 2020 B, Ref. GO Bonds	5.00%	03/01/2026	45	46,928
Honolulu (City & County of), HI (Honolulu Rail Transit), Series 2021, GO Bonds	5.00%	03/01/2026	60	62,570

				879,099

Illinois-5.51%
Chicago (City of), IL, Series 1999, RB	5.00%	11/01/2030	175	179,615
Chicago (City of), IL, Series 2016 C, Ref. GO Bonds	5.00%	01/01/2038	100	100,479

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

236

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois-(continued)
Chicago (City of), IL (O’Hare International Airport), Series 2015 B, Ref. RB	5.00%	01/01/2026	$90	$91,468
Chicago (City of), IL (O’Hare International Airport), Series 2016 C, Ref. RB	5.00%	01/01/2026	20	20,767
Chicago (City of), IL (O’Hare International Airport), Series 2016 C, Ref. RB	5.00%	01/01/2028	80	82,941
Chicago (City of), IL (O’Hare International Airport), Series 2016 C, Ref. RB	5.00%	01/01/2029	10	10,345
Chicago (City of), IL (O’Hare International Airport), Series 2016 C, Ref. RB	5.00%	01/01/2030	60	62,017
Chicago (City of), IL (O’Hare International Airport), Series 2016 C, Ref. RB	5.00%	01/01/2034	220	226,923
Chicago (City of), IL (O’Hare International Airport), Series 2016 C, Ref. RB	5.00%	01/01/2036	50	51,326
Chicago (City of), IL (O’Hare International Airport), Series 2016 C, Ref. RB	5.00%	01/01/2038	100	101,913
Chicago (City of), IL (O’Hare International Airport), Series 2017 E, RB	5.00%	01/01/2026	55	57,108
Chicago (City of), IL Metropolitan Water Reclamation District, Series 2016 A, Ref. GO Bonds	5.00%	12/01/2026	75	79,035
Chicago (City of), IL Metropolitan Water Reclamation District, Series 2016 A, Ref. GO Bonds	5.00%	12/01/2029	190	199,848
Chicago (City of), IL Midway International Airport, Series 2016 B, Ref. RB	5.00%	01/01/2046	250	252,146
Chicago (City of), IL Transit Authority, Series 2017, RB	5.00%	12/01/2046	25	25,334
Cook (County of), IL, Series 2016 A, Ref. GO Bonds	5.00%	11/15/2026	135	141,439
Cook (County of), IL, Series 2016 A, Ref. GO Bonds	5.00%	11/15/2028	40	41,651
Cook (County of), IL, Series 2016 A, Ref. GO Bonds	5.00%	11/15/2029	100	104,036
Cook (County of), IL, Series 2016 A, Ref. GO Bonds	5.00%	11/15/2030	20	20,795
Cook (County of), IL, Series 2016 A, Ref. GO Bonds	5.00%	11/15/2031	500	520,028
Du Page & Will Counties Community School District No. 204 Indian Prairie, Series 2017, Ref. GO Bonds	4.00%	12/30/2026	145	148,729
Illinois (State of), Series 2016 C, Ref. RB, (INS - BAM)(c)	4.00%	06/15/2028	15	14,995
Illinois (State of), Series 2016, GO Bonds	4.00%	01/01/2031	85	84,386
Illinois (State of), Series 2016, GO Bonds	4.13%	11/01/2031	190	190,183
Illinois (State of), Series 2016, GO Bonds	5.00%	11/01/2032	100	102,606
Illinois (State of), Series 2016, GO Bonds	5.00%	01/01/2033	100	101,935
Illinois (State of), Series 2016, GO Bonds	5.00%	11/01/2033	25	25,608
Illinois (State of), Series 2016, GO Bonds	5.00%	11/01/2034	485	493,842
Illinois (State of), Series 2017 D, GO Bonds	5.00%	11/01/2026	400	415,802
Illinois (State of), Series 2018 B, Ref. GO Bonds	5.00%	10/01/2026	75	77,883
Illinois (State of) Finance Authority (Art Institute of Chicago), Series 2016, Ref. RB	5.00%	03/01/2030	150	155,134
Illinois (State of) Finance Authority (Ascension Health), Series 2016 C, Ref. RB	5.00%	02/15/2026	215	222,685
Illinois (State of) Finance Authority (Carle Foundation (The)), Series 2016 A, Ref. RB	5.00%	02/15/2045	360	363,339
Illinois (State of) Finance Authority (Clean Water Initiative), Series 2016, RB	4.00%	07/01/2026	120	122,096
Illinois (State of) Regional Transportation Authority, Series 2017 A, Ref. RB	5.00%	07/01/2026	55	57,306
Illinois (State of) Toll Highway Authority, Series 2015 B, RB	5.00%	01/01/2036	55	56,270
Illinois (State of) Toll Highway Authority, Series 2015 B, RB	5.00%	01/01/2040	120	122,337
Illinois (State of) Toll Highway Authority, Series 2016 A, Ref. RB	4.00%	12/01/2031	60	61,003
Illinois (State of) Toll Highway Authority, Series 2016 A, Ref. RB	5.00%	12/01/2031	170	175,278
Illinois (State of) Toll Highway Authority, Series 2016 A, Ref. RB	5.00%	12/01/2032	130	134,172
Illinois (State of) Toll Highway Authority, Series 2016 B, RB	5.00%	01/01/2041	150	153,483
Illinois (State of) Toll Highway Authority, Series 2019 B, Ref. RB	5.00%	01/01/2026	160	166,170
Illinois (State of) Toll Highway Authority, Series 2019, Ref. RB	5.00%	01/01/2026	105	109,049
Northern Illinois Municipal Power Agency, Series 2016 A, Ref. RB	5.00%	12/01/2041	75	77,864
Rosemont (Village of), IL, Series 2017 A, GO Bonds, (INS - AGM)(c)	5.00%	12/01/2046	140	143,146
Sales Tax Securitization Corp., Series 2017 A, Ref. RB	5.00%	01/01/2026	35	36,033
Sales Tax Securitization Corp., Series 2021 A, Ref. RB	5.00%	01/01/2026	30	30,886
Springfield (City of), IL, Series 2015, Ref. RB	5.00%	03/01/2026	60	60,716
Will & Kendall Counties Community Consolidated School District 202 Plainfield, Series 2018 A, Ref. GO Bonds	4.00%	01/01/2026	15	15,185

				6,287,335

Indiana-1.76%
Carmel (City of), IN Local Public Improvement Bond Bank, Series 2016, RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	07/15/2032	250	259,582
Indiana (State of) Finance Authority (Green Bonds), Series 2016 E, Ref. RB	5.00%	02/01/2026	500	520,688
Indiana (State of) Municipal Power Agency, Series 2016 A, Ref. RB	5.00%	01/01/2042	615	626,614

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

237

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana-(continued)
Indiana University, Series 2016 A, Ref. RB	5.00%	06/01/2028	$25	$26,157
Indianapolis (City of), IN Department of Public Utilities, Series 2018 A, Ref. RB	5.00%	10/01/2026	545	573,584

				2,006,625

Iowa-0.12%
Iowa (State of) Finance Authority (Green Bonds), Series 2017, Ref. RB	5.00%	08/01/2026	45	47,402
Iowa (State of) Higher Education Loan Authority (Grinnell College), Series 2017, RB	5.00%	12/01/2041	90	92,889

				140,291

Kansas-0.26%
Johnson (County of), KS Public Building Commission (Courthouse & Medical Examiners), Series 2018 A, RB	5.00%	09/01/2026	145	152,162
Johnson (County of), KS Unified School District No. 233 (Olathe), Series 2016 B, Ref. GO Bonds	4.00%	09/01/2031	70	71,159
Wyandotte County Unified School District No. 500, Series 2016 A, GO Bonds(a)(b)	5.50%	09/01/2026	65	69,511

				292,832

Kentucky-0.52%
Kentucky (Commonwealth of) Property & Building Commission (No. 112), Series 2016 B, Ref. RB	5.00%	11/01/2026	235	246,192
Kentucky (Commonwealth of) Turnpike Authority (Revitalization), Series 2016 A, Ref. RB	5.00%	07/01/2028	50	52,035
Kentucky (Commonwealth of) Turnpike Authority (Revitalization), Series 2017 B, Ref. RB	5.00%	07/01/2026	20	20,866
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.), Series 2016 A, Ref. RB	5.00%	10/01/2029	35	36,067
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.), Series 2016 A, Ref. RB	5.00%	10/01/2030	210	216,509
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.), Series 2016 A, Ref. RB	5.00%	10/01/2032	20	20,616

				592,285

Louisiana-0.43%
Louisiana (State of), Series 2016 B, Ref. GO Bonds	5.00%	08/01/2026	200	209,711
Louisiana (State of) (Garvee), Series 2019 A, RB	5.00%	09/01/2026	40	42,057
Louisiana Public Facilities Authority, Series 2016, Ref. RB	5.00%	05/15/2047	75	75,257
Louisiana State Citizens Property Insurance Corp., Series 2016 A, Ref. RB	5.00%	06/01/2026	150	156,462
Shreveport (City of), LA, Series 2016 B, RB, (INS - BAM)(c)	4.00%	12/01/2037	5	4,902

				488,389

Maine-0.05%
Maine (State of) Municipal Bond Bank (Transcap), Series 2021 A, Ref. RB	5.00%	09/01/2026	50	52,674

Maryland-1.79%
Howard (County of), MD, Series 2017 D, Ref. GO Bonds	5.00%	02/15/2026	45	46,996
Maryland (State of), Second Series 2018 B, GO Bonds	5.00%	08/01/2026	25	26,363
Maryland (State of), Series 2015 B, Ref. GO Bonds	4.00%	08/01/2026	175	179,514
Maryland (State of), Series 2017 A, GO Bonds	5.00%	08/01/2026	40	42,181
Maryland (State of), Series 2017 B, Ref. GO Bonds	5.00%	08/01/2026	65	68,544
Maryland (State of), Series 2018 A, GO Bonds	5.00%	03/15/2026	100	104,635
Maryland (State of) (Bidding Group 1), Second Series 2019 A, GO Bonds	5.00%	08/01/2026	105	110,726
Maryland (State of) (Bidding Group 1), Series 2020 A, GO Bonds	5.00%	08/01/2026	150	158,179
Maryland (State of) Department of Transportation, Series 2017, RB	5.00%	05/01/2026	35	35,937
Maryland (State of) Department of Transportation, Series 2018, RB	5.00%	10/01/2029	10	10,573
Maryland (State of) Department of Transportation (Second Issue), Series 2018, RB	5.00%	10/01/2026	165	174,298
Maryland (State of) Department of Transportation (Second Issue), Series 2018, RB	5.00%	10/01/2028	250	264,635
Maryland (State of) Stadium Authority (Baltimore City Public Schools), Series 2016, RB(a)(b)	5.00%	05/01/2026	500	523,352
Maryland (State of) Transportation Authority, Series 2021 A, Ref. RB	5.00%	07/01/2026	35	36,795
Montgomery (County of), MD, Series 2017 C, Ref. GO Bonds	5.00%	10/01/2026	100	105,786
Montgomery (County of), MD, Series 2018 A, GO Bonds	5.00%	11/01/2026	60	63,577
Prince George’s (County of), MD, Series 2018 A, GO Bonds	5.00%	07/15/2026	70	73,728
Washington (State of) Suburban Sanitary Commission, Series 2017, Ref. RB	3.00%	06/01/2026	20	19,844

				2,045,663

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

238

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts-4.10%
Massachusetts (Commonwealth of), Series 2016 A, Ref. GO Bonds	5.00%	07/01/2029	$10	$10,541
Massachusetts (Commonwealth of), Series 2016 A, Ref. GO Bonds	5.00%	07/01/2031	40	42,031
Massachusetts (Commonwealth of), Series 2016 A, Ref. GO Bonds	5.00%	07/01/2032	50	52,521
Massachusetts (Commonwealth of), Series 2016 A, Ref. RB	5.00%	06/01/2026	5	5,266
Massachusetts (Commonwealth of), Series 2016 B, Ref. GO Bonds	5.00%	07/01/2026	85	89,595
Massachusetts (Commonwealth of), Series 2016 B, Ref. GO Bonds	4.00%	07/01/2033	15	15,249
Massachusetts (Commonwealth of), Series 2016 B, Ref. GO Bonds	5.00%	07/01/2034	60	62,946
Massachusetts (Commonwealth of), Series 2016 B, Ref. GO Bonds	5.00%	07/01/2036	100	104,171
Massachusetts (Commonwealth of), Series 2016 B, Ref. GO Bonds	5.00%	07/01/2038	110	113,748
Massachusetts (Commonwealth of), Series 2016 C, Ref. GO Bonds	5.00%	04/01/2026	150	157,281
Massachusetts (Commonwealth of), Series 2016 G, GO Bonds	4.00%	09/01/2032	10	10,203
Massachusetts (Commonwealth of), Series 2016 G, GO Bonds	4.00%	09/01/2034	30	30,402
Massachusetts (Commonwealth of), Series 2016 G, GO Bonds	4.00%	09/01/2035	85	85,796
Massachusetts (Commonwealth of), Series 2016 H, GO Bonds	5.00%	12/01/2026	105	111,647
Massachusetts (Commonwealth of), Series 2016 I, GO Bonds	5.00%	12/01/2035	10	10,501
Massachusetts (Commonwealth of), Series 2016 J, GO Bonds	5.00%	12/01/2037	75	78,141
Massachusetts (Commonwealth of), Series 2017 D, Ref. GO Bonds	5.00%	07/01/2026	25	26,352
Massachusetts (Commonwealth of), Series 2017 E, Ref. GO Bonds	5.00%	11/01/2026	240	254,755
Massachusetts (Commonwealth of), Series 2018 B, Ref. GO Bonds	5.00%	07/01/2026	20	21,081
Massachusetts (Commonwealth of), Series 2018 C, Ref. GO Bonds	5.00%	09/01/2026	125	132,234
Massachusetts (Commonwealth of), Series 2019 A, Ref. GO Bonds	5.00%	01/01/2026	115	119,959
Massachusetts (Commonwealth of), Series 2019 C, Ref. GO Bonds	5.00%	05/01/2026	200	210,071
Massachusetts (Commonwealth of) (Rail Enhancement & Accelerated Bridge Program), Series 2016 A, RB	5.00%	06/01/2041	30	30,896
Massachusetts (Commonwealth of) Bay Transportation Authority, Series 2005 A, RB	5.00%	07/01/2026	100	105,517
Massachusetts (Commonwealth of) Clean Water Trust (The), Series 2014, Ref. RB	5.00%	08/01/2026	20	21,142
Massachusetts (Commonwealth of) Development Finance Agency (Bentley University), Series 2016, RB	5.00%	07/01/2040	175	178,074
Massachusetts (Commonwealth of) Development Finance Agency (Berklee College of Music), Series 2016, Ref. RB	5.00%	10/01/2046	250	252,220
Massachusetts (Commonwealth of) Development Finance Agency (Boston Medical Center), Series 2016 E, Ref. RB	5.00%	07/01/2037	220	222,906
Massachusetts (Commonwealth of) Development Finance Agency (Caregroup), Series 2016 I, Ref. RB	5.00%	07/01/2028	10	10,378
Massachusetts (Commonwealth of) Development Finance Agency (Harvard University), Series 2016 A, Ref. RB	5.00%	07/15/2031	30	31,805
Massachusetts (Commonwealth of) Development Finance Agency (Harvard University), Series 2016 A, Ref. RB	5.00%	07/15/2033	300	317,372
Massachusetts (Commonwealth of) Development Finance Agency (Harvard University), Series 2016 A, Ref. RB	4.00%	07/15/2036	10	10,102
Massachusetts (Commonwealth of) Development Finance Agency (Harvard University), Series 2020 A, Ref. RB	5.00%	10/15/2026	300	317,971
Massachusetts (Commonwealth of) Development Finance Agency (Partners Healthcare System), Series 2016, Ref. RB	5.00%	07/01/2031	250	260,666
Massachusetts (Commonwealth of) Development Finance Agency (Partners Healthcare System), Series 2016, Ref. RB	5.00%	07/01/2041	200	204,374
Massachusetts (Commonwealth of) Development Finance Agency (Partners Healthcare System), Series 2016, Ref. RB	5.00%	07/01/2047	50	50,728
Massachusetts (Commonwealth of) School Building Authority, Series 2016 B, RB	5.00%	11/15/2035	15	15,736
Massachusetts (Commonwealth of) School Building Authority, Series 2016 B, RB	5.00%	11/15/2036	10	10,447
Massachusetts (Commonwealth of) School Building Authority, Series 2016 B, RB	5.00%	11/15/2046	40	41,122
Massachusetts (Commonwealth of) School Building Authority, Series 2016 C, Ref. RB	4.00%	11/15/2035	200	201,209
Massachusetts (Commonwealth of) School Building Authority, Series 2019 A, RB(a)(b)	5.00%	02/15/2026	250	260,867
Massachusetts (Commonwealth of) Transportation Trust Fund, Series 2018, Ref. RB	5.00%	01/01/2026	65	67,862
Massachusetts (Commonwealth of) Transportation Trust Fund, Series 2019 A, Ref. RB	5.00%	01/01/2026	70	72,795
Massachusetts (Commonwealth of) Water Resources Authority (Green Bonds), Series 2016 C, Ref. RB(a)(b)	5.00%	08/01/2026	160	168,816

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

239

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts-(continued)
Massachusetts (Commonwealth of) Water Resources Authority (Green Bonds), Series 2016 C, Ref. RB	5.00%	08/01/2028	$10	$10,553
Massachusetts (Commonwealth of) Water Resources Authority (Green Bonds), Series 2016 C, Ref. RB	4.00%	08/01/2036	75	75,311

				4,683,360

Michigan-2.78%
Great Lakes Water Authority, Series 2016 C, Ref. RB	5.00%	07/01/2030	185	193,321
Great Lakes Water Authority, Series 2016 C, Ref. RB	5.25%	07/01/2033	150	157,996
Great Lakes Water Authority, Series 2016 D, Ref. RB	5.00%	07/01/2030	500	520,457
Great Lakes Water Authority, Series 2016 D, Ref. RB	5.00%	07/01/2036	30	31,043
Great Lakes Water Authority, Series 2018 A, Ref. RB	5.00%	07/01/2026	75	78,268
Michigan (State of), Series 2017 A, Ref. GO Bonds	5.00%	05/01/2026	50	52,309
Michigan (State of), Series 2018, GO Bonds	4.00%	05/01/2029	10	10,187
Michigan (State of) (Garvee), Series 2016, Ref. RB	5.00%	03/15/2026	115	119,902
Michigan (State of) Building Authority, Series 2016 I, Ref. RB	5.00%	10/15/2031	40	42,009
Michigan (State of) Building Authority, Series 2016 I, Ref. RB	5.00%	10/15/2032	20	20,982
Michigan (State of) Building Authority, Series 2016 I, Ref. RB	5.00%	10/15/2033	40	41,975
Michigan (State of) Building Authority, Series 2016 I, Ref. RB	5.00%	04/15/2035	35	36,746
Michigan (State of) Building Authority (Facilities Program), Series 2016 I, Ref. RB	5.00%	10/15/2046	150	153,873
Michigan (State of) Finance Authority (Clean Water Revolving Fund), Series 2016 B, Ref. RB	5.00%	10/01/2026	500	527,875
Michigan (State of) Finance Authority (Henry Ford Health System), Series 2016, Ref. RB	5.00%	11/15/2037	500	510,114
Michigan (State of) Finance Authority (Henry Ford Health System), Series 2016, Ref. RB	4.00%	11/15/2046	165	151,006
Michigan (State of) Finance Authority (Trinity Health Credit Group), Series 2016, Ref. RB	5.00%	12/01/2045	15	15,151
Michigan (State of) Hospital Finance Authority (Ascension Senior Credit Group), Series 2010, Ref. RB	5.00%	11/15/2047	45	45,364
Oakland University Board of Trustees, Series 2016, RB	5.00%	03/01/2047	150	151,656
Port Huron Area School District, Series 2016, GO Bonds, (INS - AGM)(c)	4.00%	05/01/2045	20	18,751
University of Michigan, Series 2015, Ref. RB(a)(b)	5.00%	04/01/2026	125	130,972
University of Michigan, Series 2015, Ref. RB(a)(b)	5.00%	04/01/2026	75	78,584
University of Michigan, Series 2017 A, Ref. RB	5.00%	04/01/2026	75	78,451

				3,166,992

Minnesota-0.77%
Minneapolis & St. Paul (Cities of), MN Metropolitan Airports Commission, Series 2016 A, Ref. RB	5.00%	01/01/2026	25	26,004
Minnesota (State of), Series 2017 A, GO Bonds	5.00%	10/01/2026	500	529,231
Minnesota (State of), Series 2017 D, Ref. GO Bonds	5.00%	10/01/2026	85	89,969
Minnesota (State of), Series 2022 A, Ref. RB	5.00%	03/01/2026	100	104,576
St. Cloud (City of), MN (CentraCare Health System), Series 2016 A, Ref. RB	3.25%	05/01/2039	100	82,166
University of Minnesota, Series 2016 A, RB	5.00%	04/01/2041	50	51,245

				883,191

Mississippi-0.50%
Mississippi (State of), Series 2016 B, GO Bonds(a)(b)	5.00%	12/01/2026	80	84,836
Mississippi (State of), Series 2016 B, GO Bonds(a)(b)	5.00%	12/01/2026	45	47,720
Mississippi (State of), Series 2018 A, GO Bonds(a)(b)	5.00%	11/01/2026	125	132,143
Mississippi (State of), Series 2018 A, GO Bonds	4.00%	11/01/2038	100	99,154
Mississippi (State of) Hospital Equipment & Facilities Authority (Baptist Memorial Health Care), Series 2016, RB	5.00%	09/01/2041	200	200,999

				564,852

Missouri-0.72%
Hazelwood School District, Series 2017 A, Ref. GO Bonds	3.00%	03/01/2029	35	34,474
Metropolitan St. Louis Sewer District, Series 2017 A, Ref. RB	5.00%	05/01/2026	40	41,847
Missouri (State of) Board of Public Buildings, Series 2020 B, Ref. RB	5.00%	10/01/2026	55	57,934
Missouri (State of) Environmental Improvement & Energy Resources Authority, Series 2015 B, Ref. RB	5.00%	07/01/2026	15	15,460
Missouri (State of) Health & Educational Facilities Authority (St. Luke’s Health System, Inc.), Series 2016, Ref. RB	5.00%	11/15/2029	75	77,458

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

240

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri-(continued)
Missouri (State of) Health & Educational Facilities Authority (St. Luke’s Health System, Inc.), Series 2016, Ref. RB	5.00%	11/15/2030	$15	$15,499
Missouri (State of) Health & Educational Facilities Authority (St. Luke’s Health System, Inc.), Series 2016, Ref. RB	5.00%	11/15/2031	55	56,839
Missouri (State of) Health & Educational Facilities Authority (St. Luke’s Health System, Inc.), Series 2016, Ref. RB	4.00%	11/15/2033	15	15,062
Missouri (State of) Highway & Transportation Commission, Series 2014 A, Ref. RB	5.00%	05/01/2026	190	199,518
Missouri (State of) Highway & Transportation Commission, Series 2019 B, RB	5.00%	11/01/2026	20	21,180
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie State), Series 2016 A, Ref. RB	4.00%	12/01/2032	25	25,276
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie State), Series 2016 A, Ref. RB	4.00%	12/01/2033	50	50,767
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie State), Series 2016 A, Ref. RB	4.00%	12/01/2035	95	95,746
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie State), Series 2016 A, Ref. RB	5.00%	12/01/2040	80	80,955
St. Louis County Reorganized School District No. R-6, Series 2018, GO Bonds	5.00%	02/01/2026	35	36,473

				824,488

Nebraska-0.25%
Omaha (City of), NE Public Power District, Series 2016 A, Ref. RB	5.00%	02/01/2028	60	62,535
Sarpy (County of), NE Hospital Authority No. 1 (NE Medicine), Series 2016, Ref. RB	3.00%	05/15/2046	310	227,859

				290,394

Nevada-0.90%
Clark (County of), NV, Series 2016 B, Ref. GO Bonds	5.00%	11/01/2026	150	158,479
Clark (County of), NV, Series 2016 B, Ref. GO Bonds	4.00%	11/01/2032	20	20,370
Clark (County of), NV Department of Aviation, Series 2019, Ref. RB	5.00%	07/01/2026	45	47,233
Clark (County of), NV Water Reclamation District, Series 2016, Ref. GO Bonds	4.00%	07/01/2035	250	252,055
Clark County School District, Series 2015 C, Ref. GO Bonds	5.00%	06/15/2026	25	25,860
Clark County School District, Series 2017 A, Ref. GO Bonds	5.00%	06/15/2026	95	99,241
Las Vegas Valley Water District, Series 2016 A, Ref. GO Bonds	5.00%	06/01/2038	200	205,905
Las Vegas Valley Water District, Series 2016 A, Ref. GO Bonds	5.00%	06/01/2041	40	41,108
Nevada (State of), Series 2015 D, Ref. GO Bonds	5.00%	04/01/2026	25	25,644
Nevada (State of), Series 2016, Ref. RB	5.00%	12/01/2026	90	94,141
Nevada (State of), Series 2016, Ref. RB	5.00%	12/01/2028	50	52,261
Truckee Meadows Water Authority, Series 2016, Ref. RB	5.00%	07/01/2032	5	5,205

				1,027,502

New Jersey-2.82%
Bayonne (City of), NJ, Series 2016, Ref. GO Bonds(a)(b)	5.00%	07/01/2026	135	141,962
New Jersey (State of), Series 2014, GO Bonds	5.00%	06/01/2026	30	30,859
New Jersey (State of), Series 2020 A, GO Bonds	5.00%	06/01/2026	150	156,983
New Jersey (State of) Economic Development Authority, Series 2016 BBB, Ref. RB(a)(b)	5.50%	12/15/2026	445	478,378
New Jersey (State of) Economic Development Authority, Series 2017 B, Ref. RB	5.00%	11/01/2026	200	209,419
New Jersey (State of) Educational Facilities Authority (Montclair University), Series 2016 B, Ref. RB	5.00%	07/01/2031	145	151,100
New Jersey (State of) Health Care Facilities Financing Authority (AHS Hospital Corp.), Series 2016, Ref. RB	4.00%	07/01/2032	5	5,054
New Jersey (State of) Health Care Facilities Financing Authority (AHS Hospital Corp.), Series 2016, Ref. RB	5.00%	07/01/2033	10	10,472
New Jersey (State of) Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group), Series 2016 A, Ref. RB	5.00%	07/01/2029	65	68,347
New Jersey (State of) Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group), Series 2016 A, Ref. RB	5.00%	07/01/2030	15	15,778
New Jersey (State of) Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group), Series 2016 A, Ref. RB	5.00%	07/01/2031	45	47,192
New Jersey (State of) Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group), Series 2016 A, Ref. RB	5.00%	07/01/2043	280	284,684
New Jersey (State of) Transportation Trust Fund Authority, Series 2016 A-1, RN	5.00%	06/15/2028	125	130,199
New Jersey (State of) Transportation Trust Fund Authority, Series 2018 A, Ref. RN	5.00%	06/15/2030	300	312,232
New Jersey (State of) Transportation Trust Fund Authority, Series 2018 A, Ref. RN	5.00%	06/15/2031	200	207,935
New Jersey (State of) Transportation Trust Fund Authority, Series 2019, Ref. RB	5.00%	12/15/2026	510	535,048
New Jersey (State of) Transportation Trust Fund Authority, Series 2021 A, Ref. RB	5.00%	06/15/2026	165	171,716

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

241

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey-(continued)
New Jersey (State of) Turnpike Authority, Series 2016 A, Ref. RB	5.00%	01/01/2034	$240	$248,184
New Jersey (State of) Turnpike Authority, Series 2016 A, Ref. RB	5.00%	01/01/2035	15	15,485

				3,221,027

New Mexico-0.22%
New Mexico (State of) (Capital), Series 2017 A, GO Bonds	5.00%	03/01/2026	240	250,573

New York-16.15%
Albany (County of), NY, Series 2018, GO Bonds	4.00%	04/01/2029	5	5,128
Build NYC Resource Corp. (New York Law School), Series 2016, Ref. RB	5.00%	07/01/2041	100	98,621
Dutchess County Local Development Corp. (Health Quest Systems, Inc.), Series 2016 B, RB	4.00%	07/01/2041	185	160,404
Erie (County of), NY Industrial Development Agency (The) (City of Buffalo School District), Series 2015 A, Ref. RB	5.00%	05/01/2026	10	10,364
Erie (County of), NY Industrial Development Agency (The) (City of Buffalo School District), Series 2016 A, Ref. RB	5.00%	05/01/2030	20	21,007
Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB	5.00%	02/15/2026	85	88,790
Long Island (City of), NY Power Authority, Series 2016 B, Ref. RB	5.00%	09/01/2036	160	166,605
Long Island (City of), NY Power Authority, Series 2016 B, Ref. RB	5.00%	09/01/2046	500	513,352
Metropolitan Transportation Authority, Series 2006 B, RB, (INS - AGM)(c)	5.25%	11/15/2026	350	371,312
Metropolitan Transportation Authority, Series 2016 A, Ref. RB	4.00%	11/15/2026	60	61,977
Metropolitan Transportation Authority, Series 2016 A, Ref. RB	5.25%	11/15/2029	65	68,891
Metropolitan Transportation Authority, Series 2016 A, Ref. RB	5.25%	11/15/2034	15	15,870
Metropolitan Transportation Authority, Series 2016 A, Ref. RB	5.25%	11/15/2035	30	31,671
Metropolitan Transportation Authority, Series 2016 B, Ref. RB	5.00%	11/15/2034	15	15,427
Metropolitan Transportation Authority, Series 2016 B, Ref. RB	5.00%	11/15/2035	20	20,503
Metropolitan Transportation Authority, Series 2016 B, Ref. RB	5.00%	11/15/2037	750	763,898
Metropolitan Transportation Authority, Series 2016 D, Ref. RB	5.00%	11/15/2029	5	5,164
Metropolitan Transportation Authority, Series 2016 D, Ref. RB	5.00%	11/15/2030	75	77,386
Metropolitan Transportation Authority, Series 2016 D, Ref. RB	4.00%	11/15/2033	145	145,026
Metropolitan Transportation Authority (Green Bonds), Series 2016 A-2, Ref. RB	5.00%	11/15/2026	160	166,250
Metropolitan Transportation Authority (Green Bonds), Series 2017 C-1, Ref. RB	5.00%	11/15/2026	300	311,719
Metropolitan Transportation Authority (Green Bonds), Subseries 2016 B-1, RB	5.00%	11/15/2046	200	205,628
Metropolitan Transportation Authority (Green Bonds), Subseries 2016 B-1, RB	5.00%	11/15/2051	100	102,516
New York & New Jersey (States of) Port Authority, One Hundred Eighty Nineth Series 2015, Ref. RB	5.00%	05/01/2026	65	66,760
New York & New Jersey (States of) Port Authority, One Hundred Ninty Eighth Series 2016, Ref. RB	5.00%	11/15/2046	25	25,426
New York & New Jersey (States of) Port Authority, One Hundred Ninty Eighth Series 2016, Ref. RB	5.25%	11/15/2056	100	102,802
New York (City of), NY, Series 2008 J-10, GO Bonds	5.00%	08/01/2026	45	47,377
New York (City of), NY, Series 2015 A, Ref. GO Bonds	5.00%	08/01/2026	45	46,329
New York (City of), NY, Series 2016 B-1, GO Bonds	5.00%	12/01/2029	45	47,153
New York (City of), NY, Series 2016 B-1, GO Bonds	5.00%	12/01/2041	135	138,868
New York (City of), NY, Series 2016 C, Ref. GO Bonds	5.00%	08/01/2026	375	387,963
New York (City of), NY, Series 2016 C, Ref. GO Bonds	5.00%	08/01/2027	100	103,410
New York (City of), NY, Series 2016 C, Ref. GO Bonds	5.00%	08/01/2028	65	67,186
New York (City of), NY, Series 2016 C, Ref. GO Bonds	5.00%	08/01/2029	55	56,837
New York (City of), NY, Series 2016 C, Ref. GO Bonds	5.00%	08/01/2031	25	25,812
New York (City of), NY, Series 2016 E, Ref. GO Bonds	5.00%	08/01/2026	130	136,866
New York (City of), NY, Series 2016 E, Ref. GO Bonds	5.00%	08/01/2028	25	26,059
New York (City of), NY, Series 2016 E, Ref. GO Bonds	5.00%	08/01/2029	50	52,103
New York (City of), NY, Series 2016 E, Ref. GO Bonds	4.00%	08/01/2033	35	35,684
New York (City of), NY, Series 2020 A-1, Ref. GO Bonds	5.00%	08/01/2026	80	84,225
New York (City of), NY, Series 2020 C, GO Bonds	5.00%	08/01/2026	80	84,225
New York (City of), NY, Series 2021 F-1, GO Bonds	5.00%	03/01/2026	150	156,608
New York (City of), NY, Series 2022 B-1, Ref. GO Bonds	5.00%	08/01/2026	10	10,528
New York (City of), NY, Subseries 2016 A-1, GO Bonds	4.00%	08/01/2029	555	568,239
New York (City of), NY, Subseries 2016 A-1, GO Bonds	5.00%	08/01/2030	20	20,830
New York (City of), NY, Subseries 2016 A-1, GO Bonds	5.00%	08/01/2031	45	46,842
New York (City of), NY, Subseries 2016 A-1, GO Bonds	4.00%	08/01/2032	35	35,702
New York (City of), NY, Subseries 2016 A-1, GO Bonds	4.00%	08/01/2035	25	25,236
New York (City of), NY, Subseries 2016 A-1, GO Bonds	5.00%	08/01/2038	500	513,783

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

242

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (City of), NY Municipal Water Finance Authority, Series 2017 DD, RB	5.00%	06/15/2047	$195	$201,524
New York (City of), NY Municipal Water Finance Authority, Series 2021 DD, Ref. RB	5.00%	06/15/2026	90	94,801
New York (City of), NY Municipal Water Finance Authority, Subseries 2016 CC-1, Ref. RB	5.00%	06/15/2037	415	434,349
New York (City of), NY Municipal Water Finance Authority, Subseries 2016 CC-1, Ref. RB	5.00%	06/15/2038	100	104,284
New York (City of), NY Municipal Water Finance Authority, Subseries 2016, Ref. RB	4.00%	06/15/2033	25	25,653
New York (City of), NY Municipal Water Finance Authority, Subseries 2016, Ref. RB	4.00%	06/15/2037	30	30,230
New York (City of), NY Transitional Finance Authority, Series 2016 A-1, RB	5.00%	05/01/2040	35	35,942
New York (City of), NY Transitional Finance Authority, Series 2016 S-1, RB	5.00%	07/15/2028	10	10,393
New York (City of), NY Transitional Finance Authority, Series 2016 S-1, RB	5.00%	07/15/2030	40	41,573
New York (City of), NY Transitional Finance Authority, Series 2016 S-1, RB	5.00%	07/15/2035	100	103,449
New York (City of), NY Transitional Finance Authority, Series 2016 S-1, RB	5.00%	07/15/2043	200	204,298
New York (City of), NY Transitional Finance Authority, Series 2016, RB	4.00%	05/01/2030	25	25,588
New York (City of), NY Transitional Finance Authority, Series 2016, RB	5.00%	05/01/2035	100	103,636
New York (City of), NY Transitional Finance Authority, Series 2017 C, Ref. RB	5.00%	11/01/2026	30	31,788
New York (City of), NY Transitional Finance Authority, Series 2021 A-1, Ref. RB	5.00%	11/01/2026	435	460,934
New York (City of), NY Transitional Finance Authority, Series 2022 F-1, RB	5.00%	02/01/2026	30	31,305
New York (City of), NY Transitional Finance Authority, Subseries 2016 B-1, RB	5.00%	08/01/2029	250	261,927
New York (City of), NY Transitional Finance Authority, Subseries 2016 B-1, RB	5.00%	08/01/2030	655	686,248
New York (City of), NY Transitional Finance Authority, Subseries 2016 B-1, RB	5.00%	08/01/2033	200	209,202
New York (City of), NY Transitional Finance Authority, Subseries 2016 E-1, RB	5.00%	02/01/2030	245	254,330
New York (City of), NY Transitional Finance Authority, Subseries 2016 E-1, RB	5.00%	02/01/2031	350	363,328
New York (City of), NY Transitional Finance Authority, Subseries 2016 E-1, RB	5.00%	02/01/2035	185	190,963
New York (City of), NY Transitional Finance Authority, Subseries 2016 E-1, RB	5.00%	02/01/2037	195	200,288
New York (City of), NY Transitional Finance Authority, Subseries 2016 E-1, RB	5.00%	02/01/2038	40	41,038
New York (City of), NY Transitional Finance Authority, Subseries 2016 E-1, RB	5.00%	02/01/2039	250	256,201
New York (City of), NY Transitional Finance Authority, Subseries 2016 F-3, RB	5.00%	02/01/2030	135	140,141
New York (City of), NY Transitional Finance Authority, Subseries 2016 F-3, RB	4.00%	02/01/2033	5	5,085
New York (City of), NY Trust for Cultural Resources (Lincoln Center for Performing Arts), Series 2016 A, Ref. RB	5.00%	12/01/2026	30	31,605
New York (City of), NY Trust for Cultural Resources (Museum of Modern Arts (The)), Series 2016, Ref. RB	4.00%	04/01/2029	30	30,792
New York (City of), NY Trust for Cultural Resources (Museum of Modern Arts (The)), Series 2016, Ref. RB	4.00%	04/01/2031	235	241,161
New York (State of) Dormitory Authority, Series 2015 E, Ref. RB	5.00%	03/15/2026	350	360,581
New York (State of) Dormitory Authority, Series 2016 A, RB	5.00%	02/15/2029	50	52,568
New York (State of) Dormitory Authority, Series 2016 A, RB	5.00%	03/15/2032	100	104,543
New York (State of) Dormitory Authority, Series 2016 A, RB	5.00%	02/15/2033	40	42,043
New York (State of) Dormitory Authority, Series 2016 A, RB	5.00%	03/15/2033	305	318,676
New York (State of) Dormitory Authority, Series 2016 A, RB	5.00%	02/15/2036	10	10,448
New York (State of) Dormitory Authority, Series 2016 A, RB	5.00%	02/15/2041	210	217,553
New York (State of) Dormitory Authority, Series 2016 D, Ref. RB	5.00%	02/15/2026	35	36,502
New York (State of) Dormitory Authority, Series 2016 D, Ref. RB	5.00%	02/15/2028	50	52,540
New York (State of) Dormitory Authority, Series 2017 A, Ref. RB	5.00%	02/15/2026	100	104,291
New York (State of) Dormitory Authority, Series 2017 A, Ref. RB	5.00%	07/01/2026	10	10,496
New York (State of) Dormitory Authority, Series 2017 B, Ref. RB(a)	5.00%	02/15/2026	35	36,488
New York (State of) Dormitory Authority, Series 2017 B, Ref. RB	5.00%	02/15/2026	15	15,644
New York (State of) Dormitory Authority, Series 2018 1, Ref. RB	5.00%	01/15/2026	140	145,603
New York (State of) Dormitory Authority, Series 2018 A, RB	5.00%	10/01/2026	60	63,273
New York (State of) Dormitory Authority, Series 2018 A, RB	5.00%	10/01/2030	155	162,805
New York (State of) Dormitory Authority, Series 2018 E, Ref. RB(a)	5.00%	03/15/2026	35	36,591
New York (State of) Dormitory Authority, Series 2019 A, RB	5.00%	10/01/2026	125	131,818
New York (State of) Dormitory Authority (Bidding Group 1), Series 2018 A, RB(a)	5.00%	03/15/2026	15	15,704
New York (State of) Dormitory Authority (Bidding Group 2), Series 2018 C, Ref. RB(a)	5.00%	03/15/2026	5	5,240
New York (State of) Dormitory Authority (Columbia University) (Green Bonds), Series 2016 A, RB	5.00%	10/01/2026	320	339,191
New York (State of) Dormitory Authority (Group B), Series 2016 A, RB(a)(b)	5.00%	09/15/2026	265	280,683
New York (State of) Dormitory Authority (Group B), Series 2016 A, RB	5.00%	03/15/2028	225	235,749
New York (State of) Dormitory Authority (New York University), Series 2016 A, RB	5.00%	07/01/2033	350	364,964
New York (State of) Dormitory Authority (New York University), Series 2016 A, RB	5.00%	07/01/2036	150	155,757

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

243

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (State of) Dormitory Authority (New York University), Series 2016 A, RB	5.00%	07/01/2039	$140	$144,537
New York (State of) Dormitory Authority (New York University), Series 2019 A, RB	5.00%	07/01/2026	20	21,065
New York (State of) Thruway Authority, Series 2016 A, RB	5.00%	01/01/2035	15	15,480
New York (State of) Thruway Authority, Series 2016 A, RB	5.00%	01/01/2046	265	269,510
New York (State of) Thruway Authority, Series 2016 A, RB	5.00%	01/01/2051	200	202,961
New York (State of) Utility Debt Securitization Authority, Series 2016 A, Ref. RB	5.00%	12/15/2032	25	26,218
New York (State of) Utility Debt Securitization Authority, Series 2016 A, Ref. RB	5.00%	12/15/2034	150	156,981
New York (State of) Utility Debt Securitization Authority, Series 2016 B, Ref. RB	5.00%	12/15/2034	150	156,981
New York Convention Center Development Corp. (Hotel Unit Fee Secured), Series 2016 A, RB	5.00%	11/15/2046	150	152,364
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2016 A, Ref. RB	5.00%	06/15/2028	35	36,724
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2016 A, Ref. RB	5.00%	06/15/2029	55	57,709
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2016 A, Ref. RB	5.00%	06/15/2030	30	31,469
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2016 A, Ref. RB	5.00%	06/15/2032	225	235,838
New York State Urban Development Corp., Series 2016 A, Ref. RB(a)(b)	5.00%	03/15/2026	580	606,363
New York State Urban Development Corp., Series 2016 A, Ref. RB	5.00%	03/15/2026	50	52,218
New York State Urban Development Corp., Series 2016 A, Ref. RB	5.00%	03/15/2028	95	98,768
New York State Urban Development Corp., Series 2016 A, Ref. RB	5.00%	03/15/2029	30	31,183
New York State Urban Development Corp., Series 2016 A, Ref. RB	5.00%	03/15/2033	135	140,123
New York State Urban Development Corp., Series 2016 A, Ref. RB	5.00%	03/15/2034	215	222,894
New York State Urban Development Corp., Series 2016 A, Ref. RB	4.00%	03/15/2036	40	40,365
New York State Urban Development Corp., Series 2017 C-1, Ref. RB	5.00%	03/15/2026	20	20,887
New York State Urban Development Corp., Series 2020, Ref. RB	5.00%	03/15/2026	75	78,327
Triborough Bridge & Tunnel Authority, Series 2016 A, Ref. RB	5.00%	11/15/2031	500	522,833
Triborough Bridge & Tunnel Authority, Series 2016 A, Ref. RB	5.00%	11/15/2041	500	514,358
Westchester (County of), NY, Series 2018 A, GO Bonds	4.00%	12/01/2029	100	103,540

				18,431,865

North Carolina-1.34%
Mecklenburg (County of), NC, Series 2013 A, Ref. GO Bonds	5.00%	12/01/2026	50	53,086
North Carolina (State of), Series 2013 C, Ref. GO Bonds	5.00%	05/01/2026	45	47,207
North Carolina (State of), Series 2014 B, Ref. RB	5.00%	06/01/2026	30	31,461
North Carolina (State of), Series 2016 A, Ref. GO Bonds	5.00%	06/01/2026	90	94,576
North Carolina (State of), Series 2017 B, Ref. RB	5.00%	05/01/2026	40	41,879
North Carolina (State of), Series 2018 A, GO Bonds	5.00%	06/01/2026	325	341,525
North Carolina (State of), Series 2019 A, RB	5.00%	05/01/2026	30	31,409
North Carolina (State of) (Garvee), Series 2019, RB	5.00%	03/01/2026	65	67,784
North Carolina (State of) Capital Facilities Finance Agency (Duke University), Series 2016 B, Ref. RB	5.00%	10/01/2026	15	15,841
North Carolina (State of) Capital Facilities Finance Agency (Duke University), Series 2016 B, Ref. RB	5.00%	10/01/2044	55	56,980
North Carolina (State of) Eastern Municipal Power Agency, Series 1993 B, Ref. RB(a)	6.00%	01/01/2026	25	26,358
North Carolina (State of) Medical Care Commission (Deerfield Episcopal Retirement Community), Series 2016, Ref. RB	5.00%	11/01/2037	150	151,867
North Carolina (State of) Municipal Power Agency No. 1 (Catawba), Series 2015 A, Ref. RB	5.00%	01/01/2026	125	129,367
North Carolina (State of) Municipal Power Agency No. 1 (Catawba), Series 2015 A, Ref. RB	5.00%	01/01/2028	35	36,049
North Carolina (State of) Municipal Power Agency No. 1 (Catawba), Series 2016 A, Ref. RB	5.00%	01/01/2028	100	103,612
North Carolina (State of) Municipal Power Agency No. 1 (Catawba), Series 2016 A, Ref. RB	5.00%	01/01/2029	50	51,740
North Carolina (State of) Turnpike Authority, Series 2017 A, Ref. RB	5.00%	07/01/2054	250	251,417

				1,532,158

Ohio-2.10%
Allen (County of), OH, Series 2017 A, Ref. RB	5.00%	08/01/2026	145	151,018
American Municipal Power, Inc. (Greenup Hydroelectric), Series 2016 A, RB	5.00%	02/15/2041	100	101,166
Cincinnati City School District (Classroom Construction & Improvement), Series 2006, Ref. GO Bonds, (INS - NATL)(c)	5.25%	12/01/2026	25	26,687
Columbus (City of), OH, Series 2015, Ref. RB	5.00%	06/01/2029	100	105,132
Columbus (City of), OH, Series 2015, Ref. RB	5.00%	06/01/2030	25	26,135

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

244

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio-(continued)
Columbus (City of), OH, Series 2015, Ref. RB	5.00%	06/01/2032	$15	$15,657
Columbus (City of), OH, Series 2016 A, GO Bonds	4.00%	08/15/2026	200	202,509
Columbus (City of), OH, Series 2016-1, Ref. GO Bonds	5.00%	07/01/2026	135	142,074
Columbus City School District (Construction and Improvement), Series 2016 A, Ref. GO Bonds	5.00%	12/01/2031	100	104,301
Cuyahoga (County of), OH, Series 2020 D, Ref. RB	5.00%	12/01/2026	25	26,377
Hamilton (County of), OH, Series 2016 A, Ref. RB	5.00%	12/01/2026	35	36,949
Hamilton (County of), OH, Series 2016 A, Ref. RB	5.00%	12/01/2029	95	99,954
Hamilton (County of), OH, Series 2016 A, Ref. RB	4.00%	12/01/2031	45	45,468
Miami University, Series 2017, Ref. RB	5.00%	09/01/2041	50	51,363
Ohio (State of), Series 2016 S, GO Bonds	5.00%	05/01/2031	70	73,202
Ohio (State of), Series 2017 B, Ref. GO Bonds	5.00%	09/15/2026	15	15,832
Ohio (State of), Series 2017 C, Ref. GO Bonds	5.00%	08/01/2026	5	5,264
Ohio (State of), Series 2018 A, GO Bonds	5.00%	02/01/2031	100	103,967
Ohio (State of), Series 2018 A, GO Bonds	5.00%	02/01/2033	125	129,694
Ohio (State of), Series 2018 A, GO Bonds	5.00%	06/15/2033	15	15,622
Ohio (State of), Series 2018 A, GO Bonds	5.00%	02/01/2034	30	31,105
Ohio (State of), Series 2018 A, GO Bonds	5.00%	06/15/2034	40	41,581
Ohio (State of) (Garvee), Series 2016 1, RB	5.00%	12/15/2028	45	47,163
Ohio (State of) (Garvee), Series 2016-1, RB	5.00%	12/15/2027	40	41,955
Ohio (State of) (University Hospitals Health System, Inc.), Series 2016 A, Ref. RB	5.00%	01/15/2041	335	336,484
Ohio (State of) Water Development Authority, Series 2016 A, RB	5.00%	12/01/2032	200	209,685
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2017 A, RB	5.00%	12/01/2026	5	5,304
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2019 A, RB	5.00%	06/01/2026	45	47,252
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2019 A, RB	5.00%	12/01/2026	25	26,519
University of Cincinnati, Series 2016 C, RB	5.00%	06/01/2046	125	127,290

				2,392,709

Oklahoma-0.99%
Canadian (County of), OK Educational Facilities Authority (Mustang Public Schools), Series 2017, RB	5.00%	09/01/2026	50	52,295
Grand River Dam Authority, Series 2016 A, Ref. RB	5.00%	06/01/2026	10	10,423
Grand River Dam Authority, Series 2016 A, Ref. RB	5.00%	06/01/2029	15	15,796
Grand River Dam Authority, Series 2016 A, Ref. RB	5.00%	06/01/2032	45	47,206
Grand River Dam Authority, Series 2016 A, Ref. RB	4.00%	06/01/2033	600	605,383
Oklahoma (State of) Turnpike Authority, Series 2017 A, RB	5.00%	01/01/2037	190	194,968
Oklahoma (State of) Turnpike Authority, Series 2017 A, RB	5.00%	01/01/2042	170	173,194
Tulsa (County of), OK Industrial Authority (Jenks Public Schools), Series 2015, RB	5.00%	09/01/2026	25	25,768

				1,125,033

Oregon-0.47%
Clackamas County School District No. 12 North Clackamas, Series 2016, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	4.00%	06/15/2032	25	25,505
Hillsboro School District No. 1J, Series 2017, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2026	80	83,897
Multnomah County School District No. 1, Series 2020, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2026	40	42,014
Oregon (State of) (Seismic), Series 2016 F, Ref. GO Bonds	5.00%	05/01/2029	30	31,385
Oregon (State of) Facilities Authority (Legacy Health), Series 2016 A, Ref. RB	5.00%	06/01/2046	100	100,791
Oregon Health & Science University, Series 2016 B, Ref. RB	5.00%	07/01/2036	160	165,466
Portland Community College District, Series 2018, GO Bonds	5.00%	06/15/2029	25	26,202
University of Oregon, Series 2016 A, RB	5.00%	04/01/2046	60	61,390

				536,650

Pennsylvania-4.25%
Allegheny (County of), PA, Series 2016 C-75, Ref. GO Bonds	4.00%	11/01/2032	65	66,260
Allegheny (County of), PA Port Authority, Series 2020, Ref. RB	5.00%	03/01/2026	100	103,870
Chester (County of), PA, Series 2016 A, Ref. GO Bonds	4.00%	07/15/2028	45	46,270
Lancaster (County of), PA Hospital Authority (University of Pennsylvania), Series 2016 A, Ref. RB	5.00%	08/15/2042	140	142,456
Lancaster (County of), PA Hospital Authority (University of Pennsylvania), Series 2016, Ref. RB	5.00%	08/15/2026	50	52,325
Lehigh (County of), PA (Lehigh Valley Health Network), Series 2016 A, Ref. RB	4.00%	07/01/2035	100	98,232
Lycoming (County of), PA Authority (Pennsylvania College of Technology), Series 2016 A, Ref. RB	3.00%	10/01/2037	100	85,377

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

245

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania-(continued)
Monroeville Finance Authority, Series 2012, RB	5.00%	02/15/2026	$65	$67,246
Northampton (County of), PA General Purpose Authority (St. Luke’s University Health Network), Series 2016, Ref. RB	5.00%	08/15/2046	10	10,002
Pennsylvania (Commonwealth of), First Series 2015, GO Bonds	5.00%	03/15/2026	35	35,788
Pennsylvania (Commonwealth of), First Series 2016, GO Bonds	5.00%	02/01/2029	300	313,670
Pennsylvania (Commonwealth of), First Series 2016, GO Bonds	4.00%	02/01/2032	200	202,130
Pennsylvania (Commonwealth of), First Series 2017, Ref. GO Bonds	5.00%	01/01/2026	130	135,309
Pennsylvania (Commonwealth of), First Series 2020, GO Bonds	5.00%	05/01/2026	30	31,432
Pennsylvania (Commonwealth of), Second Series 2015 D, GO Bonds	3.25%	08/15/2026	515	510,894
Pennsylvania (Commonwealth of), Second Series 2016, GO Bonds	5.00%	09/15/2028	300	316,438
Pennsylvania (Commonwealth of), Second Series 2016, GO Bonds	4.00%	09/15/2030	65	65,889
Pennsylvania (Commonwealth of), Second Series 2016, GO Bonds	4.00%	09/15/2032	10	10,127
Pennsylvania (Commonwealth of) Economic Development Financing Authority (State System Higher Education), Series 2016, Ref. RB	4.00%	03/15/2033	25	25,119
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Trustees University of Pennsylvania), Series 2016 A, Ref. RB	4.00%	08/15/2031	500	507,894
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2016 A, Ref. RB	5.00%	12/01/2026	110	116,092
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2016 A, Ref. RB	5.00%	12/01/2028	35	37,003
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2016 A, Ref. RB	5.00%	12/01/2030	155	162,542
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2016 A, Ref. RB	5.00%	12/01/2032	230	241,863
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2016 A, Ref. RB	4.00%	12/01/2034	35	35,357
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2016 A-1, RB	5.00%	12/01/2034	60	62,485
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2016 A-1, RB	5.00%	12/01/2035	150	155,644
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2016 A-1, RB	5.00%	12/01/2036	45	46,528
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2016 A-1, RB	5.00%	12/01/2041	25	25,471
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2016 A-1, RB	5.00%	12/01/2046	60	61,212
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2016 B, Ref. RB	4.00%	06/01/2033	145	146,571
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2016, Ref. RB	5.00%	06/01/2026	40	41,210
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2016, Ref. RB	5.00%	12/01/2030	100	106,032
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2017 A, RB, (INS - AGM)(c)	4.00%	12/01/2037	385	383,577
Pennsylvania State University (The), Series 2016 A, RB	5.00%	09/01/2041	200	206,249
Philadelphia (City of), PA, Series 2019 A, Ref. GO Bonds	5.00%	08/01/2026	145	151,836
Pittsburgh (City of), PA Water & Sewer Authority, Series 2017 A, Ref. RB, (INS - AGM)(c)	5.00%	09/01/2026	45	47,288

				4,853,688

Rhode Island-0.16%
Rhode Island (State of), Series 2015 A, Ref. GO Bonds	5.00%	08/01/2026	20	20,640
Rhode Island (State of) Turnpike & Bridge Authority, Series 2016 A, Ref. RB	5.00%	10/01/2040	40	40,755
Rhode Island Commerce Corp. (Garvee), Series 2016 B, RB	5.00%	06/15/2026	50	52,246
Rhode Island Commerce Corp. (Garvee), Series 2016 B, RB	5.00%	06/15/2030	40	41,458
Rhode Island Health & Educational Building Corp. (Providence College), Series 2017, RB	5.00%	11/01/2047	25	25,384

				180,483

South Carolina-0.60%
South Carolina (State of) Jobs-Economic Development Authority (Carealliance Health Services), Series 2016 A, RB	5.25%	08/15/2046	65	65,751
South Carolina (State of) Public Service Authority, Series 2016 A, Ref. RB	5.00%	12/01/2029	225	232,070
South Carolina (State of) Public Service Authority, Series 2016 A, Ref. RB	5.00%	12/01/2031	150	154,406
South Carolina (State of) Public Service Authority, Series 2016 A, Ref. RB	5.00%	12/01/2032	145	149,008
South Carolina (State of) Public Service Authority, Series 2016 B, Ref. RB	4.00%	12/01/2056	20	17,337
South Carolina (State of) Transportation Infrastructure Bank, Series 2021 B, Ref. RB	5.00%	10/01/2026	65	68,545

				687,117

Tennessee-0.91%
Clarksville (City of), TN, Series 2016, Ref. RB(a)(b)	5.00%	02/01/2026	45	46,926
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2015 C, GO Bonds	5.00%	07/01/2026	100	102,984
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2016, Ref. GO Bonds	5.00%	01/01/2026	50	52,030
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2016, Ref. GO Bonds(a)(b)	5.00%	07/01/2026	100	105,157

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

246

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Tennessee-(continued)
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2017, GO Bonds	4.75%	07/01/2026	$20	$20,859
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center), Series 2016 A, RB	5.00%	07/01/2029	35	36,407
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center), Series 2016 A, RB	5.00%	07/01/2040	200	202,717
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center), Series 2016 A, RB	5.00%	07/01/2046	225	226,581
Tennessee (State of), Series 2016 B, Ref. GO Bonds	5.00%	08/01/2030	100	105,468
Tennessee (State of) School Bond Authority, Series 2017 B, Ref. RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	11/01/2026	35	37,011
Tennessee Energy Acquisition Corp., Series 2006 A, RB	5.25%	09/01/2026	30	30,436
Tennessee Energy Acquisition Corp., Series 2006 B, RB	5.63%	09/01/2026	75	76,469

				1,043,045

Texas-9.02%
Austin (City of), TX, Series 2016, Ref. RB	5.00%	11/15/2045	150	152,953
Austin (City of), TX, Series 2017 A, RB	5.00%	11/15/2041	40	40,827
Austin (City of), TX, Series 2021, Ref. RB	5.00%	11/15/2026	15	15,837
Bexar (County of), TX, Series 2017, Ref. GO Bonds(a)(b)	5.00%	06/15/2026	60	62,864
Bexar (County of), TX, Series 2017, Ref. GO Bonds(a)(b)	5.00%	06/15/2026	220	230,501
Bexar (County of), TX, Series 2017, Ref. GO Bonds	5.00%	06/15/2028	500	522,297
Board of Regents of the University of Texas System, Series 2016 D, RB	5.00%	08/15/2026	135	141,974
Board of Regents of the University of Texas System, Series 2016 J, RB	5.00%	08/15/2028	125	131,355
Board of Regents of the University of Texas System (Green Bonds), Series 2016 B, RB	5.00%	08/15/2026	35	36,808
Cypress-Fairbanks Independent School District, Series 2016, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2026	100	104,291
Dallas (City of), TX, Series 2015 A, Ref. RB	5.00%	10/01/2026	160	164,622
Dallas (City of), TX, Series 2016 A, Ref. RB	4.00%	10/01/2041	25	24,329
Dallas (City of), TX, Series 2017, Ref. GO Bonds	5.00%	02/15/2026	500	520,256
Dallas (City of), TX Area Rapid Transit, Series 2016 B, Ref. RB	5.00%	12/01/2032	45	47,149
Dallas (City of), TX Area Rapid Transit, Series 2016 B, Ref. RB	4.00%	12/01/2036	100	100,226
Dallas (County of), TX Utility & Reclamation District, Series 2016, Ref. GO Bonds	5.00%	02/15/2026	30	31,051
Denton (City of), TX, Series 2017, RB	5.00%	12/01/2035	165	170,263
El Paso (City of), TX, Series 2016, GO Bonds	5.00%	08/15/2042	100	102,226
El Paso Independent School District, Series 2017, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2037	150	155,530
Fort Bend Independent School District, Series 2017 E, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2026	75	78,146
Harris (County of), TX, Series 2015 A, Ref. GO Bonds	5.00%	10/01/2026	155	158,885
Harris (County of), TX, Series 2016 A, Ref. RB	5.00%	08/15/2030	30	31,267
Harris (County of), TX, Series 2016 A, Ref. RB	5.00%	08/15/2031	60	62,500
Harris (County of), TX, Series 2016 A, Ref. RB	5.00%	08/15/2036	95	97,832
Harris (County of), TX Metropolitan Transit Authority, Series 2016 A, Ref. RB	5.00%	11/01/2028	30	31,571
Harris (County of), TX Metropolitan Transit Authority, Series 2016 A, Ref. RB	5.00%	11/01/2029	5	5,260
Harris (County of), TX Toll Road Authority (The), Series 2022 A, Ref. RB	5.00%	08/15/2026	125	131,457
Houston (City of), TX, Series 2016 B, Ref. RB	4.00%	11/15/2031	300	303,733
Houston (City of), TX, Series 2016 B, Ref. RB	5.00%	11/15/2032	80	84,199
Houston (City of), TX, Series 2016 B, Ref. RB	5.00%	11/15/2033	45	47,299
Houston (City of), TX, Series 2016 B, Ref. RB	5.00%	11/15/2036	140	145,397
Houston (City of), TX, Series 2017 A, Ref. GO Bonds	5.00%	03/01/2026	200	207,256
Houston (City of), TX, Series 2017 B, Ref. RB	5.00%	11/15/2026	25	26,347
Houston (City of), TX, Series 2018 B, Ref. RB	5.00%	07/01/2026	60	62,845
Houston Independent School District, Series 2016 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2028	20	20,825
Houston Independent School District, Series 2016 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2029	145	151,122
Houston Independent School District, Series 2016 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2031	185	192,634

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

247

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Houston Independent School District, Series 2016 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2033	$55	$55,640
Houston Independent School District, Series 2017, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2026	110	114,772
Humble Independent School District, Series 2015 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2026	25	25,204
Lone Star College System, Series 2016, Ref. GO Bonds	4.00%	02/15/2032	45	45,618
Lone Star College System, Series 2016, Ref. GO Bonds	5.00%	02/15/2033	25	25,764
Lower Colorado River Authority (LCRA Transmission Services Corp.), Series 2021, Ref. RB	5.00%	05/15/2026	150	155,984
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc.), Series 2016, RB, (Acquired 09/23/2019; Cost $104,640)(d)(e)	5.00%	07/02/2046	100	68,500
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc.), Series 2016, RB, (Acquired 09/23/2019; Cost $208,449)(d)(e)	5.00%	07/03/2051	200	137,000
North East Independent School District, Series 2007, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.25%	02/01/2026	30	31,322
North Texas Tollway Authority, Series 2015 B, Ref. RB	5.00%	01/01/2026	30	30,474
North Texas Tollway Authority, Series 2016 A, Ref. RB	5.00%	01/01/2028	150	155,923
North Texas Tollway Authority, Series 2016 A, Ref. RB	5.00%	01/01/2030	100	103,838
North Texas Tollway Authority, Series 2016 A, Ref. RB	5.00%	01/01/2031	80	83,008
North Texas Tollway Authority, Series 2016 A, Ref. RB	5.00%	01/01/2032	10	10,366
North Texas Tollway Authority, Series 2016 A, Ref. RB	5.00%	01/01/2039	5	5,099
North Texas Tollway Authority, Series 2017 B, Ref. RB	5.00%	01/01/2031	120	124,248
Pearland (City of), TX, Series 2021 B, Ctfs. of Obligations	5.00%	03/01/2030	630	656,604
Permanent University Fund - University of Texas System, Series 2007 B, Ref. RB	5.25%	07/01/2026	35	36,933
Plano Independent School District, Series 2016 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2029	85	88,609
San Antonio (City of), TX, Series 2015, RB	4.00%	02/01/2033	50	50,200
San Antonio (City of), TX, Series 2015, Ref. RB	5.00%	02/01/2026	70	72,797
San Antonio (City of), TX, Series 2015, Ref. RB	3.13%	02/01/2028	75	73,444
San Antonio (City of), TX, Series 2016, Ref. RB	5.00%	02/01/2026	210	218,392
San Antonio (City of), TX, Series 2016, Ref. RB	4.00%	02/01/2028	30	30,333
San Antonio (City of), TX, Series 2016, Ref. RB	5.00%	02/01/2030	20	20,946
San Antonio (City of), TX, Series 2016, Ref. RB	4.00%	02/01/2032	125	125,770
San Antonio (City of), TX, Series 2018 A, RB	5.00%	02/01/2026	30	31,199
San Antonio (City of), TX, Series 2019, Ref. RB	4.00%	02/01/2026	130	131,790
San Antonio (City of), TX Water System, Series 2016 A, Ref. RB	5.00%	05/15/2031	15	15,644
San Antonio (City of), TX Water System, Series 2016 A, Ref. RB	5.00%	05/15/2032	20	20,832
San Antonio (City of), TX Water System, Series 2016 C, Ref. RB	5.00%	05/15/2036	100	103,835
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Scott & White Health), Series 2016 A, Ref. RB	5.00%	11/15/2029	135	140,629
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Scott & White Health), Series 2016, Ref. RB	5.00%	11/15/2028	35	36,460
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Scott & White Health), Series 2016, Ref. RB	4.00%	11/15/2034	95	95,514
Tarrant County Cultural Education Facilities Finance Corp. (Texas Health Resources System), Series 2016 A, Ref. RB	5.00%	02/15/2041	250	254,953
Tarrant County Cultural Education Facilities Finance Corp. (Texas Health Resources System), Series 2016, Ref. RB	5.00%	02/15/2034	20	20,801
Texas (State of), Series 2016 A, GO Bonds	5.00%	04/01/2026	200	208,447
Texas (State of), Series 2016 A, GO Bonds	5.00%	04/01/2038	250	258,849
Texas (State of), Series 2016, GO Bonds	5.00%	04/01/2029	20	20,893
Texas (State of), Series 2016, GO Bonds	5.00%	04/01/2031	140	146,006
Texas (State of), Series 2016, GO Bonds	5.00%	04/01/2037	30	31,092
Texas (State of) Transportation Commission State Highway Fund, Series 2016 A, RB	5.00%	10/01/2026	85	89,586
Texas (State of) Water Development Board, Series 2016, RB	4.00%	10/15/2035	400	401,323
Texas A&M University, Series 2016 C, Ref. RB	4.00%	05/15/2028	100	101,826
Texas A&M University, Series 2016 C, Ref. RB	4.00%	05/15/2029	30	30,532
Trinity River Authority, Series 2016, Ref. RB	5.00%	08/01/2026	500	524,137

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

248

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
University of Houston, Series 2017 A, Ref. RB	5.00%	02/15/2030	$75	$77,727
University of Houston, Series 2017 A, Ref. RB	5.00%	02/15/2036	395	407,024

				10,289,821

Utah-0.32%
Utah (County of), UT (IHC Health Services, Inc.), Series 2016 B, RB	3.00%	05/15/2047	95	71,534
Utah (State of), Series 2018, GO Bonds	5.00%	07/01/2026	160	168,384
Utah (State of) Transit Authority, Series 2016, Ref. RB	3.00%	12/15/2028	125	122,362

				362,280

Vermont-0.07%
Vermont (State of) Educational & Health Buildings Financing Agency (University of Vermont Medical Center), Series 2016 A, Ref. RB	5.00%	12/01/2036	80	81,617

Virginia-2.17%
Chesapeake Bay Bridge & Tunnel District, Series 2016, RB	5.00%	07/01/2046	255	257,634
Fairfax (County of), VA, Series 2016 A, Ref. GO Bonds(a)(b)	5.00%	04/01/2026	100	104,626
Fairfax (County of), VA, Series 2016 A, Ref. GO Bonds	4.00%	10/01/2027	95	97,208
Fairfax (County of), VA Industrial Development Authority (Inova Health System), Series 2016 A, Ref. RB	5.00%	05/15/2030	120	125,012
Fairfax (County of), VA Industrial Development Authority (Inova Health System), Series 2016 A, Ref. RB	5.00%	05/15/2031	20	20,833
Hampton (City of), VA Roads Transportation Accountability Commission, Series 2021 A, RB(a)	5.00%	07/01/2026	770	808,641
Hampton Roads Sanitation District, Series 2016 A, Ref. RB(a)(b)	5.00%	08/01/2026	100	105,196
Hampton Roads Sanitation District, Series 2016 A, Ref. RB(a)(b)	5.00%	08/01/2026	25	26,299
Hampton Roads Sanitation District, Series 2016 A, Ref. RB(a)(b)	5.00%	08/01/2026	10	10,520
Hampton Roads Sanitation District, Series 2016 A, Ref. RB(a)(b)	5.00%	08/01/2026	40	42,079
Richmond (City of), VA, Series 2016, Ref. RB	5.00%	01/15/2026	20	20,861
Richmond (City of), VA, Series 2016, Ref. RB	5.00%	01/15/2028	40	41,480
Richmond (City of), VA, Series 2016, Ref. RB	5.00%	01/15/2030	20	20,786
Richmond (City of), VA, Series 2016, Ref. RB	4.00%	01/15/2037	150	150,664
Virginia (Commonwealth of), Series 2015 B, Ref. GO Bonds	5.00%	06/01/2026	25	25,782
Virginia (Commonwealth of) College Building Authority, Series 2016 A, Ref. RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	09/01/2028	85	89,322
Virginia (Commonwealth of) College Building Authority, Series 2016 A, Ref. RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	09/01/2029	65	68,438
Virginia (Commonwealth of) College Building Authority (21st Century College and Equipment Programs), Series 2017, RB	5.00%	02/01/2026	70	73,012
Virginia (Commonwealth of) College Building Authority (21st Century College and Equipment Programs), Series 2019 C, Ref. RB	5.00%	02/01/2026	35	36,506
Virginia (Commonwealth of) Public Building Authority, Series 2020 B, Ref. RB	5.00%	08/01/2026	30	31,576
Virginia (Commonwealth of) Transportation Board, Series 2017 A, Ref. RB	5.00%	05/15/2026	80	83,906
Virginia (Commonwealth of) Transportation Board (Garvee), Series 2017, Ref. RB	5.00%	03/15/2026	225	235,204

				2,475,585

Washington-3.32%
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2016 S-1, RB	5.00%	11/01/2035	145	151,706
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2021 S-1, Ref. RB	5.00%	11/01/2026	10	10,581
Energy Northwest (Bonneville Power Administration), Series 2016 A, Ref. RB	5.00%	07/01/2026	20	21,020
Energy Northwest (Bonneville Power Administration), Series 2016 A, Ref. RB	5.00%	07/01/2028	50	52,488
Energy Northwest (No. 1), Series 2017 A, Ref. RB	5.00%	07/01/2026	10	10,510
Energy Northwest (No. 1), Series 2022 A, Ref. RB	5.00%	07/01/2026	295	310,049
King (County of), WA, Series 2016 A, Ref. RB	4.00%	07/01/2035	600	604,735
King (County of), WA, Series 2016 B, Ref. RB	5.00%	07/01/2028	100	104,839
King (County of), WA, Series 2016 B, Ref. RB	4.00%	07/01/2030	50	50,908
King (County of), WA, Series 2016 B, Ref. RB	4.00%	07/01/2032	125	126,918
King County School District No. 401 Highline, Series 2015, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2026	40	41,460
King County School District No. 401 Highline, Series 2017, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2028	25	26,355

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

249

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington-(continued)
King County School District No. 401 Highline, Series 2017, GO Bonds, (CEP - Oregon School Bond Guaranty)	4.00%	12/01/2029	$25	$25,512
King County School District No. 401 Highline, Series 2017, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2031	40	42,180
King County School District No. 405 Bellevue, Series 2016, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2029	15	15,875
King County School District No. 405 Bellevue, Series 2016, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2030	100	105,577
King County School District No. 411 Issaquah, Series 2017, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2032	30	31,494
North Thurston Public Schools, Series 2017, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2026	45	47,663
Seattle (City of), WA, Series 2015 A, Ref. GO Bonds	5.00%	06/01/2026	20	20,591
Seattle (City of), WA, Series 2019 B, Ref. RB	5.00%	02/01/2026	70	72,929
Seattle (Port of), WA, Series 2016, Ref. RB	5.00%	02/01/2030	35	36,257
University of Washington, Series 2016 A, Ref. RB	5.25%	12/01/2046	200	207,148
Washington (State of), Series 2016 A, GO Bonds	5.00%	08/01/2031	160	167,286
Washington (State of), Series 2016 B, Ref. GO Bonds	5.00%	07/01/2026	250	259,678
Washington (State of), Series 2016 B, Ref. GO Bonds	5.00%	07/01/2029	40	41,567
Washington (State of), Series 2016 B, Ref. GO Bonds	5.00%	08/01/2029	10	10,489
Washington (State of), Series 2016 B, Ref. GO Bonds	5.00%	07/01/2030	10	10,373
Washington (State of), Series 2016 B, Ref. GO Bonds	5.00%	08/01/2030	40	41,855
Washington (State of), Series 2016 B, Ref. GO Bonds	5.00%	07/01/2031	55	57,017
Washington (State of), Series 2016 B, Ref. GO Bonds	5.00%	07/01/2032	100	103,508
Washington (State of), Series 2016 B, Ref. GO Bonds	5.00%	08/01/2032	50	52,178
Washington (State of), Series 2016 R, Ref. GO Bonds	5.00%	07/01/2032	30	31,052
Washington (State of), Series 2020 C, GO Bonds	5.00%	02/01/2026	90	93,915
Washington (State of), Series R-2017 A, Ref. GO Bonds	5.00%	08/01/2028	395	414,664
Washington (State of), Series R-2017 A, Ref. GO Bonds	5.00%	08/01/2030	25	26,160
Washington (State of), Series R-2017 A, Ref. GO Bonds	5.00%	08/01/2032	280	292,198
Washington (State of) Higher Education Facilities Authority (Whitworth University), Series 2016 A, Ref. RB	5.00%	10/01/2040	70	70,160

				3,788,895

Wisconsin-1.30%
Wisconsin (State of), Series 2016 2, Ref. GO Bonds	5.00%	11/01/2026	40	41,899
Wisconsin (State of), Series 2018 A, RB	5.00%	06/01/2026	200	209,955
Wisconsin (State of), Series 2019 A, Ref. RB(a)	5.00%	05/01/2026	60	62,880
Wisconsin (State of), Series 2021 1, Ref. GO Bonds	5.00%	05/01/2026	125	131,099
Wisconsin (State of) Department of Transportation, Series 2015 1, Ref. RB	5.00%	07/01/2026	70	72,010
Wisconsin (State of) Department of Transportation, Series 2017 2, Ref. RB	5.00%	07/01/2026	20	21,031
Wisconsin (State of) Department of Transportation, Series 2017, Ref. RB	5.00%	07/01/2026	85	89,383
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Health Credit Group), Series 2016 A, Ref. RB(a)(b)	3.13%	05/15/2026	25	24,963
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Health Credit Group), Series 2016 A, Ref. RB	4.00%	11/15/2033	25	25,196
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Health Credit Group), Series 2016 A, Ref. RB	4.00%	11/15/2035	240	240,306
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Health Credit Group), Series 2016 A, Ref. RB	4.50%	11/15/2039	100	100,386
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Health Credit Group), Series 2016 A, Ref. RB	5.00%	11/15/2039	350	355,329
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Health Credit Group), Series 2016, Ref. RB	4.00%	11/15/2032	10	10,097

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

250

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin-(continued)
Wisconsin (State of) Public Finance Authority (KU Campus Development Corp. -Central District Development), Series 2016, RB	5.00%	03/01/2041	$65	$65,740
Wisconsin (State of) Public Finance Authority (KU Campus Development Corp. -Central District Development), Series 2016, RB	5.00%	03/01/2046	30	30,208

				1,480,482

TOTAL INVESTMENTS IN SECURITIES(f)-98.60% (Cost $115,124,646)				112,532,438
OTHER ASSETS LESS LIABILITIES-1.40%				1,602,392

NET ASSETS-100.00%				$114,134,830

Investment Abbreviations:

AGM	-Assured Guaranty Municipal Corp.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
Ctfs.	-Certificates
GO	-General Obligation
INS	-Insurer
NATL	-National Public Finance Guarantee Corp.
RB	-Revenue Bonds
Ref.	-Refunding
RN	-Revenue Notes
Wts.	-Warrants

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2023 was $205,500, which represented less than 1% of the Fund’s Net Assets.

(e)	Restricted security. The aggregate value of these securities at August 31, 2023 was $205,500, which represented less than 1% of the Fund’s Net Assets.
(f)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

251

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)

August 31, 2023

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.70%
Alabama-1.02%
Alabama (State of), Series 2016 C, Ref. GO Bonds	5.00%	08/01/2027	$25	$26,329
Alabama (State of) Federal Aid Highway Finance Authority (Garvee), Series 2017 A, RB(a)(b)	4.00%	09/01/2027	70	72,629
Alabama (State of) Federal Aid Highway Finance Authority (Garvee), Series 2017 A, RB(a)(b)	5.00%	09/01/2027	75	80,618
Alabama (State of) Federal Aid Highway Finance Authority (Garvee), Series 2017 A, RB(a)	5.00%	09/01/2027	25	26,872
Alabama (State of) Federal Aid Highway Finance Authority (Garvee), Series 2017 A, RB(a)(b)	5.00%	09/01/2027	75	80,618
Alabama (State of) Public School & College Authority (Social Bonds), Series 2020 A, Ref. RB	5.00%	11/01/2027	60	64,698
Birmingham (City of), AL Water Works Board, Series 2016 B, Ref. RB(a)(b)	5.00%	01/01/2027	75	79,545
Birmingham (City of), AL Water Works Board, Series 2016 B, Ref. RB(a)(b)	5.00%	01/01/2027	65	68,939
Jefferson (County of), AL, Series 2017, Ref. Revenue Wts	5.00%	09/15/2030	150	156,305
Tuscaloosa (City of), AL Board of Education, Series 2017, Revenue Wts.(a)(b)	4.00%	02/01/2027	260	268,291

				924,844

Arizona-1.60%
Arizona (State of), Series 2019 A, Ref. COP(a)	5.00%	10/01/2027	100	106,671
Arizona (State of) Sports & Tourism Authority, Series 2022, Ref. RB, (INS - BAM)(c)	5.00%	07/01/2027	100	105,752
Maricopa (County of), AZ Industrial Development Authority (Banner Health Obligated Group), Series 2016, Ref. RB	5.00%	01/01/2031	80	83,594
Maricopa (County of), AZ Industrial Development Authority (Banner Health Obligated Group), Series 2016, Ref. RB	5.00%	01/01/2034	105	109,491
Maricopa (County of), AZ Industrial Development Authority (Banner Health Obligated Group), Series 2016, Ref. RB	5.00%	01/01/2035	225	234,237
Phoenix (City of), AZ, Series 2022, Ref. GO Bonds	5.00%	07/01/2027	10	10,705
Phoenix Civic Improvement Corp., Series 2017 D, Ref. RB	5.00%	07/01/2032	175	186,185
Phoenix Civic Improvement Corp., Series 2017, Ref. RB	5.00%	07/01/2027	40	41,926
Salt River Project Agricultural Improvement & Power District, Series 2016 A, Ref. RB	5.00%	01/01/2027	315	334,396
Salt River Project Agricultural Improvement & Power District, Series 2016 A, Ref. RB	5.00%	01/01/2034	90	95,395
Salt River Project Agricultural Improvement & Power District, Series 2016 A, Ref. RB	5.00%	01/01/2036	140	147,442

				1,455,794

California-18.41%
Anaheim (City of), CA Public Financing Authority (Anaheim Public Improvements), Series 2019 A, Ref. RB, (INS - BAM)(c)	5.00%	09/01/2036	200	208,965
Bay Area Toll Authority (San Francisco Bay Area), Series 2017 F-1, RB(a)(b)	5.00%	04/01/2027	35	37,613
Bay Area Toll Authority (San Francisco Bay Area), Series 2017 F-1, RB	4.00%	04/01/2056	10	9,680
Bay Area Toll Authority (San Francisco Bay Area), Series 2017, Ref. RB	5.00%	04/01/2027	25	26,796
Bay Area Toll Authority (San Francisco Bay Area), Series 2017, Ref. RB	4.00%	04/01/2029	125	129,435
Bay Area Toll Authority (San Francisco Bay Area), Series 2017, Ref. RB	4.00%	04/01/2032	155	159,017
Bay Area Toll Authority (San Francisco Bay Area), Series 2017, Ref. RB	4.00%	04/01/2035	275	280,052
California (State of), Series 2017, GO Bonds	5.00%	08/01/2031	425	456,197
California (State of), Series 2017, GO Bonds	4.00%	11/01/2032	10	10,311
California (State of), Series 2017, GO Bonds	5.00%	11/01/2047	140	147,125
California (State of), Series 2017, Ref. GO Bonds	5.00%	08/01/2027	15	15,879
California (State of), Series 2017, Ref. GO Bonds	5.00%	08/01/2029	80	86,086
California (State of), Series 2017, Ref. GO Bonds	5.00%	11/01/2029	245	264,791
California (State of), Series 2017, Ref. GO Bonds	5.00%	08/01/2030	605	649,052
California (State of), Series 2017, Ref. GO Bonds	5.00%	11/01/2030	60	64,640
California (State of), Series 2017, Ref. GO Bonds	4.00%	11/01/2032	25	25,779
California (State of), Series 2017, Ref. GO Bonds	5.00%	08/01/2033	65	69,711
California (State of), Series 2017, Ref. GO Bonds	4.00%	11/01/2034	25	25,657
California (State of), Series 2017, Ref. GO Bonds	5.00%	08/01/2035	385	411,934
California (State of), Series 2017, Ref. GO Bonds	5.00%	11/01/2037	20	21,285
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2027	415	444,815
California (State of), Series 2019, Ref. GO Bonds	5.00%	10/01/2027	180	194,577
California (State of), Series 2020, GO Bonds	3.00%	03/01/2027	370	369,780

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

252

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of), Series 2020, GO Bonds	5.00%	11/01/2027	$75	$81,208
California (State of), Series 2021, Ref. GO Bonds	5.00%	09/01/2027	250	269,799
California (State of), Series 2021, Ref. GO Bonds	5.00%	12/01/2027	290	314,528
California (State of), Series 2022, GO Bonds	5.00%	04/01/2027	25	26,796
California (State of), Series 2022, Ref. GO Bonds	5.00%	04/01/2042	100	105,489
California (State of) (Bid Group C), Series 2016, Ref. GO Bonds	5.00%	08/01/2027	45	47,636
California (State of) Department of Water Resources (Central Valley), Series 2017 AX, Ref. RB(a)(b)	5.00%	12/01/2027	15	16,319
California (State of) Department of Water Resources (Central Valley), Series 2017 AX, Ref. RB	5.00%	12/01/2030	150	163,574
California (State of) Department of Water Resources (Central Valley), Series 2017 AX, Ref. RB	5.00%	12/01/2032	50	54,636
California (State of) Educational Facilities Authority (Loma Linda University), Series 2017 A, Ref. RB	5.00%	04/01/2042	250	255,315
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles), Series 2017 A, Ref. RB	5.00%	08/15/2047	600	600,466
California (State of) Health Facilities Financing Authority (Kaiser Permanente), Subseries 2017 A-1, RB	5.00%	11/01/2027	435	472,963
California (State of) Health Facilities Financing Authority (Stanford Health Care), Series 2017 A, Ref. RB	5.00%	11/15/2031	50	54,037
California (State of) Health Facilities Financing Authority (Stanford Health Care), Series 2017 A, Ref. RB	5.00%	11/15/2033	50	53,968
California (State of) Health Facilities Financing Authority (Stanford Health Care), Series 2017 A, Ref. RB	5.00%	11/15/2036	40	42,613
California (State of) Health Facilities Financing Authority (Stanford Health Care), Series 2017 A, Ref. RB	4.00%	11/15/2040	50	49,639
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2017 A, Ref. RB	5.00%	11/15/2034	100	106,614
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2017 A, Ref. RB	5.00%	11/15/2038	250	261,156
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2017 A, Ref. RB	5.00%	11/15/2048	200	204,512
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2018 A, RB	5.00%	11/15/2033	15	16,049
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2018 A, RB	5.00%	11/15/2035	60	63,547
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2018 A, RB	5.00%	11/15/2036	30	31,582
California (State of) Infrastructure & Economic Development Bank (Clean Water Revolving Fund) (Green Bonds), Series 2017, RB	5.00%	10/01/2027	30	32,219
California (State of) Infrastructure & Economic Development Bank (Clean Water Revolving Fund) (Green Bonds), Series 2017, RB	5.00%	10/01/2029	10	10,767
California (State of) Municipal Finance Authority (Community Medical Centers), Series 2017 A, Ref. RB	5.00%	02/01/2047	100	101,045
California (State of) Municipal Finance Authority (Eisenhower Medical Centers), Series 2017 A, Ref. RB	5.00%	07/01/2042	150	150,611
California (State of) Public Works Board, Series 2017 B, Ref. RB	5.00%	10/01/2029	250	270,604
California (State of) Public Works Board, Series 2022 C, Ref. RB	5.00%	08/01/2027	5	5,402
California (State of) Public Works Board (Various Capital), Series 2016 C, Ref. RB	5.00%	11/01/2027	40	42,475
California (State of) Public Works Board (Various Capital), Series 2019 C, RB	5.00%	11/01/2027	10	10,860
California State University, Series 2017 A, Ref. RB	5.00%	11/01/2028	40	43,101
California State University, Series 2017 A, Ref. RB	5.00%	11/01/2031	15	16,097
California State University, Series 2017 A, Ref. RB	5.00%	11/01/2032	150	160,866
California State University, Series 2017 A, Ref. RB	5.00%	11/01/2035	65	69,301
California State University, Series 2017 A, Ref. RB	5.00%	11/01/2038	55	57,968
California State University, Series 2017 A, Ref. RB	5.00%	11/01/2042	110	114,973
Ceres Unified School District, Series 2017, GO Bonds, (INS - BAM)(c)	5.00%	08/01/2051	270	278,536
Coast Community College District (Election of 2012), Series 2017 D, GO Bonds(a)(b)	5.00%	08/01/2027	15	16,263
Contra Costa (County of), CA Transportation Authority, Series 2018 B, Ref. RB	5.00%	03/01/2029	65	69,806
Desert Community College District, Series 2017, Ref. GO Bonds	5.00%	08/01/2033	60	64,513
East Bay Municipal Utility District, Series 2017 B, Ref. RB	5.00%	06/01/2031	25	27,044
East Bay Municipal Utility District, Series 2017 B, Ref. RB	5.00%	06/01/2032	45	48,657
East Bay Municipal Utility District, Series 2017 B, Ref. RB	5.00%	06/01/2034	150	162,174
Eastern Municipal Water District Financing Authority, Series 2017 D, RB	5.00%	07/01/2047	100	104,692
Etiwanda School District (Election of 2016), Series 2017 A, GO Bonds	5.00%	08/01/2046	180	186,537
Fairfield (City of), CA, Series 2017, Ref. RB	5.00%	04/01/2042	85	88,350
Hacienda La Puente Unified School District (Election of 2016), Series 2017 A, GO Bonds	5.25%	08/01/2042	100	105,675
Hartnell Community College District (Election of 2002), Series 2009 D, GO Bonds	7.00%	08/01/2034	60	69,695
Jurupa Unified School District, Series 2017 B, GO Bonds	4.00%	08/01/2041	55	53,731
Los Angeles (City of), CA (Green Bonds), Series 2017 A, RB	5.00%	06/01/2030	100	107,664
Los Angeles (City of), CA Department of Airports, Series 2020 B, Ref. RB	5.00%	05/15/2027	30	32,414

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

253

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Los Angeles (City of), CA Department of Water & Power, Series 2017 A, RB	5.00%	07/01/2042	$150	$156,220
Los Angeles (City of), CA Department of Water & Power, Series 2017 A, RB	5.00%	07/01/2047	200	207,088
Los Angeles (City of), CA Department of Water & Power, Series 2017 A, Ref. RB	5.00%	07/01/2044	300	311,722
Los Angeles (City of), CA Department of Water & Power, Series 2017 A, Ref. RB	5.25%	07/01/2044	150	157,261
Los Angeles (City of), CA Department of Water & Power, Series 2017 B, Ref. RB	5.00%	07/01/2028	35	37,379
Los Angeles (City of), CA Department of Water & Power, Series 2017 B, Ref. RB	5.00%	07/01/2031	75	80,295
Los Angeles (City of), CA Department of Water & Power, Series 2017 B, Ref. RB	5.00%	07/01/2034	25	26,714
Los Angeles (City of), CA Department of Water & Power, Series 2020 A, Ref. RB	5.00%	07/01/2027	100	107,949
Los Angeles (City of), CA Department of Water & Power, Series 2020 B, Ref. RB	4.00%	07/01/2027	60	62,653
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2017 A, RB	5.00%	07/01/2038	210	222,372
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2017 A, RB	5.00%	07/01/2042	200	209,749
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2021 A, RB	5.00%	06/01/2027	175	188,757
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2017 A, RB	5.00%	07/01/2027	10	10,806
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2017 A, RB	5.00%	07/01/2029	35	37,847
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2019 A, RB	5.00%	07/01/2027	5	5,403
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2020 A, RB	5.00%	06/01/2027	275	296,619
Los Angeles Unified School District, Series 2019 A, Ref. GO Bonds	5.00%	07/01/2027	160	172,598
Los Angeles Unified School District, Series 2020 A, Ref. GO Bonds	5.00%	07/01/2027	55	59,331
Los Angeles Unified School District, Series 2020 C, GO Bonds	5.00%	07/01/2027	15	16,181
Los Angeles Unified School District (Election of 2008), Series 2018 B-1, GO Bonds	5.00%	07/01/2027	55	59,331
Marin (County of), CA Healthcare District (Election of 2013), Series 2017 A, GO Bonds	4.00%	08/01/2047	45	42,960
Metropolitan Water District of Southern California, Series 2019 A, Ref. RB	5.00%	07/01/2027	10	10,787
Richmond (City of), CA, Series 2017 A, Ref. RB	5.25%	08/01/2047	150	157,295
Riverside (County of), CA Transportation Commission, Series 2017 B, Ref. RB	5.00%	06/01/2029	15	16,267
Riverside (County of), CA Transportation Commission, Series 2017 B, Ref. RB	5.00%	06/01/2030	25	27,116
Riverside (County of), CA Transportation Commission, Series 2017 B, Ref. RB	5.00%	06/01/2032	75	81,254
Riverside (County of), CA Transportation Commission, Series 2017 B, Ref. RB	5.00%	06/01/2038	200	211,667
Sacramento (City of), CA Municipal Utility District, Series 2016 D, Ref. RB	5.00%	08/15/2027	45	48,727
Sacramento (City of), CA Municipal Utility District, Series 2018 D, Ref. RB	5.00%	08/15/2027	10	10,828
San Bernardino Community College District (Election of 2018), Series 2019 A, GO Bonds(a)(b)	4.00%	08/16/2027	25	26,090
San Diego (City of), CA Association of Governments (Mid Coast Corridor; Green Bonds), Series 2019, RB	1.80%	11/15/2027	35	32,067
San Diego (City of), CA Public Facilities Financing Authority, Series 2016 A, Ref. RB	5.00%	05/15/2027	45	47,513
San Diego Unified School District, Series 2017 I, GO Bonds	4.00%	07/01/2035	25	25,615
San Diego Unified School District (Election of 2012), Series 2017 I, GO Bonds	4.00%	07/01/2047	215	206,574
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2017 B, RB	5.00%	05/01/2047	500	516,526
San Francisco (City of), CA Public Utilities Commission, Series 2016, Ref. RB	5.00%	11/01/2027	45	47,945
San Francisco (City of), CA Public Utilities Commission (Green Bonds), Series 2017 D, Ref. RB	5.00%	11/01/2027	10	10,869
San Francisco (City of), CA Public Utilities Commission (Green Bonds), Series 2017 D, Ref. RB	5.00%	11/01/2030	40	43,526
San Francisco (County of), CA Transportation Authority, Series 2017, RB	3.00%	02/01/2034	15	14,203
San Francisco Bay Area Rapid Transit District, Series 2019 A, RB	4.00%	07/01/2036	250	253,606
San Francisco Bay Area Rapid Transit District (Green Bonds) (Election of 2016), Series 2017 A, GO Bonds	5.00%	08/01/2047	90	94,095
San Jose (City of), CA, Series 2017 B, Ref. RB	5.00%	03/01/2042	10	10,365
San Jose (City of), CA Redevelopment Agency Successor Agency, Series 2017 A, Ref. RB	5.00%	08/01/2034	80	86,074
San Jose (City of), CA Redevelopment Agency Successor Agency, Series 2017 A, Ref. RB	5.00%	08/01/2035	200	214,378
San Jose Unified School District (Election of 2012), Series 2018 E, GO Bonds	4.00%	08/01/2042	100	98,497
Santa Clara (County of), CA, Series 2017 C, Ref. GO Bonds	5.00%	08/01/2031	285	307,230
Santa Clara Valley Transportation Authority, Series 2023 A, Ref. RB	5.00%	04/01/2027	500	536,978
Santa Monica (City of), CA Public Financing Authority (Green Bonds), Series 2017, RB	4.00%	07/01/2047	20	19,333
Tuolumne (City of), CA Wind Project Authority, Series 2016 A, Ref. RB	5.00%	01/01/2027	40	42,672
Turlock (City of), CA Irrigation District, Series 2016, Ref. RB	5.00%	01/01/2046	130	134,635
University of California, Series 2017 AV, RB	5.00%	05/15/2042	350	367,844
University of California, Series 2017 AV, RB	5.25%	05/15/2042	30	31,798
University of California, Series 2017 AY, Ref. RB	5.00%	05/15/2031	85	91,367
University of California, Series 2017 AY, Ref. RB	4.00%	05/15/2033	30	30,842
University of California (Limited), Series 2017 M, RB	5.00%	05/15/2031	30	32,204

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

254

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
University of California (Limited), Series 2017 M, RB	5.00%	05/15/2032	$5	$5,354
University of California (Limited), Series 2017 M, RB	5.00%	05/15/2047	350	365,469
University of California (Limited), Series 2017 M, RB	5.00%	05/15/2052	100	103,975

				16,734,483

Colorado-1.02%
Adams & Weld Counties School District No. 27J Brighton, Series 2017, GO Bonds	5.00%	12/01/2042	215	224,396
Arapahoe County School District No. 6 Littleton, Series 2019 A, GO Bonds	5.50%	12/01/2027	85	93,589
Board of Trustees of the Colorado School of Mines, Series 2017 B, RB	5.00%	12/01/2047	100	103,609
Colorado (State of), Series 2020 A, COP	5.00%	12/15/2027	45	48,412
Colorado (State of) Educational & Cultural Facilities Authority (University of Denver), Series 2017 A, RB	5.00%	03/01/2040	25	25,849
Colorado (State of) Regional Transportation District (Fastracks), Series 2013 A, Ref. RB	5.00%	11/01/2027	40	43,181
Colorado (State of) Regional Transportation District (Fastracks), Series 2017 B, Ref. RB	5.00%	11/01/2034	100	106,373
Colorado Springs (City of), CO, Series 2017 A-2, RB	5.00%	11/15/2042	100	104,319
Denver (City & County of), CO, Series 2017 B, Ref. RB	5.00%	11/15/2033	10	10,661
Rampart Range Metropolitan District No. 1, Series 2017, Ref. RB, (INS - AGM)(c)	5.00%	12/01/2042	105	107,606
Rampart Range Metropolitan District No. 1, Series 2017, Ref. RB, (INS - AGM)(c)	5.00%	12/01/2047	30	30,420
University of Colorado, Series 2017 A-2, Ref. RB	5.00%	06/01/2027	30	32,072

				930,487

Connecticut-1.68%
Connecticut (State of), Series 2016 B, Ref. GO Bonds	5.00%	05/15/2027	70	73,297
Connecticut (State of), Series 2016 E, GO Bonds	5.00%	10/15/2027	95	100,257
Connecticut (State of), Series 2017 A, GO Bonds	3.50%	04/15/2031	30	30,047
Connecticut (State of), Series 2017 A, GO Bonds	5.00%	04/15/2032	15	15,934
Connecticut (State of), Series 2018 B, RB	5.00%	10/01/2027	130	139,699
Connecticut (State of), Series 2018 E, GO Bonds	5.00%	09/15/2027	250	268,434
Connecticut (State of), Series 2020 A, RB	5.00%	05/01/2027	20	21,317
Connecticut (State of), Series 2021 D, RB	5.00%	11/01/2027	40	43,051
Connecticut (State of), Series 2022 A, GO Bonds	4.00%	01/15/2027	20	20,530
Connecticut (State of), Series 2022 D, Ref. GO Bonds	5.00%	09/15/2027	100	107,374
Connecticut (State of), Series 2022 F, Ref. GO Bonds	5.00%	11/15/2027	75	80,779
Connecticut (State of) (Green Bonds), Series 2017 A, RB	5.00%	05/01/2032	30	32,160
Connecticut (State of) (Green Bonds), Series 2017 A, RB	5.00%	05/01/2033	45	48,222
Connecticut (State of) (Green Bonds), Series 2017 A, RB	5.00%	05/01/2034	25	26,755
Connecticut (State of) (Social Bonds), Series 2021 B, GO Bonds	4.00%	06/01/2027	175	180,383
Connecticut (State of) (Transportation Infrastructure), Series 2016 A, RB	5.00%	09/01/2027	25	26,336
Connecticut (State of) Health & Educational Facilities Authority (Yale University), Series 1997 S, RB	5.00%	07/01/2027	140	150,497
University of Connecticut, Series 2017 A, RB	5.00%	01/15/2030	50	52,634
University of Connecticut, Series 2017 A, RB	5.00%	01/15/2033	100	105,064

				1,522,770

Delaware-0.05%
Delaware (State of) Transportation Authority, Series 2020, Ref. RB	5.00%	07/01/2027	40	42,879

District of Columbia-2.26%
District of Columbia, Series 2017 A, Ref. GO Bonds	5.00%	06/01/2032	500	529,473
District of Columbia, Series 2017 A, Ref. GO Bonds	5.00%	06/01/2033	80	84,745
District of Columbia, Series 2017 A, Ref. GO Bonds	5.00%	06/01/2034	150	158,557
District of Columbia, Series 2017 A, Ref. GO Bonds	5.00%	06/01/2037	180	188,267
District of Columbia (Catholic University of America (The)), Series 2017 B, RB	5.00%	10/01/2047	300	303,632
District of Columbia (Georgetown University), Series 2017, Ref. RB	5.00%	04/01/2030	10	10,509
Washington Convention & Sports Authority, Series 2018 A, Ref. RB	5.00%	10/01/2029	15	16,008
Washington Convention & Sports Authority, Series 2018 A, Ref. RB	5.00%	10/01/2030	20	21,278
Washington Metropolitan Area Transit Authority, Series 2017 B, RB	5.00%	07/01/2030	110	116,677
Washington Metropolitan Area Transit Authority, Series 2017 B, RB	5.00%	07/01/2035	600	629,265

				2,058,411

Florida-3.52%
Brevard County School District, Series 2017 A, Ref. COP	5.00%	07/01/2032	60	64,017

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

255

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida-(continued)
Central Florida Expressway Authority, Series 2016 B, Ref. RB	5.00%	07/01/2027	$10	$10,432
Central Florida Expressway Authority, Series 2017, Ref. RB	5.00%	07/01/2038	15	15,622
Central Florida Expressway Authority, Series 2017, Ref. RB	5.00%	07/01/2039	150	156,064
Central Florida Expressway Authority, Series 2021, Ref. RB, (INS - AGM)(c)	5.00%	07/01/2027	10	10,675
East Central Regional Wastewater Treatment Facilities Operation Board, Series 2017, Ref. RB	5.00%	10/01/2044	285	293,168
Escambia (County of), FL, Series 2017, RB	5.00%	10/01/2043	100	103,916
Florida (State of), Series 2016 A, Ref. GO Bonds	5.00%	07/01/2027	40	42,092
Florida (State of), Series 2016 A, Ref. RB	5.00%	07/01/2027	45	47,055
Florida (State of), Series 2017 C, Ref. GO Bonds	4.00%	06/01/2033	200	205,911
Florida (State of), Series 2022 C, Ref. GO Bonds	5.00%	06/01/2027	250	268,090
Florida (State of) Department of Transportation, Series 2022 A, Ref. RB	5.00%	07/01/2027	50	53,506
Florida (State of) Municipal Power Agency, Series 2017 A, Ref. RB	5.00%	10/01/2027	75	79,796
Gainesville (City of), FL, Series 2017 A, RB	5.00%	10/01/2032	45	48,293
Gainesville (City of), FL, Series 2017 A, RB	5.00%	10/01/2033	50	53,559
Gainesville (City of), FL, Series 2017 A, RB	5.00%	10/01/2034	150	160,192
JEA Electric System, Series 2017 B, Ref. RB	5.00%	10/01/2030	110	117,029
Miami (City of) & Dade (County of), FL School Board, Series 2016 B, Ref. COP	5.00%	08/01/2027	20	20,899
Miami Beach (City of), FL, Series 2017, Ref. RB	5.00%	09/01/2047	150	153,881
Miami-Dade (County of), FL, Series 2017 A, RB	3.38%	10/01/2047	40	31,115
Miami-Dade (County of), FL, Series 2017 B, Ref. RB	5.00%	10/01/2027	45	48,268
Miami-Dade (County of), FL, Series 2017 B, Ref. RB	4.00%	10/01/2034	20	20,325
Orange (County of), FL Convention Center, Series 2017, Ref. RB	5.00%	10/01/2027	50	53,237
Orange (County of), FL School Board, Series 2016 B, Ref. COP	5.00%	08/01/2027	310	325,689
Orlando (City of), FL Utilities Commission, Series 2020 A, Ref. RB	5.00%	10/01/2027	20	21,532
Pinellas (County of), FL School Board, Series 2017 A, COP	5.00%	07/01/2041	25	25,789
Reedy Creek Improvement District, Series 2017 A, GO Bonds	5.00%	06/01/2037	200	207,980
South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group), Series 2017, Ref. RB	5.00%	08/15/2029	80	83,986
South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group), Series 2017, Ref. RB	5.00%	08/15/2032	30	31,508
South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group), Series 2017, Ref. RB	5.00%	08/15/2037	20	20,509
Tampa (City of) & Hillsborough (County of), FL Expressway Authority, Series 2017, RB	5.00%	07/01/2047	305	310,783
Volusia (County of), FL Educational Facility Authority (Embry-Riddle), Series 2017, Ref. RB	5.00%	10/15/2047	110	111,873

				3,196,791

Georgia-2.11%
Atlanta (City of), GA, Series 2001 A, RB, (INS - NATL)(c)	5.50%	11/01/2027	80	82,776
Atlanta (City of), GA, Series 2004, RB, (INS - AGM)(c)	5.75%	11/01/2027	45	49,814
Atlanta (City of), GA, Series 2017 A, Ref. RB	5.00%	11/01/2038	10	10,506
Atlanta (City of), GA, Series 2018 C, Ref. RB	5.00%	11/01/2027	40	43,018
Atlanta (City of), GA, Series 2018 C, Ref. RB	5.00%	11/01/2029	90	96,541
Atlanta (City of), GA, Series 2018 C, Ref. RB	5.00%	11/01/2031	10	10,733
Atlanta (City of), GA, Series 2018 C, Ref. RB	5.00%	11/01/2032	20	21,452
Atlanta (City of), GA, Series 2018 C, Ref. RB	5.00%	11/01/2033	40	42,882
Atlanta (City of), GA, Series 2018 C, Ref. RB	5.00%	11/01/2035	10	10,639
Atlanta (City of), GA, Series 2018, Ref. RB	5.00%	11/01/2041	55	57,409
Atlanta (City of), GA Department of Aviation, Series 2020 A, Ref. RB	5.00%	07/01/2027	30	31,958
Cobb (County of), GA Kennestone Hospital Authority (Wellstar Health System, Inc.), Series 2017, Ref. RAC	5.00%	04/01/2047	200	202,160
Development Authority of Gwinnett County, Series 2017, Ref. RB	5.00%	07/01/2040	10	10,209
Georgia (State of), Series 2016 E, Ref. GO Bonds	5.00%	12/01/2027	390	413,940
Georgia (State of), Series 2016 F, Ref. GO Bonds	5.00%	01/01/2027	540	574,130
Georgia (State of), Series 2016 F, Ref. GO Bonds	5.00%	07/01/2027	10	10,647
Georgia (State of), Series 2016 F, Ref. GO Bonds	5.00%	07/01/2028	125	133,075
Georgia (State of) (Tranche 2), Series 2016 A, GO Bonds	5.00%	02/01/2027	30	31,362

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

256

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia-(continued)
Georgia (State of) Road & Tollway Authority (Garvee), Series 2020, RB	5.00%	06/01/2027	$35	$37,430
Gwinnett County School District, Series 2022 B, GO Bonds	5.00%	08/01/2027	40	43,106

				1,913,787

Hawaii-0.73%
Hawaii (State of), Series 2016 FB, GO Bonds	5.00%	04/01/2027	235	245,590
Hawaii (State of), Series 2017 FK, GO Bonds	5.00%	05/01/2027	35	37,343
Hawaii (State of), Series 2017 FK, GO Bonds	4.00%	05/01/2031	175	179,477
Hawaii (State of), Series 2017 FK, GO Bonds	5.00%	05/01/2033	5	5,312
Hawaii (State of), Series 2017 FN, Ref. GO Bonds	5.00%	10/01/2027	50	53,790
Hawaii (State of), Series 2017 FN, Ref. GO Bonds	5.00%	10/01/2031	20	21,388
Honolulu (City & County of), HI (Honolulu Rail Transit), Series 2020 B, Ref. GO Bonds	5.00%	03/01/2027	110	116,980

				659,880

Idaho-0.12%
Idaho (State of) Housing & Finance Association, Series 2017 A, Ref. RAC	5.00%	07/15/2027	70	74,599
Idaho State Building Authority, Series 2017 A, RB(a)(b)	4.00%	09/01/2027	30	31,184

				105,783

Illinois-7.29%
Chicago (City of), IL, Series 2017 A, Ref. GO Bonds	6.00%	01/01/2038	200	210,872
Chicago (City of), IL, Series 2017-2, Ref. RB, (INS - AGM)(c)	5.00%	11/01/2033	600	631,188
Chicago (City of), IL, Series 2017-2, Ref. RB, (INS - AGM)(c)	5.00%	11/01/2035	150	156,491
Chicago (City of), IL, Series 2020 A, Ref. GO Bonds	5.00%	01/01/2027	125	129,539
Chicago (City of), IL (O’Hare International Airport), Series 2016 C, Ref. RB	5.00%	01/01/2027	15	15,519
Chicago (City of), IL (O’Hare International Airport), Series 2017 B, Ref. RB	5.00%	01/01/2034	90	94,358
Chicago (City of), IL (O’Hare International Airport), Series 2017 B, Ref. RB	5.00%	01/01/2035	5	5,230
Chicago (City of), IL (O’Hare International Airport), Series 2017 B, Ref. RB	5.00%	01/01/2036	270	280,662
Chicago (City of), IL (O’Hare International Airport), Series 2017 B, Ref. RB	5.00%	01/01/2038	125	128,865
Chicago (City of), IL (O’Hare International Airport), Series 2017 B, Ref. RB	5.00%	01/01/2039	10	10,264
Chicago (City of), IL (O’Hare International Airport), Series 2017 C, Ref. RB	5.00%	01/01/2041	245	250,484
Chicago (City of), IL (O’Hare International Airport), Series 2017 D, RB	5.00%	01/01/2047	115	116,830
Chicago (City of), IL (O’Hare International Airport), Series 2017 D, RB	5.00%	01/01/2052	320	323,807
Chicago (City of), IL Board of Education, Series 2017, RB	5.75%	04/01/2033	100	106,616
Chicago (City of), IL Board of Education, Series 2017, RB	5.00%	04/01/2042	205	207,317
Chicago (City of), IL Board of Education, Series 2017, RB	5.00%	04/01/2046	110	110,799
Chicago (City of), IL Board of Education, Series 2018 A, Ref. GO Bonds, (INS - AGM)(c)	5.00%	12/01/2027	100	103,875
Chicago (City of), IL Metropolitan Water Reclamation District, Series 2016 A, Ref. GO Bonds	5.00%	12/01/2027	50	52,607
Chicago (City of), IL Transit Authority (FTA Section 5307 Urbanized Area Formula Funds), Series 2021, Ref. RB	5.00%	06/01/2027	35	36,697
Cook (County of), IL, Series 2017, Ref. RB	5.00%	11/15/2033	100	105,591
Cook (County of), IL, Series 2018, Ref. RB	5.00%	11/15/2033	85	89,752
Cook (County of), IL, Series 2021 A, Ref. GO Bonds	5.00%	11/15/2027	25	26,612
Illinois (State of), Series 2016, Ref. GO Bonds	5.00%	02/01/2027	100	104,280
Illinois (State of), Series 2016, Ref. GO Bonds, (INS - AGM)(c)	4.00%	02/01/2031	250	251,843
Illinois (State of), Series 2017 A, GO Bonds	5.00%	12/01/2031	50	52,534
Illinois (State of), Series 2017 C, GO Bonds	5.00%	11/01/2029	365	383,618
Illinois (State of), Series 2017 D, GO Bonds	5.00%	11/01/2027	470	494,782
Illinois (State of), Series 2022 B, Ref. GO Bonds	5.00%	03/01/2027	45	46,977
Illinois (State of) Finance Authority (Ascension Health), Series 2016 C, Ref. RB	5.00%	02/15/2030	120	126,029
Illinois (State of) Finance Authority (Ascension Health), Series 2016 C, Ref. RB	5.00%	02/15/2032	30	31,472
Illinois (State of) Finance Authority (Ascension Health), Series 2016 C, Ref. RB	4.00%	02/15/2033	545	548,673
Illinois (State of) Finance Authority (Ascension Health), Series 2016 C, Ref. RB	5.00%	02/15/2036	150	155,824
Illinois (State of) Finance Authority (Clean Water Initiative), Series 2017, RB	5.00%	01/01/2027	140	148,393
Illinois (State of) Finance Authority (Clean Water Initiative), Series 2017, RB	5.00%	01/01/2030	20	21,213
Illinois (State of) Finance Authority (Clean Water Initiative), Series 2017, RB	5.00%	07/01/2030	95	100,738
Illinois (State of) Finance Authority (Clean Water Initiative), Series 2017, RB	5.00%	07/01/2031	30	31,839
Illinois (State of) Finance Authority (Clean Water Initiative), Series 2017, RB	5.00%	07/01/2033	25	26,512
Illinois (State of) Finance Authority (Clean Water Initiative), Series 2017, RB	5.00%	07/01/2034	225	238,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

257

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois-(continued)
Illinois (State of) Finance Authority (Clean Water Initiative), Series 2017, RB	5.00%	07/01/2036	$75	$78,865
Illinois (State of) Finance Authority (Edward-Elmhurst Healthcare), Series 2017, Ref. RB(a)(b)	4.00%	01/01/2027	45	46,173
Illinois (State of) Finance Authority (Edward-Elmhurst Healthcare), Series 2017, Ref. RB(a)(b)	5.00%	01/01/2027	85	89,875
Illinois (State of) Finance Authority (The University of Chicago), Series 2018 A, RB	5.00%	10/01/2048	25	25,617
Illinois (State of) Toll Highway Authority, Series 2019, Ref. RB	5.00%	01/01/2027	135	142,656
Kane McHenry Cook & De Kalb Counties Unit School District No. 300, Series 2017, Ref. GO Bonds	5.00%	01/01/2029	45	47,083
Macon County School District No. 61 Decatur, Series 2020 C, Ref. GO Bonds, (INS - AGM)(c)	4.00%	01/01/2040	200	193,094
Sales Tax Securitization Corp., Series 2020 A, Ref. RB	5.00%	01/01/2027	35	36,591
Will & Kendall Counties Community Consolidated School District 202 Plainfield, Series 2018 A, Ref. GO Bonds	4.00%	01/01/2027	10	10,204

				6,627,060

Indiana-0.36%
Indiana (State of) Finance Authority, Series 2016 C, Ref. RB	5.00%	06/01/2027	165	174,437
Indiana (State of) Finance Authority (Green Bonds), Series 2016 E, Ref. RB	5.00%	02/01/2027	80	84,187
Indiana (State of) Finance Authority (Green Bonds), Series 2019 A, RB	5.00%	02/01/2027	25	26,551
Indianapolis (City of), IN Department of Public Utilities, Series 2016 B, Ref. RB	5.00%	10/01/2027	40	42,033

				327,208

Iowa-0.17%
Iowa (State of), Series 2016 A, Ref. RB	5.00%	06/01/2027	70	73,086
Iowa (State of) Finance Authority (Green Bonds), Series 2017, Ref. RB	5.00%	08/01/2030	80	86,036

				159,122

Kansas-0.44%
Butler (County of), KS Unified School District No. 385 (Andover), Series 2017, Ref. GO Bonds(a)(b)	5.00%	09/01/2027	5	5,384
Butler (County of), KS Unified School District No. 385 (Andover), Series 2017, Ref. GO Bonds(a)(b)	5.00%	09/01/2027	50	53,843
Johnson (County of), KS Public Building Commission (Courthouse & Medical Examiners), Series 2018 A, RB	4.00%	09/01/2027	10	10,222
Kansas (State of) Department of Transportation, Series 2017 A, RB	5.00%	09/01/2035	75	79,481
University of Kansas Hospital Authority, Series 2017 A, Ref. RB	5.00%	03/01/2047	250	254,719

				403,649

Kentucky-0.49%
Kentucky (Commonwealth of) Economic Development Finance Authority (Owensboro Health, Inc.), Series 2017 A, Ref. RB	5.00%	06/01/2037	150	149,510
Kentucky (Commonwealth of) Economic Development Finance Authority (Owensboro Health, Inc.), Series 2017 A, Ref. RB, (INS - AGM)(c)	4.00%	06/01/2037	115	111,327
Kentucky (Commonwealth of) Property & Building Commission (No. 112), Series 2016 B, Ref. RB	5.00%	11/01/2027	60	63,011
Kentucky (Commonwealth of) Property & Building Commission (No. 115), Series 2017, RB	5.00%	04/01/2037	15	15,595
Kentucky (Commonwealth of) Property & Building Commission (No. 115), Series 2017, RB	5.00%	04/01/2038	30	31,097
Kentucky (Commonwealth of) Turnpike Authority (Revitalization), Series 2016 A, Ref. RB	5.00%	07/01/2027	70	73,002

				443,542

Louisiana-1.06%
Jefferson (Parish of), LA Sales Tax District, Series 2017 B, RB, (INS - AGM)(c)	5.00%	12/01/2042	50	51,323
Lafayette (Parish of), LA School Board, Series 2018, RB(a)(b)	5.00%	04/01/2027	25	26,647
Louisiana (State of), Series 2016 B, Ref. GO Bonds	5.00%	08/01/2027	100	105,203
Louisiana (State of), Series 2017 B, GO Bonds	5.00%	10/01/2029	120	128,969
Louisiana (State of), Series 2017 B, GO Bonds	5.00%	10/01/2030	135	145,011
Louisiana (State of), Series 2017 C, Ref. RB	5.00%	05/01/2040	20	20,767
Louisiana (State of) (Garvee), Series 2019 A, RB	5.00%	09/01/2027	100	106,907
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Ragin Cajun Facilities, Inc.), Series 2018, RB, (INS - AGM)(c)	5.00%	10/01/2048	150	151,204
Louisiana (State of) Public Facilities Authority (Ochsner Clinic Foundation), Series 2017, Ref. RB	5.00%	05/15/2046	70	70,381
Shreveport (City of), LA, Series 2017 A, RB, (INS - AGM)(c)	5.00%	12/01/2041	150	157,629

				964,041

Maryland-2.34%
Howard (County of), MD, Series 2017 B, Ref. GO Bonds	5.00%	02/15/2027	10	10,659

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

258

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland-(continued)
Maryland (State of), Second Series 2020 B, Ref. GO Bonds	5.00%	08/01/2027	$20	$21,515
Maryland (State of), Series 2017 A, GO Bonds	5.00%	03/15/2027	15	16,011
Maryland (State of), Series 2017 A, GO Bonds	5.00%	08/01/2027	25	26,893
Maryland (State of), Series 2017 A, GO Bonds	5.00%	03/15/2029	145	154,704
Maryland (State of), Series 2017 A, GO Bonds	5.00%	08/01/2029	15	16,107
Maryland (State of), Series 2017 A, GO Bonds	5.00%	03/15/2031	105	111,764
Maryland (State of), Series 2018 A, GO Bonds	5.00%	03/15/2027	90	96,064
Maryland (State of) (Bidding Group 1), Second Series 2019 A, GO Bonds	5.00%	08/01/2027	620	666,955
Maryland (State of) Department of Transportation, Series 2017, RB	5.00%	09/01/2027	125	134,509
Maryland (State of) Department of Transportation, Series 2017, RB	5.00%	09/01/2030	20	21,440
Maryland (State of) Department of Transportation, Series 2019, RB	4.00%	10/01/2032	40	41,100
Maryland (State of) Department of Transportation, Series 2021 A, RB	5.00%	10/01/2027	145	156,279
Maryland (State of) Department of Transportation (Second Issue), Series 2018, RB	5.00%	10/01/2027	70	74,062
Maryland (State of) Health & Higher Educational Facilities Authority (MedStar Health), Series 2017 A, RB	5.00%	05/15/2045	110	111,786
Maryland Health & Higher Educational Facilities Authority, Series 2017 A, Ref. RB	5.00%	07/01/2044	135	136,709
Montgomery (County of), MD, Series 2019 A, GO Bonds	5.00%	11/01/2027	25	27,039
Montgomery (County of), MD, Series 2020 A, GO Bonds	4.00%	08/01/2027	200	207,369
Prince George’s (County of), MD, Series 2017 A, GO Bonds	3.00%	09/15/2029	100	97,623

				2,128,588

Massachusetts-2.81%
Massachusetts (Commonwealth of), Series 2005, Ref. RB, (INS - NATL)(c)	5.50%	01/01/2027	50	53,536
Massachusetts (Commonwealth of), Series 2015 A, Ref. GO Bonds	5.00%	07/01/2027	10	10,765
Massachusetts (Commonwealth of), Series 2016 A, Ref. GO Bonds	5.00%	07/01/2027	10	10,514
Massachusetts (Commonwealth of), Series 2016 A, Ref. RB	5.00%	06/01/2027	20	21,054
Massachusetts (Commonwealth of), Series 2016 B, Ref. GO Bonds	5.00%	07/01/2027	300	322,944
Massachusetts (Commonwealth of), Series 2017 A, GO Bonds	5.00%	04/01/2032	190	202,753
Massachusetts (Commonwealth of), Series 2017 A, GO Bonds	5.00%	04/01/2047	200	206,206
Massachusetts (Commonwealth of), Series 2017 A, Ref. RB	5.00%	06/01/2043	90	93,845
Massachusetts (Commonwealth of), Series 2017 C, Ref. GO Bonds	5.00%	10/01/2027	40	43,287
Massachusetts (Commonwealth of), Series 2017 D, Ref. GO Bonds	5.00%	07/01/2027	45	48,441
Massachusetts (Commonwealth of), Series 2017 E, GO Bonds	5.00%	11/01/2031	70	75,441
Massachusetts (Commonwealth of), Series 2017 E, GO Bonds	4.00%	11/01/2032	10	10,319
Massachusetts (Commonwealth of), Series 2017 E, Ref. GO Bonds	5.00%	11/01/2027	40	43,360
Massachusetts (Commonwealth of), Series 2017 F, GO Bonds	5.00%	11/01/2041	200	209,149
Massachusetts (Commonwealth of), Series 2017 F, GO Bonds	5.00%	11/01/2044	30	31,203
Massachusetts (Commonwealth of), Series 2017 F, GO Bonds	5.00%	11/01/2045	40	41,507
Massachusetts (Commonwealth of), Series 2018 B, Ref. GO Bonds	5.00%	07/01/2027	205	220,678
Massachusetts (Commonwealth of), Series 2019 A, Ref. GO Bonds	5.00%	01/01/2027	70	74,561
Massachusetts (Commonwealth of), Series 2019 F, GO Bonds	5.00%	05/01/2027	150	160,900
Massachusetts (Commonwealth of), Series 2019 G, GO Bonds	5.00%	09/01/2027	30	32,411
Massachusetts (Commonwealth of) (Rail Enhancement & Accelerated Bridge Program), Series 2017 A, RB	5.00%	06/01/2042	75	77,920
Massachusetts (Commonwealth of) Development Finance Agency (Caregroup), Series 2016 I, Ref. RB	5.00%	07/01/2027	465	482,232
Massachusetts (Commonwealth of) Development Finance Agency (Harvard University), Series 2020 A, Ref. RB	5.00%	10/15/2027	30	32,455
Massachusetts (Commonwealth of) Water Resources Authority, Series 2007 B, Ref. RB, (INS - AGM)(c)	5.25%	08/01/2027	25	27,228
Massachusetts (Commonwealth of) Water Resources Authority (Green Bonds), Series 2017 C, Ref. RB	5.00%	08/01/2032	20	21,486

				2,554,195

Michigan-1.51%
Great Lakes Water Authority, Series 2016 C, Ref. RB	5.00%	07/01/2027	25	26,153
Karegnondi Water Authority (Genesee, Lapeer and Sanilac Counties), Series 2018, Ref. RB	5.00%	11/01/2045	165	167,709
Macomb (County of), MI Interceptor Drain Drainage District, Series 2017 A, Ref. RB	5.00%	05/01/2042	180	186,410
Michigan (State of), Series 2020 B, RB	5.00%	11/15/2027	30	32,398
Michigan (State of) (Garvee), Series 2016, Ref. RB	5.00%	03/15/2027	125	132,862
Michigan (State of) Finance Authority (Trinity Health Credit Group), Series 2017 A, Ref. RB	5.00%	12/01/2034	245	258,443
Michigan (State of) Finance Authority (Trinity Health Credit Group), Series 2017 A, Ref. RB	5.00%	12/01/2037	125	129,642

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

259

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan-(continued)
Michigan (State of) Finance Authority (Trinity Health Credit Group), Series 2017, Ref. RB	5.00%	12/01/2035	$145	$152,068
Michigan (State of) Finance Authority (Trinity Health Credit Group), Series 2017, Ref. RB	4.00%	12/01/2036	65	64,365
Michigan (State of) Hospital Finance Authority (Trinity Health Credit Group), Series 2008, Ref. RB	5.00%	12/01/2032	85	90,052
University of Michigan, Series 2017 A, Ref. RB(a)(b)	5.00%	04/01/2027	30	32,029
Wayne (County of), MI Airport Authority (Detroit Metropolitan Airport), Series 2017 A, RB	5.00%	12/01/2047	100	102,030

				1,374,161

Minnesota-0.68%
Minneapolis & St. Paul (Cities of), MN Metropolitan Airports Commission, Series 2016 A, Ref. RB	5.00%	01/01/2027	30	31,701
Minneapolis & St. Paul (Cities of), MN Metropolitan Airports Commission, Series 2016 A, Ref. RB	5.00%	01/01/2031	20	21,052
Minneapolis & St. Paul (Cities of), MN Metropolitan Airports Commission, Series 2016 A, Ref. RB	5.00%	01/01/2032	20	21,055
Minnesota (State of), Series 2017 A, GO Bonds	5.00%	10/01/2027	70	75,529
Minnesota (State of), Series 2017 D, Ref. GO Bonds	5.00%	10/01/2027	50	53,949
Minnesota (State of), Series 2018 A, GO Bonds	5.00%	08/01/2027	15	16,130
Minnesota (State of), Series 2019 A, GO Bonds	5.00%	08/01/2027	295	317,229
Minnesota (State of), Series 2021 A, GO Bonds	5.00%	09/01/2027	10	10,772
Minnesota (State of), Series 2021 B, GO Bonds	5.00%	09/01/2027	20	21,545
Minnesota (State of) Higher Education Facilities Authority (Gustavus Adolphus College), Series 2017, Ref. RB	5.00%	10/01/2047	20	20,213
University of Minnesota, Series 2017 B, Ref. RB	5.00%	12/01/2030	15	16,141
University of Minnesota, Series 2017 B, Ref. RB	5.00%	12/01/2031	10	10,757

				616,073

Mississippi-0.41%
Mississippi (State of), Series 2017 A, Ref. GO Bonds	5.00%	10/01/2027	10	10,738
Mississippi (State of), Series 2017 A, Ref. GO Bonds(a)(b)	5.00%	10/01/2027	160	172,255
Mississippi (State of), Series 2017 A, Ref. GO Bonds(a)(b)	5.00%	10/01/2027	20	21,532
Mississippi (State of), Series 2017 A, Ref. GO Bonds(a)(b)	5.00%	10/01/2027	85	91,511
Mississippi (State of), Series 2017 A, Ref. GO Bonds(a)(b)	5.00%	10/01/2027	50	53,830
Mississippi (State of), Series 2017 A, Ref. GO Bonds	5.00%	10/01/2029	25	26,772

				376,638

Missouri-0.36%
Metropolitan St. Louis Sewer District, Series 2017 A, Ref. RB	5.00%	05/01/2047	20	20,733
Missouri (State of) Board of Public Buildings, Series 2020 B, Ref. RB	5.00%	10/01/2027	25	26,845
Missouri (State of) Health & Educational Facilities Authority (Mercy Health), Series 2018 A, Ref. RB	5.00%	06/01/2027	200	210,699
St. Louis (City of), MO, Series 2005, RB, (INS - NATL)(c)	5.50%	07/01/2027	60	64,786

				323,063

Nebraska-0.32%
Douglas (County of), NE (Creighton University), Series 2017, Ref. RB	5.00%	07/01/2047	70	71,525
Omaha (City of), NE (Omaha Convention Center), Series 2004, Ref. GO Bonds	5.25%	04/01/2027	75	80,598
Omaha (City of), NE Public Power District, Series 2016 A, Ref. RB	5.00%	02/01/2027	25	26,056
Omaha (City of), NE Public Power District, Series 2017 A, Ref. RB	5.00%	02/01/2037	110	116,503

				294,682

Nevada-0.70%
Carson (City Of), NV (Carson Tahoe Regional Healthcare), Series 2017, Ref. RB	5.00%	09/01/2047	100	97,983
Clark (County of), NV, Series 2016 B, Ref. GO Bonds	5.00%	11/01/2027	50	52,675
Clark (County of), NV, Series 2017, Ref. GO Bonds	5.00%	06/01/2030	95	100,792
Clark (County of), NV, Series 2017, Ref. GO Bonds	4.00%	06/01/2032	50	51,181
Clark (County of), NV, Series 2020 C, Ref. RB	5.00%	07/01/2027	25	26,715
Clark County School District, Series 2017 C, Ref. GO Bonds	4.00%	06/15/2037	50	49,082
Las Vegas Valley Water District, Series 2021 C, GO Bonds	5.00%	06/01/2027	60	64,188
Nevada (State of), Series 2017, RB	5.00%	12/01/2031	185	195,112

				637,728

New Jersey-3.30%
Atlantic City (City of), NJ, Series 2017 A, Ref. GO Bonds, (INS - BAM)(c)	5.00%	03/01/2037	100	103,761
New Jersey (State of), Series 2020, GO Bonds	5.00%	06/01/2040	220	230,116

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

260

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey-(continued)
New Jersey (State of), Series 2020, GO Bonds	5.00%	06/01/2041	$250	$261,149
New Jersey (State of) Economic Development Authority, Series 2017 A, RB	4.00%	11/01/2027	275	280,872
New Jersey (State of) Economic Development Authority, Series 2017 A, RB	5.00%	11/01/2027	100	106,374
New Jersey (State of) Economic Development Authority, Series 2017 A, Ref. RB	5.00%	07/01/2033	100	104,616
New Jersey (State of) Economic Development Authority, Series 2017 A, Ref. RB, (INS - BAM)(c)	5.00%	07/01/2027	20	21,240
New Jersey (State of) Economic Development Authority, Series 2017 DDD, RB(a)(b)	5.00%	06/15/2027	60	64,318
New Jersey (State of) Economic Development Authority, Series 2018 A, RB	5.00%	06/15/2047	200	204,184
New Jersey (State of) Educational Facilities Authority (Princeton University), Series 2017 B, Ref. RB	5.00%	07/01/2029	100	107,531
New Jersey (State of) Educational Facilities Authority (Princeton University), Series 2017 B, Ref. RB	5.00%	07/01/2031	75	80,727
New Jersey (State of) Educational Facilities Authority (Princeton University), Series 2017 B, Ref. RB	5.00%	07/01/2032	15	16,131
New Jersey (State of) Educational Facilities Authority (Princeton University), Series 2017 B, Ref. RB	5.00%	07/01/2034	115	123,519
New Jersey (State of) Educational Facilities Authority (Princeton University), Series 2017 I, Ref. RB	5.00%	07/01/2029	45	48,389
New Jersey (State of) Educational Facilities Authority (Princeton University), Series 2017 I, Ref. RB	5.00%	07/01/2030	25	26,893
New Jersey (State of) Educational Facilities Authority (Princeton University), Series 2017 I, Ref. RB	5.00%	07/01/2032	20	21,516
New Jersey (State of) Educational Facilities Authority (Princeton University), Series 2017 I, Ref. RB	5.00%	07/01/2034	10	10,741
New Jersey (State of) Educational Facilities Authority (Princeton University), Series 2017 I, Ref. RB	5.00%	07/01/2035	15	16,045
New Jersey (State of) Educational Facilities Authority (Princeton University), Series 2017 I, Ref. RB	5.00%	07/01/2036	10	10,688
New Jersey (State of) Health Care Facilities Financing Authority (AHS Hospital Corp.), Series 2016, Ref. RB	4.00%	07/01/2041	25	23,712
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group), Series 2017 A, Ref. RB	4.00%	07/01/2036	20	19,897
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group), Series 2017 A, Ref. RB	5.00%	07/01/2037	210	218,922
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group), Series 2017 A, Ref. RB	4.00%	07/01/2047	35	32,328
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group), Series 2017 A, Ref. RB	5.00%	07/01/2052	185	188,818
New Jersey (State of) Health Care Facilities Financing Authority (Inspira Meridian Health Obligated Group), Series 2017, RB	5.00%	07/01/2042	100	101,452
New Jersey (State of) Transportation Trust Fund Authority, Series 2016 A-1, RN	5.00%	06/15/2027	145	150,883
New Jersey (State of) Transportation Trust Fund Authority, Series 2019, Ref. RB	5.00%	12/15/2027	60	63,937
New Jersey (State of) Turnpike Authority, Series 2017 A, RB	5.00%	01/01/2029	35	36,982
New Jersey (State of) Turnpike Authority, Series 2017 A, RB	5.00%	01/01/2030	50	52,639
New Jersey (State of) Turnpike Authority, Series 2017 A, RB	5.00%	01/01/2031	10	10,526
New Jersey (State of) Turnpike Authority, Series 2017 A, RB	5.00%	01/01/2032	65	68,442
New Jersey (State of) Turnpike Authority, Series 2017 A, RB	5.00%	01/01/2033	50	52,634
New Jersey (State of) Turnpike Authority, Series 2017 A-1, RB	5.00%	01/01/2034	15	15,766
New Jersey (State of) Turnpike Authority, Series 2017 E, Ref. RB	5.00%	01/01/2027	25	26,507
Newark (City of), NJ Housing Authority, Series 2017, Ref. RB	4.00%	01/01/2037	100	100,002

				3,002,257

New Mexico-0.15%
New Mexico (State of) (Capital), Series 2017 A, GO Bonds	5.00%	03/01/2027	25	26,629
New Mexico (State of) Finance Authority, Series 2018 A, Ref. RB	5.00%	06/15/2027	20	21,391
New Mexico (State of) Severance Tax Permanent Fund, Series 2022 B, RB	5.00%	07/01/2027	80	85,639

				133,659

New York-17.82%
Albany (County of), NY, Series 2018, GO Bonds	5.00%	04/01/2027	45	47,196
Buffalo & Fort Erie Public Bridge Authority, Series 2017, RB	5.00%	01/01/2042	150	154,568
Build NYC Resource Corp. (Manhattan College), Series 2017, Ref. RB	5.00%	08/01/2047	235	236,419
Hempstead Town Local Development Corp., Series 2017, Ref. RB	5.00%	07/01/2047	100	102,603
Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB	5.00%	02/15/2031	205	217,485
Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB	5.00%	02/15/2034	120	126,952
Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB	5.00%	02/15/2035	100	105,460
Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB	5.00%	02/15/2039	200	208,004
Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB	5.00%	02/15/2042	450	465,655
Long Island (City of), NY Power Authority, Series 2017, RB	5.00%	09/01/2047	250	257,856
Metropolitan Transportation Authority (Green Bonds), Series 2017 A, RB	5.00%	11/15/2047	100	103,204

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

261

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
Metropolitan Transportation Authority (Green Bonds), Series 2017 B, Ref. RB	5.00%	11/15/2027	$205	$215,511
Metropolitan Transportation Authority (Green Bonds), Series 2017 B-1, RB	5.00%	11/15/2034	125	133,970
Metropolitan Transportation Authority (Green Bonds), Series 2017 B-1, RB	5.00%	11/15/2035	90	95,948
Metropolitan Transportation Authority (Green Bonds), Series 2017 B-1, RB	5.00%	11/15/2042	250	260,939
Metropolitan Transportation Authority (Green Bonds), Series 2017 B-2, RB	5.00%	11/15/2033	15	16,107
Metropolitan Transportation Authority (Green Bonds), Series 2017 C-1, Ref. RB	5.00%	11/15/2027	50	52,564
Nassau (County of), NY, Series 2017 C, Ref. GO Bonds	5.00%	10/01/2027	10	10,814
New York & New Jersey (States of) Port Authority, Two Hundred Fifth Series 2017, Ref. RB	5.00%	11/15/2047	300	310,206
New York & New Jersey (States of) Port Authority, Two Hundred Fifth Series 2017, Ref. RB	5.25%	11/15/2057	100	103,992
New York & New Jersey (States of) Port Authority, Two Hundred Ninth Series 2018, Ref. RB	5.00%	07/15/2027	70	75,258
New York & New Jersey (States of) Port Authority, Two Hundred Thirtieth Series 2022, Ref. RB	4.00%	12/01/2027	120	125,100
New York & New Jersey (States of) Port Authority, Two Hundrend Fifth Series 2017, Ref. RB	5.00%	11/15/2031	20	21,518
New York & New Jersey (States of) Port Authority, Two Hundrend Fifth Series 2017, Ref. RB	5.00%	11/15/2032	10	10,748
New York & New Jersey (States of) Port Authority, Two Hundrend Fifth Series 2017, Ref. RB	5.00%	11/15/2033	15	16,113
New York (City of), NY, Series 2008 J-9, GO Bonds	5.00%	08/01/2027	35	36,502
New York (City of), NY, Series 2017 A, Ref. GO Bonds	5.00%	08/01/2027	140	150,121
New York (City of), NY, Series 2017 B-1, GO Bonds	5.25%	10/01/2030	130	140,320
New York (City of), NY, Series 2017 B-1, GO Bonds	5.25%	10/01/2032	120	129,451
New York (City of), NY, Series 2017 B-1, GO Bonds	3.00%	10/01/2034	45	42,501
New York (City of), NY, Series 2017 B-1, GO Bonds	5.00%	10/01/2037	250	263,108
New York (City of), NY, Series 2017 C, Ref. GO Bonds	5.00%	08/01/2028	250	264,841
New York (City of), NY, Series 2020 C, GO Bonds	5.00%	08/01/2027	300	321,689
New York (City of), NY, Series 2021 F-1, GO Bonds	5.00%	03/01/2027	450	478,556
New York (City of), NY Municipal Water Finance Authority, Series 2017 BB-1, RB	5.00%	06/15/2046	420	432,887
New York (City of), NY Municipal Water Finance Authority, Series 2017, Ref. RB	5.00%	06/15/2029	100	107,108
New York (City of), NY Municipal Water Finance Authority, Series 2017, Ref. RB	5.00%	06/15/2037	140	146,665
New York (City of), NY Municipal Water Finance Authority, Series 2018 DD, Ref. RB	5.00%	06/15/2032	25	26,974
New York (City of), NY Municipal Water Finance Authority, Series 2018 DD-1, RB	4.00%	06/15/2048	155	147,829
New York (City of), NY Municipal Water Finance Authority, Series 2018 EE, Ref. RB	5.00%	06/15/2040	200	209,401
New York (City of), NY Municipal Water Finance Authority, Series 2020, Ref. RB	5.00%	06/15/2027	265	284,998
New York (City of), NY Transitional Finance Authority, Series 2017 A-2, RB	5.00%	08/01/2037	25	26,092
New York (City of), NY Transitional Finance Authority, Series 2017 A-2, RB	5.00%	08/01/2039	150	155,974
New York (City of), NY Transitional Finance Authority, Series 2017 A-3, RB	5.00%	08/01/2040	250	259,519
New York (City of), NY Transitional Finance Authority, Series 2017 A-3, RB	5.00%	08/01/2041	250	259,147
New York (City of), NY Transitional Finance Authority, Series 2017 A-E-1, RB	5.00%	02/01/2039	625	645,899
New York (City of), NY Transitional Finance Authority, Series 2017 B-1, RB	5.00%	08/01/2030	140	148,918
New York (City of), NY Transitional Finance Authority, Series 2017 B-1, RB	5.00%	08/01/2034	280	295,833
New York (City of), NY Transitional Finance Authority, Series 2017 B-1, RB	4.00%	08/01/2035	75	75,995
New York (City of), NY Transitional Finance Authority, Series 2017 C, Ref. RB	5.00%	11/01/2027	35	37,079
New York (City of), NY Transitional Finance Authority, Series 2017 C, Ref. RB	5.00%	11/01/2028	125	132,389
New York (City of), NY Transitional Finance Authority, Series 2017 C, Ref. RB	5.00%	11/01/2031	35	37,049
New York (City of), NY Transitional Finance Authority, Series 2017 E-1, RB	5.00%	02/01/2030	20	21,088
New York (City of), NY Transitional Finance Authority, Series 2017 E-1, RB	3.50%	02/01/2038	45	41,576
New York (City of), NY Transitional Finance Authority, Series 2017 E-1, RB	5.00%	02/01/2043	200	205,561
New York (City of), NY Transitional Finance Authority, Series 2017 F-1, RB	5.00%	05/01/2031	210	222,283
New York (City of), NY Transitional Finance Authority, Series 2017 F-1, RB	5.00%	05/01/2036	100	104,363
New York (City of), NY Transitional Finance Authority, Series 2017 S-1, Ref. RB	5.00%	07/15/2032	100	107,126
New York (City of), NY Transitional Finance Authority, Series 2017, RB	5.00%	11/01/2027	25	27,008
New York (City of), NY Transitional Finance Authority, Series 2018 S-1, Ref. RB	5.00%	07/15/2031	15	16,077
New York (City of), NY Transitional Finance Authority, Series 2018 S-1, Ref. RB	4.00%	07/15/2036	55	55,354
New York (City of), NY Transitional Finance Authority, Series 2021 A-1, Ref. RB	5.00%	11/01/2027	120	129,639
New York (City of), NY Transitional Finance Authority, Series 2021, Ref. RB	5.00%	11/01/2027	75	81,025
New York (City of), NY Transitional Finance Authority, Series 2022 B-1, Ref. RB	5.00%	11/01/2027	25	27,008
New York (City of), NY Trust for Cultural Resources (Museum of Modern Arts (The)), Series 2016, Ref. RB	4.00%	04/01/2027	35	35,837
New York (State of) Dormitory Authority, Series 2017 A, RB	5.00%	03/15/2029	40	42,347
New York (State of) Dormitory Authority, Series 2017 A, RB	5.00%	03/15/2030	15	15,866
New York (State of) Dormitory Authority, Series 2017 A, RB	5.00%	03/15/2035	30	31,572

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

262

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (State of) Dormitory Authority, Series 2017 A, RB	5.00%	03/15/2038	$30	$31,263
New York (State of) Dormitory Authority, Series 2017 A, RB	5.00%	03/15/2039	35	36,398
New York (State of) Dormitory Authority, Series 2017 A, RB	5.00%	03/15/2040	120	124,600
New York (State of) Dormitory Authority, Series 2017 A, Ref. RB	5.00%	02/15/2029	125	132,249
New York (State of) Dormitory Authority, Series 2017 A, Ref. RB	5.00%	02/15/2032	310	327,317
New York (State of) Dormitory Authority, Series 2017 A, Ref. RB	4.00%	02/15/2035	130	132,350
New York (State of) Dormitory Authority, Series 2017 B, Ref. RB	5.00%	02/15/2030	45	48,037
New York (State of) Dormitory Authority, Series 2017 B, Ref. RB	5.00%	02/15/2032	90	95,952
New York (State of) Dormitory Authority, Series 2017 B, Ref. RB	5.00%	02/15/2037	130	136,524
New York (State of) Dormitory Authority, Series 2018 1, Ref. RB	5.00%	01/15/2027	35	37,092
New York (State of) Dormitory Authority, Series 2019 A, RB	5.00%	10/01/2030	15	16,025
New York (State of) Dormitory Authority, Series 2019 A, RB	5.00%	10/01/2034	220	234,005
New York (State of) Dormitory Authority, Series 2019 A, Ref. RB	5.00%	03/15/2027	195	207,265
New York (State of) Dormitory Authority, Series 2022 A, RB, (INS - BAM)(c)	5.00%	10/01/2027	50	53,750
New York (State of) Dormitory Authority (Bidding Group 2), Series 2018 C, Ref. RB(a)	5.00%	03/15/2027	40	42,814
New York (State of) Dormitory Authority (Bidding Group 3), Series 2017 B, Ref. RB	5.00%	02/15/2041	150	156,319
New York (State of) Dormitory Authority (Bidding Group 3), Series 2017 B, Ref. RB	5.00%	02/15/2042	245	254,851
New York (State of) Dormitory Authority (Maimonides Medical Center), Series 2020, RB, (CEP - Federal Housing Administration)	4.00%	08/01/2043	400	377,437
New York (State of) Dormitory Authority (Memorial Sloan Kettering Cancer), Series 2017, Ref. RB	5.00%	07/01/2027	40	42,760
New York (State of) Dormitory Authority (Montefiore Obligated Group), Series 2018 A, Ref. RB	5.00%	08/01/2027	35	34,848
New York (State of) Dormitory Authority (New School (The)), Series 2016 A, Ref. RB	5.00%	07/01/2046	100	101,003
New York (State of) Dormitory Authority (New York University), Series 1998 A, RB, (INS - NATL)(c)	5.75%	07/01/2027	95	99,710
New York (State of) Dormitory Authority (New York University), Series 2017 A, Ref. RB	5.00%	07/01/2042	600	621,901
New York (State of) Dormitory Authority (New York University), Series 2019 A, RB	5.00%	07/01/2027	30	32,272
New York (State of) Utility Debt Securitization Authority, Series 2017, RB	5.00%	12/15/2039	260	276,953
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2017, Ref. RB	5.00%	06/15/2027	35	37,654
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2017, Ref. RB	5.00%	06/15/2031	175	187,886
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2017, Ref. RB	5.00%	06/15/2033	15	16,081
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2017, Ref. RB	5.00%	06/15/2034	95	101,650
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2017, Ref. RB	5.00%	06/15/2035	80	85,240
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2017, Ref. RB	5.00%	06/15/2042	5	5,240
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2021, RB	5.00%	06/15/2027	25	26,896
New York State Urban Development Corp., Series 2017 A, Ref. RB	5.00%	03/15/2030	200	211,610
New York State Urban Development Corp., Series 2017 A, Ref. RB	5.00%	03/15/2032	175	184,872
New York State Urban Development Corp., Series 2017 A, Ref. RB	5.00%	03/15/2033	20	21,113
New York State Urban Development Corp., Series 2017 C-2, Ref. RB	5.00%	03/15/2035	230	243,204
New York State Urban Development Corp., Series 2017 C-3, Ref. RB	5.00%	03/15/2041	180	186,916
New York State Urban Development Corp., Series 2017, Ref. RB	5.00%	03/15/2029	35	37,065
Suffolk (County of), NY, Series 2017 D, Ref. GO Bonds, (INS - BAM)(c)	4.00%	10/15/2027	90	93,437
Triborough Bridge & Tunnel Authority, Series 2017 A, RB	5.00%	11/15/2027	10	10,612
Triborough Bridge & Tunnel Authority, Series 2017 A, RB	5.00%	11/15/2047	10	10,265
Triborough Bridge & Tunnel Authority, Series 2017 B, Ref. RB	5.00%	11/15/2029	55	58,283
Triborough Bridge & Tunnel Authority, Series 2017 B, Ref. RB	5.00%	11/15/2030	75	79,411
Triborough Bridge & Tunnel Authority, Series 2017 B, Ref. RB	5.00%	11/15/2031	215	227,555
Triborough Bridge & Tunnel Authority, Series 2017 B, Ref. RB	5.00%	11/15/2032	215	227,503
Triborough Bridge & Tunnel Authority, Series 2017 B, Ref. RB	5.00%	11/15/2033	175	185,022
Triborough Bridge & Tunnel Authority, Series 2017 B, Ref. RB	5.00%	11/15/2034	60	63,340
Triborough Bridge & Tunnel Authority, Series 2017 B, Ref. RB	5.00%	11/15/2038	175	182,196
Triborough Bridge & Tunnel Authority (Green Bonds), Series 2022 E-1, Ref. RB	5.00%	11/15/2027	105	112,801
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2017 C-2, RB	5.00%	11/15/2042	10	10,413

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

263

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2017, Ref. RB	5.00%	11/15/2027	$20	$21,533
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2023, Ref. RB	5.00%	11/15/2027	5	5,383
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels) (Green Bonds), Series 2023, Ref. RB	5.00%	11/15/2027	15	16,199

				16,197,840

North Carolina-0.64%
Charlotte-Mecklenburg Hospital Authority (The) (Atrium Health), Series 2022 A, Ref. RB	5.00%	01/15/2027	70	73,933
Mecklenburg (County of), NC, Series 2017 A, GO Bonds	4.00%	04/01/2029	40	41,363
North Carolina (State of), Series 2016 A, Ref. GO Bonds	5.00%	06/01/2027	80	84,193
North Carolina (State of), Series 2017 B, Ref. RB	5.00%	05/01/2027	50	53,347
North Carolina (State of), Series 2017 B, Ref. RB	5.00%	05/01/2029	30	32,023
North Carolina (State of), Series 2018 A, GO Bonds	5.00%	06/01/2027	85	91,182
North Carolina (State of), Series 2019 A, RB	5.00%	05/01/2027	70	74,685
North Carolina (State of), Series 2022 A, RB	5.00%	05/01/2027	25	26,673
North Carolina (State of) (Build North Carolina Programs), Series 2020 B, RB	5.00%	05/01/2027	45	48,012
North Carolina (State of) Municipal Power Agency No. 1, Series 2015 A, Ref. RB	5.00%	01/01/2027	20	20,601
North Carolina (State of) Municipal Power Agency No. 1 (Catawba), Series 2016 A, Ref. RB	5.00%	01/01/2027	15	15,543
Wake (County of), NC, Series 2021, RB	5.00%	03/01/2027	20	21,297

				582,852

Ohio-2.59%
Chillicothe (City of), OH, Series 2017, Ref. RB	5.00%	12/01/2047	100	100,019
Columbus (City of), OH, Series 2017 A, GO Bonds	4.00%	04/01/2033	10	10,192
Columbus (City of), OH, Series 2017, Ref. GO Bonds	4.00%	04/01/2027	30	30,999
Columbus (City of), OH, Series 2017-1, Ref. GO Bonds	5.00%	04/01/2029	15	16,137
Columbus (City of), OH, Series 2018 A, GO Bonds	5.00%	04/01/2027	80	85,411
Cuyahoga (County of), OH (MetroHealth System), Series 2017, Ref. RB	5.00%	02/15/2052	500	480,373
Franklin (County of), OH (Trinity Health Credit Group), Series 2017 A, RB	5.00%	12/01/2047	210	213,244
Franklin (County of), OH (Trinity Health Credit Group), Series 2017, RB	4.00%	12/01/2046	145	134,035
Hamilton (County of), OH, Series 2016 A, Ref. RB	5.00%	12/01/2027	20	21,493
Ohio (State of), Series 2017 B, Ref. GO Bonds	5.00%	09/15/2027	35	37,650
Ohio (State of), Series 2017 C, Ref. GO Bonds	5.00%	08/01/2027	110	118,036
Ohio (State of), Series 2017 U, Ref. GO Bonds	5.00%	05/01/2027	10	10,676
Ohio (State of), Series 2019 A, GO Bonds(a)(b)	5.00%	05/01/2027	70	74,861
Ohio (State of), Series 2019 A, GO Bonds	5.00%	05/01/2031	45	48,076
Ohio (State of), Series 2019-1, RB	5.00%	12/15/2027	125	134,895
Ohio (State of) Turnpike & Infrastructure Commission, Series 2010 A, Ref. RB	5.25%	02/15/2027	25	26,766
Ohio (State of) Water Development Authority, Series 2019 A, RB	5.00%	06/01/2027	40	42,821
Ohio (State of) Water Development Authority, Series 2019 A, RB	5.00%	12/01/2027	65	70,282
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2017 A, RB	5.00%	12/01/2027	30	32,163
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2017 A, RB	5.00%	06/01/2029	10	10,681
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2017 A, RB	5.00%	12/01/2029	20	21,361
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2017 A, RB	5.00%	06/01/2030	25	26,665
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2017 A, RB	5.00%	12/01/2031	30	31,976
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2023 A, Ref. RB	5.00%	12/01/2027	5	5,406
Ohio State University (The), Series 2017 A, Ref. RB	5.00%	12/01/2044	240	246,285
Ohio State University (The), Series 2020 A, Ref. RB	5.00%	12/01/2027	35	37,757
University of Cincinnati, Series 2017 A, RB	5.00%	06/01/2045	280	287,293

				2,355,553

Oklahoma-0.35%
Cleveland (County of), OK Educational Facilities Authority (Moore Public Schools), Series 2021, RB	4.00%	06/01/2027	25	25,609
Grand River Dam Authority, Series 2016 A, Ref. RB	5.00%	06/01/2027	30	31,602
Oklahoma (State of) Turnpike Authority, Second Series 2017 C, RB	5.00%	01/01/2047	10	10,281
Oklahoma (State of) Turnpike Authority, Series 2017 D, Ref. RB	5.00%	01/01/2027	20	21,193
Oklahoma (State of) Turnpike Authority, Series 2017 E, Ref. RB	4.00%	01/01/2029	70	71,515

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

264

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oklahoma-(continued)
Oklahoma (State of) Turnpike Authority, Series 2020 A, Ref. RB	5.00%	01/01/2027	$50	$52,981
Tulsa (County of), OK Industrial Authority (Broken Arrow Public Schools), Series 2019 A, RB	5.00%	09/01/2027	95	101,599

				314,780

Oregon-1.03%
Hillsboro School District No. 1J, Series 2017, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2027	20	21,354
Hillsboro School District No. 1J, Series 2017, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2033	15	15,947
Hillsboro School District No. 1J, Series 2017, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2036	45	47,367
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow, Series 2017 B, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2029	70	74,626
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow, Series 2017 B, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2031	100	106,352
Oregon (State of) Department of Transportation, Series 2017 B, Ref. RB	5.00%	11/15/2027	40	42,787
Oregon (State of) Facilities Authority (Reed College), Series 2017 A, Ref. RB(a)(b)	4.00%	07/01/2027	50	51,678
Oregon (State of) Lottery, Series 2017 C, Ref. RB	5.00%	04/01/2030	40	42,502
Oregon (State of) Lottery, Series 2017 C, Ref. RB	5.00%	04/01/2031	130	138,222
Oregon Health & Science University, Series 2017 A, RB	5.00%	07/01/2042	100	102,751
Portland (Port of), OR, Series 2017 24A, RB	5.00%	07/01/2047	100	101,962
Washington & Multnomah Counties School District No. 48J Beaverton, Series 2017 C, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2027	30	32,086
Washington & Multnomah Counties School District No. 48J Beaverton, Series 2017 D, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2036	155	163,095

				940,729

Pennsylvania-5.19%
Allegheny (County of), PA Higher Education Building Authority (Carnegie Mellon University), Series 2017, Ref. RB	5.00%	08/01/2027	100	107,344
Allegheny (County of), PA Higher Education Building Authority (Carnegie Mellon University), Series 2017, Ref. RB	5.00%	08/01/2029	15	16,017
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue), Series 2018 A, Ref. RB	5.00%	04/01/2027	15	15,652
Allegheny (County of), PA Port Authority, Series 2020, Ref. RB	5.00%	03/01/2027	100	105,768
Chester (County of), PA, Series 2017, Ref. GO Bonds	5.00%	11/15/2030	25	27,074
Delaware (County of), PA Authority (Haverford College), Series 2017 A, Ref. RB	5.00%	10/01/2042	20	20,671
Delaware River Joint Toll Bridge Commission (Pennsylvania - New Jersey), Series 2017, RB	5.00%	07/01/2034	85	90,300
Delaware River Joint Toll Bridge Commission (Pennsylvania - New Jersey), Series 2017, RB	5.00%	07/01/2036	70	73,671
Geisinger Authority (Geisinger Health System), Series 2017 A-1, Ref. RB	5.00%	02/15/2045	275	277,605
Geisinger Authority (Geisinger Health System), Series 2017 A-2, Ref. RB	5.00%	02/15/2032	20	20,803
Geisinger Authority (Geisinger Health System), Series 2017 A-2, Ref. RB	4.00%	02/15/2039	95	89,977
Northampton (County of), PA General Purpose Authority (LaFayette College), Series 2017, Ref. RB	4.00%	11/01/2034	60	60,385
Pennsylvania (Commonwealth of), First Series 2016, Ref. GO Bonds	5.00%	09/15/2027	40	42,085
Pennsylvania (Commonwealth of), First series 2017, Ref. GO Bonds	4.00%	01/01/2030	100	101,914
Pennsylvania (Commonwealth of), First Series 2017, Ref. GO Bonds	5.00%	01/01/2027	255	270,536
Pennsylvania (Commonwealth of), Second Series 2016, GO Bonds	5.00%	09/15/2027	100	105,213
Pennsylvania (Commonwealth of), Series 2019, Ref. GO Bonds	5.00%	07/15/2027	90	96,522
Pennsylvania (Commonwealth of), Series 2022, GO Bonds	5.00%	10/01/2027	30	32,310
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority, Series 2017 A, RB	5.00%	08/15/2033	10	10,636
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (University of Pennsylvania Health System), Series 2017, RB	5.00%	08/15/2037	185	193,050
Pennsylvania (Commonwealth of) Turnpike Commission, Second Series 2017, Ref. RB	5.00%	12/01/2031	25	26,960
Pennsylvania (Commonwealth of) Turnpike Commission, Second Series 2017, Ref. RB	5.00%	12/01/2033	40	42,606
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2009 E, RB	6.00%	12/01/2030	85	94,559
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2016 A, Ref. RB	5.00%	12/01/2027	15	15,846
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2016 B, Ref. RB	5.00%	06/01/2027	15	15,613
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2017 A-1, RB	5.00%	12/01/2047	200	205,883
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2017 B-1, RB	5.00%	06/01/2036	155	161,551
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2017 B-1, RB	5.00%	06/01/2037	165	171,030
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2017 B-2, Ref. RB, (INS - AGM)(c)	5.00%	06/01/2033	300	317,764
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2017 B-2, Ref. RB, (INS - AGM)(c)	5.00%	06/01/2034	35	37,117

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

265

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania-(continued)
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2017 B-2, Ref. RB, (INS - AGM)(c)	5.00%	06/01/2035	$280	$295,712
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2017, Ref. RB	5.00%	12/01/2031	10	10,784
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2017, Ref. RB	4.00%	12/01/2036	300	300,847
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2017-3, Ref. RB	5.00%	12/01/2031	135	143,811
Pennsylvania State University (The), Series 2017 A, RB	5.00%	09/01/2047	215	221,676
Philadelphia (City of), PA, Fifteenth Series 2017, Ref. RB	5.00%	08/01/2042	30	30,579
Philadelphia (City of), PA, Series 2017 A, RB	5.00%	10/01/2047	85	87,169
Philadelphia (City of), PA, Series 2017 A, RB	5.25%	10/01/2052	50	51,494
Philadelphia (City of), PA, Series 2017 A, Ref. GO Bonds	5.00%	08/01/2034	50	52,982
Philadelphia (City of), PA, Series 2017 A, Ref. GO Bonds	5.00%	08/01/2036	100	105,225
Philadelphia (City of), PA, Series 2017, Ref. GO Bonds	5.00%	08/01/2031	125	132,341
Philadelphia (City of), PA Authority for Industrial Development (Children’s Hospital of Philadelphia), Series 2017, Ref. RB	4.00%	07/01/2035	50	50,565
Philadelphia (City of), PA Authority for Industrial Development (Children’s Hospital of Philadelphia), Series 2017, Ref. RB	4.00%	07/01/2036	210	210,570
Philadelphia (City of), PA Authority for Industrial Development (Thomas Jefferson University), Series 2017 A, Ref. RB	5.00%	09/01/2042	100	100,923
Philadelphia (City of), PA Authority for Industrial Development (Thomas Jefferson University), Series 2017 A, Ref. RB	5.00%	09/01/2047	50	50,210
Philadelphia School District (The), Series 2016 F, Ref. GO Bonds	5.00%	09/01/2027	25	25,938

				4,717,288

Rhode Island-0.21%
Rhode Island Commerce Corp. (Garvee), Series 2016 B, RB	5.00%	06/15/2027	100	103,995
Rhode Island Health & Educational Building Corp. (Brown University), Series 2017 A, Ref. RB	5.00%	09/01/2029	60	64,519
Rhode Island Health & Educational Building Corp. (Brown University), Series 2017 A, Ref. RB	4.00%	09/01/2037	25	25,085

				193,599

South Carolina-0.58%
Lexington County Health Services District, Inc. (Lexmed Obligated Group), Series 2017, Ref. RB	4.00%	11/01/2030	35	35,287
Lexington County Health Services District, Inc. (Lexmed Obligated Group), Series 2017, Ref. RB	4.00%	11/01/2031	10	10,058
Mount Pleasent (Town of), SC, Series 2017 A, RB	4.00%	06/01/2044	375	369,117
South Carolina (State of) Transportation Infrastructure Bank, Series 2017 A, Ref. RB	5.00%	10/01/2038	50	52,176
South Carolina (State of) Transportation Infrastructure Bank, Series 2017 A, Ref. RB	5.00%	10/01/2039	50	52,051
South Carolina (State of) Transportation Infrastructure Bank, Series 2017, Ref. RB	5.00%	10/01/2037	5	5,231

				523,920

South Dakota-0.27%
South Dakota (State of) Health & Educational Facilities Authority (Avera Health), Series 2017, Ref. RB	4.00%	07/01/2042	30	27,713
South Dakota (State of) Health & Educational Facilities Authority (Regional Health), Series 2017, RB	5.00%	09/01/2040	215	217,649

				245,362

Tennessee-0.97%
Knox (County of), TN Health, Educational & Housing Facility Board (Covenant Health), Series 2016 A, Ref. RB	5.00%	01/01/2047	160	161,004
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2016, Ref. GO Bonds	5.00%	01/01/2027	90	94,121
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2017 A, RB	5.00%	05/15/2042	460	475,468
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2017, GO Bonds	4.00%	07/01/2030	50	51,299
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2018, GO Bonds	5.00%	07/01/2027	30	32,126
Tennessee (State of) School Bond Authority, Series 2017 B, Ref. RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	11/01/2027	25	26,968
Tennessee Energy Acquisition Corp., Series 2006 C, RB	5.00%	02/01/2027	45	45,072

				886,058

Texas-7.21%
Alamo Community College District, Series 2022, GO Bonds	5.00%	02/15/2027	150	159,179
Austin (City of), TX, Series 2015, Ref. GO Bonds	2.95%	09/01/2027	180	176,499
Austin (City of), TX, Series 2017, Ref. RB	5.00%	11/15/2029	15	16,072
Austin (City of), TX, Series 2017, Ref. RB	5.00%	11/15/2042	60	61,971
Bexar (County of), TX, Series 2018, Ctfs. of Obligation	5.00%	06/15/2042	100	103,862

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

266

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Bexar (County of), TX Hospital District, Series 2018, Ctfs. of Obligation	5.00%	02/15/2048	$75	$76,499
Board of Regents of the University of Texas System, Series 2016 E, RB	5.00%	08/15/2027	100	107,161
Board of Regents of the University of Texas System, Series 2016 J, RB	5.00%	08/15/2027	100	105,632
Board of Regents of the University of Texas System, Series 2017 B, RB	5.00%	08/15/2027	35	37,506
Central Texas Regional Mobility Authority, Series 2021 C, RB	5.00%	01/01/2027	75	77,457
Cypress-Fairbanks Independent School District, Series 2016, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2027	100	104,007
Dallas (City of), TX, Series 2017, RB	5.00%	10/01/2046	150	155,158
El Paso (County of), TX Hospital District, Series 2017, Ref. GO Bonds	4.00%	08/15/2038	115	103,837
Fort Bend Independent School District, Series 2018, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2029	45	48,145
Fort Bend Independent School District, Series 2018, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2030	125	133,469
Harris (County of), TX, Series 2022 A, Ref. GO Bonds	5.00%	08/15/2027	250	267,807
Harris (County of), TX Metropolitan Transit Authority, Series 2016 A, Ref. RB	5.00%	11/01/2027	175	184,057
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Series 2019, Ref. RB	5.00%	12/01/2027	100	106,564
Harris County Cultural Education Facilities Finance Corp. (Teco), Series 2017, Ref. RB	5.00%	11/15/2031	40	42,450
Hays (County of), TX, Series 2017, GO Bonds	4.00%	02/15/2042	65	62,799
Houston (City of), TX, Series 2016 A, Ref. GO Bonds	5.00%	03/01/2027	115	118,985
Houston (City of), TX, Series 2016 B, Ref. RB	5.00%	11/15/2027	65	68,594
Houston (City of), TX, Series 2017 A, Ref. GO Bonds	5.00%	03/01/2030	115	121,468
Houston (City of), TX, Series 2017 B, Ref. RB	5.00%	11/15/2027	50	53,608
Houston Independent School District, Series 2016 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2027	85	88,365
Houston Independent School District, Series 2017, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2034	65	68,853
Lewisville Independent School District, Series 2017 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2029	75	76,888
Liberty Hill Independent School District, Series 2019, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/01/2049	100	102,616
Lone Star College System, Series 2017 A, GO Bonds	5.00%	08/15/2042	20	20,717
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas), Series 2017 A, Ref. RB	5.00%	08/15/2029	110	116,935
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas), Series 2017 A, Ref. RB	4.00%	08/15/2037	100	99,358
North Texas Tollway Authority, Series 2017 A, Ref. RB	4.00%	01/01/2032	85	86,090
North Texas Tollway Authority, Series 2017 A, Ref. RB	5.00%	01/01/2033	30	31,542
North Texas Tollway Authority, Series 2017 B, Ref. RB	5.00%	01/01/2048	180	183,155
North Texas Tollway Authority, Series 2017 B, Ref. RB, (INS - AGM)(c)	4.00%	01/01/2034	405	409,757
Round Rock Independent School District, Series 2019 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/01/2027	30	32,009
San Antonio (City of), TX, Series 2016, Ref. RB	5.00%	02/01/2027	305	319,865
San Antonio (City of), TX, Series 2017, RB	5.00%	02/01/2047	140	143,598
San Antonio (City of), TX, Series 2017, Ref. RB	5.00%	02/01/2042	250	256,835
San Antonio (City of), TX, Series 2018, Ref. RB	5.00%	02/01/2027	150	158,955
Socorro Independent School District, Series 2018, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2039	300	312,327
Texas (State of), Series 2017 A, Ref. GO Bonds	5.00%	10/01/2032	65	69,273
Texas (State of), Series 2017 A, Ref. GO Bonds	5.00%	10/01/2033	105	111,819
Texas (State of), Series 2017 A, Ref. GO Bonds	5.00%	10/01/2034	80	85,030
Texas (State of), Series 2017 B, Ref. GO Bonds	5.00%	10/01/2033	175	186,366
Texas (State of) Water Development Board, Series 2016, RB	5.00%	04/15/2027	25	26,320
Texas (State of) Water Development Board, Series 2017 A, RB	5.00%	04/15/2027	25	26,580
Texas (State of) Water Development Board, Series 2017 A, RB	4.00%	10/15/2032	15	15,256
Texas (State of) Water Development Board, Series 2017 A, RB	4.00%	10/15/2033	25	25,369
Texas (State of) Water Development Board, Series 2017 A, RB	4.00%	10/15/2042	100	96,835
Texas (State of) Water Development Board, Series 2017 A, RB	5.00%	10/15/2042	190	196,606
Texas (State of) Water Development Board, Series 2017 A, RB	5.00%	10/15/2047	120	123,493
Texas (State of) Water Development Board, Series 2017, RB	5.00%	10/15/2031	100	106,905

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

267

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Texas (State of) Water Development Board, Series 2018, RB	5.00%	08/01/2027	$280	$298,859
Texas A&M University, Series 2017 E, Ref. RB	5.00%	05/15/2027	25	26,694
Texas State University Board of Regents, Series 2017 A, Ref. RB	5.00%	03/15/2030	125	132,272
Trinity River Authority, Series 2017, Ref. RB	5.00%	08/01/2030	25	26,507

				6,554,835

Utah-0.42%
University of Utah (The) (Green Bonds), Series 2022 B, RB	5.00%	08/01/2027	80	85,662
Utah (State of), Series 2017, GO Bonds	5.00%	07/01/2027	75	79,904
Utah (State of), Series 2020, GO Bonds	5.00%	07/01/2027	150	161,134
Utah (State of) Transit Authority, Series 2006 C, Ref. RB, (INS - AGM)(c)	5.25%	06/15/2027	50	53,117

				379,817

Virginia-1.75%
Fairfax (County of), VA, Series 2020 A, Ref. GO Bonds	4.50%	10/01/2027	30	31,774
Henrico (County of), VA Economic Development Authority (Lifespire of Virginia), Series 2017 C, Ref. RB	5.00%	12/01/2047	100	95,924
Richmond (City of), VA, Series 2016, Ref. RB	5.00%	01/15/2027	45	46,696
University of Virginia, Series 2017 A, Ref. RB	5.00%	04/01/2039	360	378,061
Virginia (Commonwealth of) College Building Authority, Series 2016 A, RB	5.00%	02/01/2027	50	52,066
Virginia (Commonwealth of) College Building Authority, Series 2016 A, Ref. RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	09/01/2027	110	115,753
Virginia (Commonwealth of) College Building Authority, Series 2019 A, RB	5.00%	02/01/2027	105	111,653
Virginia (Commonwealth of) College Building Authority (21st Century College and Equipment Programs), Series 2017, RB	5.00%	02/01/2027	75	79,752
Virginia (Commonwealth of) College Building Authority (21st Century College and Equipment Programs), Series 2017, RB	5.00%	02/01/2030	15	15,845
Virginia (Commonwealth of) College Building Authority (21st Century College and Equipment Programs), Series 2017, RB	5.00%	02/01/2031	20	21,037
Virginia (Commonwealth of) College Building Authority (21st Century College and Equipment Programs), Series 2017, Ref. RB	5.00%	02/01/2027	15	15,950
Virginia (Commonwealth of) College Building Authority (21st Century College and Equipment Programs), Series 2019 C, Ref. RB	5.00%	02/01/2027	60	63,802
Virginia (Commonwealth of) Public Building Authority, Series 2017 A, Ref. RB	5.00%	08/01/2029	60	64,478
Virginia (Commonwealth of) Public Building Authority, Series 2020 B, Ref. RB	5.00%	08/01/2027	45	48,305
Virginia (Commonwealth of) Transportation Board, Series 2017 A, Ref. RB	5.00%	05/15/2027	30	32,152
Virginia (Commonwealth of) Transportation Board, Series 2017 A, Ref. RB	5.00%	05/15/2029	25	26,980
Virginia (Commonwealth of) Transportation Board, Series 2017 A, Ref. RB	5.00%	05/15/2031	70	75,138
Virginia (Commonwealth of) Transportation Board, Series 2017 A, Ref. RB	4.00%	05/15/2034	25	25,557
Virginia (Commonwealth of) Transportation Board, Series 2017 A, Ref. RB	4.00%	05/15/2036	150	151,546
Virginia (Commonwealth of) Transportation Board (Garvee), Series 2017, Ref. RB	5.00%	03/15/2027	130	138,580

				1,591,049

Washington-3.30%
Auburn School District No. 408 of King & Pierce Counties, Series 2018, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2035	40	42,443
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2021 S-1, Ref. RB	5.00%	11/01/2027	35	37,740
Energy Northwest, Series 2017 A, Ref. RB	5.00%	07/01/2033	150	160,097
Energy Northwest (Columbia Generating Station), Series 2017 A, Ref. RB	5.00%	07/01/2029	95	101,360
Energy Northwest (No. 1), Series 2020 A, Ref. RB	5.00%	07/01/2027	95	101,696
Energy Northwest (No. 3), Series 2018, Ref. RB	5.00%	07/01/2027	35	37,467
Franklin County School District No. 1 Pasco, Series 2018, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2030	30	32,236
Franklin County School District No. 1 Pasco, Series 2018, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2031	60	64,399
King (County of), WA, Series 2017, Ref. GO Bonds	4.00%	07/01/2030	40	41,111
King (County of), WA, Series 2017, Ref. RB	5.00%	07/01/2049	100	103,482
King County School District No. 405 Bellevue, Series 2016, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2027	100	105,799

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

268

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington-(continued)
King County School District No. 414 Lake Washington, Series 2020, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	4.00%	12/01/2027	$70	$72,494
Puyallup School District No. 3 (Washing State School District Credit Enhancement Program), Series 2017, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2035	100	105,502
Seattle (City of), WA, Series 2017 C, Ref. RB(a)(b)	5.00%	09/01/2027	50	53,842
Seattle (City of), WA (Green Bonds), Series 2020 A, RB	5.00%	07/01/2027	55	58,938
Seattle (Port of), WA, Series 2016, Ref. RB	5.00%	02/01/2027	60	62,267
Washington (State of), Series 2016 B, Ref. GO Bonds	5.00%	08/01/2027	195	204,542
Washington (State of), Series 2017 A, GO Bonds	5.00%	08/01/2033	40	42,438
Washington (State of), Series 2017 A, GO Bonds	5.00%	08/01/2035	50	52,823
Washington (State of), Series 2017 A, GO Bonds	5.00%	08/01/2036	50	52,636
Washington (State of), Series 2017 A, GO Bonds	5.00%	08/01/2042	150	156,184
Washington (State of), Series 2017 C, Ref. GO Bonds	5.00%	08/01/2027	20	21,484
Washington (State of), Series 2017 C, Ref. GO Bonds	5.00%	08/01/2029	235	251,639
Washington (State of), Series 2017 C, Ref. GO Bonds	5.00%	08/01/2034	150	158,862
Washington (State of), Series 2017 D, GO Bonds	5.00%	02/01/2029	60	63,773
Washington (State of), Series 2017 D, GO Bonds	5.00%	02/01/2030	10	10,622
Washington (State of), Series 2017 D, GO Bonds	5.00%	02/01/2033	25	26,332
Washington (State of), Series 2017 D, GO Bonds	5.00%	02/01/2040	80	83,033
Washington (State of), Series 2017 D, GO Bonds	5.00%	02/01/2042	160	165,756
Washington (State of), Series 2017 F, Ref. GO Bonds	5.00%	08/01/2030	30	32,113
Washington (State of), Series 2017 R, Ref. GO Bonds	5.00%	08/01/2027	10	10,742
Washington (State of), Series 2017 R, Ref. GO Bonds	5.00%	08/01/2032	70	74,664
Washington (State of), Series 2017, Ref. GO Bonds	5.00%	08/01/2035	30	31,694
Washington (State of), Series 2018 C, GO Bonds	5.00%	02/01/2027	100	106,336
Washington (State of), Series 2019 A, GO Bonds	5.00%	08/01/2027	25	26,855
Washington (State of), Series 2020 C, GO Bonds	5.00%	02/01/2027	25	26,584
Washington (State of), Series R-2017 A, Ref. GO Bonds	5.00%	08/01/2027	35	36,713
Washington (State of) Health Care Facilities Authority (Virginia Mason Medical Center), Series 2017, Ref. RB	5.00%	08/15/2031	25	25,817
Washington (State of) Health Care Facilities Authority (Virginia Mason Medical Center), Series 2017, Ref. RB	5.00%	08/15/2034	150	152,726

				2,995,241

West Virginia-0.05%
West Virginia (State of) Commissioner of Highways (Surface Transportation), Series 2017 A, RB	5.00%	09/01/2027	45	47,935

Wisconsin-1.41%
Wisconsin (State of), Series 2017 2, Ref. GO Bonds	5.00%	11/01/2027	20	21,385
Wisconsin (State of), Series 2017 3, Ref. GO Bonds	5.00%	11/01/2028	70	74,923
Wisconsin (State of), Series 2017 3, Ref. GO Bonds	5.00%	11/01/2029	260	278,280
Wisconsin (State of), Series 2017 3, Ref. GO Bonds	5.00%	11/01/2030	40	42,820
Wisconsin (State of), Series 2017, Ref. GO Bonds	5.00%	11/01/2027	235	251,274
Wisconsin (State of), Series 2019 A, Ref. RB(a)	5.00%	05/01/2027	215	229,544
Wisconsin (State of), Series 2019 A, Ref. RB(a)(b)	5.00%	05/01/2027	150	160,147
Wisconsin (State of) Department of Transportation, Series 2017-2, Ref. RB	5.00%	07/01/2029	70	73,946
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.), Series 2018 A, RB	5.20%	12/01/2037	150	150,744

				1,283,063

TOTAL INVESTMENTS IN SECURITIES(d)-98.70% (Cost $91,695,480)				89,721,496
OTHER ASSETS LESS LIABILITIES-1.30%				1,178,314

NET ASSETS-100.00%				$90,899,810

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

269

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2023

Investment Abbreviations:

AGM	-Assured Guaranty Municipal Corp.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
Ctfs.	-Certificates
GO	-General Obligation
INS	-Insurer
NATL	-National Public Finance Guarantee Corp.
RAC	-Revenue Anticipation Certificates
RB	-Revenue Bonds
Ref.	-Refunding
RN	-Revenue Notes
Wts.	-Warrants

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

270

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)

August 31, 2023

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.75%
Alabama-0.19%
Alabama (State of) Public School & College Authority (Social Bonds), Series 2020 A, Ref. RB	5.00%	11/01/2028	$100	$109,735
Auburn University, Series 2018 A, RB	5.00%	06/01/2043	20	20,857

				130,592

Alaska-0.03%
North Slope (Borough of), AK, Series 2022 A, GO Bonds	5.00%	06/30/2028	20	21,732

Arizona-1.57%
Maricopa (County of), AZ Industrial Development Authority (Banner Health), Series 2017 A, RB	5.00%	01/01/2041	250	256,345
Maricopa (County of), AZ Special Health Care District, Series 2021 D, GO Bonds	5.00%	07/01/2028	50	54,332
Maricopa (County of), AZ Special Health Care District (Maricopa Integrated Health), Series 2018 C, GO Bonds	5.00%	07/01/2028	150	162,995
Maricopa (County of), AZ Special Health Care District (Maricopa Integrated Health), Series 2018 C, GO Bonds	5.00%	07/01/2030	50	54,186
Maricopa (County of), AZ Special Health Care District (Maricopa Integrated Health), Series 2018 C, GO Bonds	5.00%	07/01/2031	55	59,645
Mesa (City of), AZ, Series 2014, Ref. RB	3.00%	07/01/2028	20	19,600
Salt River Project Agricultural Improvement & Power District, Series 2016 A, Ref. RB	5.00%	01/01/2028	20	21,212
Salt River Project Agricultural Improvement & Power District, Series 2017, Ref. RB	5.00%	01/01/2030	25	27,035
Salt River Project Agricultural Improvement & Power District, Series 2017, Ref. RB	5.00%	01/01/2031	100	108,204
Salt River Project Agricultural Improvement & Power District, Series 2017, Ref. RB	5.00%	01/01/2033	100	107,959
Salt River Project Agricultural Improvement & Power District, Series 2017, Ref. RB	5.00%	01/01/2034	25	26,959
Salt River Project Agricultural Improvement & Power District, Series 2017, Ref. RB	5.00%	01/01/2037	175	186,124

				1,084,596

Arkansas-0.05%
Fort Smith (City of), AR, Series 2018, Ref. RB	5.00%	10/01/2034	30	31,935

California-14.91%
Bay Area Toll Authority (San Francisco Bay Area), Series 2017, Ref. RB	5.00%	04/01/2028	15	16,419
Cabrillo Unified School District (Election of 2018), Series 2020 B, GO Bonds	5.00%	08/01/2050	75	77,934
California (State of), Series 2003, GO Bonds, (INS - AMBAC)(a)	5.00%	02/01/2028	5	5,461
California (State of), Series 2017, Ref. GO Bonds	5.00%	08/01/2028	105	113,015
California (State of), Series 2017, Ref. GO Bonds	5.00%	11/01/2028	100	108,121
California (State of), Series 2018, GO Bonds	5.00%	10/01/2028	110	121,090
California (State of), Series 2018, GO Bonds	5.00%	10/01/2030	45	49,434
California (State of), Series 2019, GO Bonds	5.00%	11/01/2032	260	285,924
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2028	45	49,319
California (State of), Series 2019, Ref. GO Bonds	5.00%	10/01/2028	75	82,561
California (State of), Series 2019, Ref. GO Bonds	5.00%	11/01/2034	165	181,168
California (State of), Series 2019, Ref. GO Bonds	5.00%	11/01/2036	75	81,397
California (State of), Series 2019, Ref. GO Bonds	5.00%	11/01/2037	200	215,793
California (State of), Series 2019, Ref. GO Bonds	5.00%	11/01/2039	60	64,356
California (State of), Series 2020, Ref. GO Bonds	5.00%	11/01/2028	235	259,058
California (State of), Series 2021, Ref. GO Bonds	5.00%	09/01/2028	90	98,933
California (State of), Series 2021, Ref. GO Bonds	5.00%	12/01/2028	50	55,197
California (State of), Series 2022, GO Bonds	5.00%	04/01/2028	215	235,633
California (State of), Series 2022, Ref. GO Bonds	4.00%	09/01/2028	25	26,303
California (State of), Series 2022, Ref. GO Bonds	5.00%	04/01/2035	30	32,852
California (State of) (Bid Group A), Series 2018, GO Bonds	5.00%	10/01/2048	250	263,953
California (State of) Department of Water Resources (Central Valley), Series 2020 BB, Ref. RB	5.00%	12/01/2028	60	66,761
California (State of) Department of Water Resources (Central Valley), Series 2021, RB	5.00%	12/01/2028	30	33,381
California (State of) Educational Facilities Authority (University of San Francisco), Series 2018 A, RB	5.00%	10/01/2048	20	20,512
California (State of) Health Facilities Financing Authority (Stanford Health Care), Series 2017 A, Ref. RB	5.00%	11/15/2028	10	10,792

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

271

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Infrastructure & Economic Development Bank (Bay Area Toll Bridges), Series 2003 A, RB(b)(c)	5.00%	01/01/2028	$10	$10,898
California (State of) Infrastructure & Economic Development Bank (Bay Area Toll Bridges), Series 2003 A, RB(b)(c)	5.00%	01/01/2028	100	108,980
California (State of) Infrastructure & Economic Development Bank (Clean Water Revolving Fund) (Green Bonds), Series 2018, RB	5.00%	10/01/2028	30	32,892
California (State of) Infrastructure & Economic Development Bank (Clean Water Revolving Fund) (Green Bonds), Series 2018, RB	5.00%	10/01/2035	90	98,008
California (State of) Infrastructure & Economic Development Bank (Segerstrom Center Arts), Series 2017, Ref. RB	5.00%	01/01/2028	200	212,922
California (State of) Infrastructure & Economic Development Bank (The Broad) (Sustainability Bonds), Series 2021, Ref. RB	5.00%	06/01/2028	20	22,033
California (State of) Infrastructure & Economic Development Bank (UCSF 2130 Third Street), Series 2017, RB	5.00%	05/15/2042	190	200,252
California (State of) Infrastructure & Economic Development Bank (UCSF 2130 Third Street), Series 2017, RB	5.00%	05/15/2047	125	130,800
California (State of) Municipal Finance Authority (Orange County Civic Center Infrastructure Improvement Program - Phase II), Series 2018, RB	5.00%	06/01/2043	45	47,107
California (State of) Public Works Board, Series 2017 B, Ref. RB	5.00%	10/01/2028	95	103,025
California (State of) Public Works Board (Various Capital), Series 2019 C, RB	5.00%	11/01/2028	25	27,635
California (State of) Statewide Communities Development Authority (Methodist Hospital of Southern California), Series 2018, RB	5.00%	01/01/2048	250	252,110
California State University, Series 2018 A, Ref. RB	5.00%	11/01/2034	50	54,845
California State University, Series 2018 A, Ref. RB	5.00%	11/01/2043	195	207,244
California State University, Series 2018 A, Ref. RB	5.00%	11/01/2048	150	158,617
Contra Costa (County of), CA Transportation Authority, Series 2018 B, Ref. RB	5.00%	03/01/2028	20	21,468
Corona-Norco Unified School District, Series 2019 C, GO Bonds	4.00%	08/01/2049	15	14,334
East Bay Municipal Utility District, Series 2017 B, Ref. RB	5.00%	06/01/2028	20	21,605
Hartnell Community College District, Series 2020 B, GO Bonds	3.00%	08/01/2045	75	58,711
Los Angeles (City of), CA, Series 2022 C, Ref. RB	5.00%	06/01/2028	65	71,365
Los Angeles (City of), CA Department of Airports, Series 2019 C, Ref. RB	5.00%	05/15/2028	55	60,432
Los Angeles (City of), CA Department of Airports, Series 2019 E, RB	5.00%	05/15/2044	20	21,234
Los Angeles (City of), CA Department of Airports, Series 2019 E, RB	5.00%	05/15/2049	40	41,997
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport), Series 2020, Ref. RB	5.00%	05/15/2028	30	33,074
Los Angeles (City of), CA Department of Water & Power, Series 2018 A, RB	5.00%	07/01/2048	35	36,521
Los Angeles (City of), CA Department of Water & Power, Series 2018 A, Ref. RB	5.00%	07/01/2028	25	27,319
Los Angeles (City of), CA Department of Water & Power, Series 2018 A, Ref. RB	5.00%	07/01/2038	165	175,506
Los Angeles (City of), CA Department of Water & Power, Series 2018 B, Ref. RB	5.00%	07/01/2043	420	444,469
Los Angeles (City of), CA Department of Water & Power, Series 2018 D, Ref. RB	5.00%	07/01/2033	30	32,979
Los Angeles (City of), CA Department of Water & Power, Series 2018 D, Ref. RB	5.00%	07/01/2048	140	146,414
Los Angeles (City of), CA Department of Water & Power, Series 2020 B, Ref. RB	4.00%	07/01/2028	100	105,869
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2017 A, RB	5.00%	07/01/2028	20	21,613
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2019 B, RB	5.00%	07/01/2034	10	11,007
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2021 A, RB	5.00%	06/01/2028	20	22,043
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2019 A, RB	5.00%	07/01/2030	15	16,491
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2019 A, RB	5.00%	07/01/2031	55	60,538
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2019 A, RB	5.00%	07/01/2039	35	37,600
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2019 A, RB	5.00%	07/01/2044	225	239,042
Los Angeles County Facilities, Inc. (Vermont Corridor County Administration Building), Series 2018 A, RB	5.00%	12/01/2043	150	158,070
Los Angeles Unified School District, Series 2019 A, Ref. GO Bonds	5.00%	07/01/2028	40	44,126
Los Angeles Unified School District, Series 2020 A, Ref. GO Bonds	5.00%	07/01/2028	45	49,642
Los Angeles Unified School District, Series 2020 C, GO Bonds	5.00%	07/01/2028	135	148,925
Los Angeles Unified School District, Series 2020 RYQ, GO Bonds	5.00%	07/01/2028	15	16,547
Los Angeles Unified School District, Series 2021 A, Ref. GO Bonds	5.00%	07/01/2028	75	82,736
Los Angeles Unified School District (Election of 2008), Series 2018 B-1, GO Bonds	5.00%	07/01/2028	95	103,611
Los Angeles Unified School District (Election of 2008), Series 2018 B-1, GO Bonds	5.00%	07/01/2029	35	38,308

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

272

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Los Angeles Unified School District (Election of 2008), Series 2018 B-1, GO Bonds	5.00%	07/01/2030	$10	$10,921
Los Angeles Unified School District (Election of 2008), Series 2018 B-1, GO Bonds	5.00%	07/01/2033	25	27,272
Los Angeles Unified School District (Election of 2008), Series 2018 B-1, GO Bonds	5.25%	07/01/2042	225	240,549
Los Angeles Unified School District (Sustainability Bonds), Series 2022, GO Bonds	5.00%	07/01/2028	20	22,063
Metropolitan Water District of Southern California, Series 2022 B, Ref. RB	3.00%	07/01/2028	150	150,645
Mountain View Shoreline Regional Park Community, Series 2018 A, RB, (INS - AGM)(a)	5.00%	08/01/2043	100	104,762
Orange (County of), CA Sanitation District, Series 2017 A, Ref. RB	5.00%	02/01/2028	100	107,238
Oxnard Union High School District, Series 2020 B, GO Bonds	5.00%	08/01/2045	75	78,844
Pittsburg Unified School District Financing Authority (Pittsburg Unified School District Bond Program), Series 2019, RB, (INS - AGM)(a)	5.00%	09/01/2047	25	26,147
Rancho Santiago Community College District, Series 2005, GO Bonds, (INS - AGM)(a)	5.13%	09/01/2028	45	49,815
Redwood City School District (Election of 2015), Series 2018, GO Bonds	5.25%	08/01/2044	200	214,807
Sacramento (City of), CA Municipal Utility District, Series 2016 D, Ref. RB	5.00%	08/15/2028	5	5,540
Sacramento (City of), CA Municipal Utility District, Series 2018 F, Ref. RB	5.00%	08/15/2028	20	22,160
San Diego (City of), CA Public Facilities Financing Authority, Series 2019 A, RB	5.00%	08/01/2043	130	138,218
San Diego (County of), CA Water Authority (Green Bonds), Series 2021 S-1, Ref. RB	5.00%	05/01/2028	280	308,040
San Diego Unified School District (Election of 1998), Series 2006 G-1, Ref. GO Bonds, (INS - AGM)(a)	5.25%	07/01/2028	40	44,480
San Francisco (City & County of), CA, Series 2020 R-1, Ref. GO Bonds	5.00%	06/15/2030	35	38,596
San Francisco (City & County of), CA, Series 2020 R-1, Ref. GO Bonds	5.00%	06/15/2031	70	77,216
San Francisco (City & County of), CA, Series 2020 R-1, Ref. GO Bonds	4.00%	06/15/2032	20	21,022
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2019 D, Ref. RB	5.00%	05/01/2028	50	54,893
San Francisco (City & County of), CA Public Utilities Commission (Green Bonds), Series 2018 A, RB	4.00%	10/01/2043	200	197,314
San Francisco (City of), CA Public Utilities Commission (Green Bonds), Series 2017 D, Ref. RB	5.00%	11/01/2028	85	92,476
San Francisco (County of), CA Transportation Authority, Series 2017, RB	4.00%	02/01/2028	25	25,939
San Mateo County Community College District (Election of 2014), Series 2018 B, GO Bonds	5.00%	09/01/2045	185	200,458
Santa Ana Unified School District, Series 2021 B, GO Bonds, (INS - AGM)(a)	2.13%	08/01/2050	100	60,756
Santa Monica Community College District (Election of 2016), Series 2018 A, GO Bonds	5.00%	08/01/2043	20	21,357
Southern California Public Power Authority (No. 1), Series 2007 A, RB	5.00%	11/01/2028	100	103,528
Tuolumne (City of), CA Wind Project Authority, Series 2016 A, Ref. RB	5.00%	01/01/2028	75	80,231
University of California, Series 2018 AZ, Ref. RB	4.00%	05/15/2030	20	20,933
University of California, Series 2018 AZ, Ref. RB	5.00%	05/15/2035	30	32,565
University of California, Series 2018 AZ, Ref. RB	5.00%	05/15/2036	30	32,452
University of California, Series 2018 AZ, Ref. RB	5.00%	05/15/2037	45	48,469
University of California, Series 2018 AZ, Ref. RB	5.00%	05/15/2038	30	32,237
University of California, Series 2018 AZ, Ref. RB	5.00%	05/15/2043	180	191,625
University of California, Series 2018 AZ, Ref. RB	5.00%	05/15/2048	125	131,754
University of California, Series 2018 AZ, Ref. RB	5.25%	05/15/2058	65	69,041
University of California (Limited), Series 2018 O, Ref. RB	5.00%	05/15/2037	55	59,141
University of California (Limited), Series 2018 O, Ref. RB	5.00%	05/15/2038	125	134,097
University of California (Limited), Series 2018 O, Ref. RB	5.00%	05/15/2043	200	212,561
University of California (Limited), Series 2018 O, Ref. RB	5.00%	05/15/2048	175	184,148
Upland (City of), CA (San Antonio Regional Hospital), Series 2017, Ref. COP	5.00%	01/01/2047	45	45,472

				10,306,113

Colorado-2.23%
Arapahoe County School District No. 6 Littleton, Series 2019 A, GO Bonds	5.50%	12/01/2028	50	56,302
Arapahoe County School District No. 6 Littleton, Series 2019 A, GO Bonds	5.50%	12/01/2043	30	32,334
Colorado (State of), Series 2018 A, COP	5.00%	12/15/2031	150	163,686
Colorado (State of), Series 2018 A, COP	5.00%	12/15/2032	65	70,902
Colorado (State of), Series 2018 M, Ref. COP	5.00%	03/15/2031	80	86,039
Colorado (State of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group), Series 2018 A, RB	5.00%	11/15/2048	180	184,268
Colorado (State of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group), Series 2018, RB	4.00%	11/15/2048	25	23,150
Colorado (State of) Health Facilities Authority (CommonSpirit Health), Series 2019 A, Ref. RB	5.00%	08/01/2028	25	26,437
Colorado (State of) Health Facilities Authority (CommonSpirit Health), Series 2019 A, Ref. RB	5.00%	08/01/2028	10	10,575
Colorado (State of) Health Facilities Authority (SCL Health System), Series 2019 A, Ref. RB	5.00%	01/01/2028	10	10,733

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

273

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado-(continued)
Colorado (State of) Regional Transportation District (Fastracks), Series 2013 A, Ref. RB	5.00%	11/01/2028	$30	$32,935
Denver (City & County of), CO, Series 2020 B, Ref. GO Bonds	5.00%	08/01/2028	120	131,459
Denver City & County School District No. 1, Series 2018 A, GO Bonds	5.50%	12/01/2028	30	32,925
Douglas County School District No. Re-1 Douglas & Elbert Counties, Series 2019, GO Bonds	5.00%	12/15/2028	30	33,078
Jefferson County School District R-1, Series 2018, GO Bonds	5.00%	12/15/2030	110	120,591
Jefferson County School District R-1, Series 2018, GO Bonds	5.00%	12/15/2032	15	16,400
Jefferson County School District R-1, Series 2018, GO Bonds	5.00%	12/15/2033	75	81,895
Larimer County School District No. R-1 Poudre, Series 2018, GO Bonds	5.00%	12/15/2031	5	5,449
Larimer County School District No. R-1 Poudre, Series 2018, GO Bonds	5.00%	12/15/2034	25	27,108
University of Colorado, Series 2017 A-2, Ref. RB(b)(c)	4.00%	06/01/2028	65	68,027
University of Colorado, Series 2017 A-2, Ref. RB(b)(c)	4.00%	06/01/2028	50	52,328
University of Colorado, Series 2017 A-2, Ref. RB(b)(c)	5.00%	06/01/2028	45	49,072
University of Colorado, Series 2017 A-2, Ref. RB	4.00%	06/01/2038	230	228,137

				1,543,830

Connecticut-2.44%
Connecticut (State of), Series 2018 A, GO Bonds	5.00%	04/15/2037	40	42,315
Connecticut (State of), Series 2018 B, RB	5.00%	10/01/2028	40	43,795
Connecticut (State of), Series 2018 B, RB	5.00%	10/01/2030	30	32,554
Connecticut (State of), Series 2018 E, GO Bonds	4.00%	09/15/2036	350	351,186
Connecticut (State of), Series 2019 A, GO Bonds	5.00%	04/15/2028	20	21,711
Connecticut (State of), Series 2019 B, Ref. GO Bonds	5.00%	02/15/2028	100	108,217
Connecticut (State of), Series 2020 A, GO Bonds	5.00%	01/15/2028	15	16,207
Connecticut (State of), Series 2021 A, GO Bonds	4.00%	01/15/2028	230	238,694
Connecticut (State of), Series 2021 A, RB	5.00%	05/01/2028	10	10,865
Connecticut (State of), Series 2021 D, RB	5.00%	11/01/2028	120	131,561
Connecticut (State of), Series 2022 A, GO Bonds	4.00%	01/15/2028	95	98,591
Connecticut (State of) (Social Bonds), Series 2021 D, Ref. GO Bonds	5.00%	07/15/2028	115	125,434
Connecticut (State of) (Transportation Infrastructure), Series 2018 A, RB	5.00%	01/01/2032	35	37,578
Connecticut (State of) (Transportation Infrastructure), Series 2018 A, RB	5.00%	01/01/2036	60	63,759
Connecticut (State of) (Transportation Infrastructure), Series 2018 A, RB	5.00%	01/01/2038	155	162,638
Connecticut (State of) (Transportation Infrastructure), Series 2018 B, RB	5.00%	10/01/2033	25	27,110
Connecticut (State of) (Transportation Infrastructure), Series 2018, RB	5.00%	01/01/2030	65	69,744
University of Connecticut, Series 2018 A, RB	5.00%	11/15/2043	100	104,579

				1,686,538

Delaware-0.24%
Delaware (State of), Series 2017 A, Ref. GO Bonds	5.00%	01/01/2028	40	43,473
Delaware (State of), Series 2020 A, GO Bonds	5.00%	01/01/2028	10	10,868
Delaware (State of) Transportation Authority, Series 2020, Ref. RB	5.00%	07/01/2028	100	109,321

				163,662

District of Columbia-1.62%
District of Columbia, Series 2018 B, Ref. GO Bonds	5.00%	06/01/2030	30	32,639
District of Columbia, Series 2018 B, Ref. GO Bonds	5.00%	06/01/2031	10	10,805
District of Columbia, Series 2020 A, RB	5.00%	03/01/2028	25	27,165
District of Columbia, Series 2020 B, Ref. RB	5.00%	10/01/2028	340	373,603
District of Columbia, Series 2021 E, Ref. GO Bonds	5.00%	02/01/2028	25	27,120
District of Columbia Water & Sewer Authority, Series 2018 B, RB	5.00%	10/01/2043	80	83,863
District of Columbia Water & Sewer Authority, Series 2018 B, RB	5.00%	10/01/2049	200	207,868
District of Columbia Water & Sewer Authority (Green Bonds), Series 2018 A, RB	5.00%	10/01/2049	125	129,918
Washington Convention & Sports Authority, Series 2018 A, Ref. RB	5.00%	10/01/2028	135	144,455
Washington Metropolitan Area Transit Authority, Series 2020 A, RB	5.00%	07/15/2028	75	81,592

				1,119,028

Florida-2.71%
Broward (County of), FL School Board, Series 2019 A, Ref. COP	5.00%	07/01/2028	55	59,816
Central Florida Expressway Authority, Series 2018, RB	5.00%	07/01/2048	85	87,838
Central Florida Expressway Authority, Series 2021, Ref. RB, (INS - AGM)(a)	5.00%	07/01/2028	145	158,242

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

274

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida-(continued)
Duval County (County of), FL School Board, Series 2022 A, COP, (INS - AGM)(a)	5.00%	07/01/2028	$30	$32,389
Florida (State of), Series 2022 C, Ref. GO Bonds	5.00%	06/01/2028	100	109,235
Florida (State of) Department of Transportation, Series 2022 A, Ref. RB	5.00%	07/01/2028	25	27,213
Florida (State of) North Broward Hospital District, Series 2017 B, Ref. RB	5.00%	01/01/2048	200	200,835
Gainesville (City of), FL, Series 2017 A, RB	5.00%	10/01/2028	85	91,121
Hillsborough (County of), FL School Board (Master Lease Program), Series 2017, Ref. COP	5.00%	07/01/2028	35	36,983
Hillsborough (County of), FL School Board (Master Lease Program), Series 2018, Ref. COP	5.00%	07/01/2030	75	80,067
JEA Electric System, Series 2017 B, Ref. RB	5.00%	10/01/2028	100	106,921
JEA Water & Sewer System, Series 2017 A, Ref. RB	5.00%	10/01/2028	25	26,909
Lee Memorial Health System, Series 2019 A-1, Ref. RB	5.00%	04/01/2028	15	15,948
Miami-Dade (County of), FL, Series 2017 B, Ref. RB	5.00%	10/01/2028	40	42,896
Miami-Dade (County of), FL, Series 2019, RB	5.00%	10/01/2043	115	119,327
Orlando (City of), FL, Series 2018 B, RB	5.00%	10/01/2048	275	288,904
Palm Beach County School District, Series 2017 B, Ref. COP	5.00%	08/01/2028	30	32,664
Sarasota (County of), FL Public Hospital District (Sarasota Memorial Hospital), Series 1998 B, Ref. RB, (INS - NATL)(a)	5.50%	07/01/2028	40	42,187
South Broward Hospital District (South Broward Hospital District Obligated Group), Series 2018, RB	4.00%	05/01/2048	20	17,993
South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group), Series 2017, Ref. RB	5.00%	08/15/2028	35	37,099
Tampa (City of) & Hillsborough (County of), FL Expressway Authority, Series 2017 C, RB	5.00%	07/01/2048	150	153,758
Tampa (City of), FL (Green Bonds), Series 2018, RB	5.25%	05/01/2043	100	106,069

				1,874,414

Georgia-1.44%
Atlanta (City of), GA, Series 2018 C, Ref. RB	5.00%	11/01/2028	30	32,254
Georgia (State of), Series 2016 F, Ref. GO Bonds	5.00%	01/01/2028	10	10,634
Georgia (State of), Series 2018 A, GO Bonds	5.00%	07/01/2028	30	32,867
Georgia (State of), Series 2018 A, GO Bonds	5.00%	07/01/2030	55	60,082
Georgia (State of), Series 2018 A, GO Bonds	5.00%	07/01/2031	25	27,281
Georgia (State of), Series 2018 A, GO Bonds	4.00%	07/01/2034	25	25,823
Georgia (State of), Series 2018 A, GO Bonds	3.25%	07/01/2037	200	191,707
Georgia (State of), Series 2022 A, GO Bonds	5.00%	07/01/2028	50	54,778
Georgia (State of) (Bidding Group 1), Series 2020 A, GO Bonds	5.00%	08/01/2028	155	170,098
Georgia (State of) (Bidding Group 1), Series 2021 A-1, Ref. GO Bonds	5.00%	07/01/2028	30	32,867
Georgia (State of) (Tranche 2), Series 2019 A, GO Bonds	5.00%	07/01/2028	30	32,867
Georgia (State of) Local Government, Series 1998 A, COP, (INS - NATL)(a)	4.75%	06/01/2028	40	40,746
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2019, RB	5.00%	01/01/2056	200	202,116
Georgia (State of) Road & Tollway Authority (Garvee), Series 2020, RB	5.00%	06/01/2028	50	54,479
Henry County School District, Series 2021, GO Bonds	4.00%	08/01/2028	25	26,135

				994,734

Hawaii-0.84%
Hawaii (State of), Series 2017 FK, GO Bonds	5.00%	05/01/2028	25	26,629
Hawaii (State of), Series 2017 FN, Ref. GO Bonds	5.00%	10/01/2028	90	96,530
Hawaii (State of), Series 2018 FT, GO Bonds	5.00%	01/01/2030	180	194,271
Hawaii (State of), Series 2018 FT, GO Bonds	5.00%	01/01/2033	10	10,775
Hawaii (State of), Series 2018 FT, GO Bonds	3.25%	01/01/2035	10	9,751
Hawaii (State of), Series 2019 FW, GO Bonds	5.00%	01/01/2028	60	64,854
Honolulu (City & County of), HI (Honolulu Rail Transit), Series 2019, GO Bonds	5.00%	09/01/2028	35	38,236
Honolulu (City & County of), HI (Honolulu Rail Transit), Series 2021 E, GO Bonds	5.00%	03/01/2028	130	140,687

				581,733

Illinois-3.48%
Champaign County Community Unit School District No. 4 Champaign, Series 2020 A, GO Bonds	5.00%	01/01/2033	55	59,078
Chicago (City of), IL (O’Hare International Airport), Series 2022 D, Ref. RB	5.00%	01/01/2028	30	32,150
Chicago (City of), IL Transit Authority (FTA Section 5307 Urbanized Area Formula Funds), Series 2021, Ref. RB	5.00%	06/01/2028	20	21,236
Cook (County of), IL, Series 2021 A, Ref. GO Bonds	5.00%	11/15/2028	50	53,951
Cook (County of), IL, Series 2021 B, Ref. GO Bonds	4.00%	11/15/2028	145	149,666

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

275

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois-(continued)
Cook Kane Lake & McHenry Counties Community College District No. 512, Series 2020, GO Bonds	4.00%	12/15/2030	$70	$72,453
Illinois (State of), Series 2017 D, GO Bonds	5.00%	11/01/2028	125	131,408
Illinois (State of), Series 2018 A, GO Bonds	4.63%	05/01/2037	90	90,813
Illinois (State of), Series 2018 A, Ref. GO Bonds	5.00%	10/01/2028	55	58,565
Illinois (State of), Series 2018 B, Ref. GO Bonds	5.00%	10/01/2033	120	126,590
Illinois (State of), Series 2020 B, GO Bonds	5.00%	10/01/2028	540	575,005
Illinois (State of) Finance Authority (Clean Water Initiative), Series 2017, RB	5.00%	01/01/2028	110	116,677
Illinois (State of) Finance Authority (Northwestern Memorial Healthcare), Series 2017 A, Ref. RB	5.00%	07/15/2028	15	16,123
Illinois (State of) Finance Authority (OSF Healthcare System), Series 2018 A, Ref. RB	5.00%	05/15/2032	10	10,389
Illinois (State of) Finance Authority (University of Chicago Medical), Series 2021 A, Ref. RB	5.00%	10/01/2028	100	109,045
Illinois (State of) Regional Transportation Authority, Series 2017 A, Ref. RB	5.00%	07/01/2028	165	177,074
Illinois (State of) Toll Highway Authority, Series 2017 A, RB	5.00%	01/01/2039	250	261,163
Illinois (State of) Toll Highway Authority, Series 2017 A, RB	5.00%	01/01/2042	130	134,920
Illinois (State of) Toll Highway Authority, Series 2019 B, Ref. RB	5.00%	01/01/2028	140	150,386
Illinois (State of) Toll Highway Authority, Series 2019, Ref. RB	5.00%	01/01/2028	15	16,113
Sales Tax Securitization Corp., Series 2018 A, Ref. RB	5.00%	01/01/2038	25	25,827
Sales Tax Securitization Corp., Series 2018 A, Ref. RB	5.00%	01/01/2040	5	5,145
Sales Tax Securitization Corp., Series 2018 A, Ref. RB	5.00%	01/01/2048	15	15,273

				2,409,050

Indiana-0.63%
Indiana (State of) Finance Authority, Series 2016 C, Ref. RB	5.00%	06/01/2028	70	75,947
Indiana (State of) Finance Authority (Green Bonds), Series 2018 A, RB	5.00%	02/01/2033	175	188,660
Indiana (State of) Municipal Power Agency, Series 2017 A, Ref. RB	5.00%	01/01/2032	150	160,693
Indianapolis (City of), IN Department of Public Utilities, Series 2018 A, Ref. RB	5.00%	10/01/2030	10	10,842

				436,142

Iowa-0.06%
Iowa (State of) Finance Authority (Green Bonds), Series 2017, Ref. RB	5.00%	08/01/2028	40	43,024

Kentucky-0.13%
Kentucky (Commonwealth of) Turnpike Authority (Revitalization), Series 2017 B, Ref. RB	5.00%	07/01/2028	85	90,870

Louisiana-0.23%
Louisiana (State of) (Garvee), Series 2019 A, RB	5.00%	09/01/2028	50	54,236
Louisiana (State of) (Garvee), Series 2019 A, RB	5.00%	09/01/2030	75	81,114
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Bossier City), Series 2018, RB	4.00%	12/01/2043	25	23,944

				159,294

Maryland-2.68%
Howard (County of), MD, Series 2017 D, Ref. GO Bonds	5.00%	02/15/2028	50	54,391
Maryland (State of), Second Series 2018, GO Bonds	5.00%	08/01/2031	130	142,000
Maryland (State of), Second Series 2018, GO Bonds	4.00%	08/01/2032	200	207,021
Maryland (State of), Second Series 2020 B, Ref. GO Bonds	5.00%	08/01/2028	340	373,119
Maryland (State of), Series 2017 A, GO Bonds	5.00%	03/15/2028	25	26,701
Maryland (State of), Series 2017 A, GO Bonds	5.00%	08/01/2028	80	86,076
Maryland (State of) (Bidding Group 1), Series 2020 A, GO Bonds	5.00%	03/15/2028	60	65,351
Maryland (State of) (Bidding Group 1), Series 2020 A, GO Bonds	5.00%	08/01/2028	50	54,870
Maryland (State of) Department of Transportation, Series 2017, RB	5.00%	09/01/2028	85	91,507
Maryland (State of) Department of Transportation, Series 2019, RB	5.00%	10/01/2028	70	75,465
Maryland (State of) Department of Transportation, Series 2020, RB	5.00%	10/01/2028	15	16,460
Montgomery (County of), MD, Series 2020 A, GO Bonds	4.00%	08/01/2028	45	47,190
Montgomery (County of), MD, Series 2020 B, Ref. GO Bonds	4.00%	11/01/2028	120	126,158
Prince George’s (County of), MD, Series 2018 A, GO Bonds	5.00%	07/15/2028	100	109,690
Prince George’s (County of), MD, Series 2018 A, GO Bonds	5.00%	07/15/2031	100	109,149
Prince George’s (County of), MD, Series 2019 A, GO Bonds	5.00%	07/15/2028	15	16,454
Prince George’s (County of), MD, Series 2020 A, GO Bonds	5.00%	07/15/2028	65	71,299

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

276

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland-(continued)
Prince George’s (County of), MD, Series 2020 A, GO Bonds	5.00%	07/15/2030	$140	$152,905
Prince George’s (County of), MD, Series 2020 B, Ref. GO Bonds	5.00%	09/15/2028	25	27,512

				1,853,318

Massachusetts-4.75%
Massachusetts (Commonwealth of), Series 2016 B, Ref. GO Bonds	5.00%	07/01/2028	55	60,438
Massachusetts (Commonwealth of), Series 2017 A, Ref. RB	5.00%	06/01/2028	70	75,677
Massachusetts (Commonwealth of), Series 2018 A, GO Bonds	5.00%	01/01/2033	15	16,198
Massachusetts (Commonwealth of), Series 2018 A, GO Bonds	5.00%	01/01/2035	80	86,064
Massachusetts (Commonwealth of), Series 2018 B, GO Bonds	5.00%	01/01/2031	40	43,214
Massachusetts (Commonwealth of), Series 2018 B, GO Bonds	5.00%	01/01/2032	10	10,805
Massachusetts (Commonwealth of), Series 2018 E, GO Bonds	5.00%	09/01/2037	35	37,406
Massachusetts (Commonwealth of), Series 2018 E, GO Bonds	5.00%	09/01/2038	225	239,637
Massachusetts (Commonwealth of), Series 2019 C, Ref. GO Bonds	5.00%	05/01/2028	55	60,232
Massachusetts (Commonwealth of), Series 2019 F, GO Bonds	5.00%	05/01/2028	210	229,975
Massachusetts (Commonwealth of), Series 2020 E, GO Bonds	5.00%	11/01/2028	200	221,182
Massachusetts (Commonwealth of), Series 2021, RB	5.00%	06/01/2041	745	783,122
Massachusetts (Commonwealth of) (Rail Enhancement & Accelerated Bridge Program), Series 2018 A, RB	5.00%	06/01/2048	25	25,992
Massachusetts (Commonwealth of) Bay Transportation Authority, Series 2006 A, RB	5.25%	07/01/2028	20	22,240
Massachusetts (Commonwealth of) Bay Transportation Authority, Series 2020, Ref. RB	5.00%	07/01/2045	260	271,453
Massachusetts (Commonwealth of) Bay Transportation Authority, Series 2020, Ref. RB	5.00%	07/01/2050	220	228,458
Massachusetts (Commonwealth of) Department of Transportation (Contract Assistance), Series 2018, Ref. RB	5.00%	01/01/2028	20	21,788
Massachusetts (Commonwealth of) Development Finance Agency (Partners Healthcare System), Series 2017, Ref. RB	5.00%	07/01/2028	240	258,303
Massachusetts (Commonwealth of) Development Finance Agency (Partners Healthcare System), Series 2017, Ref. RB	5.00%	07/01/2030	50	53,907
Massachusetts (Commonwealth of) Development Finance Agency (Partners Healthcare System), Series 2017, Ref. RB	5.00%	07/01/2033	70	75,121
Massachusetts (Commonwealth of) Development Finance Agency (Partners Healthcare System), Series 2017, Ref. RB	4.00%	07/01/2036	40	39,793
Massachusetts (Commonwealth of) Health & Educational Facilities Authority (Massachusetts Institute of Technology), Series 1998 I-1, RB	5.20%	01/01/2028	90	98,888
Massachusetts (Commonwealth of) School Building Authority, Series 2018 A, RB	4.00%	02/15/2043	200	195,878
Massachusetts (Commonwealth of) School Building Authority, Series 2018 A, RB	5.25%	02/15/2048	20	20,950
Massachusetts (Commonwealth of) School Building Authority, Series 2018 B, RB	5.25%	02/15/2048	100	104,752

				3,281,473

Michigan-1.67%
Great Lakes Water Authority, Series 2018 A, Ref. RB	5.00%	07/01/2028	95	101,820
Great Lakes Water Authority, Series 2018 B, Ref. RB	5.00%	07/01/2028	85	92,484
Michigan (State of), Series 2020 B, RB	5.00%	11/15/2028	125	137,255
Michigan (State of) Finance Authority (Charter County of Wayne Criminal Justice Center), Series 2018, RB	5.00%	11/01/2043	500	520,182
Michigan (State of) Finance Authority (Trinity Health Credit Group), Series 2019, Ref. RB	5.00%	12/01/2048	150	152,307
Michigan (State of) Hospital Finance Authority (Ascension Health Credit Group), Series 1999, RB	4.00%	11/15/2032	10	10,163
University of Michigan, Series 2017 A, Ref. RB	5.00%	04/01/2028	30	32,041
Wayne (County of), MI Airport Authority (Detroit Metropolitan Wayne County Airport), Series 2018, RB	5.00%	12/01/2038	100	104,558

				1,150,810

Minnesota-1.31%
Metropolitan Council, Series 2021 C, GO Bonds	5.00%	12/01/2028	150	165,360
Minneapolis & St. Paul (Cities of), MN Metropolitan Airports Commission, Series 2016 A, Ref. RB	5.00%	01/01/2028	40	42,264
Minneapolis (City of), MN (Fairview Health Services), Series 2018 A, Ref. RB	5.00%	11/15/2033	10	10,489
Minneapolis (City of), MN (Fairview Health Services), Series 2018 A, Ref. RB	5.00%	11/15/2034	150	156,513
Minnesota (State of), Series 2018 A, GO Bonds	5.00%	08/01/2028	25	27,423
Minnesota (State of), Series 2018 A, GO Bonds	5.00%	08/01/2034	175	191,944
Minnesota (State of), Series 2018 A, GO Bonds	5.00%	08/01/2037	25	26,880

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

277

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota-(continued)
Minnesota (State of), Series 2019 A, GO Bonds	5.00%	08/01/2028	$100	$109,693
Minnesota (State of), Series 2020 A, GO Bonds	5.00%	08/01/2028	125	137,116
Minnesota (State of), Series 2021 B, GO Bonds	5.00%	09/01/2028	35	38,457

				906,139

Mississippi-0.62%
Mississippi (State of), Series 2017 A, Ref. GO Bonds	5.00%	10/01/2028	35	37,607
Mississippi (State of), Series 2021 C, GO Bonds	4.00%	10/01/2039	150	148,070
Mississippi (State of) Development Bank (Hinds County), Series 2018, RB	5.00%	03/01/2048	155	158,878
West Rankin Utility Authority, Series 2018, RB(b)(c)	5.00%	01/01/2028	80	86,203

				430,758

Missouri-0.50%
Missouri (State of) Board of Public Buildings, Series 2020 B, Ref. RB	4.00%	10/01/2028	85	88,683
Missouri (State of) Health & Educational Facilities Authority (Mercy Health), Series 2018 A, Ref. RB	5.00%	06/01/2030	45	48,127
Missouri (State of) Health & Educational Facilities Authority (Mercy Health), Series 2018 A, Ref. RB	5.00%	06/01/2031	125	133,349
Missouri (State of) Health & Educational Facilities Authority (St. Luke’s Health System, Inc.), Series 2018 A, Ref. RB	4.00%	11/15/2048	20	18,072
Springfield School District No. R-12, Series 2017, Ref. GO Bonds	4.00%	03/01/2030	55	56,894

				345,125

Nebraska-0.40%
Boys Town (Village of), NE (Boys Town), Series 2017, Ref. RB	3.00%	09/01/2028	250	245,750
Lincoln (City of), NE, Series 2020 A, RB	5.00%	09/01/2028	20	21,676
Omaha (City of), NE Public Power District, Series 2018 A, RB	5.00%	02/01/2028	10	10,809

				278,235

Nevada-1.35%
Clark (County of), NV, Series 2016 B, Ref. RB	5.00%	07/01/2028	15	16,314
Clark (County of), NV, Series 2017, Ref. GO Bonds	5.00%	06/01/2028	125	133,211
Clark (County of), NV, Series 2018 A, GO Bonds	5.00%	06/01/2034	60	64,801
Clark (County of), NV, Series 2018 A, GO Bonds	5.00%	06/01/2035	20	21,499
Clark (County of), NV, Series 2018 B, GO Bonds	5.00%	12/01/2030	10	10,906
Clark (County of), NV, Series 2018 B, GO Bonds	5.00%	12/01/2033	50	54,446
Clark (County of), NV, Series 2018 B, GO Bonds	5.00%	12/01/2034	40	43,422
Clark (County of), NV (Las Vegas McCarran International Airport), Series 2019, Ref. RB	5.00%	07/01/2028	100	108,664
Clark (County of), NV (Stadium Improvement Bonds), Series 2018 A, GO Bonds	5.00%	05/01/2048	250	259,779
Clark County School District, Series 2018 B, GO Bonds, (INS - AGM)(a)	4.00%	06/15/2037	10	9,920
Las Vegas (City of), NV Convention & Visitors Authority, Series 2018 B, RB	5.00%	07/01/2043	100	103,279
Las Vegas Valley Water District, Series 2021 C, GO Bonds	5.00%	06/01/2028	15	16,364
Truckee Meadows Water Authority, Series 2017, Ref. RB	5.00%	07/01/2028	85	90,375

				932,980

New Hampshire-0.06%
New Hampshire (State of) Health and Education Facilities Authority (Dartmouth College), Series 2017, Ref. RB	5.00%	06/01/2028	35	37,925

New Jersey-6.40%
Garden State Preservation Trust, Series 2005 A, RB, (INS - AGM)(a)	5.75%	11/01/2028	175	186,841
New Jersey (State of), Series 2020 A, GO Bonds	5.00%	06/01/2028	295	319,657
New Jersey (State of) Economic Development Authority, Series 2017 A, Ref. RB, (INS - BAM)(a)	5.00%	07/01/2028	275	292,412
New Jersey (State of) Educational Facilities Authority (Princeton University), Series 2017 B, Ref. RB	5.00%	07/01/2028	25	26,856
New Jersey (State of) Educational Facilities Authority (Princeton University), Series 2017 I, Ref. RB	5.00%	07/01/2028	20	21,485
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group), Series 2017 A, Ref. RB	5.00%	07/01/2028	100	106,423
New Jersey (State of) Transportation Trust Fund Authority, Series 2014, RB	5.00%	06/15/2032	35	37,469
New Jersey (State of) Transportation Trust Fund Authority, Series 2014, RB	5.00%	06/15/2034	265	282,870
New Jersey (State of) Transportation Trust Fund Authority, Series 2018 A, Ref. RB	5.00%	12/15/2028	110	118,826
New Jersey (State of) Transportation Trust Fund Authority, Series 2018 A, Ref. RB	5.00%	12/15/2030	25	26,830
New Jersey (State of) Transportation Trust Fund Authority, Series 2018 A, Ref. RB	4.00%	12/15/2031	60	61,272

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

278

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey-(continued)
New Jersey (State of) Transportation Trust Fund Authority, Series 2018 A, Ref. RB	5.00%	12/15/2032	$60	$64,198
New Jersey (State of) Transportation Trust Fund Authority, Series 2018 A, Ref. RB	5.00%	12/15/2033	500	534,345
New Jersey (State of) Transportation Trust Fund Authority, Series 2018 A, Ref. RB	5.00%	12/15/2034	145	154,474
New Jersey (State of) Transportation Trust Fund Authority, Series 2018 A, Ref. RB	5.00%	12/15/2036	115	121,131
New Jersey (State of) Transportation Trust Fund Authority, Series 2019 BB, RB	5.00%	06/15/2030	35	37,602
New Jersey (State of) Transportation Trust Fund Authority, Series 2019 BB, RB	5.00%	06/15/2035	240	255,036
New Jersey (State of) Transportation Trust Fund Authority, Series 2019 BB, RB	5.00%	06/15/2044	225	232,011
New Jersey (State of) Transportation Trust Fund Authority, Series 2019 BB, RB	5.00%	06/15/2050	10	10,250
New Jersey (State of) Transportation Trust Fund Authority, Series 2019, RB	5.00%	06/15/2031	30	32,169
New Jersey (State of) Transportation Trust Fund Authority, Series 2019, RB	5.00%	06/15/2032	25	26,764
New Jersey (State of) Transportation Trust Fund Authority, Series 2019, RB	5.00%	06/15/2038	205	214,355
New Jersey (State of) Transportation Trust Fund Authority, Series 2019, RB	5.25%	06/15/2043	200	208,858
New Jersey (State of) Transportation Trust Fund Authority, Series 2021 A, Ref. RB	5.00%	06/15/2028	30	32,200
New Jersey (State of) Turnpike Authority, Series 2017 B, Ref. RB	5.00%	01/01/2028	15	16,182
New Jersey (State of) Turnpike Authority, Series 2017 B, Ref. RB	5.00%	01/01/2030	20	21,460
New Jersey (State of) Turnpike Authority, Series 2017 B, Ref. RB	5.00%	01/01/2031	85	91,188
New Jersey (State of) Turnpike Authority, Series 2017 B, Ref. RB	5.00%	01/01/2032	25	26,800
New Jersey (State of) Turnpike Authority, Series 2017 B, Ref. RB	5.00%	01/01/2033	235	252,127
New Jersey (State of) Turnpike Authority, Series 2017 B, Ref. RB	5.00%	01/01/2034	80	85,799
New Jersey (State of) Turnpike Authority, Series 2017 B, Ref. RB	5.00%	01/01/2040	85	88,752
New Jersey (State of) Turnpike Authority, Series 2017 E, Ref. RB	5.00%	01/01/2030	145	155,584
New Jersey (State of) Turnpike Authority, Series 2017 E, Ref. RB	5.00%	01/01/2032	25	26,800
New Jersey (State of) Turnpike Authority, Series 2017 G, Ref. RB	5.00%	01/01/2036	135	143,569
South Jersey Port Corp., Series 2017 A, RB	5.00%	01/01/2049	115	113,713

				4,426,308

New Mexico-0.33%
New Mexico (State of), Series 2021, GO Bonds	5.00%	03/01/2028	25	27,154
New Mexico (State of) Finance Authority, Series 2021 A, RB	5.00%	06/15/2028	120	130,847
New Mexico (State of) Severance Tax Permanent Fund, Series 2018, RB	5.00%	07/01/2028	40	43,615
New Mexico (State of) Severance Tax Permanent Fund, Series 2021 A, RB	5.00%	07/01/2028	25	27,260

				228,876

New York-21.77%
Long Island (City of), NY Power Authority, Series 2018, RB	5.00%	09/01/2033	40	43,548
Long Island (City of), NY Power Authority, Series 2018, RB	5.00%	09/01/2034	25	27,140
Long Island (City of), NY Power Authority, Series 2018, RB	5.00%	09/01/2035	75	80,942
Long Island (City of), NY Power Authority, Series 2019 A, RB	5.00%	09/01/2030	35	38,241
Metropolitan Transportation Authority, Series 2012 A, Ref. RB	3.00%	11/15/2028	760	751,741
Metropolitan Transportation Authority, Series 2017 D, Ref. RB	5.00%	11/15/2030	30	31,688
Metropolitan Transportation Authority, Series 2017 D, Ref. RB	5.00%	11/15/2032	200	210,944
Metropolitan Transportation Authority, Series 2017 D, Ref. RB	5.00%	11/15/2035	70	73,057
Monroe County Industrial Development Corp. (Rochester Schools Modernization)), Series 2018, RB	5.00%	05/01/2032	60	64,836
New York & New Jersey (States of) Port Authority, Two Hundred Eleventh Series 2018, Ref. RB	5.00%	09/01/2036	50	53,503
New York & New Jersey (States of) Port Authority, Two Hundred Eleventh Series 2018, Ref. RB	5.00%	09/01/2048	85	88,149
New York & New Jersey (States of) Port Authority, Two Hundred Ninth Series 2018, Ref. RB	5.00%	07/15/2028	30	32,921
New York & New Jersey (States of) Port Authority, Two Hundred Ninth Series 2018, Ref. RB	5.00%	07/15/2030	175	190,221
New York & New Jersey (States of) Port Authority, Two Hundred Ninth Series 2018, Ref. RB	5.00%	07/15/2033	30	32,528
New York & New Jersey (States of) Port Authority, Two Hundred Ninth Series 2018, Ref. RB	5.00%	07/15/2035	30	32,275
New York & New Jersey (States of) Port Authority, Two Hundred Ninth Series 2018, Ref. RB	5.00%	07/15/2036	100	106,921
New York (City of), NY, Series 2005 1, GO Bonds	5.00%	09/01/2028	175	191,179
New York (City of), NY, Series 2017 1, GO Bonds	5.00%	08/01/2028	55	58,841
New York (City of), NY, Series 2017 C, Ref. GO Bonds	5.00%	08/01/2028	150	161,474
New York (City of), NY, Series 2018 E-1, GO Bonds	5.00%	03/01/2032	15	16,106
New York (City of), NY, Series 2018 E-1, GO Bonds	5.00%	03/01/2040	25	26,104
New York (City of), NY, Series 2020 A-1, Ref. GO Bonds	5.00%	08/01/2028	175	190,874
New York (City of), NY, Series 2020 B-1, Ref. GO Bonds	5.00%	11/01/2028	350	383,369
New York (City of), NY, Series 2020 C-1, Ref. GO Bonds	5.00%	08/01/2028	95	103,617
New York (City of), NY, Series 2022 A-1, GO Bonds	5.00%	09/01/2028	10	10,925

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

279

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (City of), NY, Subseries 2018 D-1, GO Bonds	5.00%	12/01/2033	$500	$541,316
New York (City of), NY, Subseries 2018 D-1, GO Bonds	5.00%	12/01/2036	45	47,908
New York (City of), NY, Subseries 2018 D-1, GO Bonds	5.00%	12/01/2038	80	84,459
New York (City of), NY, Subseries 2018 D-1, GO Bonds	4.00%	12/01/2043	10	9,655
New York (City of), NY, Subseries 2018 D-1, GO Bonds	5.00%	12/01/2044	40	41,770
New York (City of), NY, Subseries 2018 F-1, GO Bonds	5.00%	04/01/2033	220	236,174
New York (City of), NY, Subseries 2018 F-1, GO Bonds	5.00%	04/01/2034	300	321,544
New York (City of), NY, Subseries 2018 F-1, GO Bonds	5.00%	04/01/2043	100	103,988
New York (City of), NY, Subseries 2018 F-1, GO Bonds	5.00%	04/01/2045	240	249,163
New York (City of), NY Municipal Water Finance Authority, Series 2018 FF, Ref. RB	5.00%	06/15/2030	20	21,897
New York (City of), NY Municipal Water Finance Authority, Series 2018 FF, Ref. RB	5.00%	06/15/2034	15	16,365
New York (City of), NY Municipal Water Finance Authority, Series 2018 FF, Ref. RB	5.00%	06/15/2039	70	74,042
New York (City of), NY Municipal Water Finance Authority, Series 2018 FF, Ref. RB	5.00%	06/15/2040	165	174,101
New York (City of), NY Municipal Water Finance Authority, Series 2019 DD-1, RB	5.00%	06/15/2049	275	286,996
New York (City of), NY Municipal Water Finance Authority, Series 2022 EE, Ref. RB	5.00%	06/15/2045	180	188,101
New York (City of), NY Transitional Finance Authority, Series 2018 C-2, RB	5.00%	05/01/2034	30	32,266
New York (City of), NY Transitional Finance Authority, Series 2018 C-2, RB	5.00%	05/01/2035	45	48,197
New York (City of), NY Transitional Finance Authority, Series 2018 C-2, RB	5.00%	05/01/2036	75	79,854
New York (City of), NY Transitional Finance Authority, Series 2018 C-3, RB	5.00%	05/01/2039	30	31,548
New York (City of), NY Transitional Finance Authority, Series 2018 S-1, RB	5.00%	07/15/2036	20	21,347
New York (City of), NY Transitional Finance Authority, Series 2018 S-1, RB	5.00%	07/15/2045	205	212,813
New York (City of), NY Transitional Finance Authority, Series 2018 S-2A, Ref. RB	5.00%	07/15/2035	235	252,164
New York (City of), NY Transitional Finance Authority, Series 2018 S-3, RB	5.00%	07/15/2043	50	52,040
New York (City of), NY Transitional Finance Authority, Series 2018 S-4A, Ref. RB	5.00%	07/15/2034	30	32,346
New York (City of), NY Transitional Finance Authority, Series 2018 S-4A, Ref. RB	5.00%	07/15/2037	400	424,028
New York (City of), NY Transitional Finance Authority, Series 2020, Ref. RB	5.00%	11/01/2028	175	191,772
New York (City of), NY Transitional Finance Authority, Series 2021 A-1, Ref. RB	5.00%	11/01/2028	75	82,188
New York (City of), NY Transitional Finance Authority, Series 2022 S-1A, Ref. RB	5.00%	07/15/2028	100	109,310
New York (City of), NY Transitional Finance Authority, Subseries 2012 A-6, RB	5.00%	08/01/2028	10	10,912
New York (City of), NY Transitional Finance Authority, Subseries 2018 A-1, RB	5.00%	08/01/2033	90	97,306
New York (City of), NY Transitional Finance Authority, Subseries 2018 A-1, RB	5.00%	08/01/2040	55	57,857
New York (City of), NY Transitional Finance Authority, Subseries 2018 A-1, RB	5.00%	08/01/2042	500	524,098
New York (City of), NY Transitional Finance Authority, Subseries 2018 B-1, RB	5.00%	08/01/2036	160	170,602
New York (City of), NY Transitional Finance Authority, Subseries 2018 B-1, RB	5.25%	08/01/2037	55	59,057
New York (City of), NY Transitional Finance Authority, Subseries 2018 S-3, Ref. RB	5.00%	07/15/2028	190	207,689
New York (City of), NY Transitional Finance Authority, Subseries 2018 S-3, Ref. RB	5.00%	07/15/2030	235	253,676
New York (City of), NY Transitional Finance Authority, Subseries 2018 S-3, Ref. RB	5.00%	07/15/2031	100	108,067
New York (City of), NY Transitional Finance Authority, Subseries 2018 S-3, Ref. RB	5.00%	07/15/2033	115	124,258
New York (City of), NY Transitional Finance Authority, Subseries 2018 S-3, Ref. RB	5.00%	07/15/2036	110	117,410
New York (City of), NY Transitional Finance Authority, Subseries 2018 S-3, Ref. RB	5.00%	07/15/2037	125	132,509
New York (City of), NY Transitional Finance Authority, Subseries 2018, RB	5.00%	08/01/2034	95	102,482
New York (State of) Dormitory Authority, Series 2017 A, Ref. RB	5.00%	02/15/2028	30	31,747
New York (State of) Dormitory Authority, Series 2018 1, Ref. RB	5.00%	01/15/2028	50	53,980
New York (State of) Dormitory Authority, Series 2018 A, RB	5.00%	03/15/2032	15	16,147
New York (State of) Dormitory Authority, Series 2018 A, RB	5.00%	07/01/2036	70	74,827
New York (State of) Dormitory Authority, Series 2018 A, RB	5.00%	03/15/2039	120	125,835
New York (State of) Dormitory Authority, Series 2018 A, RB	5.00%	07/01/2039	120	126,663
New York (State of) Dormitory Authority, Series 2018 A, Ref. RB	5.00%	03/15/2031	80	86,833
New York (State of) Dormitory Authority, Series 2018 A, Ref. RB	5.25%	03/15/2037	20	21,674
New York (State of) Dormitory Authority, Series 2018 A, Ref. RB	5.00%	03/15/2040	100	105,455
New York (State of) Dormitory Authority, Series 2018 C, Ref. RB	5.00%	03/15/2034	50	53,650
New York (State of) Dormitory Authority, Series 2018 E, Ref. RB	5.00%	03/15/2030	300	325,692
New York (State of) Dormitory Authority, Series 2018 E, Ref. RB	5.00%	03/15/2048	400	416,205
New York (State of) Dormitory Authority, Series 2019 A, Ref. RB	5.00%	03/15/2028	25	27,031
New York (State of) Dormitory Authority, Series 2022 A, Ref. RB	5.00%	03/15/2028	130	140,561
New York (State of) Dormitory Authority (Bidding Group 1), Series 2018 C, Ref. RB	5.00%	03/15/2035	10	10,679
New York (State of) Dormitory Authority (Bidding Group 1), Series 2018 C, Ref. RB	5.00%	03/15/2036	50	53,065
New York (State of) Dormitory Authority (Bidding Group 2), Series 2018 A, RB	5.00%	03/15/2030	245	264,039

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

280

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (State of) Dormitory Authority (Bidding Group 2), Series 2018 A, RB	5.00%	03/15/2033	$325	$349,395
New York (State of) Dormitory Authority (Bidding Group 2), Series 2018 E, Ref. RB	5.00%	03/15/2037	70	74,293
New York (State of) Dormitory Authority (Bidding Group 2), Series 2018 E, Ref. RB	5.00%	03/15/2039	425	447,740
New York (State of) Dormitory Authority (Bidding Group 2), Series 2018 E, Ref. RB	5.00%	03/15/2040	240	252,419
New York (State of) Dormitory Authority (Bidding Group 2), Series 2018 E, Ref. RB	5.00%	03/15/2043	25	26,133
New York (State of) Dormitory Authority (Bidding Group 2), Series 2018 E, Ref. RB	5.00%	03/15/2044	15	15,661
New York (State of) Dormitory Authority (Bidding Group 3), Series 2018 A, RB	5.00%	03/15/2038	150	157,580
New York (State of) Dormitory Authority (Bidding Group 3), Series 2018 A, RB	5.00%	03/15/2042	155	161,556
New York (State of) Dormitory Authority (Bidding Group 4), Series 2018 A, RB	5.00%	03/15/2044	95	98,807
New York (State of) Dormitory Authority (Bidding Group 4), Series 2018 A, RB	5.00%	03/15/2045	100	103,912
New York (State of) Dormitory Authority (Bidding Group 4), Series 2018 C, Ref. RB	5.00%	03/15/2038	250	262,634
New York (State of) Dormitory Authority (Columbia University), Series 2018 B, Ref. RB	5.00%	10/01/2038	235	252,078
New York (State of) Dormitory Authority (General Purpose), Series 2018 A, Ref. RB	5.25%	03/15/2038	50	53,822
New York (State of) Dormitory Authority (New York University), Series 2019 A, RB	5.00%	07/01/2028	10	10,989
New York (State of) Thruway Authority, Series 2018 L, Ref. RB	5.00%	01/01/2028	30	32,427
New York (State of) Thruway Authority, Series 2018 L, Ref. RB	5.00%	01/01/2030	95	102,014
New York (State of) Thruway Authority, Series 2018 L, Ref. RB	5.00%	01/01/2031	10	10,741
New York (State of) Thruway Authority, Series 2018 L, Ref. RB	3.50%	01/01/2037	30	27,694
New York (State of) Thruway Authority (Bidding Group 1), Series 2022 A, Ref. RB	5.00%	03/15/2028	20	21,695
New York City Health and Hospitals Corp., Series 2021 A, Ref. RB	5.00%	02/15/2028	60	64,956
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2017, Ref. RB	5.00%	06/15/2028	50	53,755
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2018 A, Ref. RB	5.00%	06/15/2030	40	43,756
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2018 B, RB	5.00%	06/15/2048	150	158,326
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2021, RB	5.00%	06/15/2028	5	5,496
New York State Urban Development Corp., Series 2019 A, RB	5.00%	03/15/2035	195	211,364
New York State Urban Development Corp., Series 2019 A, RB	5.00%	03/15/2037	45	48,079
New York State Urban Development Corp., Series 2019 A, RB	5.00%	03/15/2038	80	84,863
New York State Urban Development Corp., Series 2019 A, RB	5.00%	03/15/2039	60	63,492
New York State Urban Development Corp., Series 2019 A, RB	5.00%	03/15/2040	135	142,554
New York State Urban Development Corp., Series 2019 A, RB	5.00%	03/15/2044	100	104,778
New York State Urban Development Corp., Series 2019 A, RB	5.00%	03/15/2045	50	52,313
Triborough Bridge & Tunnel Authority, Series 2017 B, Ref. RB	5.00%	11/15/2028	70	76,686
Triborough Bridge & Tunnel Authority, Series 2018 B, Ref. RB	5.00%	11/15/2028	215	235,535
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2017 C-1, Ref. RB	5.00%	11/15/2028	190	208,148
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2018 A, RB	5.00%	11/15/2044	25	26,056
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2018 C, Ref. RB	5.00%	11/15/2035	120	129,150
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2022, RB	5.00%	05/15/2028	10	10,896

				15,050,295

North Carolina-1.01%
Charlotte (City of), NC, Series 2018, Ref. RB	5.00%	07/01/2028	40	43,823
Charlotte (City of), NC, Series 2018, Ref. RB	5.00%	07/01/2031	20	21,825
Charlotte (City of), NC, Series 2018, Ref. RB	5.00%	07/01/2032	40	43,624
Charlotte-Mecklenburg Hospital Authority (The) (Atrium Health), Series 2022 A, Ref. RB	5.00%	01/15/2028	240	258,087
North Carolina (State of), Series 2017 B, Ref. RB	5.00%	05/01/2028	25	26,686
North Carolina (State of), Series 2020 A, GO Bonds	5.00%	06/01/2028	80	87,573
North Carolina (State of) (Build North Carolina Programs), Series 2020 B, RB	5.00%	05/01/2028	200	217,566

				699,184

Ohio-2.31%
Allen (County of), OH, Series 2017 A, Ref. RB	4.00%	08/01/2038	10	9,706
Cincinnati City School District (Classroom Construction & Improvement), Series 2006, Ref. GO Bonds, (INS - NATL)(a)	5.25%	12/01/2028	25	27,670
Cleveland (City of), OH, Series 2018, GO Bonds	5.00%	12/01/2043	125	130,423
Columbus (City of), OH, Series 2016 3, Ref. GO Bonds	5.00%	02/15/2028	15	15,966

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

281

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio-(continued)
Columbus (City of), OH, Series 2017-1, Ref. GO Bonds	5.00%	04/01/2028	$115	$123,667
Columbus (City of), OH, Series 2018 A, GO Bonds	5.00%	04/01/2030	25	27,424
Columbus (City of), OH, Series 2018 A, GO Bonds	5.00%	04/01/2032	15	16,462
Columbus (City of), OH, Series 2018 A, GO Bonds	5.00%	04/01/2034	25	27,392
Franklin (County of), OH, Series 2018, RB	5.00%	06/01/2048	150	156,183
Miami Valley Career Technology Center, Series 2018, GO Bonds	3.75%	12/01/2047	35	29,997
Northeast Ohio Regional Sewer District, Series 2017, Ref. RB	3.25%	11/15/2040	30	25,763
Ohio (State of), Series 2016 A, Ref. GO Bonds	5.00%	09/01/2028	65	71,167
Ohio (State of), Series 2017 B, Ref. GO Bonds	5.00%	09/01/2028	25	27,372
Ohio (State of), Series 2019-1, RB	5.00%	12/15/2028	80	87,798
Ohio (State of) (Cleveland Clinic Health System Obligated Group), Series 2017 A, Ref. RB	5.00%	01/01/2030	50	53,670
Ohio (State of) (Cleveland Clinic Health System Obligated Group), Series 2017 A, Ref. RB	5.00%	01/01/2031	30	32,171
Ohio (State of) (Cleveland Clinic Health System Obligated Group), Series 2017 A, Ref. RB	5.00%	01/01/2033	45	48,186
Ohio (State of) (Cleveland Clinic Health System Obligated Group), Series 2017 A, Ref. RB	4.00%	01/01/2036	125	125,931
Ohio (State of) Turnpike & Infrastructure Commission, Series 2017 A, Ref. RB	5.00%	02/15/2028	15	15,931
Ohio (State of) Turnpike & Infrastructure Commission (Infrastructure), Series 2018 A, RB	5.00%	02/15/2028	25	27,033
Ohio (State of) Turnpike & Infrastructure Commission (Infrastructure), Series 2018 A, RB	5.00%	02/15/2030	165	177,706
Ohio (State of) Turnpike & Infrastructure Commission (Infrastructure), Series 2018 A, RB	5.00%	02/15/2031	30	32,266
Ohio (State of) Turnpike & Infrastructure Commission (Infrastructure), Series 2018 A, RB	5.00%	02/15/2033	85	91,384
Ohio (State of) Water Development Authority, Series 2018, RB	5.00%	06/01/2028	165	179,074
Ohio (State of) Water Development Authority, Series 2019 A, RB	5.00%	06/01/2028	35	38,216

				1,598,558

Oklahoma-0.18%
Oklahoma (State of) Turnpike Authority, Series 2017 D, Ref. RB	5.00%	01/01/2028	115	124,111

Oregon-0.51%
Multnomah County School District No. 1, Series 2020, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2028	10	10,932
Portland (City of), OR, Series 2019 A, Ref. RB	5.00%	03/01/2028	10	10,848
Salem-Keizer School District No. 24J, Series 2018, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2032	125	135,029
Salem-Keizer School District No. 24J, Series 2018, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2033	25	27,009
Salem-Keizer School District No. 24J, Series 2018, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2037	55	58,304
University of Oregon, Series 2018 A, RB	5.00%	04/01/2048	105	108,368

				350,490

Pennsylvania-4.16%
Allegheny (County of), PA, Series 2018 C-77, GO Bonds	5.00%	11/01/2043	135	141,215
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue), Series 2018 A, Ref. RB	5.00%	04/01/2032	30	31,354
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue), Series 2018 A, Ref. RB	4.00%	04/01/2037	20	18,852
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue), Series 2018 A, Ref. RB	4.00%	04/01/2044	55	47,615
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue), Series 2018 A, Ref. RB	5.00%	04/01/2047	150	150,011
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue), Series 2018, Ref. RB	5.00%	04/01/2033	150	156,631
Allegheny (County of), PA Hospital Development Authority (University of Pittsburgh Medical Center), Series 2019 A, Ref. RB	5.00%	07/15/2028	15	16,094
Allegheny (County of), PA Port Authority, Series 2020, Ref. RB	5.00%	03/01/2028	20	21,540
Allegheny (County of), PA Sanitary Authority, Series 2018, RB	5.00%	06/01/2045	100	104,723
Bucks (County of), PA Industrial Development Authority (St. Luke’s University Health Network), Series 2019, RB	3.00%	08/15/2050	180	117,296
Delaware Valley Regional Finance Authority, Series 1998 A, RB, (INS - AMBAC)(a)	5.50%	08/01/2028	25	27,534
DuBois (City of), PA Hospital Authority (Penn Highlands Healthcare), Series 2018, Ref. RB	4.00%	07/15/2048	30	26,154
Montgomery (County of), PA Higher Education & Health Authority (Thomas Jefferson University), Series 2018, Ref. RB	4.00%	09/01/2049	5	4,466
Northampton (County of), PA General Purpose Authority (LaFayette College), Series 2018, Ref. RB	4.00%	11/01/2038	100	98,235

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

282

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August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania-(continued)
Pennsylvania (Commonwealth of), First Series 2017, Ref. GO Bonds	5.00%	01/01/2028	$250	$265,555
Pennsylvania (Commonwealth of), First Series 2020, GO Bonds	5.00%	05/01/2028	200	217,566
Pennsylvania (Commonwealth of), Second Series 2016, Ref. GO Bonds	5.00%	01/15/2028	400	425,195
Pennsylvania (Commonwealth of), Series 2022, GO Bonds	5.00%	10/01/2028	25	27,372
Pennsylvania (Commonwealth of) (Municipal Real Estate Funding, LLC), Series 2018 A, Ref. COP	5.00%	07/01/2043	40	41,238
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2017 B-2, Ref. RB	5.00%	06/01/2028	10	10,612
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2018 A, RB	5.00%	12/01/2048	300	310,106
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2018 A-2, RB	5.00%	12/01/2048	150	155,124
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2018 B, RB	5.00%	12/01/2043	40	41,351
Philadelphia (City of), PA, Series 2018 A, RB	5.00%	10/01/2048	65	66,809
Philadelphia (City of), PA Authority for Industrial Development, Series 2019, Ref. RB	5.00%	10/01/2028	150	162,249
State College Area School District, Series 2018, GO Bonds	5.00%	05/15/2044	185	193,143

				2,878,040

South Carolina-0.80%
Columbia (City of), SC, Series 2018, RB(b)(c)	5.00%	02/01/2028	20	21,713
Florence (County of), SC, Series 2021, GO Bonds	5.00%	06/01/2028	30	32,618
South Carolina (State of) Jobs-Economic Development Authority (Prisma Health Obligated Group), Series 2018 A, Ref. RB	5.00%	05/01/2035	35	36,153
South Carolina (State of) Jobs-Economic Development Authority (Prisma Health Obligated Group), Series 2018 A, Ref. RB	5.00%	05/01/2043	250	251,044
South Carolina (State of) Jobs-Economic Development Authority (Prisma Health Obligated Group), Series 2018, Ref. RB	5.00%	05/01/2033	100	104,004
South Carolina (State of) Transportation Infrastructure Bank, Series 2021 B, Ref. RB	5.00%	10/01/2028	100	109,587

				555,119

Tennessee-0.72%
Greeneville (Town of), TN Health & Educational Facilities Board (Ballad Health Obligated Group), Series 2018 A, Ref. RB	5.00%	07/01/2035	130	134,725
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2017, GO Bonds	4.00%	07/01/2028	145	149,383
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2018, GO Bonds	5.00%	07/01/2030	115	124,871
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2018, GO Bonds	4.00%	07/01/2036	50	50,402
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2021 C, GO Bonds	5.00%	01/01/2028	35	37,847

				497,228

Texas-7.94%
Alamo Community College District, Series 2022, GO Bonds	5.00%	02/15/2028	55	59,496
Alvin Independent School District, Series 2019, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	3.38%	02/15/2040	15	13,244
Austin Independent School District, Series 2019, GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/01/2033	90	92,730
Bexar (County of), TX Hospital District, Series 2022, Ctfs. of Obligations	5.00%	02/15/2047	100	102,929
Board of Regents of Stephen F. Austin State University, Series 2019 A, RB	5.00%	10/15/2042	145	150,935
Board of Regents of the University of Texas System, Series 2020 C, Ref. RB	5.00%	08/15/2028	10	10,920
Conroe Independent School District, Series 2020 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2028	25	27,065
Corpus Christi Independent School District, Series 2019, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2031	35	36,205
Dallas (City of), TX Area Rapid Transit, Series 2007, Ref. RB, (INS - AMBAC)(a)	5.25%	12/01/2028	20	22,085
Dallas (City of), TX Area Rapid Transit, Series 2019, Ref. RB	5.00%	12/01/2028	45	49,150
Dallas (City of), TX Independent School District, Series 2021 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2028	20	21,600
Dallas (County of), TX Hospital District, Series 2019, Ref. GO Bonds	5.00%	08/15/2030	175	188,406
Dallas (County of), TX Utility & Reclamation District, Series 2016, Ref. GO Bonds	5.00%	02/15/2028	20	21,334
El Paso Independent School District, Series 2019, GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2038	200	199,295
Fort Bend Independent School District, Series 2018, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2028	40	42,856
Fort Bend Independent School District, Series 2019 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2033	65	66,331
Grand Parkway Transportation Corp. (TELA Supported), Series 2018 A, RB	5.00%	10/01/2033	60	64,547
Grand Parkway Transportation Corp. (TELA Supported), Series 2018 A, RB	5.00%	10/01/2038	300	315,349

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

283

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Grand Parkway Transportation Corp. (TELA Supported), Series 2018 A, RB	5.00%	10/01/2043	$205	$213,147
Grand Parkway Transportation Corp. (TELA Supported), Series 2018 A, RB	5.00%	10/01/2048	40	41,349
Harris (County of), TX Toll Road Authority (The), Series 2018 A, Ref. RB	5.00%	08/15/2031	10	10,761
Harris (County of), TX Toll Road Authority (The), Series 2018 A, Ref. RB	5.00%	08/15/2033	15	16,060
Harris (County of), TX Toll Road Authority (The), Series 2018 A, Ref. RB	4.00%	08/15/2038	155	154,282
Harris (County of), TX Toll Road Authority (The), Series 2018 A, Ref. RB	5.00%	08/15/2043	110	113,965
Houston (City of), TX, Series 2017 A, Ref. GO Bonds	5.00%	03/01/2028	130	137,062
Houston (City of), TX, Series 2018 B, Ref. RB	5.00%	07/01/2028	50	54,192
Houston (City of), TX, Series 2018 B, Ref. RB	5.00%	07/01/2030	25	26,798
Houston (City of), TX, Series 2018 D, Ref. RB	5.00%	11/15/2043	165	171,927
Houston Independent School District, Series 2017, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2028	55	58,453
Hurst-Euless-Bedford Independent School District, Series 2017 A, Ref. GO Bonds	5.00%	08/15/2028	150	160,770
Katy Independent School District, Series 2018, GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2048	25	23,953
Lower Colorado River Authority (LCRA Transmission Services Corp.), Series 2018, Ref. RB	5.00%	05/15/2048	20	20,508
Nacogdoches Independent School District, Series 2019, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2049	100	105,081
North Texas Municipal Water District, Series 2021 A, Ref. RB	5.00%	09/01/2028	100	108,810
North Texas Tollway Authority, Series 2017 A, Ref. RB	5.00%	01/01/2038	140	145,820
North Texas Tollway Authority, Series 2017 A, Ref. RB	5.00%	01/01/2039	25	25,935
North Texas Tollway Authority, Series 2017 A, Ref. RB	5.00%	01/01/2048	90	92,117
North Texas Tollway Authority, Series 2018, Ref. RB	5.00%	01/01/2035	45	47,762
North Texas Tollway Authority, Series 2018, Ref. RB	5.00%	01/01/2036	25	26,354
Pearland Independent School District, Series 2020, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2028	55	59,377
Permanent University Fund - University of Texas System, Series 2007 B, Ref. RB	5.25%	07/01/2028	30	33,004
Permanent University Fund - University of Texas System, Series 2022 A, RB	5.00%	07/01/2028	30	32,669
San Antonio (City of), TX, Series 2019, Ref. GO Bonds	5.00%	08/01/2028	160	173,449
San Antonio (City of), TX Water System, Series 2018 A, Ref. RB	5.00%	05/15/2048	190	196,295
Texas (State of) Water Development Board, Series 2018 A, RB	5.00%	10/15/2028	20	21,628
Texas (State of) Water Development Board, Series 2018 A, RB	5.00%	10/15/2029	30	32,457
Texas (State of) Water Development Board, Series 2018 A, RB	5.00%	10/15/2031	75	81,098
Texas (State of) Water Development Board, Series 2018 A, RB	5.00%	10/15/2043	450	469,551
Texas (State of) Water Development Board, Series 2018 A, RB	4.00%	04/15/2048	25	23,572
Texas (State of) Water Development Board, Series 2018 B, RB	5.00%	04/15/2030	200	217,953
Texas (State of) Water Development Board, Series 2018 B, RB	5.00%	10/15/2032	90	97,839
Texas (State of) Water Development Board, Series 2018 B, RB	5.00%	10/15/2038	75	79,704
Texas (State of) Water Development Board, Series 2018 B, RB	5.00%	04/15/2049	225	233,503
Texas (State of) Water Development Board, Series 2020, RB	5.00%	08/01/2028	75	81,447
Texas A&M University, Series 2017 E, Ref. RB	5.00%	05/15/2028	105	111,684
Texas Municipal Gas Acquisition & Supply Corp. III, Series 2021, Ref. RB	5.00%	12/15/2028	250	254,751
Texas State University Board of Regents, Series 2017 A, Ref. RB	5.00%	03/15/2028	35	37,115
Trinity River Authority, Series 2017, Ref. RB	5.00%	08/01/2028	15	15,946

				5,492,625

Utah-0.50%
Salt Lake City (City of), UT, Series 2018 B, RB	5.00%	07/01/2048	20	20,445
University of Utah (The), Series 2018 A, RB	5.00%	08/01/2044	75	78,377
Utah (County of), UT (IHC Health Services, Inc.), Series 2018, Ref. RB	4.00%	05/15/2041	100	95,307
Utah (State of) Transit Authority, Series 2018, RB	4.00%	12/15/2034	145	148,026

				342,155

Virginia-1.54%
Hampton (City of), VA Roads Transportation Accountability Commission, Series 2018 A, RB(b)(c)	5.50%	01/01/2028	150	165,604
Hampton (City of), VA Roads Transportation Accountability Commission, Series 2018, RB	5.00%	07/01/2048	150	156,217
Richmond (City of), VA, Series 2017 D, Ref. GO Bonds	5.00%	03/01/2028	15	16,305
Virginia (Commonwealth of) College Building Authority (21st Century College and Equipment Programs), Series 2017 E, Ref. RB	5.00%	02/01/2028	60	65,010

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

284

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Virginia-(continued)
Virginia (Commonwealth of) College Building Authority (21st Century College and Equipment Programs), Series 2017 E, Ref. RB	5.00%	02/01/2031	$25	$27,012
Virginia (Commonwealth of) College Building Authority (21st Century College and Equipment Programs), Series 2019 A, RB	5.00%	02/01/2028	75	81,263
Virginia (Commonwealth of) College Building Authority (21st Century College and Equipment Programs), Series 2019 C, Ref. RB	5.00%	02/01/2028	105	113,768
Virginia (Commonwealth of) Public Building Authority, Series 2020 B, Ref. RB	5.00%	08/01/2028	145	158,707
Virginia (Commonwealth of) Public Building Authority, Series 2021 A-1, RB	5.00%	08/01/2028	70	76,617
Virginia (Commonwealth of) Transportation Board (Garvee), Series 2017, Ref. RB	5.00%	03/15/2028	190	204,723

				1,065,226

Washington-3.13%
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2021 S-1, Ref. RB	5.00%	11/01/2028	135	148,345
Energy Northwest, Series 2018 A, Ref. RB	5.00%	07/01/2032	50	54,300
Energy Northwest, Series 2018 C, Ref. RB	5.00%	07/01/2030	40	43,442
Energy Northwest, Series 2018 C, Ref. RB	5.00%	07/01/2032	55	59,730
Energy Northwest, Series 2018 C, Ref. RB	5.00%	07/01/2034	60	65,032
Energy Northwest (No. 1), Series 2017 A, Ref. RB	5.00%	07/01/2028	130	138,848
Energy Northwest (No. 1), Series 2020 A, Ref. RB	5.00%	07/01/2028	15	16,356
Energy Northwest (No. 1), Series 2022 A, Ref. RB	5.00%	07/01/2028	100	109,038
Energy Northwest (No. 3), Series 2017 A, Ref. RB	5.00%	07/01/2028	75	80,105
King (County of), WA, Series 2021 A, GO Bonds	5.00%	01/01/2028	100	108,302
King County School District No. 412 Shoreline, Series 2018, GO Bonds, (CEP - Oregon School Bond Guaranty)	4.00%	12/01/2036	15	14,971
Snohomish County School District No. 201 Snohomish, Series 2020, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2028	200	218,648
Washington (State of), Series 2017 R, Ref. GO Bonds	5.00%	08/01/2028	45	48,220
Washington (State of), Series 2017 R, Ref. GO Bonds	5.00%	08/01/2028	170	182,231
Washington (State of), Series 2018 A, GO Bonds	5.00%	08/01/2032	25	27,216
Washington (State of), Series 2018 A, GO Bonds	5.00%	08/01/2039	150	158,775
Washington (State of), Series 2018 C, GO Bonds	5.00%	02/01/2031	85	91,923
Washington (State of), Series 2018 C, GO Bonds	5.00%	02/01/2038	60	63,404
Washington (State of), Series 2018 C, GO Bonds	5.00%	02/01/2041	190	199,171
Washington (State of), Series 2019 A, GO Bonds	5.00%	08/01/2028	70	76,684
Washington (State of) (Bid Group 1), Series 2020 A, GO Bonds	5.00%	08/01/2028	10	10,955
Washington (State of) Health Care Facilities Authority (Providence St. Joseph Health), Series 2018 B, Ref. RB	5.00%	10/01/2031	130	135,688
Whatcom (County of), WA Bellingham School District No. 501, Series 2018, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2036	105	112,769

				2,164,153

West Virginia-0.90%
West Virginia (State of), Series 2018 B, GO Bonds	5.00%	06/01/2032	90	97,501
West Virginia (State of), Series 2018 B, GO Bonds	5.00%	06/01/2034	25	27,035
West Virginia (State of), Series 2018 B, GO Bonds	5.00%	12/01/2034	75	80,986
West Virginia (State of) (Bidding Group 2), Series 2018 B, GO Bonds	5.00%	06/01/2037	125	132,878
West Virginia (State of) (Bidding Group 2), Series 2018 B, GO Bonds	5.00%	12/01/2039	55	58,043
West Virginia (State of) (Bidding Group 2), Series 2018 B, GO Bonds	5.00%	12/01/2041	35	36,647
West Virginia (State of) Commissioner of Highways (Surface Transportation), Series 2017 A, RB	5.00%	09/01/2028	40	42,612
West Virginia (State of) Hospital Finance Authority (West Virginia University Health System Obligated Group), Series 2018 A, RB	5.00%	06/01/2052	105	105,809
West Virginia (State of) Parkways Authority, Series 2018, RB	5.00%	06/01/2043	40	41,662

				623,173

Wisconsin-0.41%
University of Wisconsin Hospitals & Clinics, Series 2018 A, Ref. RB	5.00%	04/01/2043	25	25,525
Wisconsin (State of), Series 2021-2, Ref. GO Bonds	5.00%	05/01/2028	55	59,931

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

285

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin-(continued)
Wisconsin (State of) Department of Transportation, Series 2017 1, Ref. RB	5.00%	07/01/2028	$160	$169,498
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Senior Credit Group), Series 2019, Ref. RB	5.00%	11/15/2028	25	26,939

				281,893

TOTAL INVESTMENTS IN SECURITIES(d)-98.75% (Cost $70,304,570)				68,271,484
OTHER ASSETS LESS LIABILITIES-1.25%				865,916

NET ASSETS-100.00%				$69,137,400

Investment Abbreviations:

AGM	-Assured Guaranty Municipal Corp.
AMBAC	-American Municipal Bond Assurance Corp.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
Ctfs.	-Certificates
GO	-General Obligation
INS	-Insurer
NATL	-National Public Finance Guarantee Corp.
RB	-Revenue Bonds
Ref.	-Refunding

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

286

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)

August 31, 2023

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.58%
Alabama-0.48%
Alabama (State of) Public School & College Authority (Social Bonds), Series 2020 A, Ref. RB	5.00%	11/01/2029	$100	$111,515
Madison (City of), AL Water & Wastewater Board, Series 2020, Ref. RB	3.00%	12/01/2050	100	72,586
University of Alabama (The), Series 2019 A, Ref. RB	4.00%	07/01/2034	45	46,192

				230,293

Arizona-1.16%
Arizona (State of), Series 2019 A, Ref. COP(a)	5.00%	10/01/2029	15	16,504
Arizona (State of) Industrial Development Authority (NCCU Properties LLC), Series 2019 A, RB, (INS - BAM)(b)	5.00%	06/01/2054	50	51,426
Maricopa (County of), AZ Industrial Development Authority (Banner Health Obligated Group), Series 2016, Ref. RB	5.00%	01/01/2029	30	32,778
Maricopa (County of), AZ Special Health Care District (Maricopa Integrated Health), Series 2018 C, GO Bonds	5.00%	07/01/2029	160	173,665
Phoenix Civic Improvement Corp., Series 2019 A, RB	5.00%	07/01/2045	125	128,806
Phoenix Civic Improvement Corp., Series 2019 A, RB	3.00%	07/01/2049	25	18,118
Phoenix Civic Improvement Corp., Series 2019, RB	5.00%	07/01/2044	125	130,354

				551,651

California-16.77%
Bay Area Toll Authority (San Francisco Bay Area), Series 2019 S-8, Ref. RB(a)(c)	5.00%	10/01/2029	70	78,994
Bay Area Toll Authority (San Francisco Bay Area), Series 2019 S-H, Ref. RB(a)(c)	5.00%	04/01/2029	30	33,585
California (State of), Series 2019, GO Bonds	5.00%	04/01/2032	220	244,042
California (State of), Series 2019, Ref. GO Bonds	5.00%	10/01/2029	75	83,967
California (State of), Series 2019, Ref. GO Bonds	5.00%	10/01/2031	825	923,044
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2032	25	27,732
California (State of), Series 2019, Ref. GO Bonds	5.00%	10/01/2032	50	55,888
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2035	355	392,392
California (State of), Series 2019, Ref. GO Bonds	4.00%	10/01/2039	300	303,220
California (State of), Series 2019, Ref. GO Bonds	5.00%	10/01/2039	40	43,438
California (State of), Series 2020, GO Bonds	5.00%	03/01/2029	130	144,128
California (State of) (Bidding Group B), Series 2020 B, Ref. GO Bonds	5.00%	11/01/2029	350	392,395
California (State of) Department of Veterans Affairs (Veteran’s Farm & Home Purchase), Series 2020 A, RB	2.45%	12/01/2045	50	33,488
California (State of) Department of Water Resources (Central Valley), Series 2018, Ref. RB	5.00%	12/01/2029	75	83,500
California (State of) Department of Water Resources (Central Valley), Series 2019 BA, RB	5.00%	12/01/2029	20	22,467
California (State of) Department of Water Resources (Central Valley), Series 2019 BA, RB	5.00%	12/01/2030	25	28,088
California (State of) Department of Water Resources (Central Valley), Series 2019 BA, RB	5.00%	12/01/2032	10	11,231
California (State of) Department of Water Resources (Central Valley), Series 2019 BA, RB	5.00%	12/01/2033	35	39,272
California (State of) Department of Water Resources (Central Valley), Series 2020 BB, Ref. RB	5.00%	12/01/2029	50	56,655
California (State of) Educational Facilities Authority (Stanford University), Series 2019 V-1, RB	5.00%	05/01/2029	50	56,144
California (State of) Infrastructure & Economic Development Bank (Academy Motion Picture Arts & Sciences Obligated Group), Series 2020 B, Ref. RB	5.00%	11/01/2029	350	392,128
California (State of) Infrastructure & Economic Development Bank (California State Teachers’ Retirement System Headquarters Expansion) (Green Bonds), Series 2019, RB	5.00%	08/01/2049	130	137,155
California (State of) Public Works Board (Various Capital), Series 2019 C, RB	5.00%	11/01/2029	75	84,265
California (State of) Public Works Board (Various Capital), Series 2019 C, RB	5.00%	11/01/2032	15	16,815
California (State of) Public Works Board (Various Capital), Series 2019 C, RB	5.00%	11/01/2033	50	56,010
California State University, Series 2019 A, RB	5.00%	11/01/2039	200	216,708
California State University, Series 2019 A, RB	5.00%	11/01/2040	100	107,905
California State University, Series 2019 A, RB	5.00%	11/01/2049	100	105,631
East Bay Municipal Utility District (Green Bonds), Series 2019 A, RB	5.00%	06/01/2049	200	213,720
Long Beach (City of), CA, Series 2019 A, RB	7.15%	05/15/2044	75	79,676
Los Angeles (City of), CA Department of Airports, Series 2020 A, Ref. RB	5.00%	05/15/2033	290	327,155
Los Angeles (City of), CA Department of Airports, Series 2020 A, Ref. RB	5.00%	05/15/2034	50	56,304

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

287

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Los Angeles (City of), CA Department of Airports, Series 2020 A, Ref. RB	5.00%	05/15/2036	$100	$111,064
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport), Series 2020 A, Ref. RB	5.00%	05/15/2032	20	22,600
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport), Series 2020 A, Ref. RB	5.00%	05/15/2039	75	81,867
Los Angeles (City of), CA Department of Water & Power, Series 2019 A, RB	5.00%	07/01/2036	40	43,653
Los Angeles (City of), CA Department of Water & Power, Series 2019 A, RB	5.00%	07/01/2045	100	105,530
Los Angeles (City of), CA Department of Water & Power, Series 2019 A, RB	5.00%	07/01/2049	100	104,971
Los Angeles (City of), CA Department of Water & Power, Series 2019 A, RB	5.25%	07/01/2049	120	127,688
Los Angeles (City of), CA Department of Water & Power, Series 2019 B, Ref. RB	5.00%	07/01/2030	35	38,918
Los Angeles (City of), CA Department of Water & Power, Series 2019 B, Ref. RB	5.00%	07/01/2032	20	22,154
Los Angeles (City of), CA Department of Water & Power, Series 2019 D, Ref. RB	5.00%	07/01/2044	235	249,635
Los Angeles (City of), CA Department of Water & Power, Series 2020 A, Ref. RB	5.00%	07/01/2029	25	28,071
Los Angeles (City of), CA Department of Water & Power, Series 2020 B, Ref. RB	4.00%	07/01/2029	100	106,933
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2021 A, RB	5.00%	06/01/2029	35	39,321
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2020 A, RB	5.00%	06/01/2029	45	50,555
Los Angeles (County of), CA Public Works Financing Authority, Series 2019 E-1, RB	5.00%	12/01/2049	75	79,737
Los Angeles Unified School District, Series 2016 B, Ref. GO Bonds	2.00%	07/01/2029	45	40,621
Los Angeles Unified School District, Series 2019 A, Ref. GO Bonds	5.00%	07/01/2029	95	106,726
Los Angeles Unified School District, Series 2019 A, Ref. GO Bonds	5.00%	07/01/2032	50	56,021
Metropolitan Water District of Southern California, Series 2019 A, Ref. RB	5.00%	07/01/2029	65	72,874
Metropolitan Water District of Southern California, Series 2019 A, Ref. RB	5.00%	07/01/2037	40	43,570
Metropolitan Water District of Southern California, Series 2019 A, Ref. RB	5.00%	07/01/2039	150	161,972
Metropolitan Water District of Southern California, Series 2020 A, RB	5.00%	10/01/2045	160	171,413
Orange (County of), CA Local Transportation Authority, Series 2019, RB	5.00%	02/15/2032	15	16,779
Orange (County of), CA Local Transportation Authority, Series 2019, RB	5.00%	02/15/2036	30	33,078
Orange (County of), CA Local Transportation Authority, Series 2019, RB	5.00%	02/15/2039	125	135,280
Rancho Santiago Community College District, Series 2005, GO Bonds, (INS - AGM)(b)	5.13%	09/01/2029	35	39,431
Riverside (City of), CA, Series 2019 A, Ref. RB	5.00%	10/01/2036	55	60,249
Riverside (City of), CA, Series 2019 A, Ref. RB	5.00%	10/01/2037	100	108,833
Sacramento (City of), CA Municipal Utility District (Green Bonds), Series 2019 G, RB	5.00%	08/15/2037	50	54,862
Sacramento (City of), CA Municipal Utility District (Green Bonds), Series 2019 G, RB	5.00%	08/15/2039	100	109,291
San Diego (County of), CA Regional Airport Authority, Series 2019 A, Ref. RB	5.00%	07/01/2039	115	122,760
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2019 D, Ref. RB	5.00%	05/01/2037	75	81,724
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2019, RB	5.00%	05/01/2049	90	94,247
San Francisco Bay Area Rapid Transit District (Green Bonds), Series 2020 C-1, GO Bonds	4.00%	08/01/2035	70	72,373
San Jose (City of), CA, Series 2019 C, Ref. GO Bonds	5.00%	09/01/2029	40	44,614
San Jose (City of), CA, Series 2019 C, Ref. GO Bonds	5.00%	09/01/2030	220	245,676
University of California, Series 2018 AZ, Ref. RB	4.00%	05/15/2029	10	10,479
University of California (Limited), Series 2018 O, Ref. RB	4.00%	05/15/2029	40	41,843

				7,984,555

Colorado-2.62%
Adams & Arapahoe Joint School District No. 28J Aurora, Series 2021 A, GO Bonds	5.00%	12/01/2029	50	55,802
Arapahoe County School District No. 5 Cherry Creek, Series 2020, Ref. GO Bonds	5.00%	12/15/2029	25	27,873
Colorado (State of), Series 2018 A, COP	5.00%	12/15/2029	30	32,788
Colorado (State of), Series 2021 A, COP	5.00%	12/15/2029	30	33,356
Colorado (State of) Health Facilities Authority (Adventhealth Obligated Group), Series 2019 A, Ref. RB	4.00%	11/15/2038	30	29,827
Colorado (State of) Health Facilities Authority (CommonSpirit Health), Series 2019 A, Ref. RB	5.00%	08/01/2029	50	53,326
Colorado (State of) Health Facilities Authority (CommonSpirit Health), Series 2019 A, Ref. RB	5.00%	08/01/2035	35	36,800
Colorado (State of) Health Facilities Authority (CommonSpirit Health), Series 2019 A, Ref. RB	5.00%	08/01/2036	30	31,331
Colorado (State of) Health Facilities Authority (CommonSpirit Health), Series 2019 A-2, Ref. RB	5.00%	08/01/2032	55	58,527
Colorado (State of) Health Facilities Authority (CommonSpirit Health), Series 2019 A-2, Ref. RB	5.00%	08/01/2044	320	326,862
Colorado (State of) Health Facilities Authority (Sanford Health), Series 2019 A, Ref. RB	5.00%	11/01/2031	25	26,929
Colorado (State of) Health Facilities Authority (SCL Health System), Series 2019 A, Ref. RB	5.00%	01/01/2029	195	212,755
Colorado (State of) Regional Transportation District (Fastracks), Series 2013 A, Ref. RB	5.00%	11/01/2029	190	211,426

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

288

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado-(continued)
Colorado Springs (City of), CO, Series 2019 A, Ref. RB	5.00%	11/15/2029	$15	$16,657
Denver (City & County of), CO, Series 2020 B, Ref. GO Bonds	5.00%	08/01/2029	60	66,848
Pueblo City Schools, Series 2020, GO Bonds	5.00%	12/15/2039	25	26,751

				1,247,858

Connecticut-1.42%
Connecticut (State of), Series 2018 E, GO Bonds	5.00%	09/15/2029	35	38,118
Connecticut (State of), Series 2019 A, GO Bonds	5.00%	04/15/2029	150	165,332
Connecticut (State of), Series 2019 A, GO Bonds	5.00%	04/15/2039	125	132,279
Connecticut (State of), Series 2019 B, Ref. GO Bonds	5.00%	02/15/2029	5	5,497
Connecticut (State of), Series 2020 A, GO Bonds	5.00%	01/15/2029	50	54,895
Connecticut (State of), Series 2020 A, RB	5.00%	05/01/2029	55	60,663
Connecticut (State of), Series 2020 C, GO Bonds	4.00%	06/01/2029	25	26,288
Connecticut (State of), Series 2021 A, GO Bonds	4.00%	01/15/2029	20	20,964
Connecticut (State of), Series 2022 A, GO Bonds	4.00%	01/15/2029	20	20,965
Connecticut (State of) Health & Educational Facilities Authority, Series 1997, RB	5.00%	07/01/2029	75	83,743
Connecticut (State of) Health & Educational Facilities Authority (Yale University), Series 2017 B-1, Ref. RB	5.00%	07/01/2029	60	66,994

				675,738

Delaware-0.21%
Delaware (State of), Series 2020 A, GO Bonds	5.00%	01/01/2029	10	11,055
Delaware (State of) Transportation Authority, Series 2020, Ref. RB	5.00%	07/01/2029	80	88,963

				100,018

District of Columbia-3.38%
District of Columbia, Series 2019 A, GO Bonds	5.00%	10/15/2029	25	27,591
District of Columbia, Series 2019 A, GO Bonds	5.00%	10/15/2030	405	448,163
District of Columbia, Series 2019 A, GO Bonds	5.00%	10/15/2031	100	110,018
District of Columbia, Series 2019 A, GO Bonds	5.00%	10/15/2032	20	21,941
District of Columbia, Series 2019 A, GO Bonds	5.00%	10/15/2037	30	32,297
District of Columbia, Series 2019 A, GO Bonds	5.00%	10/15/2044	50	52,599
District of Columbia, Series 2019 A, RB	5.00%	03/01/2029	30	33,148
District of Columbia, Series 2019 A, RB	5.00%	03/01/2034	35	38,567
District of Columbia, Series 2019 A, RB	4.00%	03/01/2040	220	216,759
District of Columbia, Series 2019 C, Ref. RB	3.00%	10/01/2029	30	29,997
District of Columbia, Series 2019 C, Ref. RB	5.00%	10/01/2034	140	154,012
District of Columbia, Series 2020 A, RB	5.00%	03/01/2029	90	99,444
District of Columbia, Series 2022 C, Ref. RB	5.00%	12/01/2029	25	27,961
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement), Series 2019, Ref. RB	4.00%	10/01/2037	135	132,948
Washington Metropolitan Area Transit Authority, Series 2020 A, RB	5.00%	07/15/2029	165	181,639

				1,607,084

Florida-3.22%
Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics, Inc.), Series 2019, RB	3.00%	12/01/2046	5	3,393
Broward (County of), FL, Series 2019 A, RB	5.00%	10/01/2040	100	107,050
Broward (County of), FL School Board, Series 2019 B, Ref. COP	5.00%	07/01/2029	100	110,526
Central Florida Expressway Authority, Series 2019 A, RB	5.00%	07/01/2044	10	10,436
Central Florida Expressway Authority, Series 2019 B, RB	5.00%	07/01/2038	70	74,414
Florida (State of) Department of Transportation, Series 2019 B, RB	3.00%	07/01/2049	15	11,129
Florida (State of) Department of Transportation, Series 2020 A, Ref. RB	5.00%	07/01/2029	130	143,830
Florida (State of) Higher Educational Facilities Financial Authority (St. Leo Univeristy), Series 2019, Ref. RB	5.00%	03/01/2039	100	90,003
Gainesville (City of), FL, Series 2019 A, RB	5.00%	10/01/2047	100	104,577
Jacksonville (City of), FL (Brooks Rehabilitation), Series 2020, Ref. RB	5.00%	11/01/2050	150	150,038
Lee Memorial Health System, Series 2019 A-1, Ref. RB	5.00%	04/01/2044	150	153,052
Orange (County of), FL Convention Center, Series 2017, Ref. RB	5.00%	10/01/2029	100	109,791

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

289

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida-(continued)
Palm Beach County School District, Series 2018 C, Ref. COP	5.00%	08/01/2029	$150	$162,437
Polk County School District, Series 2019, RB	5.00%	10/01/2033	100	110,300
Tampa Bay (City of), FL Water, Series 2001 A, Ref. RB, (INS - NATL)(b)	6.00%	10/01/2029	165	193,213

				1,534,189

Georgia-2.51%
Atlanta (City of), GA Department of Aviation, Series 2020 A, Ref. RB	5.00%	07/01/2029	120	131,757
Brookhaven (City of), GA Development Authority (Children’s Healthcare of Atlanta, Inc.), Series 2019 A, RB	3.00%	07/01/2046	50	36,588
Georgia (State of), Series 2018 A, GO Bonds	5.00%	07/01/2029	100	109,456
Georgia (State of) (Bidding Group 1), Series 2020 A, GO Bonds	5.00%	08/01/2029	70	78,070
Georgia (State of) Ports Authority, Series 2022, RB	5.00%	07/01/2029	20	22,207
Gwinnett (County of), GA Water & Sewerage Authority, Series 2019, Ref. RB	5.00%	08/01/2029	60	66,848
Gwinnett County School District, Series 2019, GO Bonds	5.00%	02/01/2041	195	208,214
Henry County School District, Series 2021, GO Bonds	4.00%	08/01/2029	25	26,366
Private Colleges & Universities Authority (Emory University), Series 2019 A, Ref. RB	5.00%	09/01/2037	30	32,317
Private Colleges & Universities Authority (Emory University), Series 2022 A, Ref. RB	5.00%	09/01/2029	200	222,901
Private Colleges & Universities Authority (Emory University) (Green Bonds), Series 2019, Ref. RB	5.00%	09/01/2048	250	262,654

				1,197,378

Hawaii-0.80%
Hawaii (State of), Series 2019 FW, GO Bonds	5.00%	01/01/2029	25	27,456
Hawaii (State of), Series 2019 FW, GO Bonds	5.00%	01/01/2034	60	65,427
Hawaii (State of), Series 2019 FW, GO Bonds	5.00%	01/01/2035	40	43,549
Hawaii (State of), Series 2019 FW, GO Bonds	5.00%	01/01/2038	180	192,251
Honolulu (City & County of), HI, Series 2019 A, RB	5.00%	07/01/2044	25	26,330
Honolulu (City & County of), HI (Honolulu Rail Transit), Series 2019 A, GO Bonds	5.00%	09/01/2029	25	27,200

				382,213

Idaho-0.36%
Idaho (State of) Housing & Finance Association, Series 2019, Ref. RB	5.00%	07/15/2035	40	43,383
Idaho (State of) Housing & Finance Association (Garvee), Series 2021 A, Ref. RB	5.00%	07/15/2029	115	126,339

				169,722

Illinois-5.45%
Chicago (City of), IL, Series 2019 A, GO Bonds	5.50%	01/01/2035	100	106,973
Chicago (City of), IL, Series 2021 B, Ref. GO Bonds	4.00%	01/01/2029	267	266,916
Chicago (City of), IL (O’Hare International Airport), Series 2018 B, RB	5.00%	01/01/2036	20	21,381
Chicago (City of), IL (O’Hare International Airport), Series 2018 B, RB	5.00%	01/01/2048	300	309,448
Chicago (City of), IL (O’Hare International Airport), Series 2018 B, RB	5.00%	01/01/2053	40	41,067
Chicago (City of), IL Transit Authority (FTA Section 5307 Urbanized Area Formula Funds), Series 2021, Ref. RB	5.00%	06/01/2029	200	214,442
Illinois (State of), Series 2018 A, GO Bonds	5.00%	05/01/2029	50	52,986
Illinois (State of) Finance Authority (Green Bonds), Series 2019, RB	5.00%	07/01/2037	210	226,063
Illinois (State of) Finance Authority (State Clean Water) (Green Bonds), Series 2019, RB	4.00%	07/01/2038	145	144,503
Illinois (State of) Finance Authority (University of Illinois at Urbana), Series 2019, RB	5.00%	10/01/2049	105	105,881
Illinois (State of) Toll Highway Authority, Series 2019 A, RB	5.00%	01/01/2044	300	312,297
Illinois (State of) Toll Highway Authority, Series 2019, Ref. RB	5.00%	01/01/2029	50	54,450
Kendall Kane & Will Counties Community Unit School District No. 308, Series 2020 A, Ref. GO Bonds, (INS - AGM)(b)	5.00%	02/01/2029	145	158,023
Sales Tax Securitization Corp., Series 2017 A, Ref. RB	5.00%	01/01/2029	110	116,612
Sales Tax Securitization Corp., Series 2018 C, Ref. RB	5.00%	01/01/2043	85	87,369
Sales Tax Securitization Corp., Series 2018 C, Ref. RB	5.25%	01/01/2043	165	171,537
Sales Tax Securitization Corp., Series 2020 A, Ref. RB	5.00%	01/01/2029	75	80,648
Will (County of), IL, Series 2019, GO Bonds	4.00%	11/15/2047	130	123,938

				2,594,534

Indiana-1.47%
Indiana (State of) Finance Authority, Series 2016 C, Ref. RB	5.00%	06/01/2029	50	55,136
Indiana (State of) Finance Authority (Citizens Wastewater of Westfield), Series 2019, Ref. RB	5.00%	10/01/2048	150	155,440

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

290

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana-(continued)
Indiana (State of) Finance Authority (Green Bonds), Series 2017 C, Ref. RB	5.00%	02/01/2029	$35	$37,925
Indiana (State of) Finance Authority (Green Bonds), Series 2019 A, RB	5.00%	02/01/2033	85	93,021
Indiana (State of) Finance Authority (Green Bonds), Series 2019 A, RB	5.00%	02/01/2038	50	53,345
Indiana (State of) Finance Authority (Green Bonds), Series 2019 A, RB	5.00%	02/01/2039	45	47,768
Indianapolis Local Public Improvement Bond Bank (Courthouse and Jail), Series 2019 A, RB	5.00%	02/01/2049	150	155,766
Indianapolis Local Public Improvement Bond Bank (Courthouse and Jail), Series 2019 A, RB	5.00%	02/01/2054	100	103,533

				701,934

Iowa-0.21%
Iowa (State of), Series 2019 A, Ref. RB	5.00%	06/01/2029	70	77,346
Iowa (State of), Series 2019 A, Ref. RB	5.00%	06/01/2032	20	21,989

				99,335

Kansas-0.22%
University of Kansas Hospital Authority, Series 2019 A, RB	5.00%	09/01/2048	100	102,996

Kentucky-0.32%
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.), Series 2020 A, RB	5.00%	10/01/2038	150	154,184

Louisiana-0.68%
Louisiana (State of), Series 2019 A, GO Bonds	5.00%	03/01/2036	190	206,269
Louisiana (State of), Series 2019 A, GO Bonds	5.00%	03/01/2039	10	10,667
Louisiana (State of) (Garvee), Series 2019 A, RB	5.00%	09/01/2029	100	108,560

				325,496

Maryland-2.23%
Baltimore (City of), MD (Wastewater), Series 2019 A, RB	5.00%	07/01/2049	10	10,442
Maryland (State of), First Series 2019, GO Bonds	5.00%	03/15/2031	80	88,353
Maryland (State of), First Series 2019, GO Bonds	5.00%	03/15/2032	10	11,042
Maryland (State of), Series 2018 A, GO Bonds	5.00%	03/15/2029	15	16,283
Maryland (State of) (Bidding Group 1), Second Series 2021 A, GO Bonds	5.00%	08/01/2029	125	139,266
Maryland (State of) (Bidding Group 1), Series 2020 A, GO Bonds	5.00%	03/15/2029	30	33,217
Maryland (State of) (Bidding Group 1), Series 2020 A, GO Bonds	5.00%	08/01/2029	100	111,413
Maryland (State of) (Bidding Group 2), Second Series 2019 A, GO Bonds	5.00%	08/01/2031	95	105,571
Maryland (State of) Department of Transportation, Series 2021 A, RB	5.00%	10/01/2029	20	22,285
Maryland (State of) Health & Higher Educational Facilities Authority (Loyola University), Series 2019 A, Ref. RB	5.00%	10/01/2049	140	144,218
Maryland (State of) Transportation Authority, Series 2021 A, Ref. RB	5.00%	07/01/2029	60	66,552
Montgomery (County of), MD, Series 2018 A, GO Bonds	5.00%	11/01/2029	100	109,581
Montgomery (County of), MD, Series 2020 B, Ref. GO Bonds	4.00%	11/01/2029	20	21,196
Montgomery (County of), MD, Series 2021 A, Ref. GO Bonds	5.00%	08/01/2029	45	50,214
Prince George’s (County of), MD, Series 2018 A, GO Bonds	5.00%	07/15/2029	80	87,320
Prince George’s (County of), MD, Series 2019 A, GO Bonds	4.00%	07/15/2032	20	20,936
Prince George’s (County of), MD, Series 2020 B, Ref. GO Bonds	5.00%	09/15/2029	20	22,363

				1,060,252

Massachusetts-5.44%
Massachusetts (Commonwealth of), Series 2018 B, GO Bonds	5.00%	01/01/2029	40	43,322
Massachusetts (Commonwealth of), Series 2018 B, Ref. GO Bonds	5.00%	07/01/2029	245	273,282
Massachusetts (Commonwealth of), Series 2019 A, GO Bonds	5.00%	01/01/2031	70	76,827
Massachusetts (Commonwealth of), Series 2019 A, GO Bonds	5.00%	01/01/2036	60	65,080
Massachusetts (Commonwealth of), Series 2019 A, GO Bonds	5.00%	01/01/2038	10	10,690
Massachusetts (Commonwealth of), Series 2019 A, GO Bonds	5.25%	01/01/2044	350	372,444
Massachusetts (Commonwealth of), Series 2019 C, GO Bonds	5.00%	05/01/2043	160	168,969
Massachusetts (Commonwealth of), Series 2019 C, GO Bonds	5.00%	05/01/2045	25	26,246
Massachusetts (Commonwealth of), Series 2019 C, Ref. GO Bonds	5.00%	05/01/2029	15	16,685
Massachusetts (Commonwealth of), Series 2019 G, GO Bonds	5.00%	09/01/2029	10	11,186
Massachusetts (Commonwealth of), Series 2020 A, GO Bonds	5.00%	03/01/2029	15	16,638
Massachusetts (Commonwealth of), Series 2020 E, GO Bonds	5.00%	11/01/2029	125	140,216
Massachusetts (Commonwealth of), Series 2020, GO Bonds	5.00%	07/01/2029	10	11,154

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

291

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts-(continued)
Massachusetts (Commonwealth of), Series 2022 A, Ref. GO Bonds	5.00%	10/01/2029	$30	$33,605
Massachusetts (Commonwealth of) (Rail Enhancement & Accelerated Bridge Program), Series 2019 A, RB	5.00%	06/01/2049	400	418,494
Massachusetts (Commonwealth of) Bay Transportation Authority, Series 2005 A, RB	5.00%	07/01/2029	20	22,423
Massachusetts (Commonwealth of) Bay Transportation Authority, Series 2005 B, RB, (INS - NATL)(b)	5.50%	07/01/2029	25	28,697
Massachusetts (Commonwealth of) Bay Transportation Authority (Sustainability Bonds), Series 2021, Ref. RB	5.00%	07/01/2041	110	117,018
Massachusetts (Commonwealth of) Bay Transportation Authority (Sustainability Bonds), Series 2021, Ref. RB	5.00%	07/01/2042	30	31,815
Massachusetts (Commonwealth of) Department of Transportation (Contract Assistance), Series 2018 A, Ref. RB	5.00%	01/01/2029	40	44,450
Massachusetts (Commonwealth of) Development Finance Agency (Atrius Health), Series 2019 A, Ref. RB(a)(c)	4.00%	06/01/2029	100	105,366
Massachusetts (Commonwealth of) Development Finance Agency (Harvard University), Series 2020 A, Ref. RB	5.00%	10/15/2029	35	39,336
Massachusetts (Commonwealth of) Port Authority, Series 2019 B, RB	5.00%	07/01/2044	25	26,348
Massachusetts (Commonwealth of) Transportation Trust Fund, Series 2019 A, Ref. RB	5.00%	01/01/2032	115	125,646
Massachusetts (Commonwealth of) Transportation Trust Fund, Series 2019 A, Ref. RB	5.00%	01/01/2034	105	114,641
Massachusetts (Commonwealth of) Transportation Trust Fund, Series 2019 A, Ref. RB	5.00%	01/01/2035	40	43,555
Massachusetts (Commonwealth of) Transportation Trust Fund, Series 2019 C, Ref. RB	5.00%	01/01/2035	15	16,464
Massachusetts (Commonwealth of) Water Resources Authority, Series 2007 B, Ref. RB, (INS - AGM)(b)	5.25%	08/01/2029	25	28,408
University of Massachusetts Building Authority, Series 2020 1, RB	5.00%	11/01/2034	55	60,622
University of Massachusetts Building Authority, Series 2020 1, RB	5.00%	11/01/2050	95	100,325

				2,589,952

Michigan-1.97%
Detroit City School District, Series 2005 A, Ref. GO Bonds, (INS - AGM)(b)	5.25%	05/01/2029	80	88,525
Great Lakes Water Authority, Series 2018 B, Ref. RB	5.00%	07/01/2029	95	104,946
Lansing (City of), MI Board of Water & Light, Series 2019 A, RB	5.00%	07/01/2048	145	150,502
Michigan (State of), Series 2020 B, RB	5.00%	11/15/2029	80	88,790
Michigan (State of) Building Authority (Facilities Program), Series 2019, Ref. RB	5.00%	04/15/2036	100	107,777
Michigan State University Board of Trustees, Series 2019 B, RB	5.00%	02/15/2048	385	399,696

				940,236

Minnesota-0.88%
Minnesota (State of), Series 2018 A, GO Bonds	5.00%	08/01/2029	25	27,464
Minnesota (State of), Series 2019 A, GO Bonds	5.00%	08/01/2031	25	27,969
Minnesota (State of), Series 2019 A, GO Bonds	5.00%	08/01/2032	85	95,009
Minnesota (State of), Series 2019 A, GO Bonds	5.00%	08/01/2033	65	72,624
Minnesota (State of), Series 2019 A, GO Bonds	5.00%	08/01/2039	35	37,827
Rochester (City of), MN (Mayo Clinic), Series 2016 B, Ref. RB	5.00%	11/15/2029	55	61,174
University of Minnesota, Series 2019 A, RB	5.00%	04/01/2044	90	95,341

				417,408

Mississippi-0.05%
Mississippi (State of), Series 2019 B, GO Bonds	4.00%	10/01/2037	25	24,990

Missouri-0.24%
Jackson County Reorganized School District No. 7, Series 2020, Ref. GO Bonds	4.00%	03/01/2031	50	52,267
Missouri (State of) Health & Educational Facilities Authority (SSM Health Care), Series 2022 A, RB	5.00%	06/01/2029	10	10,781
Springfield School District No. R-12, Series 2017, Ref. GO Bonds	4.00%	03/01/2029	50	51,761

				114,809

Nebraska-0.06%
Omaha (City of), NE Public Power District, Series 2018 A, RB	5.00%	02/01/2029	15	16,242
Omaha (City of), NE Public Power District, Series 2019 A, RB	5.00%	02/01/2033	10	10,916

				27,158

Nevada-1.08%
Clark (County of), NV, Series 2020 C, Ref. RB	5.00%	07/01/2029	130	143,684

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

292

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nevada-(continued)
Clark (County of), NV (Las Vegas McCarran International Airport), Series 2019, Ref. RB	5.00%	07/01/2029	$30	$32,956
Clark (County of), NV (Las Vegas McCarran International Airport), Series 2019, Ref. RB	5.00%	07/01/2031	105	115,109
Clark (County of), NV (Las Vegas McCarran International Airport), Series 2019, Ref. RB	5.00%	07/01/2033	35	38,035
Clark (County of), NV Department of Aviation, Series 2019 B, Ref. RB	5.00%	07/01/2031	50	54,869
Clark (County of), NV Department of Aviation, Series 2019 B, Ref. RB	5.00%	07/01/2032	20	21,933
Clark (County of), NV Department of Aviation, Series 2019 B, Ref. RB	5.00%	07/01/2035	100	108,700

				515,286

New Jersey-3.28%
Gloucester (County of), NJ Improvement Authority (The) (Rowan University), Series 2019, RB	5.00%	07/01/2044	25	26,370
New Jersey (State of), Series 2020 A, GO Bonds	5.00%	06/01/2029	235	258,361
New Jersey (State of), Series 2021, GO Bonds	2.00%	06/01/2029	250	223,967
New Jersey (State of) Economic Development Authority, Series 2019, RB	5.00%	06/15/2044	250	259,638
New Jersey (State of) Economic Development Authority (Transit Transportation), Series 2020, RB	5.00%	11/01/2044	225	233,401
New Jersey (State of) Transportation Trust Fund Authority, Series 2018 A, Ref. RB	5.00%	12/15/2029	150	161,376
New Jersey (State of) Turnpike Authority, Series 2005 A, Ref. RB, (INS - AGM)(b)	5.25%	01/01/2029	120	133,007
New Jersey (State of) Turnpike Authority, Series 2019 A, RB	5.00%	01/01/2048	255	266,669

				1,562,789

New Mexico-0.91%
New Mexico (State of) Finance Authority, Series 2021 A, RB	5.00%	06/15/2029	200	221,235
New Mexico (State of) Severance Tax Permanent Fund, Series 2021 A, RB	5.00%	07/01/2029	190	210,427

				431,662

New York-16.57%
Battery Park (City of), NY Authority, Series 2019 B, Ref. RB	5.00%	11/01/2038	100	108,844
Metropolitan Transportation Authority (Green Bonds), Series 2019 C, RB, (INS - BAM)(b)	5.00%	11/15/2044	100	103,997
New York & New Jersey (States of) Port Authority, Two Hundred Ninth Series 2018, Ref. RB	5.00%	07/15/2029	40	43,490
New York & New Jersey (States of) Port Authority, Two Hundred Seventeenth Series 2019, RB	4.00%	11/01/2039	20	19,898
New York & New Jersey (States of) Port Authority, Two Hundred Seventeenth Series 2019, RB	5.00%	11/01/2044	220	231,608
New York & New Jersey (States of) Port Authority, Two Hundred Thirteenth Series 2019, Ref. RB	5.00%	09/01/2031	55	60,886
New York & New Jersey (States of) Port Authority, Two Hundred Thirteenth Series 2019, Ref. RB	5.00%	09/01/2033	75	82,825
New York & New Jersey (States of) Port Authority, Two Hundred Twelfth Series 2019, Ref. RB	5.00%	09/01/2032	10	11,053
New York (City of), NY, Series 2019 B-1, GO Bonds	5.00%	10/01/2034	125	136,422
New York (City of), NY, Series 2019 E, Ref. GO Bonds	5.00%	08/01/2029	30	32,670
New York (City of), NY, Series 2019 E, Ref. GO Bonds	5.00%	08/01/2030	65	70,800
New York (City of), NY, Series 2019 E, Ref. GO Bonds	5.00%	08/01/2031	10	10,895
New York (City of), NY, Series 2020 A-1, Ref. GO Bonds	5.00%	08/01/2029	30	33,184
New York (City of), NY, Series 2020 B-1, GO Bonds	5.00%	10/01/2036	30	32,221
New York (City of), NY, Subseries 2008 L-6, GO Bonds	5.00%	04/01/2031	195	212,895
New York (City of), NY, Subseries 2019 A-1, GO Bonds	5.00%	08/01/2035	250	270,478
New York (City of), NY, Subseries 2019 A-1, GO Bonds	5.00%	08/01/2039	100	105,641
New York (City of), NY, Subseries 2019 A-1, GO Bonds	5.00%	08/01/2043	300	313,137
New York (City of), NY Municipal Water Finance Authority, Series 2019 BB-1, RB	5.00%	06/15/2049	200	209,560
New York (City of), NY Municipal Water Finance Authority, Series 2019 CC, Ref. RB	5.00%	06/15/2029	50	55,843
New York (City of), NY Municipal Water Finance Authority, Series 2019 CC-1, RB	5.00%	06/15/2044	105	110,636
New York (City of), NY Municipal Water Finance Authority, Series 2020 AA, Ref. RB	5.00%	06/15/2032	35	39,109
New York (City of), NY Municipal Water Finance Authority, Series 2020 AA, Ref. RB	5.00%	06/15/2040	135	143,596
New York (City of), NY Municipal Water Finance Authority, Series 2021 DD, Ref. RB	5.00%	06/15/2029	370	413,239
New York (City of), NY Municipal Water Finance Authority, Subseries 2019 EE-2, Ref. RB	5.00%	06/15/2040	270	285,966
New York (City of), NY Municipal Water Finance Authority, Subseries 2019 FF-2, Ref. RB	5.00%	06/15/2034	10	11,040
New York (City of), NY Municipal Water Finance Authority, Subseries 2019 FF-2, Ref. RB	5.00%	06/15/2038	50	53,498
New York (City of), NY Transitional Finance Authority, Series 2018 S-4A, Ref. RB	5.00%	07/15/2029	15	16,196
New York (City of), NY Transitional Finance Authority, Series 2019 B-1, RB	5.00%	11/01/2035	140	151,534
New York (City of), NY Transitional Finance Authority, Series 2019 C-1, RB	5.00%	11/01/2035	15	16,145
New York (City of), NY Transitional Finance Authority, Series 2020, Ref. RB	5.00%	08/01/2029	45	49,622
New York (City of), NY Transitional Finance Authority, Series 2020, Ref. RB	5.00%	11/01/2029	400	442,735
New York (City of), NY Transitional Finance Authority, Subseries 2018 S-3, Ref. RB	5.00%	07/15/2029	95	102,575
New York (City of), NY Transitional Finance Authority, Subseries 2019 A-2, RB	5.00%	05/01/2037	285	303,275

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

293

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (City of), NY Transitional Finance Authority, Subseries 2019 A-2, RB	5.00%	05/01/2039	$100	$105,322
New York (State of) Dormitory Authority, Series 2019 A, Ref. RB	5.00%	03/15/2032	95	104,191
New York (State of) Dormitory Authority, Series 2019 A, Ref. RB	5.00%	03/15/2035	100	108,680
New York (State of) Dormitory Authority, Series 2019 A, Ref. RB	5.00%	03/15/2037	35	37,502
New York (State of) Dormitory Authority, Series 2019 A, Ref. RB	5.00%	03/15/2038	100	106,367
New York (State of) Dormitory Authority, Series 2019 A, Ref. RB	5.00%	03/15/2042	50	52,508
New York (State of) Dormitory Authority, Series 2019, RB	5.00%	07/01/2039	325	344,149
New York (State of) Dormitory Authority, Series 2020 A, RB, (INS - AGM)(b)	5.00%	10/01/2029	25	27,198
New York (State of) Dormitory Authority, Series 2021 A, Ref. RB	5.00%	03/15/2029	225	247,199
New York (State of) Dormitory Authority (Bid Group 2), Series 2019 A, Ref. RB	5.00%	03/15/2031	215	236,067
New York (State of) Dormitory Authority (Bid Group 3), Series 2019 A, Ref. RB	5.00%	03/15/2040	325	343,486
New York (State of) Dormitory Authority (Bid Group 3), Series 2019 A, Ref. RB	5.00%	03/15/2043	55	57,660
New York (State of) Dormitory Authority (Bid Group 4), Series 2019 A, Ref. RB	5.00%	03/15/2044	300	313,792
New York (State of) Dormitory Authority (Memorial Sloan Kettering Cancer), Series 2019, RB	5.00%	07/01/2035	35	38,145
New York (State of) Dormitory Authority (New York University), Series 2019 A, RB	5.00%	07/01/2029	25	27,943
New York (State of) Dormitory Authority (New York University), Series 2019 A, RB	5.00%	07/01/2034	15	16,595
New York (State of) Dormitory Authority (New York University), Series 2019 A, RB	5.00%	07/01/2038	10	10,753
New York (State of) Dormitory Authority (Rochester Institute of Technology), Series 2019 A, RB	5.00%	07/01/2049	190	197,032
New York (State of) Dormitory Authority (Rockefeller University), Series 2019 A, Ref. RB	5.00%	07/01/2035	55	60,827
New York (State of) Energy Research & Development Authority (New Yourk State Electric & Gas Corp.), Series 1994 D, Ref. RB	3.50%	10/01/2029	55	52,778
New York City Health and Hospitals Corp., Series 2021 A, Ref. RB	5.00%	02/15/2029	90	99,037
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2019 B, Ref. RB	5.00%	06/15/2044	70	74,344
New York State Urban Development Corp., Series 2019 A, Ref. RB	5.00%	03/15/2040	330	350,100
New York State Urban Development Corp., Series 2020, Ref. RB	5.00%	03/15/2029	120	131,968
New York State Urban Development Corp. (Bidding Group 4), Series 2020 E, Ref. RB	5.00%	03/15/2029	40	43,989
Onondaga (County of), NY Trust for Cultural Resources (Syracuse University), Series 2019, Ref. RB	5.00%	12/01/2040	90	96,704
Onondaga (County of), NY Trust for Cultural Resources (Syracuse University), Series 2019, Ref. RB	5.00%	12/01/2045	95	100,827
Triborough Bridge & Tunnel Authority, Series 2018 B, Ref. RB	5.00%	11/15/2029	25	27,806
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2019 A, RB	5.00%	11/15/2049	100	103,564
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2022, RB	5.00%	05/15/2029	80	88,555

				7,890,601

North Carolina-1.57%
Charlotte (City of), NC, Series 2018, Ref. RB	5.00%	07/01/2029	75	81,739
North Carolina (State of), Series 2019 A, RB	5.00%	05/01/2029	190	210,293
North Carolina (State of), Series 2019 A, RB	5.00%	05/01/2032	15	16,537
North Carolina (State of), Series 2019 A, RB	4.00%	05/01/2034	100	103,590
North Carolina (State of), Series 2020 B, RB	5.00%	05/01/2029	50	55,340
North Carolina (State of), Series 2022 A, RB	5.00%	05/01/2029	15	16,602
North Carolina (State of) (Garvee), Series 2019, RB	5.00%	03/01/2031	95	104,498
North Carolina (State of) (Garvee), Series 2019, RB	5.00%	03/01/2032	45	49,375
North Carolina (State of) (Garvee), Series 2019, RB	5.00%	03/01/2034	20	21,903
North Carolina (State of) Turnpike Authority, Series 2018, Ref. RB, (INS - AGM)(b)	5.00%	01/01/2036	50	52,806
Wake (County of), NC, Series 2021, RB	5.00%	03/01/2029	30	33,100

				745,783

Ohio-2.77%
American Municipal Power, Inc. (Combined Hydroelectric), Series 2020 A, Ref. RB	5.00%	02/15/2029	25	27,053
Columbus (City of), OH, Series 2018 A, GO Bonds	5.00%	04/01/2029	50	54,616
Ohio (State of), Series 2019 A, GO Bonds	5.00%	06/15/2031	20	22,163
Ohio (State of), Series 2019 A, GO Bonds	5.00%	06/15/2037	55	59,524
Ohio (State of), Series 2019 A, GO Bonds	5.00%	06/15/2038	150	161,435
Ohio (State of), Series 2019-1, RB	5.00%	12/15/2029	50	55,746
Ohio (State of) Turnpike & Infrastructure Commission (Infrastructure), Series 2018 A, RB	5.00%	02/15/2029	60	64,720
Ohio (State of) Water Development Authority, Series 2019 A, RB	5.00%	06/01/2029	220	242,903
Ohio (State of) Water Development Authority, Series 2019, RB	5.00%	12/01/2039	100	107,860
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2019 B, RB	5.00%	12/01/2035	180	198,728

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

294

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio-(continued)
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2019 B, RB	5.00%	12/01/2037	$85	$92,414
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2019 B, RB	5.00%	12/01/2039	125	134,824
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2019 B, RB	5.00%	12/01/2044	40	42,571
Ohio State University (The), Series 2020 A, Ref. RB	5.00%	12/01/2029	50	55,772

				1,320,329

Oklahoma-0.05%
Canadian (County of), OK Educational Facilities Authority (Mustang Public Schools), Series 2017, RB	3.00%	09/01/2029	25	24,458

Oregon-1.16%
Multnomah (County of), OR, Series 2021 A, GO Bonds	5.00%	06/15/2029	190	210,919
Oregon (State of) (Article XI-Q State), Series 2019 A, GO Bonds	5.00%	05/01/2033	60	66,428
Oregon (State of) Department of Transportation, Series 2019 A, Ref. RB	5.00%	11/15/2036	150	164,283
Portland (City of), OR, Series 2019 A, Ref. RB	5.00%	03/01/2034	100	110,941

				552,571

Pennsylvania-5.00%
Allegheny (County of), PA Hospital Development Authority (University of Pittsburgh Medical Center), Series 2019 A, Ref. RB	5.00%	07/15/2034	40	43,057
Allegheny (County of), PA Hospital Development Authority (University of Pittsburgh Medical Center), Series 2019 A, Ref. RB	4.00%	07/15/2035	25	24,898
Allegheny (County of), PA Hospital Development Authority (University of Pittsburgh Medical Center), Series 2019 A, Ref. RB	4.00%	07/15/2036	100	97,956
Allegheny (County of), PA Hospital Development Authority (University of Pittsburgh Medical Center), Series 2019, Ref. RB	5.00%	07/15/2033	35	37,847
Delaware (State of) River Port Authority, Series 2018 A, RB	5.00%	01/01/2032	35	38,186
Delaware (State of) River Port Authority, Series 2018 A, RB	5.00%	01/01/2034	95	103,334
Delaware (State of) River Port Authority, Series 2018 A, RB	5.00%	01/01/2035	75	81,297
Delaware (State of) River Port Authority, Series 2018 A, RB	5.00%	01/01/2036	35	37,680
Lancaster (County of), PA Hospital Authority (Penn State Health), Series 2021, RB	5.00%	11/01/2051	200	204,153
Lehigh (County of), PA Industrial Development Authority (PPL Electric Utilities Corp.), Series 2016 A, Ref. RB	3.00%	09/01/2029	50	47,611
Montgomery (County of), PA Higher Education & Health Authority (Thomas Jefferson University), Series 2019, Ref. RB	5.00%	09/01/2031	55	58,710
Pennsylvania (Commonwealth of), First Series 2020, GO Bonds	5.00%	05/01/2029	150	165,774
Pennsylvania (Commonwealth of), First Series 2021, GO Bonds	5.00%	05/15/2029	35	38,704
Pennsylvania (Commonwealth of), Series 2019, Ref. GO Bonds	5.00%	07/15/2029	90	99,788
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2019 A, RB	5.00%	12/01/2044	340	355,320
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2019 A, RB	5.00%	12/01/2049	30	31,236
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2019, Ref. RB	5.00%	12/01/2029	35	38,303
Philadelphia (City of), PA, Series 2019 B, GO Bonds	5.00%	02/01/2031	35	38,297
Philadelphia (City of), PA, Series 2019 B, GO Bonds	5.00%	02/01/2033	25	27,309
Philadelphia (City of), PA, Series 2019 B, GO Bonds	5.00%	02/01/2034	110	120,142
Philadelphia (City of), PA, Series 2019 B, GO Bonds	5.00%	02/01/2037	100	106,538
Philadelphia (City of), PA, Series 2019 B, GO Bonds	5.00%	02/01/2039	20	21,012
Philadelphia (City of), PA, Series 2019 B, RB	5.00%	11/01/2044	110	114,492
Philadelphia School District (The), Series 2019 A, GO Bonds	5.00%	09/01/2031	120	128,560
Southcentral Pennsylvania General Authority (WellSpan Health Obligated Group), Series 2019 A, Ref. RB	5.00%	06/01/2049	130	132,768
Upper Merion Area School District, Series 2021 A, GO Bonds	4.00%	01/15/2046	45	42,972
Wilkes-Barre Area School District, Series 2019, GO Bonds, (INS - BAM)(b)	5.00%	04/15/2059	145	146,971

				2,382,915

Rhode Island-0.74%
Rhode Island Health & Educational Building Corp. (Brown University), Series 2019 A, Ref. RB	5.00%	09/01/2029	315	351,253

South Carolina-0.44%
South Carolina (State of) Transportation Infrastructure Bank, Series 2016 A, Ref. RB	3.00%	10/01/2029	75	72,704
Spartanburg County School District No. 7, Series 2019 D, GO Bonds	5.00%	03/01/2048	130	135,829

				208,533

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

295

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Tennessee-0.21%
Chattanooga (City of), TN Health, Educational & Housing Facility Board (CommonSpirit Health), Series 2019 A-2, Ref. RB	5.00%	08/01/2044	$100	$102,144

Texas-6.68%
Austin (City of), TX, Series 2019 B, RB	5.00%	11/15/2044	100	104,819
Board of Regents of the University of Texas System, Series 2019 A, Ref. RB	5.00%	08/15/2032	40	43,957
Board of Regents of the University of Texas System, Series 2019 A, Ref. RB	5.00%	08/15/2033	100	109,849
Board of Regents of the University of Texas System, Series 2019 A, Ref. RB	5.00%	08/15/2038	40	42,636
Board of Regents of the University of Texas System, Series 2019 A, Ref. RB	5.00%	08/15/2039	30	31,870
Board of Regents of the University of Texas System, Series 2019 B, RB	5.00%	08/15/2029	150	166,276
Collin County Community College District, Series 2020 A, GO Bonds	5.00%	08/15/2031	100	110,109
Conroe Independent School District, Series 2020 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2029	30	32,981
Cypress-Fairbanks Independent School District, Series 2019, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2031	20	21,994
Cypress-Fairbanks Independent School District, Series 2019, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2032	60	65,996
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2020 A, Ref. RB	5.00%	11/01/2029	50	54,755
Dallas (City of), TX Area Rapid Transit, Series 2019, Ref. RB	5.00%	12/01/2029	35	38,725
Dallas (City of), TX Area Rapid Transit, Series 2019, Ref. RB	5.00%	12/01/2034	125	137,024
Dallas (City of), TX Independent School District, Series 2019 B, GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2031	25	25,981
Dallas (County of), TX Hospital District, Series 2019, Ref. GO Bonds	5.00%	08/15/2029	75	80,870
Frisco Independent School District, Series 2019, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2036	75	80,597
Garland (City of), TX, Series 2019, Ref. RB	5.00%	03/01/2044	150	155,165
Houston (City of), TX, Series 2018 D, Ref. RB	5.00%	07/01/2029	35	37,769
Houston (City of), TX, Series 2019 A, Ref. GO Bonds	5.00%	03/01/2029	110	119,853
Lewisville Independent School District, Series 2020, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2035	50	51,064
Lower Colorado River Authority (LCRA Transmission Services Corp.), Series 2019, Ref. RB	5.00%	05/15/2032	20	21,721
Lower Colorado River Authority (LCRA Transmission Services Corp.), Series 2019, Ref. RB	5.00%	05/15/2036	200	213,460
North Texas Municipal Water District, Series 2021 A, Ref. RB	5.00%	09/01/2029	10	11,041
North Texas Tollway Authority, Series 2019 A, Ref. RB	5.00%	01/01/2038	140	147,034
Permanent University Fund - University of Texas System, Series 2022 A, RB	5.00%	07/01/2029	60	66,417
Round Rock Independent School District, Series 2019 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/01/2032	50	51,955
San Antonio (City of), TX, Series 2019, Ref. GO Bonds	5.00%	08/01/2031	110	120,552
San Antonio (City of), TX, Series 2019, Ref. RB	4.00%	02/01/2029	25	25,812
Tarrant County Cultural Education Facilities Finance Corp. (Christus Health), Series 2018 B, RB	5.00%	07/01/2032	105	112,353
Tarrant County Cultural Education Facilities Finance Corp. (Cook Children’s Medical Center), Series 2020, Ref. RB	3.00%	12/01/2050	125	88,529
Texas (State of) Water Development Board, Series 2019 A, RB	5.00%	04/15/2031	130	143,664
Texas (State of) Water Development Board, Series 2019 A, RB	5.00%	04/15/2032	135	148,873
Texas (State of) Water Development Board, Series 2019 A, RB	4.00%	10/15/2036	125	125,816
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC - North Tarrant Express Managed Lanes), Series 2019 A, Ref. RB	5.00%	12/31/2033	90	95,996
Travis (County of), TX, Series 2019 A, Ctfs. Of Obligation	5.00%	03/01/2032	100	109,432
Trinity River Authority, Series 2020, Ref. RB	5.00%	08/01/2029	20	21,941
Webb (County of), TX, Series 2020, Ctfs. Of Obligation	4.00%	02/15/2045	15	14,067
Williamson (County of), TX, Series 2020, GO Bonds	4.00%	02/15/2040	150	149,259

				3,180,212

Utah-0.40%
Board of Regents of Utah University, Series 1998 A, Ref. RB, (INS - NATL)(b)	5.50%	04/01/2029	100	108,536
Utah (State of), Series 2020, GO Bonds	5.00%	07/01/2029	75	82,780

				191,316

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

296

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Virginia-1.12%
Charles City (County of), VA Economic Development Authority (Wate Management, Inc.), Series 2004 A, RB	2.88%	02/01/2029	$30	$27,629
Richmond (City of), VA, Series 2017 D, Ref. GO Bonds	5.00%	03/01/2029	10	11,071
Virginia (Commonwealth of) College Building Authority (21st Century College and Equipment Programs), Series 2017 E, Ref. RB	5.00%	02/01/2029	200	216,726
Virginia (Commonwealth of) College Building Authority (21st Century College and Equipment Programs), Series 2019 C, Ref. RB	5.00%	02/01/2029	30	33,055
Virginia (Commonwealth of) Public Building Authority, Series 2020 B, Ref. RB	5.00%	08/01/2029	40	44,473
Virginia (Commonwealth of) Public Building Authority, Series 2021 A-1, RB	5.00%	08/01/2029	180	200,130

				533,084

Washington-3.31%
Energy Northwest (Columbia Generating Station), Series 2019 A, Ref. RB	5.00%	07/01/2035	35	38,339
Energy Northwest (Columbia Generating Station), Series 2019 A, Ref. RB	5.00%	07/01/2037	100	107,703
Snohomish County School District No. 201 Snohomish, Series 2020, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2029	35	38,893
Washington (State of), Series 2019 A, GO Bonds	5.00%	08/01/2029	35	38,894
Washington (State of), Series 2019 A, GO Bonds	5.00%	08/01/2031	50	55,506
Washington (State of), Series 2019 A, GO Bonds	5.00%	08/01/2035	35	38,256
Washington (State of), Series 2019 A, GO Bonds	5.00%	08/01/2036	30	32,552
Washington (State of), Series 2019 A, GO Bonds	5.00%	08/01/2039	210	224,532
Washington (State of), Series 2019 A, GO Bonds	5.00%	08/01/2042	335	355,061
Washington (State of), Series 2019 A, GO Bonds	5.00%	08/01/2044	250	264,094
Washington (State of), Series 2019 C, GO Bonds	5.00%	02/01/2035	60	65,387
Washington (State of) (Bid Group 1), Series 2020 A, GO Bonds	5.00%	08/01/2029	145	161,133
Washington (State of) Health Care Facilities Authority (Commonspirit Health), Series 2019 A, Ref. RB	5.00%	08/01/2044	150	153,217

				1,573,567

West Virginia-0.63%
West Virginia (State of) (Bidding Group 2), Series 2019 A, GO Bonds	5.00%	12/01/2040	110	116,609
West Virginia (State of) (Bidding Group 2), Series 2019 A, GO Bonds	5.00%	12/01/2043	85	89,427
West Virginia (State of) Hospital Finance Authority (Cabell Huntington Hospital Obligated Group), Series 2018, Ref. RB	5.00%	01/01/2043	100	92,812

				298,848

Wisconsin-0.51%
Fond Du Lac (County of), WI, Series 2019 A, GO Bonds	3.00%	03/01/2029	130	126,471
Wisconsin (State of), Series 2020 1, Ref. GO Bonds	5.00%	05/01/2029	75	82,969
Wisconsin (State of), Series 2021-2, Ref. GO Bonds	5.00%	05/01/2029	30	33,187

				242,627

TOTAL INVESTMENTS IN SECURITIES(d)-98.58% (Cost $48,665,229)				46,941,961
OTHER ASSETS LESS LIABILITIES-1.42%				674,073

NET ASSETS-100.00%				$47,616,034

Investment Abbreviations:

AGM	-Assured Guaranty Municipal Corp.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
Ctfs.	-Certificates
GO	-General Obligation
INS	-Insurer
NATL	-National Public Finance Guarantee Corp.
NCCU	-North Carolina Central university
RB	-Revenue Bonds
Ref.	-Refunding

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

298

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Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.63%
Alabama-1.57%
Alabama (State of) Public School & College Authority (Social Bonds), Series 2020 A, Ref. RB	5.00%	11/01/2033	$100	$112,473
Alabama (State of) Public School & College Authority (Social Bonds), Series 2020 A, Ref. RB	5.00%	11/01/2035	100	111,022
Alabama (State of) Public School & College Authority (Social Bonds), Series 2020 A, Ref. RB	4.00%	11/01/2036	100	101,103
Alabama (State of) Public School & College Authority (Social Bonds), Series 2020 A, Ref. RB	5.00%	11/01/2037	200	218,044
Alabama (State of) Public School & College Authority (Social Bonds), Series 2020 A, Ref. RB	5.00%	11/01/2039	250	270,093

				812,735

Arizona-1.57%
Arizona (State of) Sports & Tourism Authority, Series 2022, Ref. RB, (INS - BAM)(a)	5.00%	07/01/2030	100	109,534
Gilbert Water Resource Municipal Property Corp. (Green Bonds), Series 2022, RB	5.00%	07/15/2030	15	16,947
Maricopa (County of), AZ Special Health Care District, Series 2021 D, GO Bonds	5.00%	07/01/2030	20	22,163
Phoenix Civic Improvement Corp., Series 2020 A, RB	5.00%	07/01/2044	140	149,846
Salt River Project Agricultural Improvement & Power District, Series 2019, RB	5.00%	01/01/2035	250	276,703
Salt River Project Agricultural Improvement & Power District, Series 2019, RB	5.00%	01/01/2037	205	223,451
Scottsdale Municipal Property Corp., Series 2006, Ref. RB	5.00%	07/01/2030	10	11,003

				809,647

California-15.43%
Antelope Valley Community College District, Series 2020 B, GO Bonds	4.00%	08/01/2045	45	44,078
California (State of), Series 2019, GO Bonds	5.00%	10/01/2030	200	223,620
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2030	90	101,611
California (State of), Series 2020, GO Bonds	5.00%	03/01/2030	25	28,187
California (State of), Series 2020, GO Bonds	5.00%	03/01/2034	200	224,416
California (State of), Series 2020, GO Bonds	5.00%	03/01/2034	250	280,521
California (State of), Series 2020, GO Bonds	4.00%	11/01/2035	100	104,297
California (State of), Series 2020, Ref. GO Bonds	4.00%	11/01/2030	40	42,970
California (State of), Series 2020, Ref. GO Bonds	5.00%	11/01/2030	155	176,694
California (State of), Series 2020, Ref. GO Bonds	5.00%	03/01/2032	50	56,289
California (State of), Series 2020, Ref. GO Bonds	5.00%	03/01/2033	45	50,538
California (State of), Series 2020, Ref. GO Bonds	5.00%	03/01/2035	250	279,209
California (State of), Series 2020, Ref. GO Bonds	4.00%	03/01/2036	100	103,306
California (State of), Series 2020, Ref. GO Bonds	4.00%	03/01/2038	175	178,054
California (State of), Series 2021, GO Bonds	5.00%	10/01/2030	250	284,603
California (State of), Series 2021, GO Bonds	5.00%	12/01/2035	80	89,720
California (State of), Series 2021, GO Bonds	5.00%	12/01/2036	30	33,395
California (State of), Series 2021, GO Bonds	5.00%	12/01/2043	60	65,008
California (State of), Series 2021, Ref. GO Bonds	5.00%	09/01/2030	40	45,475
California (State of) Department of Water Resources, Series 2020 BB, Ref. RB	5.00%	12/01/2030	30	34,585
California (State of) Department of Water Resources, Series 2020 BB, Ref. RB	5.00%	12/01/2032	45	51,895
California (State of) Department of Water Resources, Series 2020 BB, Ref. RB	5.00%	12/01/2035	15	17,044
California (State of) Department of Water Resources, Series 2022 BF, Ref. RB	5.00%	12/01/2030	10	11,528
California (State of) Department of Water Resources (Central Valley), Series 2020 BB, Ref. RB	5.00%	12/01/2033	90	103,606
California (State of) Department of Water Resources (Central Valley), Series 2021, RB	5.00%	12/01/2030	40	46,113
California (State of) Health Facilities Financing Authority (Commonspirit Health), Series 2020 A, Ref. RB	5.00%	04/01/2032	30	32,217
California (State of) Health Facilities Financing Authority (Commonspirit Health), Series 2020 A, Ref. RB	5.00%	04/01/2033	60	64,355
California (State of) Infrastructure & Economic Development Bank (Clean Water Revolving Fund) (Green Bonds), Series 2023, RB	5.00%	10/01/2030	25	28,615
California (State of) Public Works Board, Series 2022 A, Ref. RB	5.00%	08/01/2030	60	68,117
California (State of) Public Works Board (Various Capital), Series 2019 C, RB	5.00%	11/01/2030	60	67,323
Chino Valley Unified School District, Series 2020 B, GO Bonds	5.00%	08/01/2055	45	47,439
Eastern Municipal Water District Financing Authority, Series 2020 A, Ref. RB	5.00%	07/01/2036	5	5,598
Long Beach (City of), CA Bond Finance Authority, Series 2007 A, RB	5.50%	11/15/2030	50	53,661

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

299

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August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Los Angeles (City of), CA Department of Airports, Series 2020 B, Ref. RB	5.00%	05/15/2034	$200	$227,072
Los Angeles (City of), CA Department of Airports, Series 2020 D, RB	5.00%	05/15/2044	125	134,684
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport), Series 2020, Ref. RB	5.00%	05/15/2030	10	11,308
Los Angeles (City of), CA Department of Water & Power, Series 2020 A, Ref. RB	5.00%	07/01/2040	260	284,826
Los Angeles (City of), CA Department of Water & Power, Series 2020 A, Ref. RB	5.00%	07/01/2041	10	10,942
Los Angeles (City of), CA Department of Water & Power, Series 2020 A, Ref. RB	5.00%	07/01/2050	245	260,554
Los Angeles (City of), CA Department of Water & Power, Series 2020 B, Ref. RB	4.00%	07/01/2030	75	80,598
Los Angeles (City of), CA Department of Water & Power, Series 2020 B, Ref. RB	5.00%	07/01/2039	15	16,566
Los Angeles (City of), CA Department of Water & Power, Series 2020 B, Ref. RB	5.00%	07/01/2040	55	60,462
Los Angeles (City of), CA Department of Water & Power, Series 2021 C, Ref. RB	5.00%	07/01/2034	10	11,389
Los Angeles (City of), CA Department of Water & Power, Series 2021 C, Ref. RB	5.00%	07/01/2037	15	16,707
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2020 A, RB	5.00%	06/01/2036	275	308,132
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2020 A, RB	5.00%	06/01/2037	140	155,497
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2020, RB	5.00%	06/01/2033	25	28,500
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2020, RB	5.00%	06/01/2034	155	176,241
Los Angeles (County of), CA Public Works Financing Authority (Green Bonds), Series 2020 A, RB	5.00%	12/01/2045	150	161,757
Los Angeles Unified School District, Series 2019 A, Ref. GO Bonds	5.00%	07/01/2030	65	72,907
Los Angeles Unified School District, Series 2020 A, Ref. GO Bonds	5.00%	07/01/2032	160	182,602
Los Angeles Unified School District, Series 2020 C, GO Bonds	5.00%	07/01/2030	10	11,410
Los Angeles Unified School District, Series 2020 C, GO Bonds	4.00%	07/01/2037	35	35,770
Los Angeles Unified School District, Series 2020 RYQ, GO Bonds	5.00%	07/01/2032	20	22,825
Los Angeles Unified School District, Series 2020 RYQ, GO Bonds	5.00%	07/01/2033	130	148,301
Metropolitan Water District of Southern California, Series 2020 C, Ref. RB	5.00%	07/01/2039	115	126,413
Metropolitan Water District of Southern California, Series 2020 C, Ref. RB	5.00%	07/01/2040	90	98,757
Montebello Unified School District, Series 2022 B, GO Bonds, (INS - AGM)(a)	5.00%	08/01/2050	5	5,256
Sacramento (City of), CA Financing Authority (Westlake and Regency Park), Series 2006, Ref. RB, (INS - AMBAC)(a)	5.25%	12/01/2030	90	100,594
Sacramento (City of), CA Municipal Utility District, Series 2020 H, RB	5.00%	08/15/2035	35	39,641
Sacramento (City of), CA Municipal Utility District (Green Bonds), Series 2019 G, RB	5.00%	08/15/2030	70	78,838
Sacramento (City of), CA Municipal Utility District (Green Bonds), Series 2020 H, RB	5.00%	08/15/2038	25	27,631
Sacramento (City of), CA Municipal Utility District (Green Bonds), Series 2020 H, RB	5.00%	08/15/2050	120	128,480
Sacramento (County of), CA Sanitation Districts Financing Authority, Series 2020 A, Ref. RB	5.00%	12/01/2050	300	319,742
San Diego (City of), CA Public Facilities Financing Authority (Capital Improvement), Series 2021 A, RB	5.00%	10/15/2046	20	21,460
San Diego Unified School District, Series 2022 F-2, GO Bonds	5.00%	07/01/2030	5	5,705
San Francisco (City of), CA Public Utilities Commission (Green Bonds), Series 2020 A, RB	5.00%	11/01/2050	180	191,857
San Francisco (County of), CA Transportation Authority, Series 2017, RB	3.00%	02/01/2030	200	193,382
Santa Rosa (City of), CA, Series 2020 A, RB	5.00%	09/01/2034	100	112,906
Transbay Joint Powers Authority (Green Bonds), Series 2020 A, RB	5.00%	10/01/2045	45	45,461
Turlock (City of), CA Irrigation District, Series 2020, Ref. RB	5.00%	01/01/2041	250	271,564
University of California, Series 2020 BE, Ref. RB	5.00%	05/15/2038	205	226,000
University of California, Series 2020 BE, Ref. RB	5.00%	05/15/2039	190	208,638
University of California, Series 2020 BE, Ref. RB	5.00%	05/15/2043	100	108,598
University of California, Series 2020 BE, Ref. RB	4.00%	05/15/2047	195	192,339

				7,966,399

Colorado-2.08%
Colorado (State of), Series 2020 A, COP	5.00%	12/15/2030	40	45,101
Colorado (State of), Series 2020 A, COP	5.00%	12/15/2033	25	28,000
Colorado (State of) Health Facilities Authority (CommonSpirit Health), Series 2019 A, Ref. RB	5.00%	08/01/2030	30	32,023
Colorado (State of) Health Facilities Authority (Sanford Health), Series 2019 A, Ref. RB	5.00%	11/01/2030	70	75,644
Colorado (State of) Health Facilities Authority (SCL Health System), Series 2019 A, Ref. RB	4.00%	01/01/2036	45	45,272
Colorado (State of) Health Facilities Authority (SCL Health System), Series 2019 A, Ref. RB	4.00%	01/01/2037	20	20,001
Colorado (State of) Health Facilities Authority (SCL Health System), Series 2019 A, Ref. RB	4.00%	01/01/2038	205	202,211
Colorado Springs (City of), CO, Series 2020 C, RB	5.00%	11/15/2050	250	262,855
Denver (City & County of), CO, Series 2020 A, GO Bonds	5.00%	08/01/2033	40	45,196
Denver (City & County of), CO, Series 2020 B, Ref. GO Bonds	5.00%	08/01/2030	180	203,867
Denver City & County School District No. 1, Series 2021, GO Bonds	5.00%	12/01/2034	30	33,853

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado-(continued)
Denver City & County School District No. 1, Series 2021, GO Bonds	5.00%	12/01/2038	$25	$27,338
Denver City & County School District No. 1, Series 2021, GO Bonds	5.00%	12/01/2039	20	21,786
E-470 Public Highway Authority, Series 2020 A, Ref. RB	5.00%	09/01/2034	15	16,705
Jefferson County School District R-1, Series 2020, GO Bonds	4.00%	12/15/2032	10	10,565
Jefferson County School District R-1, Series 2020, GO Bonds	4.00%	12/15/2036	5	5,101

				1,075,518

Connecticut-2.22%
Connecticut (State of), Series 2020 A, GO Bonds	4.00%	01/15/2038	35	35,096
Connecticut (State of), Series 2020 A, RB	5.00%	05/01/2034	100	111,460
Connecticut (State of), Series 2020 A, RB	5.00%	05/01/2038	245	264,840
Connecticut (State of), Series 2020 C, GO Bonds	4.00%	06/01/2037	250	252,492
Connecticut (State of), Series 2020 C, GO Bonds	4.00%	06/01/2038	250	250,528
Connecticut (State of), Series 2021 A, GO Bonds	4.00%	01/15/2030	15	15,820
Connecticut (State of), Series 2022 D, Ref. GO Bonds	5.00%	09/15/2030	180	202,811
Connecticut (State of), Series 2022 E, GO Bonds	5.00%	11/15/2030	10	11,296

				1,144,343

Delaware-1.26%
Delaware (State of), Series 2020 A, GO Bonds	5.00%	01/01/2030	250	281,070
Delaware (State of), Series 2020 A, GO Bonds	4.00%	01/01/2032	100	105,094
Delaware (State of) Transportation Authority, Series 2020, Ref. RB	5.00%	07/01/2030	235	265,641

				651,805

District of Columbia-2.22%
District of Columbia, Series 2019 A, RB	5.00%	03/01/2030	10	11,100
District of Columbia, Series 2019 C, Ref. RB	5.00%	10/01/2030	10	11,087
District of Columbia, Series 2020 A, RB	5.00%	03/01/2032	200	222,092
District of Columbia, Series 2020 A, RB	5.00%	03/01/2036	195	215,993
District of Columbia, Series 2020 A, RB	5.00%	03/01/2037	170	186,571
District of Columbia, Series 2020 B, Ref. RB	5.00%	10/01/2030	50	56,681
Washington Metropolitan Area Transit Authority, Series 2020 A, RB	5.00%	07/15/2035	100	110,897
Washington Metropolitan Area Transit Authority, Series 2020 A, RB	5.00%	07/15/2039	105	113,055
Washington Metropolitan Area Transit Authority, Series 2020 A, RB	5.00%	07/15/2045	205	217,418

				1,144,894

Florida-2.90%
Broward (County of), FL School Board, Series 2020 A, COP	5.00%	07/01/2032	10	11,077
Broward (County of), FL School Board, Series 2020 A, COP	5.00%	07/01/2033	20	22,120
Broward (County of), FL School Board, Series 2020 A, COP	5.00%	07/01/2034	95	105,387
Duval County (County of), FL School Board, Series 2022 A, COP, (INS - AGM)(a)	5.00%	07/01/2032	60	66,426
Florida (State of), Series 2021 A, Ref. GO Bonds	5.00%	06/01/2030	215	242,424
Florida (State of), Series 2021 A, Ref. GO Bonds	5.00%	07/01/2030	20	22,634
Florida (State of), Series 2021 B, Ref. GO Bonds	5.00%	06/01/2030	30	33,827
Florida (State of), Series 2022 B, Ref. GO Bonds	5.00%	06/01/2030	50	56,378
Jacksonville (City of), FL, Series 2015, Ref. RB	3.00%	10/01/2030	50	48,468
JEA Electric System, Series 2020 3-A, Ref. RB	5.00%	10/01/2034	50	54,839
JEA Electric System, Series 2020 3-A, Ref. RB	5.00%	10/01/2035	115	125,466
Miami-Dade (County of), FL, Series 2020 A, Ref. RB	4.00%	10/01/2037	5	4,971
Miami-Dade (County of), FL, Series 2021, RB	5.00%	10/01/2030	35	39,391
Miami-Dade (County of), FL Transit System, Series 2020 A, RB	5.00%	07/01/2043	20	21,183
North Miami Beach (City of), FL, Series 2020 A, RB	5.00%	08/01/2049	250	263,474
Palm Beach County School District, Series 2020 A, COP	5.00%	08/01/2033	100	110,897
Palm Beach County School District, Series 2020 A, COP	5.00%	08/01/2034	50	55,406
Tampa (City of), FL, Series 2020 A, RB	5.00%	10/01/2046	200	212,905

				1,497,273

Georgia-1.76%
Atlanta (City of), GA, Series 2004, RB, (INS - AGM)(a)	5.75%	11/01/2030	105	123,722
DeKalb (County of), GA, Series 2022, Ref. RB	5.00%	10/01/2030	10	11,309

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

301

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	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia-(continued)
Gainesville (City of) & Hall (County of), GA Hospital Authority (Northeast Georgia Health System, Inc.), Series 2020, Ref. RB	5.00%	02/15/2032	$100	$108,015
Georgia (State of), Series 2022 A, GO Bonds	5.00%	07/01/2030	50	56,586
Georgia (State of) (Bid Group 2), Series 2020 A, GO Bonds	5.00%	08/01/2033	90	101,880
Georgia (State of) (Bidding Group 1), Series 2020 A, GO Bonds	5.00%	08/01/2030	30	33,998
Georgia (State of) (Bidding Group 1), Series 2020 A, GO Bonds	5.00%	08/01/2032	10	11,332
Georgia (State of) (Bidding Group 1), Series 2020 A, GO Bonds	4.00%	08/01/2035	20	20,903
Georgia (State of) (Bidding Group 1), Series 2021 A, Ref. GO Bonds	5.00%	07/01/2030	10	11,317
Georgia (State of) (Bidding Group 3), Series 2022 C, Ref. GO Bonds	5.00%	07/01/2030	10	11,317
Georgia (State of) (Tranche 1), Series 2019 A, GO Bonds	5.00%	07/01/2030	55	61,174
Georgia (State of) Road & Tollway Authority, Series 2020, RB	5.00%	06/01/2032	10	11,201
Henry County School District, Series 2021, GO Bonds	4.00%	08/01/2030	10	10,626
Private Colleges & Universities Authority (Emory University), Series 2020 B, Ref. RB	5.00%	09/01/2032	15	16,857
Private Colleges & Universities Authority (Emory University), Series 2020 B, Ref. RB	5.00%	09/01/2033	250	280,663
Private Colleges & Universities Authority (Emory University), Series 2020 B, Ref. RB	4.00%	09/01/2035	35	36,526

				907,426

Guam-0.08%
Guam (Territory of) Waterworks Authority, Series 2020 A, RB	5.00%	01/01/2050	40	39,814

Hawaii-0.73%
Hawaii (State of), Series 2019 FW, GO Bonds	5.00%	01/01/2030	15	16,436
Hawaii (State of), Series 2020 C, RB	5.00%	07/01/2050	125	129,658
Honolulu (City & County of), HI (Honolulu Rail Transit), Series 2020 B, Ref. GO Bonds	5.00%	03/01/2030	40	44,621
Honolulu (City & County of), HI (Honolulu Rail Transit), Series 2021, GO Bonds	5.00%	03/01/2030	165	184,063

				374,778

Illinois-5.18%
Chicago (City of), IL, Series 2020 A, Ref. GO Bonds	5.00%	01/01/2030	145	153,529
Chicago (City of), IL, Series 2023 B, Ref. RB, (INS - AGM)(a)	5.00%	01/01/2030	95	103,814
Chicago (City of), IL (O’Hare International Airport), Series 2020 A, Ref. RB	5.00%	01/01/2034	135	147,965
Chicago (City of), IL (O’Hare International Airport), Series 2020 A, Ref. RB	4.00%	01/01/2035	85	86,562
Chicago (City of), IL (O’Hare International Airport), Series 2020 A, Ref. RB	4.00%	01/01/2036	15	15,155
Chicago (City of), IL Metropolitan Water Reclamation District, Series 2021 C, Ref. GO Bonds	5.00%	12/01/2030	10	11,255
Cook (County of), IL, Series 2021 A, Ref. GO Bonds	5.00%	11/15/2033	200	218,070
Illinois (State of), Series 2020 B, GO Bonds	4.00%	10/01/2032	50	50,610
Illinois (State of), Series 2020, GO Bonds	5.50%	05/01/2030	450	495,153
Illinois (State of), Series 2021 A, GO Bonds	5.00%	12/01/2030	200	218,190
Illinois (State of), Series 2022 B, Ref. GO Bonds	5.00%	03/01/2030	35	37,894
Illinois (State of) Finance Authority (Advocate Health Care Network), Series 2008 A, Ref. RB	5.00%	11/01/2030	235	243,820
Illinois (State of) Finance Authority (Green Bonds), Series 2020, RB	5.00%	07/01/2030	25	28,095
Illinois (State of) Regional Transportation Authority, Series 2000, RB, (INS - NATL)(a)	6.50%	07/01/2030	30	35,001
Illinois (State of) Toll Highway Authority, Series 2019 B, Ref. RB	5.00%	01/01/2030	15	16,599
Illinois (State of) Toll Highway Authority, Series 2019, Ref. RB	5.00%	01/01/2030	175	193,652
Sales Tax Securitization Corp., Series 2021 A, Ref. RB	5.00%	01/01/2030	550	598,417
University of Illinois, Series 2023 A, Ref. RB	5.00%	04/01/2030	20	22,163

				2,675,944

Indiana-0.37%
Indiana (State of) Finance Authority, Series 2021, Ref. RB	5.00%	10/01/2030	15	16,821
Indiana (State of) Finance Authority (Green Bonds), Series 2021 A, Ref. RB	5.00%	02/01/2030	80	89,226
Indiana (State of) Finance Authority (Stadium), Series 2022 A, Ref. RB	5.00%	02/01/2030	75	83,788

				189,835

Kentucky-0.10%
Kentucky Bond Development Corp. (Kentucky Communications Network Authority), Series 2019, RB, (INS - BAM)(a)	5.00%	09/01/2049	50	51,886

Louisiana-0.82%
Louisiana (State of), Series 2019 A, GO Bonds	5.00%	03/01/2030	65	71,463

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

302

Invesco BulletShares 2030 Municipal Bond ETF (BSMU)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana-(continued)
Louisiana Local Government Environmental Facilities & Community Development Auth, Series 2021, Ref. RB	2.00%	06/01/2030	$180	$155,021
New Orleans (City of), LA, Series 2021 A, GO Bonds	5.00%	12/01/2046	75	78,093
New Orleans (City of), LA, Series 2021 A, GO Bonds	5.00%	12/01/2050	115	119,121

				423,698

Maryland-2.86%
Baltimore (City of), MD (Water), Series 2020 A, RB	5.00%	07/01/2050	100	104,990
Maryland (State of) (Bidding Group 1), Second Series 2021 A, GO Bonds	5.00%	08/01/2030	35	39,618
Maryland (State of) (Bidding Group 1), Series 2020 A, GO Bonds	5.00%	03/15/2030	50	56,251
Maryland (State of) (Bidding Group 2), Second Series 2019 A, GO Bonds	5.00%	08/01/2030	45	49,967
Maryland (State of) (Bidding Group 2), Series 2020 A, GO Bonds	5.00%	03/15/2033	125	140,623
Maryland (State of) (Bidding Group 2), Series 2020 A, GO Bonds	5.00%	08/01/2034	250	282,144
Maryland (State of) (Bidding Group 2), Series 2020 A, GO Bonds	5.00%	08/01/2035	200	223,663
Maryland (State of) Department of Transportation, Series 2020, RB	5.00%	10/01/2033	15	16,916
Maryland (State of) Department of Transportation, Series 2021 A, RB	4.00%	10/01/2030	150	158,126
Maryland (State of) Transportation Authority, Series 2020, RB	5.00%	07/01/2030	45	50,719
Maryland (State of) Transportation Authority, Series 2021 A, Ref. RB	5.00%	07/01/2030	75	84,532
Maryland State Transportation Authority, Series 2020, RB	5.00%	07/01/2034	15	16,822
Montgomery (County of), MD, Series 2020 B, Ref. GO Bonds	4.00%	11/01/2030	100	106,957
Prince George’s (County of), MD, Series 2019 A, GO Bonds	5.00%	07/15/2030	130	144,244

				1,475,572

Massachusetts-4.95%
Massachusetts (Commonwealth of), Series 2005, Ref. RB, (INS - NATL)(a)	5.50%	01/01/2030	25	28,315
Massachusetts (Commonwealth of), Series 2020 C, GO Bonds	2.75%	03/01/2050	15	10,550
Massachusetts (Commonwealth of), Series 2020 D, GO Bonds	5.00%	07/01/2041	20	21,444
Massachusetts (Commonwealth of), Series 2020 E, GO Bonds	5.00%	11/01/2045	370	392,912
Massachusetts (Commonwealth of), Series 2020 E, GO Bonds	5.00%	11/01/2050	380	400,965
Massachusetts (Commonwealth of), Series 2020, GO Bonds	5.00%	07/01/2036	190	210,252
Massachusetts (Commonwealth of), Series 2020, GO Bonds	5.00%	07/01/2040	225	242,234
Massachusetts (Commonwealth of), Series 2020, GO Bonds	5.00%	07/01/2045	265	280,743
Massachusetts (Commonwealth of) (Rail Enhancement Program), Series 2021 B, RB	5.00%	06/01/2043	105	112,388
Massachusetts (Commonwealth of) (Rail Enhancement Program) (Sustainability Bonds), Series 2021 A, RB	5.00%	06/01/2051	35	36,825
Massachusetts (Commonwealth of) Bay Transportation Authority, Series 2004 B, Ref. RB	5.25%	07/01/2030	200	228,622
Massachusetts (Commonwealth of) Bay Transportation Authority, Series 2007 A-1, Ref. RB	5.25%	07/01/2030	25	28,862
Massachusetts (Commonwealth of) Health & Educational Facilities Authority (Massachusetts Institute of Technology), Series 2004 M, RB	5.25%	07/01/2030	150	173,981
Massachusetts (Commonwealth of) School Building Authority (Social Bonds), Series 2020 A, RB	5.00%	08/15/2045	250	267,280
Massachusetts (Commonwealth of) School Building Authority (Social Bonds), Series 2020 A, RB	5.00%	08/15/2050	115	122,186

				2,557,559

Michigan-1.33%
Detroit City School District, Series 2005 A, Ref. GO Bonds, (INS - AGM)(a)	5.25%	05/01/2030	205	229,965
Michigan (State of), Series 2020 B, RB	5.00%	11/15/2032	15	16,951
Michigan (State of), Series 2020 B, RB	5.00%	11/15/2033	185	209,568
Michigan (State of), Series 2020 B, RB	4.00%	11/15/2038	50	50,250
Michigan (State of) Building Authority, Series 2020 I, Ref. RB	5.00%	10/15/2030	70	78,779
Walled Lake Consolidated School District, Series 2020, GO Bonds	5.00%	05/01/2050	95	99,668

				685,181

Minnesota-1.07%
Minnesota (State of), Series 2020 A, GO Bonds	5.00%	08/01/2035	50	55,913
Minnesota (State of), Series 2020 A, GO Bonds	5.00%	08/01/2040	140	151,948
Minnesota (State of), Series 2021 A, GO Bonds	5.00%	09/01/2030	275	310,962
Minnesota (State of), Series 2022 A, Ref. RB	5.00%	03/01/2030	30	33,786

				552,609

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

303

Invesco BulletShares 2030 Municipal Bond ETF (BSMU)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Mississippi-0.09%
Mississippi (State of), Series 2021 A, GO Bonds	4.00%	06/01/2034	$20	$20,738
Mississippi (State of), Series 2021 A, GO Bonds	4.00%	06/01/2035	5	5,143
Mississippi (State of), Series 2021 A, GO Bonds	4.00%	06/01/2036	20	20,350

				46,231

Missouri-1.08%
Curators of the University of Missouri (The), Series 2020 B, RB	5.00%	11/01/2030	150	169,645
Jackson County Reorganized School District No. 7, Series 2020, Ref. GO Bonds	4.00%	03/01/2030	50	52,356
Missouri (State of) Health & Educational Facilities Authority (SSM Health), Series 2022 A, RB	5.00%	06/01/2030	50	54,554
Missouri (State of) Highway & Transportation Commission, Series 2022 A, RB	5.00%	05/01/2030	25	28,103
St. Louis Municipal Finance Corp., Series 2020, RB, (INS - AGM)(a)	5.00%	10/01/2049	250	254,488

				559,146

Montana-0.26%
Montana (State of) Facility Finance Authority (SCL Health System), Series 2019 A, Ref. RB	4.00%	01/01/2037	135	135,008

Nebraska-0.31%
Omaha (City of), NE Public Power District, Series 2021 A, RB	5.00%	02/01/2046	150	159,740

Nevada-0.31%
Clark (County of), NV, Series 2020 C, Ref. RB	5.00%	07/01/2030	70	78,482
Clark (County of), NV Department of Aviation, Series 2019, Ref. RB	5.00%	07/01/2030	75	82,156

				160,638

New Jersey-2.21%
New Jersey (State of), Series 2021, GO Bonds	2.00%	06/01/2030	600	524,883
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	4.00%	06/15/2036	10	10,088
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	5.00%	06/15/2050	405	419,671
New Jersey (State of) Transportation Trust Fund Authority, Series 2022 AA, Ref. RB	5.00%	06/15/2030	170	186,375

				1,141,017

New Mexico-0.23%
New Mexico (State of) Finance Authority, Series 2021 A, RB	5.00%	06/15/2030	50	56,184
New Mexico (State of) Severance Tax Permanent Fund, Series 2021 A, RB	5.00%	07/01/2030	10	11,245
New Mexico (State of) Severance Tax Permanent Fund, Series 2022 A, RB	5.00%	07/01/2030	45	50,600

				118,029

New York-24.07%
Long Island (City of), NY Power Authority, Series 2020 A, Ref. RB	5.00%	09/01/2037	155	168,634
Metropolitan Transportation Authority (Green Bonds), Series 2020 A-1, RB	5.00%	11/15/2047	70	71,018
Metropolitan Transportation Authority (Green Bonds), Series 2020 A-1, RB	5.00%	11/15/2049	20	20,247
Metropolitan Transportation Authority (Green Bonds), Series 2020 C-1, RB	4.75%	11/15/2045	115	114,999
Metropolitan Transportation Authority (Green Bonds), Series 2020 C-1, RB	5.25%	11/15/2055	530	545,303
Metropolitan Transportation Authority (Green Bonds), Series 2020 E, Ref. RB	5.00%	11/15/2032	10	10,854
Metropolitan Transportation Authority (Green Bonds), Series 2020 E, Ref. RB	5.00%	11/15/2033	10	10,832
Nassau (County Of), NY Interim Finance Authority, Series 2021 A, Ref. RB	5.00%	11/15/2030	120	137,893
New York & New Jersey (States of) Port Authority, Two Hundred Thirtieth Series 2022, Ref. RB	4.00%	12/01/2030	35	37,605
New York & New Jersey (States of) Port Authority, Two Hundred Twelfth Series 2019, Ref. RB	5.00%	09/01/2030	130	143,945
New York & New Jersey (States of) Port Authority, Two Hundred Twenty Second Series 2020, Ref. RB	5.00%	07/15/2033	140	157,169
New York & New Jersey (States of) Port Authority, Two Hundred Twenty Second Series 2020, Ref. RB	5.00%	07/15/2034	30	33,502
New York & New Jersey (States of) Port Authority, Two Hundred Twenty Second Series 2020, Ref. RB	5.00%	07/15/2035	50	55,347
New York (City of), NY, Series 2020 A-1, Ref. GO Bonds	5.00%	08/01/2030	200	224,124
New York (City of), NY, Series 2020 A-1, Ref. GO Bonds	4.00%	08/01/2034	5	5,162
New York (City of), NY, Series 2020 B-1, Ref. GO Bonds	5.00%	11/01/2032	250	279,194
New York (City of), NY, Series 2020 C, GO Bonds	5.00%	08/01/2032	365	406,360
New York (City of), NY, Series 2020 C, GO Bonds	5.00%	08/01/2035	150	164,616
New York (City of), NY, Series 2020 C, GO Bonds	4.00%	08/01/2036	15	15,156
New York (City of), NY, Series 2020 C, GO Bonds	5.00%	08/01/2038	200	214,764
New York (City of), NY, Series 2020 C, GO Bonds	4.00%	08/01/2041	15	14,609
New York (City of), NY, Series 2020 C, GO Bonds	5.00%	08/01/2042	20	21,146
New York (City of), NY, Series 2020 C-1, Ref. GO Bonds	5.00%	08/01/2030	95	106,459

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

304

Invesco BulletShares 2030 Municipal Bond ETF (BSMU)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (City of), NY, Series 2020 D-1, GO Bonds	5.00%	03/01/2043	$100	$105,283
New York (City of), NY, Series 2020 DD-1, RB	5.00%	06/15/2030	115	130,431
New York (City of), NY, Series 2021-1, GO Bonds	5.00%	04/01/2030	40	44,602
New York (City of), NY, Series 2022 B-1, Ref. GO Bonds	5.00%	08/01/2030	75	84,047
New York (City of), NY, Series 2022 C, Ref. GO Bonds	5.00%	08/01/2030	10	11,206
New York (City of), NY, Subseries 2008 L-6, GO Bonds	5.00%	04/01/2030	55	60,032
New York (City of), NY Industrial Development Agency (Yankee Stadium), Series 2020, Ref. RB, (INS - AGM)(a)	4.00%	03/01/2032	200	206,187
New York (City of), NY Municipal Water Finance Authority, Series 2020 AA-2, RB	4.00%	06/15/2042	10	9,758
New York (City of), NY Municipal Water Finance Authority, Series 2020 EE, Ref. RB	5.00%	06/15/2030	150	170,128
New York (City of), NY Municipal Water Finance Authority, Series 2020 FF, Ref. RB	5.00%	06/15/2041	55	58,711
New York (City of), NY Municipal Water Finance Authority, Series 2020 GG, RB	5.00%	06/15/2030	75	85,064
New York (City of), NY Municipal Water Finance Authority, Series 2020 GG-1, RB	5.00%	06/15/2048	150	157,007
New York (City of), NY Municipal Water Finance Authority, Series 2020, Ref. RB	5.00%	06/15/2041	5	5,337
New York (City of), NY Municipal Water Finance Authority, Series 2020, Ref. RB	5.00%	06/15/2050	190	199,173
New York (City of), NY Municipal Water Finance Authority, Series 2021 AA-2, Ref. RB	5.00%	06/15/2030	115	130,431
New York (City of), NY Municipal Water Finance Authority, Series 2021 AA-2, Ref. RB	5.00%	06/15/2032	100	113,070
New York (City of), NY Municipal Water Finance Authority, Series 2022 E, Ref. RB	5.00%	06/15/2030	235	266,533
New York (City of), NY Transitional Finance Authority, Series 2010, RB	5.00%	05/01/2030	20	22,227
New York (City of), NY Transitional Finance Authority, Series 2020 C-1, RB	4.00%	05/01/2039	15	14,870
New York (City of), NY Transitional Finance Authority, Series 2020, RB	5.00%	05/01/2033	245	273,719
New York (City of), NY Transitional Finance Authority, Series 2020, RB	5.00%	05/01/2034	215	239,446
New York (City of), NY Transitional Finance Authority, Series 2020, RB	5.00%	05/01/2034	40	44,548
New York (City of), NY Transitional Finance Authority, Series 2020, RB	5.00%	05/01/2037	60	65,015
New York (City of), NY Transitional Finance Authority, Series 2020, RB	5.00%	05/01/2041	285	304,062
New York (City of), NY Transitional Finance Authority, Series 2020, RB	3.00%	05/01/2046	100	76,336
New York (City of), NY Transitional Finance Authority, Series 2020, Ref. RB	5.00%	11/01/2030	70	78,353
New York (City of), NY Transitional Finance Authority, Series 2020, Ref. RB	5.00%	11/01/2032	15	16,782
New York (City of), NY Transitional Finance Authority, Series 2020, Ref. RB	5.00%	11/01/2033	60	66,993
New York (City of), NY Transitional Finance Authority, Series 2020, Ref. RB	4.00%	11/01/2035	20	20,420
New York (City of), NY Transitional Finance Authority, Series 2020, Ref. RB	5.00%	11/01/2036	35	38,107
New York (City of), NY Transitional Finance Authority, Series 2021 A-1, Ref. RB	5.00%	11/01/2030	5	5,597
New York (City of), NY Transitional Finance Authority, Series 2021 C-1, RB	4.00%	05/01/2035	5	5,125
New York (City of), NY Transitional Finance Authority, Series 2021 C-1, RB	4.00%	05/01/2036	10	10,127
New York (City of), NY Transitional Finance Authority, Series 2021 D-1, RB	5.00%	11/01/2034	10	11,111
New York (City of), NY Transitional Finance Authority, Series 2021 D-1, RB	5.00%	11/01/2036	65	70,771
New York (City of), NY Transitional Finance Authority, Series 2022 B-1, Ref. RB	5.00%	11/01/2030	15	16,790
New York (City of), NY Transitional Finance Authority, Series 2022 S-1A, Ref. RB	5.00%	07/15/2030	65	73,306
New York (City of), NY Transitional Finance Authority, Series 2022, Ref. RB	5.00%	11/01/2030	20	22,387
New York (City of), NY Transitional Finance Authority, Series 2023 E-1, Ref. RB	5.00%	11/01/2030	60	67,160
New York (City of), NY Transitional Finance Authority, Subseries 2021 S-1, Ref. RB	5.00%	07/15/2030	205	231,197
New York (City of), NY Trust for Cultural Resources (Lincoln Center for Performing Arts), Series 2020 A, Ref. RB	5.00%	12/01/2032	100	111,657
New York (State of) Dormitory Authority, Series 2019 D, Ref. RB	5.00%	02/15/2030	85	95,019
New York (State of) Dormitory Authority, Series 2020 A, Ref. RB	5.00%	03/15/2032	85	94,884
New York (State of) Dormitory Authority, Series 2020 D, Ref. RB	5.00%	02/15/2033	265	292,981
New York (State of) Dormitory Authority, Series 2020 D, Ref. RB	5.00%	02/15/2034	780	860,243
New York (State of) Dormitory Authority, Series 2020 D, Ref. RB	5.00%	02/15/2035	120	131,614
New York (State of) Dormitory Authority, Series 2020 D, Ref. RB	4.00%	02/15/2039	20	19,841
New York (State of) Dormitory Authority, Series 2020 D, Ref. RB	5.00%	02/15/2041	90	95,023
New York (State of) Dormitory Authority, Series 2021 A, RB, (INS - AGM)(a)	5.00%	10/01/2030	125	138,148
New York (State of) Dormitory Authority, Series 2022 A, RB, (INS - BAM)(a)	5.00%	10/01/2030	75	83,902
New York (State of) Dormitory Authority, Series 2022 A, RB, (INS - BAM)(a)	5.00%	10/01/2033	10	11,156
New York (State of) Dormitory Authority, Series 2022 A, RB, (INS - BAM)(a)	5.00%	10/01/2034	255	283,409
New York (State of) Dormitory Authority, Series 2022 A, RB, (INS - BAM)(a)	5.00%	10/01/2036	15	16,369
New York (State of) Dormitory Authority, Series 2022 A, RB, (INS - BAM)(a)	5.00%	10/01/2042	15	15,878
New York (State of) Dormitory Authority (General Purpose), Series 2020 D, Ref. RB	5.00%	02/15/2048	15	15,611
New York (State of) Thruway Authority, Series 2019 B, RB	5.00%	01/01/2036	25	27,207

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

305

Invesco BulletShares 2030 Municipal Bond ETF (BSMU)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (State of) Thruway Authority, Series 2019 B, RB	4.00%	01/01/2037	$200	$199,619
New York (State of) Thruway Authority, Series 2020 N, RB	5.00%	01/01/2035	40	44,039
New York (State of) Thruway Authority, Series 2020 N, RB	5.00%	01/01/2036	15	16,369
New York (State of) Thruway Authority, Series 2020 N, RB	5.00%	01/01/2037	5	5,409
New York (State of) Thruway Authority (Bidding Group 5), Series 2021 A-1, Ref. RB	5.00%	03/15/2030	185	206,728
New York State Urban Development Corp., Series 2020 A, RB	5.00%	03/15/2030	165	183,965
New York State Urban Development Corp., Series 2020 A, RB	5.00%	03/15/2035	5	5,536
New York State Urban Development Corp., Series 2020 A, RB	5.00%	03/15/2036	500	548,547
New York State Urban Development Corp., Series 2020 A, RB	5.00%	03/15/2037	25	27,183
New York State Urban Development Corp., Series 2020 A, RB	5.00%	03/15/2041	180	191,064
New York State Urban Development Corp., Series 2020 C, Ref. RB	5.00%	03/15/2047	350	366,076
New York State Urban Development Corp., Series 2020, Ref. RB	5.00%	03/15/2032	40	44,758
New York State Urban Development Corp., Series 2020, Ref. RB	5.00%	03/15/2035	40	44,286
New York State Urban Development Corp., Series 2020, Ref. RB	5.00%	03/15/2043	55	58,011
New York State Urban Development Corp., Series 2020, Ref. RB	5.00%	03/15/2044	165	173,545
New York State Urban Development Corp., Series 2022, Ref. RB	5.00%	09/15/2030	65	73,018
New York State Urban Development Corp. (Bidding Group 1), Series 2021 A, Ref. RB	5.00%	03/15/2030	90	100,401
New York State Urban Development Corp. (Bidding Group 4), Series 2020 E, Ref. RB	5.00%	03/15/2030	200	222,988
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020 C, Ref. RB	5.00%	12/01/2033	70	75,776
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020 C, Ref. RB	5.00%	12/01/2034	25	26,949
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020 C, Ref. RB	5.00%	12/01/2036	50	52,973
Triborough Bridge & Tunnel Authority, Series 2018 B, Ref. RB	5.00%	11/15/2030	185	208,843
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2020 A, RB	5.00%	11/15/2049	500	523,737
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2020 A, RB	5.00%	11/15/2054	20	20,869
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2022 B, RB	5.00%	05/15/2030	90	101,116
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute), Series 2020 A, Ref. RB	5.00%	09/01/2037	20	20,952
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute), Series 2020, Ref. RB	5.00%	09/01/2033	20	21,526

				12,427,612

North Carolina-2.19%
Charlotte (City of), NC, Series 2020, Ref. RB	5.00%	07/01/2030	10	11,317
North Carolina (State of), Series 2019 B, GO Bonds	5.00%	06/01/2030	25	27,838
North Carolina (State of), Series 2020 A, GO Bonds	5.00%	06/01/2030	500	566,393
North Carolina (State of) Turnpike Authority (Triangle Expressway), Series 2019, RB	5.00%	01/01/2043	250	259,227
North Carolina (State of) Turnpike Authority (Triangle Expressway), Series 2019, RB, (INS - AGM)(a)	5.00%	01/01/2049	110	112,645
North Carolina State University at Raleigh, Series 2020 A, Ref. RB	5.00%	10/01/2030	10	11,211
Wake (County of), NC, Series 2021, RB	5.00%	03/01/2030	20	22,423
Western Carolina University, Series 2020 B, RB	4.00%	04/01/2050	125	118,230

				1,129,284

Ohio-1.26%
Allen (County of), OH (Bon Secours Mercy Health, Inc.), Series 2020, Ref. RB	5.00%	12/01/2030	5	5,493
American Municipal Power, Inc. (Prairie State Energy Campus), Series 2019, Ref. RB	5.00%	02/15/2033	35	38,388
Columbus (City of), OH, Series 2021 A, GO Bonds	5.00%	04/01/2032	60	67,930
Columbus (City of), OH, Series 2021 A, GO Bonds	5.00%	04/01/2034	10	11,294
Columbus (City of), OH, Series 2021 A, GO Bonds	5.00%	04/01/2035	15	16,837
Ohio (State of), Series 2021 B, Ref. GO Bonds	5.00%	09/15/2030	110	124,461
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2020 A, RB	5.00%	06/01/2032	20	22,528
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2020 A, RB	5.00%	12/01/2032	5	5,632
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2020 A, RB	5.00%	12/01/2040	200	215,985
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2020 A, RB	5.00%	12/01/2050	135	142,856

				651,404

Oklahoma-0.02%
Oklahoma (State of) Turnpike Authority, Series 2020 A, Ref. RB	5.00%	01/01/2030	10	11,133

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

306

Invesco BulletShares 2030 Municipal Bond ETF (BSMU)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oregon-1.19%
Medford (City of), OR Hospital Facilities Authority (Asante), Series 2020 A, Ref. RB	5.00%	08/15/2050	$150	$152,538
Oregon (State of) Department of Transportation, Series 2020 A, RB	5.00%	11/15/2037	65	71,528
Oregon (State of) Department of Transportation, Series 2020 A, RB	5.00%	11/15/2039	90	98,311
Oregon (State of) Department of Transportation, Series 2020 A, RB	5.00%	11/15/2040	10	10,880
Portland (City of), OR, Series 2019 A, Ref. RB	5.00%	03/01/2030	50	55,616
Salem-Keizer School District No. 24J, Series 2020 B, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2034	200	223,582

				612,455

Pennsylvania-1.55%
Allegheny (County of), PA Higher Education Building Authority (Carnegie Mellon University), Series 2020, RB	5.00%	02/01/2030	50	55,859
Allegheny (County of), PA Hospital Development Authority (University of Pittsburgh Medical Center), Series 2019, Ref. RB	5.00%	07/15/2030	35	37,959
Monroeville Finance Authority, Series 2022 B, Ref. RB	5.00%	02/15/2030	5	5,460
Pennsylvania (Commonwealth of), First Series 2020, GO Bonds	5.00%	05/01/2030	30	33,589
Pennsylvania (Commonwealth of), First Series 2020, GO Bonds	4.00%	05/01/2032	20	20,843
Pennsylvania (Commonwealth of), Series 2022, GO Bonds	5.00%	10/01/2030	15	16,902
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority, Series 2020 A, Ref. RB, (INS - AGM)(a)	5.00%	05/01/2046	40	41,783
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2020 B, RB	5.00%	12/01/2045	230	239,728
Philadelphia (City of), PA, Series 2020 A, RB	5.00%	11/01/2045	305	317,628
Philadelphia (City of), PA Authority for Industrial Development (Children’s Hospital of Philadelphia), Series 2021, Ref. RB	5.00%	07/01/2030	30	33,498

				803,249

Rhode Island-0.15%
Rhode Island Commerce Corp. (Garvee), Series 2020 A, RB	5.00%	05/15/2034	65	71,609
Rhode Island Commerce Corp. (Garvee), Series 2020 A, RB	5.00%	05/15/2035	5	5,465

				77,074

South Carolina-0.34%
South Carolina (State of) Public Service Authority, Series 2020 A, Ref. RB	5.00%	12/01/2032	90	97,049
South Carolina (State of) Transportation Infrastructure Bank, Series 2021 B, Ref. RB	5.00%	10/01/2030	70	78,781

				175,830

Tennessee-0.44%
Knox County Health Educational & Housing Facility Board, Series 2020 A, RB	5.00%	09/01/2030	50	52,265
Metropolitan Nashville Airport Authority (The), Series 2019 A, RB	5.00%	07/01/2049	70	72,754
Metropolitan Nashville Airport Authority (The), Series 2019 A, RB	5.00%	07/01/2054	100	103,495

				228,514

Texas-6.96%
Austin (City of), TX, Series 2020 A, Ref. RB	5.00%	11/15/2050	25	26,143
Board of Regents of the University of Texas System, Series 2020 A, Ref. RB	5.00%	08/15/2030	85	95,592
Conroe Independent School District, Series 2020 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2030	170	189,405
Cypress-Fairbanks Independent School District, Series 2019, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2030	25	27,479
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2020 A, Ref. RB	5.00%	11/01/2032	10	11,013
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2020 A, Ref. RB	4.00%	11/01/2034	400	408,804
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2020, Ref. RB	4.00%	11/01/2034	20	20,440
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2021 A, Ref. RB	5.00%	11/01/2034	5	5,465
Dallas (City of), TX, Series 2020 C, Ref. RB	5.00%	10/01/2038	5	5,424
Dallas (City of), TX, Series 2020 C, Ref. RB	5.00%	10/01/2045	15	15,946
Dallas (City of), TX Area Rapid Transit, Series 2021 B, Ref. RB	5.00%	12/01/2047	250	263,427
Dallas College, Series 2022, GO Bonds	5.00%	02/15/2030	50	55,399
Harris (County of), TX, Series 2022 A, Ref. GO Bonds	5.00%	08/15/2030	25	27,916
Harris (County of), TX Port Authority of Houston, Series 2020 A-2, Ref. GO Bonds	4.00%	10/01/2037	160	160,248
Harris (County of), TX Toll Road Authority (The), Series 2021, Ref. RB	4.00%	08/15/2045	20	18,542
Houston (City of), TX, Series 2019 A, Ref. GO Bonds	5.00%	03/01/2030	30	32,729

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

307

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August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Houston (City of), TX, Series 2019 A, Ref. RB	5.00%	11/15/2032	$140	$156,384
Houston (City of), TX, Series 2020 C, Ref. RB	4.00%	11/15/2036	40	40,423
Houston (City of), TX, Series 2020 C, Ref. RB	5.00%	11/15/2045	125	132,891
Lower Colorado River Authority (LCRA Transmission Services Corp.), Series 2021, Ref. RB	5.00%	05/15/2039	100	105,612
Lower Colorado River Authority (LCRA Transmission Services Corp.), Series 2021, Ref. RB	5.00%	05/15/2051	75	77,442
Matagorda (County of), TX Navigation District No. 1 (AEP TEX), Series 2005 A, Ref. RB, (INS - AMBAC)(a)	4.40%	05/01/2030	125	125,617
North Texas Municipal Water District, Series 2021 A, Ref. RB	4.00%	09/01/2030	10	10,569
North Texas Tollway Authority, Series 2021 B, RB	5.00%	01/01/2030	75	82,858
Permanent University Fund - University of Texas System, Series 2007 B, Ref. RB	5.25%	07/01/2030	250	284,451
Plainview Independent School District, Series 2020 A, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2046	25	26,600
Plano Independent School District, Series 2023, GO Bonds	5.00%	02/15/2030	115	128,412
Round Rock Independent School District, Series 2019 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/01/2030	210	230,899
Royse (City of), TX Independent School District, Series 2021, GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2051	65	60,352
San Antonio (City of), TX, Series 2019, Ref. RB	5.00%	02/01/2035	35	38,331
San Antonio (City of), TX, Series 2019, Ref. RB	5.00%	02/01/2036	20	21,732
San Antonio (City of), TX Water System, Series 2020 A, Ref. RB	5.00%	05/15/2050	200	208,917
Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2020 A, Ref. RB	5.00%	08/15/2039	200	210,066
Texas (State of) Water Development Board, Series 2020, RB	5.00%	08/01/2030	200	223,728
Texas (State of) Water Development Board, Series 2020, RB	4.00%	08/01/2035	20	20,336
Texas (State of) Water Development Board, Series 2021, RB	5.00%	08/01/2030	15	16,780
Trinity River Authority, Series 2019, Ref. RB	5.00%	08/01/2030	25	27,417

				3,593,789

Utah-0.61%
Intermountain Power Agency, Series 2022 A, Ref. RB	5.00%	07/01/2030	170	190,044
University of Utah (The) (Green Bonds), Series 2022 B, RB	5.00%	08/01/2030	20	22,519
Utah (County of), UT (IHC Health Services, Inc.), Series 2020 A, RB	5.00%	05/15/2043	100	104,769

				317,332

Virginia-1.76%
Fairfax (County of), VA, Series 2020 A, Ref. GO Bonds	5.00%	10/01/2030	65	73,168
Fairfax (County of), VA, Series 2020 A, Ref. GO Bonds	5.00%	10/01/2031	100	112,653
Hampton (City of), VA Roads Transportation Accountability Commission, Series 2020 A, RB	5.00%	07/01/2050	150	158,878
Hampton Roads Transportation Accountability Commission, Series 2020 A, RB	4.00%	07/01/2040	150	147,737
Virginia (Commonwealth of) College Building Authority, Series 2022 A, RB	5.00%	02/01/2030	100	111,779
Virginia (Commonwealth of) College Building Authority (21st Centuity College and Equipment), Series 2020, RB	5.00%	02/01/2034	50	55,616
Virginia (Commonwealth of) College Building Authority (21st Century College and Equipment Programs), Series 2019 C, Ref. RB	5.00%	02/01/2030	75	82,591
Virginia (Commonwealth of) Public Building Authority (Bidding Group 1), Series 2022 A, RB	5.00%	08/01/2030	150	168,889

				911,311

Washington-4.77%
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2021 S-1, Ref. RB	5.00%	11/01/2030	100	113,372
Energy Northwest (Columbia Generating Station), Series 2020 A, Ref. RB	5.00%	07/01/2037	125	136,096
Energy Northwest (Columbia Generating Station), Series 2020 A, Ref. RB	4.00%	07/01/2039	250	247,453
Energy Northwest (Columbia Generating Station), Series 2020 A, Ref. RB	5.00%	07/01/2039	100	107,837
King (County of), WA, Series 2021 A, GO Bonds	5.00%	01/01/2030	75	84,136
King County School District No. 411 Issaquah, Series 2016, GO Bonds, (CEP - Oregon School Bond Guaranty)	3.00%	12/01/2030	110	106,923
King County School District No. 411 Issaquah, Series 2020, GO Bonds, (CEP - Oregon School Bond Guaranty)	4.00%	12/01/2033	35	36,684
North Thurston Public Schools, Series 2020, GO Bonds, (CEP - Oregon School Bond Guaranty)	4.00%	12/01/2034	30	31,209
Washington (State of), Series 2019 A, GO Bonds	5.00%	08/01/2030	15	16,638
Washington (State of), Series 2019 C, GO Bonds	5.00%	02/01/2030	155	170,582

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

308

Invesco BulletShares 2030 Municipal Bond ETF (BSMU)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington-(continued)
Washington (State of), Series 2020 A, GO Bonds	5.00%	08/01/2041	$75	$80,446
Washington (State of), Series 2020 A, GO Bonds	5.00%	08/01/2043	25	26,676
Washington (State of), Series 2020 C, GO Bonds	5.00%	02/01/2034	50	55,641
Washington (State of), Series 2020 C, GO Bonds	5.00%	02/01/2037	150	163,109
Washington (State of), Series 2020 C, GO Bonds	5.00%	02/01/2041	115	122,785
Washington (State of), Series 2020 C, GO Bonds	5.00%	02/01/2043	260	276,421
Washington (State of), Series 2021 A, Ref. GO Bonds	5.00%	06/01/2038	80	86,654
Washington (State of), Series 2021 A, Ref. GO Bonds	5.00%	06/01/2040	30	32,202
Washington (State of), Series 2023 B, Ref. GO Bonds	5.00%	07/01/2030	100	112,446
Washington (State of) (Bid Group 1), Series 2020 A, GO Bonds	5.00%	08/01/2030	100	112,593
Washington (State of) (Bid Group 1), Series 2020 A, GO Bonds	5.00%	08/01/2032	70	78,574
Washington (State of) (Bid Group 1), Series 2020 A, GO Bonds	5.00%	08/01/2033	110	123,410
Washington (State of) Health Care Facilities Authority (Seattle Cancer Care Alliance), Series 2020, Ref. RB	5.00%	09/01/2050	100	102,538
Washington (State of) Health Care Facilities Authority (Seattle Cancer Care Alliance), Series 2020, Ref. RB	5.00%	09/01/2055	40	40,898

				2,465,323

Wisconsin-0.33%
Wisconsin (State of), Series 2021 1, Ref. GO Bonds	5.00%	05/01/2030	150	168,521

TOTAL INVESTMENTS IN SECURITIES(b)-98.63% (Cost $52,611,835)				50,929,556
OTHER ASSETS LESS LIABILITIES-1.37%				709,337

NET ASSETS-100.00%				$51,638,893

Investment Abbreviations:

AGM	-Assured Guaranty Municipal Corp.
AMBAC	-American Municipal Bond Assurance Corp.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
NATL	-National Public Finance Guarantee Corp.
RB	-Revenue Bonds
Ref.	-Refunding

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

309

Invesco BulletShares 2031 Municipal Bond ETF (BSMV)

August 31, 2023

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.79%
Alabama-0.23%
Alabama (State of) Public School & College Authority (Social Bonds), Series 2020 A, Ref. RB	5.00%	11/01/2031	$60	$67,650

Arizona-0.85%
Maricopa (County of), AZ Special Health Care District, Series 2021 D, GO Bonds	4.00%	07/01/2035	20	20,501
Mesa (City of), AZ, Series 2021, Ref. RB	4.00%	07/01/2035	65	66,538
Salt River Project Agricultural Improvement & Power District, Series 2020 A, Ref. RB	5.00%	01/01/2045	150	159,917

				246,956

Arkansas-0.40%
University of Arkansas, Series 2021 A, RB	5.00%	12/01/2045	110	116,333

California-16.80%
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2031	95	108,899
California (State of), Series 2020, GO Bonds	5.00%	11/01/2031	145	164,989
California (State of), Series 2020, Ref. GO Bonds	5.00%	03/01/2031	20	22,518
California (State of), Series 2020, Ref. GO Bonds	5.00%	11/01/2031	75	85,339
California (State of), Series 2021, GO Bonds	4.00%	10/01/2033	140	149,884
California (State of), Series 2021, GO Bonds	4.00%	10/01/2034	250	264,986
California (State of), Series 2021, GO Bonds	4.00%	10/01/2039	155	157,020
California (State of), Series 2021, Ref. GO Bonds	5.00%	09/01/2031	100	115,399
California (State of), Series 2021, Ref. GO Bonds	5.00%	10/01/2032	30	34,359
California (State of), Series 2021, Ref. GO Bonds	5.00%	09/01/2041	100	109,730
California (State of), Series 2021, Ref. GO Bonds	4.00%	10/01/2041	50	50,232
California (State of) (Bid Group C), Series 2021 C, Ref. GO Bonds	5.00%	10/01/2031	35	40,435
California (State of) Department of Water Resources (Central Valley), Series 2020 BB, Ref. RB	5.00%	12/01/2031	10	11,535
California (State of) Department of Water Resources (Central Valley), Series 2021, RB	5.00%	12/01/2031	15	17,446
California (State of) Department of Water Resources (Central Valley), Series 2021, RB	5.00%	12/01/2033	5	5,803
California (State of) Health Facilities Financing Authority (Cedars Sinai Health System), Series 2021, Ref. RB	5.00%	08/15/2051	150	159,438
California (State of) Public Works Board, Series 2021 A, Ref. RB	5.00%	02/01/2031	150	171,375
California (State of) Public Works Board (Green Bonds), Series 2021 C, RB	4.00%	11/01/2039	100	100,203
California (State of) Public Works Board (Green Bonds), Series 2021, RB	4.00%	11/01/2035	150	157,341
California (State of) Public Works Board (Sacramento Region New Natural Resources Headquarters) (Green Bonds), Series 2021, RB	5.00%	11/01/2034	60	68,822
California (State of) Public Works Board (Various Capital), Series 2021 B, RB	5.00%	05/01/2034	45	51,384
California (State of) Public Works Board (Various Capital), Series 2021 B, RB	5.00%	05/01/2035	25	28,473
Contra Costa (County of), CA Transportation Authority, Series 2021 A, Ref. RB	4.00%	03/01/2034	50	53,259
Contra Costa (County of), CA Water District, Series 2021 W, Ref. RB	5.00%	10/01/2051	50	53,645
East Bay Municipal Utility District, Series 2022 B-2, Ref. RB	5.00%	06/01/2031	15	17,467
Foothill-De Anza Community College District, Series 2021 A, Ref. GO Bonds	3.00%	08/01/2039	30	25,453
Los Angeles (City of), CA Department of Airports, Series 2021 B, Ref. RB	5.00%	05/15/2033	125	144,505
Los Angeles (City of), CA Department of Airports, Series 2021 B, Ref. RB	5.00%	05/15/2036	5	5,672
Los Angeles (City of), CA Department of Airports, Series 2021 B, Ref. RB	5.00%	05/15/2045	20	21,677
Los Angeles (City of), CA Department of Airports, Series 2021 B, Ref. RB	5.00%	05/15/2048	70	75,362
Los Angeles (City of), CA Department of Water & Power, Series 2021 B, Ref. RB	5.00%	07/01/2037	250	280,677
Los Angeles (City of), CA Department of Water & Power, Series 2021, RB	5.00%	07/01/2045	55	59,420
Los Angeles (City of), CA Department of Water & Power, Series 2021, RB	5.00%	07/01/2051	100	106,771
Los Angeles (City of), CA Department of Water & Power, Series 2022 A, RB	5.00%	07/01/2039	35	39,128
Los Angeles (City of), CA Department of Water & Power, Series 2022 A, RB	5.00%	07/01/2041	65	71,673
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2021 A, RB	5.00%	06/01/2033	110	127,127
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2021 A, RB	4.00%	06/01/2038	5	5,160
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2021 A, RB	5.00%	07/01/2038	100	111,835
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2021 A, RB	4.00%	06/01/2039	10	10,233
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2021 A, RB	5.00%	07/01/2041	20	22,065
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2021 A, RB	5.00%	07/01/2046	60	65,344

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

310

Invesco BulletShares 2031 Municipal Bond ETF (BSMV)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2020, RB	5.00%	06/01/2031	$10	$11,415
Los Angeles Unified School District, Series 2021 A, Ref. GO Bonds	5.00%	07/01/2031	10	11,517
Los Angeles Unified School District, Series 2021 A, Ref. GO Bonds	4.00%	07/01/2032	15	16,067
Ontario (City of), CA International Airport Authority, Series 2021 A, RB, (INS - AGM)(a)	5.00%	05/15/2046	150	161,769
Peninsula Corridor Joint Powers Board (Green Bonds), Series 2022 A, RB	5.00%	06/01/2051	150	160,384
Regents of the University of California Medical Center, Series 2016 L, Ref. RB	2.50%	05/15/2031	25	22,848
San Diego (County of), CA Regional Airport Authority, Series 2021 A, RB	5.00%	07/01/2051	250	264,818
San Diego (County of), CA Regional Transportation Commission, Series 2021 B, Ref. RB	5.00%	04/01/2045	55	59,509
San Diego (County of), CA Water Authority (Green Bonds), Series 2021 A, Ref. RB	5.00%	05/01/2031	20	23,240
San Diego (County of), CA Water Authority (Green Bonds), Series 2021 B, Ref. RB	5.00%	05/01/2031	45	52,291
San Diego (County of), CA Water Authority (Green Bonds), Series 2021 B, Ref. RB	4.00%	05/01/2035	10	10,645
San Diego (County of), CA Water Authority (Green Bonds), Series 2021 B, Ref. RB	4.00%	05/01/2038	10	10,248
San Diego Unified School District, Series 2021 E-2, GO Bonds	5.00%	07/01/2031	30	34,824
San Diego Unified School District (Green Bonds), Series 2021 E-2, GO Bonds	4.00%	07/01/2033	35	37,119
San Francisco (City & County of), CA, Series 2022 R-1, Ref. GO Bonds	5.00%	06/15/2031	45	52,436
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2021 B, Ref. RB	5.00%	05/01/2034	10	11,470
San Francisco (City of), CA Municipal Transportation Agency, Series 2021 C, RB	4.00%	03/01/2046	15	14,462
San Francisco (County of), CA Transportation Authority, Series 2017, RB	3.00%	02/01/2031	15	14,346
Santa Clara (County of), CA (Election of 2008), Series 2013 B, GO Bonds	3.00%	08/01/2031	70	69,106
University of California, Series 2023 BN, Ref. RB	5.00%	05/15/2031	30	34,861
University of California (Limited), Series 2021 Q, Ref. RB	5.00%	05/15/2033	5	5,764
University of California (Limited), Series 2021 Q, Ref. RB	4.00%	05/15/2036	15	15,699
University of California (Limited), Series 2021 Q, Ref. RB	5.00%	05/15/2046	365	395,865

				4,862,786

Colorado-0.80%
Colorado (State of), Series 2021 A, COP	5.00%	12/15/2033	10	11,345
Colorado (State of), Series 2021 A, COP	5.00%	12/15/2034	10	11,286
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3), Series 2020 A, Ref. RB	4.00%	07/15/2034	5	5,064
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3), Series 2020 A, Ref. RB	4.00%	07/15/2036	10	9,939
Colorado (State of) Regional Transportation District (Green Bonds), Series 2021, Ref. RB	4.00%	11/01/2039	65	63,998
Denver City & County School District No. 1, Series 2021, GO Bonds	5.00%	12/01/2031	10	11,364
Northern Colorado Water Conservancy District, Series 2022, COP	5.25%	07/01/2052	80	85,186
Weld County School District No. 6 Greeley, Series 2021, GO Bonds	4.00%	12/01/2045	35	33,492

				231,674

Connecticut-3.03%
Connecticut (State of), Series 2020 A, RB	5.00%	05/01/2031	5	5,590
Connecticut (State of), Series 2021 A, GO Bonds	4.00%	01/15/2031	160	169,710
Connecticut (State of), Series 2021 A, RB	5.00%	05/01/2031	150	170,295
Connecticut (State of), Series 2021 A, RB	5.00%	05/01/2033	25	28,305
Connecticut (State of), Series 2021 A, RB	5.00%	05/01/2034	20	22,588
Connecticut (State of), Series 2021 A, RB	4.00%	05/01/2036	130	132,999
Connecticut (State of), Series 2021 A, RB	4.00%	05/01/2038	5	5,011
Connecticut (State of), Series 2021 A, RB	5.00%	05/01/2041	200	215,966
Connecticut (State of), Series 2021 B, GO Bonds	4.00%	06/01/2031	25	26,596
Connecticut (State of), Series 2021 D, RB	5.00%	11/01/2035	30	33,639
Connecticut (State of), Series 2021 D, RB	5.00%	11/01/2041	15	16,275
Connecticut (State of), Series 2021 D, Ref. GO Bonds	5.00%	07/15/2031	5	5,694
Connecticut (State of), Series 2022 A, GO Bonds	4.00%	01/15/2031	30	31,821
Connecticut (State of), Series 2022 D, Ref. GO Bonds	5.00%	09/15/2031	10	11,415

				875,904

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

311

Invesco BulletShares 2031 Municipal Bond ETF (BSMV)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Delaware-0.62%
Delaware (State of), Series 2020 A, GO Bonds	5.00%	01/01/2031	$135	$151,406
Delaware (State of) Transportation Authority, Series 2020, Ref. RB	5.00%	07/01/2031	25	28,327

				179,733

District of Columbia-2.04%
District of Columbia, Series 2020 A, RB	5.00%	03/01/2031	30	33,439
District of Columbia, Series 2020 B, Ref. RB	5.00%	10/01/2031	60	68,897
District of Columbia, Series 2021 D, GO Bonds	5.00%	02/01/2035	25	28,229
District of Columbia, Series 2021 D, GO Bonds	4.00%	02/01/2037	30	30,250
District of Columbia, Series 2021 D, GO Bonds	5.00%	02/01/2046	75	79,976
District of Columbia, Series 2021 E, Ref. GO Bonds	5.00%	02/01/2034	80	90,082
Washington Metropolitan Area Transit Authority, Series 2020 A, RB	5.00%	07/15/2031	40	44,845
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	5.00%	07/15/2031	10	11,306
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	4.00%	07/15/2034	15	15,684
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	5.00%	07/15/2041	175	189,015

				591,723

Florida-3.39%
Broward (County of), FL School Board, Series 2020 A, COP	5.00%	07/01/2031	170	188,064
Central Florida Expressway Authority, Series 2021 D, RB	5.00%	07/01/2031	15	16,938
Central Florida Expressway Authority, Series 2021, Ref. RB, (INS - AGM)(a)	4.00%	07/01/2035	5	5,205
Central Florida Expressway Authority, Series 2021, Ref. RB, (INS - AGM)(a)	4.00%	07/01/2039	200	198,615
Florida (State of), Series 2021 A, Ref. GO Bonds	5.00%	06/01/2031	170	194,755
Florida (State of), Series 2021 A, Ref. GO Bonds	5.00%	07/01/2031	30	34,459
Florida Development Finance Corp. (Lakeland Regional Health System), Series 2021, Ref. RB	4.00%	11/15/2034	20	19,840
Hillsborough (County of), FL Aviation Authority (Tampa International Airport), Series 2022 B, RB	5.00%	10/01/2047	35	37,202
Jacksonville (City of), FL, Series 2015, Ref. RB	3.00%	10/01/2031	100	96,050
Miami-Dade (County of), FL, Series 2020 A, Ref. RB	5.00%	10/01/2031	30	33,344
Miami-Dade (County of), FL, Series 2021, RB	3.00%	10/01/2036	5	4,474
North Sumter (County of), FL Utility Dependent District (Sumter Water Conservation Authority), Series 2021, RB, (INS - AGM)(a)	5.00%	10/01/2046	130	135,284
Pasco (County of), FL School Board, Series 2021 A, Ref. COP	5.00%	08/01/2031	15	17,014

				981,244

Georgia-1.41%
Georgia (State of), Series 2021 A, Ref. GO Bonds	5.00%	07/01/2033	75	86,076
Georgia (State of) (Bid Group 2), Series 2020 A, GO Bonds	5.00%	08/01/2031	15	17,015
Georgia (State of) (Bid Group 2), Series 2021 A, Ref. GO Bonds	4.00%	07/01/2037	185	190,840
Georgia (State of) (Bidding Group 3), Series 2022 C, Ref. GO Bonds	5.00%	07/01/2031	100	115,014

				408,945

Hawaii-0.36%
Hawaii (State of) State Highway Fund, Series 2021, RB	5.00%	01/01/2041	40	43,312
Honolulu (City & County of), HI (Honolulu Rail Transit), Series 2020, Ref. GO Bonds	5.00%	03/01/2031	55	61,769

				105,081

Illinois-6.18%
Chicago (City of), IL, Series 2021 A, Ref. GO Bonds	5.00%	01/01/2033	150	159,624
Chicago (City of), IL, Series 2023 B, Ref. RB, (INS - AGM)(a)	5.00%	11/01/2031	225	251,196
Chicago (City of), IL Metropolitan Water Reclamation District, Series 2021 C, Ref. GO Bonds	5.00%	12/01/2031	35	39,945
Chicago (City of), IL Transit Authority, Series 2022 A, Ref. RB, (INS - BAM)(a)	5.00%	12/01/2046	120	128,854
Cook (County of), IL, Series 2021 A, Ref. GO Bonds	5.00%	11/15/2031	255	278,706
Illinois (State of), Series 2016, GO Bonds	3.50%	06/01/2031	5	4,776
Illinois (State of), Series 2021 A, GO Bonds	5.00%	12/01/2031	90	98,937
Illinois (State of), Series 2021 A, GO Bonds	5.00%	03/01/2046	125	128,317
Illinois (State of), Series 2022 B, Ref. GO Bonds	5.00%	03/01/2031	40	43,734
Illinois (State of) Finance Authority (Green Bonds), Series 2020, RB	5.00%	07/01/2035	10	11,129
Illinois (State of) Finance Authority (Green Bonds), Series 2020, RB	4.00%	07/01/2038	250	248,315

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

312

Invesco BulletShares 2031 Municipal Bond ETF (BSMV)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois-(continued)
Illinois (State of) Toll Highway Authority, Series 2019, Ref. RB	5.00%	01/01/2031	$125	$138,287
Illinois (State of) Toll Highway Authority, Series 2020 A, RB	5.00%	01/01/2045	245	258,329

				1,790,149

Indiana-1.35%
Crown Point Multi School Building Corp., Series 2021, RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	01/15/2040	100	107,336
Indiana (State of) Finance Authority (CWA Authority), Series 2021 1, Ref. RB	5.00%	10/01/2031	30	34,171
Indiana (State of) Finance Authority (CWA Authority), Series 2021 1, Ref. RB	5.00%	10/01/2037	20	21,897
Indiana (State of) Finance Authority (CWA Authority), Series 2021, Ref. RB	5.00%	10/01/2033	30	33,695
Indiana (State of) Finance Authority (Stadium), Series 2022 A, Ref. RB	5.00%	02/01/2031	30	33,933
Indianapolis Local Public Improvement Bond Bank, Series 2021 A, Ref. RB	5.00%	06/01/2034	100	109,983
Indianapolis Local Public Improvement Bond Bank, Series 2021 A, Ref. RB, (INS - AGM)(a)	4.00%	06/01/2036	50	50,577

				391,592

Kansas-0.36%
Ellis County Unified School District No. 489 Hays, Series 2022 B, Ref. GO Bonds, (INS - AGM)(a)	5.00%	09/01/2047	100	104,640

Louisiana-0.68%
Louisiana (State of), Series 2021 A, GO Bonds	5.00%	03/01/2039	180	195,395

Maryland-3.19%
Maryland (State of), Second Series 2021 A, GO Bonds	5.00%	08/01/2034	25	28,629
Maryland (State of), Series 2021 A, GO Bonds	5.00%	03/01/2034	10	11,396
Maryland (State of) (Bidding Group 1), Second Series 2021 A, GO Bonds	5.00%	08/01/2033	15	17,224
Maryland (State of) (Bidding Group 1), Series 2020 A, GO Bonds	5.00%	03/15/2031	10	11,260
Maryland (State of) (Bidding Group 1), Series 2021 A, GO Bonds	5.00%	03/01/2031	125	142,826
Maryland (State of) (Bidding Group 2), Series 2021 A, GO Bonds	5.00%	03/01/2035	250	282,870
Maryland (State of) Department of Transportation, Series 2016, RB	3.00%	11/01/2031	40	38,738
Maryland (State of) Department of Transportation, Series 2017, RB	3.00%	09/01/2031	100	96,928
Maryland (State of) Department of Transportation, Series 2019, RB	2.13%	10/01/2031	60	53,197
Maryland (State of) Transportation Authority, Series 2020, RB	5.00%	07/01/2031	15	16,882
Maryland (State of) Transportation Authority, Series 2021 A, Ref. RB	5.00%	07/01/2046	120	127,712
Washington (State of) Suburban Sanitary Commission, Series 2017, Ref. RB	3.00%	06/01/2031	100	96,874

				924,536

Massachusetts-4.55%
Massachusetts (Commonwealth of), Series 2021 A, Ref. RB	5.00%	06/01/2041	155	168,029
Massachusetts (Commonwealth of), Series 2021 A, Ref. RB	5.00%	06/01/2042	350	378,158
Massachusetts (Commonwealth of), Series 2021 C, GO Bonds	5.00%	09/01/2031	15	17,287
Massachusetts (Commonwealth of), Series 2021 D, GO Bonds	5.00%	09/01/2048	300	319,079
Massachusetts (Commonwealth of), Series 2022 A, GO Bonds	5.00%	02/01/2031	245	279,736
Massachusetts (Commonwealth of) (Rail Enhancement Program) (Sustainability Bonds), Series 2022, RB	5.00%	06/01/2050	130	137,670
Massachusetts (Commonwealth of) Port Authority, Series 2021 D, RB	5.00%	07/01/2051	15	15,868

				1,315,827

Michigan-1.60%
Michigan (State of), Series 2020 B, RB	5.00%	11/15/2031	15	17,015
Michigan (State of), Series 2021, RB	5.00%	11/15/2033	200	229,048
Michigan (State of), Series 2021, RB	4.00%	11/15/2037	60	60,560
Muskegon Public Schools, Series 2021 II, GO Bonds	5.00%	05/01/2051	50	52,124
Wayne (County of), MI Airport Authority (Detroit Metropolitan Wayne County Airport), Series 2021 A, RB	5.00%	12/01/2046	100	104,715

				463,462

Minnesota-0.95%
Minnesota (State of), Series 2020 A, GO Bonds	5.00%	08/01/2031	200	226,996
Minnesota (State of), Series 2021 A, GO Bonds	4.00%	09/01/2036	45	46,528

				273,524

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

313

Invesco BulletShares 2031 Municipal Bond ETF (BSMV)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri-1.01%
Missouri (State of) Health & Educational Facilities Authority (SSM Health), Series 2022 A, RB	5.00%	06/01/2031	$120	$132,479
St. Charles County Francis Howell R-III School District, Series 2022, Ref. GO Bonds	5.00%	03/01/2042	150	160,131

				292,610

Montana-0.82%
Forsyth (City of), MT (Puget Sound Energy), Series 2013 A, Ref. RB	3.90%	03/01/2031	250	236,984

Nevada-0.24%
Clark (County of), NV Department of Aviation, Series 2021 A, RB	5.00%	07/01/2033	10	11,275
Las Vegas Valley Water District, Series 2021 C, GO Bonds	5.00%	06/01/2031	50	56,835

				68,110

New Jersey-2.19%
New Jersey (State of), Series 2020 A, GO Bonds	4.00%	06/01/2031	255	267,160
New Jersey (State of) Economic Development Authority, Series 2017 A, Ref. RB, (INS - BAM)(a)	3.13%	07/01/2031	75	71,821
New Jersey (State of) Transportation Trust Fund Authority, Series 2014 BB-2, RN	5.00%	06/15/2034	50	54,940
New Jersey (State of) Transportation Trust Fund Authority, Series 2022 BB, RB	5.00%	06/15/2031	50	55,291
New Jersey (State of) Transportation Trust Fund Authority, Series 2022 BB, RB	5.00%	06/15/2034	20	22,086
New Jersey (State of) Transportation Trust Fund Authority, Series 2022 BB, RB	5.00%	06/15/2035	50	54,850
New Jersey (State of) Transportation Trust Fund Authority, Series 2022, RB	5.00%	06/15/2036	100	108,752

				634,900

New Mexico-0.39%
New Mexico (State of) Severance Tax Permanent Fund, Series 2021 A, RB	5.00%	07/01/2031	100	113,811

New York-20.84%
Hudson Yards Infrastructure Corp. (Green Bonds), Series 2021 A, Ref. RB	5.00%	02/15/2031	25	28,581
Long Island (City of), NY Power Authority, Series 2021 A, Ref. RB	5.00%	09/01/2031	20	22,987
Nassau (County Of), NY Interim Finance Authority, Series 2021 A, Ref. RB	4.00%	11/15/2032	25	27,110
Nassau (County Of), NY Interim Finance Authority, Series 2021 A, Ref. RB	4.00%	11/15/2034	300	323,259
New York & New Jersey (States of) Port Authority, One Hundred Seventy Fifth Series 2012, RB	3.00%	12/01/2031	20	19,644
New York & New Jersey (States of) Port Authority, Series 2021 224, Ref. RB	5.00%	07/15/2033	35	39,848
New York & New Jersey (States of) Port Authority, Series 2021 224, Ref. RB	4.00%	07/15/2035	20	20,743
New York & New Jersey (States of) Port Authority, Series 2021 224, Ref. RB	4.00%	07/15/2037	15	15,142
New York & New Jersey (States of) Port Authority, Series 2021 224, Ref. RB	4.00%	07/15/2038	5	4,998
New York & New Jersey (States of) Port Authority, Series 2021, Ref. RB	4.00%	07/15/2040	90	89,459
New York (City of), NY, Series 2020 B-1, Ref. GO Bonds	5.00%	11/01/2031	225	251,844
New York (City of), NY, Series 2020 C, GO Bonds	5.00%	08/01/2031	150	167,357
New York (City of), NY, Series 2020 C-1, Ref. GO Bonds	5.00%	08/01/2031	35	39,050
New York (City of), NY, Series 2021 A-1, GO Bonds	5.00%	08/01/2036	100	109,939
New York (City of), NY, Series 2021 A-1, GO Bonds	4.00%	08/01/2042	250	241,929
New York (City of), NY, Series 2021 A-1, GO Bonds	5.00%	08/01/2047	115	121,152
New York (City of), NY, Series 2021 F-1, GO Bonds	5.00%	03/01/2036	15	16,484
New York (City of), NY, Series 2021 F-1, GO Bonds	5.00%	03/01/2042	165	175,149
New York (City of), NY, Series 2021 F-1, GO Bonds	5.00%	03/01/2044	30	31,720
New York (City of), NY, Series 2021 F-1, GO Bonds	4.00%	03/01/2047	10	9,520
New York (City of), NY, Series 2021 F-1, GO Bonds	5.00%	03/01/2050	20	20,951
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium), Series 2021 A, Ref. RB, (INS - AGM)(a)	5.00%	01/01/2031	50	55,135
New York (City of), NY Municipal Water Finance Authority, Series 2020 EE, Ref. RB	5.00%	06/15/2031	170	195,898
New York (City of), NY Municipal Water Finance Authority, Series 2021 BB-1, Ref. RB	5.00%	06/15/2044	45	48,002
New York (City of), NY Municipal Water Finance Authority, Series 2021 CC-1, RB	5.00%	06/15/2051	55	57,795
New York (City of), NY Municipal Water Finance Authority, Series 2021 DD, Ref. RB	5.00%	06/15/2031	270	311,131
New York (City of), NY Municipal Water Finance Authority, Series 2021 DD, Ref. RB	4.00%	06/15/2036	10	10,294
New York (City of), NY Transitional Finance Authority, Series 2010 G-5, RB	5.00%	05/01/2031	40	44,822
New York (City of), NY Transitional Finance Authority, Series 2020, RB	5.00%	05/01/2031	30	33,616
New York (City of), NY Transitional Finance Authority, Series 2021 A-1, Ref. RB	5.00%	11/01/2033	40	45,235
New York (City of), NY Transitional Finance Authority, Series 2021 B-1, RB	5.00%	08/01/2034	10	11,234
New York (City of), NY Transitional Finance Authority, Series 2021 B-1, RB	5.00%	08/01/2035	30	33,403
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	5.00%	02/01/2035	265	294,693

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

314

Invesco BulletShares 2031 Municipal Bond ETF (BSMV)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	5.00%	02/01/2036	$90	$98,888
New York (City of), NY Transitional Finance Authority, Series 2021, Ref. RB	5.00%	11/01/2031	215	242,552
New York (City of), NY Transitional Finance Authority, Series 2021, Ref. RB	5.00%	11/01/2034	150	167,689
New York (City of), NY Transitional Finance Authority, Series 2022 B-1, Ref. RB	5.00%	11/01/2031	80	90,533
New York (City of), NY Transitional Finance Authority, Subseries 2021 S-1, Ref. RB	5.00%	07/15/2031	10	11,440
New York (City of), NY Trust for Cultural Resources (Lincoln Center for Performing Arts), Series 2020 A, Ref. RB	5.00%	12/01/2031	20	22,367
New York (State of) Dormitory Authority, Series 2019 D, Ref. RB	5.00%	02/15/2031	30	33,268
New York (State of) Dormitory Authority, Series 2021 A, Ref. RB	5.00%	03/15/2031	155	175,308
New York (State of) Dormitory Authority, Series 2021 A, Ref. RB	5.00%	03/15/2033	150	168,195
New York (State of) Dormitory Authority, Series 2021 A, Ref. RB	5.00%	03/15/2035	10	11,104
New York (State of) Dormitory Authority, Series 2021 A, Ref. RB	5.00%	03/15/2036	65	71,479
New York (State of) Dormitory Authority, Series 2021 A, Ref. RB	4.00%	03/15/2040	30	29,583
New York (State of) Dormitory Authority, Series 2023 A, RB, (INS - AGM)(a)	5.00%	10/01/2036	55	60,634
New York (State of) Dormitory Authority (Bidding Group 2), Series 2020 A, Ref. RB	5.00%	03/15/2031	55	61,481
New York (State of) Dormitory Authority (Bidding Group 5), Series 2021 E, Ref. RB	5.00%	03/15/2031	435	491,993
New York (State of) Dormitory Authority (New York University), Series 2021 A, Ref. RB	5.00%	07/01/2051	75	79,703
New York (State of) Power Authority (Green Transmission), Series 2022, RB, (INS - AGM)(a)	5.00%	11/15/2031	105	122,169
New York (State of) Thruway Authority (Bidding Group 5), Series 2021 A-1, Ref. RB	4.00%	03/15/2036	20	20,352
New York (State of) Thruway Authority (Bidding Group 5), Series 2021 A-1, Ref. RB	4.00%	03/15/2037	15	15,069
New York State Urban Development Corp., Series 2013 A-1, RB	5.00%	03/15/2031	80	80,080
New York State Urban Development Corp., Series 2013 E, RB	5.00%	03/15/2031	200	200,199
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020, Ref. RB	5.00%	12/01/2031	50	54,233
Triborough Bridge & Tunnel Authority, Series 2021 A-1, Ref. RB	5.00%	05/15/2051	225	236,634
Triborough Bridge & Tunnel Authority, Series 2021 C-1A, RB	5.00%	05/15/2039	10	10,867
Triborough Bridge & Tunnel Authority, Series 2021 C-1A, RB	5.00%	05/15/2040	10	10,818
Triborough Bridge & Tunnel Authority, Series 2021 C-1A, RB	5.00%	05/15/2041	40	43,093
Triborough Bridge & Tunnel Authority, Series 2021 C-2, Ref. RB	4.00%	05/15/2034	15	15,732
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2021 A, RB	5.00%	11/15/2051	450	471,760
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2021 C-1A, RB	5.00%	05/15/2051	15	15,818

				6,031,165

North Carolina-1.11%
North Carolina (State of), Series 2020 A, GO Bonds	5.00%	06/01/2031	20	22,676
North Carolina (State of), Series 2021 A, Ref. RB	5.00%	05/01/2031	30	34,235
North Carolina (State of) (Build North Carolina Programs), Series 2020 B, RB	5.00%	05/01/2031	90	100,913
North Carolina (State of) Medical Care Commission (Presbyterian Homes), Series 2016 C, Ref. RB	5.00%	10/01/2031	45	45,676
Wake (County of), NC, Series 2021, RB	4.00%	03/01/2033	15	15,819
Wake (County of), NC, Series 2021, RB	4.00%	03/01/2038	100	100,740

				320,059

Ohio-2.54%
American Municipal Power, Inc. (Fremont Energy Center), Series 2021, Ref. RB	4.00%	02/15/2036	100	99,653
Montgomery (County of), OH (Kettering Health Network Obligated Group), Series 2021, Ref. RB	4.00%	08/01/2051	10	8,954
Ohio (State of), Series 2021 A, GO Bonds	4.00%	05/01/2038	35	35,169
Ohio (State of), Series 2021 B, Ref. GO Bonds	5.00%	09/15/2031	90	103,079
Ohio (State of) Turnpike & Infrastructure Commission, Series 2021 A, RB	5.00%	02/15/2046	250	267,144
Ohio (State of) Turnpike & Infrastructure Commission, Series 2021 A, RB	5.00%	02/15/2051	50	53,098
Ohio (State of) Water Development Authority, Series 2021, RB	5.00%	06/01/2046	155	167,063

				734,160

Oklahoma-1.01%
Cleveland (County of), OK Educational Facilities Authority (Moore Public Schools), Series 2021, RB	4.00%	06/01/2031	100	104,768
Oklahoma (State of) Turnpike Authority, Series 2020 A, Ref. RB	5.00%	01/01/2031	165	186,279

				291,047

Oregon-0.39%
Oregon (State of), Series 2023 A, GO Bonds	5.00%	05/01/2031	100	114,118

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

315

Invesco BulletShares 2031 Municipal Bond ETF (BSMV)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania-1.79%
Pennsylvania (Commonwealth of), First Series 2020, GO Bonds	5.00%	05/01/2031	$15	$16,752
Pennsylvania (Commonwealth of), First Series 2021, GO Bonds	5.00%	05/15/2031	20	22,602
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (University of Pennsylvania Health System), Series 2021 A, Ref. RB	5.00%	08/15/2044	50	52,330
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2021 B, Ref. RB	5.00%	12/01/2046	95	99,371
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2021 B, Ref. RB	5.00%	12/01/2046	125	131,696
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2021 C, Ref. RB	5.00%	12/01/2046	95	100,027
Philadelphia (City of), PA, Series 2021 C, RB	5.00%	10/01/2046	90	93,912

				516,690

Rhode Island-0.02%
Rhode Island Commerce Corp. (Garvee), Series 2020 A, RB	5.00%	05/15/2031	5	5,542

South Carolina-0.37%
University of South Carolina (Campus Village), Series 2021 A, RB	5.00%	05/01/2046	100	105,696

Tennessee-1.01%
Clarksville (City of), TN, Series 2021 A, RB	5.00%	02/01/2045	105	111,977
Johnson (City of), TN Health & Educational Facilities Board, Series 2023 A, Ref. RB	5.00%	07/01/2031	25	27,251
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2021 A, RB	5.00%	05/15/2046	100	106,677
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2021 C, GO Bonds	4.00%	01/01/2031	30	31,993
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2021 C, GO Bonds	3.00%	01/01/2033	10	9,569
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center), Series 2021 A, RB	5.00%	07/01/2031	5	5,441

				292,908

Texas-5.16%
Bexar (County of), TX, Series 2022 B, Ctfs. of Obligations	4.75%	06/15/2048	20	20,608
Board of Regents of the University of Texas System, Series 2021 A, Ref. RB	5.00%	08/15/2031	110	125,337
Clear Creek Independent School District, Series 2013 B, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2031	100	113,533
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2020, Ref. RB	5.00%	11/01/2031	60	66,147
Dallas (City of), TX Area Rapid Transit, Series 2007, Ref. RB, (INS - AMBAC)(a)	5.25%	12/01/2031	5	5,758
Dallas College, Series 2022, GO Bonds	5.00%	02/15/2031	100	112,114
Georgetown (City of), TX, Series 2022, RB, (INS - AGM)(a)	5.00%	08/15/2042	50	53,068
Lower Colorado River Authority, Series 2022, Ref. RB, (INS - AGM)(a)	5.00%	05/15/2036	55	60,194
Lower Colorado River Authority (LCRA Transmission Services Corp.), Series 2021 A, RB	5.00%	05/15/2046	100	104,239
North Texas Tollway Authority, Series 2021 B, RB	4.00%	01/01/2034	320	325,745
North Texas Tollway Authority, Series 2021 B, RB	4.00%	01/01/2035	75	75,847
Northwest Independent School District, Series 2022, GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2047	150	141,746
Plano Independent School District, Series 2023, GO Bonds	5.00%	02/15/2031	45	50,929
Sabine-Neches Navigation District, Series 2022, GO Bonds	5.25%	02/15/2052	35	37,210
San Antonio (City of), TX, Series 2021 A, RB	5.00%	02/01/2039	10	10,704
San Antonio (City of), TX, Series 2021 A, RB	5.00%	02/01/2041	30	31,899
San Antonio (City of), TX, Series 2021 A, RB	5.00%	02/01/2046	30	31,519
Tarrant County College District, Series 2022, GO Bonds	5.00%	08/15/2031	10	11,311
Texas (State of) Water Development Board, Series 2020, RB	5.00%	08/01/2031	30	33,531
Texas (State of) Water Development Board, Series 2021, RB	5.00%	08/01/2031	25	28,319
Texas (State of) Water Development Board, Series 2021, RB	5.00%	08/01/2034	40	45,022
Trinity River Authority, Series 2020, Ref. RB	3.00%	08/01/2031	10	9,589

				1,494,369

Utah-1.55%
Granite School District Board of Education, Series 2021, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	06/01/2031	5	5,724
Intermountain Power Agency, Series 2022 A, Ref. RB	5.00%	07/01/2037	30	33,007
Intermountain Power Agency, Series 2022 A, Ref. RB	5.00%	07/01/2039	50	54,244
Intermountain Power Agency, Series 2022 A, Ref. RB	5.00%	07/01/2045	270	286,815
Salt Lake City (City of), UT, Series 2021 B, RB	5.00%	07/01/2046	65	68,331

				448,121

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

316

Invesco BulletShares 2031 Municipal Bond ETF (BSMV)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Virginia-1.86%
Norfolk (City of), VA, Series 2021 A, GO Bonds	5.00%	03/01/2033	$155	$176,712
Virginia (Commonwealth of) Public Building Authority, Series 2021 A-1, RB	5.00%	08/01/2031	130	148,630
Virginia (Commonwealth of) Public Building Authority, Series 2021 A-1, RB	5.00%	08/01/2033	30	34,384
Virginia (Commonwealth of) Public Building Authority, Series 2021 A-2, RB	4.00%	08/01/2036	50	51,038
Virginia (Commonwealth of) Transportation Board (I-81 Regional Corridor), Series 2021, RB	5.00%	05/15/2057	120	126,488

				537,252

Washington-6.57%
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2021 S-1, Ref. RB	5.00%	11/01/2031	45	51,727
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2021 S-1, Ref. RB	5.00%	11/01/2033	40	45,796
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2021 S-1, Ref. RB	5.00%	11/01/2034	50	57,009
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2021 S-1, Ref. RB	4.00%	11/01/2040	150	147,290
Energy Northwest (Columbia Generating Station), Series 2021, Ref. RB	5.00%	07/01/2041	210	226,928
King (County of), WA, Series 2021 A, GO Bonds	5.00%	01/01/2031	50	56,835
Snohomish (County of), WA Public Utility District No. 1, Series 2021 A, RB	5.00%	12/01/2046	250	265,373
Spokane County School District No. 81, Series 2012, GO Bonds, (CEP - Oregon School Bond Guaranty)	3.00%	12/01/2031	30	28,256
Tacoma (City of), WA (Green Bonds), Series 2021, Ref. RB	5.00%	01/01/2046	150	159,208
Washington (State of), Series 2020 C, GO Bonds	5.00%	02/01/2031	255	285,121
Washington (State of), Series 2021 C, GO Bonds	5.00%	02/01/2033	20	22,601
Washington (State of), Series 2021 C, GO Bonds	5.00%	02/01/2034	5	5,644
Washington (State of), Series 2021 C, GO Bonds	5.00%	02/01/2038	5	5,455
Washington (State of), Series 2021 R, Ref. GO Bonds	4.00%	08/01/2036	10	10,207
Washington (State of), Series 2021, Ref. GO Bonds	5.00%	06/01/2031	20	22,480
Washington (State of), Series 2022 C, GO Bonds	5.00%	02/01/2031	25	28,277
Washington (State of) (Bid Group 1), Series 2020 A, GO Bonds	5.00%	08/01/2031	15	16,904
Washington (State of) (Bid Group 1), Series 2021 C, GO Bonds	5.00%	02/01/2035	10	11,228
Washington (State of) (Bid Group 1), Series 2021 C, GO Bonds	5.00%	02/01/2037	250	275,705
Washington (State of) (Bid Group 2), Series 2021 A, GO Bonds	5.00%	08/01/2040	165	179,075

				1,901,119

West Virginia-0.18%
West Virginia (State of) Parkways Authority, Series 2021, RB	5.00%	06/01/2047	50	52,654

Wisconsin-0.95%
Wisconsin (State of), Series 2021 1, Ref. GO Bonds	5.00%	05/01/2031	140	156,974
Wisconsin (State of), Series 2021-2, Ref. GO Bonds	5.00%	05/01/2031	40	44,850
Wisconsin (State of), Series 2023-2, Ref. GO Bonds	5.00%	05/01/2031	65	74,033

				275,857

TOTAL INVESTMENTS IN SECURITIES(b)-98.79% (Cost $29,772,109)				28,594,326
OTHER ASSETS LESS LIABILITIES-1.21%				348,977

NET ASSETS-100.00%				$28,943,303

Investment Abbreviations:

AGM	-Assured Guaranty Municipal Corp.
AMBAC	-American Municipal Bond Assurance Corp.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
Ctfs.	-Certificates
GO	-General Obligation
INS	-Insurer
RB	-Revenue Bonds
Ref.	-Refunding
RN	-Revenue Notes

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

317

Invesco BulletShares 2031 Municipal Bond ETF (BSMV)–(continued)

August 31, 2023

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

318

Invesco BulletShares 2032 Municipal Bond ETF (BSMW)

August 31, 2023

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.30%
Alabama-0.53%
Alabama (State of) Corrections Institution Finance Authority, Series 2022, RB	5.00%	07/01/2042	$100	$105,918

Arizona-0.11%
Maricopa (County of), AZ Special Health Care District, Series 2021 D, GO Bonds	5.00%	07/01/2032	20	22,446

Arkansas-0.13%
University of Arkansas, Series 2022 A, RB	5.00%	11/01/2047	25	26,582

California-16.83%
Alameda (County of), CA Transportation Commission, Series 2022, RB	5.00%	03/01/2045	30	32,775
California (State of), Series 2007, Ref. GO Bonds, (INS - AGM)(a)	5.25%	08/01/2032	50	58,477
California (State of), Series 2016, Ref. GO Bonds	3.00%	09/01/2032	125	121,328
California (State of), Series 2018, GO Bonds	3.00%	10/01/2032	170	164,956
California (State of), Series 2021, Ref. GO Bonds	5.00%	09/01/2032	5	5,751
California (State of), Series 2022, GO Bonds	5.00%	09/01/2035	75	86,384
California (State of), Series 2022, GO Bonds	5.00%	09/01/2052	195	211,323
California (State of), Series 2022, Ref. GO Bonds	5.00%	04/01/2037	10	11,300
California (State of), Series 2022, Ref. GO Bonds	5.00%	04/01/2042	250	274,646
California (State of), Series 2022, Ref. GO Bonds	4.00%	09/01/2042	250	250,188
California (State of), Series 2022, Ref. GO Bonds	5.00%	11/01/2042	10	11,042
California (State of) Infrastructure & Economic Development Bank, Series 2022, RB	5.00%	10/01/2052	100	108,584
California (State of) Public Works Board (Various Capital), Series 2023 B, Ref. RB	5.00%	12/01/2036	150	172,175
Chaffey Joint Union High School District (Election of 2012), Series 2023 G, GO Bonds	5.25%	08/01/2052	100	109,703
Los Angeles (City of), CA Department of Water & Power, Series 2022 B, RB	5.00%	07/01/2043	125	137,629
Los Angeles (City of), CA Department of Water & Power, Series 2022 B, RB	5.00%	07/01/2047	25	26,993
Los Angeles (City of), CA Department of Water & Power, Series 2022 B, Ref. RB	5.00%	07/01/2042	10	11,029
Los Angeles (City of), CA Department of Water & Power, Series 2022 B, Ref. RB	5.00%	07/01/2052	250	267,982
Los Angeles (City of), CA Department of Water & Power, Series 2022 C, Ref. RB	5.00%	07/01/2040	20	22,368
Los Angeles (City of), CA Department of Water & Power, Series 2022 C, Ref. RB	5.00%	07/01/2041	10	11,171
Los Angeles Unified School District, Series 2021 RYRR, GO Bonds	5.00%	07/01/2032	10	11,689
Metropolitan Water District of Southern California, Series 2022 B, Ref. RB	5.00%	07/01/2032	15	17,655
Peralta Community College District, Series 2022 B, GO Bonds	5.25%	08/01/2042	25	27,987
Regents of the University of California Medical Center, Series 2022 P, RB	5.00%	05/15/2038	50	55,688
Regents of the University of California Medical Center, Series 2022 P, RB	5.00%	05/15/2039	60	66,512
Regents of the University of California Medical Center, Series 2022 P, RB	5.00%	05/15/2040	20	22,077
Regents of the University of California Medical Center, Series 2022 P, RB	5.00%	05/15/2041	25	27,512
Sacramento (County of), CA Sanitation Districts Financing Authority, Series 2021, Ref. RB	5.00%	12/01/2032	45	53,316
San Diego (City of), CA Public Facilities Financing Authority, Series 2022 A, RB	5.00%	05/15/2047	20	21,674
San Diego (County of), CA Water Authority, Series 2022 A, RB	5.00%	05/01/2047	15	16,260
San Francisco (City & County of), CA Public Utilities Commission (Green Bonds), Series 2023 A, RB	5.00%	10/01/2036	35	40,399
San Francisco (City of), CA Public Utilities Commission (Green Bonds), Series 2023 C, Ref. RB	5.00%	11/01/2032	250	294,960
Santa Clara (County of), CA Water District (Green Bonds), Series 2022 A, RB	5.00%	08/01/2047	60	65,753
Santa Rosa High School District, Series 2023 A, GO Bonds	5.00%	08/01/2053	155	165,680
University of California, Series 2022 S, Ref. RB	5.00%	05/15/2034	145	169,703
University of California, Series 2022 S, Ref. RB	5.00%	05/15/2038	150	168,862
Vista Unified School District, Series 2022 B, GO Bonds, (INS - BAM)(a)	5.25%	08/01/2048	15	16,360

				3,337,891

Colorado-2.42%
Brighton (City of), CO (Water System), Series 2022, RB	5.00%	06/01/2052	200	211,072
Colorado (State of), Series 2022, COP	6.00%	12/15/2038	40	47,426
Denver City & County School District No. 1, Series 2022 A, GO Bonds	5.00%	12/01/2034	10	11,517
Denver City & County School District No. 1, Series 2022 A, GO Bonds	5.00%	12/01/2038	5	5,551
Denver City & County School District No. 1, Series 2022 A, GO Bonds	5.00%	12/01/2042	100	108,855
Parker Water & Sanitation District, Series 2012, Ref. GO Bonds	3.00%	08/01/2032	100	95,397

				479,818

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

319

Invesco BulletShares 2032 Municipal Bond ETF (BSMW)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Connecticut-0.81%
Connecticut (State of), Series 2021 A, GO Bonds	3.00%	01/15/2032	$50	$47,552
Connecticut (State of), Series 2022 A, GO Bonds	4.00%	01/15/2034	75	78,846
Connecticut (State of), Series 2022 F, GO Bonds	5.00%	11/15/2035	30	34,020

				160,418

District of Columbia-1.74%
District of Columbia, Series 2022 A, RB	5.00%	07/01/2034	25	28,709
District of Columbia, Series 2022 A, RB	5.00%	07/01/2039	60	66,540
District of Columbia, Series 2022 A, RB	5.00%	07/01/2040	5	5,518
District of Columbia, Series 2022 A, RB	5.00%	07/01/2041	25	27,466
District of Columbia, Series 2022 A, RB	5.00%	07/01/2042	100	109,312
District of Columbia, Series 2022 A, RB	5.00%	07/01/2047	30	32,341
District of Columbia, Series 2022 C, Ref. RB	5.00%	12/01/2036	5	5,675
District of Columbia Water & Sewer Authority (Green Bonds), Series 2022 B, RB	5.00%	10/01/2047	45	47,804
Washington Metropolitan Area Transit Authority, Series 2021 A, RB	5.00%	07/15/2032	20	22,603

				345,968

Florida-4.90%
Bay County School Board, Series 2022 A, COP, (INS - AGM)(a)	4.25%	07/01/2047	70	68,829
Brevard (County of), FL Health Facilities Authority (Health First Obligated Group), Series 2022 A, Ref. RB	5.00%	04/01/2042	50	51,673
Central Florida Expressway Authority, Series 2016 A, Ref. RB	3.00%	07/01/2032	100	94,844
Florida (State of) (Right-of-Way Acquisition), Series 2021 B, Ref. GO Bonds	5.00%	07/01/2032	50	58,168
Florida (State of) Department of Transportation, Series 2022, RB	5.00%	07/01/2052	100	106,102
Florida (State of) Municipal Power Agency, Series 2021 A, RB	3.00%	10/01/2032	15	13,884
Miami-Dade (County of), FL, Series 2022 A, RB	5.00%	04/01/2046	100	104,886
Orange (County of), FL Health Facilities Authority (Orlando Health Obligated Group), Series 2023 A, RB	5.00%	10/01/2032	5	5,648
Sarasota (County of), FL, Series 2022, RB	5.25%	10/01/2047	25	27,660
Sarasota (County of), FL, Series 2022, RB	5.25%	10/01/2052	10	11,008
Tampa (City of), FL (Green Bonds), Series 2022 A, RB	5.00%	10/01/2052	100	106,925
Tampa (City of), FL (Green Bonds), Series 2022 A, RB	5.25%	10/01/2057	100	108,633
Tampa Bay (City of), FL Water (Sustainability Bonds), Series 2022, RB	5.00%	10/01/2052	200	213,850

				972,110

Georgia-2.00%
Atlanta (City of), GA, Series 2022 A-1, GO Bonds	5.00%	12/01/2036	5	5,645
Atlanta (City of), GA, Series 2022 C, RB	5.00%	07/01/2041	20	21,677
DeKalb (County of), GA, Series 2022, Ref. RB	5.00%	10/01/2032	5	5,814
DeKalb (County of), GA, Series 2022, Ref. RB	5.00%	10/01/2035	20	22,869
DeKalb (County of), GA, Series 2022, Ref. RB	5.00%	10/01/2039	15	16,613
DeKalb (County of), GA, Series 2022, Ref. RB	5.00%	10/01/2041	10	10,963
Georgia (State of), Series 2023 A, GO Bonds	5.00%	07/01/2032	40	46,636
Georgia (State of) (Bidding Group 3), Series 2022 C, Ref. GO Bonds	5.00%	07/01/2032	65	75,784
Georgia (State of) Municipal Electric Authority, Series 2021 A, Ref. RB	5.00%	01/01/2034	25	27,622
Georgia (State of) Ports Authority, Series 2022, RB	5.00%	07/01/2041	65	70,959
Georgia (State of) Ports Authority, Series 2022, RB	5.00%	07/01/2042	15	16,303
Georgia (State of) Ports Authority, Series 2022, RB	5.00%	07/01/2047	70	75,279

				396,164

Illinois-6.28%
Chicago (City of), IL, Series 2023 A, RB, (INS - AGM)(a)	5.25%	01/01/2048	150	160,648
Chicago (City of), IL, Series 2023 B, Ref. RB, (INS - AGM)(a)	5.00%	01/01/2032	35	39,219
Chicago (City of), IL, Series 2023 B, Ref. RB, (INS - AGM)(a)	5.00%	01/01/2036	100	110,045
Illinois (State of), Series 2022 A, GO Bonds	5.00%	03/01/2035	40	43,113
Illinois (State of), Series 2022 A, GO Bonds	5.25%	03/01/2038	25	26,755
Illinois (State of), Series 2022 A, GO Bonds	5.50%	03/01/2042	145	156,863
Illinois (State of), Series 2022 A, GO Bonds	5.50%	03/01/2047	75	80,447
Illinois (State of), Series 2023 B, GO Bonds	5.00%	05/01/2032	115	126,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

320

Invesco BulletShares 2032 Municipal Bond ETF (BSMW)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois-(continued)
Illinois (State of) Finance Authority (Northshore - Edward-Elmhurst Health Credit Group), Series 2022 A, Ref. RB	5.00%	08/15/2038	$10	$10,682
Illinois (State of) Finance Authority (Northshore Edward), Series 2022 A, Ref. RB	5.00%	08/15/2047	90	93,108
Illinois (State of) Finance Authority (Northshore Edward), Series 2022 A, Ref. RB	5.00%	08/15/2051	60	61,720
Illinois (State of) Finance Authority (University of Chicago Medical), Series 2022 A, RB	5.00%	08/15/2052	100	102,851
Illinois (State of) Toll Highway Authority, Series 2021 A, RB	5.00%	01/01/2046	220	232,482

				1,244,843

Indiana-0.83%
Indiana (State of) Finance Authority (Stadium), Series 2022 A, Ref. RB	5.00%	02/01/2032	5	5,694
Indiana (State of) Finance Authority (Stadium), Series 2022 A, Ref. RB	4.00%	02/01/2034	10	10,372
Indiana (State of) Finance Authority (Stadium), Series 2022 A, Ref. RB	5.00%	02/01/2035	5	5,636
Merrillville Multi School Building Corp., Series 2022, RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	01/15/2042	135	143,003

				164,705

Kansas-0.08%
Wyandotte County Unified School District No. 203 (Piper), Series 2022 A, Ref. GO Bonds, (INS - AGM)(a)	5.25%	09/01/2052	15	16,079

Kentucky-0.93%
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (UOFL Health), Series 2022 A, RB, (INS - AGM)(a)	5.00%	05/15/2047	100	103,360
Scott County School District Finance Corp., Series 2022, RB, (INS - BAM)(a)	5.00%	09/01/2041	75	81,273

				184,633

Louisiana-0.20%
Louisiana (State of) Public Facilities Authority (Tulane University of Louisiana), Series 2023 A, Ref. RB	5.00%	10/15/2036	35	38,670

Maryland-1.85%
Maryland (State of), Series 2022 A, GO Bonds	5.00%	06/01/2032	75	87,223
Maryland (State of) (Bidding Group 2), Series 2021 A, GO Bonds	5.00%	03/01/2032	205	234,205
Maryland (State of) (Bidding Group 2), Series 2022 A, GO Bonds	5.00%	06/01/2034	40	46,368

				367,796

Massachusetts-5.09%
Massachusetts (Commonwealth of), Series 2022 C, GO Bonds	5.00%	10/01/2052	200	213,086
Massachusetts (Commonwealth of), Series 2022 C, GO Bonds	5.25%	10/01/2052	300	326,203
Massachusetts (Commonwealth of), Series 2022 E, GO Bonds	5.00%	11/01/2052	200	213,181
Massachusetts (Commonwealth of) (Rail Enhancement Program), Series 2022 B, RB	5.00%	06/01/2052	100	106,491
Massachusetts (Commonwealth of) Development Finance Agency, Series 2022, Ref. RB	5.00%	10/01/2040	30	32,882
Massachusetts (Commonwealth of) Development Finance Agency (Northern University), Series 2022, Ref. RB	5.00%	10/01/2044	20	21,626
University of Massachusetts Building Authority, Series 2022 1, RB	4.00%	11/01/2046	100	95,665

				1,009,134

Michigan-0.47%
Michigan (State of), Series 2021 A, RB	5.00%	11/15/2032	25	28,652
Michigan (State of) Finance Authority (Beaumont Health Credit Group), Series 2022, Ref. RB	5.00%	04/15/2036	10	10,996
Michigan (State of) Finance Authority (Beaumont Health Credit Group), Series 2022, Ref. RB	5.00%	04/15/2037	10	10,865
Michigan (State of) Finance Authority (Beaumont Health Credit Group), Series 2022, Ref. RB	5.00%	04/15/2038	40	43,112

				93,625

Minnesota-0.17%
Minneapolis & St. Paul (Cities of), MN Metropolitan Airports Commission, Series 2022 A, Ref. RB	5.00%	01/01/2052	10	10,423
Minnesota (State of), Series 2021 A, GO Bonds	5.00%	09/01/2032	20	23,019

				33,442

Mississippi-1.19%
University of Mississippi Educational Building Corp., Series 2022, RB	4.50%	10/01/2052	235	235,016

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

321

Invesco BulletShares 2032 Municipal Bond ETF (BSMW)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri-0.84%
Missouri (State of) Health & Educational Facilities Authority (St. Luke’s Health System, Inc.), Series 2016, Ref. RB	3.00%	11/15/2032	$70	$65,403
Missouri Development Finance Board, Series 2022, Ref. RB, (INS - AGM)(a)	4.00%	06/01/2037	100	100,289

				165,692

Nebraska-0.31%
Gretna Public Schools, Series 2022, GO Bonds	4.00%	12/15/2047	65	62,040

Nevada-1.28%
Clark (County of), NV, Series 2022, RB	5.00%	07/01/2036	15	16,799
Las Vegas Valley Water District, Series 2021 C, GO Bonds	3.00%	06/01/2032	20	18,949
Las Vegas Valley Water District, Series 2022 C, Ref. GO Bonds	4.00%	06/01/2041	20	19,635
Las Vegas Valley Water District, Series 2022 C, Ref. GO Bonds	4.00%	06/01/2042	205	199,327

				254,710

New Jersey-0.75%
New Jersey (State of), Series 2020 A, GO Bonds	4.00%	06/01/2032	50	52,377
New Jersey (State of) Economic Development Authority (Portal North Bridge), Series 2022 A, RB	5.25%	11/01/2042	50	53,828
New Jersey (State of) Transportation Trust Fund Authority, Series 2014 BB-2, RN	5.00%	06/15/2032	10	11,033
New Jersey (State of) Transportation Trust Fund Authority, Series 2022, RB	5.00%	06/15/2048	25	26,170
South Jersey Transportation Authority, Series 2022 A, RB	4.63%	11/01/2047	5	4,926

				148,334

New Mexico-0.18%
New Mexico (State of) Severance Tax Permanent Fund, Series 2022 A, RB	5.00%	07/01/2032	30	34,573

New York-22.62%
Long Island (City of), NY Power Authority, Series 2021 A, Ref. RB	4.00%	09/01/2032	35	37,362
Metropolitan Transportation Authority, Series 2016 D, Ref. RB	3.00%	11/15/2032	30	27,148
Metropolitan Transportation Authority (Bidding Group 1), Series 2022 A, RB	4.00%	11/15/2039	15	14,800
New York & New Jersey (States of) Port Authority, One Hundred Seventy Fifth Series 2012, RB	3.00%	12/01/2032	50	48,328
New York (City of), NY, Series 2022 A-1, GO Bonds	5.00%	09/01/2038	50	54,632
New York (City of), NY, Series 2022 A-1, GO Bonds	5.00%	09/01/2042	210	225,070
New York (City of), NY, Series 2023 C, Ref. GO Bonds	5.00%	08/01/2032	100	114,599
New York (City of), NY, Subseries 2022 B-1, GO Bonds	5.25%	10/01/2040	15	16,610
New York (City of), NY, Subseries 2022 B-1, GO Bonds	5.25%	10/01/2041	5	5,512
New York (City of), NY, Subseries 2022 B-1, GO Bonds	5.25%	10/01/2042	150	164,504
New York (City of), NY, Subseries 2022 B-1, GO Bonds	5.25%	10/01/2043	10	10,955
New York (City of), NY, Subseries 2022 D-1, GO Bonds	5.00%	05/01/2032	95	108,566
New York (City of), NY, Subseries 2022 D-1, GO Bonds	5.25%	05/01/2043	60	65,505
New York (City of), NY Municipal Water Finance Authority, Subseries 2023 AA-1, RB	5.25%	06/15/2052	100	108,092
New York (City of), NY Municipal Water Finance Authority, Series 2021, Ref. RB	5.00%	06/15/2032	75	85,402
New York (City of), NY Municipal Water Finance Authority, Series 2022 AA-3, Ref. RB	5.00%	06/15/2047	135	143,676
New York (City of), NY Municipal Water Finance Authority, Series 2022 EE, Ref. RB	5.00%	06/15/2034	25	28,741
New York (City of), NY Municipal Water Finance Authority, Series 2022 EE, Ref. RB	5.00%	06/15/2045	120	128,019
New York (City of), NY Transitional Finance Authority, Series 2022 B-1, Ref. RB	5.25%	11/01/2038	5	5,599
New York (City of), NY Transitional Finance Authority, Series 2022 F-1, RB	5.00%	02/01/2044	65	69,394
New York (City of), NY Transitional Finance Authority, Series 2022 S-1A, Ref. RB	5.00%	07/15/2034	15	17,246
New York (City of), NY Transitional Finance Authority, Series 2022, RB	4.00%	02/01/2041	250	246,198
New York (City of), NY Transitional Finance Authority, Series 2022, RB	5.00%	02/01/2044	20	21,352
New York (City of), NY Transitional Finance Authority, Series 2022, Ref. RB	5.00%	11/01/2032	140	159,677
New York (City of), NY Transitional Finance Authority, Series 2022, Ref. RB	4.00%	11/01/2034	140	146,011
New York (City of), NY Transitional Finance Authority, Subseries 2022 D-1, RB	5.25%	11/01/2037	350	394,108
New York (City of), NY Transitional Finance Authority, Subseries 2023 D-1, RB	5.00%	11/01/2038	5	5,466
New York (City of), NY Transitional Finance Authority, Subseries 2023 D-1, RB	5.25%	11/01/2038	20	22,248
New York (State of) Dormitory Authority, Series 2021 E, Ref. RB	5.00%	03/15/2032	290	331,877
New York (State of) Dormitory Authority, Series 2021 E, Ref. RB	5.00%	03/15/2034	20	22,632
New York (State of) Dormitory Authority, Series 2021 E, Ref. RB	4.00%	03/15/2037	20	20,247
New York (State of) Dormitory Authority, Series 2022 A, Ref. RB	5.00%	03/15/2037	45	49,475
New York (State of) Dormitory Authority, Series 2022 A, Ref. RB	5.00%	03/15/2046	55	58,033

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

322

Invesco BulletShares 2032 Municipal Bond ETF (BSMW)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (State of) Dormitory Authority (Bidding Group 3), Series 2021 E, Ref. RB	4.00%	03/15/2040	$5	$4,931
New York (State of) Thruway Authority (Bidding Group 1), Series 2022 A, Ref. RB	5.00%	03/15/2037	15	16,675
New York (State of) Thruway Authority (Bidding Group 1), Series 2022 A, Ref. RB	5.00%	03/15/2039	10	10,902
New York (State of) Thruway Authority (Bidding Group 4), Series 2022 A, Ref. RB	5.00%	03/15/2048	235	248,462
New York (State of) Thruway Authority (Green Bonds) (Bidding Group 1), Series 2022 C, RB	5.00%	03/15/2053	125	131,580
New York State Urban Development Corp., Series 2022, Ref. RB	5.25%	03/15/2039	75	83,184
New York State Urban Development Corp., Series 2022, Ref. RB	5.00%	03/15/2041	100	107,606
Triborough Bridge & Tunnel Authority, Series 2022 A, RB	5.00%	11/15/2041	140	151,141
Triborough Bridge & Tunnel Authority, Series 2022 C, RB	5.25%	05/15/2052	250	269,552
Triborough Bridge & Tunnel Authority (Green Bonds), Series 2022 D-1A, Ref. RB	5.00%	11/15/2039	5	5,478
Triborough Bridge & Tunnel Authority (Green Bonds), Series 2022 E-2B, Ref. RB	5.00%	11/15/2032	110	126,693
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2022 A, RB	5.00%	05/15/2044	10	10,736
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2022 A, RB	5.25%	05/15/2057	165	177,174
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2022 A, Ref. RB	5.00%	05/15/2047	25	26,523
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2022 C, RB	5.00%	05/15/2047	150	159,249

				4,486,970

North Carolina-0.92%
Charlotte (City of), NC, Series 2022 A, Ref. RB	5.00%	07/01/2045	20	21,838
Mecklenburg (County of), NC, Series 2022, GO Bonds	5.00%	09/01/2034	40	46,524
North Carolina (State of), Series 2022 A, RB	5.00%	05/01/2034	85	97,674
North Carolina (State of), Series 2022 A, RB	5.00%	05/01/2036	15	16,928

				182,964

Ohio-1.31%
Columbus (City of), OH, Series 2016 A, GO Bonds	3.00%	08/15/2032	15	14,277
Ohio (State of) Water Development Authority, Series 2022 A, RB	5.00%	12/01/2041	30	33,042
Worthington City School District, Series 2023, GO Bonds	5.00%	12/01/2048	200	213,174

				260,493

Oklahoma-0.56%
Cushing (City of), OK Educational Facilities Authority (Cushing Public Schools), Series 2022, RB	5.00%	09/01/2032	100	110,737

Oregon-0.15%
Oregon Health & Science University, Series 2021 A, Ref. RB	4.00%	07/01/2044	30	28,662

Pennsylvania-3.70%
Allegheny (County of), PA Sanitary Authority, Series 2022, RB	5.00%	06/01/2053	200	209,989
Delaware Valley Regional Finance Authority, Series 2002, RB	5.75%	07/01/2032	145	173,852
Hospitals & Higher Education Facilities Authority of Philadelphia (The), Series 2022, Ref. RB, (INS - AGM)(a)	5.00%	07/01/2035	145	156,682
Lehigh (County of), PA (Lehigh Valley Health Network), Series 2012, RB	3.25%	07/01/2032	30	28,632
Pennsylvania (Commonwealth of), Series 2022, GO Bonds	5.00%	10/01/2032	10	11,491
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2022 B, Ref. RB	5.25%	12/01/2047	35	37,891
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2022 B, Ref. RB	5.25%	12/01/2052	15	16,134
Southeastern Pennsylvania Transportation Authority (Asset Improvement Program), Series 2022, RB	5.25%	06/01/2040	90	99,686

				734,357

Rhode Island-0.08%
Rhode Island (State of), Series 2022 A, GO Bonds	5.00%	08/01/2040	15	16,453

South Carolina-0.82%
Charleston (City of), SC, Series 2022, RB	5.00%	01/01/2052	100	107,694
South Carolina (State of) Jobs-Economic Development Authority (Bon Secours Mercy Health), Series 2022 A, RB	5.00%	10/01/2037	5	5,356
South Carolina (State of) Transportation Infrastructure Bank, Series 2012 B, Ref. RB	3.38%	10/01/2032	50	48,974

				162,024

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

323

Invesco BulletShares 2032 Municipal Bond ETF (BSMW)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Tennessee-1.38%
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2022 B, GO Bonds	4.00%	01/01/2042	$5	$4,968
Tennessee (State of) School Bond Authority, Series 2022 A, RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	11/01/2047	250	269,173

				274,141

Texas-10.74%
Austin (City of), TX, Series 2022, Ref. RB	5.00%	11/15/2047	60	63,711
Board of Regents of the University of Texas System, Series 2023 A, RB	5.00%	08/15/2043	85	91,110
Conroe Independent School District, Series 2022 A, GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2047	10	9,450
Corpus Christi (City of), TX, Series 2022 B, RB	5.00%	07/15/2052	5	5,264
Cypress-Fairbanks Independent School District, Series 2022, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2035	10	11,374
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2022 B, Ref. RB	5.00%	11/01/2035	20	22,117
Fort Bend Independent School District, Series 2023, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2053	100	106,450
Fort Worth Independent School District, Series 2023, GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2048	50	47,907
Galveston (City of), TX, Series 2022 A, Ctfs. of Obligations	4.63%	05/01/2052	100	100,217
Harris (County of), TX Flood Control District, Series 2022 A, GO Bonds	4.25%	10/01/2047	50	49,263
Harris (County of), TX Port Authority of Houston, Series 2021, RB	5.00%	10/01/2051	10	10,500
Lower Colorado River Authority (LCRA Transmission Services Corp.), Series 2023 , Ref. RB, (INS - AGM)(a)	5.50%	05/15/2048	20	21,856
New Braunfels (City of), TX, Series 2022, RB	5.00%	07/01/2053	100	105,101
North Texas Municipal Water District, Series 2021 A, Ref. RB	3.00%	09/01/2032	55	51,780
North Texas Tollway Authority, Series 2021 B, RB	4.00%	01/01/2032	85	87,118
Permanent University Fund - University of Texas System, Series 2022 A, RB	5.00%	07/01/2032	50	57,621
Pflugerville (City of), TX, Series 2023, Ctfs. of Obligation	5.00%	08/01/2053	200	211,483
Plano Independent School District, Series 2023, GO Bonds	5.00%	02/15/2032	35	40,155
Plano Independent School District, Series 2023, GO Bonds	5.00%	02/15/2034	25	28,697
Plano Independent School District, Series 2023, GO Bonds	5.00%	02/15/2036	15	16,915
Plano Independent School District, Series 2023, GO Bonds	5.00%	02/15/2037	20	22,331
San Antonio (City of), TX Water System, Series 2022 B, RB	5.25%	05/15/2052	100	107,169
San Antonio Independent School District, Series 2022, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2052	100	107,322
Seguin (City of), TX, Series 2022 A, Ctfs. of Obligations	5.25%	09/01/2057	100	107,017
Tarrant County College District, Series 2022, GO Bonds	5.00%	08/15/2040	50	54,492
Texas (State of) Water Development Board, Series 2022, RB	5.00%	10/15/2034	40	45,617
Texas (State of) Water Development Board, Series 2022, RB	5.00%	10/15/2035	40	45,136
Texas (State of) Water Development Board, Series 2022, RB	4.70%	10/15/2041	50	52,973
Texas (State of) Water Development Board, Series 2022, RB	4.75%	10/15/2042	100	105,808
Texas (State of) Water Development Board, Series 2022, RB	4.80%	10/15/2052	100	104,428
Texas (State of) Water Development Board (Master Trust), Series 2022, RB	5.00%	10/15/2047	40	42,618
Trinity River Authority, Series 2020, Ref. RB	3.00%	08/01/2032	30	28,451
University of Houston, Series 2022 A, Ref. RB	5.00%	02/15/2032	70	80,030
University of Houston, Series 2022 A, Ref. RB	5.00%	02/15/2034	40	45,261
West Harris (County of), TX Regional Water Authority, Series 2022, RB, (INS - AGM)(a)	5.50%	12/15/2050	40	43,973

				2,130,715

Utah-0.53%
University of Utah (The) (Green Bonds), Series 2022 B, RB	5.00%	08/01/2037	95	105,707

Virginia-0.70%
Fairfax (County of), VA, Series 2023 A, GO Bonds	4.00%	10/01/2034	15	15,942
Virginia (Commonwealth of) College Building Authority (21st Century College and Equipment Programs), Series 2017, RB	3.00%	02/01/2032	95	90,259
Virginia (Commonwealth of) College Building Authority (21st Century College and Equipment Programs), Series 2022, RB	5.25%	02/01/2041	20	22,201
Virginia (Commonwealth of) Public Building Authority, Series 2022 A, RB	5.00%	08/01/2037	5	5,612
Virginia (Commonwealth of) Transportation Board, Series 2022, Ref. RB	4.00%	05/15/2035	5	5,209

				139,223

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

324

Invesco BulletShares 2032 Municipal Bond ETF (BSMW)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington-4.05%
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2021 S-1, Ref. RB	5.00%	11/01/2032	$10	$11,461
Douglas (County of), WA Public Utility District No. 1, Series 2022 B, RB	5.00%	09/01/2047	100	105,976
Energy Northwest, Series 2022, Ref. RB	5.00%	07/01/2036	25	28,059
King & Snohomish Counties School District No. 417 Northshore, Series 2022, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2039	5	5,476
King (County of), WA, Series 2021 A, GO Bonds	5.00%	01/01/2032	45	51,415
King County School District No. 401 Highline, Series 2017, GO Bonds, (CEP - Oregon School Bond Guaranty)	3.13%	12/01/2032	20	19,368
King County School District No. 403 Renton, Series 2023, GO Bonds, (CEP - Oregon School Bond Guaranty)	4.00%	12/01/2040	10	9,825
Snohomish County School District No. 6 Mukilteo, Series 2022, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2034	20	23,107
Spokane County School District No. 81, Series 2022, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2037	5	5,580
Spokane County School District No. 81, Series 2022, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2038	5	5,537
Washington (State of), Series 2022 A-2, GO Bonds	5.00%	08/01/2038	5	5,530
Washington (State of), Series 2022 A-2, GO Bonds	5.00%	08/01/2040	5	5,472
Washington (State of), Series 2022 A-2, GO Bonds	5.00%	08/01/2041	205	223,526
Washington (State of), Series 2022 A-3, GO Bonds	5.00%	08/01/2044	30	32,415
Washington (State of), Series 2022 C, GO Bonds	5.00%	02/01/2037	20	22,219
Washington (State of), Series 2022 C, GO Bonds	5.00%	02/01/2041	40	43,428
Washington (State of), Series 2022 C, GO Bonds	5.00%	02/01/2046	45	48,227
Washington (State of), Series 2022 C, Ref. GO Bonds	4.00%	07/01/2034	10	10,517
Washington (State of) (Bid Group 2), Series 2022 A-2, GO Bonds	5.00%	08/01/2042	125	135,698
Washington (State of) (Bid Group 2), Series 2022 A-2, GO Bonds	5.00%	08/01/2043	10	10,834

				803,670

Wisconsin-0.82%
Wisconsin (State of) Public Finance Authority (Cone Health), Series 2022 A-1, RB, (INS - BAM)(a)	5.50%	07/01/2052	150	162,088

TOTAL INVESTMENTS IN SECURITIES(b)-98.30% (Cost $19,870,244)				19,498,811
OTHER ASSETS LESS LIABILITIES-1.70%				336,306

NET ASSETS-100.00%				$19,835,117

Investment Abbreviations:

AGM	-Assured Guaranty Municipal Corp.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
Ctfs.	-Certificates
GO	-General Obligation
INS	-Insurer
RB	-Revenue Bonds
Ref.	-Refunding
RN	-Revenue Notes

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

325

Statements of Assets and Liabilities

August 31, 2023

	Invesco BulletShares 2023 Corporate Bond ETF (BSCN)	Invesco BulletShares 2024 Corporate Bond ETF (BSCO)	Invesco BulletShares 2025 Corporate Bond ETF (BSCP)	Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)
Assets:
Unaffiliated investments in securities, at value(a)	$2,221,785,080	$3,840,515,538	$2,819,432,293	$1,964,662,112
Affiliated investments in securities, at value	20,478,188	189,955,944	245,471,761	214,082,775
Cash	8,250	9,685	19,937	-
Deposits with brokers:
Cash segregated as collateral	-	1,323,256	101,745	-
Receivable for:
Dividends and interest	14,415,465	35,827,045	27,609,265	17,458,311
Securities lending	-	18,715	34,542	25,672
Fund shares sold	-	6,751,056	12,198,448	2,840,125

Total assets	2,256,686,983	4,074,401,239	3,104,867,991	2,199,068,995

Liabilities:
Payable for:
Investments purchased	-	6,755,043	12,242,331	2,803,281
Collateral upon return of securities loaned	-	173,363,561	245,367,690	213,690,711
Collateral upon receipt of securities in-kind	-	1,323,256	101,745	-
Accrued unitary management fees	192,922	327,795	236,743	166,818
Accrued tax expenses	-	-	-	-

Total liabilities	192,922	181,769,655	257,948,509	216,660,810

Net Assets	$2,256,494,061	$3,892,631,584	$2,846,919,482	$1,982,408,185

Net assets consist of:
Shares of beneficial interest	$2,259,139,527	$3,982,106,172	$2,943,007,384	$2,074,628,914
Distributable earnings (loss)	(2,645,466)	(89,474,588)	(96,087,902)	(92,220,729)

Net Assets	$2,256,494,061	$3,892,631,584	$2,846,919,482	$1,982,408,185

Shares outstanding (unlimited amount authorized, $0.01 par value)	106,350,000	188,400,000	141,150,000	104,700,000
Net asset value	$21.22	$20.66	$20.17	$18.93

Market price	$21.22	$20.67	$20.18	$18.94

Unaffiliated investments in securities, at cost	$2,224,599,982	$3,922,625,883	$2,911,928,101	$2,054,195,479

Affiliated investments in securities, at cost	$20,478,188	$189,952,711	$245,464,382	$214,081,857

(a) Includes securities on loan with an aggregate value of:	$-	$167,602,964	$237,509,429	$207,271,264

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

326

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)	Invesco BulletShares 2028 Corporate Bond ETF (BSCS)	Invesco BulletShares 2029 Corporate Bond ETF (BSCT)	Invesco BulletShares 2030 Corporate Bond ETF (BSCU)	Invesco BulletShares 2031 Corporate Bond ETF (BSCV)	Invesco BulletShares 2032 Corporate Bond ETF (BSCW)	Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)

$1,051,761,172	$712,280,468	$389,672,435	$255,043,053	$192,190,447	$141,093,360	$521,250,300
207,322,575	161,124,603	54,709,994	44,064,659	3,372,099	4,129,746	11,078,891
1,472	-	2,575	-	278	2,840	-

-	-	-	44,711	-	-	-

10,765,274	8,127,802	4,684,993	2,325,105	1,763,108	1,832,378	1,720,980
51,320	27,973	16,925	4,754	3,251	5,240	-
5,692,799	2,952,562	2,775,322	33,495	238,972	6,105,931	-

1,275,594,612	884,513,408	451,862,244	301,515,777	197,568,155	153,169,495	534,050,171

5,736,369	2,976,762	2,734,243	33,495	238,972	6,077,721	-
207,265,276	161,050,442	54,575,781	44,021,413	3,329,384	4,062,731	-
-	-	-	44,711	-	-	-
87,166	57,704	32,489	20,469	15,998	10,526	193,640
-	-	-	-	-	1,009	-

213,088,811	164,084,908	57,342,513	44,120,088	3,584,354	10,151,987	193,640

$1,062,505,801	$720,428,500	$394,519,731	$257,395,689	$193,983,801	$143,017,508	$533,856,531

$1,112,640,718	$756,110,355	$417,858,265	$273,026,046	$201,324,816	$144,704,241	$586,076,200
(50,134,917)	(35,681,855)	(23,338,534)	(15,630,357)	(7,341,015)	(1,686,733)	(52,219,669)

$1,062,505,801	$720,428,500	$394,519,731	$257,395,689	$193,983,801	$143,017,508	$533,856,531

55,950,000	36,600,001	22,050,001	16,050,001	12,300,001	7,200,001	22,700,000
$18.99	$19.68	$17.89	$16.04	$15.77	$19.86	$23.52

$19.00	$19.69	$17.90	$16.03	$15.77	$19.86	$23.53

$1,101,114,396	$746,413,336	$412,663,788	$270,097,669	$199,230,992	$142,693,181	$521,636,263

$207,319,270	$161,121,191	$54,708,866	$44,063,998	$3,372,047	$4,129,758	$11,078,891

$200,678,629	$155,916,769	$52,721,278	$42,598,793	$3,224,833	$3,905,534	$-

327

Statements of Assets and Liabilities–(continued)

August 31, 2023

	Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)	Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)	Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)	Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)

Assets:
Unaffiliated investments in securities, at value(a)	$618,857,096	$1,078,168,451	$294,779,158	$103,757,166
Affiliated investments in securities, at value	66,430,422	126,278,563	68,958,307	28,421,699
Cash	16,472	82,200	53,554	-
Deposits with brokers:
Cash segregated as collateral	4,769,733	2,571,644	-	-
Receivable for:
Dividends and interest	10,495,985	20,056,989	5,029,666	1,807,326
Securities lending	133,568	19,600	41,802	5,052
Investments sold	-	3,762,000	70,100	-
Fund shares sold	11,298,096	2,448,869	-	-
Other assets	-	-	-	-

Total assets	712,001,372	1,233,388,316	368,932,587	133,991,243

Liabilities:
Due to custodian	-	-	-	-
Payable for:
Investments purchased	11,355,273	2,448,869	107,282	-
Collateral upon return of securities loaned	42,729,683	91,914,880	64,518,930	27,646,251
Collateral upon receipt of securities in-kind	4,769,733	2,571,644	-	-
Accrued unitary management fees	225,805	396,561	107,342	36,620

Total liabilities	59,080,494	97,331,954	64,733,554	27,682,871

Net Assets	$652,920,878	$1,136,056,362	$304,199,033	$106,308,372

Net assets consist of:
Shares of beneficial interest	$697,384,531	$1,155,427,308	$321,489,196	$112,213,076
Distributable earnings (loss)	(44,463,653)	(19,370,946)	(17,290,163)	(5,904,704)

Net Assets	$652,920,878	$1,136,056,362	$304,199,033	$106,308,372

Shares outstanding (unlimited amount authorized, $0.01 par value)	29,000,000	50,200,000	13,300,001	4,900,001
Net asset value	$22.51	$22.63	$22.87	$21.70

Market price	$22.54	$22.67	$22.90	$21.74

Unaffiliated investments in securities, at cost	$625,942,964	$1,084,783,760	$303,973,970	$107,269,045

Affiliated investments in securities, at cost	$66,430,470	$126,278,229	$68,956,869	$28,421,699

(a) Includes securities on loan with an aggregate value of:	$41,064,635	$88,746,210	$62,156,823	$26,606,870

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

328

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)	Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT)	Invesco BulletShares 2030 High Yield Corporate Bond ETF (BSJU)	Invesco BulletShares 2023 Municipal Bond ETF (BSMN)	Invesco BulletShares 2024 Municipal Bond ETF (BSMO)	Invesco BulletShares 2025 Municipal Bond ETF (BSMP)	Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)

$63,298,511	$19,866,769	$12,078,825	$132,040,748	$191,879,918	$164,747,373	$112,532,438
12,572,456	220,567	56,115	-	-	-	-
-	243	-	7,617,261	835,947	124,980	298,389

-	-	-	-	-	-	-

1,099,767	331,640	213,854	1,141,402	2,399,854	2,042,305	1,328,267
2,605	330	55	-	-	-	-
-	-	-	-	-	20,000	-
2,098,012	-	-	-	-	-	2,334,920
-	-	-	236	-	128	-

79,071,351	20,419,549	12,348,849	140,799,647	195,115,719	166,934,786	116,494,014

11,503	-	-	-	-	-	-

2,075,052	-	-	-	-	-	2,342,155
11,924,278	83,383	-	-	-	-	-
-	-	-	-	-	-	-
22,168	6,633	4,370	21,774	29,821	25,431	17,029

14,033,001	90,016	4,370	21,774	29,821	25,431	2,359,184

$65,038,350	$20,329,533	$12,344,479	$140,777,873	$195,085,898	$166,909,355	$114,134,830

$68,446,422	$21,843,521	$12,397,108	$140,994,443	$196,955,854	$170,475,341	$117,196,597
(3,408,072)	(1,513,988)	(52,629)	(216,570)	(1,869,956)	(3,565,986)	(3,061,767)

$65,038,350	$20,329,533	$12,344,479	$140,777,873	$195,085,898	$166,909,355	$114,134,830

3,100,001	1,000,001	500,001	5,600,001	7,900,001	6,900,001	4,900,001
$20.98	$20.33	$24.69	$25.14	$24.69	$24.19	$23.29

$21.02	$20.38	$24.73	$25.08	$24.72	$24.26	$23.36

$65,808,694	$21,118,627	$12,063,042	$132,253,895	$193,741,852	$167,980,006	$115,124,646

$12,572,506	$220,573	$56,115	$-	$-	$-	$-

$11,512,359	$80,538	$-	$-	$-	$-	$-

329

Statements of Assets and Liabilities–(continued)

August 31, 2023

	Invesco BulletShares 2027 Municipal Bond ETF (BSMR)	Invesco BulletShares 2028 Municipal Bond ETF (BSMS)	Invesco BulletShares 2029 Municipal Bond ETF (BSMT)	Invesco BulletShares 2030 Municipal Bond ETF (BSMU)
Assets:
Investments in securities, at value	$89,721,496	$68,271,484	$46,941,961	$50,929,556
Cash	190,862	64,562	117,672	127,064
Receivable for:
Dividends and interest	1,000,768	811,868	563,706	589,961
Other assets	-	3	3	-

Total assets	90,913,126	69,147,917	47,623,342	51,646,581

Liabilities:
Accrued unitary management fees	13,316	10,517	7,308	7,688

Total liabilities	13,316	10,517	7,308	7,688

Net Assets	$90,899,810	$69,137,400	$47,616,034	$51,638,893

Net assets consist of:
Shares of beneficial interest	$92,869,731	$71,613,740	$49,931,448	$54,366,889
Distributable earnings (loss)	(1,969,921)	(2,476,340)	(2,315,414)	(2,727,996)

Net Assets	$90,899,810	$69,137,400	$47,616,034	$51,638,893

Shares outstanding (unlimited amount authorized, $ 0.01 par value)	3,900,001	3,000,001	2,100,001	2,400,001
Net asset value	$23.31	$23.05	$22.67	$21.52

Market price	$23.36	$23.12	$22.70	$21.56

Investments in securities, at cost	$91,695,480	$70,304,570	$48,665,229	$52,611,835

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

330

Invesco BulletShares 2031 Municipal Bond ETF (BSMV)	Invesco BulletShares 2032 Municipal Bond ETF (BSMW)

$28,594,326	$19,498,811
24,465	84,907

328,836	254,203
-	-

28,947,627	19,837,921

4,324	2,804

4,324	2,804

$28,943,303	$19,835,117

$31,028,790	$20,206,550
(2,085,487)	(371,433)

$28,943,303	$19,835,117

1,400,001	800,001
$20.67	$24.79

$20.71	$24.82

$29,772,109	$19,870,244

331

Statements of Operations

For the year ended August 31, 2023

	Invesco BulletShares 2023 Corporate Bond ETF (BSCN)	Invesco BulletShares 2024 Corporate Bond ETF (BSCO)	Invesco BulletShares 2025 Corporate Bond ETF (BSCP)	Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)
Investment income:
Unaffiliated interest income	$65,269,934	$108,308,304	$74,716,457	$57,350,973
Affiliated dividend income	7,268,741	542,613	276,883	145,315
Securities lending income, net	120,458	335,834	529,215	368,141
Foreign withholding tax	-	-	-	-

Total investment income	72,659,133	109,186,751	75,522,555	57,864,429

Expenses:
Unitary management fees	2,584,316	3,775,565	2,287,953	1,642,711
Tax expenses	-	-	-	-

Total expenses	2,584,316	3,775,565	2,287,953	1,642,711

Less: Waivers	(150,368)	(11,568)	(6,279)	(3,426)

Net expenses	2,433,948	3,763,997	2,281,674	1,639,285

Net investment income	70,225,185	105,422,754	73,240,881	56,225,144

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(781,861)	(2,684,901)	(1,295,738)	(1,478,420)
Affiliated investment securities	11,349	5,748	(27,202)	872
In-kind redemptions	(220,892)	(1,321,096)	19,991	225,656

Net realized gain (loss)	(991,404)	(4,000,249)	(1,302,949)	(1,251,892)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	33,394,186	6,134,894	(17,259,202)	(17,778,583)
Affiliated investment securities	(3,597)	(1,470)	2,318	(2,144)

Change in net unrealized appreciation (depreciation)	33,390,589	6,133,424	(17,256,884)	(17,780,727)

Net realized and unrealized gain (loss)	32,399,185	2,133,175	(18,559,833)	(19,032,619)

Net increase in net assets resulting from operations	$102,624,370	$107,555,929	$54,681,048	$37,192,525

(a)	For the period September 6, 2022 (commencement of investment operations) through August 31, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

332

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)	Invesco BulletShares 2028 Corporate Bond ETF (BSCS)	Invesco BulletShares 2029 Corporate Bond ETF (BSCT)	Invesco BulletShares 2030 Corporate Bond ETF (BSCU)	Invesco BulletShares 2031 Corporate Bond ETF (BSCV)	Invesco BulletShares 2032 Corporate Bond ETF (BSCW)(a)	Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)

$27,995,798	$19,666,298	$9,989,189	$7,006,776	$4,981,015	$2,213,288	$35,395,637
106,712	86,847	45,229	13,419	11,872	4,213	1,052,725
520,233	246,735	143,219	41,845	19,219	16,985	175,059
-	-	-	-	-	(68)	-

28,622,743	19,999,880	10,177,637	7,062,040	5,012,106	2,234,418	36,623,421

773,158	505,304	257,981	169,689	105,858	43,085	2,878,297
-	-	-	-	-	1,009	-

773,158	505,304	257,981	169,689	105,858	44,094	2,878,297

(2,360)	(1,909)	(1,001)	(315)	(272)	(99)	(27,283)

770,798	503,395	256,980	169,374	105,586	43,995	2,851,014

27,851,945	19,496,485	9,920,657	6,892,666	4,906,520	2,190,423	33,772,407

(780,612)	(1,111,151)	(228,170)	(383,232)	(288,336)	(86,682)	(20,804,654)
(7,870)	(10,422)	(4,565)	(2,146)	(658)	(218)	18,426
517,384	109,667	117,340	-	426,580	-	(1,028,748)

(271,098)	(1,011,906)	(115,395)	(385,378)	137,586	(86,900)	(21,814,976)

(11,244,222)	(3,137,483)	(3,191,900)	(2,613,407)	(2,930,013)	(1,599,821)	29,467,370
(1,667)	59	555	373	38	(12)	(4,201)

(11,245,889)	(3,137,424)	(3,191,345)	(2,613,034)	(2,929,975)	(1,599,833)	29,463,169

(11,516,987)	(4,149,330)	(3,306,740)	(2,998,412)	(2,792,389)	(1,686,733)	7,648,193

$16,334,958	$15,347,155	$6,613,917	$3,894,254	$2,114,131	$503,690	$41,420,600

333

Statements of Operations–(continued)

For the year ended August 31, 2023

	Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)	Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)	Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)	Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)
Investment income:
Unaffiliated interest income	$33,022,924	$40,159,624	$16,593,285	$5,203,631
Affiliated dividend income	820,087	435,912	113,317	38,519
Securities lending income, net	1,533,986	205,676	370,062	66,255

Total investment income	35,376,997	40,801,212	17,076,664	5,308,405

Expenses:
Unitary management fees	2,313,149	2,410,549	1,043,735	321,126

Less: Waivers	(17,491)	(9,438)	(2,390)	(819)

Net expenses	2,295,658	2,401,111	1,041,345	320,307

Net investment income	33,081,339	38,400,101	16,035,319	4,988,098

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(11,777,317)	(5,865,078)	(4,567,160)	(1,421,408)
Affiliated investment securities	(6,042)	1,598	(164)	(323)
In-kind redemptions	816,238	467,201	(1,107,115)	-

Net realized gain (loss)	(10,967,121)	(5,396,279)	(5,674,439)	(1,421,731)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	19,248,362	16,151,590	7,518,602	1,797,997
Affiliated investment securities	(4,057)	(2,558)	(706)	(330)

Change in net unrealized appreciation (depreciation)	19,244,305	16,149,032	7,517,896	1,797,667

Net realized and unrealized gain (loss)	8,277,184	10,752,753	1,843,457	375,936

Net increase in net assets resulting from operations	$41,358,523	$49,152,854	$17,878,776	$5,364,034

(a)	For the period September 6, 2022 (commencement of investment operations) through August 31, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

334

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)	Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT)	Invesco BulletShares 2030 High Yield Corporate Bond ETF (BSJU)(a)	Invesco BulletShares 2023 Municipal Bond ETF (BSMN)	Invesco BulletShares 2024 Municipal Bond ETF (BSMO)	Invesco BulletShares 2025 Municipal Bond ETF (BSMP)	Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)

$2,742,234	$965,678	$521,553	$3,185,413	$3,610,076	$3,000,918	$2,298,872
13,595	5,149	2,953	-	-	-	-
22,332	5,174	58	-	-	-	-

2,778,161	976,001	524,564	3,185,413	3,610,076	3,000,918	2,298,872

161,601	59,672	28,713	253,371	290,193	236,849	159,276

(300)	(113)	(64)	-	-	-	-

161,301	59,559	28,649	253,371	290,193	236,849	159,276

2,616,860	916,442	495,915	2,932,042	3,319,883	2,764,069	2,139,596

(865,373)	(220,880)	(68,303)	(16,425)	(35,194)	(296,759)	(251,703)
171	(12)	-	-	-	-	-
-	(53,897)	-	(130,211)	-	-	-

(865,202)	(274,789)	(68,303)	(146,636)	(35,194)	(296,759)	(251,703)

639,529	220,036	15,783	751,360	(191,761)	(526,414)	(569,644)
(134)	(19)	-	-	-	-	-

639,395	220,017	15,783	751,360	(191,761)	(526,414)	(569,644)

(225,807)	(54,772)	(52,520)	604,724	(226,955)	(823,173)	(821,347)

$2,391,053	$861,670	$443,395	$3,536,766	$3,092,928	$1,940,896	$1,318,249

335

Statements of Operations–(continued)

For the year ended August 31, 2023

	Invesco BulletShares 2027 Municipal Bond ETF (BSMR)	Invesco BulletShares 2028 Municipal Bond ETF (BSMS)	Invesco BulletShares 2029 Municipal Bond ETF (BSMT)	Invesco BulletShares 2030 Municipal Bond ETF (BSMU)
Investment income:
Interest income	$1,903,676	$1,444,832	$1,092,252	$1,048,150

Total investment income	1,903,676	1,444,832	1,092,252	1,048,150

Expenses:
Unitary management fees	123,854	97,053	72,584	66,043

Net expenses	123,854	97,053	72,584	66,043

Net investment income	1,779,822	1,347,779	1,019,668	982,107

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investments	(13,991)	(251,344)	(251,014)	(371,718)

Change in net unrealized appreciation (depreciation) on unaffiliated investment securities	(469,520)	(56,364)	(5,521)	(285,726)

Net realized and unrealized gain (loss)	(483,511)	(307,708)	(256,535)	(657,444)

Net increase (decrease) in net assets resulting from operations	$1,296,311	$1,040,071	$763,133	$324,663

(a)	For the period February 27, 2023 (commencement of investment operations) through August 31, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

336

Invesco BulletShares 2031 Municipal Bond ETF (BSMV)	Invesco BulletShares 2032 Municipal Bond ETF (BSMW)(a)

$501,161	$147,470

501,161	147,470

32,346	7,727

32,346	7,727

468,815	139,743

(75,360)	156

(359,114)	(371,433)

(434,474)	(371,277)

$34,341	$(231,534)

337

Statements of Changes in Net Assets

For the years ended August 31, 2023 and 2022

	Invesco BulletShares 2023 Corporate Bond ETF (BSCN)		Invesco BulletShares 2024 Corporate Bond ETF (BSCO)
	2023	2022	2023	2022
Operations:
Net investment income	$70,225,185	$31,662,160	$105,422,754	$43,331,147
Net realized gain (loss)	(991,404)	582,904	(4,000,249)	(3,778,907)
Change in net unrealized appreciation (depreciation)	33,390,589	(74,338,444)	6,133,424	(135,305,391)

Net increase (decrease) in net assets resulting from operations	102,624,370	(42,093,380)	107,555,929	(95,753,151)

Distributions to Shareholders from:
Distributable earnings.	(68,135,418)	(37,787,625)	(105,337,424)	(45,949,587)

Shareholder Transactions:
Proceeds from shares sold	455,392,448	539,242,118	1,017,392,174	1,893,989,566
Value of shares repurchased	(721,718,419)	(76,260,378)	(426,454,622)	(84,849,119)

Net increase (decrease) in net assets resulting from share transactions	(266,325,971)	462,981,740	590,937,552	1,809,140,447

Net increase (decrease) in net assets	(231,837,019)	383,100,735	593,156,057	1,667,437,709

Net assets:
Beginning of year	2,488,331,080	2,105,230,345	3,299,475,527	1,632,037,818

End of year	$2,256,494,061	$2,488,331,080	$3,892,631,584	$3,299,475,527

Changes in Shares Outstanding:
Shares sold	21,750,000	25,350,000	49,650,000	89,850,000
Shares repurchased	(34,200,000)	(3,600,000)	(20,700,000)	(4,050,000)
Shares outstanding, beginning of year	118,800,000	97,050,000	159,450,000	73,650,000

Shares outstanding, end of year	106,350,000	118,800,000	188,400,000	159,450,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

338

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)		Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)		Invesco BulletShares 2027 Corporate Bond ETF (BSCR)		Invesco BulletShares 2028 Corporate Bond ETF (BSCS)
2023	2022	2023	2022	2023	2022	2023	2022

$73,240,881	$24,392,663	$56,225,144	$17,875,906	$27,851,945	$9,147,165	$19,496,485	$5,348,625
(1,302,949)	(1,979,894)	(1,251,892)	(487,218)	(271,098)	83,696	(1,011,906)	(430,227)
(17,256,884)	(103,464,527)	(17,780,727)	(88,801,017)	(11,245,889)	(50,909,214)	(3,137,424)	(34,773,113)

54,681,048	(81,051,758)	37,192,525	(71,412,329)	16,334,958	(41,678,353)	15,347,155	(29,854,715)

(73,303,310)	(26,353,632)	(56,153,843)	(17,893,415)	(28,023,135)	(9,217,189)	(19,483,490)	(5,392,141)

1,382,472,822	717,998,538	882,847,921	812,928,433	623,350,968	192,035,822	454,080,011	82,775,900
(181,329,404)	(3,059,546)	(59,933,094)	(124,053,130)	(28,683,552)	(14,911,677)	(2,969,517)	-

1,201,143,418	714,938,992	822,914,827	688,875,303	594,667,416	177,124,145	451,110,494	82,775,900

1,182,521,156	607,533,602	803,953,509	599,569,559	582,979,239	126,228,603	446,974,159	47,529,044

1,664,398,326	1,056,864,724	1,178,454,676	578,885,117	479,526,562	353,297,959	273,454,341	225,925,297

$2,846,919,482	$1,664,398,326	$1,982,408,185	$1,178,454,676	$1,062,505,801	$479,526,562	$720,428,500	$273,454,341

68,550,000	34,350,000	46,650,000	40,650,000	32,700,000	9,450,000	23,100,000	3,900,000
(9,000,000)	(150,000)	(3,150,000)	(6,300,000)	(1,500,000)	(750,000)	(150,000)	-
81,600,000	47,400,000	61,200,000	26,850,000	24,750,000	16,050,000	13,650,001	9,750,001

141,150,000	81,600,000	104,700,000	61,200,000	55,950,000	24,750,000	36,600,001	13,650,001

339

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2023 and 2022

	Invesco BulletShares 2029 Corporate Bond ETF (BSCT)		Invesco BulletShares 2030 Corporate Bond ETF (BSCU)
	2023	2022	2023	2022
Operations:
Net investment income	$9,920,657	$2,841,478	$6,892,666	$1,596,184
Net realized gain (loss)	(115,395)	(1,040,126)	(385,378)	(183,411)
Change in net unrealized appreciation (depreciation)	(3,191,345)	(20,589,075)	(2,613,034)	(12,301,573)

Net increase (decrease) in net assets resulting from operations	6,613,917	(18,787,723)	3,894,254	(10,888,800)

Distributions to Shareholders from:
Distributable earnings	(9,894,400)	(2,861,504)	(6,959,857)	(1,543,157)

Shareholder Transactions:
Proceeds from shares sold	277,316,876	52,115,317	159,096,524	87,105,399
Value of shares repurchased	(7,978,199)	(14,213,573)	-	-

Net increase (decrease) in net assets resulting from share transactions	269,338,677	37,901,744	159,096,524	87,105,399

Net increase (decrease) in net assets	266,058,194	16,252,517	156,030,921	74,673,442

Net assets:
Beginning of year	128,461,537	112,209,020	101,364,768	26,691,326

End of year	$394,519,731	$128,461,537	$257,395,689	$101,364,768

Changes in Shares Outstanding:
Shares sold	15,450,000	2,550,000	9,900,000	4,800,000
Shares repurchased	(450,000)	(750,000)	-	-
Shares outstanding, beginning of year	7,050,001	5,250,001	6,150,001	1,350,001

Shares outstanding, end of year	22,050,001	7,050,001	16,050,001	6,150,001

(a) For the period September 13, 2021 (commencement of investment operations) through August 31, 2022.

(b) For the period September 6, 2022 (commencement of investment operations) through August 31, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

340

Invesco BulletShares 2031 Corporate Bond ETF (BSCV)		Invesco BulletShares 2032 Corporate Bond ETF (BSCW)	Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)		Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)
2023	2022(a)	2023(b)	2023	2022	2023	2022

$4,906,520	$500,915	$2,190,423	$33,772,407	$25,202,258	$33,081,339	$18,950,399
137,586	(11,528)	(86,900)	(21,814,976)	(23,366,965)	(10,967,121)	(25,566,209)
(2,929,975)	(4,110,518)	(1,599,833)	29,463,169	(38,781,890)	19,244,305	(31,679,438)

2,114,131	(3,621,131)	503,690	41,420,600	(36,946,597)	41,358,523	(38,295,248)

(4,917,628)	(497,473)	(2,192,792)	(34,524,698)	(24,466,310)	(33,430,307)	(18,591,105)

164,738,275	43,387,217	147,541,251	142,585,276	334,867,605	272,660,037	296,465,790
(7,219,590)	-	(2,834,641)	(312,251,563)	(254,596,094)	(109,449,136)	(121,652,218)

157,518,685	43,387,217	144,706,610	(169,666,287)	80,271,511	163,210,901	174,813,572

154,715,188	39,268,613	143,017,508	(162,770,385)	18,858,604	171,139,117	117,927,219

39,268,613	-	-	696,626,916	677,768,312	481,781,761	363,854,542

$193,983,801	$39,268,613	$143,017,508	$533,856,531	$696,626,916	$652,920,878	$481,781,761

10,350,000	2,400,001	7,350,001	6,100,000	13,800,000	12,200,000	12,600,000
(450,000)	-	(150,000)	(13,300,000)	(10,600,000)	(4,900,000)	(5,400,000)
2,400,001	-	-	29,900,000	26,700,000	21,700,000	14,500,000

12,300,001	2,400,001	7,200,001	22,700,000	29,900,000	29,000,000	21,700,000

341

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2023 and 2022

	Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)		Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)
	2023	2022	2023	2022
Operations:
Net investment income	$38,400,101	$15,763,276	$16,035,319	$7,895,552
Net realized gain (loss)	(5,396,279)	(5,201,851)	(5,674,439)	(2,594,718)
Change in net unrealized appreciation (depreciation)	16,149,032	(27,991,796)	7,517,896	(18,035,349)

Net increase (decrease) in net assets resulting from operations	49,152,854	(17,430,371)	17,878,776	(12,734,515)

Distributions to Shareholders from:
Distributable earnings	(37,484,424)	(15,661,665)	(16,049,115)	(7,842,075)

Shareholder Transactions:
Proceeds from shares sold	764,101,499	200,113,063	127,337,268	164,423,468
Value of shares repurchased	(40,099,794)	(59,529,955)	(15,796,746)	(68,785,831)

Net increase in net assets resulting from share transactions	724,001,705	140,583,108	111,540,522	95,637,637

Net increase in net assets	735,670,135	107,491,072	113,370,183	75,061,047

Net assets:
Beginning of year	400,386,227	292,895,155	190,828,850	115,767,803

End of year	$1,136,056,362	$400,386,227	$304,199,033	$190,828,850

Changes in Shares Outstanding:
Shares sold	34,100,000	8,600,000	5,600,000	6,800,000
Shares repurchased	(1,800,000)	(2,600,000)	(700,000)	(2,900,000)
Shares outstanding, beginning of year	17,900,000	11,900,000	8,400,001	4,500,001

Shares outstanding, end of year	50,200,000	17,900,000	13,300,001	8,400,001

(a) For the period September 13, 2021 (commencement of investment operations) through August 31, 2022.

(b) For the period September 6, 2022 (commencement of investment operations) through August 31, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

342

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)		Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)		Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT)		Invesco BulletShares 2030 High Yield Corporate Bond ETF (BSJU)
2023	2022	2023	2022	2023	2022(a)	2023(b)

$4,988,098	$2,089,010	$2,616,860	$950,471	$916,442	$409,826	$495,915
(1,421,731)	(1,708,704)	(865,202)	(174,696)	(274,789)	(286,994)	(68,303)
1,797,667	(5,627,068)	639,395	(3,295,823)	220,017	(1,471,881)	15,783

5,364,034	(5,246,762)	2,391,053	(2,520,048)	861,670	(1,349,049)	443,395

(4,974,891)	(2,291,447)	(2,606,497)	(1,017,390)	(911,111)	(414,289)	(496,088)

60,538,932	46,007,122	41,934,639	24,854,397	14,176,869	16,537,165	12,397,172
-	(36,597,116)	-	(13,344,911)	(1,979,925)	(6,591,797)	-

60,538,932	9,410,006	41,934,639	11,509,486	12,196,944	9,945,368	12,397,172

60,928,075	1,871,797	41,719,195	7,972,048	12,147,503	8,182,030	12,344,479

45,380,297	43,508,500	23,319,155	15,347,107	8,182,030	-	-

$106,308,372	$45,380,297	$65,038,350	$23,319,155	$20,329,533	$8,182,030	$12,344,479

2,800,000	2,000,000	2,000,000	1,100,000	700,000	700,001	500,001
-	(1,600,000)	-	(600,000)	(100,000)	(300,000)	-
2,100,001	1,700,001	1,100,001	600,001	400,001	-	-

4,900,001	2,100,001	3,100,001	1,100,001	1,000,001	400,001	500,001

343

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2023 and 2022

	Invesco BulletShares 2023 Municipal Bond ETF (BSMN)		Invesco BulletShares 2024 Municipal Bond ETF (BSMO)
	2023	2022	2023	2022
Operations:
Net investment income	$2,932,042	$371,043	$3,319,883	$467,336
Net realized gain (loss)	(146,636)	(1,529)	(35,194)	(9,713)
Change in net unrealized appreciation (depreciation)	751,360	(1,224,223)	(191,761)	(2,044,958)

Net increase (decrease) in net assets resulting from operations	3,536,766	(854,709)	3,092,928	(1,587,335)

Distributions to Shareholders from:
Distributable earnings	(2,985,406)	(303,153)	(3,395,614)	(354,891)

Shareholder Transactions:
Proceeds from shares sold	72,505,261	60,292,358	101,050,182	59,772,394
Value of shares repurchased	(27,605,327)	-	-	-
Transaction fees	181,263	150,731	252,625	149,431

Net increase in net assets resulting from share transactions	45,081,197	60,443,089	101,302,807	59,921,825

Net increase in net assets	45,632,557	59,285,227	101,000,121	57,979,599

Net assets:
Beginning of year	95,145,316	35,860,089	94,085,777	36,106,178

End of year.	$140,777,873	$95,145,316	$195,085,898	$94,085,777

Changes in Shares Outstanding:
Shares sold	2,900,000	2,400,000	4,100,000	2,400,000
Shares repurchased	(1,100,000)	-	-	-
Shares outstanding, beginning of year	3,800,001	1,400,001	3,800,001	1,400,001

Shares outstanding, end of year	5,600,001	3,800,001	7,900,001	3,800,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

344

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)		Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)		Invesco BulletShares 2027 Municipal Bond ETF (BSMR)		Invesco BulletShares 2028 Municipal Bond ETF (BSMS)
2023	2022	2023	2022	2023	2022	2023	2022

$2,764,069	$505,448	$2,139,596	$418,755	$1,779,822	$250,611	$1,347,779	$272,732
(296,759)	(39,891)	(251,703)	(213,595)	(13,991)	3,202	(251,344)	(194,358)
(526,414)	(3,191,154)	(569,644)	(2,591,519)	(469,520)	(1,828,206)	(56,364)	(2,338,971)

1,940,896	(2,725,597)	1,318,249	(2,386,359)	1,296,311	(1,574,393)	1,040,071	(2,260,597)

(2,772,968)	(493,252)	(2,174,116)	(388,496)	(1,774,812)	(240,954)	(1,345,331)	(296,320)

91,981,102	39,618,160	72,368,765	21,770,235	65,296,405	9,570,573	48,379,989	5,072,845
-	-	-	-	-	-	-	-
229,953	99,045	180,922	54,426	163,241	23,926	120,950	6,473

92,211,055	39,717,205	72,549,687	21,824,661	65,459,646	9,594,499	48,500,939	5,079,318

91,378,983	36,498,356	71,693,820	19,049,806	64,981,145	7,779,152	48,195,679	2,522,401

75,530,372	39,032,016	42,441,010	23,391,204	25,918,665	18,139,513	20,941,721	18,419,320

$166,909,355	$75,530,372	$114,134,830	$42,441,010	$90,899,810	$25,918,665	$69,137,400	$20,941,721

3,800,000	1,600,000	3,100,000	900,000	2,800,000	400,000	2,100,000	200,000
-	-	-	-	-	-	-	-
3,100,001	1,500,001	1,800,001	900,001	1,100,001	700,001	900,001	700,001

6,900,001	3,100,001	4,900,001	1,800,001	3,900,001	1,100,001	3,000,001	900,001

345

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2023 and 2022

	Invesco BulletShares 2029 Municipal Bond ETF (BSMT)		Invesco BulletShares 2030 Municipal Bond ETF (BSMU)
	2023	2022	2023	2022
Operations:
Net investment income	$1,019,668	$252,159	$982,107	$236,260
Net realized gain (loss)	(251,014)	(347,797)	(371,718)	(683,550)
Change in net unrealized appreciation (depreciation)	(5,521)	(1,972,703)	(285,726)	(1,529,268)

Net increase (decrease) in net assets resulting from operations	763,133	(2,068,341)	324,663	(1,976,558)

Distributions to Shareholders from:
Distributable earnings	(1,015,265)	(250,501)	(982,991)	(226,881)

Shareholder Transactions:
Proceeds from shares sold	29,480,296	4,909,723	28,348,103	18,351,538
Transaction fees	73,701	12,274	70,870	45,879

Net increase in net assets resulting from share transactions	29,553,997	4,921,997	28,418,973	18,397,417

Net increase in net assets	29,301,865	2,603,155	27,760,645	16,193,978

Net assets:
Beginning of year	18,314,169	15,711,014	23,878,248	7,684,270

End of year	$47,616,034	$18,314,169	$51,638,893	$23,878,248

Changes in Shares Outstanding:
Shares sold	1,300,000	200,000	1,300,000	800,000
Shares outstanding, beginning of year	800,001	600,001	1,100,001	300,001

Shares outstanding, end of year	2,100,001	800,001	2,400,001	1,100,001

(a) For the period September 13, 2021 (commencement of investment operations) through August 31, 2022.

(b) For the period February 27, 2023 (commencement of investment operations) through August 31, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

346

Invesco BulletShares 2031 Municipal Bond ETF (BSMV)		Invesco BulletShares 2032 Municipal Bond ETF (BSMW)
2023	2022(a)	2023(b)

$468,815	$157,617	$139,743
(75,360)	(832,344)	156
(359,114)	(818,669)	(371,433)

34,341	(1,493,396)	(231,534)

(473,004)	(153,624)	(142,431)

16,906,619	14,057,456	20,171,154
42,267	22,644	37,928

16,948,886	14,080,100	20,209,082

16,510,223	12,433,080	19,835,117

12,433,080	-	-

$28,943,303	$12,433,080	$19,835,117

800,000	600,001	800,001
600,001	-	-

1,400,001	600,001	800,001

347

Financial Highlights

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)

	Years Ended August 31,
	2023	2022	2021		2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$20.95	$21.69	$21.86		$21.30		$20.27

Net investment income(a)	0.57	0.29	0.38		0.56		0.64
Net realized and unrealized gain (loss) on investments	0.27	(0.68)	(0.16)		0.57		1.03

Total from investment operations	0.84	(0.39)	0.22		1.13		1.67

Distributions to shareholders from:
Net investment income	(0.57)	(0.29)	(0.39)		(0.57)		(0.64)
Net realized gains	-	(0.06)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Total distributions	(0.57)	(0.35)	(0.39)		(0.57)		(0.64)

Net asset value at end of year	$21.22	$20.95	$21.69		$21.86		$21.30

Market price at end of year(c)	$21.22	$20.94	$21.71		$21.88		$21.35

Net Asset Value Total Return(d)	4.04%	(1.81)%	1.01%		5.43%		8.44%
Market Price Total Return(d)	4.09%	(1.95)%	1.02%		5.28%		8.47%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,256,494	$2,488,331	$2,105,230		$1,341,078		$824,159
Ratio to average net assets of:
Expenses, after Waivers	0.09%	0.10%	0.10%		0.10%		0.10%
Expenses, prior to Waivers	0.10%	0.10%	0.10%		0.10%		0.10%
Net investment income	2.72%	1.37%	1.75%		2.63%		3.11%
Portfolio turnover rate(e)	4%	16%	12%		9%		6%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

348

Financial Highlights–(continued)

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)

	Years Ended August 31,
	2023		2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$20.69		$22.16	$22.26	$21.44	$20.15

Net investment income(a)	0.57		0.41	0.44	0.58	0.68
Net realized and unrealized gain (loss) on investments	(0.03	)(b)	(1.45)	(0.09)	0.83	1.30

Total from investment operations	0.54		(1.04)	0.35	1.41	1.98

Distributions to shareholders from:
Net investment income	(0.57)		(0.39)	(0.45)	(0.59)	(0.69)
Net realized gains	-		(0.04)	-	-	-

Total distributions	(0.57)		(0.43)	(0.45)	(0.59)	(0.69)

Net asset value at end of year	$20.66		$20.69	$22.16	$22.26	$21.44

Market price at end of year(c)	$20.67		$20.67	$22.18	$22.28	$21.50

Net Asset Value Total Return(d)	2.67%		(4.76)%	1.59%	6.72%	10.08%
Market Price Total Return(d)	2.81%		(4.93)%	1.59%	6.51%	10.11%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$3,892,632		$3,299,476	$1,632,038	$1,085,251	$575,698
Ratio to average net assets of:
Expenses	0.10%		0.10%	0.10%	0.10%	0.10%
Net investment income	2.79%		1.93%	2.00%	2.70%	3.29%
Portfolio turnover rate(e)	3%		11%	7%	6%	5%

(a)	Based on average shares outstanding.
(b)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

349

Financial Highlights–(continued)

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$20.40	$22.30	$22.44	$21.41	$19.89

Net investment income(a)	0.64	0.41	0.41	0.60	0.70
Net realized and unrealized gain (loss) on investments	(0.25)	(1.88)	(0.13)	1.05	1.51

Total from investment operations	0.39	(1.47)	0.28	1.65	2.21

Distributions to shareholders from:
Net investment income	(0.62)	(0.39)	(0.42)	(0.62)	(0.69)
Net realized gains	-	(0.04)	-	-	-

Total distributions	(0.62)	(0.43)	(0.42)	(0.62)	(0.69)

Net asset value at end of year	$20.17	$20.40	$22.30	$22.44	$21.41

Market price at end of year(b)	$20.18	$20.37	$22.31	$22.45	$21.44

Net Asset Value Total Return(c)	1.99%	(6.63)%	1.25%	7.86%	11.39%
Market Price Total Return(c)	2.19%	(6.81)%	1.25%	7.75%	11.14%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,846,919	$1,664,398	$1,056,865	$632,834	$311,561
Ratio to average net assets of:
Expenses	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income	3.20%	1.93%	1.85%	2.77%	3.42%
Portfolio turnover rate(d)	1%	10%	8%	9%	3%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

350

Financial Highlights–(continued)

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)

	Years Ended August 31,
	2023	2022		2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$19.26	$21.56		$21.75	$20.57	$18.84

Net investment income(a)	0.65	0.43		0.43	0.57	0.66
Net realized and unrealized gain (loss) on investments	(0.34)	(2.31)		(0.18)	1.20	1.71

Total from investment operations	0.31	(1.88)		0.25	1.77	2.37

Distributions to shareholders from:
Net investment income	(0.64)	(0.42)		(0.44)	(0.58)	(0.66)
Net realized gains	-	(0.00	)(b)	-	(0.02)	(0.00	)(b)

Total distributions	(0.64)	(0.42)		(0.44)	(0.60)	(0.66)

Transaction fees(a)	-	-		-	0.01	0.02

Net asset value at end of year	$18.93	$19.26		$21.56	$21.75	$20.57

Market price at end of year(c)	$18.94	$19.21		$21.58	$21.78	$20.62

Net Asset Value Total Return(d)	1.64%	(8.79)%		1.16%	8.85%	13.05%
Market Price Total Return(d)	1.95%	(9.11)%		1.11%	8.73%	13.07%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,982,408	$1,178,455		$578,885	$293,682	$132,679
Ratio to average net assets of:
Expenses	0.10%	0.10%		0.10%	0.10%	0.10%
Net investment income	3.42%	2.17%		2.01%	2.76%	3.42%
Portfolio turnover rate(e)	1%	4%		2%	7%	4%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

351

Financial Highlights–(continued)

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$19.37	$22.01	$22.06	$20.99	$19.13

Net investment income(a)	0.68	0.46	0.47	0.60	0.71
Net realized and unrealized gain (loss) on investments	(0.39)	(2.64)	(0.05)	1.08	1.84

Total from investment operations	0.29	(2.18)	0.42	1.68	2.55

Distributions to shareholders from:
Net investment income	(0.66)	(0.45)	(0.47)	(0.61)	(0.72)
Net realized gains	(0.01)	(0.01)	-	(0.01)	-

Total distributions	(0.67)	(0.46)	(0.47)	(0.62)	(0.72)

Transaction fees(a)	-	-	-	0.01	0.03

Net asset value at end of year	$18.99	$19.37	$22.01	$22.06	$20.99

Market price at end of year(b)	$19.00	$19.29	$22.04	$22.07	$21.05

Net Asset Value Total Return(c)	1.53%	(9.99)%	1.94%	8.25%	13.87%
Market Price Total Return(c)	2.01%	(10.48)%	2.04%	7.98%	14.01%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,062,506	$479,527	$353,298	$231,616	$72,410
Ratio to average net assets of:
Expenses	0.10%	0.10%	0.10%	0.10%	0.11	%(d)
Net investment income	3.60%	2.26%	2.15%	2.83%	3.64	%(d)
Portfolio turnover rate(e)	1%	4%	2%	7%	3%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

352

Financial Highlights–(continued)

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)

	Years Ended August 31,
	2023	2022	2021		2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$20.03	$23.17	$23.25		$22.11		$20.06

Net investment income(a)	0.76	0.47	0.52		0.64		0.77
Net realized and unrealized gain (loss) on investments	(0.38)	(3.13)	(0.09	)(b)	1.12		1.97

Total from investment operations	0.38	(2.66)	0.43		1.76		2.74

Distributions to shareholders from:
Net investment income	(0.73)	(0.47)	(0.51)		(0.65)		(0.76)
Net realized gains	-	(0.01)	-		(0.00	)(c)	-

Total distributions	(0.73)	(0.48)	(0.51)		(0.65)		(0.76)

Transaction fees(a)	-	-	-		0.03		0.07

Net asset value at end of year	$19.68	$20.03	$23.17		$23.25		$22.11

Market price at end of year(d)	$19.69	$19.96	$23.18		$23.25		$22.17

Net Asset Value Total Return(e)	1.97%	(11.62)%	1.90%		8.33%		14.38%
Market Price Total Return(e)	2.38%	(11.96)%	1.95%		8.03%		14.51%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$720,429	$273,454	$225,925		$129,018		$36,483
Ratio to average net assets of:
Expenses	0.10%	0.10%	0.10%		0.10%		0.12	%(f)
Net investment income	3.86%	2.20%	2.24%		2.89%		3.74	%(f)
Portfolio turnover rate(g)	1%	7%	2%		3%		1%

(a)	Based on average shares outstanding.
(b)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

353

Financial Highlights–(continued)

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)

	Years Ended August 31,					For the Period September 10, 2019(a) Through August 31,
	2023	2022		2021		2020
Per Share Operating Performance:
Net asset value at beginning of period	$18.22	$21.37		$21.51		$20.00

Net investment income(b)	0.69	0.43		0.42		0.51
Net realized and unrealized gain (loss) on investments	(0.38)	(3.15)		(0.14)		1.47

Total from investment operations	0.31	(2.72)		0.28		1.98

Distributions to shareholders from:
Net investment income	(0.64)	(0.43)		(0.42)		(0.51)
Net realized gains	-	(0.00	)(c)	-		-

Total distributions	(0.64)	(0.43)		(0.42)		(0.51)

Transaction fees(b)	-	-		-		0.04

Net asset value at end of period	$17.89	$18.22		$21.37		$21.51

Market price at end of period(d)	$17.90	$18.14		$21.39		$21.51

Net Asset Value Total Return(e)	1.79%	(12.84)%		1.31%		10.29	%(f)
Market Price Total Return(e)	2.29%	(13.30)%		1.41%		10.28	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$394,520	$128,462		$112,209		$25,815
Ratio to average net assets of:
Expenses	0.10%	0.10%		0.10%		0.10	%(g)
Net investment income	3.85%	2.19%		1.98%		2.55	%(g)
Portfolio turnover rate(h)	1%	6%		0	%(i)	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (September 12, 2019, the first day of trading on the exchange) to August 31, 2020 was 10.96%. The market price total return from Fund Inception to August 31, 2020 was 10.45%.

(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(i)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

354

Financial Highlights–(continued)

Invesco BulletShares 2030 Corporate Bond ETF (BSCU)

	Years Ended August 31,		For the Period September 14, 2020(a) Through August 31,
	2023	2022	2021
Per Share Operating Performance:
Net asset value at beginning of period	$16.48	$19.77	$20.00

Net investment income(b)	0.65	0.45	0.36
Net realized and unrealized gain (loss) on investments	(0.45)	(3.32)	(0.27)

Total from investment operations	0.20	(2.87)	0.09

Distributions to shareholders from:
Net investment income	(0.64)	(0.42)	(0.32)

Net asset value at end of period	$16.04	$16.48	$19.77

Market price at end of period(c)	$16.03	$16.38	$19.79

Net Asset Value Total Return(d)	1.27%	(14.67)%	0.45	%(e)
Market Price Total Return(d)	1.82%	(15.27)%	0.55	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$257,396	$101,365	$26,691
Ratio to average net assets of:
Expenses	0.10%	0.10%	0.10	%(f)
Net investment income	4.06%	2.60%	1.89	%(f)
Portfolio turnover rate(g)	0%	3%	3%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 16, 2020, the first day of trading on the exchange) to August 31, 2021 was 0.55%. The market price total return from Fund Inception to August 31, 2021 was 0.55%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

355

Financial Highlights–(continued)

Invesco BulletShares 2031 Corporate Bond ETF (BSCV)

	Year Ended August 31, 2023	For the Period September 13, 2021(a) Through August 31, 2022
Per Share Operating Performance:
Net asset value at beginning of period	$16.36	$20.00

Net investment income(b)	0.73	0.47
Net realized and unrealized gain (loss) on investments	(0.62)	(3.68)

Total from investment operations	0.11	(3.21)

Distributions to shareholders from:
Net investment income	(0.70)	(0.43)

Net asset value at end of period	$15.77	$16.36

Market price at end of period(c)	$15.77	$16.30

Net Asset Value Total Return(d)	0.73%	(16.17	)%(e)
Market Price Total Return(d)	1.10%	(16.48	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$193,984	$39,269
Ratio to average net assets of:
Expenses	0.10%	0.10	%(f)
Net investment income	4.63%	2.81	%(f)
Portfolio turnover rate(g)	0%	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 15, 2021, the first day of trading on the exchange) to August 31, 2022 was (16.25)%. The market price total return from Fund Inception to August 31, 2022 was (16.60)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

356

Financial Highlights–(continued)

Invesco BulletShares 2032 Corporate Bond ETF (BSCW)

	For the Period September 6, 2022(a) Through August 31, 2023
Per Share Operating Performance:
Net asset value at beginning of period	$20.00

Net investment income(b)	0.99
Net realized and unrealized gain (loss) on investments	(0.25)

Total from investment operations	0.74

Distributions to shareholders from:
Net investment income	(0.88)

Net asset value at end of period	$19.86

Market price at end of period(c)	$19.86

Net Asset Value Total Return(d)	3.74	%(e)
Market Price Total Return(d)	3.75	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$143,018
Ratio to average net assets of:
Expenses	0.10	%(f)
Net investment income	5.08	%(f)
Portfolio turnover rate(g)	7%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 8, 2022, the first day of trading on the exchange) to August 31, 2023 was 3.40%. The market price total return from Fund Inception to August 31, 2023 was 3.43%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

357

Financial Highlights–(continued)

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)

	Years Ended August 31,
	2023	2022	2021		2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$23.30	$25.38	$24.83		$25.92	$26.14

Net investment income(a)	1.15	0.87	1.00		1.26	1.45
Net realized and unrealized gain (loss) on investments	0.25	(2.11)	0.57		(1.09)	(0.22)

Total from investment operations	1.40	(1.24)	1.57		0.17	1.23

Distributions to shareholders from:
Net investment income	(1.18)	(0.84)	(1.02)		(1.27)	(1.47)
Net realized gains	-	-	-		-	(0.02)

Total distributions	(1.18)	(0.84)	(1.02)		(1.27)	(1.49)

Transaction fees(a)	-	-	-		0.01	0.04

Net asset value at end of year	$23.52	$23.30	$25.38		$24.83	$25.92

Market price at end of year(b)	$23.53	$23.26	$25.38		$24.81	$25.98

Net Asset Value Total Return(c)	6.16%	(4.95)%	6.43%		0.84%	5.06%
Market Price Total Return(c)	6.39%	(5.11)%	6.51%		0.54%	4.97%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$533,857	$696,627	$677,768		$389,907	$243,691
Ratio to average net assets of:
Expenses, after Waivers	0.42%	0.42%	0.42	%(d)	0.41%	0.42%
Expenses, prior to Waivers	0.42%	0.42%	0.42	%(d)	0.42%
Net investment income	4.93%	3.55%	3.97%		5.10%	5.64%
Portfolio turnover rate(e)	67%	48%	39%		47%	19%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

358

Financial Highlights–(continued)

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$22.20	$25.09	$24.34	$25.20	$24.85

Net investment income(a)	1.34	1.00	1.06	1.17	1.34
Net realized and unrealized gain (loss) on investments	0.31	(2.91)	0.75	(0.87)	0.39

Total from investment operations	1.65	(1.91)	1.81	0.30	1.73

Distributions to shareholders from:
Net investment income	(1.34)	(0.98)	(1.06)	(1.18)	(1.37)
Net realized gains	-	-	-	-	(0.05)

Total distributions	(1.34)	(0.98)	(1.06)	(1.18)	(1.42)

Transaction fees(a)	-	-	-	0.02	0.04

Net asset value at end of year	$22.51	$22.20	$25.09	$24.34	$25.20

Market price at end of year(b)	$22.54	$22.14	$25.10	$24.34	$25.22

Net Asset Value Total Return(c)	7.70%	(7.76)%	7.60%	1.45%	7.44%
Market Price Total Return(c)	8.13%	(8.04)%	7.64%	1.38%	7.22%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$652,921	$481,782	$363,855	$175,241	$98,261
Ratio to average net assets of:
Expenses, after Waivers	0.42%	0.42%	0.42%	0.42%	0.42	%(d)
Expenses, prior to Waivers	0.42%	0.42%	0.42%	0.42%	0.43	%(d)
Net investment income	6.01%	4.24%	4.26%	4.84%	5.43	%(d)
Portfolio turnover rate(e)	78%	58%	52%	34%	22%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

359

Financial Highlights–(continued)

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$22.37	$24.61	$23.77	$24.48	$24.28

Net investment income(a)	1.49	1.10	1.10	1.27	1.43
Net realized and unrealized gain (loss) on investments	0.19	(2.26)	0.85	(0.71)	0.15

Total from investment operations	1.68	(1.16)	1.95	0.56	1.58

Distributions to shareholders from:
Net investment income	(1.42)	(1.08)	(1.11)	(1.29)	(1.43)

Transaction fees(a)	-	-	-	0.02	0.05

Net asset value at end of year	$22.63	$22.37	$24.61	$23.77	$24.48

Market price at end of year(b)	$22.67	$22.28	$24.63	$23.74	$24.53

Net Asset Value Total Return(c)	7.79%	(4.84)%	8.37%	2.58%	7.06%
Market Price Total Return(c)	8.41%	(5.29)%	8.60%	2.26%	7.15%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,136,056	$400,386	$292,895	$130,753	$75,879
Ratio to average net assets of:
Expenses, after Waivers	0.42%	0.42%	0.42%	0.42%	0.42	%(d)
Expenses, prior to Waivers	0.42%	0.42%	0.42%	0.42%	0.43	%(d)
Net investment income	6.69%	4.66%	4.52%	5.42%	5.98	%(d)
Portfolio turnover rate(e)	33%	42%	57%	26%	14%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

360

Financial Highlights–(continued)

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$22.72	$25.73	$24.93	$25.70	$25.14

Net investment income(a)	1.46	1.18	1.12	1.24	1.45
Net realized and unrealized gain (loss) on investments	0.13	(3.02)	0.80	(0.74)	0.51

Total from investment operations	1.59	(1.84)	1.92	0.50	1.96

Distributions to shareholders from:
Net investment income	(1.44)	(1.17)	(1.12)	(1.28)	(1.51)
Net realized gains	-	-	-	(0.02)	-

Total distributions	(1.44)	(1.17)	(1.12)	(1.30)	(1.51)

Transaction fees(a)	-	-	-	0.03	0.11

Net asset value at end of year	$22.87	$22.72	$25.73	$24.93	$25.70

Market price at end of year(b)	$22.90	$22.59	$25.74	$24.88	$25.75

Net Asset Value Total Return(c)	7.29%	(7.33)%	7.86%	2.31%	8.62%
Market Price Total Return(c)	8.04%	(7.89)%	8.12%	1.91%	8.80%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$304,199	$190,829	$115,768	$74,780	$25,702
Ratio to average net assets of:
Expenses, after Waivers	0.42%	0.42%	0.42%	0.42%	0.44	%(d)
Expenses, prior to Waivers	0.42%	0.42%	0.42%	0.42%	0.45	%(d)
Net investment income	6.45%	4.88%	4.41%	5.07%	5.79	%(d)
Portfolio turnover rate(e)	14%	32%	37%	35%	48%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.03%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

361

Financial Highlights–(continued)

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)

	Years Ended August 31,			For the Period September 10, 2019(a) Through August 31,
	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of period	$21.61	$25.59	$24.91	$25.00

Net investment income(b)	1.40	1.08	1.08	1.15
Net realized and unrealized gain (loss) on investments	0.04	(3.85)	0.70	(0.27)

Total from investment operations	1.44	(2.77)	1.78	0.88

Distributions to shareholders from:
Net investment income	(1.35)	(1.10)	(1.10)	(1.06)
Net realized gains	-	(0.11)	-	-

Total distributions	(1.35)	(1.21)	(1.10)	(1.06)

Transaction fees(b)	-	-	-	0.09

Net asset value at end of period	$21.70	$21.61	$25.59	$24.91

Market price at end of period(c)	$21.74	$21.48	$25.61	$24.84

Net Asset Value Total Return(d)	6.95%	(11.14)%	7.29%	4.12	%(e)
Market Price Total Return(d)	7.78%	(11.75)%	7.68%	3.84	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$106,308	$45,380	$43,509	$19,925
Ratio to average net assets of:
Expenses, after Waivers	0.42%	0.42%	0.42%	0.41	%(f)
Expenses, prior to Waivers	0.42%	0.42%	0.42%	0.42	%(f)
Net investment income	6.52%	4.52%	4.25%	4.90	%(f)
Portfolio turnover rate(g)	10%	25%	33%	56%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 12, 2019, the first day of trading on the exchange) to August 31, 2020 was 4.32%. The market price total return from Fund Inception to August 31, 2020 was 3.84%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

362

Financial Highlights–(continued)

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)

	Years Ended August 31,		For the Period September 14, 2020(a) Through August 31,
	2023	2022	2021
Per Share Operating Performance:
Net asset value at beginning of period	$21.20	$25.58	$25.00

Net investment income(b)	1.42	1.16	1.03
Net realized and unrealized gain (loss) on investments	(0.27)	(4.30)	0.51

Total from investment operations	1.15	(3.14)	1.54

Distributions to shareholders from:
Net investment income	(1.37)	(1.14)	(0.96)
Net realized gains	-	(0.10)	-

Total distributions	(1.37)	(1.24)	(0.96)

Net asset value at end of period	$20.98	$21.20	$25.58

Market price at end of period(c)	$21.02	$21.13	$25.61
Net Asset Value Total Return(d)	5.70%	(12.60)%	6.25	%(e)
Market Price Total Return(d)	6.23%	(12.99)%	6.37	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$65,038	$23,319	$15,347
Ratio to average net assets of:
Expenses	0.42%	0.42%	0.43	%(f)
Net investment income	6.80%	4.99%	4.21	%(f)
Portfolio turnover rate(g)	5%	17%	33%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 16, 2020, the first day of trading on the exchange) to August 31, 2021 was 6.72%. The market price total return from Fund Inception to August 31, 2021 was 6.92%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

363

Financial Highlights–(continued)

Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT)

	Year Ended August 31, 2023	For the Period September 13, 2021(a) Through August 31, 2022
Per Share Operating Performance:
Net asset value at beginning of period	$20.46	$25.00

Net investment income(b)	1.30	1.07

Net realized and unrealized gain (loss) on investments	(0.16)	(4.59)

Total from investment operations	1.14	(3.52)

Distributions to shareholders from:
Net investment income	(1.27)	(1.02)

Net asset value at end of period	$20.33	$20.46

Market price at end of period(c)	$20.38	$20.41

Net Asset Value Total Return(d)	5.82%	(14.35	)%(e)
Market Price Total Return(d)	6.32%	(14.56	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$20,330	$8,182
Ratio to average net assets of:
Expenses	0.42%	0.42	%(f)
Net investment income	6.45%	5.01	%(f)
Portfolio turnover rate(g)	6%	10%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 15, 2021, the first day of trading on the exchange) to August 31, 2022 was (14.42)%. The market price total return from Fund Inception to August 31, 2022 was (14.87)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

364

Financial Highlights–(continued)

Invesco BulletShares 2030 High Yield Corporate Bond ETF (BSJU)

	For the Period September 6, 2022(a) Through August 31, 2023
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	1.75
Net realized and unrealized gain (loss) on investments	(0.35)

Total from investment operations	1.40

Distributions to shareholders from:
Net investment income	(1.71)

Net asset value at end of period	$24.69

Market price at end of period(c)	$24.73

Net Asset Value Total Return(d)	5.91	%(e)
Market Price Total Return(d)	6.06	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$12,344
Ratio to average net assets of:
Expenses	0.42	%(f)
Net investment income	7.25	%(f)
Portfolio turnover rate(g)	11%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 8, 2022, the first day of trading on the exchange) to August 31, 2023 was 5.19%. The market price total return from Fund Inception to August 31, 2023 was 4.76%.

(f)	Annualized.

(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

365

Financial Highlights–(continued)

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)

	Years Ended August 31,			For the Period September 23, 2019(a) Through August 31,
	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of period	$25.04	$25.61	$25.47	$25.00

Net investment income(b)	0.52	0.19	0.14	0.26
Net realized and unrealized gain (loss) on investments	0.07	(0.70)	0.09	0.47

Total from investment operations	0.59	(0.51)	0.23	0.73

Distributions to shareholders from:
Net investment income	(0.52)	(0.14)	(0.14)	(0.26)

Transaction fees(b)	0.03	0.08	0.05	-

Net asset value at end of period	$25.14	$25.04	$25.61	$25.47

Market price at end of period(c)	$25.08	$25.10	$25.69	$25.53

‘Net Asset Value Total Return(d)	2.50%	(1.70)%	1.12%	2.94	%(e)
Market Price Total Return(d)	2.01%	(1.77)%	1.19%	3.18	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$140,778	$95,145	$35,860	$15,284
Ratio to average net assets of:
Expenses	0.18%	0.18%	0.18%	0.18	%(f)
Net investment income	2.08%	0.74%	0.55%	1.08	%(f)
Portfolio turnover rate(g)	72%	4%	0%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 3.03%. The market price total return from Fund Inception to August 31, 2020 was 3.14%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

366

Financial Highlights–(continued)

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)

	Years Ended August 31,			For the Period September 23, 2019(a) Through August 31,
	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of period	$24.76	$25.79	$25.52	$25.00

Net investment income(b)	0.51	0.22	0.17	0.30
Net realized and unrealized gain (loss) on investments	(0.12)	(1.17)	0.22	0.52

Total from investment operations	0.39	(0.95)	0.39	0.82

Distributions to shareholders from:
Net investment income	(0.50)	(0.15)	(0.18)	(0.30)

Transaction fees(b)	0.04	0.07	0.06	-

Net asset value at end of period	$24.69	$24.76	$25.79	$25.52

Market price at end of period(c)	$24.72	$24.83	$25.87	$25.62

Net Asset Value Total Return(d)	1.76%	(3.40)%	1.77%	3.30	%(e)
Market Price Total Return(d)	1.58%	(3.43)%	1.69%	3.71	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$195,086	$94,086	$36,106	$12,762
Ratio to average net assets of:
Expenses	0.18%	0.18%	0.18%	0.18	%(f)
Net investment income	2.06%	0.90%	0.67%	1.26	%(f)
Portfolio turnover rate(g)	3%	1%	0%	0%
(a) Commencement of investment operations.

(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 3.30%. The market price total return from Fund Inception to August 31, 2020 was 3.71%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

367

Financial Highlights–(continued)

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)

	Years Ended August 31,			For the Period September 23, 2019(a) Through August 31,
	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of period	$24.36	$26.02	$25.71	$25.00

Net investment income(b)	0.51	0.24	0.22	0.33
Net realized and unrealized gain (loss) on investments	(0.23)	(1.73)	0.25	0.71

Total from investment operations	0.28	(1.49)	0.47	1.04

Distributions to shareholders from:
Net investment income	(0.49)	(0.22)	(0.23)	(0.33)

Transaction fees(b)	0.04	0.05	0.07	-

Net asset value at end of period	$24.19	$24.36	$26.02	$25.71

Market price at end of period(c)	$24.26	$24.40	$26.08	$25.78

Net Asset Value Total Return(d)	1.34%	(5.56)%	2.12%	4.19	%(e)
Market Price Total Return(d)	1.45%	(5.62)%	2.08%	4.48	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$166,909	$75,530	$39,032	$10,282
Ratio to average net assets of:
Expenses	0.18%	0.18%	0.18%	0.18	%(f)
Net investment income	2.10%	0.97%	0.84%	1.39	%(f)
Portfolio turnover rate(g)	5%	2%	0%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 4.19%. The market price total return from Fund Inception to August 31, 2020 was 4.44%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

368

Financial Highlights–(continued)

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)

	Years Ended August 31,			For the Period September 23, 2019(a) Through August 31,
	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of period	$23.58	$25.99	$25.48	$25.00

Net investment income(b)	0.57	0.33	0.31	0.40
Net realized and unrealized gain (loss) on investments	(0.35)	(2.48)	0.49	0.48

Total from investment operations	0.22	(2.15)	0.80	0.88

Distributions to shareholders from:
Net investment income	(0.56)	(0.30)	(0.32)	(0.40)

Transaction fees(b)	0.05	0.04	0.03	-

Net asset value at end of period	$23.29	$23.58	$25.99	$25.48

Market price at end of period(c)	$23.36	$23.61	$26.07	$25.54

Net Asset Value Total Return(d)	1.16%	(8.16)%	3.27%	3.58	%(e)
Market Price Total Return(d)	1.33%	(8.32)%	3.34%	3.83	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$114,135	$42,441	$23,391	$12,740
Ratio to average net assets of:
Expenses	0.18%	0.18%	0.18%	0.18	%(f)
Net investment income	2.42%	1.36%	1.22%	1.70	%(f)
Portfolio turnover rate(g)	7%	11%	0%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 3.58%. The market price total return from Fund Inception to August 31, 2020 was 4.20%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

369

Financial Highlights–(continued)

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)

	Years Ended August 31,			For the Period September 23, 2019(a) Through August 31,
	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of period	$23.56	$25.91	$25.34	$25.00

Net investment income(b)	0.61	0.30	0.26	0.37
Net realized and unrealized gain (loss) on investments	(0.35)	(2.40)	0.57	0.26

Total from investment operations	0.26	(2.10)	0.83	0.63

Distributions to shareholders from:
Net investment income	(0.57)	(0.28)	(0.27)	(0.36)
Return of capital	-	-	-	(0.04)

Total distributions	(0.57)	(0.28)	(0.27)	(0.40)

Transaction fees(b)	0.06	0.03	0.01	0.11

Net asset value at end of period	$23.31	$23.56	$25.91	$25.34

Market price at end of period(c)	$23.36	$23.58	$25.95	$25.42

Net Asset Value Total Return(d)	1.37%	(8.03)%	3.32%	3.02	%(e)
Market Price Total Return(d)	1.50%	(8.09)%	3.15%	3.34	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$90,900	$25,919	$18,140	$15,204
Ratio to average net assets of:
Expenses	0.18%	0.18%	0.18%	0.18	%(f)
Net investment income	2.59%	1.23%	1.03%	1.58	%(f)
Portfolio turnover rate(g)	2%	9%	0%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 3.02%. The market price total return from Fund Inception to August 31, 2020 was 3.46%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

370

Financial Highlights–(continued)

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)

	Years Ended August 31,			For the Period September 23, 2019(a) Through August 31,
	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of period	$23.27	$26.31	$25.70	$25.00

Net investment income(b)	0.58	0.34	0.38	0.43
Net realized and unrealized gain (loss) on investments	(0.31)	(3.03)	0.55	0.69

Total from investment operations	0.27	(2.69)	0.93	1.12

Distributions to shareholders from:
Net investment income	(0.54)	(0.33)	(0.40)	(0.42)
Net realized gains	-	(0.03)	-	-

Total distributions	(0.54)	(0.36)	(0.40)	(0.42)

Transaction fees(b)	0.05	0.01	0.08	-

Net asset value at end of period	$23.05	$23.27	$26.31	$25.70

Market price at end of period(c)	$23.12	$23.27	$26.36	$25.76

Net Asset Value Total Return(d)	1.40%	(10.23)%	3.95%	4.56	%(e)
Market Price Total Return(d)	1.70%	(10.41)%	3.91%	4.80	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$69,137	$20,942	$18,419	$5,141
Ratio to average net assets of:
Expenses	0.18%	0.18%	0.18%	0.18	%(f)
Net investment income	2.50%	1.36%	1.45%	1.80	%(f)
Portfolio turnover rate(g)	4%	6%	4%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 4.48%. The market price total return from Fund Inception to August 31, 2020 was 4.68%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)

	Years Ended August 31,			For the Period September 23, 2019(a) Through August 31,
	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of period	$22.89	$26.18	$25.67	$25.00

Net investment income(b)	0.58	0.36	0.36	0.44
Net realized and unrealized gain (loss) on investments	(0.29)	(3.31)	0.47	0.67

Total from investment operations	0.29	(2.95)	0.83	1.11

Distributions to shareholders from:
Net investment income	(0.55)	(0.36)	(0.39)	(0.44)

Transaction fees(b)	0.04	0.02	0.07	-

Net asset value at end of period	$22.67	$22.89	$26.18	$25.67

Market price at end of period(c)	$22.70	$22.91	$26.24	$25.70

Net Asset Value Total Return(d)	1.44%	(11.28)%	3.52%	4.52	%(e)
Market Price Total Return(d)	1.48%	(11.41)%	3.63%	4.64	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$47,616	$18,314	$15,711	$5,133
Ratio to average net assets of:
Expenses	0.18%	0.18%	0.18%	0.18	%(f)
Net investment income	2.53%	1.48%	1.40%	1.88	%(f)
Portfolio turnover rate(g)	6%	13%	0%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 4.60%. The market price total return from Fund Inception to August 31, 2020 was 4.68%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco BulletShares 2030 Municipal Bond ETF (BSMU)

	Years Ended August 31,		For the Period September 14, 2020(a) Through August 31,
	2023	2022	2021
Per Share Operating Performance:
Net asset value at beginning of period	$21.71	$25.61	$25.00

Net investment income(b)	0.58	0.44	0.37
Net realized and unrealized gain (loss) on investments	(0.24)	(4.01)	0.59

Total from investment operations	0.34	(3.57)	0.96

Distributions to shareholders from:
Net investment income	(0.57)	(0.41)	(0.35)

Transaction fees(b)	0.04	0.08	-

Net asset value at end of period	$21.52	$21.71	$25.61

Market price at end of period(c)	$21.56	$21.72	$25.69

Net Asset Value Total Return(d)	1.77%	(13.72)%	3.87	%(e)
Market Price Total Return(d)	1.91%	(13.95)%	4.19	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$51,639	$23,878	$7,684
Ratio to average net assets of:
Expenses	0.18%	0.18%	0.18	%(f)
Net investment income	2.68%	1.89%	1.52	%(f)
Portfolio turnover rate(g)	11%	28%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 16, 2020, the first day of trading on the exchange) to August 31, 2021 was 4.04%. The market price total return from Fund Inception to August 31, 2021 was 4.23%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco BulletShares 2031 Municipal Bond ETF (BSMV)

	Year Ended August 31, 2023	For the Period September 13, 2021(a) Through August 31, 2022
Per Share Operating Performance:
Net asset value at beginning of period	$20.72	$25.00

Net investment income(b)	0.54	0.41
Net realized and unrealized gain (loss) on investments	(0.10)	(4.37)

Total from investment operations	0.44	(3.96)

Distributions to shareholders from:
Net investment income	(0.54)	(0.38)

Transaction fees(b)	0.05	0.06

Net asset value at end of period	$20.67	$20.72

Market price at end of period(c)	$20.71	$20.70

Net Asset Value Total Return(d)	2.38%	(15.72	)%(e)
Market Price Total Return(d)	2.67%	(15.80	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$28,943	$12,433
Ratio to average net assets of:
Expenses	0.18%	0.18	%(f)
Net investment income	2.61%	1.93	%(f)
Portfolio turnover rate(g)	6%	52%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 15, 2021, the first day of trading on the exchange) to August 31, 2022 was (15.51)%. The market price total return from Fund Inception to August 31, 2022 was (15.86)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco BulletShares 2032 Municipal Bond ETF (BSMW)

	For the Period February 27, 2023(a) Through August 31, 2023
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	0.41
Net realized and unrealized gain (loss) on investments	(0.36)

Total from investment operations	0.05

Distributions to shareholders from:
Net investment income	(0.37)

Transaction fees(b)	0.11

Net asset value at end of period	$24.79

Market price at end of period(c)	$24.82

Net Asset Value Total Return(d)	0.62	%(e)
Market Price Total Return(d)	0.74	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$19,835
Ratio to average net assets of:
Expenses	0.18	%(f)
Net investment income	3.26	%(f)
Portfolio turnover rate(g)	3%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (March 1, 2023, the first day of trading on the exchange) to August 31, 2023 was 0.78%. The market price total return from Fund Inception to August 31, 2023 was 0.90%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Self-Indexed Fund Trust

August 31, 2023

NOTE 1–Organization

Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”) was organized as a Delaware statutory trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)	“BulletShares 2023 Corporate Bond ETF”

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)	“BulletShares 2024 Corporate Bond ETF”
Invesco BulletShares 2025 Corporate Bond ETF (BSCP)	“BulletShares 2025 Corporate Bond ETF”

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)	“BulletShares 2026 Corporate Bond ETF”
Invesco BulletShares 2027 Corporate Bond ETF (BSCR)	“BulletShares 2027 Corporate Bond ETF”

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)	“BulletShares 2028 Corporate Bond ETF”
Invesco BulletShares 2029 Corporate Bond ETF (BSCT)	“BulletShares 2029 Corporate Bond ETF”

Invesco BulletShares 2030 Corporate Bond ETF (BSCU)	“BulletShares 2030 Corporate Bond ETF”
Invesco BulletShares 2031 Corporate Bond ETF (BSCV)	“BulletShares 2031 Corporate Bond ETF”

Invesco BulletShares 2032 Corporate Bond ETF (BSCW)	“BulletShares 2032 Corporate Bond ETF”
Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)	“BulletShares 2023 High Yield Corporate Bond ETF”

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)	“BulletShares 2024 High Yield Corporate Bond ETF”
Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)	“BulletShares 2025 High Yield Corporate Bond ETF”

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)	“BulletShares 2026 High Yield Corporate Bond ETF”
Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)	“BulletShares 2027 High Yield Corporate Bond ETF”

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)	“BulletShares 2028 High Yield Corporate Bond ETF”
Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT)	“BulletShares 2029 High Yield Corporate Bond ETF”

Invesco BulletShares 2030 High Yield Corporate Bond ETF (BSJU)	“BulletShares 2030 High Yield Corporate Bond ETF”

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)	“BulletShares 2023 Municipal Bond ETF”

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)	“BulletShares 2024 Municipal Bond ETF”
Invesco BulletShares 2025 Municipal Bond ETF (BSMP)	“BulletShares 2025 Municipal Bond ETF”

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)	“BulletShares 2026 Municipal Bond ETF”
Invesco BulletShares 2027 Municipal Bond ETF (BSMR)	“BulletShares 2027 Municipal Bond ETF”

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)	“BulletShares 2028 Municipal Bond ETF”
Invesco BulletShares 2029 Municipal Bond ETF (BSMT)	“BulletShares 2029 Municipal Bond ETF”

Invesco BulletShares 2030 Municipal Bond ETF (BSMU)	“BulletShares 2030 Municipal Bond ETF”
Invesco BulletShares 2031 Municipal Bond ETF (BSMV)	“BulletShares 2031 Municipal Bond ETF”

Invesco BulletShares 2032 Municipal Bond ETF (BSMW)	“BulletShares 2032 Municipal Bond ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market LLC.

BulletShares 2023 Corporate Bond ETF, BulletShares 2023 High Yield Corporate Bond ETF and BulletShares 2023 Municipal Bond ETF will terminate on or about December 15, 2023. In connection with the termination of the Funds, each Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any of its liabilities. The Funds do not seek to distribute any predetermined amount of cash at maturity.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units of each Fund (except for BulletShares 2023 Municipal Bond ETF, BulletShares 2024 Municipal Bond ETF, BulletShares 2025 Municipal Bond ETF, BulletShares 2026 Municipal Bond ETF, BulletShares 2027 Municipal Bond ETF, BulletShares 2028 Municipal Bond ETF, BulletShares 2029 Municipal Bond ETF, BulletShares 2030 Municipal Bond ETF, BulletShares 2031 Municipal Bond ETF and BulletShares 2032 Municipal Bond ETF (collectively, the “BulletShares Municipal Bond ETFs”)) are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Creation Units of the BulletShares Municipal Bond ETFs are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

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The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

BulletShares 2023 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2023 Index

BulletShares 2024 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2024 Index
BulletShares 2025 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2025 Index

BulletShares 2026 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2026 Index
BulletShares 2027 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2027 Index

BulletShares 2028 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2028 Index
BulletShares 2029 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2029 Index

BulletShares 2030 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2030 Index
BulletShares 2031 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2031 Index

BulletShares 2032 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2032 Index
BulletShares 2023 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2023 Index

BulletShares 2024 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2024 Index

BulletShares 2025 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2025 Index

BulletShares 2026 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2026 Index
BulletShares 2027 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2027 Index

BulletShares 2028 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2028 Index
BulletShares 2029 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2029 Index

BulletShares 2030 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2030 Index

BulletShares 2023 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2023 Index

BulletShares 2024 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2024 Index
BulletShares 2025 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2025 Index

BulletShares 2026 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2026 Index
BulletShares 2027 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2027 Index

BulletShares 2028 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2028 Index
BulletShares 2029 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2029 Index

BulletShares 2030 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2030 Index
BulletShares 2031 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2031 Index

BulletShares 2032 Municipal Bond ETF	Nasdaq BulletShares® Municipal Bond 2032 Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted

377

prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in

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the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in each Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not

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readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust or the Adviser (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended August 31, 2023, there were no affiliated securities lending transactions with Invesco.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books

380

and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.	Other Risks

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.

Cash Transaction Risk. Most exchange-traded funds (“ETFs”) generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the BulletShares Municipal Bond ETFs currently intend to effect creations and redemptions principally for cash, rather than principally in-kind, because of the nature of the Funds’ investments. As such, each BulletShares Municipal Bond ETF may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of each BulletShares Municipal Bond ETF compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between such Funds and conventional ETFs.

Changing Fixed-Income Market Conditions Risk. Increases in the federal funds and equivalent foreign interest rates or other changes to monetary policy or regulatory actions may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of a Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by APs which could potentially increase a Fund’s portfolio turnover rate and transaction costs.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging markets securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information, including financial information, about securities in emerging markets may contribute to incorrect weightings and data and computational errors when a Fund’s index provider selects securities for inclusion in the Fund’s Underlying Index or rebalances the Underlying Index.

Emerging Markets Sovereign Debt Risk. For certain Funds, government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which the Funds may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the

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restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.

Foreign Fixed-Income Investment Risk. For certain Funds, investments in fixed-income securities of non-U.S. issuers are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk, while also facing risks beyond those associated with investments in U.S. securities. For example, foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to each Fund’s NAV.

Municipal Securities Risk. The BulletShares Municipal Bond ETFs invest in municipal securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Because certain Funds issue and redeem Creation Units principally for cash, such Funds will incur higher costs in buying and selling securities than if they issued and redeemed Creation Units in-kind. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its

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corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. If a Fund is non-diversified and therefore can invest a greater portion of its respective assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Investment Grade Securities Risk. Non-investment grade securities (commonly known as “junk bonds” or “high yield bonds”) and unrated securities of comparable credit quality are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, a Fund may incur additional expenses to seek recovery.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

U.S. Government Obligations Risk. Certain Funds may invest in U.S. Government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Additionally, policy changes by the U.S. Government or its regulatory agencies and other governmental actions and political events within the United States, changes to the monetary policy by the Federal Reserve or other regulatory actions, the U.S. Government’s inability at times to agree on a long-term budget and deficit reduction plan or other legislation aimed at addressing financial or economic conditions, the threat of a federal government shutdown, and threats not to increase or suspend the federal government’s debt limit, may affect investor and consumer confidence; increase volatility in the financial markets, perhaps suddenly and to a significant degree; reduce prices of U.S. Treasury securities and/or increase the costs of various kinds of debt; result in higher interest rates; and even raise concerns about the U.S. Government’s credit rating and ability to service its debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

BulletShares 2023 Corporate Bond ETF	0.10%

BulletShares 2024 Corporate Bond ETF	0.10%

BulletShares 2025 Corporate Bond ETF	0.10%

BulletShares 2026 Corporate Bond ETF	0.10%

BulletShares 2027 Corporate Bond ETF	0.10%

383

Unitary Management Fees (as a % of average daily net assets)

BulletShares 2028 Corporate Bond ETF	0.10%

BulletShares 2029 Corporate Bond ETF	0.10%

BulletShares 2030 Corporate Bond ETF	0.10%

BulletShares 2031 Corporate Bond ETF	0.10%

BulletShares 2032 Corporate Bond ETF	0.10%

BulletShares 2023 High Yield Corporate Bond ETF	0.42%

BulletShares 2024 High Yield Corporate Bond ETF	0.42%

BulletShares 2025 High Yield Corporate Bond ETF	0.42%

BulletShares 2026 High Yield Corporate Bond ETF	0.42%

BulletShares 2027 High Yield Corporate Bond ETF	0.42%

BulletShares 2028 High Yield Corporate Bond ETF	0.42%

BulletShares 2029 High Yield Corporate Bond ETF	0.42%

BulletShares 2030 High Yield Corporate Bond ETF	0.42%

BulletShares 2023 Municipal Bond ETF	0.18%

BulletShares 2024 Municipal Bond ETF	0.18%

BulletShares 2025 Municipal Bond ETF	0.18%

BulletShares 2026 Municipal Bond ETF	0.18%

BulletShares 2027 Municipal Bond ETF	0.18%

BulletShares 2028 Municipal Bond ETF	0.18%

BulletShares 2029 Municipal Bond ETF	0.18%

BulletShares 2030 Municipal Bond ETF	0.18%

BulletShares 2031 Municipal Bond ETF	0.18%

BulletShares 2032 Municipal Bond ETF	0.18%

Through at least August 31, 2025, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2023, the Adviser waived fees for each Fund in the following amounts:

BulletShares 2023 Corporate Bond ETF	$150,368

BulletShares 2024 Corporate Bond ETF	11,568

BulletShares 2025 Corporate Bond ETF	6,279

BulletShares 2026 Corporate Bond ETF	3,426

BulletShares 2027 Corporate Bond ETF	2,360

BulletShares 2028 Corporate Bond ETF	1,909

BulletShares 2029 Corporate Bond ETF	1,001

BulletShares 2030 Corporate Bond ETF	315

BulletShares 2031 Corporate Bond ETF	272

BulletShares 2032 Corporate Bond ETF*	99

BulletShares 2023 High Yield Corporate Bond ETF	27,283

BulletShares 2024 High Yield Corporate Bond ETF	17,491

BulletShares 2025 High Yield Corporate Bond ETF	9,438

BulletShares 2026 High Yield Corporate Bond ETF	2,390

BulletShares 2027 High Yield Corporate Bond ETF	819

BulletShares 2028 High Yield Corporate Bond ETF	300

BulletShares 2029 High Yield Corporate Bond ETF	113

BulletShares 2030 High Yield Corporate Bond ETF*	64

BulletShares 2023 Municipal Bond ETF	-

BulletShares 2024 Municipal Bond ETF	-

BulletShares 2025 Municipal Bond ETF	-

BulletShares 2026 Municipal Bond ETF	-

384

BulletShares 2027 Municipal Bond ETF	$-

BulletShares 2028 Municipal Bond ETF	-

BulletShares 2029 Municipal Bond ETF	-

BulletShares 2030 Municipal Bond ETF	-

BulletShares 2031 Municipal Bond ETF	-

BulletShares 2032 Municipal Bond ETF**	-

*	For the period September 6, 2022 (commencement of investment operations) through August 31, 2023.
**	For the period February 27, 2023 (commencement of investment operations) through August 31, 2023.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into licensing agreements on behalf of each Fund with Invesco Indexing LLC (the “Licensor”).

“Nasdaq” is a trademark of The Nasdaq OMX Group, Inc. and has been licensed for use in the name of each Underlying Index by the Licensor. “BulletShares®” and the name of each Underlying Index are trademarks of the Licensor and have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Invesco ETF from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7.

For the fiscal year ended August 31, 2023, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*

BulletShares 2023 Corporate Bond ETF	$38,080,857	$ -	$ -

BulletShares 2024 Corporate Bond ETF	10,432,338	9,448,645	(38,950)

BulletShares 2025 Corporate Bond ETF	4,911,500	2,361,717	16,321

BulletShares 2026 Corporate Bond ETF	11,258,398	-	-

BulletShares 2027 Corporate Bond ETF	1,010,776	1,410,150	(15,518)

BulletShares 2028 Corporate Bond ETF	496,863	-	-

BulletShares 2029 Corporate Bond ETF	581,738	698,732	(4,255)

BulletShares 2023 High Yield Corporate Bond ETF	29,020,285	77,702,853	(2,191,402)

BulletShares 2024 High Yield Corporate Bond ETF	87,054,957	12,922,396	(696,857)

BulletShares 2025 High Yield Corporate Bond ETF	16,471,447	89,205,909	(384,392)

BulletShares 2026 High Yield Corporate Bond ETF	12,211,252	7,055,461	(144,577)

BulletShares 2027 High Yield Corporate Bond ETF	4,311,138	2,854,161	(50,887)

BulletShares 2028 High Yield Corporate Bond ETF	507,646	496,863	(67,719)

BulletShares 2029 High Yield Corporate Bond ETF	441,404	-	-

BulletShares 2023 Municipal Bond ETF	796,197	1,315,529	(5,368)

BulletShares 2024 Municipal Bond ETF	152,560	211,772	(3,741)

BulletShares 2025 Municipal Bond ETF	1,704,028	731,471	(13,325)

BulletShares 2026 Municipal Bond ETF	1,092,821	481,748	4,138

BulletShares 2027 Municipal Bond ETF	555,458	695,906	(9,584)

BulletShares 2028 Municipal Bond ETF	93,331	250,870	225

BulletShares 2029 Municipal Bond ETF	128,897	265,930	417

BulletShares 2030 Municipal Bond ETF	358,475	25,035	(70)

385

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*

BulletShares 2031 Municipal Bond ETF	$ 867,696	$ 556,883	$ (2,108)

BulletShares 2032 Municipal Bond ETF**	34,209	51,423	481

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.
**	For the period February 27, 2023 (commencement of investment operations) through August 31, 2023.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023, for each Fund (except for the BulletShares Municipal Bond ETFs). As of August 31, 2023, all of the securities in the BulletShares Municipal Bond ETFs were valued based on Level 2 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

BulletShares 2023 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$1,410,236,880	$-	$1,410,236,880

U.S. Treasury Securities	-	811,548,200	-	811,548,200

Money Market Funds	20,478,188	-	-	20,478,188

Total Investments	$20,478,188	$2,221,785,080	$-	$2,242,263,268

BulletShares 2024 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$3,840,515,538	$-	$3,840,515,538

Money Market Funds	16,589,150	173,366,794	-	189,955,944

Total Investments	$16,589,150	$4,013,882,332	$-	$4,030,471,482

BulletShares 2025 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$2,819,432,293	$-	$2,819,432,293

Money Market Funds	96,692	245,375,069	-	245,471,761

Total Investments	$96,692	$3,064,807,362	$-	$3,064,904,054

BulletShares 2026 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$1,964,662,112	$-	$1,964,662,112

Money Market Funds	391,146	213,691,629	-	214,082,775

Total Investments	$391,146	$2,178,353,741	$-	$2,178,744,887

BulletShares 2027 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$1,051,761,172	$-	$1,051,761,172

Money Market Funds	53,994	207,268,581	-	207,322,575

Total Investments	$53,994	$1,259,029,753	$-	$1,259,083,747

386

	Level 1	Level 2	Level 3	Total

BulletShares 2028 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$712,280,468	$-	$712,280,468

Money Market Funds	70,749	161,053,854	-	161,124,603

Total Investments	$70,749	$873,334,322	$-	$873,405,071

BulletShares 2029 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$389,672,435	$-	$389,672,435

Money Market Funds	133,085	54,576,909	-	54,709,994

Total Investments	$133,085	$444,249,344	$-	$444,382,429

BulletShares 2030 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$255,043,053	$-	$255,043,053

Money Market Funds	42,585	44,022,074	-	44,064,659

Total Investments	$42,585	$299,065,127	$-	$299,107,712

BulletShares 2031 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$192,190,447	$-	$192,190,447

Money Market Funds	42,663	3,329,436	-	3,372,099

Total Investments	$42,663	$195,519,883	$-	$195,562,546

BulletShares 2032 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$141,093,360	$-	$141,093,360

Money Market Funds	67,027	4,062,719	-	4,129,746

Total Investments	$67,027	$145,156,079	$-	$145,223,106

BulletShares 2023 High Yield Corporate Bond ETF

Investments in Securities

U.S. Treasury Securities	$-	$406,545,218	$-	$406,545,218

U.S. Dollar Denominated Bonds & Notes	-	114,705,082	-	114,705,082

Money Market Funds	11,078,891	-	-	11,078,891

Total Investments	$11,078,891	$521,250,300	$-	$532,329,191

BulletShares 2024 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$618,857,096	$0	$618,857,096

Money Market Funds	23,700,787	42,729,635	-	66,430,422

Total Investments	$23,700,787	$661,586,731	$0	$685,287,518

BulletShares 2025 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$1,078,168,451	$-	$1,078,168,451

Money Market Funds	34,363,349	91,915,214	-	126,278,563

Total Investments	$34,363,349	$1,170,083,665	$-	$1,204,447,014

BulletShares 2026 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$294,779,158	$-	$294,779,158

Money Market Funds	4,437,939	64,520,368	-	68,958,307

Total Investments	$4,437,939	$359,299,526	$-	$363,737,465

BulletShares 2027 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$103,757,166	$-	$103,757,166

Money Market Funds	775,448	27,646,251	-	28,421,699

Total Investments	$775,448	$131,403,417	$-	$132,178,865

387

	Level 1	Level 2	Level 3	Total

BulletShares 2028 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$63,298,511	$-	$63,298,511

Money Market Funds	648,228	11,924,228	-	12,572,456

Total Investments	$648,228	$75,222,739	$-	$75,870,967

BulletShares 2029 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$19,866,769	$-	$19,866,769

Money Market Funds	137,190	83,377	-	220,567

Total Investments	$137,190	$19,950,146	$-	$20,087,336

BulletShares 2030 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$12,078,825	$-	$12,078,825

Money Market Funds	56,115	-	-	56,115

Total Investments	$56,115	$12,078,825	$-	$12,134,940

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2023 and 2022:

	2023			2022
		Ordinary			Ordinary
	Ordinary	Income-Tax-	Long-Term	Ordinary	Income-Tax-	Long-Term
	Income*	Exempt	Capital Gains	Income*	Exempt	Capital Gains
BulletShares 2023 Corporate Bond ETF	$68,135,418	$-	$-	$31,644,867	$-	$6,142,758

BulletShares 2024 Corporate Bond ETF	105,337,424	-	-	43,331,147	-	2,618,440

BulletShares 2025 Corporate Bond ETF	73,303,310	-	-	24,981,228	-	1,372,404

BulletShares 2026 Corporate Bond ETF	56,153,843	-	-	17,859,386	-	34,029

BulletShares 2027 Corporate Bond ETF	27,800,751	-	222,384	9,108,169	-	109,020

BulletShares 2028 Corporate Bond ETF	19,483,490	-	-	5,339,905	-	52,236

BulletShares 2029 Corporate Bond ETF	9,894,400	-	-	2,850,516	-	10,988

BulletShares 2030 Corporate Bond ETF	6,959,857	-	-	1,543,157	-	-

BulletShares 2031 Corporate Bond ETF	4,917,628	-	-	497,473	-	-

BulletShares 2032 Corporate Bond ETF**	2,192,792	-	-	-	-	-

BulletShares 2023 High Yield Corporate Bond ETF	34,524,698	-	-	24,466,310	-	-

BulletShares 2024 High Yield Corporate Bond ETF	33,430,307	-	-	18,591,105	-	-

BulletShares 2025 High Yield Corporate Bond ETF	37,484,424	-	-	15,661,665	-	-

BulletShares 2026 High Yield Corporate Bond ETF	16,049,115	-	-	7,842,075	-	-

BulletShares 2027 High Yield Corporate Bond ETF	4,974,891	-	-	2,269,838	-	21,609

BulletShares 2028 High Yield Corporate Bond ETF	2,606,497	-	-	1,017,390	-	-

BulletShares 2029 High Yield Corporate Bond ETF	911,111	-	-	414,289	-	-

BulletShares 2030 High Yield Corporate Bond ETF**	496,088	-	-	-	-	-

BulletShares 2023 Municipal Bond ETF	19,417	2,965,989	-	141	303,013	-

BulletShares 2024 Municipal Bond ETF	5,158	3,390,456	-	758	354,133	-

BulletShares 2025 Municipal Bond ETF	1,292	2,771,676	-	264	492,988	-

BulletShares 2026 Municipal Bond ETF	11,231	2,162,885	-	835	387,661	-

BulletShares 2027 Municipal Bond ETF	1,299	1,773,513	-	3,214	237,740	-

BulletShares 2028 Municipal Bond ETF	127	1,345,205	-	20,070	272,817	3,433

BulletShares 2029 Municipal Bond ETF	2,641	1,012,624	-	141	250,360	-

BulletShares 2030 Municipal Bond ETF	6,680	976,311	-	334	226,547	-

BulletShares 2031 Municipal Bond ETF	688	472,316	-	219	153,405	-

BulletShares 2032 Municipal Bond ETF***	469	141,962	-	-	-	-

*	Includes short-term capital gain distributions, if any.
**	For the period September 6, 2022 (commencement of investment operations) through August 31, 2023.
***	For the period February 27, 2023 (commencement of investment operations) through August 31, 2023.

388

Tax Components of Net Assets at Fiscal Year-end:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Post-October Capital Losses Deferrals	Shares of Beneficial Interest	Total Net Assets
BulletShares 2023 Corporate Bond ETF	$2,219,200	$-	$(2,938,854)	$(1,925,812)	$-	$2,259,139,527	$2,256,494,061

BulletShares 2024 Corporate Bond ETF	226,283	-	(82,400,151)	(7,300,720)	-	3,982,106,172	3,892,631,584

BulletShares 2025 Corporate Bond ETF	147,619	-	(92,670,973)	(3,564,548)	-	2,943,007,384	2,846,919,482

BulletShares 2026 Corporate Bond ETF	124,288	-	(89,853,101)	(2,491,916)	-	2,074,628,914	1,982,408,185

BulletShares 2027 Corporate Bond ETF	90,190	-	(49,456,179)	(409,185)	(359,743)	1,112,640,718	1,062,505,801
BulletShares 2028 Corporate Bond ETF	37,739	-	(34,239,318)	(1,480,276)	-	756,110,355	720,428,500

BulletShares 2029 Corporate Bond ETF	31,979	-	(22,996,270)	(374,243)	-	417,858,265	394,519,731

BulletShares 2030 Corporate Bond ETF	-	-	(15,053,955)	(576,402)	-	273,026,046	257,395,689

BulletShares 2031 Corporate Bond ETF	-	-	(7,040,493)	(300,522)	-	201,324,816	193,983,801

BulletShares 2032 Corporate Bond ETF	-	-	(1,599,833)	(86,900)	-	144,704,241	143,017,508

BulletShares 2023 High Yield Corporate Bond ETF	-	-	(385,963)	(51,833,706)	-	586,076,200	533,856,531

BulletShares 2024 High Yield Corporate Bond ETF	29,870	-	(7,317,356)	(37,176,167)	-	697,384,531	652,920,878

BulletShares 2025 High Yield Corporate Bond ETF	1,024,029	-	(6,638,051)	(13,756,924)	-	1,155,427,308	1,136,056,362

BulletShares 2026 High Yield Corporate Bond ETF	46,932	-	(9,197,863)	(8,139,232)	-	321,489,196	304,199,033

BulletShares 2027 High Yield Corporate Bond ETF	13,207	-	(3,524,933)	(2,392,978)	-	112,213,076	106,308,372

BulletShares 2028 High Yield Corporate Bond ETF	22,465	-	(2,540,642)	(889,895)	-	68,446,422	65,038,350

BulletShares 2029 High Yield Corporate Bond ETF	5,331	-	(1,251,864)	(267,455)	-	21,843,521	20,329,533

BulletShares 2030 High Yield Corporate Bond ETF	-	-	15,783	(68,412)	-	12,397,108	12,344,479

BulletShares 2023 Municipal Bond ETF	-	14,531	(213,147)	(17,954)	-	140,994,443	140,777,873

BulletShares 2024 Municipal Bond ETF	-	36,885	(1,861,934)	(44,907)	-	196,955,854	195,085,898

BulletShares 2025 Municipal Bond ETF	-	3,297	(3,232,633)	(336,650)	-	170,475,341	166,909,355

BulletShares 2026 Municipal Bond ETF	-	8,698	(2,605,167)	(465,298)	-	117,196,597	114,134,830

BulletShares 2027 Municipal Bond ETF	-	18,054	(1,973,984)	(13,991)	-	92,869,731	90,899,810

BulletShares 2028 Municipal Bond ETF	-	2,448	(2,033,086)	(445,702)	-	71,613,740	69,137,400

BulletShares 2029 Municipal Bond ETF	-	6,665	(1,723,268)	(598,811)	-	49,931,448	47,616,034

BulletShares 2030 Municipal Bond ETF	-	9,551	(1,682,279)	(1,055,268)	-	54,366,889	51,638,893

BulletShares 2031 Municipal Bond ETF	-	-	(1,177,783)	(907,704)	-	31,028,790	28,943,303

BulletShares 2032 Municipal Bond ETF	-	-	(371,433)	-	-	20,206,550	19,835,117

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of August 31, 2023, as follows:

	No expiration
	Short-Term	Long-Term	Total*
BulletShares 2023 Corporate Bond ETF	$1,925,812	$-	$1,925,812

BulletShares 2024 Corporate Bond ETF	3,110,056	4,190,664	7,300,720

BulletShares 2025 Corporate Bond ETF	1,972,407	1,592,141	3,564,548

BulletShares 2026 Corporate Bond ETF	1,656,416	835,500	2,491,916

BulletShares 2027 Corporate Bond ETF	156,556	252,629	409,185

BulletShares 2028 Corporate Bond ETF	259,528	1,220,748	1,480,276

BulletShares 2029 Corporate Bond ETF	45,436	328,807	374,243

389

	No expiration
	Short-Term	Long-Term	Total*

BulletShares 2030 Corporate Bond ETF	$256,297	$320,105	$576,402

BulletShares 2031 Corporate Bond ETF	128,899	171,623	300,522

BulletShares 2032 Corporate Bond ETF	86,900	-	86,900

BulletShares 2023 High Yield Corporate Bond ETF	23,909,187	27,924,519	51,833,706

BulletShares 2024 High Yield Corporate Bond ETF	20,511,231	16,664,936	37,176,167

BulletShares 2025 High Yield Corporate Bond ETF	6,802,142	6,954,782	13,756,924

BulletShares 2026 High Yield Corporate Bond ETF	4,338,516	3,800,716	8,139,232

BulletShares 2027 High Yield Corporate Bond ETF	1,383,583	1,009,395	2,392,978

BulletShares 2028 High Yield Corporate Bond ETF	310,881	579,014	889,895

BulletShares 2029 High Yield Corporate Bond ETF	109,218	158,237	267,455

BulletShares 2030 High Yield Corporate Bond ETF	68,412	-	68,412

BulletShares 2023 Municipal Bond ETF	11,839	6,115	17,954

BulletShares 2024 Municipal Bond ETF	22,745	22,162	44,907

BulletShares 2025 Municipal Bond ETF	143,219	193,431	336,650

BulletShares 2026 Municipal Bond ETF	292,706	172,592	465,298

BulletShares 2027 Municipal Bond ETF	1,153	12,838	13,991

BulletShares 2028 Municipal Bond ETF	131,234	314,468	445,702

BulletShares 2029 Municipal Bond ETF	285,971	312,840	598,811

BulletShares 2030 Municipal Bond ETF	498,082	557,186	1,055,268

BulletShares 2031 Municipal Bond ETF	907,704	-	907,704

BulletShares 2032 Municipal Bond ETF	-	-	-

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended August 31, 2023, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
BulletShares 2023 Corporate Bond ETF	$69,995,830	$1,658,690,474

BulletShares 2024 Corporate Bond ETF	112,889,569	141,674,025

BulletShares 2025 Corporate Bond ETF	40,107,266	28,443,736

BulletShares 2026 Corporate Bond ETF	28,781,013	16,858,880

BulletShares 2027 Corporate Bond ETF	10,930,128	11,618,762

BulletShares 2028 Corporate Bond ETF	6,518,665	9,140,712
BulletShares 2029 Corporate Bond ETF	3,010,973	2,712,025

BulletShares 2030 Corporate Bond ETF	-	1,739,763

BulletShares 2031 Corporate Bond ETF	238,368	1,488,961

BulletShares 2032 Corporate Bond ETF*	5,898,833	3,160,562

BulletShares 2023 High Yield Corporate Bond ETF	259,742,402	745,090,789

BulletShares 2024 High Yield Corporate Bond ETF	402,316,482	449,632,260

BulletShares 2025 High Yield Corporate Bond ETF	192,099,437	218,218,120

BulletShares 2026 High Yield Corporate Bond ETF	33,754,650	35,860,603

BulletShares 2027 High Yield Corporate Bond ETF	7,581,747	7,806,719

BulletShares 2028 High Yield Corporate Bond ETF	1,918,736	2,545,423

BulletShares 2029 High Yield Corporate Bond ETF	855,121	979,016

BulletShares 2030 High Yield Corporate Bond ETF*	5,583,489	723,202
BulletShares 2023 Municipal Bond ETF	136,739,003	81,070,432

BulletShares 2024 Municipal Bond ETF	106,638,441	4,498,153

BulletShares 2025 Municipal Bond ETF	100,747,269	6,693,943

BulletShares 2026 Municipal Bond ETF	79,512,927	6,385,846

BulletShares 2027 Municipal Bond ETF	67,082,878	1,302,907

BulletShares 2028 Municipal Bond ETF	50,759,791	1,914,138

390

	Purchases	Sales

BulletShares 2029 Municipal Bond ETF	$32,168,004	$2,232,994

BulletShares 2030 Municipal Bond ETF	32,560,651	3,926,994

BulletShares 2031 Municipal Bond ETF	18,171,434	1,125,378

BulletShares 2032 Municipal Bond ETF**	20,157,741	252,430

*	For the period September 6, 2022 (commencement of investment operations) through August 31, 2023.
**	For the period February 27, 2023 (commencement of investment operations) through August 31, 2023.

For the fiscal year ended August 31, 2023, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales
BulletShares 2023 Corporate Bond ETF	$33,300,816	$94,732,495

BulletShares 2024 Corporate Bond ETF	941,903,993	411,971,564

BulletShares 2025 Corporate Bond ETF	1,368,643,493	179,768,147

BulletShares 2026 Corporate Bond ETF	860,856,906	59,084,826

BulletShares 2027 Corporate Bond ETF	617,829,543	28,451,266

BulletShares 2028 Corporate Bond ETF	451,454,153	2,931,085

BulletShares 2029 Corporate Bond ETF	274,285,320	7,897,844

BulletShares 2030 Corporate Bond ETF	157,796,873	-

BulletShares 2031 Corporate Bond ETF	162,955,675	7,161,072

BulletShares 2032 Corporate Bond ETF*	139,686,781	-

BulletShares 2023 High Yield Corporate Bond ETF	104,415,805	146,396,684

BulletShares 2024 High Yield Corporate Bond ETF	244,365,522	87,433,297

BulletShares 2025 High Yield Corporate Bond ETF	743,410,605	39,358,051

BulletShares 2026 High Yield Corporate Bond ETF	124,390,781	15,510,642

BulletShares 2027 High Yield Corporate Bond ETF	58,960,496	-

BulletShares 2028 High Yield Corporate Bond ETF	41,024,207	-

BulletShares 2029 High Yield Corporate Bond ETF	13,856,601	1,947,126

BulletShares 2030 High Yield Corporate Bond ETF*	7,184,792	-

BulletShares 2023 Municipal Bond ETF	-	12,635,518

BulletShares 2024 Municipal Bond ETF	-	-

BulletShares 2025 Municipal Bond ETF	-	-

BulletShares 2026 Municipal Bond ETF	-	-

BulletShares 2027 Municipal Bond ETF	-	-

BulletShares 2028 Municipal Bond ETF	-	-

BulletShares 2029 Municipal Bond ETF	-	-

BulletShares 2030 Municipal Bond ETF	-	-

BulletShares 2031 Municipal Bond ETF	-	-

BulletShares 2032 Municipal Bond ETF**	-	-

*	For the period September 6, 2022 (commencement of investment operations) through August 31, 2023.
**	For the period February 27, 2023 (commencement of investment operations) through August 31, 2023.

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of August 31, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost
BulletShares 2023 Corporate Bond ETF	$98,621	$(3,037,475)	$(2,938,854)	$2,245,202,122

BulletShares 2024 Corporate Bond ETF	159,443	(82,559,594)	(82,400,151)	4,112,871,633

BulletShares 2025 Corporate Bond ETF	135,860	(92,806,833)	(92,670,973)	3,157,575,027

BulletShares 2026 Corporate Bond ETF	216,166	(90,069,267)	(89,853,101)	2,268,597,988

BulletShares 2027 Corporate Bond ETF	350,063	(49,806,242)	(49,456,179)	1,308,539,926

BulletShares 2028 Corporate Bond ETF	556,110	(34,795,428)	(34,239,318)	907,644,389

391

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost
BulletShares 2029 Corporate Bond ETF	$83,996	$(23,080,266)	$(22,996,270)	$467,378,699

BulletShares 2030 Corporate Bond ETF	62,188	(15,116,143)	(15,053,955)	314,161,667

BulletShares 2031 Corporate Bond ETF	58,784	(7,099,277)	(7,040,493)	202,603,039

BulletShares 2032 Corporate Bond ETF	51,044	(1,650,877)	(1,599,833)	146,822,939

BulletShares 2023 High Yield Corporate Bond ETF	55,675	(441,638)	(385,963)	532,715,154

BulletShares 2024 High Yield Corporate Bond ETF	495,145	(7,812,501)	(7,317,356)	692,604,874

BulletShares 2025 High Yield Corporate Bond ETF	5,173,338	(11,811,389)	(6,638,051)	1,211,085,065

BulletShares 2026 High Yield Corporate Bond ETF	1,439,862	(10,637,725)	(9,197,863)	372,935,328

BulletShares 2027 High Yield Corporate Bond ETF	436,353	(3,961,286)	(3,524,933)	135,703,798

BulletShares 2028 High Yield Corporate Bond ETF	303,880	(2,844,522)	(2,540,642)	78,411,609

BulletShares 2029 High Yield Corporate Bond ETF	59,898	(1,311,762)	(1,251,864)	21,339,200

BulletShares 2030 High Yield Corporate Bond ETF	128,873	(113,090)	15,783	12,119,157

BulletShares 2023 Municipal Bond ETF	12,663	(225,810)	(213,147)	132,253,895

BulletShares 2024 Municipal Bond ETF	29,713	(1,891,647)	(1,861,934)	193,741,852

BulletShares 2025 Municipal Bond ETF	49,989	(3,282,622)	(3,232,633)	167,980,006

BulletShares 2026 Municipal Bond ETF	115,163	(2,720,330)	(2,605,167)	115,137,605

BulletShares 2027 Municipal Bond ETF	182,372	(2,156,356)	(1,973,984)	91,695,480

BulletShares 2028 Municipal Bond ETF	194,333	(2,227,419)	(2,033,086)	70,304,570

BulletShares 2029 Municipal Bond ETF	187,513	(1,910,781)	(1,723,268)	48,665,229

BulletShares 2030 Municipal Bond ETF	41,373	(1,723,652)	(1,682,279)	52,611,835

BulletShares 2031 Municipal Bond ETF	16,134	(1,193,917)	(1,177,783)	29,772,109

BulletShares 2032 Municipal Bond ETF	1,218	(372,651)	(371,433)	19,870,244

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, excise taxes, taxable overdistributions, and distribution redesignation, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2023, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
BulletShares 2023 Corporate Bond ETF	$-	$302,447	$(302,447)

BulletShares 2024 Corporate Bond ETF	140,953	1,208,550	(1,349,503)

BulletShares 2025 Corporate Bond ETF	210,048	(558,891)	348,843

BulletShares 2026 Corporate Bond ETF	36,467	(262,124)	225,657

BulletShares 2027 Corporate Bond ETF	(10,674)	(506,710)	517,384

BulletShares 2028 Corporate Bond ETF	6,939	(116,606)	109,667

BulletShares 2029 Corporate Bond ETF	425	(117,765)	117,340

BulletShares 2030 Corporate Bond ETF	13,969	-	(13,969)

BulletShares 2031 Corporate Bond ETF	7,666	(426,580)	418,914

BulletShares 2032 Corporate Bond ETF	2,369	-	(2,369)

BulletShares 2023 High Yield Corporate Bond ETF	12,945	1,065,930	(1,078,875)

BulletShares 2024 High Yield Corporate Bond ETF	-	(650,601)	650,601

BulletShares 2025 High Yield Corporate Bond ETF	-	(441,669)	441,669

BulletShares 2026 High Yield Corporate Bond ETF	-	1,136,542	(1,136,542)

BulletShares 2027 High Yield Corporate Bond ETF	-	(10,549)	10,549

BulletShares 2028 High Yield Corporate Bond ETF	-	-	-

BulletShares 2029 High Yield Corporate Bond ETF	-	53,897	(53,897)

BulletShares 2030 High Yield Corporate Bond ETF	173	(109)	(64)

BulletShares 2023 Municipal Bond ETF	-	130,211	(130,211)

BulletShares 2024 Municipal Bond ETF	-	-	-

BulletShares 2025 Municipal Bond ETF	-	-	-

392

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

BulletShares 2026 Municipal Bond ETF	$-	$-	$-

BulletShares 2027 Municipal Bond ETF	-	-	-

BulletShares 2028 Municipal Bond ETF	-	-	-

BulletShares 2029 Municipal Bond ETF	-	-	-

BulletShares 2030 Municipal Bond ETF	-	-	-

BulletShares 2031 Municipal Bond ETF	196	-	(196)

BulletShares 2032 Municipal Bond ETF	2,688	(156)	(2,532)

NOTE 9–Trustees’ and Officer’s Fees

The Adviser, as a result of each Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Funds. The Interested Trustee does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by the Funds only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. For each Fund (except for the BulletShares Municipal Bond ETFs), such transactions are generally in exchange for Deposit Securities. However, for such Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances. For the BulletShares Municipal Bond ETFs, such transactions are principally in exchange for the deposit or delivery of cash.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 11–Subsequent Event

On September 18, 2023, BulletShares 2030 Corporate Bond ETF, BulletShares 2028 High Yield Corporate Bond ETF and BulletShares 2030 Municipal Bond ETF changed their classification from “non-diversified” to “diversified” and therefore are now required to meet certain diversification requirements under the 1940 Act.

393

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Self-Indexed Fund Trust and Shareholders of each of the twenty-eight funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (twenty-eight of the funds constituting Invesco Exchange-Traded Self-Indexed Fund Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Fund Name
Invesco BulletShares 2023 Corporate Bond ETF (1)

Invesco BulletShares 2024 Corporate Bond ETF (1)

Invesco BulletShares 2025 Corporate Bond ETF (1)

Invesco BulletShares 2026 Corporate Bond ETF (1)

Invesco BulletShares 2027 Corporate Bond ETF (1)

Invesco BulletShares 2028 Corporate Bond ETF (1)

Invesco BulletShares 2029 Corporate Bond ETF (1)

Invesco BulletShares 2030 Corporate Bond ETF (1)

Invesco BulletShares 2031 Corporate Bond ETF (2)

Invesco BulletShares 2032 Corporate Bond ETF (3)

Invesco BulletShares 2023 High Yield Corporate Bond ETF (1)

Invesco BulletShares 2024 High Yield Corporate Bond ETF (1)

Invesco BulletShares 2025 High Yield Corporate Bond ETF (1)

Invesco BulletShares 2026 High Yield Corporate Bond ETF (1)

Invesco BulletShares 2027 High Yield Corporate Bond ETF (1)

Invesco BulletShares 2028 High Yield Corporate Bond ETF (1)

Invesco BulletShares 2029 High Yield Corporate Bond ETF (2)

Invesco BulletShares 2030 High Yield Corporate Bond ETF (3)

Invesco BulletShares 2023 Municipal Bond ETF (1)

Invesco BulletShares 2024 Municipal Bond ETF (1)

Invesco BulletShares 2025 Municipal Bond ETF (1)

Invesco BulletShares 2026 Municipal Bond ETF (1)

Invesco BulletShares 2027 Municipal Bond ETF (1)

Invesco BulletShares 2028 Municipal Bond ETF (1)

Invesco BulletShares 2029 Municipal Bond ETF (1)

Invesco BulletShares 2030 Municipal Bond ETF (1)

Invesco BulletShares 2031 Municipal Bond ETF (2)

Invesco BulletShares 2032 Municipal Bond ETF (4)

(1) Statement of operations for the year ended August 31, 2023, and the statement of changes in net assets for each of the two years in the period ended August 31, 2023.

(2) Statement of operations for the year ended August 31, 2023, and statement of changes in net assets for the year ended August 31, 2023 and for the period September 13, 2021 (commencement of investment operations) through August 31, 2022.

394

Report of Independent Registered Public Accounting Firm–(continued)

(3) Statements of operations and of changes in net assets for the period September 6, 2022 (commencement of investment operations) through August 31, 2023.

(4) Statements of operations and of changes in net assets for the period February 27, 2023 (commencement of investment operations) through August 31, 2023.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 23, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

395

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Self-Indexed Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period ended March 1, 2023 through August 31, 2023.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco BulletShares 2023 Corporate Bond ETF (BSCN)

Actual	$1,000.00	$1,026.10	0.09%	$0.46

Hypothetical (5% return before expenses)	1,000.00	1,024.75	0.09	0.46
Invesco BulletShares 2024 Corporate Bond ETF (BSCO)

Actual	1,000.00	1,024.30	0.10	0.51

Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51
Invesco BulletShares 2025 Corporate Bond ETF (BSCP)

Actual	1,000.00	1,022.50	0.10	0.51

Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51
Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)

Actual	1,000.00	1,023.60	0.10	0.51

Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51
Invesco BulletShares 2027 Corporate Bond ETF (BSCR)

Actual	1,000.00	1,023.00	0.10	0.51

Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51

396

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco BulletShares 2028 Corporate Bond ETF (BSCS)

Actual	$1,000.00	$1,025.40	0.10%	$0.51

Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)

Actual	1,000.00	1,030.30	0.10	0.51

Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51
Invesco BulletShares 2030 Corporate Bond ETF (BSCU)

Actual	1,000.00	1,024.90	0.10	0.51

Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51

Invesco BulletShares 2031 Corporate Bond ETF (BSCV)

Actual	1,000.00	1,024.10	0.10	0.51

Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51
Invesco BulletShares 2032 Corporate Bond ETF (BSCW)

Actual	1,000.00	1,027.00	0.10	0.51

Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)

Actual	1,000.00	1,027.90	0.42	2.15

Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	2.14
Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)

Actual	1,000.00	1,039.30	0.42	2.16

Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	2.14

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)

Actual	1,000.00	1,046.90	0.42	2.17

Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	2.14
Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)

Actual	1,000.00	1,044.70	0.42	2.16

Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	2.14

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)

Actual	1,000.00	1,043.30	0.42	2.16

Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	2.14
Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)

Actual	1,000.00	1,042.20	0.42	2.16

Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	2.14

Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT)

Actual	1,000.00	1,045.60	0.42	2.17

Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	2.14
Invesco BulletShares 2030 High Yield Corporate Bond ETF (BSJU)

Actual	1,000.00	1,054.60	0.42	2.18

Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	2.14

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)

Actual	1,000.00	1,015.50	0.18	0.91

Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92
Invesco BulletShares 2024 Municipal Bond ETF (BSMO)

Actual	1,000.00	1,014.20	0.18	0.91

Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92

397

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)

Actual	$1,000.00	$1,012.40	0.18%	$0.91

Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92
Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)

Actual	1,000.00	1,010.50	0.18	0.91

Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)

Actual	1,000.00	1,009.70	0.18	0.91

Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92
Invesco BulletShares 2028 Municipal Bond ETF (BSMS)

Actual	1,000.00	1,008.00	0.18	0.91

Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)

Actual	1,000.00	1,006.10	0.18	0.91

Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92
Invesco BulletShares 2030 Municipal Bond ETF (BSMU)

Actual	1,000.00	1,005.60	0.18	0.91

Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92

Invesco BulletShares 2031 Municipal Bond ETF (BSMV)

Actual	1,000.00	1,005.70	0.18	0.91

Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92
Invesco BulletShares 2032 Municipal Bond ETF (BSMW)

Actual	1,000.00	1,005.80	0.18	0.91

Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2023. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

398

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Tax-Exempt Income*	Long Term Capital Gains	Qualified Short Term Gains
Invesco BulletShares 2023 Corporate Bond ETF	0%	0%	0%	5%	100%	83%	0%	$-	$-

Invesco BulletShares 2024 Corporate Bond ETF	0%	0%	0%	0%	100%	79%	0%	-	$-

Invesco BulletShares 2025 Corporate Bond ETF	0%	0%	0%	0%	99%	83%	0%	-	$-

Invesco BulletShares 2026 Corporate Bond ETF	0%	0%	0%	0%	99%	84%	0%	-	$-

Invesco BulletShares 2027 Corporate Bond ETF	0%	0%	0%	0%	98%	85%	0%	222,384	$-

Invesco BulletShares 2028 Corporate Bond ETF	0%	0%	0%	0%	98%	83%	0%	-	$-

Invesco BulletShares 2029 Corporate Bond ETF	0%	0%	0%	0%	99%	90%	0%	-	$-

Invesco BulletShares 2030 Corporate Bond ETF	0%	0%	0%	0%	99%	87%	0%	-	$-

Invesco BulletShares 2031 Corporate Bond ETF	0%	0%	0%	0%	99%	93%	0%	-	$-

Invesco BulletShares 2032 Corporate Bond ETF	0%	0%	0%	0%	99%	89%	0%	-	$-

Invesco BulletShares 2023 High Yield Corporate Bond ETF	0%	0%	0%	27%	99%	90%	0%	-	$-

Invesco BulletShares 2024 High Yield Corporate Bond ETF	0%	0%	0%	0%	96%	78%	0%	-	$-

Invesco BulletShares 2025 High Yield Corporate Bond ETF	0%	0%	0%	0%	99%	89%	0%	-	$-

Invesco BulletShares 2026 High Yield Corporate Bond ETF	0%	0%	0%	0%	98%	81%	0%	-	$-

Invesco BulletShares 2027 High Yield Corporate Bond ETF	0%	0%	0%	0%	99%	80%	0%	-	$-

Invesco BulletShares 2028 High Yield Corporate Bond ETF	0%	0%	0%	0%	100%	87%	0%	-	$-

Invesco BulletShares 2029 High Yield Corporate Bond ETF	0%	0%	0%	0%	100%	87%	0%	-	$-

Invesco BulletShares 2030 High Yield Corporate Bond ETF	0%	0%	0%	0%	100%	84%	0%	-	$-

399

Tax Information–(continued)

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Tax-Exempt Income*	Long Term Capital Gains	Qualified Short Term Gains
Invesco BulletShares 2023 Municipal Bond ETF	0%	0%	0%	0%	100%	100%	99%	$-	$-

Invesco BulletShares 2024 Municipal Bond ETF	0%	0%	0%	0%	100%	100%	100%	-	$-

Invesco BulletShares 2025 Municipal Bond ETF	0%	0%	0%	0%	100%	100%	100%	-	$-

Invesco BulletShares 2026 Municipal Bond ETF	0%	0%	0%	0%	100%	100%	99%	-	$-

Invesco BulletShares 2027 Municipal Bond ETF	0%	0%	0%	0%	100%	100%	100%	-	$-

Invesco BulletShares 2028 Municipal Bond ETF	0%	0%	0%	0%	100%	100%	100%	-	$-

Invesco BulletShares 2029 Municipal Bond ETF	0%	0%	0%	0%	100%	100%	100%	-	$-

Invesco BulletShares 2030 Municipal Bond ETF	0%	0%	0%	0%	100%	100%	99%	-	$-

Invesco BulletShares 2031 Municipal Bond ETF	0%	0%	0%	0%	100%	100%	100%	-	$-

Invesco BulletShares 2032 Municipal Bond ETF	0%	0%	0%	0%	68%	100%	100%	-	$156

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

400

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of August 31, 2023

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2016	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	211	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007- 2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	211	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

401

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	211	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

402

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	211	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

403

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee and Trustee since 2016	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	211	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee and Trustee since 2016	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	211	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

404

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	211	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

405

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	211	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Since 2016	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	211	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

406

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Manager, Invesco Investment Advisers, LLC (2023-Present); formerly, Vice President, Invesco Indexing LLC (2020-2022); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	211	None.

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

407

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008- 2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

408

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007- 2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2016	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

409

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

410

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2023, the Board of Trustees of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco BulletShares 2023 Corporate Bond ETF	Invesco BulletShares 2023 Municipal Bond ETF
Invesco BulletShares 2024 Corporate Bond ETF	Invesco BulletShares 2024 Municipal Bond ETF
Invesco BulletShares 2025 Corporate Bond ETF	Invesco BulletShares 2025 Municipal Bond ETF
Invesco BulletShares 2026 Corporate Bond ETF	Invesco BulletShares 2026 Municipal Bond ETF
Invesco BulletShares 2027 Corporate Bond ETF	Invesco BulletShares 2027 Municipal Bond ETF
Invesco BulletShares 2028 Corporate Bond ETF	Invesco BulletShares 2028 Municipal Bond ETF
Invesco BulletShares 2029 Corporate Bond ETF	Invesco BulletShares 2029 Municipal Bond ETF
Invesco BulletShares 2030 Corporate Bond ETF	Invesco BulletShares 2030 Municipal Bond ETF
Invesco BulletShares 2031 Corporate Bond ETF	Invesco BulletShares 2031 Municipal Bond ETF
Invesco BulletShares 2023 High Yield Corporate Bond ETF	Invesco International Developed Dynamic Multifactor ETF
Invesco BulletShares 2024 High Yield Corporate Bond ETF	Invesco Investment Grade Defensive ETF
Invesco BulletShares 2025 High Yield Corporate Bond ETF	Invesco Racial and Gender Diversity ETF
Invesco BulletShares 2026 High Yield Corporate Bond ETF	Invesco RAFITM Strategic US ETF
Invesco BulletShares 2027 High Yield Corporate Bond ETF	Invesco Russell 1000® Dynamic Multifactor ETF
Invesco BulletShares 2028 High Yield Corporate Bond ETF	Invesco Russell 2000® Dynamic Multifactor ETF
Invesco BulletShares 2029 High Yield Corporate Bond ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided or to be provided, (ii) the investment performance of each Fund, as applicable, and the Adviser, (iii) the fees paid or to be paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided or to be provided and estimated profits realized by the Adviser, as applicable, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed or to be performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds (except Invesco Racial and Gender Diversity ETF which had not yet commenced operations as of December 31, 2022) and their underlying indexes for the one-year, three-year, five-year and since-inception periods ended December 31, 2022, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds (“ETFs”) businesses of Guggenheim Capital LLC (“Guggenheim”) on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement. The Board concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

411

Approval of Investment Advisory Contracts–(continued)

Based on its review, the Board concluded that the nature, extent and quality of services provided or to be provided by the Adviser to the Funds under the Investment Advisory Agreement were or were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged or to be charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

●

0.10% of the Fund’s average daily net assets for each of Invesco BulletShares 2023 Corporate Bond ETF, Invesco BulletShares 2024 Corporate Bond ETF, Invesco BulletShares 2025 Corporate Bond ETF, Invesco BulletShares 2026 Corporate Bond ETF, Invesco BulletShares 2027 Corporate Bond ETF, Invesco BulletShares 2028 Corporate Bond ETF, Invesco BulletShares 2029 Corporate Bond ETF, Invesco BulletShares 2030 Corporate Bond ETF and Invesco BulletShares 2031 Corporate Bond ETF;

●	0.13% of the Fund’s average daily net assets for Invesco Investment Grade Defensive ETF;

●

0.18% of the Fund’s average daily net assets for each of Invesco BulletShares 2023 Municipal Bond ETF, Invesco BulletShares 2024 Municipal Bond ETF, Invesco BulletShares 2025 Municipal Bond ETF, Invesco BulletShares 2026 Municipal Bond ETF, Invesco BulletShares 2027 Municipal Bond ETF, Invesco BulletShares 2028 Municipal Bond ETF, Invesco BulletShares 2029 Municipal Bond ETF, Invesco BulletShares 2030 Municipal Bond ETF and Invesco BulletShares 2031 Municipal Bond ETF;

●	0.19% of the Fund’s average daily net assets for Invesco RAFITM Strategic US ETF;

●	0.25% of the Fund’s average daily net assets for Invesco Racial and Gender Diversity ETF;

●	0.29% of the Fund’s average daily net assets for Invesco Russell 1000® Dynamic Multifactor ETF;

●	0.34% of the Fund’s average daily net assets for Invesco International Developed Dynamic Multifactor ETF;

●	0.39% of the Fund’s average daily net assets for Invesco Russell 2000® Dynamic Multifactor ETF; and

●

0.42% of the Fund’s average daily net assets for each of Invesco BulletShares 2023 High Yield Corporate Bond ETF, Invesco BulletShares 2024 High Yield Corporate Bond ETF, Invesco BulletShares 2025 High Yield Corporate Bond ETF, Invesco BulletShares 2026 High Yield Corporate Bond ETF, Invesco BulletShares 2027 High Yield Corporate Bond ETF, Invesco BulletShares 2028 High Yield Corporate Bond ETF and Invesco BulletShares 2029 High Yield Corporate Bond ETF.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco BulletShares 2023 Corporate Bond ETF	X		X

Invesco BulletShares 2024 Corporate Bond ETF	X		X

Invesco BulletShares 2025 Corporate Bond ETF	X		X

Invesco BulletShares 2026 Corporate Bond ETF	X		X

Invesco BulletShares 2027 Corporate Bond ETF	X		X

Invesco BulletShares 2028 Corporate Bond ETF	X		X

Invesco BulletShares 2029 Corporate Bond ETF	X		X

Invesco BulletShares 2030 Corporate Bond ETF	X		X

Invesco BulletShares 2031 Corporate Bond ETF	X		X

Invesco BulletShares 2023 High Yield Corporate Bond ETF		N/A	X

412

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco BulletShares 2024 High Yield Corporate Bond ETF		N/A	X

Invesco BulletShares 2025 High Yield Corporate Bond ETF		N/A	X

Invesco BulletShares 2026 High Yield Corporate Bond ETF		N/A	X

Invesco BulletShares 2027 High Yield Corporate Bond ETF		N/A	X

Invesco BulletShares 2028 High Yield Corporate Bond ETF		N/A	X

Invesco BulletShares 2029 High Yield Corporate Bond ETF		N/A	X

Invesco BulletShares 2023 Municipal Bond ETF		N/A	X

Invesco BulletShares 2024 Municipal Bond ETF		N/A	X

Invesco BulletShares 2025 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2026 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2027 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2028 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2029 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2030 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2031 Municipal Bond ETF	X	N/A	X

Invesco International Developed Dynamic Multifactor ETF			X

Invesco Investment Grade Defensive ETF	X	X	X

Invesco Racial and Gender Diversity ETF	X	X	X

Invesco RAFITM Strategic US ETF	X		X

Invesco Russell 1000® Dynamic Multifactor ETF	X		X

Invesco Russell 2000® Dynamic Multifactor ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco Russell 1000® Dynamic Multifactor ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided or to be provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that the unitary advisory fee charged or to be charged to each Fund was reasonable and appropriate in light of the services provided or to be provided, the nature of the index, the distinguishing factors of the Fund and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees did not consider the revenues received by the Adviser under the Investment Advisory Agreement or the estimated profitability of the Adviser in managing Invesco Racial and Gender Diversity ETF because the Fund had not yet commenced operations as of December 31, 2022. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the

413

Approval of Investment Advisory Contracts–(continued)

Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc. and Invesco Indexing LLC, affiliates of the Adviser, serve as each Fund’s distributor and index provider and are paid a distribution fee and licensing fee, respectively, by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

414

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2023 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-SIFT-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders
August 31, 2023
POWA	Invesco Bloomberg Pricing Power ETF (formerly, Invesco Defensive Equity ETF)
IUS	Invesco RAFITM Strategic US ETF

2

The Market Environment

Domestic Equity

At the start of the fiscal year, volatility in the equity markets increased. US equity markets rose in August 2022 until the US Federal Reserve (the Fed) chairman Jerome Powell gave hawkish comments at an economic policy symposium held in Jackson Hole, sparking a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.1 After a continued decline in September 2022, US equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued rate hikes until data shows inflation meaningfully declining sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter of 2022. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December.1

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February of 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. The Consumer Price Index (CPI) rose 4% as of May 31, 2023, the smallest 12-month increase in nearly two years.2 The labor market maintained momentum in the second quarter with unemployment still at historic lows despite a slight uptick at the end of May. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting, but investors got a long-awaited “pause” in rate hikes as the Fed left rates unchanged at its June meeting, sending equity markets higher. However, the Fed raised rates another 0.25% in July, bringing the rate to its highest level since June 2006.1 After two months of gains, equity markets declined in August as a resilient economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in June 2022, the highest level since 1981, the CPI rose by 0.2% in July and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 At its annual Jackson Hole symposium in August 2023, Fed chair Jerome Powell remarked that while progress has been made, inflation is still too high, and the Fed intends “to hold policy at a restrictive level until we are confident that inflation is moving sustainably down toward our objective.”

Despite higher rates and increased market volatility, US stocks for the fiscal year had strong returns of 15.94%, as measured by the S&P 500 Index.3

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Labor Statistics
[3]	Source: Lipper Inc.

Global Equity

Global equity markets declined at the beginning of the fiscal year weighed down by rising inflation, central bank tightening and a slowing global economy. To tame inflation, several central banks, including the US Federal Reserve, the European Central Bank and the Bank of England, continued to raise interest rates. Emerging market equities, hampered by the strong US dollar, underperformed developed market equities. China faced headwinds, which included the country’s zero-COVID-19 policy and a growing property market crisis.

Global equity markets posted gains for the fourth quarter of 2022, after better inflation data sparked a rally in October and November. However, investor sentiment worsened in December after central banks signaled continued interest rate hikes into 2023 as inflation remained above target levels. International stocks outperformed US stocks, led by results in the UK and the rest of Europe. Emerging market equities also posted gains for the fourth quarter, driven by China, which eased its zero-COVID-19 policy and started to reopen.

For the first half of 2023, global equity markets continued to deliver gains amid continued interest rate increases, volatility and a banking crisis. The largest shock came in March 2023 as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, along with the subsequent UBS takeover of Credit Suisse, led to a selloff in US and European financial stocks. Optimism about AI (Artificial Intelligence) boosted technology stocks during the second quarter of 2023. Emerging market equities also posted gains for the first half of 2023 but within the region, China’s equities declined due to weaker-than-expected economic data, real estate developer debt issues and geopolitical concerns.

3

The Market Environment–(continued)

Market volatility increased in August 2023, with both developed market equities and emerging market equities declining. For the overall fiscal year ended August 31, 2023, developed market equities posted a positive return, outperforming emerging market equities, which ended the period slightly positive.

4

POWA	Management’s Discussion of Fund Performance
Invesco Bloomberg Pricing Power ETF (POWA)

Effective after the close of markets on August 25, 2023, Invesco Defensive Equity ETF changed its name to Invesco Bloomberg Pricing Power ETF (the “Fund”) and the underlying index changed from Invesco Defensive Equity Index (the “Previous Index”) to the Bloomberg Pricing Power Index (the “Index”). At that time, the Fund also changed its ticker symbol from DEF to POWA and changed its investment objective and investment policies.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index, and through August 25, 2023, the Previous Index. The Fund generally will invest at least 80% of its total assets in the securities that comprise the Index, and through August 25, 2023, the Previous Index.

Bloomberg Index Services Limited (the “Index Provider”) compiles, maintains and calculates the Index, which is composed of the securities of U.S. large- and mid-cap companies that, in the view of the Index Provider, are well-positioned to maintain stable profit margins in all market conditions. The Index focuses on companies that have the smallest deviations among their annual gross profit margins over the last five years. Securities eligible for inclusion in the Index are screened, pursuant to the index methodology, for their company’s (i) profitability history, (ii) market cap sector ranking, (iii) debt to market capitalization ratio, and (iv) gross margin stability. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 6.29%. On a net asset value (“NAV”) basis, the Fund returned 6.36%. During the same time period, the Blended—Invesco Defensive Equity Index (which reflected the returns of the Previous Index from the beginning of the fiscal year through August 25, 2023, and of the Index for the remainder of the fiscal year, referred to herein as the “Custom Index”) returned 6.94%. During the fiscal year, the Fund fully replicated the components of the Custom Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Custom Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 15.94%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track its underlying index, which employs a proprietary stock selection and equal weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials, health care and consumer staples sectors and most underweight in the information technology, communication services and energy sectors during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight allocation to and security selection in the information technology and communication services sectors.

For the fiscal year ended August 31, 2023, the industrials sector contributed most significantly to the Fund’s return, followed by the financials and consumer discretionary sectors, respectively. The utilities sector detracted most significantly from the Fund’s return, followed by the real estate and communication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included O’Reilly Automotive, Inc., a consumer discretionary company (portfolio average weight of 1.08%), and Merck & Co., Inc., a health care company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during the period included CVS Health Corp., a health care company (no longer held at fiscal year-end), and Hasbro, Inc., a consumer discretionary (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Industrials	38.71
Health Care	19.08
Consumer Staples	12.76
Consumer Discretionary	12.13
Information Technology	10.77
Sector Types Each Less Than 3%	6.56
Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2023
Security
Veeva Systems, Inc., Class A	2.43
Lam Research Corp.	2.35
Trane Technologies PLC	2.33
Amphenol Corp., Class A	2.29
Automatic Data Processing, Inc.	2.25
Cadence Design Systems, Inc.	2.23
Comcast Corp., Class A	2.21
PACCAR, Inc.	2.21
Equinix, Inc.	2.19
Avery Dennison Corp.	2.16
Total	22.65

5

Invesco Bloomberg Pricing Power ETF (POWA) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—Invesco Defensive Equity Index	6.94%	8.46%	27.60%	8.82%	52.60%	10.45%	170.17%	8.89%	315.17%
Bloomberg Pricing Power Index	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
S&P 500® Index	15.94	10.52	35.00	11.12	69.43	12.81	233.79	9.30	341.74
Fund
NAV Return	6.36	7.87	25.51	8.22	48.43	9.81	154.92	8.21	273.94
Market Price Return	6.29	7.82	25.34	8.20	48.29	9.82	155.05	8.21	273.88

Guggenheim Defensive Equity ETF (the “Predecessor Fund”) Inception: December 15, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-

The Blended-Invesco Defensive Equity Index performance is comprised of the performance of the Sabrient Defensive Equity Index from the Predecessor Fund’s inception through October 24, 2016, followed by the performance of the Previous Index from October 25, 2016 through August 25, 2023, followed by the performance of the Index from August 26, 2023 through August 31, 2023.

6

IUS	Management’s Discussion of Fund Performance
Invesco RAFITM Strategic US ETF (IUS)

As an index fund, the Invesco RAFI™ Strategic US ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Strategic US Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (“Invesco Indexing” or the “Index Provider”) compiles and maintains the Index, which is designed to measure the performance of equity securities of U.S. companies that tend to have larger, higher quality businesses. Invesco Indexing is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser, and Invesco Distributors, Inc., the Fund’s distributor.

The Index Provider selects components for inclusion in the Index from an investment universe of domestic equity securities with at least one year of trading history. Each eligible equity security is assigned a business-size score (“Business-Size Score”) based on the equally-weighted average of the following four factors of company size over the prior five years (or, if shorter, the life of the security): sales, operating cash flow, total return of capital (dividends and share repurchases) and book value. For real estate securities (real estate investment trusts (“REITs”) and common stocks of companies in the real estate sector), operating cash flow is replaced by funds from operations and book value is replaced by total assets. Each eligible security is then assigned a quality score (“Quality Score”) based on the equally-weighted average of the following two quality factors of its company’s business: efficiency (calculated as the ratio of sales-to-assets in the prior year) and growth (calculated as the percentage change in the ratio of sales-to-assets over the prior five years (or, if shorter, the life of the security)). Each eligible security is ranked in descending order by its Business-Size Score. Those securities within the top 90% in cumulative Business-Size Score are eligible for inclusion in the Index and, of those, the 80% with the highest Quality Scores are included in the Index. Securities in the Index are weighted proportionally to their float-adjusted Business-Size Scores. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 14.34%. On a net asset value (“NAV”) basis, the Fund returned 14.46%. During the same time period, the Index returned 14.67%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Index (the “Benchmark Index”) returned 15.40%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,000 securities.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy and communication services sectors and most underweight in the information technology and financials sectors during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight allocation to and security selection in the information technology sector.

For the fiscal year ended August 31, 2023, the information technology sector contributed most significantly to the Fund’s return, followed by the communication services and industrials sectors, respectively. The utilities sector was the only sector to detract from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Meta Platforms, Inc., Class A, a communication services company (portfolio average weight of 1.91%), and Apple, Inc., an information technology company (portfolio average weight of 5.14%). Positions that detracted most significantly from the Fund’s return during the period included CVS Health Corp., a health care company (portfolio average weight of 1.02%), and Lumen Technologies, Inc., a communication services company (portfolio average weight of 0.09%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Information Technology	18.49
Health Care	14.79
Communication Services	12.28
Energy	11.65
Consumer Discretionary	10.83
Industrials	10.33
Consumer Staples	8.08
Financials	5.96
Materials	4.67
Sector Types Each Less Than 3%	2.85
Money Market Funds Plus Other Assets Less Liabilities	0.07

7

Invesco RAFITM Strategic US ETF (IUS) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Apple, Inc.	4.43
Alphabet, Inc., Class A	3.86
Microsoft Corp.	2.72
Exxon Mobil Corp.	2.49
Meta Platforms, Inc., Class A	2.39
Amazon.com, Inc.	1.88
Chevron Corp.	1.70
UnitedHealth Group, Inc.	1.29
Comcast Corp., Class A	1.20
AT&T, Inc.	1.11
Total	23.07

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

		3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index	1 Year			Average Annualized	Cumulative
Invesco Strategic US Index	14.67%	15.98%	56.03%	12.79%	81.78%
Russell 1000® Index	15.40	9.93	32.84	10.94	67.46
Fund
NAV Return	14.46	15.76	55.11	12.60	80.28
Market Price Return	14.34	15.68	54.79	12.60	80.33

8

Invesco RAFITM Strategic US ETF (IUS) (continued)

Fund Inception: September 12, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.19% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

9

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.
At a meeting held on March 24, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on Illiquid Investments; and

•	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

10

Invesco Bloomberg Pricing Power ETF (POWA)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Communication Services-2.21%
Comcast Corp., Class A	102,762	$4,805,151

Consumer Discretionary-12.13%
Best Buy Co., Inc.	59,413	4,542,124
Garmin Ltd.	39,998	4,240,588
Home Depot, Inc. (The)	14,112	4,661,194
Lowe’s Cos., Inc.	20,175	4,649,934
O’Reilly Automotive, Inc.(b)	4,423	4,156,293
Tractor Supply Co.	18,802	4,108,237

		26,358,370

Consumer Staples-12.76%
Archer-Daniels-Midland Co.	56,397	4,472,282
Costco Wholesale Corp.	8,510	4,674,373
Dollar General Corp.	19,672	2,724,572
Hershey Co. (The)	15,651	3,362,774
PepsiCo, Inc.	22,222	3,953,738
Sysco Corp.	57,655	4,015,671
Walmart, Inc.	27,829	4,525,273

		27,728,683

Health Care-19.08%
Agilent Technologies, Inc.	33,958	4,111,295
Cardinal Health, Inc.	48,357	4,223,017
Cencora, Inc.	24,017	4,226,512
McKesson Corp.	10,363	4,272,872
Mettler-Toledo International, Inc.(b)	3,128	3,795,765
ResMed, Inc.	18,640	2,974,758
Veeva Systems, Inc., Class A(b)	25,267	5,273,223
Vertex Pharmaceuticals, Inc.(b)	12,306	4,286,672
Waters Corp.(b)	15,985	4,488,588
Zimmer Biomet Holdings, Inc.	31,942	3,804,931

		41,457,633

Industrials-38.71%
AMETEK, Inc.	28,479	4,542,685
Automatic Data Processing, Inc.	19,197	4,887,748

	Shares	Value
Industrials-(continued)
Cintas Corp.	8,888	$4,481,063
Cummins, Inc.	19,513	4,488,770
Dover Corp.	30,288	4,491,710
General Dynamics Corp.	19,892	4,508,323
HEICO Corp.	25,163	4,245,250
IDEX Corp.	20,525	4,646,860
Illinois Tool Works, Inc.	18,506	4,577,459
J.B. Hunt Transport Services, Inc.	24,419	4,587,842
Johnson Controls International PLC	67,628	3,994,110
Lockheed Martin Corp.	9,074	4,068,328
Otis Worldwide Corp.	50,659	4,333,877
PACCAR, Inc.	58,323	4,799,400
Republic Services, Inc.	28,836	4,156,133
Rollins, Inc.	102,966	4,074,365
Trane Technologies PLC	24,719	5,073,822
Waste Management, Inc.	25,263	3,960,733
Xylem, Inc.	40,651	4,209,004

		84,127,482

Information Technology-10.77%
Accenture PLC, Class A	14,325	4,638,005
Amphenol Corp., Class A	56,303	4,976,059
Cadence Design Systems, Inc.(b)	20,171	4,849,915
Lam Research Corp.	7,260	5,099,424
VeriSign, Inc.(b)	18,501	3,844,323

		23,407,726

Materials-2.16%
Avery Dennison Corp.	24,932	4,696,690

Real Estate-2.19%
Equinix, Inc.	6,086	4,755,479

TOTAL INVESTMENTS IN SECURITIES-100.01% (Cost $211,130,328)		217,337,214
OTHER ASSETS LESS LIABILITIES-(0.01)%		(19,873)

NET ASSETS-100.00%		$217,317,341

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$52,209	$7,249,831	$(7,302,040)	$-	$-	$-	$7,096

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Invesco Bloomberg Pricing Power ETF (POWA)–(continued)

August 31, 2023

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$-	$3,697,617	$(3,697,617)	$-	$-	$-	$1,172	*

Invesco Private Prime Fund	-	9,398,134	(9,398,030)	-	(104)	-	3,020	*

Total	$52,209	$20,345,582	$(20,397,687)	$-	$(104)	$-	$11,288

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco RAFITM Strategic US ETF (IUS)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Communication Services-12.28%
Activision Blizzard, Inc.	2,625	$241,474
Alphabet, Inc., Class A(b)	63,063	8,587,289
Altice USA, Inc., Class A(b)(c)	27,130	83,289
AT&T, Inc.	166,182	2,457,832
Atlanta Braves Holdings, Inc., Series C(b)(c)	24	884
Charter Communications, Inc., Class A(b)	2,293	1,004,609
Comcast Corp., Class A	57,178	2,673,643
DISH Network Corp., Class A(b)(c)	30,826	184,956
Electronic Arts, Inc.	1,355	162,573
Fox Corp., Class A	7,621	251,950
Frontier Communications Parent, Inc.(b)(c)	4,552	72,923
IAC, Inc.(b)	1,022	56,547
Interpublic Group of Cos., Inc. (The)	3,011	98,189
Liberty Broadband Corp., Class C(b)	2,501	233,994
Liberty Media Corp.-Liberty Formula One(b)	875	60,191
Liberty Media Corp.-Liberty Live, Series C(b)	36	1,211
Live Nation Entertainment, Inc.(b)(c)	739	62,468
Lumen Technologies, Inc.	139,050	221,089
Meta Platforms, Inc., Class A(b)	17,938	5,307,675
Netflix, Inc.(b)	778	337,403
News Corp., Class A	7,336	157,651
Nexstar Media Group, Inc., Class A	644	104,843
Omnicom Group, Inc.	1,720	139,337
Paramount Global, Class B(c)	18,433	278,154
Take-Two Interactive Software, Inc.(b)	466	66,265
Telephone & Data Systems, Inc.	11,640	250,144
T-Mobile US, Inc.(b)	3,695	503,444
Verizon Communications, Inc.	66,936	2,341,421
Walt Disney Co. (The)(b)	11,589	969,768
Warner Bros Discovery, Inc.(b)	27,952	367,289

		27,278,505

Consumer Discretionary-10.83%
Academy Sports & Outdoors, Inc.(c)	1,258	68,649
Adient PLC(b)(c)	1,963	76,891
Advance Auto Parts, Inc.(c)	999	68,751
Airbnb, Inc., Class A(b)	1,719	226,134
Amazon.com, Inc.(b)	30,301	4,181,841
Aptiv PLC(b)	1,542	156,436
Aramark	2,409	89,567
Asbury Automotive Group, Inc.(b)(c)	470	108,100
Autoliv, Inc. (Sweden)	873	85,205
AutoNation, Inc.(b)	1,067	167,615
AutoZone, Inc.(b)	112	283,509
Bath & Body Works, Inc.	3,211	118,390
Best Buy Co., Inc.	4,543	347,312
Booking Holdings, Inc.(b)	150	465,754
BorgWarner, Inc.	3,175	129,381
Brunswick Corp.(c)	889	70,338
Burlington Stores, Inc.(b)(c)	380	61,659
Caesars Entertainment, Inc.(b)	1,959	108,254
Capri Holdings Ltd.(b)	2,396	125,766
CarMax, Inc.(b)(c)	2,327	190,069
Chipotle Mexican Grill, Inc.(b)	53	102,112
Coupang, Inc. (South Korea)(b)(c)	4,122	78,236
D.R. Horton, Inc.	2,544	302,787
Dana, Inc.	4,517	72,769

	Shares	Value
Consumer Discretionary-(continued)
Darden Restaurants, Inc.(c)	907	$141,048
Dick’s Sporting Goods, Inc.(c)	1,058	123,088
Dillard’s, Inc., Class A	238	82,139
DoorDash, Inc., Class A(b)	877	73,782
eBay, Inc.	8,894	398,273
Expedia Group, Inc.(b)	1,934	209,626
Foot Locker, Inc.	2,137	41,928
Ford Motor Co.	102,477	1,243,046
Gap, Inc. (The)(c)	7,709	89,270
Garmin Ltd.(c)	820	86,936
General Motors Co.	43,035	1,442,103
Genuine Parts Co.	1,023	157,266
Goodyear Tire & Rubber Co. (The)(b)	8,600	111,026
Group 1 Automotive, Inc.	476	125,864
H&R Block, Inc.	2,003	80,080
Harley-Davidson, Inc.	2,128	71,820
Hasbro, Inc.	1,136	81,792
Hilton Worldwide Holdings, Inc.	706	104,947
Home Depot, Inc. (The)	5,727	1,891,628
Hyatt Hotels Corp., Class A(c)	593	66,659
Kohl’s Corp.	8,114	216,157
Lear Corp.	1,071	154,320
Lennar Corp., Class A	3,487	415,267
Lithia Motors, Inc., Class A	689	212,226
LKQ Corp.	2,968	155,909
Lowe’s Cos., Inc.(c)	5,879	1,354,992
lululemon athletica, inc.(b)	253	96,459
Macy’s, Inc.	13,750	168,162
Marriott International, Inc., Class A	1,014	206,359
Marriott Vacations Worldwide Corp.	514	55,867
McDonald’s Corp.	1,886	530,249
MercadoLibre, Inc. (Brazil)(b)	82	112,534
MGM Resorts International(c)	4,762	209,433
Mohawk Industries, Inc.(b)	1,233	125,014
Murphy USA, Inc.	422	134,044
Newell Brands, Inc.	9,854	104,255
NIKE, Inc., Class B	5,513	560,727
NVR, Inc.(b)	26	165,811
ODP Corp. (The)(b)	1,417	69,886
O’Reilly Automotive, Inc.(b)	271	254,659
Penn Entertainment, Inc.(b)	3,465	82,086
Penske Automotive Group, Inc.	415	68,184
Phinia, Inc.(b)	634	17,625
Polaris, Inc.	639	71,625
Pool Corp.	167	61,055
PulteGroup, Inc.	2,597	213,110
PVH Corp.	1,127	94,217
Qurate Retail, Inc., Class A(b)	101,125	78,372
Ralph Lauren Corp.(c)	770	89,805
Ross Stores, Inc.	1,719	209,391
Service Corp. International	1,234	77,878
Signet Jewelers Ltd.(c)	1,111	83,325
Starbucks Corp.	3,622	352,928
Tapestry, Inc.	2,927	97,528
Taylor Morrison Home Corp., Class A(b)	2,064	97,834
Tempur Sealy International, Inc.(c)	1,680	78,490
Tesla, Inc.(b)	4,106	1,059,676
Thor Industries, Inc.(c)	1,314	137,733

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco RAFITM Strategic US ETF (IUS)–(continued)

August 31, 2023

	Shares	Value
Consumer Discretionary-(continued)
TJX Cos., Inc. (The)	5,949	$550,163
Toll Brothers, Inc.	1,809	148,211
Tractor Supply Co.(c)	619	135,251
Ulta Beauty, Inc.(b)	257	106,663
VF Corp.	4,539	89,691
Whirlpool Corp.(c)	1,501	210,080
Williams-Sonoma, Inc.(c)	1,063	150,096
Yum! Brands, Inc.	657	85,003

		24,056,196

Consumer Staples-8.08%
Albertson’s Cos., Inc., Class A	11,061	247,766
Altria Group, Inc.	13,588	600,861
Andersons, Inc. (The)	1,590	81,662
Archer-Daniels-Midland Co.	9,336	740,345
BJ’s Wholesale Club Holdings, Inc.(b)	1,430	96,368
Brown-Forman Corp., Class B	1,251	82,729
Bunge Ltd.	2,208	252,419
Campbell Soup Co.	1,367	57,004
Casey’s General Stores, Inc.	407	99,475
Church & Dwight Co., Inc.	922	89,222
Clorox Co. (The)	465	72,749
Coca-Cola Co. (The)	14,638	875,792
Colgate-Palmolive Co.	3,299	242,378
Conagra Brands, Inc.	4,382	130,934
Constellation Brands, Inc., Class A	1,120	291,827
Costco Wholesale Corp.	2,559	1,405,608
Darling Ingredients, Inc.(b)	1,109	68,492
Dollar General Corp.	1,571	217,584
Dollar Tree, Inc.(b)(c)	1,356	165,920
Estee Lauder Cos., Inc. (The), Class A	1,329	213,344
General Mills, Inc.	3,595	243,238
Hershey Co. (The)	616	132,354
Hormel Foods Corp.	3,670	141,625
Ingredion, Inc.	555	57,115
JM Smucker Co. (The)	892	129,295
Kellogg Co.	2,357	143,824
Kenvue, Inc.	7,741	178,430
Keurig Dr Pepper, Inc.	7,187	241,843
Kimberly-Clark Corp.	1,500	193,245
Kraft Heinz Co. (The)	14,815	490,228
Kroger Co. (The)	16,496	765,249
McCormick & Co., Inc.	1,014	83,229
Molson Coors Beverage Co., Class B	2,823	179,232
Mondelez International, Inc., Class A	7,230	515,210
Monster Beverage Corp.(b)	1,305	74,920
PepsiCo, Inc.	5,258	935,503
Performance Food Group Co.(b)	3,665	227,707
Philip Morris International, Inc.	7,303	701,526
Procter & Gamble Co. (The)	11,627	1,794,511
Sysco Corp.	5,126	357,026
Target Corp.	5,783	731,839
Tyson Foods, Inc., Class A	8,691	462,970
United Natural Foods, Inc.(b)	4,817	96,966
US Foods Holding Corp.(b)	3,966	160,345
Walgreens Boots Alliance, Inc.	22,182	561,426
Walmart, Inc.	14,313	2,327,437

		17,958,772

Energy-11.65%
Antero Resources Corp.(b)	5,589	154,648

	Shares	Value
Energy-(continued)
APA Corp.	6,227	$272,992
Baker Hughes Co., Class A	9,986	361,393
Cheniere Energy, Inc.	2,339	381,725
Chesapeake Energy Corp.(c)	2,287	201,736
Chevron Corp.	23,461	3,779,567
Chord Energy Corp.	606	97,869
Civitas Resources, Inc.(c)	1,275	104,830
CNX Resources Corp.(b)(c)	4,126	92,216
ConocoPhillips	16,567	1,971,970
Coterra Energy, Inc.	12,167	342,988
CVR Energy, Inc.(c)	3,031	99,114
Delek US Holdings, Inc.(c)	4,017	103,438
Devon Energy Corp.	7,704	393,597
Diamondback Energy, Inc.	2,558	388,253
EOG Resources, Inc.	6,010	773,006
EQT Corp.	4,952	214,025
Exxon Mobil Corp.	49,741	5,530,702
Halliburton Co.	6,064	234,192
Hess Corp.	1,339	206,875
HF Sinclair Corp.	5,419	298,533
Kinder Morgan, Inc.	26,604	458,121
Marathon Oil Corp.	14,095	371,403
Marathon Petroleum Corp.	14,809	2,114,281
Matador Resources Co.	1,427	90,615
Murphy Oil Corp.	2,461	111,729
Occidental Petroleum Corp.	12,421	779,915
ONEOK, Inc.	4,444	289,749
Ovintiv, Inc.	5,783	271,570
PBF Energy, Inc., Class A	6,300	295,407
Phillips 66	11,193	1,277,793
Pioneer Natural Resources Co.	3,605	857,738
Range Resources Corp.	2,561	82,925
Schlumberger N.V.	7,395	436,009
SM Energy Co.	2,581	109,202
Southwestern Energy Co.(b)	20,860	141,431
Targa Resources Corp.	2,873	247,796
Valero Energy Corp.	10,651	1,383,565
Williams Cos., Inc. (The)	10,710	369,816
World Kinect Corp.	8,815	193,048

		25,885,782

Financials-5.96%
Affiliated Managers Group, Inc.	550	73,706
Allstate Corp. (The)	5,099	549,723
American Express Co.	6,119	966,741
American Financial Group, Inc.	1,257	145,711
Aon PLC, Class A	932	310,720
Arch Capital Group Ltd.(b)	3,164	243,185
Assurant, Inc.	937	130,552
Berkshire Hathaway, Inc., Class B(b)	4,038	1,454,488
Block, Inc., Class A(b)(c)	2,725	157,096
Bread Financial Holdings, Inc.(c)	2,364	88,839
Brown & Brown, Inc.	895	66,320
Cboe Global Markets, Inc.	473	70,813
Chubb Ltd.	5,005	1,005,354
Cincinnati Financial Corp.	1,683	178,045
Everest Group Ltd.	418	150,764
First American Financial Corp.	1,868	115,218
Fiserv, Inc.(b)	4,073	494,421
FleetCor Technologies, Inc.(b)	468	127,170

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco RAFITM Strategic US ETF (IUS)–(continued)

August 31, 2023

	Shares	Value
Financials-(continued)
Franklin Resources, Inc.	4,108	$109,848
Hanover Insurance Group, Inc. (The)	504	53,787
Hartford Financial Services Group, Inc. (The)	5,210	374,182
Janus Henderson Group PLC	2,738	75,213
Lazard Ltd., Class A(c)	2,445	84,939
LPL Financial Holdings, Inc.	466	107,455
Markel Group, Inc.(b)	147	217,401
Marsh & McLennan Cos., Inc.	1,972	384,520
Mastercard, Inc., Class A	2,085	860,354
Moody’s Corp.	443	149,202
MSCI, Inc.	179	97,308
Nasdaq, Inc.	1,918	100,657
Old Republic International Corp.	5,425	148,374
OneMain Holdings, Inc.	3,725	154,625
PayPal Holdings, Inc.(b)	9,228	576,842
Progressive Corp. (The)	3,657	488,100
StoneX Group, Inc.(b)	2,516	236,202
T. Rowe Price Group, Inc.	2,317	260,037
Travelers Cos., Inc. (The)	3,192	514,646
Visa, Inc., Class A(c)	5,905	1,450,740
W.R. Berkley Corp.	2,194	135,721
Western Union Co. (The)	5,788	71,482
Willis Towers Watson PLC	1,272	262,999

		13,243,500

Health Care-14.79%
Abbott Laboratories	8,473	871,872
AbbVie, Inc.	9,477	1,392,740
Agilent Technologies, Inc.	1,108	134,146
Align Technology, Inc.(b)	250	92,535
Amgen, Inc.	3,608	924,875
AMN Healthcare Services, Inc.(b)	602	53,205
Avantor, Inc.(b)(c)	3,640	78,806
Baxter International, Inc.	4,006	162,644
Becton, Dickinson and Co.	1,478	413,027
Biogen, Inc.(b)	669	178,864
BioNTech SE, ADR (Germany)(b)	4,505	544,790
Boston Scientific Corp.(b)	3,658	197,312
Bristol-Myers Squibb Co.	18,932	1,167,158
Cardinal Health, Inc.	9,977	871,291
Cencora, Inc.	4,865	856,143
Centene Corp.(b)	14,608	900,583
Cigna Group (The)	6,106	1,686,844
Cooper Cos., Inc. (The)	195	72,148
CVS Health Corp.	34,161	2,226,272
Danaher Corp.	2,526	669,390
DaVita, Inc.(b)	1,414	144,822
DENTSPLY SIRONA, Inc.	1,766	65,501
DexCom, Inc.(b)	519	52,409
Edwards Lifesciences Corp.(b)	1,569	119,981
Elanco Animal Health, Inc.(b)	8,963	109,349
Elevance Health, Inc.	2,621	1,158,508
Eli Lilly and Co.	1,286	712,701
Fortrea Holdings, Inc.(b)(c)	1,024	28,211
Gilead Sciences, Inc.	8,492	649,468
HCA Healthcare, Inc.	1,987	550,995
Henry Schein, Inc.(b)	1,332	101,951
Hologic, Inc.(b)	1,436	107,327
Horizon Therapeutics PLC(b)(c)	854	96,280
Humana, Inc.	1,313	606,120

	Shares	Value
Health Care-(continued)
IDEXX Laboratories, Inc.(b)	135	$69,040
Illumina, Inc.(b)	463	76,497
Intuitive Surgical, Inc.(b)	669	209,183
IQVIA Holdings, Inc.(b)(c)	981	218,400
Jazz Pharmaceuticals PLC(b)	460	65,946
Johnson & Johnson	12,174	1,968,292
Laboratory Corp. of America Holdings	1,114	231,823
McKesson Corp.	3,288	1,355,708
Medtronic PLC	9,422	767,893
Merck & Co., Inc.	10,697	1,165,759
Mettler-Toledo International, Inc.(b)	57	69,168
Moderna, Inc.(b)(c)	3,136	354,587
Molina Healthcare, Inc.(b)	635	196,926
Perrigo Co. PLC	1,765	61,775
Pfizer, Inc.	56,338	1,993,238
Quest Diagnostics, Inc.	1,452	190,938
Regeneron Pharmaceuticals, Inc.(b)	591	488,456
ResMed, Inc.	254	40,536
STERIS PLC	437	100,331
Stryker Corp.	924	262,000
Syneos Health, Inc.(b)	1,416	60,506
Teladoc Health, Inc.(b)(c)	3,031	68,622
Tenet Healthcare Corp.(b)	1,504	116,650
Thermo Fisher Scientific, Inc.	1,461	813,923
UnitedHealth Group, Inc.	6,008	2,863,293
Universal Health Services, Inc., Class B	1,147	154,501
Vertex Pharmaceuticals, Inc.(b)	674	234,781
Viatris, Inc.	31,870	342,602
Zimmer Biomet Holdings, Inc.	1,119	133,295
Zoetis, Inc.(c)	1,054	200,798

		32,873,735

Industrials-10.33%
3M Co.	5,940	633,620
A.O. Smith Corp.	886	64,235
AECOM	1,302	114,251
AGCO Corp.	728	94,298
AMETEK, Inc.	797	127,129
Atkore, Inc.(b)	468	72,058
Automatic Data Processing, Inc.	1,452	369,694
Avis Budget Group, Inc.(b)	1,654	352,947
Boeing Co. (The)(b)	808	181,016
Boise Cascade Co.	938	102,589
Booz Allen Hamilton Holding Corp.	826	93,594
Broadridge Financial Solutions, Inc.	382	71,132
Builders FirstSource, Inc.(b)	2,526	366,371
C.H. Robinson Worldwide, Inc.	1,855	167,748
CACI International, Inc., Class A(b)	194	63,634
Carlisle Cos., Inc.	368	96,791
Carrier Global Corp.(c)	5,523	317,296
Caterpillar, Inc.	3,537	994,357
Cintas Corp.	288	145,201
Copart, Inc.(b)	1,476	66,169
CSX Corp.	14,928	450,826
Cummins, Inc.	1,212	278,808
Deere & Co.	1,798	738,870
Delta Air Lines, Inc.	2,351	100,811
Dover Corp.	782	115,971
Eaton Corp. PLC	1,738	400,383
EMCOR Group, Inc.	518	116,162

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco RAFITM Strategic US ETF (IUS)–(continued)

August 31, 2023

	Shares	Value
Industrials-(continued)
Emerson Electric Co.	3,521	$345,938
Equifax, Inc.	367	75,859
Expeditors International of Washington, Inc.	1,662	193,972
Fastenal Co.	1,842	106,062
FedEx Corp.	3,468	905,217
Fluor Corp.(b)	2,336	81,737
Fortive Corp.	1,936	152,654
Fortune Brands Innovations, Inc.	1,333	92,004
General Dynamics Corp.	2,360	534,870
General Electric Co.	6,732	770,545
GXO Logistics, Inc.(b)	1,010	64,610
Hertz Global Holdings, Inc.(b)(c)	4,160	70,512
Honeywell International, Inc.	3,252	611,181
Howmet Aerospace, Inc.	1,732	85,682
Hubbell, Inc.	224	73,035
Huntington Ingalls Industries, Inc.	419	92,314
Illinois Tool Works, Inc.	1,143	282,721
Ingersoll Rand, Inc.	2,012	140,055
J.B. Hunt Transport Services, Inc.	618	116,110
Jacobs Solutions, Inc.	1,054	142,100
Johnson Controls International PLC	5,283	312,014
Knight-Swift Transportation Holdings, Inc.	1,998	109,530
L3Harris Technologies, Inc.	1,951	347,454
Landstar System, Inc.	354	67,193
Leidos Holdings, Inc.	1,488	145,095
Lockheed Martin Corp.	1,994	894,010
ManpowerGroup, Inc.	1,643	129,583
Masco Corp.	1,953	115,247
Matson, Inc.	1,084	95,262
MDU Resources Group, Inc.	2,190	44,588
Norfolk Southern Corp.	1,909	391,364
Northrop Grumman Corp.	936	405,372
Old Dominion Freight Line, Inc.	385	164,537
Oshkosh Corp.	1,055	109,541
Otis Worldwide Corp.	1,275	109,076
Owens Corning	1,225	176,290
PACCAR, Inc.	4,033	331,876
Parker-Hannifin Corp.	657	273,903
Paychex, Inc.	811	99,129
Quanta Services, Inc.	717	150,477
Regal Rexnord Corp.	640	103,802
Republic Services, Inc.	987	142,256
Robert Half, Inc.	1,038	76,770
Rockwell Automation, Inc.	367	114,533
RTX Corp.	11,709	1,007,442
Ryder System, Inc.	1,652	166,356
Science Applications International Corp.	662	77,891
Snap-on, Inc.	337	90,518
Southwest Airlines Co.	1,969	62,220
SS&C Technologies Holdings, Inc.	1,778	102,093
Stanley Black & Decker, Inc.	2,575	243,028
Textron, Inc.	2,611	202,901
Trane Technologies PLC	1,209	248,159
TransDigm Group, Inc.(b)	99	89,481
Uber Technologies, Inc.(b)	4,550	214,897
UFP Industries, Inc.	868	90,576
Union Pacific Corp.	3,998	881,839
United Airlines Holdings, Inc.(b)	1,574	78,401
United Parcel Service, Inc., Class B	6,550	1,109,570
United Rentals, Inc.	624	297,361

	Shares	Value
Industrials-(continued)
Verisk Analytics, Inc.	590	$142,910
W.W. Grainger, Inc.	188	134,258
Wabtec Corp.	1,478	166,305
Waste Connections, Inc.	1,035	141,785
Waste Management, Inc.	1,926	301,958
Watsco, Inc.(c)	182	66,348
WESCO International, Inc.	653	105,688
WillScot Mobile Mini Holdings Corp.(b)	1,327	54,434
XPO, Inc.(b)	1,320	98,512
Xylem, Inc.	615	63,677
ZIM Integrated Shipping Services Ltd. (Israel)(c)	15,391	185,769

		22,966,418

Information Technology-18.49%
Accenture PLC, Class A	2,980	964,835
Adobe, Inc.(b)	1,624	908,368
Advanced Micro Devices, Inc.(b)	5,590	590,975
Akamai Technologies, Inc.(b)	1,194	125,477
Amdocs Ltd.	901	80,369
Amkor Technology, Inc.	3,003	83,964
Amphenol Corp., Class A	2,403	212,377
Analog Devices, Inc.	3,116	566,427
ANSYS, Inc.(b)	221	70,470
Apple, Inc.	52,440	9,851,903
Applied Materials, Inc	4,640	708,806
Arista Networks, Inc.(b)	501	97,810
Arrow Electronics, Inc.(b)	1,734	231,368
Autodesk, Inc.(b)	667	148,034
Avnet, Inc.	2,820	143,115
Broadcom, Inc.	1,848	1,705,501
Cadence Design Systems, Inc.(b)	473	113,728
CDW Corp.	892	188,346
Cisco Systems, Inc.	28,118	1,612,567
Cognizant Technology Solutions Corp., Class A	4,540	325,109
Corning, Inc.	7,927	260,164
Dell Technologies, Inc., Class C	13,479	758,059
Dropbox, Inc., Class A(b)	2,758	76,645
DXC Technology Co.(b)	6,181	128,194
Flex Ltd.(b)(c)	7,109	196,137
Fortinet, Inc.(b)	1,735	104,464
Gartner, Inc.(b)	279	97,561
Gen Digital, Inc.	3,831	77,578
GoDaddy, Inc., Class A(b)	1,120	81,211
Hewlett Packard Enterprise Co.	27,332	464,371
HP, Inc.	17,397	516,865
Intel Corp.	52,871	1,857,887
International Business Machines Corp.	6,867	1,008,282
Intuit, Inc.	849	459,997
Jabil, Inc.	2,424	277,354
Juniper Networks, Inc.	2,662	77,517
Keysight Technologies, Inc.(b)	704	93,843
KLA Corp.	723	362,852
Kyndryl Holdings, Inc.(b)	7,021	118,514
Lam Research Corp.	615	431,976
Marvell Technology, Inc.	3,824	222,748
Microchip Technology, Inc.	2,599	212,702
Micron Technology, Inc.	12,660	885,440
Microsoft Corp.	18,472	6,054,383

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco RAFITM Strategic US ETF (IUS)–(continued)

August 31, 2023

	Shares	Value
Information Technology-(continued)
Motorola Solutions, Inc.	422	$119,667
NetApp, Inc.	1,740	133,458
NVIDIA Corp.	2,489	1,228,446
ON Semiconductor Corp.(b)	1,535	151,136
Oracle Corp.	5,924	713,190
Palo Alto Networks, Inc.(b)	622	151,333
Qorvo, Inc.(b)	1,215	130,479
QUALCOMM, Inc.	7,364	843,399
Roper Technologies, Inc.	311	155,208
Salesforce, Inc.(b)	3,501	775,331
Sanmina Corp.(b)	1,151	64,111
Seagate Technology Holdings PLC(c)	2,593	183,558
ServiceNow, Inc.(b)	268	157,806
Silicon Laboratories, Inc.(b)	437	58,934
Skyworks Solutions, Inc.	1,373	149,300
Synopsys, Inc.(b)	361	165,659
TD SYNNEX Corp.	1,457	148,250
TE Connectivity Ltd.	2,200	291,258
Teledyne Technologies, Inc.(b)	198	82,823
Teradyne, Inc.	872	94,063
Texas Instruments, Inc.	3,849	646,863
Trimble, Inc.(b)	1,410	77,254
Twilio, Inc., Class A(b)(c)	1,522	96,967
VMware, Inc., Class A(b)	1,941	327,602
Western Digital Corp.(b)	4,523	203,535
Workday, Inc., Class A(b)	466	113,937
Xerox Holdings Corp.(c)	5,427	86,235
Zebra Technologies Corp., Class A(b)	272	74,803
Zoom Video Communications, Inc., Class A(b)	1,485	105,480

		41,084,378

Materials-4.67%
Air Products and Chemicals, Inc.	976	288,398
Albemarle Corp.(c)	477	94,785
Alcoa Corp.	3,485	104,829
Amcor PLC	16,925	164,850
Avery Dennison Corp.	525	98,900
Ball Corp.	2,664	145,055
Berry Global Group, Inc.	2,310	150,935
Celanese Corp.(c)	1,260	159,214
CF Industries Holdings, Inc.	3,402	262,192
Chemours Co. (The)	2,505	85,220
Cleveland-Cliffs, Inc.(b)	15,067	230,374
Commercial Metals Co.	1,704	95,918
Corteva, Inc.	5,548	280,229
Crown Holdings, Inc.	1,504	139,361
Dow, Inc.	13,507	736,942
DuPont de Nemours, Inc.	5,010	385,219
Eastman Chemical Co.	2,059	175,036
Ecolab, Inc.	919	168,921
FMC Corp.	657	56,653
Freeport-McMoRan, Inc.	11,759	469,302
Graphic Packaging Holding Co.	2,760	61,382
Huntsman Corp.	4,510	125,694
International Flavors & Fragrances, Inc.	2,671	188,172
International Paper Co.	8,206	286,554
Linde PLC	2,534	980,759
Louisiana-Pacific Corp.	1,632	101,967
LyondellBasell Industries N.V., Class A	5,158	509,456
Martin Marietta Materials, Inc.	245	109,370

	Shares	Value
Materials-(continued)
Mosaic Co. (The)	8,034	$312,121
Newmont Corp.	8,125	320,287
Nucor Corp.	4,660	801,986
Olin Corp.	2,728	158,279
Packaging Corp. of America	913	136,128
PPG Industries, Inc.	1,164	165,009
Reliance Steel & Aluminum Co.	734	209,161
Sherwin-Williams Co. (The)	985	267,644
Sonoco Products Co.	985	56,588
Steel Dynamics, Inc.	2,872	306,126
Ternium S.A., ADR (Mexico)	5,646	235,890
United States Steel Corp.	12,015	373,546
Vulcan Materials Co.	525	114,581
WestRock Co.	8,204	268,353

		10,381,386

Real Estate-0.68%
CBRE Group, Inc., Class A(b)	3,178	270,289
CoStar Group, Inc.(b)	778	63,788
Equinix, Inc.(c)	234	182,843
Host Hotels & Resorts, Inc.	3,876	61,202
Iron Mountain, Inc.(c)	1,489	94,611
Jones Lang LaSalle, Inc.(b)(c)	1,038	179,366
Public Storage	978	270,300
SBA Communications Corp., Class A	386	86,669
Weyerhaeuser Co.	7,254	237,569
Zillow Group, Inc., Class C(b)	1,314	68,538

		1,515,175

Utilities-2.17%
AES Corp. (The)(c)	6,511	116,742
Alliant Energy Corp.	1,509	75,707
Ameren Corp.	2,012	159,491
American Electric Power Co., Inc.	4,646	364,246
CenterPoint Energy, Inc.	5,777	161,121
CMS Energy Corp.	2,105	118,280
Consolidated Edison, Inc.	3,421	304,332
DTE Energy Co.	1,956	202,211
Edison International	3,428	236,018
Entergy Corp.	2,210	210,503
Eversource Energy	3,087	197,012
FirstEnergy Corp.	5,435	196,040
NiSource, Inc.	3,954	105,809
NRG Energy, Inc.	5,612	210,731
OGE Energy Corp.	1,954	66,534
PPL Corp.	8,294	206,687
Public Service Enterprise Group, Inc.	3,667	223,980
Sempra	5,048	354,471
Southern Co. (The)	7,934	537,370
UGI Corp.	3,930	98,957
Vistra Corp.	7,110	223,396
WEC Energy Group, Inc.	2,233	187,840
Xcel Energy, Inc.	4,442	253,771

		4,811,249

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.93% (Cost $218,742,249)		222,055,096

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco RAFITM Strategic US ETF (IUS)–(continued)

August 31, 2023

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-3.53%
Invesco Private Government Fund, 5.30%(d)(e)(f)	2,195,569	$2,195,569
Invesco Private Prime Fund, 5.51%(d)(e)(f)	5,653,488	5,653,488

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $7,849,162)		7,849,057

TOTAL INVESTMENTS IN SECURITIES-103.46% (Cost $226,591,411)		229,904,153
OTHER ASSETS LESS LIABILITIES-(3.46)%		(7,683,760)

NET ASSETS-100.00%		$222,220,393

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Invesco Ltd.	$103,448	$93,502	$(195,243)	$(819)	$(888)	$-	$4,658

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	56,869	4,862,288	(4,919,157)	-	-	-	2,722

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	1,578,393	32,247,892	(31,630,716)	-	-	2,195,569	90,747	*

Invesco Private Prime Fund	4,058,724	62,318,765	(60,723,463)	(134)	(404)	5,653,488	241,525	*

Total	$5,797,434	$99,522,447	$(97,468,579)	$(953)	$(1,292)	$7,849,057	$339,652

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Statements of Assets and Liabilities

August 31, 2023

	Invesco Bloomberg Pricing Power ETF (POWA)	Invesco RAFITM Strategic US ETF (IUS)
Assets:
Unaffiliated investments in securities, at value(a)	$217,337,214	$222,055,096
Affiliated investments in securities, at value	-	7,849,057
Receivable for:
Dividends	375,591	434,522
Securities lending	1	4,625
Foreign tax reclaims	165	-
Other assets	7,309	-

Total assets	217,720,280	230,343,300

Liabilities:
Due to custodian	248,532	239,381
Payable for:
Collateral upon return of securities loaned	-	7,849,162
Accrued unitary management fees	9,555	34,364
Accrued advisory fees	81,624	-
Accrued trustees’ and officer’s fees	8,891	-
Accrued expenses	54,337	-

Total liabilities	402,939	8,122,907

Net Assets	$217,317,341	$222,220,393

Net assets consist of:
Shares of beneficial interest	$293,452,772	$227,357,503
Distributable earnings (loss)	(76,135,431)	(5,137,110)

Net Assets	$217,317,341	$222,220,393

Shares outstanding (unlimited amount authorized, $0.01 par value)	3,160,000	5,375,001
Net asset value	$68.77	$41.34

Market price	$68.79	$41.34

Unaffiliated investments in securities, at cost	$211,130,328	$218,742,249

Affiliated investments in securities, at cost	$-	$ 7,849,162

(a) Includes securities on loan with an aggregate value of:	$-	$ 7,678,191

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Statements of Operations

For the year ended August 31, 2023

	Invesco Bloomberg Pricing Power ETF (POWA)	Invesco RAFITM Strategic US ETF (IUS)
Investment income:
Unaffiliated dividend income	$5,133,780	$3,904,289
Affiliated dividend income	7,096	7,380
Securities lending income, net	6,959	30,374
Foreign withholding tax	(576)	(163)

Total investment income	5,147,259	3,941,880

Expenses:
Unitary management fees	9,555	374,864
Advisory fees	1,230,190	-
Accounting & administration fees	14,813	-
Custodian & transfer agent fees	(2,072)	-
Trustees’ and officer’s fees	9,166	-
Other expenses	60,350	-

Total expenses	1,322,002	374,864

Less: Waivers	(171)	(75)

Net expenses	1,321,831	374,789

Net investment income	3,825,428	3,567,091

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(8,319,666)	(3,191,222)
Affiliated investment securities	(104)	(3,857)
Unaffiliated in-kind redemptions	16,838,108	17,471,144
Affiliated in-kind redemptions	-	2,565

Net realized gain	8,518,338	14,278,630

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	1,748,510	6,267,487
Affiliated investment securities	-	(953)

Change in net unrealized appreciation	1,748,510	6,266,534

Net realized and unrealized gain	10,266,848	20,545,164

Net increase in net assets resulting from operations	$14,092,276	$24,112,255

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Statements of Changes in Net Assets

For the years ended August 31, 2023 and 2022

	Invesco Bloomberg Pricing Power ETF (POWA)		Invesco RAFITM Strategic US ETF (IUS)
	2023	2022	2023	2022
Operations:
Net investment income	$3,825,428	$3,768,495	$3,567,091	$2,940,282
Net realized gain	8,518,338	8,398,181	14,278,630	33,719,057
Change in net unrealized appreciation (depreciation)	1,748,510	(30,530,441)	6,266,534	(42,182,610)

Net increase (decrease) in net assets resulting from operations	14,092,276	(18,363,765)	24,112,255	(5,523,271)

Distributions to Shareholders from:
Distributable earnings	(4,063,244)	(3,001,999)	(3,191,512)	(3,038,324)

Shareholder Transactions:
Proceeds from shares sold	138,251,132	298,090,596	172,451,669	107,737,113
Value of shares repurchased	(196,076,496)	(312,531,169)	(122,753,363)	(127,583,687)

Net increase (decrease) in net assets resulting from share transactions	(57,825,364)	(14,440,573)	49,698,306	(19,846,574)

Net increase (decrease) in net assets	(47,796,332)	(35,806,337)	70,619,049	(28,408,169)

Net assets:
Beginning of year	265,113,673	300,920,010	151,601,344	180,009,513

End of year	$217,317,341	$265,113,673	$222,220,393	$151,601,344

Changes in Shares Outstanding:
Shares sold	2,060,000	4,280,000	4,500,000	2,775,000
Shares repurchased	(2,940,000)	(4,570,000)	(3,250,000)	(3,325,000)
Shares outstanding, beginning of year	4,040,000	4,330,000	4,125,001	4,675,001

Shares outstanding, end of year	3,160,000	4,040,000	5,375,001	4,125,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Financial Highlights

Invesco Bloomberg Pricing Power ETF (POWA)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$65.62	$69.50	$56.99	$53.27	$49.47

Net investment income(a)	1.03	0.92	0.64	0.75	0.68
Net realized and unrealized gain (loss) on investments	3.10	(4.02)	12.66	3.62	3.73

Total from investment operations	4.13	(3.10)	13.30	4.37	4.41

Distributions to shareholders from:
Net investment income	(0.98)	(0.78)	(0.79)	(0.65)	(0.61)

Net asset value at end of year	$68.77	$65.62	$69.50	$56.99	$53.27

Market price at end of year(b)	$68.79	$65.68	$69.47	$57.08	$53.30

Net Asset Value Total Return(c)	6.36%	(4.54)%	23.61%	8.22%	9.27%
Market Price Total Return(c)	6.29%	(4.40)%	23.36%	8.34%	9.20%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$217,317	$265,114	$300,920	$307,735	$245,052
Ratio to average net assets of:
Expenses	0.53%	0.54%	0.55%	0.53%	0.55%
Net investment income	1.54%	1.35%	1.05%	1.42%	1.37%
Portfolio turnover rate(d)	195%	134%	121%	136%	145%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended August 31, 2023, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Financial Highlights–(continued)

Invesco RAFITM Strategic US ETF (IUS)

	Years Ended August 31,				For the Period September 10, 2018(a) Through August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$36.75	$38.50	$28.08	$24.93	$25.00

Net investment income(b)	0.69	0.64	0.56	0.54	0.58
Net realized and unrealized gain (loss) on investments	4.55	(1.72)	10.40	3.13	(0.26)

Total from investment operations	5.24	(1.08)	10.96	3.67	0.32

Distributions to shareholders from:
Net investment income	(0.65)	(0.67)	(0.54)	(0.52)	(0.39)

Net asset value at end of period	$41.34	$36.75	$38.50	$28.08	$24.93

Market price at end of period(c)	$41.34	$36.79	$38.52	$28.14	$24.94

Net Asset Value Total Return(d)	14.46%	(2.84)%	39.47%	15.17%	1.45	%(e)
Market Price Total Return(d)	14.34%	(2.78)%	39.25%	15.38%	1.50	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$222,220	$151,601	$180,010	$143,213	$117,188
Ratio to average net assets of:
Expenses	0.19%	0.19%	0.19%	0.19%	0.20	%(f)
Net investment income	1.81%	1.65%	1.69%	2.09%	2.41	%(f)
Portfolio turnover rate(g)	13%	10%	15%	15%	8%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 12, 2018, the first day of trading on the exchange) to August 31, 2019 was 0.92%. The market price total return from Fund Inception to August 31, 2019 was 0.97%.

(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.02%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Self-Indexed Fund Trust

August 31, 2023

NOTE 1–Organization

Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”) was organized as a Delaware statutory trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco Bloomberg Pricing Power ETF (POWA)*	“Bloomberg Pricing Power ETF”

Invesco RAFITM Strategic US ETF (IUS)	“RAFITM Strategic US ETF”

*	Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco Defensive Equity ETF to Invesco Bloomberg Pricing Power ETF.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Bloomberg Pricing Power ETF’s Shares are listed and traded on NYSE Arca, Inc. RAFITM Strategic US ETF’s Shares are listed and traded on The Nasdaq Stock Market LLC.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

Bloomberg Pricing Power ETF	Bloomberg Pricing Power Index

RAFITM Strategic US ETF	Invesco Strategic US Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly.

24

Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of

25

capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Bloomberg Pricing Power ETF declares and pays dividends from net investment income, if any, to its shareholders annually and records such dividends on the ex-dividend date. RAFITM Strategic US ETF declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year or period-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Prior to August 28, 2023, Bloomberg Pricing Power ETF was responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), expenses incurred in connection with the Board members’ services, including travel

26

expenses and legal fees of counsel for the Independent Trustees, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended August 31, 2023, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

Bloomberg Pricing Power ETF	$675

RAFITM Strategic US ETF	2,149

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J.	Other Risks

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Portfolio Turnover Risk. Bloomberg Pricing Power ETF may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate,

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including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

NOTE 3–Investment Advisory Agreements and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of each Fund’s investments, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

Bloomberg Pricing Power ETF*	0.40%

RAFITM Strategic US ETF	0.19%

*	Effective on August 28, 2023, the Fund’s annual advisory fee was reduced and changed to a unitary management fee.

Prior to August 28, 2023, pursuant to another Investment Advisory Agreement, Bloomberg Pricing Power ETF accrued daily and paid monthly to the Adviser an annual fee equal to 0.50% of its average daily net assets. Prior to August 28, 2023, the Adviser had agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of Bloomberg Pricing Power ETF (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”).

Through at least August 31, 2025, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended August 31, 2023, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Bloomberg Pricing Power ETF	$171

RAFITM Strategic US ETF	75

The fees waived and/or expenses borne by the Adviser for Bloomberg Pricing Power ETF pursuant to the Expense Cap were subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment would be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser. Claims for any unreimbursed fees were terminated in connection with the implementation of Bloomberg Pricing Power ETF’s unitary management fee effective on August 28, 2023.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

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The Adviser has entered into a licensing agreement on behalf of each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

Bloomberg Pricing Power ETF	Bloomberg Index Services Limited

RAFITM Strategic US ETF	Invesco Indexing LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended August 31, 2023, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Bloomberg Pricing Power ETF	$58,747

RAFITM Strategic US ETF	5,696

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023, for RAFITM Strategic US ETF. As of August 31, 2023, all of the securities in Bloomberg Pricing Power ETF were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

RAFITM Strategic US ETF
Investments in Securities
Common Stocks & Other Equity Interests	$222,055,096	$ -	$-	$222,055,096
Money Market Funds	-	7,849,057	-	7,849,057

Total Investments	$222,055,096	$7,849,057	$-	$229,904,153

30

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2023 and 2022:

	2023	2022
	Ordinary	Ordinary
	Income*	Income*
Bloomberg Pricing Power ETF	$4,063,244	$3,001,999

RAFITM Strategic US ETF	3,191,512	3,038,324

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Bloomberg Pricing Power ETF	$2,358,651	$(7,451)	$5,979,451	$(84,466,082)	$293,452,772	$217,317,341

RAFITM Strategic US ETF	843,068	-	3,103,215	(9,083,393)	227,357,503	222,220,393

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of August 31, 2023, as follows:

	No expiration
	Short-Term	Long-Term	Total*
Bloomberg Pricing Power ETF	$84,466,082	$-	$84,466,082

RAFITM Strategic US ETF	5,528,081	3,555,312	9,083,393

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended August 31, 2023, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Bloomberg Pricing Power ETF	$482,389,396	$480,624,189

RAFITM Strategic US ETF	26,950,209	25,920,894

For the fiscal year ended August 31, 2023, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales
Bloomberg Pricing Power ETF	$138,164,765	$197,371,837

RAFITM Strategic US ETF	170,461,294	121,161,925

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of August 31, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross	Gross	Net
	Unrealized	Unrealized	Unrealized
	Appreciation	(Depreciation)	Appreciation	Cost
Bloomberg Pricing Power ETF	$8,062,141	$(2,082,690)	$5,979,451	$211,357,763

RAFITM Strategic US ETF	16,156,844	(13,053,629)	3,103,215	226,800,938

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NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2023, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Bloomberg Pricing Power ETF	$60	$(15,330,627)	$15,330,567

RAFITM Strategic US ETF	(2,425)	(17,228,152)	17,230,577

NOTE 8–Trustees’ and Officer’s Fees

The Adviser, as a result of each Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Funds. Prior to August 28, 2023, Bloomberg Pricing Power ETF accrued amounts to pay for such remuneration. These fees accrued by Bloomberg Pricing Power ETF are included in Trustees’ and Officer’s Fees. The Interested Trustee does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Self-Indexed Fund Trust and Shareholders of Invesco Bloomberg Pricing Power ETF and Invesco RAFITM Strategic US ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Bloomberg Pricing Power ETF and Invesco RAFITM Strategic US ETF (two of the funds constituting Invesco Exchange-Traded Self-Indexed Fund Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 23, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

33

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Self-Indexed Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Bloomberg Pricing Power ETF (POWA)

Actual	$1,000.00	$1,036.00	0.52%	$2.67

Hypothetical (5% return before expenses)	1,000.00	1,022.58	0.52	2.65

Invesco RAFITM Strategic US ETF (IUS)

Actual	1,000.00	1,115.60	0.19	1.01

Hypothetical (5% return before expenses)	1,000.00	1,024.25	0.19	0.97

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2023. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

34

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*
Invesco Bloomberg Pricing Power ETF	0%	100%	100%	0%	0%

Invesco RAFITM Strategic US ETF	0%	100%	100%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

35

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of August 31, 2023

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2016	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	211	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007- 2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	211	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

36

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	211	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

37

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	211	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

38

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee and Trustee since 2016	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	211	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee and Trustee since 2016	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	211	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

39

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	211	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

40

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	211	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Since 2016	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	211	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

41

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Manager, Invesco Investment Advisers, LLC (2023-Present); formerly, Vice President, Invesco Indexing LLC (2020-2022); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	211	None.

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

42

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008- 2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

43

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007- 2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2016	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

44

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*  This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

45

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2023, the Board of Trustees of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco BulletShares 2023 Corporate Bond ETF	Invesco BulletShares 2023 Municipal Bond ETF

Invesco BulletShares 2024 Corporate Bond ETF	Invesco BulletShares 2024 Municipal Bond ETF

Invesco BulletShares 2025 Corporate Bond ETF	Invesco BulletShares 2025 Municipal Bond ETF

Invesco BulletShares 2026 Corporate Bond ETF	Invesco BulletShares 2026 Municipal Bond ETF

Invesco BulletShares 2027 Corporate Bond ETF	Invesco BulletShares 2027 Municipal Bond ETF

Invesco BulletShares 2028 Corporate Bond ETF	Invesco BulletShares 2028 Municipal Bond ETF

Invesco BulletShares 2029 Corporate Bond ETF	Invesco BulletShares 2029 Municipal Bond ETF

Invesco BulletShares 2030 Corporate Bond ETF	Invesco BulletShares 2030 Municipal Bond ETF

Invesco BulletShares 2031 Corporate Bond ETF	Invesco BulletShares 2031 Municipal Bond ETF

Invesco BulletShares 2023 High Yield Corporate Bond ETF	Invesco International Developed Dynamic Multifactor ETF

Invesco BulletShares 2024 High Yield Corporate Bond ETF	Invesco Investment Grade Defensive ETF

Invesco BulletShares 2025 High Yield Corporate Bond ETF	Invesco Racial and Gender Diversity ETF

Invesco BulletShares 2026 High Yield Corporate Bond ETF	Invesco RAFITM Strategic US ETF

Invesco BulletShares 2027 High Yield Corporate Bond ETF	Invesco Russell 1000® Dynamic Multifactor ETF

Invesco BulletShares 2028 High Yield Corporate Bond ETF	Invesco Russell 2000® Dynamic Multifactor ETF

Invesco BulletShares 2029 High Yield Corporate Bond ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided or to be provided, (ii) the investment performance of each Fund, as applicable, and the Adviser, (iii) the fees paid or to be paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided or to be provided and estimated profits realized by the Adviser, as applicable, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed or to be performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds (except Invesco Racial and Gender Diversity ETF which had not yet commenced operations as of December 31, 2022) and their underlying indexes for the one-year, three-year, five-year and since-inception periods ended December 31, 2022, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds (“ETFs”) businesses of Guggenheim Capital LLC (“Guggenheim”) on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement. The Board concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

46

Approval of Investment Advisory Contracts–(continued)

Based on its review, the Board concluded that the nature, extent and quality of services provided or to be provided by the Adviser to the Funds under the Investment Advisory Agreement were or were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged or to be charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

•

0.10% of the Fund’s average daily net assets for each of Invesco BulletShares 2023 Corporate Bond ETF, Invesco BulletShares 2024 Corporate Bond ETF, Invesco BulletShares 2025 Corporate Bond ETF, Invesco BulletShares 2026 Corporate Bond ETF, Invesco BulletShares 2027 Corporate Bond ETF, Invesco BulletShares 2028 Corporate Bond ETF, Invesco BulletShares 2029 Corporate Bond ETF, Invesco BulletShares 2030 Corporate Bond ETF and Invesco BulletShares 2031 Corporate Bond ETF;

•	0.13% of the Fund’s average daily net assets for Invesco Investment Grade Defensive ETF;

•

0.18% of the Fund’s average daily net assets for each of Invesco BulletShares 2023 Municipal Bond ETF, Invesco BulletShares 2024 Municipal Bond ETF, Invesco BulletShares 2025 Municipal Bond ETF, Invesco BulletShares 2026 Municipal Bond ETF, Invesco BulletShares 2027 Municipal Bond ETF, Invesco BulletShares 2028 Municipal Bond ETF, Invesco BulletShares 2029 Municipal Bond ETF, Invesco BulletShares 2030 Municipal Bond ETF and Invesco BulletShares 2031 Municipal Bond ETF;

•	0.19% of the Fund’s average daily net assets for Invesco RAFITM Strategic US ETF;

•	0.25% of the Fund’s average daily net assets for Invesco Racial and Gender Diversity ETF;

•	0.29% of the Fund’s average daily net assets for Invesco Russell 1000® Dynamic Multifactor ETF;

•	0.34% of the Fund’s average daily net assets for Invesco International Developed Dynamic Multifactor ETF;

•	0.39% of the Fund’s average daily net assets for Invesco Russell 2000® Dynamic Multifactor ETF; and

•

0.42% of the Fund’s average daily net assets for each of Invesco BulletShares 2023 High Yield Corporate Bond ETF, Invesco BulletShares 2024 High Yield Corporate Bond ETF, Invesco BulletShares 2025 High Yield Corporate Bond ETF, Invesco BulletShares 2026 High Yield Corporate Bond ETF, Invesco BulletShares 2027 High Yield Corporate Bond ETF, Invesco BulletShares 2028 High Yield Corporate Bond ETF and Invesco BulletShares 2029 High Yield Corporate Bond ETF.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco BulletShares 2023 Corporate Bond ETF	X		X

Invesco BulletShares 2024 Corporate Bond ETF	X		X
Invesco BulletShares 2025 Corporate Bond ETF	X		X

Invesco BulletShares 2026 Corporate Bond ETF	X		X
Invesco BulletShares 2027 Corporate Bond ETF	X		X

Invesco BulletShares 2028 Corporate Bond ETF	X		X
Invesco BulletShares 2029 Corporate Bond ETF	X		X

Invesco BulletShares 2030 Corporate Bond ETF	X		X
Invesco BulletShares 2031 Corporate Bond ETF	X		X

Invesco BulletShares 2023 High Yield Corporate Bond ETF		N/A	X

47

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco BulletShares 2024 High Yield Corporate Bond ETF		N/A	X

Invesco BulletShares 2025 High Yield Corporate Bond ETF		N/A	X
Invesco BulletShares 2026 High Yield Corporate Bond ETF		N/A	X

Invesco BulletShares 2027 High Yield Corporate Bond ETF		N/A	X
Invesco BulletShares 2028 High Yield Corporate Bond ETF		N/A	X

Invesco BulletShares 2029 High Yield Corporate Bond ETF		N/A	X
Invesco BulletShares 2023 Municipal Bond ETF		N/A	X

Invesco BulletShares 2024 Municipal Bond ETF		N/A	X
Invesco BulletShares 2025 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2026 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2027 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2028 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2029 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2030 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2031 Municipal Bond ETF	X	N/A	X

Invesco International Developed Dynamic Multifactor ETF			X
Invesco Investment Grade Defensive ETF	X	X	X

Invesco Racial and Gender Diversity ETF	X	X	X
Invesco RAFITM Strategic US ETF	X		X

Invesco Russell 1000® Dynamic Multifactor ETF	X		X
Invesco Russell 2000® Dynamic Multifactor ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco Russell 1000® Dynamic Multifactor ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided or to be provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that the unitary advisory fee charged or to be charged to each Fund was reasonable and appropriate in light of the services provided or to be provided, the nature of the index, the distinguishing factors of the Fund and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees did not consider the revenues received by the Adviser under the Investment Advisory Agreement or the estimated profitability of the Adviser in managing Invesco Racial and Gender Diversity ETF because the Fund had not yet commenced operations as of December 31, 2022. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the

48

Approval of Investment Advisory Contracts–(continued)

Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc. and Invesco Indexing LLC, affiliates of the Adviser, serve as each Fund’s distributor and index provider and are paid a distribution fee and licensing fee, respectively, by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

49

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2023, the Board of Trustees of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for Invesco Defensive Equity ETF (the “Fund”).

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Fund and the Adviser, (iii) the fees and expenses paid by the Fund and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Fund.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Fund, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Fund. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Fund.

The Trustees reviewed information on the performance of the Fund and its underlying index for the one-year, three-year, five-year, ten-year and since-inception (December 15, 2006) periods ended December 31, 2022, including reports for the one-year, three-year and since inception periods on the correlation and tracking error between the Fund’s performance and the performance of its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to the Fund’s general expected tracking error range. The Trustees also considered that the Fund was created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on April 6, 2018 is that of its predecessor Guggenheim ETF. The Trustees noted that, for each period, the correlation and tracking error for the Fund were within the targeted range set forth in the Trust’s registration statement. The Board concluded that the Fund was correlated to its underlying index and that the tracking error for the Fund was within an acceptable range given the Fund’s circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Fund’s administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Fund under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on the Fund’s contractual advisory fee, net advisory fee and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to the Fund is 0.50% of the Fund’s average daily net assets and that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (the “Expense Cap”) to the extent necessary to prevent the annual operating expenses of the Fund (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year through at least August 31, 2025.

The Trustees compared the Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the Fund’s contractual advisory fee was higher than the median net advisory fees of its ETF peer funds and open-end index peer funds, but was lower than the median net advisory fee of its open-end actively-managed peer funds. The Trustees also noted that the Fund’s net expense ratio was higher than the median net expense ratios of its ETF peer funds and open-end index peer funds, but was lower than the median net expense ratio of its open-end actively-managed peer funds.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, noting that the Adviser indicated that none of the other investment products have investment strategies comparable to that of the Fund. The Trustees considered the Adviser’s explanation of the differences

50

Approval of Investment Advisory Contracts–(continued)

between the services provided to the Fund and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Fund requires substantially more labor and expense.

Based on all of the information provided, the Board determined that the contractual advisory fee and net expense ratio of the Fund were reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Fund. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to the Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Advisers. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed the Fund’s asset size, advisory fee, expense ratio and the Expense Cap agreed to by the Adviser. The Trustees noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by the Fund for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in the Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the advisory fee rate for the Fund was reasonable in relation to the asset size of the Fund and concluded that the flat advisory fee rate was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Fund, and noted that the Adviser is not a party to any soft-dollar, commission recapture, or directed brokerage arrangements with respect to the Fund. The Trustees considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Fund, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Fund’s securities lending agent. The Trustees also considered that Invesco Distributors, Inc. and Invesco Indexing LLC, affiliates of the Adviser, serve as the Fund’s distributor and index provider and are paid a distribution fee and licensing fee, respectively, by the Adviser. The Board concluded that the Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for the Fund. No single factor was determinative in the Board’s analysis.

51

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2023 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-SIFT-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders August 31, 2023 IIGD Invesco Investment Grade Defensive ETF

2

The Market Environment

Fixed Income

The beginning of the fiscal year was headlined by the US Federal Reserve (the Fed) continuing its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing to not push the economy into a recession. The Fed aggressively raised its federal funds rate at the beginning of the fiscal year: a 0.75% hike in November, its largest hike since 1994, a 0.50% hike in December and a 0.25% hike in January, to a target federal funds rate of 4.50% to 4.75%.1

A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, significant volatility plagued fixed income markets as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread pushed overall corporate spread premiums wider over the fiscal year. However, issues did not seem to be systemic as policymakers responded swiftly which calmed markets. The Fed, aiming to further stabilize markets, continued course with their hawkish policy with two 0.25% hikes in March and May to a target federal funds rate of 5.00% to 5.25%. Markets stabilized due to milder inflation data and better-than-expected corporate earnings.

Through the second quarter of 2023, global economic growth remained resilient but bifurcated as emerging markets and Asian economies showed robust growth while developed western economies had sluggish yet positive growth. US labor markets maintained momentum with unemployment still at historic lows despite a slight uptick at the end of May. Inflation generally eased in developed economies, largely driven by moderation in the goods component of inflation. However, core inflation remained more stubborn and led to developed central banks to continue tightening, showcased by another 0.25% hike by the Fed in July, bringing the target rate from 5.25% to 5.50%, its highest level since June 2006.1 While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 3.45% to 4.85% during the fiscal year, while 10-year Treasury rates increased from 3.53% to 4.48%.2 At the end of the fiscal year, the yield curve remained inverted. Additionally, in August, US debt was downgraded by the Fitch credit rating agency from AAA to AA† on the premise of expected fiscal deterioration over the next three years.3

We believe markets have priced in that the Fed is near the end or has finished its interest rate hiking cycle, with the expectations that the US is likely to avoid a substantial broad-based recession. We expect some weakness in the second half of the calendar year as policymakers accomplish a bumpy landing. We anticipate economic activity will remain relatively resilient. In the US, we believe rate hikes are ending and inflation will continue to fall significantly, albeit imperfectly. As we enter 2024, we expect a more positive growth outlook to unfold as the US economy recovers.

[1]	Source: Federal Reserve of Economic Data
[2]	Source: US Department of the Treasury
[3]	Source: Fitch Ratings
†

A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

3

IIGD	Management’s Discussion of Fund Performance
Invesco Investment Grade Defensive ETF (IIGD)

As an index fund, the Invesco Investment Grade Defensive ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Investment Grade Defensive Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index, which is designed to provide exposure to U.S. investment grade bonds having the highest “quality scores” (within the eligible universe of U.S. investment grade bonds) as determined by the Index Provider using its methodology described below. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser and Invesco Distributors, Inc. the Fund’s distributor.

In selecting components for inclusion in the Index, the Index Provider begins with an investment universe of all U.S. dollar- denominated bonds issued by U.S. companies. To be eligible for inclusion in the Index, bonds must (i) have an average credit rating that is higher than BBB- (or equivalent), as derived from ratings by S&P Global Ratings, a division of S&P Global Inc., Fitch Ratings Inc. and Moody’s Investors Service, Inc. credit rating agencies; (ii) have at least $600 million in face value outstanding, with only the largest bond from each issuer eligible; (iii) have at least two years, and no more than ten years, until final maturity; and (iv) make coupon payments. Qualifying securities include: fixed rate, bullet bonds, sinking funds, amortizing, puttable, extendable, callable, and step-up bonds with schedules known at issuance. Securities issued in accordance with Rule 144A under the Securities Act of 1933, as amended, bonds registered with the Securities and Exchange Commission, publicly underwritten medium-term notes and Eurodollar bonds are all eligible for inclusion in the Index.

The Index Provider assigns a quality score (“Quality Score”) to each eligible bond, which is calculated based on such bond’s maturity and credit rating. With respect to the maturity factor, each bond is scored based on the number of years remaining to maturity, with bonds having fewer years to maturity receiving higher scores. With respect to the credit rating factor, each rating agency’s rating is converted into a numerical value and a bond’s credit score is calculated as an equally-weighted average of the numerical scores of each agency that has rated the bond. The maturity and credit scores for each bond are standardized across the universe of eligible bonds, and the Quality Score for each bond is computed as an equally-weighted combination of these two factors.

All eligible securities are ranked by Quality Score. Initially, bonds with Quality Scores in the top 40% of eligible securities are selected for inclusion in the Index. At each monthly rebalance, any new eligible security with a Quality Score in the top 30% of eligible securities is added to the Index, and current Index constituents with a Quality Score in the top 50% of eligible securities remain in the Index, provided that they satisfy all other eligibility criteria. Index constituents are equally-weighted. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 1.24%. On a net asset value (“NAV”) basis, the Fund returned 0.99%. During the same time period, the Index returned 1.18%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the iBoxx USD Liquid Investment Grade Index (the “Benchmark Index”) returned 0.78%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad-based U.S. corporate bond market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the insurance industry and most underweight in the banking industry during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation in the insurance industry, followed by its overweight allocation to the capital markets industry.

For the fiscal year ended August 31, 2023, the insurance industry contributed the most to the Fund’s performance followed by the capital markets industry. The life sciences tools & services industry detracted most significantly from the Fund’s return, followed by the machinery and the energy equipment & services industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Adobe, Inc., 2.30% coupon, due 02/01/2030, a software company (portfolio average weight of 0.70%), and DTE Electric Co., 2.25% coupon, due 03/01/2030, a multi-utilities company (positions average weight of 0.70%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2023, included Cummins, Inc., 1.50% coupon, due 09/01/2030, a machinery company (portfolio average weight of 0.70%), and Medtronic Global Holdings SCA, 4.25% coupon, due 11/15/2027, a health care equipment & supplies company (portfolio average weight of 0.70%).

4

Invesco Investment Grade Defensive ETF (IIGD) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Financials	33.52
Utilities	11.11
Industrials	9.84
Energy	9.74
Health Care	8.33
Information Technology	7.62
Consumer Staples	6.28
Consumer Discretionary	5.56
Sector Types Each Less Than 3%	7.01
Money Market Funds Plus Other Assets Less Liabilities	0.99

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Metropolitan Life Global Funding I, 4.05%, 08/25/2025	0.79
National Securities Clearing Corp., 0.75%, 12/07/2025	0.77
Truist Bank, 3.63%, 09/16/2025	0.76
Manufacturers & Traders Trust Co., 4.65%, 01/27/2026	0.76
Cummins, Inc., 1.50%, 09/01/2030	0.75
Truist Bank, 3.30%, 05/15/2026	0.73
Discover Bank, 3.45%, 07/27/2026	0.73
Athene Global Funding, 2.55%, 11/19/2030	0.71
Metropolitan Life Global Funding I, 3.45%, 12/18/2026	0.71
Norfolk Southern Corp., 2.90%, 06/15/2026	0.71
Total	7.42

*	Excluding money market fund holdings.

5

Invesco Investment Grade Defensive ETF (IIGD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Invesco Investment Grade Defensive Index	1.18%	(1.97)%	(5.79)%	1.64%	8.47%	1.75%	9.23%
iBoxx USD Liquid Investment Grade Index	0.78	(4.92)	(14.03)	1.52	7.84	1.60	8.45
Fund
NAV Return	0.99	(2.18)	(6.41)	1.44	7.43	1.55	8.18
Market Price Return	1.24	(2.17)	(6.38)	1.43	7.38	1.57	8.26

Fund Inception: July 25, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.13% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

6

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Fund’s portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of the Fund’s portfolio. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 24, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;

●	The Fund’s investment strategy remained appropriate for an open-end fund;

●	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Fund did not breach the 15% limit on Illiquid Investments; and

●	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

7

Invesco Investment Grade Defensive ETF (IIGD)

August 31, 2023

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-99.01%
Aerospace & Defense-0.71%
Lockheed Martin Corp., 3.55%, 01/15/2026	$539,000	$521,918

Air Freight & Logistics-0.69%
United Parcel Service, Inc., 3.05%, 11/15/2027(b)	545,000	510,777

Automobile Components-0.70%
ERAC USA Finance LLC, 4.60%, 05/01/2028(c)	530,000	516,216

Automobiles-0.67%
General Motors Co., 6.13%, 10/01/2025	490,000	492,241

Banks-9.12%
Bank of America Corp., 3.50%, 04/19/2026	535,000	508,925
Fifth Third Bank N.A., 3.85%, 03/15/2026	530,000	494,765
JPMorgan Chase & Co., 2.95%, 10/01/2026	555,000	518,757
KeyBank N.A., 5.85%, 11/15/2027	520,000	501,906
Manufacturers & Traders Trust Co., 4.65%, 01/27/2026(b)	580,000	555,383
National Securities Clearing Corp., 0.75%, 12/07/2025(c)	625,000	566,635
Truist Bank
3.63%, 09/16/2025(b)	590,000	559,532
3.30%, 05/15/2026	580,000	539,386
3.80%, 10/30/2026	550,000	508,486
Truist Financial Corp., 1.13%, 08/03/2027	610,000	516,157
U.S. Bancorp, Series V, 2.38%, 07/22/2026(b)	510,000	470,353
Wells Fargo & Co., 3.00%, 04/22/2026	485,000	454,771
Wells Fargo Bank N.A., 5.45%, 08/07/2026	510,000	511,719

		6,706,775

Beverages-0.70%
PepsiCo, Inc., 3.00%, 10/15/2027(b)	545,000	512,960

Biotechnology-1.40%
Biogen, Inc., 4.05%, 09/15/2025	530,000	514,189
Gilead Sciences, Inc., 3.65%, 03/01/2026	532,000	511,974

		1,026,163

Broadline Retail-0.69%
Amazon.com, Inc., 3.15%, 08/22/2027	542,000	510,018

Capital Markets-7.65%
Apollo Management Holdings L.P., 4.87%, 02/15/2029(c)	530,000	510,565
Bank of New York Mellon Corp. (The), 3.85%, 04/28/2028	540,000	514,033
BlackRock, Inc., 1.90%, 01/28/2031(b)	635,000	515,700
Cboe Global Markets, Inc., 3.65%, 01/12/2027	535,000	512,264
Charles Schwab Corp. (The), 2.45%, 03/03/2027(b)	570,000	513,287
FMR LLC, 7.57%, 06/15/2029(c)	470,000	510,954
Goldman Sachs Group, Inc. (The), 3.85%, 01/26/2027	550,000	522,217
KKR Group Finance Co. VI LLC, 3.75%, 07/01/2029(c)	570,000	516,514
Morgan Stanley, 3.88%, 01/27/2026	505,000	486,284

	Principal Amount	Value
Capital Markets-(continued)
Northern Trust Corp., 4.00%, 05/10/2027	$535,000	$514,101
State Street Corp., 5.27%, 08/03/2026	515,000	515,262

		5,631,181

Chemicals-2.10%
Ecolab, Inc., 2.70%, 11/01/2026	545,000	510,609
EIDP, Inc., 4.50%, 05/15/2026	530,000	519,924
Linde, Inc., 3.20%, 01/30/2026	534,000	514,285

		1,544,818

Commercial Services & Supplies-0.70%
Cintas Corp. No. 2, 3.70%, 04/01/2027	535,000	513,906

Communications Equipment-0.70%
Cisco Systems, Inc., 2.50%, 09/20/2026(b)	550,000	515,274

Consumer Finance-1.41%
American Express Co., 2.55%, 03/04/2027	550,000	500,310
Discover Bank, 3.45%, 07/27/2026	585,000	535,960

		1,036,270

Consumer Staples Distribution & Retail-2.80%
Costco Wholesale Corp., 1.60%, 04/20/2030	625,000	516,066
Kroger Co. (The), 2.65%, 10/15/2026(b)	560,000	518,229
Target Corp., 2.50%, 04/15/2026(b)	545,000	516,405
Walmart, Inc., 1.80%, 09/22/2031	620,000	507,920

		2,058,620

Electric Utilities-7.62%
Duke Energy Florida LLC, 2.50%, 12/01/2029	600,000	518,077
Entergy Arkansas LLC, 3.50%, 04/01/2026	537,000	515,281
Entergy Corp., 0.90%, 09/15/2025	575,000	522,785
Florida Power & Light Co., 2.45%, 02/03/2032	610,000	506,199
Jersey Central Power & Light Co., 4.30%, 01/15/2026(c)	535,000	519,071
MidAmerican Energy Co., 3.65%, 04/15/2029	547,000	510,206
National Rural Utilities Cooperative Finance Corp., 3.40%, 02/07/2028	544,000	507,348
NextEra Energy Capital Holdings, Inc., 5.75%, 09/01/2025	460,000	461,316
PPL Capital Funding, Inc., 3.10%, 05/15/2026	545,000	514,615
Southern California Edison Co., 5.85%, 11/01/2027	500,000	512,134
Virginia Electric & Power Co., Series A, 3.15%, 01/15/2026	549,000	522,609

		5,609,641

Electrical Equipment-0.70%
Emerson Electric Co., 2.00%, 12/21/2028(b)	595,000	517,366

Energy Equipment & Services-0.70%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/2027	555,000	515,036

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8

Invesco Investment Grade Defensive ETF (IIGD)–(continued)

August 31, 2023

	Principal Amount	Value
Entertainment-1.41%
Activision Blizzard, Inc., 3.40%, 09/15/2026	$540,000	$516,204
TWDC Enterprises 18 Corp., 1.85%, 07/30/2026	570,000	522,278

		1,038,482

Financial Services-2.79%
Berkshire Hathaway, Inc., 3.13%, 03/15/2026	533,000	511,283
Mastercard, Inc., 3.35%, 03/26/2030(b)	550,000	505,867
Nuveen LLC, 4.00%, 11/01/2028(c)	544,000	512,193
Visa, Inc., 3.15%, 12/14/2025	544,000	522,029

		2,051,372

Food Products-1.40%
Archer-Daniels-Midland Co., 2.50%, 08/11/2026(b)	549,000	515,565
Mars, Inc., 4.55%, 04/20/2028(c)	525,000	516,552

		1,032,117

Gas Utilities-1.39%
CenterPoint Energy Resources Corp., 5.25%, 03/01/2028	510,000	509,124
Southern California Gas Co., 2.95%, 04/15/2027	550,000	511,300

		1,020,424

Ground Transportation-1.40%
J.B. Hunt Transport Services, Inc., 3.88%, 03/01/2026	520,000	504,078
Norfolk Southern Corp., 2.90%, 06/15/2026	555,000	523,290

		1,027,368

Health Care Equipment & Supplies-2.08%
Abbott Laboratories, 3.75%, 11/30/2026	529,000	512,857
Medtronic Global Holdings S.C.A., 4.25%, 11/15/2027	520,000	506,064
Stryker Corp., 3.50%, 03/15/2026	535,000	513,967

		1,532,888

Health Care Providers & Services-2.10%
Ascension Health, Series B, 2.53%, 11/15/2029	599,000	518,354
Providence St. Joseph Health Obligated Group, Series 19-A, 2.53%, 10/01/2029	611,000	519,019
Sutter Health, Series 20-A, 2.29%, 08/15/2030	615,000	509,039

		1,546,412

Hotels, Restaurants & Leisure-0.71%
McDonald’s Corp., 3.70%, 01/30/2026	540,000	522,526

Household Durables-0.71%
DR Horton, Inc., 1.30%, 10/15/2026	590,000	520,535

Household Products-0.69%
Procter & Gamble Co. (The), 3.00%, 03/25/2030	555,000	507,558

Independent Power and Renewable Electricity Producers-0.70%
NSTAR Electric Co., 3.20%, 05/15/2027	552,000	517,408

	Principal Amount	Value
Industrial Conglomerates-1.40%
3M Co., 2.38%, 08/26/2029(b)	$595,000	$513,385
Honeywell International, Inc., 2.50%, 11/01/2026	556,000	519,184

		1,032,569

Insurance-12.55%
American International Group, Inc., 3.90%, 04/01/2026	495,000	478,061
Aon Global Ltd., 3.88%, 12/15/2025	490,000	474,104
Athene Global Funding, 2.55%, 11/19/2030(c)	670,000	525,158
Chubb INA Holdings, Inc., 3.35%, 05/03/2026	538,000	515,964
Equitable Financial Life Global Funding, 1.80%, 03/08/2028(c)	611,000	519,296
F&G Global Funding, 1.75%, 06/30/2026(b)(c)	585,000	520,746
GA Global Funding Trust, 1.63%, 01/15/2026(c)	540,000	483,275
Jackson National Life Global Funding, 3.05%, 04/29/2026(c)	565,000	521,076
MassMutual Global Funding II, 4.50%, 04/10/2026(b)(c)	530,000	520,655
Metropolitan Life Global Funding I 4.05%, 08/25/2025(b)(c)	600,000	581,867
3.45%, 12/18/2026(b)(c)	555,000	523,633
New York Life Global Funding, 4.85%, 01/09/2028(b)(c)	525,000	519,792
New York Life Insurance Co., 5.88%, 05/15/2033(c)	500,000	511,661
Northwestern Mutual Global Funding 0.80%, 01/14/2026(c)	581,000	522,717
4.90%, 06/12/2028(c)	520,000	514,640
Pacific Life Global Funding II, 1.38%, 04/14/2026(c)	580,000	522,587
Pricoa Global Funding I, 1.20%, 09/01/2026(b)(c)	520,000	461,006
Principal Life Global Funding II, 3.00%, 04/18/2026(c)	552,000	515,288

		9,231,526

Interactive Media & Services-0.70%
Alphabet, Inc., 1.10%, 08/15/2030	639,000	512,401

Machinery-3.54%
Caterpillar Financial Services Corp., 4.35%, 05/15/2026	520,000	512,028
Cummins, Inc., 1.50%, 09/01/2030(b)	685,000	550,530
Fortive Corp., 3.15%, 06/15/2026	545,000	512,381
Illinois Tool Works, Inc., 2.65%, 11/15/2026(b)	550,000	515,328
John Deere Capital Corp., 4.95%, 07/14/2028	515,000	517,065

		2,607,332

Media-0.70%
Omnicom Group, Inc./Omnicom Capital, Inc., 3.60%, 04/15/2026	535,000	512,138

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9

Invesco Investment Grade Defensive ETF (IIGD)–(continued)

August 31, 2023

	Principal Amount	Value
Multi-Utilities-1.40%
DTE Electric Co., 2.25%, 03/01/2030	$605,000	$514,191
WEC Energy Group, Inc., 4.75%, 01/09/2026	525,000	518,095

		1,032,286

Oil, Gas & Consumable Fuels-9.04%
Chevron Corp., 2.95%, 05/16/2026	540,000	514,809
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. L.P., 3.40%, 12/01/2026(c)	540,000	510,824
Chevron USA, Inc., 1.02%, 08/12/2027	600,000	521,206
ConocoPhillips Co., 6.95%, 04/15/2029	465,000	511,900
EOG Resources, Inc., 4.15%, 01/15/2026(b)	528,000	517,203
Exxon Mobil Corp., 3.04%, 03/01/2026	540,000	516,082
Gray Oak Pipeline LLC, 2.60%, 10/15/2025(c)	530,000	490,477
Magellan Midstream Partners L.P., 5.00%, 03/01/2026	515,000	509,071
PDC Energy, Inc., 5.75%, 05/15/2026	500,000	499,063
Phillips 66 Co., 4.95%, 12/01/2027	515,000	510,073
Pioneer Natural Resources Co., 5.10%, 03/29/2026	515,000	511,158
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/2026	500,000	522,847
Williams Cos., Inc. (The), 4.00%, 09/15/2025	535,000	518,358

		6,653,071

Paper & Forest Products-0.71%
Georgia-Pacific LLC, 0.95%, 05/15/2026(c)	585,000	519,779

Personal Care Products-0.69%
Estee Lauder Cos., Inc. (The), 4.38%, 05/15/2028	520,000	507,921

Pharmaceuticals-2.75%
Bristol-Myers Squibb Co., 3.40%, 07/26/2029	555,000	514,366
Johnson & Johnson, 2.45%, 03/01/2026	543,000	512,490
Pfizer, Inc., 3.00%, 12/15/2026	550,000	520,634
Zoetis, Inc., 4.50%, 11/13/2025	480,000	473,100

		2,020,590

Professional Services-0.70%
Automatic Data Processing, Inc., 3.38%, 09/15/2025	533,000	515,941

Real Estate Management & Development-0.69%
CBRE Services, Inc., 4.88%, 03/01/2026(b)	520,000	508,891

Residential REITs-0.70%
Mid-America Apartments L.P., 3.60%, 06/01/2027	545,000	516,214

Semiconductors & Semiconductor Equipment-3.50%
Applied Materials, Inc., 3.30%, 04/01/2027	540,000	512,858
Lam Research Corp., 4.00%, 03/15/2029	535,000	513,345
Microchip Technology, Inc., 4.25%, 09/01/2025	530,000	515,990

Investment Abbreviations:
REIT -Real Estate Investment Trust

	Principal Amount	Value
Semiconductors & Semiconductor Equipment-(continued)
NVIDIA Corp., 2.85%, 04/01/2030(b)	$570,000	$512,023
QUALCOMM, Inc., 3.25%, 05/20/2027(b)	550,000	519,659

		2,573,875

Software-2.09%
Adobe, Inc., 2.30%, 02/01/2030	595,000	516,932
Microsoft Corp., 2.40%, 08/08/2026	545,000	511,320
Salesforce, Inc., 3.70%, 04/11/2028	530,000	508,082

		1,536,334

Specialty Retail-1.38%
Home Depot, Inc. (The), 2.95%, 06/15/2029	565,000	513,542
TJX Cos., Inc. (The), 2.25%, 09/15/2026	545,000	502,705

		1,016,247

Technology Hardware, Storage & Peripherals-1.33%
Apple, Inc., 3.25%, 02/23/2026	535,000	514,632
Hewlett Packard Enterprise Co., 4.90%, 10/15/2025	470,000	463,995

		978,627

Textiles, Apparel & Luxury Goods-0.70%
NIKE, Inc., 2.85%, 03/27/2030	575,000	513,770

Total U.S. Dollar Denominated Bonds & Notes (Cost $75,680,841)		72,845,782

	Shares
Money Market Funds-0.20%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(d)(e) (Cost $150,154)	150,154	150,154

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.21% (Cost $75,830,995)		72,995,936

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-16.09%
Invesco Private Government Fund, 5.30%(d)(e)(f)	3,313,996	3,313,996
Invesco Private Prime Fund, 5.51%(d)(e)(f)	8,521,578	8,521,578

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $11,835,310)		11,835,574

TOTAL INVESTMENTS IN SECURITIES-115.30% (Cost $87,666,305)		84,831,510
OTHER ASSETS LESS LIABILITIES-(15.30)%		(11,257,469)

NET ASSETS-100.00%		$73,574,041

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10

Invesco Investment Grade Defensive ETF (IIGD)–(continued)

August 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $13,453,177, which represented 18.29% of the Fund’s Net Assets.

(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$15,399	$4,438,032	$(4,303,277)	$-	$-	$150,154	$5,513

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	1,808,355	28,095,911	(26,590,270)	-	-	3,313,996	140,287	*

Invesco Private Prime Fund	4,650,056	62,331,787	(58,458,817)	(43)	(1,405)	8,521,578	380,616	*

Total	$6,473,810	$94,865,730	$(89,352,364)	$(43)	$(1,405)	$11,985,728	$526,416

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Statement of Assets and Liabilities

August 31, 2023

Invesco Investment Grade Defensive ETF (IIGD)
Assets:
Unaffiliated investments in securities, at value(a)	$72,845,782
Affiliated investments in securities, at value	11,985,728
Cash	5,325
Receivable for:
Dividends and interest	747,538
Securities lending	2,155
Investments sold	7,482,164

Total assets	93,068,692

Liabilities:
Payable for:
Investments purchased	7,651,130
Collateral upon return of securities loaned	11,835,310
Accrued unitary management fees	8,211

Total liabilities	19,494,651

Net Assets	$73,574,041

Net assets consist of:
Shares of beneficial interest	$79,827,034
Distributable earnings (loss)	(6,252,993)

Net Assets	$73,574,041

Shares outstanding (unlimited amount authorized, $0.01 par value)	3,100,001
Net asset value	$23.73

Market price	$23.73

Unaffiliated investments in securities, at cost	$75,680,841

Affiliated investments in securities, at cost	$11,985,464

(a) Includes securities on loan with an aggregate value of:	$10,052,859

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Statement of Operations

For the year ended August 31, 2023

Invesco Investment Grade Defensive ETF (IIGD)
Investment income:
Unaffiliated interest income	$2,653,348
Affiliated dividend income	5,513
Securities lending income, net	24,299

Total investment income	2,683,160

Expenses:
Unitary management fees	101,032

Less: Waivers	(130)

Net expenses	100,902

Net investment income	2,582,258

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(2,437,341)
Affiliated investment securities	(1,405)
In-kind redemptions	(1,319,970)

Net realized gain (loss)	(3,758,716)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	1,226,192
Affiliated investment securities	(43)

Change in net unrealized appreciation	1,226,149

Net realized and unrealized gain (loss)	(2,532,567)

Net increase in net assets resulting from operations	$49,691

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Statement of Changes in Net Assets

For the years ended August 31, 2023 and 2022

	Invesco Investment Grade Defensive ETF (IIGD)
	2023	2022
Operations:
Net investment income	$2,582,258	$1,086,424
Net realized gain (loss)	(3,758,716)	(4,015,993)
Change in net unrealized appreciation (depreciation)	1,226,149	(4,735,024)

Net increase (decrease) in net assets resulting from operations	49,691	(7,664,593)

Distributions to Shareholders from:
Distributable earnings	(2,622,032)	(1,784,051)

Shareholder Transactions:
Proceeds from shares sold	127,540,684	22,100,889
Value of shares repurchased	(108,435,431)	(53,265,895)

Net increase (decrease) in net assets resulting from share transactions	19,105,253	(31,165,006)

Net increase (decrease) in net assets	16,532,912	(40,613,650)

Net assets:
Beginning of year	57,041,129	97,654,779

End of year	$73,574,041	$57,041,129

Changes in Shares Outstanding:
Shares sold	5,300,000	850,000
Shares repurchased	(4,550,000)	(2,150,000)
Shares outstanding, beginning of year	2,350,001	3,650,001

Shares outstanding, end of year	3,100,001	2,350,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Financial Highlights

Invesco Investment Grade Defensive ETF (IIGD)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$24.27	$26.75	$27.43	$26.30	$25.16

Net investment income(a)	0.80	0.31	0.33	0.53	0.66
Net realized and unrealized gain (loss) on investments	(0.58)	(2.30)	(0.27)	1.14	1.03

Total from investment operations	0.22	(1.99)	0.06	1.67	1.69

Distributions to shareholders from:
Net investment income	(0.76)	(0.32)	(0.33)	(0.53)	(0.78)
Net realized gains	-	(0.17)	(0.41)	(0.02)	(0.01)

Total distributions	(0.76)	(0.49)	(0.74)	(0.55)	(0.79)

Transaction fees(a)	-	-	-	0.01	0.24

Net asset value at end of year	$23.73	$24.27	$26.75	$27.43	$26.30

Market price at end of year(b)	$23.73	$24.20	$26.76	$27.41	$26.37

Net Asset Value Total Return(c)	0.95%	(7.55)%	0.21%	6.50%	7.81%
Market Price Total Return(c)	1.24%	(7.82)%	0.32%	6.13%	8.05%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$73,574	$57,041	$97,655	$83,647	$65,744
Ratio to average net assets of:
Expenses	0.13%	0.13%	0.13%	0.13%	0.15	%(d)
Net investment income	3.32%	1.21%	1.21%	1.98%	2.57	%(d)
Portfolio turnover rate(e)	84%	51%	53%	74%	71%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Notes to Financial Statements

Invesco Exchange-Traded Self-Indexed Fund Trust

August 31, 2023

NOTE 1–Organization

Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”) was organized as a Delaware statutory trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolio:

Full Name	Short Name
Invesco Investment Grade Defensive ETF (IIGD)	“Investment Grade Defensive ETF”

The portfolio (the “Fund”) represents a separate series of the Trust. The shares of the Fund are referred to herein as “Shares” or “Fund’s Shares.” The Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of a Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Fund.

The investment objective of the Fund is to seek to track the investment results (before fees and expenses) of the Invesco Investment Grade Defensive Index (the “Underlying Index”).

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in preparation of its financial statements.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value. Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the

16

closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the

17

Financial Highlights. Transaction costs are included in the calculation of the Fund’s NAV and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether the Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - The Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, the Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Fund files U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - The Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from the Fund’s unitary management fee and are directly identifiable to the Fund are applied to the Fund. Expenses of the Trust that are excluded from the Fund’s unitary management fee and are not readily identifiable to the Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Fund.

To the extent the Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust or the Adviser (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers

18

that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the policy of the Fund to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown on the Statement of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent the Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended August 31, 2023, there were no affiliated securities lending transactions with Invesco.

J.	Other Risks

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to the Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Changing Fixed-Income Market Conditions Risk. Increases in the federal funds and equivalent foreign interest rates or other changes to monetary policy or regulatory actions may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by APs which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk

19

refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, the Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, the Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Sampling Risk. The Fund’s use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of the Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, the Fund accrues daily and pays monthly to the Adviser an annual unitary management fee of 0.13% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser).

Through at least August 31, 2025, the Adviser has contractually agreed to waive the management fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to the Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2023, the Adviser waived fees of $130.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for the Fund. The Distributor does not maintain a secondary market in the Shares. The Fund is not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement on behalf of the Fund with Invesco Indexing LLC (the “Licensor”).

The Underlying Index name trademark is owned by the Licensor. This trademark has been licensed to the Adviser for use by the Fund. The Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Fund

20

is not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in the Fund.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for the Fund.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$72,845,782	$-	$72,845,782

Money Market Funds	150,154	11,835,574	-	11,985,728

Total Investments	$150,154	$84,681,356	$-	$84,831,510

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2023 and 2022:

	2023	2022

Ordinary income	$2,622,032	$1,244,059

Long-term capital gain	-	539,992

Tax Components of Net Assets at Fiscal Year-End:

Net unrealized appreciation (depreciation) — investments	$(3,003,738)

Capital loss carryforward	(3,249,255)

Shares of beneficial interest	79,827,034

Total net assets	$73,574,041

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2023, as follows:

No expiration
Short-Term	Long-Term	Total*

$1,318,011	$1,931,244	$3,249,255

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

21

NOTE 6–Investment Transactions

For the fiscal year ended August 31, 2023, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were $63,785,711 and $63,646,589, respectively.

For the fiscal year ended August 31, 2023, in-kind transactions associated with creations and redemptions were $125,936,918 and $107,403,174, respectively.

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of August 31, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

Aggregate unrealized appreciation of investments	$17,011

Aggregate unrealized (depreciation) of investments	(3,020,749)

Net unrealized appreciation of investments	$(3,003,738)

Cost of investments for tax purposes is $87,835,248.

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, undistributed net investment income (loss) was increased by $39,774, undistributed net realized gain (loss) was increased by $1,565,051 and Shares of beneficial interest were decreased by $1,604,825. These reclassifications had no effect on the net assets of the Fund.

NOTE 8–Trustees’ and Officer’s Fees

The Adviser, as a result of the Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Fund. The Interested Trustee does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Fund.

NOTE 9—Capital

Shares are issued and redeemed by the Fund only in Creation Units consisting of a specified number of Shares as set forth in the Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Fund. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of the Fund on the transaction date. However, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Fund permits transactions in exchange for Deposit Securities, the Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Fund for creations and redemptions, which are treated as increases in capital.

Transactions in the Fund’s Shares are disclosed in detail in the Statement of Changes in Net Assets.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Self-Indexed Fund Trust and Shareholders of Invesco Investment Grade Defensive ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Investment Grade Defensive ETF (one of the funds constituting Invesco Exchange-Traded Self-Indexed Fund Trust, hereafter referred to as the “Fund”) as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Chicago, Illinois
October 23, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

23

Calculating your ongoing Fund expenses

Example

As a shareholder of the Invesco Investment Grade Defensive ETF (the “Fund”), you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Investment Grade Defensive ETF (IIGD)

Actual	$1,000.00	$1,019.70	0.13%	$0.66

Hypothetical (5% return before expenses)	1,000.00	1,024.55	0.13	0.66

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2023. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

24

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

Qualified Business Income*	0%

Qualified Dividend Income*	0%

Corporate Dividends Received Deduction*	0%

U.S. Treasury Obligations*	0%

Business Interest Income*	98%

Qualified Interest Income*	97%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of August 31, 2023

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2016	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	211	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007- 2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	211	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

26

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	211	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

27

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	211	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

28

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee and Trustee since 2016	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	211	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee and Trustee since 2016	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	211	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

29

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	211	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

30

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	211	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Since 2016	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	211	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

31

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Manager, Invesco Investment Advisers, LLC (2023-Present); formerly, Vice President, Invesco Indexing LLC (2020-2022); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	211	None.

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

32

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008- 2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

33

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007- 2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2016	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

34

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

35

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2023, the Board of Trustees of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco BulletShares 2023 Corporate Bond ETF	Invesco BulletShares 2023 Municipal Bond ETF
Invesco BulletShares 2024 Corporate Bond ETF	Invesco BulletShares 2024 Municipal Bond ETF
Invesco BulletShares 2025 Corporate Bond ETF	Invesco BulletShares 2025 Municipal Bond ETF
Invesco BulletShares 2026 Corporate Bond ETF	Invesco BulletShares 2026 Municipal Bond ETF
Invesco BulletShares 2027 Corporate Bond ETF	Invesco BulletShares 2027 Municipal Bond ETF
Invesco BulletShares 2028 Corporate Bond ETF	Invesco BulletShares 2028 Municipal Bond ETF
Invesco BulletShares 2029 Corporate Bond ETF	Invesco BulletShares 2029 Municipal Bond ETF
Invesco BulletShares 2030 Corporate Bond ETF	Invesco BulletShares 2030 Municipal Bond ETF
Invesco BulletShares 2031 Corporate Bond ETF	Invesco BulletShares 2031 Municipal Bond ETF
Invesco BulletShares 2023 High Yield Corporate Bond ETF	Invesco International Developed Dynamic Multifactor ETF
Invesco BulletShares 2024 High Yield Corporate Bond ETF	Invesco Investment Grade Defensive ETF
Invesco BulletShares 2025 High Yield Corporate Bond ETF	Invesco Racial and Gender Diversity ETF
Invesco BulletShares 2026 High Yield Corporate Bond ETF	Invesco RAFITM Strategic US ETF
Invesco BulletShares 2027 High Yield Corporate Bond ETF	Invesco Russell 1000® Dynamic Multifactor ETF
Invesco BulletShares 2028 High Yield Corporate Bond ETF	Invesco Russell 2000® Dynamic Multifactor ETF
Invesco BulletShares 2029 High Yield Corporate Bond ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided or to be provided, (ii) the investment performance of each Fund, as applicable, and the Adviser, (iii) the fees paid or to be paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided or to be provided and estimated profits realized by the Adviser, as applicable, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed or to be performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds (except Invesco Racial and Gender Diversity ETF which had not yet commenced operations as of December 31, 2022) and their underlying indexes for the one-year, three-year, five-year and since-inception periods ended December 31, 2022, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds (“ETFs”) businesses of Guggenheim Capital LLC (“Guggenheim”) on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement. The Board concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

36

Approval of Investment Advisory Contracts–(continued)

Based on its review, the Board concluded that the nature, extent and quality of services provided or to be provided by the Adviser to the Funds under the Investment Advisory Agreement were or were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged or to be charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

●

0.10% of the Fund’s average daily net assets for each of Invesco BulletShares 2023 Corporate Bond ETF, Invesco BulletShares 2024 Corporate Bond ETF, Invesco BulletShares 2025 Corporate Bond ETF, Invesco BulletShares 2026 Corporate Bond ETF, Invesco BulletShares 2027 Corporate Bond ETF, Invesco BulletShares 2028 Corporate Bond ETF, Invesco BulletShares 2029 Corporate Bond ETF, Invesco BulletShares 2030 Corporate Bond ETF and Invesco BulletShares 2031 Corporate Bond ETF;

●	0.13% of the Fund’s average daily net assets for Invesco Investment Grade Defensive ETF;

●

0.18% of the Fund’s average daily net assets for each of Invesco BulletShares 2023 Municipal Bond ETF, Invesco BulletShares 2024 Municipal Bond ETF, Invesco BulletShares 2025 Municipal Bond ETF, Invesco BulletShares 2026 Municipal Bond ETF, Invesco BulletShares 2027 Municipal Bond ETF, Invesco BulletShares 2028 Municipal Bond ETF, Invesco BulletShares 2029 Municipal Bond ETF, Invesco BulletShares 2030 Municipal Bond ETF and Invesco BulletShares 2031 Municipal Bond ETF;

●	0.19% of the Fund’s average daily net assets for Invesco RAFITM Strategic US ETF;

●	0.25% of the Fund’s average daily net assets for Invesco Racial and Gender Diversity ETF;

●	0.29% of the Fund’s average daily net assets for Invesco Russell 1000® Dynamic Multifactor ETF;

●	0.34% of the Fund’s average daily net assets for Invesco International Developed Dynamic Multifactor ETF;

●	0.39% of the Fund’s average daily net assets for Invesco Russell 2000® Dynamic Multifactor ETF; and

●

0.42% of the Fund’s average daily net assets for each of Invesco BulletShares 2023 High Yield Corporate Bond ETF, Invesco BulletShares 2024 High Yield Corporate Bond ETF, Invesco BulletShares 2025 High Yield Corporate Bond ETF, Invesco BulletShares 2026 High Yield Corporate Bond ETF, Invesco BulletShares 2027 High Yield Corporate Bond ETF, Invesco BulletShares 2028 High Yield Corporate Bond ETF and Invesco BulletShares 2029 High Yield Corporate Bond ETF.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco BulletShares 2023 Corporate Bond ETF	X		X

Invesco BulletShares 2024 Corporate Bond ETF	X		X

Invesco BulletShares 2025 Corporate Bond ETF	X		X

Invesco BulletShares 2026 Corporate Bond ETF	X		X

Invesco BulletShares 2027 Corporate Bond ETF	X		X

Invesco BulletShares 2028 Corporate Bond ETF	X		X

Invesco BulletShares 2029 Corporate Bond ETF	X		X

Invesco BulletShares 2030 Corporate Bond ETF	X		X

Invesco BulletShares 2031 Corporate Bond ETF	X		X

Invesco BulletShares 2023 High Yield Corporate Bond ETF		N/A	X

37

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco BulletShares 2024 High Yield Corporate Bond ETF		N/A	X

Invesco BulletShares 2025 High Yield Corporate Bond ETF		N/A	X

Invesco BulletShares 2026 High Yield Corporate Bond ETF		N/A	X

Invesco BulletShares 2027 High Yield Corporate Bond ETF		N/A	X

Invesco BulletShares 2028 High Yield Corporate Bond ETF		N/A	X

Invesco BulletShares 2029 High Yield Corporate Bond ETF		N/A	X

Invesco BulletShares 2023 Municipal Bond ETF		N/A	X

Invesco BulletShares 2024 Municipal Bond ETF		N/A	X

Invesco BulletShares 2025 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2026 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2027 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2028 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2029 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2030 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2031 Municipal Bond ETF	X	N/A	X

Invesco International Developed Dynamic Multifactor ETF			X

Invesco Investment Grade Defensive ETF	X	X	X

Invesco Racial and Gender Diversity ETF	X	X	X

Invesco RAFITM Strategic US ETF	X		X

Invesco Russell 1000® Dynamic Multifactor ETF	X		X

Invesco Russell 2000® Dynamic Multifactor ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco Russell 1000® Dynamic Multifactor ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided or to be provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that the unitary advisory fee charged or to be charged to each Fund was reasonable and appropriate in light of the services provided or to be provided, the nature of the index, the distinguishing factors of the Fund and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees did not consider the revenues received by the Adviser under the Investment Advisory Agreement or the estimated profitability of the Adviser in managing Invesco Racial and Gender Diversity ETF because the Fund had not yet commenced operations as of December 31, 2022. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the

38

Approval of Investment Advisory Contracts–(continued)

Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc. and Invesco Indexing LLC, affiliates of the Adviser, serve as each Fund’s distributor and index provider and are paid a distribution fee and licensing fee, respectively, by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

39

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Fund with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of the Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2023 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-SIFT-AR-3	invesco.com/ETFs

Invesco Annual Report to Shareholders

August 31, 2023
IMFL	Invesco International Developed Dynamic Multifactor ETF

OMFL	Invesco Russell 1000® Dynamic Multifactor ETF

OMFS	Invesco Russell 2000® Dynamic Multifactor ETF

2

The Market Environment

Domestic Equity

At the start of the fiscal year, volatility in the equity markets increased. US equity markets rose in August 2022 until the US Federal Reserve (the Fed) chairman Jerome Powell gave hawkish comments at an economic policy symposium held in Jackson Hole, sparking a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.1 After a continued decline in September 2022, US equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued rate hikes until data shows inflation meaningfully declining sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter of 2022. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December.1

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February of 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. The Consumer Price Index (CPI) rose 4% as of May 31, 2023, the smallest 12-month increase in nearly two years.2 The labor market maintained momentum in the second quarter with unemployment still at historic lows despite a slight uptick at the end of May. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting, but investors got a long-awaited “pause” in rate hikes as the Fed left rates unchanged at its June meeting, sending equity markets higher. However, the Fed raised rates another 0.25% in July, bringing the rate to its highest level since June 2006.1 After two months of gains, equity markets declined in August as a resilient economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in June 2022, the highest level since 1981, the CPI rose by 0.2% in July and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 At its annual Jackson Hole symposium in August 2023, Fed chair Jerome Powell remarked that while progress has been made, inflation is still too high, and the Fed intends “to hold policy at a restrictive level until we are confident that inflation is moving sustainably down toward our objective.”

Despite higher rates and increased market volatility, US stocks for the fiscal year had strong returns of 15.94%, as measured by the S&P 500 Index.3

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Labor Statistics
[3]	Source: Lipper Inc.

Global Equity

Global equity markets declined at the beginning of the fiscal year weighed down by rising inflation, central bank tightening and a slowing global economy. To tame inflation, several central banks, including the US Federal Reserve, the European Central Bank and the Bank of England, continued to raise interest rates. Emerging market equities, hampered by the strong US dollar, underperformed developed market equities. China faced headwinds, which included the country’s zero-COVID-19 policy and a growing property market crisis.

Global equity markets posted gains for the fourth quarter of 2022, after better inflation data sparked a rally in October and November. However, investor sentiment worsened in December after central banks signaled continued interest rate hikes into 2023 as inflation remained above target levels. International stocks outperformed US stocks, led by results in the UK and the rest of Europe. Emerging market equities also posted gains for the fourth quarter, driven by China, which eased its zero-COVID-19 policy and started to reopen.

For the first half of 2023, global equity markets continued to deliver gains amid continued interest rate increases, volatility and a banking crisis. The largest shock came in March 2023 as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, along with the subsequent UBS takeover of Credit Suisse, led to a selloff in US and European financial stocks. Optimism about AI (Artificial Intelligence) boosted technology stocks during the second quarter of 2023. Emerging market equities also posted gains for the first half of 2023 but within the region, China’s equities declined due to weaker-than-expected economic data, real estate developer debt issues and geopolitical concerns.

3

The Market Environment–(continued)

Market volatility increased in August 2023, with both developed market equities and emerging market equities declining. For the overall fiscal year ended August 31, 2023, developed market equities posted a positive return, outperforming emerging market equities, which ended the period slightly positive.

4

IMFL	Management’s Discussion of Fund Performance
Invesco International Developed Dynamic Multifactor ETF (IMFL)

As an index fund, the Invesco International Developed Dynamic Multifactor ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE Developed ex US Invesco Dynamic Multifactor Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (“FTSE” or the “Index Provider”) compiles and maintains the Index, which is an index of foreign equity securities designed to reflect a dynamic combination of “factor investing” strategies that, in the view of the Index Provider, have historically outperformed other factors during various parts of the economic cycle. The Index’s universe of investable stocks is taken from the FTSE Developed ex US Index (the “Benchmark Index”), which comprises large-capitalization (85%) and mid-capitalization (15%) stocks of companies located in 24 developed market countries around the world, excluding the United States.

The Index emphasizes investments that exhibit the following factors: low volatility, momentum, quality, size and value. At any given time, depending on the current stage of the economic cycle of the overall market, the Index will target different subsets (that is, two or three) of those five factors (referred to as “factor configurations”). The Index is designed to utilize factor configurations that, in the view of the Index Provider, have historically outperformed other factors in certain stages of the economic cycle. The specific factor configurations used by the Index will change depending on which of the following four stages of the economic cycle currently is prevalent: recovery, expansion, slowdown and contraction. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 25.74%. On a net asset value (“NAV”) basis, the Fund returned 24.43%. During the same time period, the Index returned 25.64%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period and an increase in transaction costs.

During this same time period, the Benchmark Index returned 15.87%. The Benchmark Index is an unmanaged index weighted by market capitalization. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of equities markets in developed countries around the world, excluding the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the materials and consumer staples sectors and most underweight in the financials and information technology sectors during the fiscal year ended August 31, 2023. The Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection within the industrials, materials, consumer discretionary and consumer staples sectors, as well as to the Fund’s underweight allocation to the financials sector.

For the fiscal year ended August 31, 2023, Japan was the country that contributed most significantly to the Fund’s return, followed by France and the United Kingdom, respectively. Israel was the country that detracted most significantly from the Fund’s return, followed by New Zealand and Hong Kong, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Novo Nordisk A/S, Class B, a Danish company (no longer held at fiscal year-end) and Novartis AG, a Swiss company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during the period included Goodman Group, an Australian company (no longer held at fiscal year-end) and Whitehaven Coal Ltd., an Australian company (portfolio average weight of 0.19%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Industrials	22.38
Materials	17.11
Financials	17.10
Consumer Discretionary	13.51
Consumer Staples	5.65
Utilities	5.48
Real Estate	4.19
Health Care	3.94
Communication Services	3.63
Information Technology	3.52
Energy	3.18
Money Market Funds Plus Other Assets Less Liabilities	0.31

5

Invesco International Developed Dynamic Multifactor ETF (IMFL) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Centrica PLC	1.20
Fairfax Financial Holdings Ltd.	1.03
Covestro AG	1.00
ACS Actividades de Construccion y Servicios S.A.	0.84
Adecco Group AG	0.73
Heidelberg Materials AG	0.71
Bank of Ireland Group PLC	0.69
Canadian Tire Corp. Ltd., Class A	0.69
BlueScope Steel Ltd.	0.68
ORLEN S.A.	0.64
Total	8.21

*	Excluding money market fund holdings.

6

Invesco International Developed Dynamic Multifactor ETF (IMFL) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
FTSE Developed ex US Invesco Dynamic Multifactor Index (Net)	25.64%	2.86%	7.34%
FTSE Developed ex US Index (Net)	15.87	0.26	0.64
Fund
NAV Return	24.43	2.14	5.45
Market Price Return	25.74	1.43	3.62

Fund Inception: February 24, 2021

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.34% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

7

OMFL	Management’s Discussion of Fund Performance
Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)

As an index fund, the Invesco Russell 1000® Dynamic Multifactor ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Russell 1000® Invesco Dynamic Multifactor Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE Russell (“FTSE Russell” or the “Index Provider”) compiles and maintains the Index. The Index is designed to reflect a dynamic combination of factor exposures drawn from constituent stocks of the Russell 1000® Index (the “Benchmark Index”), which measures the performance of the 1,000 largest capitalization companies in the United States. The Index consists of one of four pre-determined factor configurations that emphasize a subset of the following five investment style factors: value, momentum, quality, low volatility, and size. The factor configuration that comprises the Index will vary with different economic cycles and overall market conditions, as reflected in one of the following four categories: expansion, slowdown, contraction and recovery. The current economic cycle/market condition category, which determines which factor configuration is applied, is derived from a rules-based methodology that relies on certain leading economic and market sentiment indicators. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 17.91%. On a net asset value (“NAV”) basis, the Fund returned 18.05%. During the same time period, the Index returned 18.46%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 15.40%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the overall U.S. large-cap stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples and energy sectors and most underweight in the information technology and communication services sectors during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to and security selection in the health care sector.

For the fiscal year ended August 31, 2023, the health care sector contributed most significantly to the Fund’s return, followed by the information technology sector. The utilities sector detracted most significantly from the Fund’s return, followed by the communication services and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Eli Lilly and Co., a health care company (no longer held at fiscal year-end) and Microsoft Corp., an information technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during the period included Alphabet Inc., Class A, a communication services company (no longer held at fiscal year-end) and Alphabet Inc., Class C, a communication services company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Financials	20.56
Industrials	18.71
Consumer Discretionary	15.19
Materials	10.95
Energy	7.77
Information Technology	7.02
Health Care	6.14
Consumer Staples	5.05
Real Estate	3.53
Sector Types Each Less Than 3%	4.96
Money Market Funds Plus Other Assets Less Liabilities	0.12

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Hewlett Packard Enterprise Co.	1.07
Builders FirstSource, Inc.	0.90
Coterra Energy, Inc.	0.81
Marathon Oil Corp.	0.80
United Airlines Holdings, Inc.	0.79
HP, Inc.	0.77
EQT Corp.	0.76
CF Industries Holdings, Inc.	0.73
Jabil, Inc.	0.72
Tyson Foods, Inc., Class A	0.72
Total	8.07

*	Excluding money market fund holdings.

8

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Russell 1000® Invesco Dynamic Multifactor Index	18.46%	17.06%	60.41%	13.48%	88.18%	14.27%	117.05%
Russell 1000® Index	15.40	9.93	32.84	10.77	66.78	11.67	89.93
Fund
NAV Return	18.05	16.71	58.96	13.17	85.65	13.94	113.45
Market Price Return	17.91	16.66	58.76	13.17	85.65	13.94	113.45

Oppenheimer Russell 1000® Dynamic Multifactor ETF (the “Predecessor Fund”) Inception: November 8, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

9

OMFS	Management’s Discussion of Fund Performance
Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)

As an index fund, the Invesco Russell 2000® Dynamic Multifactor ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Russell 2000® Invesco Dynamic Multifactor Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE Russell (“FTSE Russell” or the “Index Provider”) compiles and maintains the Index. The Index is designed to reflect a dynamic combination of factor exposures drawn from constituent stocks of the Russell 2000 Index (the “Benchmark Index”), which measures the performance of 2,000 small-capitalization companies in the United States. The Index consists of one of four pre-determined factor configurations that emphasize a subset of the following five investment style factors: value, momentum, quality, low volatility, and size. The factor configuration that comprises the Index will vary with different economic cycles and overall market conditions, as reflected in one of the following four categories: expansion, slowdown, contraction and recovery. The current economic cycle/market condition category, which determines which factor configuration is applied, is derived from a rules-based methodology that relies on certain leading economic and market sentiment indicators. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 6.51%. On a net asset value (“NAV”) basis, the Fund returned 6.34%. During the same time period, the Index returned 6.96%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period and an increase in transaction costs.

During this same time period, the Benchmark Index returned 4.65%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials and industrials sectors and most underweight in the health care and information technology sectors during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to and security selection in the industrials sector and the Fund’s underweight allocation to and security selection in the health care sector.

For the fiscal year ended August 31, 2023, the industrials sector contributed most significantly to the Fund’s return, followed by the energy and information technology sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the utilities and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Telephone & Data Systems, Inc., a communication services company (portfolio average weight of 0.10%) and Rambus Inc., an information technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during the period included Rogers Corp., an information technology company (no longer held at fiscal year-end) and Qualys, Inc., an information technology company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Financials	23.90
Industrials	17.98
Consumer Discretionary	15.63
Energy	9.20
Health Care	7.40
Communication Services	6.13
Real Estate	5.45
Information Technology	5.45
Materials	5.11
Consumer Staples	3.15
Utilities	0.50
Money Market Funds Plus Other Assets Less Liabilities	0.10

10

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Telephone & Data Systems, Inc.	1.02
Caleres, Inc.	0.52
SilverBow Resources, Inc.	0.50
Berry Corp.	0.49
Vital Energy, Inc.	0.48
SunCoke Energy, Inc.	0.47
Diversified Healthcare Trust	0.45
Hovnanian Enterprises, Inc., Class A	0.44
Designer Brands, Inc., Class A	0.43
Beazer Homes USA, Inc.	0.43
Total	5.23

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Russell 2000® Invesco Dynamic Multifactor Index	6.96%	15.24%	53.02%	6.72%	38.43%	8.53%	60.93%
Russell 2000® Index	4.65	8.12	26.40	3.14	16.73	5.77	38.57
Fund
NAV Return	6.34	14.73	51.00	6.22	35.24	8.03	56.62
Market Price Return	6.51	14.78	51.22	6.27	35.55	8.07	56.98

11

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS) (continued)

Oppenheimer Russell 2000® Dynamic Multifactor ETF (the “Predecessor Fund”) Inception: November 8, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

12

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 24, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on Illiquid Investments; and

•	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

13

Invesco International Developed Dynamic Multifactor ETF (IMFL)

August 31, 2023

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.69%
Australia-6.85%
Adbri Ltd.(a)	116,361	$166,548
AGL Energy Ltd.	170,526	1,224,793
AMP Ltd.	673,139	551,488
Ampol Ltd.	36,017	823,422
Ansell Ltd.	28,807	439,742
Aurizon Holdings Ltd.	197,014	465,726
Beach Energy Ltd.	449,244	452,432
Bendigo & Adelaide Bank Ltd.(a)	66,710	410,877
BlueScope Steel Ltd.	118,055	1,606,390
Boral Ltd.(b)	85,263	260,641
Challenger Ltd.	167,847	740,289
Charter Hall Group	47,901	336,290
CSR Ltd.	123,562	472,147
Deterra Royalties Ltd.	40,667	117,204
Downer EDI Ltd.	171,984	476,730
EBOS Group Ltd.	16,739	378,257
Evolution Mining Ltd.(a)	283,859	682,051
GPT Group (The)	166,295	452,344
Harvey Norman Holdings Ltd.(a)	131,443	343,922
Iluka Resources Ltd.	41,131	227,226
JB Hi-Fi Ltd.(a)	27,289	807,159
Magellan Financial Group Ltd.	35,486	205,694
Metcash Ltd.	241,094	582,419
Mirvac Group	257,537	403,641
Nufarm Ltd.	96,625	324,786
Orora Ltd.	207,860	473,864
Perpetual Ltd.	7,608	103,819
Platinum Asset Management Ltd.	96,709	89,566
Region RE Ltd.	180,657	252,725
Seven Group Holdings Ltd.	17,014	308,095
Stockland	223,159	612,803
Tabcorp Holdings Ltd.	562,565	398,958
Vicinity Ltd.	217,067	262,891
Whitehaven Coal Ltd.	200,272	789,911

		16,244,850

Austria-0.96%
ANDRITZ AG	5,493	292,607
OMV AG	9,943	461,558
Raiffeisen Bank International AG(b)	32,151	462,360
Telekom Austria AG(b)	30,645	230,163
voestalpine AG	28,675	839,683

		2,286,371

Belgium-1.17%
Ackermans & van Haaren N.V	2,352	370,658
Proximus SADP(a)	35,622	269,786
Sofina S.A.	1,631	367,495
Solvay S.A., Class A	5,949	690,227
Umicore S.A.(a)	31,967	848,996
Warehouses De Pauw C.V.A	8,264	236,790

		2,783,952

Burkina Faso-0.16%
Endeavour Mining PLC	18,231	372,626

Cambodia-0.04%
NagaCorp Ltd.(b)	178,000	90,796

	Shares	Value
Canada-1.82%
Canadian Tire Corp. Ltd., Class A(a)	13,755	$1,629,718
Fairfax Financial Holdings Ltd.	2,965	2,441,931
IGM Financial, Inc.	8,882	252,880

		4,324,529

China-1.22%
AAC Technologies Holdings, Inc.	169,000	327,580
BOC Aviation Ltd.(c)	25,600	192,120
Huabao International Holdings Ltd.	129,000	46,555
Kerry Logistics Network Ltd.	67,000	62,969
Lenovo Group Ltd.	1,124,000	1,271,385
MMG Ltd.(a)(b)	608,000	202,363
Nexteer Automotive Group Ltd.(a)	201,000	129,442
SITC International Holdings Co. Ltd.	138,000	257,284
Xinyi Glass Holdings Ltd.	275,000	406,096

		2,895,794

Denmark-1.00%
Danske Bank A/S	52,032	1,171,808
H Lundbeck A/S	28,656	145,889
H Lundbeck A/S, Class A	15,149	67,771
Pandora A/S	7,509	780,539
Rockwool A/S, Class B	770	197,183

		2,363,190

Finland-1.17%
Fortum OYJ	65,563	882,369
Huhtamaki OYJ(a)	6,912	237,887
Kesko OYJ, Class B	26,510	518,483
Kojamo OYJ(a)	29,675	296,311
Valmet OYJ(a)	12,718	324,382
Wartsila OYJ Abp	40,198	511,549

		2,770,981

France-5.69%
ALD S.A.(c)	22,215	215,432
Arkema S.A.	13,574	1,423,753
Bouygues S.A.(a)	22,199	768,589
Carrefour S.A.	52,495	1,006,756
Cie de L’Odet SE	97	151,602
Covivio S.A.	4,977	243,404
Eiffage S.A.	11,200	1,110,079
Eurazeo SE	12,190	720,396
ICADE	5,059	191,299
JCDecaux SE(b)	14,103	262,357
Renault S.A.	33,185	1,344,708
Rexel S.A.	60,170	1,417,130
SCOR SE	37,595	1,172,700
SEB S.A.	7,310	805,292
Valeo	61,069	1,193,063
Vivendi SE	92,464	843,992
Wendel SE	6,714	615,391

		13,485,943

Germany-6.23%
Commerzbank AG	91,027	1,002,781
Continental AG	7,485	557,458
Covestro AG(b)(c)	44,473	2,368,549
DWS Group GmbH & Co. KGaA(c)	3,209	110,756
Evonik Industries AG	15,471	297,293

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco International Developed Dynamic Multifactor ETF (IMFL)–(continued)

August 31, 2023

	Shares	Value
Germany-(continued)
Fresenius Medical Care AG& Co. KGaA	25,253	$1,221,042
Fresenius SE & Co. KGaA	41,767	1,342,275
FUCHS SE	2,288	75,244
Heidelberg Materials AG	20,943	1,688,421
HelloFresh SE(b)	16,911	547,327
HOCHTIEF AG	5,425	580,854
KION Group AG	13,267	531,336
Lanxess AG	21,550	682,500
LEG Immobilien SE(b)	10,774	778,791
METRO AG(b)	33,338	265,948
Sixt SE, Preference Shares	1,123	73,009
Talanx AG	7,058	475,328
Telefonica Deutschland Holding AG(a)	46,719	88,939
thyssenkrupp AG	113,621	876,055
Traton SE	10,014	206,397
United Internet AG	23,131	445,618
Wacker Chemie AG	1,128	166,624
Zalando SE(b)(c)	12,921	402,904

		14,785,449

Hong Kong-1.70%
ASMPT Ltd.	65,600	657,109
Bank of East Asia Ltd. (The)	216,600	308,807
Cafe de Coral Holdings Ltd.	58,000	70,265
Dah Sing Banking Group Ltd.	90,000	61,632
Dah Sing Financial Holdings Ltd.	34,800	76,507
DFI Retail Group Holdings Ltd.	76,494	188,940
Guotai Junan International Holdings Ltd.(a)	613,000	50,811
Haitong International Securities Group Ltd.(a)(b)	697,000	55,997
Hang Lung Group Ltd.	165,000	227,666
Hutchison Port Holdings Trust, Class U	1,286,109	213,494
Hutchison Telecommunications Hong Kong
Holdings Ltd.	302,000	42,363
Hysan Development Co. Ltd.	38,000	79,181
Johnson Electric Holdings Ltd., Class H	88,000	118,055
Kerry Properties Ltd.	148,000	273,663
Man Wah Holdings Ltd.	206,000	149,737
PCCW Ltd.	647,000	307,752
United Energy Group Ltd.	820,000	108,751
VTech Holdings Ltd.	36,200	221,122
WH Group Ltd.	1,150,000	592,470
Yue Yuen Industrial Holdings Ltd.	174,000	218,339

		4,022,661

Indonesia-0.10%
First Pacific Co. Ltd.	570,000	242,777

Ireland-1.21%
AIB Group PLC	198,710	906,245
Bank of Ireland Group PLC	164,641	1,643,620
Glanbia PLC(a)	19,080	317,668

		2,867,533

Israel-1.26%
Airport City Ltd.(b)	10,170	156,233
Alony Hetz Properties & Investments Ltd.(a)	17,658	134,586
Ashtrom Group Ltd.	9,752	134,022
Bezeq The Israeli Telecommunication Corp. Ltd.	213,226	288,994
Big Shopping Centers Ltd.(b)	856	71,666
Delek Group Ltd.	1,970	283,392

	Shares	Value
Israel-(continued)
Elco Ltd.	2,404	$77,722
Gav-Yam Lands Corp. Ltd.	4,480	28,803
Harel Insurance Investments & Financial Services Ltd.	28,277	206,291
Israel Corp. Ltd.	949	264,340
Israel Discount Bank Ltd., Class A	88,294	442,830
Melisron Ltd.	1,220	76,605
Mivne Real Estate KD Ltd.	44,695	107,257
Phoenix Holdings Ltd. (The)	30,262	303,632
Shufersal Ltd.(b)	67,917	316,670
Strauss Group Ltd.(b)	4,465	97,075

		2,990,118

Italy-3.64%
A2A S.p.A.	380,172	730,131
Banca Mediolanum S.p.A.	51,060	467,728
Buzzi S.p.A.	21,400	641,516
De’ Longhi S.p.A.	17,604	466,581
Hera S.p.A.	195,976	594,716
Italgas S.p.A.	58,400	332,768
Leonardo S.p.A.	100,353	1,450,245
Mediobanca Banca di Credito Finanziario S.p.A.(a)	107,907	1,413,601
Pirelli & C. S.p.A.(c)	99,214	496,091
Poste Italiane S.p.A.(c)	47,988	534,119
Telecom Italia S.p.A.(a)(b)	2,611,125	811,937
Telecom Italia S.p.A., RSP(a)(b)	1,535,495	471,634
UnipolSai Assicurazioni S.p.A.	86,477	219,064

		8,630,131

Japan-33.85%
Aeon Mall Co. Ltd.	7,209	86,457
AGC, Inc.	17,308	607,863
Aica Kogyo Co. Ltd.	3,876	91,985
Ain Holdings, Inc.	1,443	51,571
Air Water, Inc.	40,004	503,674
Aisin Corp.	16,114	538,701
Alfresa Holdings Corp.	41,447	710,024
Alps Alpine Co. Ltd.	50,928	425,901
Amada Co. Ltd.	25,896	274,640
Amano Corp.	3,731	81,419
Anritsu Corp.	4,776	35,053
ASKUL Corp.	7,607	102,726
Benesse Holdings, Inc.	7,313	93,155
Bic Camera, Inc.(a)	36,257	269,465
BIPROGY, Inc.	5,174	134,019
Brother Industries Ltd.	13,875	235,261
Canon Marketing Japan, Inc.	3,876	101,889
Chiba Bank Ltd. (The)	35,063	250,837
Chugin Financial Group, Inc.	41,182	273,764
Chugoku Electric Power Co., Inc. (The)(b)	12,134	80,054
Coca-Cola Bottlers Japan Holdings, Inc.	25,860	337,227
COMSYS Holdings Corp.	12,134	258,624
Concordia Financial Group Ltd.	67,042	297,668
Cosmo Energy Holdings Co. Ltd.	18,502	665,937
CyberAgent, Inc.	23,472	149,617
Dai Nippon Printing Co. Ltd.	22,744	622,244
Daicel Corp.	63,090	527,393
Daido Steel Co. Ltd.	8,950	370,701
Daio Paper Corp.	20,790	177,290
Daito Trust Construction Co. Ltd.	2,692	297,057

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco International Developed Dynamic Multifactor ETF (IMFL)–(continued)

August 31, 2023

	Shares	Value
Japan-(continued)
DeNA Co. Ltd.(a)	11,189	$116,052
Denka Co. Ltd.	13,183	248,791
DIC Corp.	20,641	356,080
DMG Mori Co. Ltd.	21,735	397,197
Dowa Holdings Co. Ltd.	11,587	372,637
Ebara Corp.	9,452	471,285
Electric Power Development Co. Ltd.	41,198	642,936
ENEOS Holdings, Inc.	152,589	572,582
EXEO Group, Inc.	24,682	525,394
Ezaki Glico Co. Ltd.	6,268	165,413
Food & Life Cos. Ltd.	7,313	139,067
FP Corp.	1,990	38,273
Fuji Media Holdings, Inc.	11,338	118,493
Fuji Oil Holdings, Inc.	5,074	81,555
Fukuoka Financial Group, Inc.	15,865	375,634
Furukawa Electric Co. Ltd.(a)	15,574	267,973
Fuyo General Lease Co. Ltd.	4,776	395,307
GS Yuasa Corp.	9,452	179,516
GungHo Online Entertainment, Inc.	7,313	120,531
H.U. Group Holdings, Inc.	13,183	238,876
Hachijuni Bank Ltd. (The)	40,531	218,628
Hakuhodo DY Holdings, Inc.	27,307	259,499
Haseko Corp.	50,799	631,215
Hino Motors Ltd.(b)	40,531	158,995
Hirogin Holdings, Inc.	29,048	181,629
Hitachi Construction Machinery Co. Ltd.	10,393	324,172
Horiba Ltd.	3,731	194,309
House Foods Group, Inc.	2,935	63,403
Hulic Co. Ltd.	33,173	298,041
Ibiden Co. Ltd.	6,119	369,532
Idemitsu Kosan Co. Ltd.	25,076	533,092
IHI Corp.	23,074	575,483
Iida Group Holdings Co. Ltd.	17,706	290,367
INFRONEER Holdings, Inc.	57,618	602,360
Itoham Yonekyu Holdings, Inc.	33,471	186,225
Iwatani Corp.	6,811	359,065
Iyogin Holdings, Inc.	19,596	136,217
Izumi Co. Ltd.	9,995	260,885
J. Front Retailing Co. Ltd.(a)	17,855	188,257
Japan Aviation Electronics Industry Ltd.	4,925	103,855
Japan Post Insurance Co. Ltd.	16,014	258,219
Japan Steel Works Ltd. (The)	5,174	104,841
JFE Holdings, Inc.	86,521	1,368,967
JTEKT Corp.	56,130	508,731
Kajima Corp.	58,406	976,275
Kaken Pharmaceutical Co. Ltd.	3,184	78,296
Kamigumi Co. Ltd.	7,617	171,714
Kandenko Co. Ltd.	26,407	242,150
Kaneka Corp.	15,716	441,842
Kansai Electric Power Co., Inc. (The)	57,083	813,203
Kawasaki Heavy Industries Ltd.	36,522	937,980
Kawasaki Kisen Kaisha Ltd.	40,945	1,374,161
Keikyu Corp.	11,587	106,928
Kewpie Corp.	9,597	159,955
Kinden Corp.	20,641	283,843
Kobe Steel Ltd.(a)	82,243	1,033,793
Kokuyo Co. Ltd.	10,940	170,204
Konica Minolta, Inc.	73,410	227,161
K’s Holdings Corp.	38,794	357,602
Kuraray Co. Ltd.	75,726	861,108

	Shares	Value
Japan-(continued)
Kusuri no Aoki Holdings Co. Ltd.	1,990	$124,593
Kyudenko Corp.	7,607	234,190
Kyushu Electric Power Co., Inc.(b)	115,477	762,893
Kyushu Financial Group, Inc.	93,698	459,464
Lawson, Inc.(a)	7,715	368,355
Lintec Corp.	11,338	187,143
Lixil Corp.	27,054	339,046
Maruichi Steel Tube Ltd.	6,517	169,567
Matsui Securities Co. Ltd.	8,950	49,242
Mazda Motor Corp.	94,385	993,543
Mebuki Financial Group, Inc.	73,012	202,158
Medipal Holdings Corp.	36,124	619,580
MEIJI Holdings Co. Ltd.	11,840	297,006
Mitsubishi Chemical Group Corp.	162,016	968,524
Mitsubishi Gas Chemical Co., Inc.	28,501	388,797
Mitsubishi HC Capital, Inc.	73,559	478,435
Mitsubishi Logistics Corp.	4,925	130,952
Mitsubishi Materials Corp.(a)	30,946	520,036
Mitsubishi Motors Corp.	58,784	231,244
Mitsui Chemicals, Inc.	35,580	966,820
Mitsui Mining & Smelting Co. Ltd.	13,875	354,726
Mitsui OSK Lines Ltd.	26,917	746,210
Morinaga & Co. Ltd.	7,313	265,877
Morinaga Milk Industry Co. Ltd.	9,348	382,819
Nabtesco Corp.	14,273	270,489
Nagase & Co. Ltd.	21,586	370,529
Nagoya Railroad Co. Ltd.	8,005	128,610
NEC Corp.	11,197	591,133
NEC Networks & System Integration Corp.	4,527	60,418
NGK Insulators Ltd.	20,939	278,161
NH Foods Ltd.	21,445	665,512
NHK Spring Co. Ltd.	39,441	306,404
Nichirei Corp.	14,671	347,263
Nifco, Inc.	5,617	165,904
Nihon Kohden Corp.	9,850	262,378
Nippon Electric Glass Co. Ltd.	19,596	346,061
Nippon Express Holdings, Inc.	10,393	540,335
Nippon Kayaku Co. Ltd.	17,457	156,542
Nippon Shokubai Co. Ltd.	7,462	284,313
Nippon Yusen K.K.	22,780	608,051
Nipro Corp.	29,446	244,330
Nishi-Nippon Railroad Co. Ltd.	11,442	213,931
Nisshin Seifun Group, Inc.	14,522	191,568
Niterra Co. Ltd.	12,681	294,846
NOK Corp.	28,795	404,378
Nomura Real Estate Holdings, Inc.	5,174	130,358
NS Solutions Corp.	1,741	47,237
NSK Ltd.	43,570	254,175
Obayashi Corp.	70,174	635,776
Oji Holdings Corp.	214,140	876,652
OKUMA Corp.	2,935	137,794
Open House Group Co. Ltd.	3,731	126,242
Orient Corp.(a)	14,377	109,122
Osaka Gas Co. Ltd.	29,345	469,649
OSG Corp.	6,811	86,035
PALTAC Corp.	8,005	264,093
Penta-Ocean Construction Co. Ltd.	23,472	139,637
Persol Holdings Co. Ltd.	8,950	153,383
Rakuten Group, Inc.(a)	47,844	186,762
Rengo Co. Ltd.	53,018	360,458

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco International Developed Dynamic Multifactor ETF (IMFL)–(continued)

August 31, 2023

	Shares	Value
Japan-(continued)
Resonac Holdings Corp.(a)	44,382	$722,806
Ricoh Co. Ltd.	63,564	518,694
Ryohin Keikaku Co. Ltd.(a)	40,091	517,299
Sankyo Co. Ltd.	2,208	96,231
Sankyu, Inc.	12,182	425,410
Santen Pharmaceutical Co. Ltd.	33,571	312,339
Sanwa Holdings Corp.	19,741	300,824
Sapporo Holdings Ltd.	9,054	277,618
SCREEN Holdings Co. Ltd.	5,174	527,760
Sega Sammy Holdings, Inc.	7,448	148,796
Seibu Holdings, Inc.	9,850	104,227
Seiko Epson Corp.(a)	27,705	434,362
Seino Holdings Co. Ltd.	34,151	497,891
Sekisui Chemical Co. Ltd.	12,504	192,045
Seven Bank Ltd.	29,844	63,507
Sharp Corp.(a)(b)	44,764	275,776
Shikoku Electric Power Co., Inc.(b)	39,043	281,589
Shimamura Co. Ltd.	1,371	141,352
Shimizu Corp.	82,798	557,181
Shinko Electric Industries Co. Ltd.	4,278	175,604
Ship Healthcare Holdings, Inc.	15,069	256,334
Shizuoka Financial Group, Inc.	20,939	170,435
Skylark Holdings Co. Ltd.(b)	9,850	137,853
Sohgo Security Services Co. Ltd.	35,300	225,182
Sojitz Corp.	57,919	1,246,023
Stanley Electric Co. Ltd.	6,417	112,772
Sugi Holdings Co. Ltd.	2,284	102,587
Sumitomo Bakelite Co. Ltd.	4,925	233,184
Sumitomo Chemical Co. Ltd.	215,728	597,758
Sumitomo Electric Industries Ltd.	31,069	381,040
Sumitomo Forestry Co. Ltd.	33,985	958,494
Sumitomo Heavy Industries Ltd.	28,015	702,949
Sumitomo Metal Mining Co. Ltd.	15,724	488,185
Sumitomo Pharma Co. Ltd.(a)	36,257	126,639
Sumitomo Rubber Industries Ltd.	45,854	484,257
Sundrug Co. Ltd.	5,508	162,798
Suzuken Co. Ltd.	18,261	541,615
Taiheiyo Cement Corp.	29,048	557,576
Taisei Corp.	11,778	396,659
Taiyo Yuden Co. Ltd.	8,656	241,216
Takara Holdings, Inc.	24,666	213,054
Takashimaya Co. Ltd.(a)	22,780	342,205
Teijin Ltd.	46,903	476,810
THK Co. Ltd.	5,472	100,186
Toda Corp.	58,888	331,400
Toho Gas Co. Ltd.	8,258	148,047
Tohoku Electric Power Co., Inc.(b)	89,066	622,792
Tokai Carbon Co. Ltd.	30,387	240,449
Tokyo Century Corp.	10,646	409,431
Tokyo Electric Power Co. Holdings, Inc.(b)	245,423	1,078,894
Tokyo Gas Co. Ltd.	18,871	437,733
Tokyo Ohka Kogyo Co. Ltd.	1,443	97,750
Tokyo Tatemono Co. Ltd.	13,079	172,039
Tokyu Fudosan Holdings Corp.	53,420	332,625
Toppan, Inc.	36,020	871,150
Toshiba TEC Corp.	1,990	48,457
Tosoh Corp.	53,336	690,948
Toyo Seikan Group Holdings Ltd.	36,108	654,029
Toyo Tire Corp.	24,770	373,715
Toyoda Gosei Co. Ltd.	13,477	291,507

	Shares	Value
Japan-(continued)
Toyota Boshoku Corp.	15,467	$292,958
Toyota Tsusho Corp.	10,148	606,085
TS Tech Co. Ltd.	12,198	144,447
Tsumura & Co.	6,517	123,034
Tsuruha Holdings, Inc.	5,323	389,760
UBE Corp.	24,521	413,919
Ulvac, Inc.	4,527	175,812
Ushio, Inc.	8,005	101,008
Welcia Holdings Co. Ltd.(a)	3,876	71,285
Yamada Holdings Co. Ltd.	184,147	579,313
Yamaha Motor Co. Ltd.	25,325	657,370
Yamato Holdings Co. Ltd.	22,382	420,705
Yamato Kogyo Co. Ltd.	2,153	103,934
Yamazaki Baking Co. Ltd.	28,650	543,048
Yaoko Co. Ltd.	3,876	204,416
Yokohama Rubber Co. Ltd. (The)	32,787	667,631
Zenkoku Hosho Co. Ltd.	1,926	66,769
Zeon Corp.	22,382	246,827

		80,274,168

Jordan-0.47%
Hikma Pharmaceuticals PLC	40,234	1,116,008

Luxembourg-0.11%
RTL Group S.A.	7,329	271,250

Mexico-0.04%
Fresnillo PLC	12,196	88,923

Netherlands-1.11%
Aalberts N.V.	8,861	369,400
ASR Nederland N.V.	18,999	832,453
CTP N.V.(c)	4,161	59,162
Koninklijke Vopak N.V.	12,368	446,872
OCI N.V.	6,866	174,079
Randstad N.V.(a)	12,572	739,287

		2,621,253

New Zealand-0.47%
Fletcher Building Ltd.	196,359	564,733
Kiwi Property Group Ltd.	234,818	123,743
Ryman Healthcare Ltd.	110,809	438,115

		1,126,591

Nigeria-0.08%
Airtel Africa PLC(c)	128,344	185,400

Norway-0.42%
Leroy Seafood Group ASA	19,447	80,478
Schibsted ASA, Class A	19,640	418,201
Schibsted ASA, Class B	24,720	486,166

		984,845

Poland-2.20%
Bank Polska Kasa Opieki S.A.	9,666	253,069
InPost S.A.(b)	13,465	158,638
KGHM Polska Miedz S.A.(a)	34,115	944,500
LPP S.A.	139	468,139
ORLEN S.A.	99,270	1,518,707
Powszechny Zaklad Ubezpieczen S.A.	141,656	1,420,599
Santander Bank Polska S.A.(a)(b)	5,111	460,843

		5,224,495

Singapore-1.08%
CapitaLand Ascott Trust	107,030	76,875

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco International Developed Dynamic Multifactor ETF (IMFL)–(continued)

August 31, 2023

	Shares	Value
Singapore-(continued)
ComfortDelGro Corp. Ltd.	522,122	$491,000
Frasers Logistics & Commercial Trust(c)	295,579	262,640
Jardine Cycle & Carriage Ltd.	10,940	270,726
Kenon Holdings Ltd.	4,132	98,396
Keppel DC REIT	102,354	166,737
Olam Group Ltd.	87,832	81,296
Sembcorp Industries Ltd.	141,208	559,395
Singapore Post Ltd.	335,020	122,795
StarHub Ltd.	146,720	110,814
Suntec REIT	151,794	136,002
UOL Group Ltd.	35,312	173,618

		2,550,294

South Korea-8.25%
Amorepacific Corp., Preference Shares	1,704	50,730
AMOREPACIFIC Group	6,223	158,429
BGF retail Co. Ltd.	1,197	141,639
BNK Financial Group, Inc.	35,470	183,019
Cheil Worldwide, Inc.	6,319	90,118
CJ CheilJedang Corp.	1,746	394,972
CJ Corp.	3,162	168,178
CJ ENM Co. Ltd.(b)	2,527	111,270
CJ Logistics Corp.	2,009	119,924
Daewoo Engineering & Construction Co. Ltd.(b)	43,719	152,152
DB Insurance Co. Ltd.	11,319	699,650
DGB Financial Group, Inc.	37,892	215,010
DL E&C Co. Ltd.	7,465	175,082
DL Holdings Co. Ltd.	2,984	86,241
Doosan Bobcat, Inc.	3,265	132,897
E-MART, Inc.	4,870	271,917
Fila Holdings Corp.	12,690	363,874
GS Engineering & Construction Corp.	15,473	170,095
GS Holdings Corp.	12,579	357,361
GS Retail Co. Ltd.	9,605	171,862
Hana Financial Group, Inc.	13,375	400,213
Hankook Tire & Technology Co. Ltd.	9,875	289,507
Hanwha Aerospace Co. Ltd.	4,338	374,806
Hanwha Corp.	10,377	196,274
Hanwha Corp., Third Pfd	5,692	59,385
Hanwha Life Insurance Co. Ltd.(b)	67,896	129,191
HD Hyundai Co. Ltd.	9,053	404,791
HD Hyundai Infracore Co. Ltd.	33,711	268,566
Hite Jinro Co. Ltd.	4,087	60,018
HL Mando Co. Ltd.	6,007	190,424
HMM Co. Ltd.	37,254	469,568
Hyundai Department Store Co. Ltd.	3,592	188,602
Hyundai Engineering & Construction Co. Ltd.	14,176	380,744
Hyundai Glovis Co. Ltd.	3,178	414,757
Hyundai Marine & Fire Insurance Co. Ltd.	14,709	336,635
Hyundai Steel Co.	18,566	508,484
Hyundai Wia Corp.	3,896	169,782
Industrial Bank of Korea	47,534	386,961
KCC Corp.	444	73,398
Korea Gas Corp.(b)	6,407	121,669
Korea Investment Holdings Co. Ltd.	2,379	93,594
Korean Air Lines Co. Ltd.	9,148	157,802
Kumho Petrochemical Co. Ltd.	4,317	407,612
LG Display Co. Ltd.(b)	56,641	574,231
LG Innotek Co. Ltd.	1,110	226,745

	Shares	Value
South Korea-(continued)
LG Uplus Corp.	52,231	$412,948
LOTTE Chemical Corp.	3,773	389,931
LOTTE Chilsung Beverage Co. Ltd.	623	61,228
LOTTE Corp.	6,484	122,395
LOTTE Fine Chemical Co. Ltd.	4,317	197,274
LOTTE Shopping Co. Ltd.	2,765	148,527
LS Corp.	4,281	346,885
Meritz Financial Group, Inc.(b)	2,560	105,944
Mirae Asset Securities Co. Ltd.	9,408	47,405
NH Investment & Securities Co. Ltd.	33,525	261,250
NHN Corp.(b)	4,286	84,309
NongShim Co. Ltd.	242	83,947
OCI Co. Ltd.(b)	1,388	133,996
OCI Holdings Co. Ltd.	3,089	215,243
Ottogi Corp.	117	32,575
Pan Ocean Co. Ltd.	46,368	156,460
POSCO Holdings, Inc.	3,199	1,401,340
Posco International Corp.	12,143	727,615
S-1 Corp.	1,963	82,872
Samsung Engineering Co. Ltd.(b)	15,547	399,923
Samsung Fire & Marine Insurance Co. Ltd.	3,096	577,389
Samsung Life Insurance Co. Ltd.	5,533	282,982
Samsung Securities Co. Ltd.	2,732	77,201
SD Biosensor, Inc.	8,236	77,951
Seegene, Inc.	7,027	118,025
Shinsegae, Inc.	1,719	264,011
SK Chemicals Co. Ltd.	3,105	147,762
SK Networks Co. Ltd.	32,986	179,935
SK, Inc.	3,597	393,241
S-Oil Corp.	2,091	115,486
Woori Financial Group, Inc.	91,762	826,847

		19,571,076

Spain-1.79%
ACS Actividades de Construccion y Servicios S.A.	56,633	1,990,905
Bankinter S.A.	171,632	1,102,037
Enagas S.A.	14,895	254,538
Inmobiliaria Colonial SOCIMI S.A.	31,707	193,058
Mapfre S.A.(a)	251,443	532,435
Merlin Properties SOCIMI S.A.	18,689	167,750

		4,240,723

Sweden-3.19%
Castellum AB(a)	49,628	530,277
Electrolux AB, Class B(a)	54,751	603,266
Fastighets AB Balder, Class B(a)(b)	87,693	420,450
Getinge AB, Class B	27,976	486,327
Husqvarna AB, Class B(a)	80,567	695,311
Industrivarden AB, Class A	16,318	425,762
Industrivarden AB, Class C(a)	11,380	296,402
Kinnevik AB, Class B(b)	59,999	706,570
Saab AB, Class B	8,380	442,805
Sagax AB, Class D	21,608	52,294
Securitas AB, Class B(a)	92,628	755,073
Skanska AB, Class B	68,515	1,004,896
SKF AB, Class B	33,290	540,397
Sweco AB, Class B	13,853	135,115
Trelleborg AB, Class B	18,792	477,785

		7,572,730

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco International Developed Dynamic Multifactor ETF (IMFL)–(continued)

August 31, 2023

	Shares	Value
Switzerland-1.93%
Adecco Group AG(a)	40,083	$1,730,387
Baloise Holding AG	8,449	1,321,995
DKSH Holding AG	5,718	437,630
Georg Fischer AG	5,337	345,629
Helvetia Holding AG	4,850	739,100

		4,574,741

United Kingdom-9.93%
abrdn PLC(a)	538,811	1,127,228
Admiral Group PLC	17,032	537,395
B&M European Value Retail S.A.	152,012	1,112,586
Barratt Developments PLC	239,279	1,374,417
British Land Co. PLC (The)	136,536	559,866
Centrica PLC	1,484,076	2,853,732
DCC PLC.	22,963	1,259,053
Direct Line Insurance Group PLC	295,993	608,172
DS Smith PLC	320,466	1,268,184
Howden Joinery Group PLC	70,392	659,882
IMI PLC	21,543	410,019
Intermediate Capital Group PLC	20,456	350,579
ITV PLC	884,712	793,713
J Sainsbury PLC	431,552	1,477,019
JD Sports Fashion PLC.	275,565	507,188
Johnson Matthey PLC	45,169	932,946
Kingfisher PLC.	496,391	1,471,865
Land Securities Group PLC	62,825	479,722
M&G PLC	598,483	1,448,483
Pepco Group N.V.(b)(c)	6,932	54,430
Persimmon PLC	53,148	717,914
Schroders PLC	37,454	195,440
St. James’s Place PLC	82,393	923,770
Taylor Wimpey PLC	643,305	931,733

	Shares	Value
United Kingdom-(continued)
Wise PLC, Class A(b)	81,458	$660,812
WPP PLC	85,490	829,581

		23,545,729

United States-0.55%
JS Global Lifestyle Co. Ltd.(b)(c)	155,000	22,138
Signify N.V	31,188	884,837
Sims Ltd.	40,734	404,690

		1,311,665

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.69% (Cost $230,090,817)		236,417,592

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-7.64%
Invesco Private Government Fund, 5.30%(d)(e)(f)	5,071,761	5,071,761
Invesco Private Prime Fund, 5.51%(d)(e)(f)	13,041,667	13,041,667

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $18,113,516)		18,113,428

TOTAL INVESTMENTS IN SECURITIES-107.33% (Cost $248,204,333)		254,531,020
OTHER ASSETS LESS LIABILITIES-(7.33)%		(17,378,660)

NET ASSETS-100.00%		$237,152,360

Investment Abbreviations:

Pfd.-Preferred

REIT-Real Estate Investment Trust

RSP-Registered Savings Plan Shares

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at August 31, 2023.
(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $4,903,741, which represented 2.07% of the Fund’s Net Assets.

(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$144,588	$14,929,584	$(15,074,172)	$-	$-	$-	$4,712

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco International Developed Dynamic Multifactor ETF (IMFL)–(continued)

August 31, 2023

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$900,342	$24,843,685	$(20,672,266)	$-	$-	$5,071,761	$83,414	*
Invesco Private Prime Fund	2,315,165	55,280,915	(44,551,867)	(252)	(2,294)	13,041,667	224,563	*

Total	$3,360,095	$95,054,184	$(80,298,305)	$(252)	$(2,294)	$18,113,428	$312,689

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.88%
Communication Services-2.29%
Cable One, Inc.(b)	12,853	$8,361,776
DISH Network Corp., Class A(b)(c)	575,386	3,452,316
Fox Corp., Class A	262,343	8,673,060
Fox Corp., Class B	131,139	4,002,362
Frontier Communications Parent, Inc.(b)(c)	568,783	9,111,904
Liberty Broadband Corp.(c)(d)	64,295	0
Liberty Media Corp.-Liberty Live, Series A(b)(c)	42,993	1,432,097
Liberty Media Corp.-Liberty Live, Series C(c)	89,118	2,998,821
Liberty Media Corp.-Liberty SiriusXM, Series A(b)(c)	172,832	4,153,153
Liberty Media Corp.-Liberty SiriusXM,
Series C(c)	357,239	8,730,921
News Corp., Class A	621,760	13,361,622
News Corp., Class B	198,694	4,371,268
Nexstar Media Group, Inc., Class A(b)	79,413	12,928,436
Paramount Global, Class B(b)	1,352,039	20,402,269
Sirius XM Holdings, Inc.(b)	806,361	3,547,988
TripAdvisor, Inc.(b)(c)	257,786	3,895,147

		109,423,140

Consumer Discretionary-15.19%
ADT, Inc.	488,425	3,135,689
Advance Auto Parts, Inc.(b)	137,885	9,489,246
Aramark	352,779	13,116,323
AutoNation, Inc.(c)	70,600	11,090,554
Bath & Body Works, Inc.	536,288	19,772,939
Best Buy Co., Inc.	411,286	31,442,815
BorgWarner, Inc.	543,506	22,147,869
Boyd Gaming Corp.	171,144	11,444,399
Brunswick Corp.(b)	164,904	13,047,204
Burlington Stores, Inc.(c)	54,925	8,912,131
Capri Holdings Ltd.(b)(c)	284,266	14,921,122
CarMax, Inc.(b)(c)	367,370	30,006,782
Carter’s, Inc.	85,683	6,132,332
Choice Hotels International, Inc.(b)	22,663	2,875,935
Columbia Sportswear Co.(b)	42,535	3,119,517
Crocs, Inc.(b)(c)	91,764	8,932,308
Dick’s Sporting Goods, Inc.(b)	139,384	16,215,935
Expedia Group, Inc.(c)	208,567	22,606,577
Gap, Inc. (The)(b)	451,486	5,228,208
Gentex Corp.(b)	189,518	6,189,658
Grand Canyon Education, Inc.(c)	38,907	4,561,846
H&R Block, Inc.	352,806	14,105,184
Harley-Davidson, Inc.	304,347	10,271,711
Hyatt Hotels Corp., Class A(b)	38,609	4,340,038
Kohl’s Corp.	256,620	6,836,357
Lear Corp.	136,945	19,732,405
Leggett & Platt, Inc.(b)	308,240	8,692,368
Lithia Motors, Inc., Class A	62,840	19,355,977
LKQ Corp.	284,088	14,923,143
Macy’s, Inc.(b)	628,505	7,686,616
Marriott Vacations Worldwide Corp.(b)	85,121	9,251,801
Mattel, Inc.(b)(c)	662,736	14,686,230
MGM Resorts International(b)	381,871	16,794,687
Mister Car Wash, Inc.(b)(c)	114,959	832,303

	Shares	Value
Consumer Discretionary-(continued)
Mohawk Industries, Inc.(b)(c)	123,221	$12,493,377
Murphy USA, Inc.	46,153	14,660,039
Newell Brands, Inc.	884,423	9,357,195
Nordstrom, Inc.	265,087	4,299,711
Ollie’s Bargain Outlet Holdings, Inc.(b)(c)	57,979	4,469,021
Penn Entertainment, Inc.(b)(c)	356,614	8,448,186
Penske Automotive Group, Inc.(b)	46,834	7,694,826
Petco Health & Wellness Co., Inc.(b)(c)	190,885	971,605
Phinia, Inc.(c)	108,356	3,012,297
Polaris, Inc.	125,416	14,057,879
PulteGroup, Inc.	348,856	28,627,123
PVH Corp.	139,113	11,629,847
Ralph Lauren Corp.(b)	94,699	11,044,744
RH(b)(c)	36,750	13,420,732
Service Corp. International	127,108	8,021,786
Skechers U.S.A., Inc., Class A(c)	145,797	7,335,047
Tapestry, Inc.	367,664	12,250,564
Tempur Sealy International, Inc.(b)	300,592	14,043,658
Texas Roadhouse, Inc.	62,701	6,527,174
Thor Industries, Inc.(b)	118,910	12,464,146
Toll Brothers, Inc.	257,349	21,084,604
TopBuild Corp.(c)	66,284	19,227,663
Travel + Leisure Co.(b)	172,754	6,944,711
Under Armour, Inc., Class A(b)(c)	438,170	3,347,619
Under Armour, Inc., Class C(c)	430,561	2,966,565
Victoria’s Secret & Co.(b)(c)	182,030	3,491,335
Wendy’s Co. (The)	169,282	3,350,091
Whirlpool Corp.(b)	121,573	17,015,357
Williams-Sonoma, Inc.(b)	151,683	21,417,640
Wyndham Hotels & Resorts, Inc.	78,975	5,953,925
YETI Holdings, Inc.(b)(c)	77,295	3,860,885

		725,387,561

Consumer Staples-5.05%
Albertson’s Cos., Inc., Class A	971,833	21,769,059
BJ’s Wholesale Club Holdings, Inc.(b)(c)	309,889	20,883,420
Boston Beer Co., Inc. (The), Class A(b)(c)	7,558	2,761,920
Bunge Ltd.(b)	175,061	20,012,974
Casey’s General Stores, Inc.	84,385	20,624,538
Darling Ingredients, Inc.(b)(c)	179,103	11,061,401
Flowers Foods, Inc.	328,345	7,735,808
Grocery Outlet Holding Corp.(b)(c)	220,884	6,814,271
Ingredion, Inc.	114,340	11,766,729
Olaplex Holdings, Inc.(b)(c)	302,769	820,504
Performance Food Group Co.(b)(c)	357,546	22,214,333
Pilgrim’s Pride Corp.(b)(c)	95,603	2,405,372
Post Holdings, Inc.(b)(c)	124,533	11,171,855
Reynolds Consumer Products, Inc.	56,949	1,554,138
Seaboard Corp.	548	2,066,141
Spectrum Brands Holdings, Inc.(b)	46,017	3,827,234
Tyson Foods, Inc., Class A	644,254	34,319,411
US Foods Holding Corp.(c)	527,424	21,323,752
Walgreens Boots Alliance, Inc.	707,261	17,900,776

		241,033,636

Energy-7.77%
Antero Midstream Corp.(b)	620,533	7,520,860
Antero Resources Corp.(b)(c)	657,012	18,179,522
APA Corp.	720,606	31,591,367

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)–(continued)

August 31, 2023

	Shares	Value
Energy-(continued)
Chesapeake Energy Corp.(b)	294,972	$26,019,480
Coterra Energy, Inc.	1,374,547	38,748,480
Diamondback Energy, Inc.	194,003	29,445,775
DT Midstream, Inc.(b)	225,421	11,787,264
EQT Corp.(b)	836,735	36,163,687
HF Sinclair Corp.(b)	328,422	18,092,768
Marathon Oil Corp.	1,441,417	37,981,338
New Fortress Energy, Inc.(b)	61,861	1,920,165
NOV, Inc.	425,232	8,985,152
Ovintiv, Inc.(b)	563,909	26,481,167
Range Resources Corp.(b)	544,282	17,623,851
Southwestern Energy Co.(c)	2,550,303	17,291,054
Targa Resources Corp.	328,702	28,350,548
TechnipFMC PLC (United Kingdom)(b)	781,320	14,876,333

		371,058,811

Financials-20.56%
Affiliated Managers Group, Inc.(b)	82,507	11,056,763
Ally Financial, Inc.	630,196	17,450,127
American Financial Group, Inc.	94,429	10,946,210
Annaly Capital Management, Inc.(b)	1,150,837	23,327,466
Assurant, Inc.	110,891	15,450,443
Assured Guaranty Ltd.	132,418	7,791,475
AXIS Capital Holdings Ltd.	181,018	9,930,648
Bank OZK(b)	255,934	10,280,869
Blue Owl Capital, Inc.(b)	387,778	4,633,947
BOK Financial Corp.(b)	66,036	5,488,252
Brighthouse Financial, Inc.(c)	42,252	2,098,234
Citizens Financial Group, Inc.	963,460	27,102,130
CNA Financial Corp.	58,281	2,292,192
Columbia Banking System, Inc.	483,551	9,903,124
Comerica, Inc.	305,581	14,701,502
Commerce Bancshares, Inc.	111,287	5,463,079
Corebridge Financial, Inc.(b)	343,632	6,126,959
Credit Acceptance Corp.(b)(c)	14,155	7,102,554
Cullen/Frost Bankers, Inc.	68,683	6,492,604
Discover Financial Services	145,917	13,142,744
East West Bancorp, Inc.	327,195	18,106,971
Equitable Holdings, Inc.	593,145	17,082,576
Euronet Worldwide, Inc.(b)(c)	90,651	7,919,271
Evercore, Inc., Class A	82,385	11,538,019
Everest Group Ltd.	45,152	16,285,423
F.N.B. Corp.	830,802	9,662,227
Fidelity National Financial, Inc.(b)	604,175	25,012,845
Fifth Third Bancorp	942,411	25,021,012
First American Financial Corp.	233,001	14,371,502
First Hawaiian, Inc.(b)	295,374	5,585,522
First Horizon Corp.	1,241,828	15,584,941
Franklin Resources, Inc.	349,972	9,358,251
Globe Life, Inc.	93,180	10,396,093
Hanover Insurance Group, Inc. (The)	82,161	8,768,222
Hartford Financial Services Group, Inc. (The)	198,050	14,223,951
Huntington Bancshares, Inc.	1,980,339	21,961,960
Interactive Brokers Group, Inc., Class A	232,534	21,179,197
Invesco Ltd.(e)	737,224	11,736,606
Janus Henderson Group PLC(b)	220,091	6,045,900
Jefferies Financial Group, Inc.	129,138	4,608,935
KeyCorp.	2,165,353	24,533,450
Lazard Ltd., Class A	254,291	8,834,069

	Shares	Value
Financials-(continued)
Lincoln National Corp.(b)	392,592	$10,073,911
Loews Corp.	301,865	18,742,798
LPL Financial Holdings, Inc.	40,186	9,266,490
M&T Bank Corp.	109,656	13,712,483
MGIC Investment Corp.	669,802	11,775,119
New York Community Bancorp, Inc.(b)	832,828	10,227,128
Northern Trust Corp.	155,002	11,791,002
Old Republic International Corp.	632,075	17,287,251
OneMain Holdings, Inc.	260,908	10,830,291
Pinnacle Financial Partners, Inc.(b)	174,903	11,641,544
Popular, Inc.	163,716	11,178,529
Primerica, Inc.	35,741	7,182,511
Principal Financial Group, Inc.	367,983	28,595,959
Prosperity Bancshares, Inc.	113,251	6,433,789
Regions Financial Corp.	890,276	16,327,662
Reinsurance Group of America, Inc.	141,672	19,638,573
Rithm Capital Corp.(b)	1,119,919	11,546,365
RLI Corp.	37,687	4,956,594
Rocket Cos., Inc., Class A(b)(c)	290,998	3,107,859
Ryan Specialty Holdings, Inc., Class A(b)(c)	59,912	2,920,710
SEI Investments Co.	62,086	3,853,057
SLM Corp.	351,356	5,003,309
Starwood Property Trust, Inc.(b)	512,879	10,478,118
State Street Corp.	276,804	19,027,507
Stifel Financial Corp.	238,240	15,490,365
Synchrony Financial	990,326	31,967,723
Synovus Financial Corp.(b)	335,753	10,394,913
TPG, Inc.	148,911	4,187,377
Unum Group.	456,922	22,475,993
UWM Holdings Corp.	215,625	1,285,125
Virtu Financial, Inc., Class A	207,455	3,887,707
Voya Financial, Inc.	228,454	15,918,675
W.R. Berkley Corp.	189,379	11,714,985
Webster Financial Corp.	403,223	17,100,687
Western Alliance Bancorporation(b)	251,444	12,574,714
Western Union Co. (The)	869,599	10,739,548
WEX, Inc.(c)	35,216	6,908,675
Wintrust Financial Corp.	141,017	10,944,329
Zions Bancorporation N.A	338,407	12,013,449

		981,801,089

Health Care-6.14%
Acadia Healthcare Co., Inc.(c)	72,437	5,584,893
Amedisys, Inc.(b)(c)	70,576	6,616,500
Azenta, Inc.(b)(c)	147,522	8,324,666
Cardinal Health, Inc.	281,238	24,560,515
Catalent, Inc.(b)(c)	291,055	14,544,018
DaVita, Inc.(c)	125,620	12,866,000
Elanco Animal Health, Inc.(c)	915,268	11,166,270
Encompass Health Corp.	174,025	12,362,736
Enovis Corp.(c)	122,261	6,851,506
Envista Holdings Corp.(b)(c)	147,244	4,714,753
Henry Schein, Inc.(c)	211,691	16,202,829
Integra LifeSciences Holdings Corp.(b)(c)	135,237	5,752,982
Jazz Pharmaceuticals PLC(c)	47,257	6,774,763
Maravai LifeSciences Holdings, Inc., Class A(c)	255,212	2,638,892
Molina Healthcare, Inc.(c)	72,464	22,472,536
Organon & Co.	593,876	13,041,517
Perrigo Co. PLC	145,149	5,080,215

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)–(continued)

August 31, 2023

	Shares	Value
Health Care-(continued)
Premier, Inc., Class A	275,435	$5,930,116
Quest Diagnostics, Inc.	93,897	12,347,455
QuidelOrtho Corp.(b)(c)	124,374	10,243,443
Syneos Health, Inc.(c)	240,076	10,258,447
Tenet Healthcare Corp.(c)	230,918	17,910,000
United Therapeutics Corp.(c)	34,675	7,779,683
Universal Health Services, Inc., Class B	142,088	19,139,254
Viatris, Inc.	2,780,501	29,890,386

		293,054,375

Industrials-18.71%
Acuity Brands, Inc.(b)	73,697	11,885,852
Advanced Drainage Systems, Inc.	69,255	8,875,721
AECOM	146,290	12,836,947
AGCO Corp.	143,283	18,559,447
Air Lease Corp., Class A	240,703	9,811,054
Alaska Air Group, Inc.(c)	291,460	12,232,576
Allison Transmission Holdings, Inc.(b)	211,398	12,779,009
American Airlines Group, Inc.(c)	1,514,194	22,304,078
Armstrong World Industries, Inc.	79,626	6,098,555
Avis Budget Group, Inc.(b)(c)	47,596	10,156,510
Builders FirstSource, Inc.(c)	295,175	42,812,182
BWX Technologies, Inc.	74,599	5,502,422
C.H. Robinson Worldwide, Inc.	267,077	24,151,773
CACI International, Inc., Class A(c)	52,329	17,164,435
Carlisle Cos., Inc.	61,297	16,122,337
Clean Harbors, Inc.(c)	65,676	11,121,574
CNH Industrial N.V. (United Kingdom)	1,431,543	19,726,662
Concentrix Corp.	101,712	8,119,669
Core & Main, Inc., Class A(b)(c)	196,882	6,465,605
Curtiss-Wright Corp.	32,726	6,806,681
Delta Air Lines, Inc.	733,391	31,447,806
Dun & Bradstreet Holdings, Inc.	633,213	6,902,022
EMCOR Group, Inc.	98,070	21,992,197
Esab Corp.	113,977	8,225,720
Expeditors International of Washington, Inc.(b)	157,089	18,333,857
Flowserve Corp.	135,394	5,357,541
Fortune Brands Innovations, Inc.	296,031	20,432,060
Gates Industrial Corp. PLC(c)	275,100	3,378,228
Generac Holdings, Inc.(b)(c)	48,653	5,780,463
Genpact Ltd.	220,170	8,218,946
GXO Logistics, Inc.(b)(c)	250,838	16,046,107
Hayward Holdings, Inc.(b)(c)	227,002	3,359,630
Hertz Global Holdings, Inc.(b)(c)	312,490	5,296,705
Huntington Ingalls Industries, Inc.	91,191	20,091,201
ITT, Inc.	79,035	8,083,700
KBR, Inc.(b)	223,917	13,775,374
Kirby Corp.(b)(c)	77,151	6,390,417
Knight-Swift Transportation Holdings, Inc.	363,761	19,941,378
Landstar System, Inc.	83,474	15,844,200
Leidos Holdings, Inc.	317,127	30,923,054
ManpowerGroup, Inc.	117,063	9,232,759
Masco Corp.	274,771	16,214,237
MasTec, Inc.(b)(c)	66,285	6,594,695
MDU Resources Group, Inc.	469,521	9,559,448
Middleby Corp. (The)(b)(c)	55,496	8,079,663
MSC Industrial Direct Co., Inc., Class A(b)	81,442	8,311,970
nVent Electric PLC	139,932	7,911,755
Oshkosh Corp.	151,866	15,768,247

	Shares	Value
Industrials-(continued)
Owens Corning	208,363	$29,985,519
Regal Rexnord Corp.(b)	59,562	9,660,361
Robert Half, Inc.	246,501	18,231,214
Ryder System, Inc.	106,690	10,743,683
Saia, Inc.(c)	20,315	8,658,253
Schneider National, Inc., Class B	127,250	3,678,797
Science Applications International Corp.(b)	125,051	14,713,501
Sensata Technologies Holding PLC	198,969	7,485,214
SiteOne Landscape Supply, Inc.(b)(c)	40,086	6,862,322
Southwest Airlines Co.(b)	735,846	23,252,734
Stericycle, Inc.(b)(c)	98,047	4,334,658
Textron, Inc.	291,783	22,674,457
Timken Co. (The)	132,404	10,118,314
U-Haul Holding Co.(b)	20,745	1,181,843
U-Haul Holding Co., Series N(b)	89,811	4,781,538
United Airlines Holdings, Inc.(c)	759,125	37,812,016
Valmont Industries, Inc.	29,999	7,604,746
WESCO International, Inc.	103,823	16,803,752
XPO, Inc.(c)	264,647	19,750,606

		893,359,997

Information Technology-7.02%
Arrow Electronics, Inc.(c)	134,347	17,925,920
Avnet, Inc.	211,450	10,731,088
Cirrus Logic, Inc.(b)(c)	128,182	10,516,051
Coherent Corp.(b)(c)	276,733	10,413,463
Crane NXT Co	111,474	6,617,097
Dropbox, Inc., Class A(c)	610,976	16,979,023
DXC Technology Co.(c)	527,883	10,948,293
Gen Digital, Inc.	1,084,997	21,971,189
Hewlett Packard Enterprise Co.	2,999,885	50,968,046
HP, Inc.	1,242,322	36,909,387
Jabil, Inc.	300,052	34,331,950
Kyndryl Holdings, Inc.(c)	476,696	8,046,628
Littelfuse, Inc.	25,564	6,827,633
Lumentum Holdings, Inc.(b)(c)	153,019	8,282,918
MKS Instruments, Inc.	84,037	8,423,029
NCR Corp.(c)	296,220	9,111,727
TD SYNNEX Corp.	96,673	9,836,478
Teradata Corp.(c)	157,980	7,309,735
Viasat, Inc.(b)(c)	167,122	4,635,964
Vontier Corp.	348,300	10,940,103
Western Digital Corp.(c)	741,810	33,381,450

		335,107,172

Materials-10.95%
Alcoa Corp.	412,961	12,421,867
Amcor PLC	1,247,917	12,154,712
Ardagh Group S.A., Class A(c)(d)	16,236	76,431
Ardagh Metal Packaging S.A.	333,238	1,196,324
Ashland, Inc.	99,845	8,649,572
Avery Dennison Corp.	50,200	9,456,676
Axalta Coating Systems Ltd.(c)	218,513	6,183,918
Berry Global Group, Inc.	283,320	18,512,129
Celanese Corp.(b)	217,265	27,453,605
CF Industries Holdings, Inc.	453,086	34,919,338
Chemours Co. (The)	345,200	11,743,704
Cleveland-Cliffs, Inc.(c)	1,185,590	18,127,671
Crown Holdings, Inc.	247,116	22,897,769
Eagle Materials, Inc.	55,701	10,545,313
Eastman Chemical Co.	225,865	19,200,784

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)–(continued)

August 31, 2023

	Shares	Value
Materials-(continued)
Element Solutions, Inc.	261,946	$5,401,326
Graphic Packaging Holding Co.	711,143	15,815,820
Huntsman Corp.	406,152	11,319,456
International Paper Co.	803,628	28,062,690
Louisiana-Pacific Corp.	149,132	9,317,767
LyondellBasell Industries N.V., Class A	179,030	17,682,793
Mosaic Co. (The)	768,947	29,873,591
MP Materials Corp.(b)(c)	138,657	2,903,478
NewMarket Corp.(b)	9,437	4,431,993
Olin Corp.(b)	300,312	17,424,102
Packaging Corp. of America	149,547	22,297,458
Reliance Steel & Aluminum Co.(b)	100,746	28,708,580
Sealed Air Corp.	333,998	12,377,966
Silgan Holdings, Inc.	194,222	8,765,239
Sonoco Products Co.	227,023	13,042,471
SSR Mining, Inc. (Canada)	222,256	3,300,502
Steel Dynamics, Inc.	312,444	33,303,406
United States Steel Corp.	523,127	16,264,018
Westlake Corp.(b)	72,214	9,458,590
WestRock Co.	591,163	19,336,942

		522,628,001

Real Estate-3.53%
Apartment Income REIT Corp.	345,492	11,767,458
Boston Properties, Inc.(b)	364,888	24,363,572
Brixmor Property Group, Inc.	329,740	7,247,685
Cousins Properties, Inc.(b)	280,271	6,586,369
EPR Properties	139,907	6,265,036
Highwoods Properties, Inc.(b)	241,970	5,766,145
Host Hotels & Resorts, Inc.	592,309	9,352,559
Howard Hughes Holdings, Inc.(b)(c)	51,651	4,062,351
Jones Lang LaSalle, Inc.(b)(c)	110,289	19,057,939
Kilroy Realty Corp.(b)	271,257	10,022,946
Medical Properties Trust, Inc.(b)	1,379,342	9,958,849
National Storage Affiliates Trust	124,594	4,186,358
Omega Healthcare Investors, Inc.(b)	206,633	6,575,062
Park Hotels & Resorts, Inc.	510,271	6,546,777
Spirit Realty Capital, Inc.(b)	130,133	5,024,435
Vornado Realty Trust(b)	296,988	7,133,652
Zillow Group, Inc., Class A(b)(c)	125,696	6,400,440
Zillow Group, Inc., Class C(b)(c)	350,743	18,294,755

		168,612,388

	Shares	Value
Utilities-2.67%
AES Corp. (The)(b)	631,668	$11,325,807
Brookfield Renewable Corp., Class A	295,249	8,252,210
Clearway Energy, Inc., Class A	80,360	1,883,638
Clearway Energy, Inc., Class C	190,741	4,724,655
Evergy, Inc.	189,482	10,415,826
Hawaiian Electric Industries, Inc.(b)	254,607	3,569,590
IDACORP, Inc.	48,779	4,674,979
National Fuel Gas Co.	206,330	11,088,174
NiSource, Inc.	485,890	13,002,417
NRG Energy, Inc.	538,313	20,213,653
OGE Energy Corp.	400,940	13,652,007
Pinnacle West Capital Corp.	157,793	12,192,665
UGI Corp.	485,774	12,231,789

		127,227,410

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.88% (Cost $4,691,391,613)		4,768,693,580

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-9.39%
Invesco Private Government Fund, 5.30%(e)(f)(g)	125,506,582	125,506,582
Invesco Private Prime Fund, 5.51%(e)(f)(g)	322,731,213	322,731,213

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $448,246,605)		448,237,795

TOTAL INVESTMENTS IN SECURITIES-109.27% (Cost $5,139,638,218)		5,216,931,375
OTHER ASSETS LESS LIABILITIES-(9.27)%		(442,521,597)

NET ASSETS-100.00%		$4,774,409,778

Investment Abbreviations:

REIT-Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)–(continued)

August 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)	Non-income producing security.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Invesco Ltd.	$-	$24,768,306	$(11,821,836)	$(734,350)	$(475,514)	$11,736,606	$235,061
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	1,813,704	97,984,950	(99,798,654)	-	-	-	49,544
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	7,510,706	811,986,478	(693,990,602)	-	-	125,506,582	2,639,893	*
Invesco Private Prime Fund	19,562,098	1,759,150,266	(1,455,933,107)	(8,810)	(39,234)	322,731,213	7,056,890	*

Total	$28,886,508	$2,693,890,000	$(2,261,544,199)	$(743,160)	$(514,748)	$459,974,401	$9,981,388

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.90%
Communication Services-6.13%
Advantage Solutions, Inc.(b)(c)	66,118	$185,130
AMC Networks, Inc., Class A(b)	90,375	1,051,965
ATN International, Inc.(c)	9,370	336,102
Bandwidth, Inc., Class A(b)(c)	68,954	990,869
Charge Enterprises, Inc.(b)	162,668	88,394
Clear Channel Outdoor Holdings, Inc.(b)	621,509	901,188
Consolidated Communications Holdings, Inc.(b)	218,462	862,925
DHI Group, Inc.(b)	81,704	308,024
E.W. Scripps Co. (The), Class A(b)(c)	123,625	944,495
EchoStar Corp., Class A(b)(c)	62,449	1,085,364
Emerald Holding, Inc.(b)(c)	45,397	191,575
Entravision Communications Corp., Class A(c) .	156,457	599,230
EverQuote, Inc., Class A(b)	20,631	127,500
Gannett Co., Inc.(b)	353,771	1,029,474
Gray Television, Inc.	162,558	1,310,217
IDT Corp., Class B(b)	10,175	237,891
iHeartMedia, Inc., Class A(b)(c)	301,878	1,089,780
Liberty Latin America Ltd., Class A(b)	106,665	953,585
Liberty Latin America Ltd., Class C(b)	73,210	655,962
Marcus Corp. (The)	31,775	482,662
MediaAlpha, Inc., Class A(b)(c)	17,963	150,710
Ooma, Inc.(b)(c)	14,946	210,589
Outbrain, Inc.(b)(c)	115,156	657,541
Playstudios, Inc.(b)(c)	31,985	113,867
QuinStreet, Inc.(b)(c)	35,478	351,232
Sinclair, Inc.	15,676	197,831
Sphere Entertainment Co.(b)(c)	14,870	521,342
Spok Holdings, Inc.	19,126	272,354
Stagwell, Inc.(b)(c)	124,875	680,569
System1, Inc.(b)	33,104	58,925
Telephone & Data Systems, Inc.	166,812	3,584,790
Thryv Holdings, Inc.(b)(c)	21,568	439,772
Townsquare Media, Inc., Class A(c)	33,956	328,015
Urban One, Inc., Class A(b)	19,427	108,014
Urban One, Inc., Class D(b)(c)	36,416	196,282
Vivid Seats, Inc., Class A(b)(c)	14,854	107,840
WideOpenWest, Inc.(b)(c)	25,503	206,574

		21,618,579

Consumer Discretionary-15.63%
1-800-Flowers.com, Inc., Class A(b)(c)	73,357	552,378
Aaron’s Co., Inc. (The)	92,383	1,115,063
Accel Entertainment, Inc.(b)	32,342	384,546
American Axle & Manufacturing Holdings, Inc.(b)	153,072	1,155,694
America’s Car-Mart, Inc.(b)(c)	3,942	438,784
AMMO, Inc.(b)(c)	150,199	343,956
Arko Corp.(c)	89,197	671,653
Bally’s Corp.(b)(c)	25,166	417,756
Beazer Homes USA, Inc.(b)	51,482	1,508,937
Big 5 Sporting Goods Corp.	62,495	495,585
Biglari Holdings, Inc., Class B(b)	526	97,836
BJ’s Restaurants, Inc.(b)(c)	15,673	460,943
Bluegreen Vacations Holding Corp.	13,736	492,573
Build-A-Bear Workshop, Inc.	35,868	945,839
Caleres, Inc.	63,445	1,818,968

	Shares	Value
Consumer Discretionary-(continued)
Camping World Holdings, Inc., Class A(c)	18,345	$453,672
CarParts.com, Inc.(b)(c)	129,601	625,973
Carriage Services, Inc.	18,389	566,750
Carrols Restaurant Group, Inc.(b)	86,515	603,875
Cato Corp. (The), Class A	50,590	392,073
Century Casinos, Inc.(b)(c)	73,058	474,877
Chegg, Inc.(b)(c)	53,357	544,775
Chico’s FAS, Inc.(b)(c)	245,799	1,260,949
Children’s Place, Inc. (The)(b)(c)	35,073	929,785
Chuy’s Holdings, Inc.(b)(c)	7,369	280,759
Clarus Corp.(c)	14,973	107,656
ContextLogic, Inc., Class A(b)(c)	25,139	134,619
Cooper-Standard Holdings, Inc.(b)(c)	6,491	96,976
Cricut, Inc., Class A(c)	87,086	823,834
Denny’s Corp.(b)	33,996	323,982
Designer Brands, Inc., Class A(c)	144,228	1,515,836
Destination XL Group, Inc.(b)(c)	171,832	783,554
Dine Brands Global, Inc.(c)	5,832	319,477
Dream Finders Homes, Inc., Class A(b)(c)	23,413	674,763
Duluth Holdings, Inc., Class B(b)	39,015	247,940
El Pollo Loco Holdings, Inc.	43,905	417,537
Envela Corp.(b)(c)	10,663	54,381
Escalade, Inc.(c)	25,235	378,273
Ethan Allen Interiors, Inc.(c)	22,179	695,977
Fiesta Restaurant Group, Inc.(b)	30,834	259,314
Full House Resorts, Inc.(b)(c)	18,566	89,674
Funko, Inc., Class A(b)(c)	23,633	164,722
Genesco, Inc.(b)(c)	29,362	1,006,529
G-III Apparel Group Ltd.(b)(c)	30,035	596,195
GoPro, Inc., Class A(b)	106,419	386,833
Guess?, Inc.(c)	18,083	435,077
Haverty Furniture Cos., Inc., (Acquired 12/06/2022 - 08/30/2023; Cost $1,017,496)(d)	34,058	1,066,015
Hibbett, Inc.(c)	31,411	1,454,643
Holley, Inc.(b)(c)	108,824	620,297
Hooker Furnishings Corp.(c)	25,518	549,403
Hovnanian Enterprises, Inc., Class A(b)	12,942	1,538,027
Inspired Entertainment, Inc.(b)	22,249	293,242
J Jill, Inc.(b)	13,245	332,582
JAKKS Pacific, Inc.(b)	21,023	413,733
Johnson Outdoors, Inc., Class A(c)	2,935	164,096
Lands’ End, Inc.(b)(c)	38,613	297,320
Landsea Homes Corp.(b)(c)	39,074	378,627
Latham Group, Inc.(b)(c)	43,431	160,695
La-Z-Boy, Inc.	17,520	540,492
Lazydays Holdings, Inc.(b)(c)	36,819	433,728
Legacy Housing Corp.(b)(c)	6,890	156,196
Lincoln Educational Services Corp.(b)(c)	38,974	332,448
Lovesac Co. (The)(b)(c)	20,069	459,981
Malibu Boats, Inc., Class A(b)(c)	8,418	408,778
Marine Products Corp.(c)	6,110	85,479
MarineMax, Inc.(b)	38,350	1,275,905
MasterCraft Boat Holdings, Inc.(b)(c)	25,900	563,584
Movado Group, Inc.	24,483	669,610
Nathan’s Famous, Inc.	2,154	156,617
Noodles & Co.(b)(c)	116,693	324,407
ONE Group Hospitality, Inc. (The)(b)(c)	40,569	277,898

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2023

	Shares	Value
Consumer Discretionary-(continued)
OneWater Marine, Inc., Class A(b)(c)	31,969	$834,711
Overstock.com, Inc.(b)(c)	20,237	528,388
Patrick Industries, Inc.	8,438	705,754
Perdoceo Education Corp.	43,960	728,417
PetMed Express, Inc.(c)	20,029	225,727
PlayAGS, Inc.(b)	101,822	695,444
Potbelly Corp.(b)	48,429	386,948
RCI Hospitality Holdings, Inc.(c)	3,848	251,197
Red Robin Gourmet Burgers, Inc.(b)	42,418	439,875
Revolve Group, Inc.(b)(c)	21,084	308,881
Rocky Brands, Inc.	20,286	360,482
Rush Street Interactive, Inc.(b)(c)	28,499	131,095
Sally Beauty Holdings, Inc.(b)(c)	54,769	556,453
Shoe Carnival, Inc.(c)	28,283	654,186
Sleep Number Corp.(b)(c)	57,524	1,471,464
Smith & Wesson Brands, Inc.(c)	88,643	1,040,669
Snap One Holdings Corp.(b)(c)	8,634	79,001
Solo Brands, Inc., Class A(b)(c)	41,004	229,212
Sonic Automotive, Inc., Class A(c)	14,223	758,370
Sportsman’s Warehouse Holdings, Inc.(b)	110,046	529,321
Standard Motor Products, Inc.	10,508	389,111
Stitch Fix, Inc., Class A(b)(c)	135,142	593,273
Stoneridge, Inc.(b)(c)	25,760	529,368
Sturm Ruger & Co., Inc.	5,879	303,239
Tile Shop Holdings, Inc.(b)(c)	47,197	279,406
Tilly’s, Inc., Class A(b)(c)	56,676	509,517
Torrid Holdings, Inc.(b)(c)	35,107	79,342
United Homes Group, Inc.(b)(c)	7,426	62,156
Universal Technical Institute, Inc.(b)	87,653	698,594
Vera Bradley, Inc.(b)	20,502	146,999
Vizio Holding Corp., Class A(b)(c)	31,955	183,422
VOXX International Corp.(b)(c)	10,581	91,420
Weyco Group, Inc.	6,244	159,534
Zumiez, Inc.(b)	36,077	685,102

		55,127,029

Consumer Staples-3.15%
Alico, Inc.(c)	7,813	183,840
Andersons, Inc. (The)	16,597	852,422
B&G Foods, Inc.(c)	34,682	443,583
Calavo Growers, Inc.(c)	18,288	602,772
Dole PLC	38,937	464,129
Fresh Del Monte Produce, Inc.	15,526	396,689
Hain Celestial Group, Inc. (The)(b)(c)	34,386	364,148
Herbalife Ltd.(b)(c)	68,617	1,030,627
HF Foods Group, Inc.(b)	117,026	553,533
Ingles Markets, Inc., Class A	9,367	731,844
Limoneira Co.(c)	13,813	212,858
Medifast, Inc.(c)	10,099	851,750
Natural Grocers by Vitamin Cottage, Inc.	27,143	342,273
Nature’s Sunshine Products, Inc.(b)	22,319	375,182
Oil-Dri Corp.of America	6,948	468,295
Seneca Foods Corp., Class A(b)	15,266	736,737
SpartanNash Co.	43,959	956,548
SunOpta, Inc. (Canada)(b)	39,599	173,840
Thorne HealthTech, Inc.(b)	31,224	316,299
Turning Point Brands, Inc.	19,224	473,295
Village Super Market, Inc., Class A(c)	24,767	558,496

		11,089,160

	Shares	Value
Energy-9.20%
Amplify Energy Corp.(b)(c)	105,421	$689,453
Ardmore Shipping Corp. (Ireland)	81,209	1,010,240
Atlas Energy Solutions, Inc., Class A(c)	11,299	240,556
Berry Corp.(c)	202,043	1,731,509
Bristow Group, Inc.(b)	14,342	397,273
Centrus Energy Corp., Class A(b)(c)	9,485	450,158
Crescent Energy Co., Class A(c)	100,042	1,363,572
Delek US Holdings, Inc.(c)	27,083	697,387
DMC Global, Inc.(b)	42,067	1,010,449
Dorian LPG Ltd.(c)	13,519	348,790
Earthstone Energy, Inc., Class A(b)(c)	30,591	623,445
Empire Petroleum Corp.(b)(c)	9,048	79,080
Evolution Petroleum Corp.(c)	53,004	448,414
Excelerate Energy, Inc., Class A	16,980	315,828
Forum Energy Technologies, Inc.(b)(c)	23,530	557,190
Granite Ridge Resources, Inc.	34,036	251,866
Hallador Energy Co.(b)(c)	52,670	565,676
KLX Energy Services Holdings, Inc.(b)(c)	36,825	383,164
Mammoth Energy Services, Inc.(b)(c)	55,328	256,169
Nabors Industries Ltd.(b)(c)	9,900	1,095,831
NACCO Industries, Inc., Class A	12,233	398,796
Newpark Resources, Inc.(b)(c)	104,929	627,475
Oil States International, Inc.(b)	78,037	611,810
Overseas Shipholding Group, Inc., Class A(b)	150,082	660,361
Par Pacific Holdings, Inc.(b)	30,751	1,056,297
PrimeEnergy Resources Corp.(b)(c)	2,138	207,386
ProFrac Holding Corp., Class A(b)(c)	48,532	533,852
ProPetro Holding Corp.(b)	104,621	1,008,546
Ranger Energy Services, Inc.	37,139	442,326
REX American Resources Corp.(b)	14,778	583,583
Riley Exploration Permian, Inc.	8,480	283,995
Ring Energy, Inc.(b)	348,582	658,820
SandRidge Energy, Inc.	71,622	1,145,236
Select Water Solutions, Inc., Class A	43,666	351,511
SFL Corp. Ltd. (Norway)	59,971	677,672
SilverBow Resources, Inc.(b)	41,437	1,772,675
Solaris Oilfield Infrastructure, Inc., Class A	58,184	612,096
Teekay Corp. (Bermuda)(b)	132,365	848,460
Teekay Tankers Ltd., Class A (Canada)	10,631	432,469
TETRA Technologies, Inc.(b)	178,674	980,920
US Silica Holdings, Inc.(b)	66,401	818,724
VAALCO Energy, Inc.(c)	202,864	839,857
Vertex Energy, Inc.(b)(c)	158,745	673,079
Vital Energy, Inc.(b)(c)	28,345	1,708,920
Vitesse Energy, Inc.(c)	23,486	545,815
W&T Offshore, Inc.(b)(c)	217,219	886,254
World Kinect Corp.(c)	25,097	549,624

		32,432,609

Financials-23.90%
1st Source Corp.	4,259	190,335
ACNB Corp.	10,170	323,711
AFC Gamma, Inc.	18,887	250,442
Alerus Financial Corp.	27,250	531,375
AlTi Global, Inc.(b)(c)	16,264	118,890
Amalgamated Financial Corp.(c)	17,616	315,679
A-Mark Precious Metals, Inc.(c)	21,221	724,061
Ambac Financial Group, Inc.(b)	64,078	825,325
Amerant Bancorp, Inc.(c)	9,300	174,561
American National Bankshares, Inc.	10,186	399,291

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2023

	Shares	Value
Financials-(continued)
Ames National Corp.(c)	10,508	$188,619
Ares Commercial Real Estate Corp.(c)	34,222	354,198
Arrow Financial Corp.	15,626	275,174
Atlanticus Holdings Corp.(b)(c)	10,757	375,419
Avantax, Inc.(b)	29,462	616,345
Banc of California, Inc.(c)	43,466	544,629
Banco Latinoamericano de Comercio Exterior
S.A., Class E (Panama)	20,779	490,384
Bank of Marin Bancorp(c)	24,507	461,222
Bank7 Corp.(c)	5,221	131,152
BankUnited, Inc.	23,619	619,999
Bankwell Financial Group, Inc.	16,140	419,963
Bar Harbor Bankshares	14,460	359,186
BayCom Corp.(c)	18,057	347,958
BCB Bancorp, Inc.	33,872	385,463
Berkshire Hills Bancorp, Inc.	12,707	265,576
Blue Foundry Bancorp(b)(c)	10,150	93,888
Blue Ridge Bankshares, Inc.(c)	51,201	405,512
Bread Financial Holdings, Inc.(c)	22,971	863,250
Bridgewater Bancshares, Inc.(b)(c)	45,688	477,896
Brightsphere Investment Group, Inc.	9,750	201,922
BrightSpire Capital, Inc.(c)	47,021	327,266
Brookline Bancorp, Inc.	44,030	421,367
Business First Bancshares, Inc.(c)	28,682	586,547
Byline Bancorp, Inc.	19,405	410,998
C&F Financial Corp.(c)	9,392	500,781
Cambridge Bancorp(c)	6,686	355,762
Camden National Corp.(c)	15,507	508,475
Cantaloupe, Inc.(b)	21,318	168,839
Capital Bancorp, Inc.	16,738	320,533
Capital City Bank Group, Inc.	7,213	220,069
Capitol Federal Financial, Inc.(c)	39,657	224,855
Capstar Financial Holdings, Inc.	11,811	154,252
Carter Bankshares, Inc.(b)(c)	29,601	423,590
Cass Information Systems, Inc.	8,316	318,835
Central Pacific Financial Corp.	39,249	666,056
Central Valley Community Bancorp(c)	14,585	213,233
Chemung Financial Corp.(c)	6,461	253,853
Chicago Atlantic Real Estate Finance, Inc.(c)	12,386	187,276
ChoiceOne Financial Services, Inc.	14,193	341,200
Citizens & Northern Corp.(c)	12,687	229,254
Citizens Financial Services, Inc.(c)	3,075	168,326
Civista Bancshares, Inc.	20,065	340,904
CNB Financial Corp.	26,594	484,277
Coastal Financial Corp.(b)	8,579	377,905
Codorus Valley Bancorp, Inc.	14,421	292,025
Colony Bankcorp, Inc.(c)	34,507	359,218
Community Trust Bancorp, Inc.(c)	9,345	331,747
ConnectOne Bancorp, Inc.	47,112	900,781
Consumer Portfolio Services, Inc.(b)(c)	26,954	249,864
Crawford & Co., Class A(c)	14,380	154,010
CrossFirst Bankshares, Inc.(b)(c)	38,182	410,456
Customers Bancorp, Inc.(b)	18,507	650,336
Diamond Hill Investment Group, Inc.	1,440	243,014
Dime Community Bancshares, Inc.	42,097	897,087
Donegal Group, Inc., Class A(c)	17,818	260,321
Dynex Capital, Inc.(c)	47,878	620,499
Eagle Bancorp, Inc.(c)	31,829	765,806
Encore Capital Group, Inc.(b)(c)	10,533	493,576
Enova International, Inc.(b)(c)	8,215	414,447

	Shares	Value
Financials-(continued)
Enterprise Bancorp, Inc.	10,384	$300,513
Equity Bancshares, Inc., Class A(c)	19,491	487,665
Esquire Financial Holdings, Inc.	4,667	218,229
ESSA Bancorp, Inc.	12,024	191,302
Evans Bancorp, Inc.	10,513	297,728
Farmers & Merchants Bancorp, Inc.	13,430	256,513
Farmers National Banc Corp.	32,166	408,508
FB Financial Corp.(c)	12,829	389,745
Federal Agricultural Mortgage Corp., Class C	3,166	532,901
Fidelity D&D Bancorp, Inc.(c)	7,234	342,783
Finance Of America Cos., Inc., Class A(b)	155,255	220,462
Financial Institutions, Inc.(c)	42,534	744,345
First Bancorp, Inc. (The)(c)	11,849	291,722
First Bancshares, Inc. (The)(c)	8,137	231,009
First Bank(c)	26,334	301,261
First Busey Corp.(c)	13,022	263,044
First Business Financial Services, Inc.	12,679	399,769
First Community Bankshares, Inc.(c)	9,150	283,009
First Community Corp.	10,928	188,836
First Financial Corp.	14,063	516,393
First Foundation, Inc.(c)	150,396	1,182,113
First Mid Bancshares, Inc.(c)	14,991	419,298
First of Long Island Corp. (The)(c)	38,926	508,374
First Western Financial, Inc.(b)(c)	17,239	350,296
Five Star Bancorp	12,348	269,927
Flushing Financial Corp.	49,547	699,604
FS Bancorp, Inc.(c)	19,131	567,234
FVCBankcorp, Inc.(b)(c)	20,326	247,367
GCM Grosvenor, Inc., Class A	116,039	886,538
German American Bancorp, Inc.(c)	8,829	255,423
Granite Point Mortgage Trust, Inc.(c)	32,828	175,302
Great Southern Bancorp, Inc.(c)	4,839	244,224
Green Dot Corp., Class A(b)	31,973	474,479
Greene County Bancorp, Inc.(c)	2,966	85,450
Greenlight Capital Re Ltd., Class A(b)	22,177	244,612
Guaranty Bancshares, Inc.(c)	9,455	272,966
Hanmi Financial Corp.	46,729	809,346
HarborOne Bancorp, Inc.(c)	41,534	414,094
HBT Financial, Inc.	6,815	127,441
HCI Group, Inc.(c)	1,913	101,925
Heartland Financial USA, Inc.	14,019	429,542
Heritage Commerce Corp.(c)	51,223	444,103
Heritage Financial Corp.	22,951	395,216
Hingham Institution for Savings (The)(c)	744	148,197
Home Bancorp, Inc.(c)	10,052	328,298
HomeStreet, Inc.(c)	52,630	497,353
HomeTrust Bancshares, Inc.(c)	12,362	282,472
Hope Bancorp, Inc.	73,601	711,722
Horizon Bancorp, Inc.	65,029	727,675
I3 Verticals, Inc., Class A(b)(c)	8,812	208,404
Independent Bank Corporation	31,480	600,953
Investors Title Co	1,819	261,736
James River Group Holdings Ltd.	25,505	371,353
John Marshall Bancorp, Inc.(c)	10,784	190,553
Kearny Financial Corp.(c)	52,538	389,307
KKR Real Estate Finance Trust, Inc.	20,407	255,292
Lakeland Bancorp, Inc.	22,084	298,355
LCNB Corp.(c)	16,317	243,286
LendingClub Corp.(b)	85,536	595,331
LendingTree, Inc.(b)(c)	10,583	200,125

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2023

	Shares	Value
Financials-(continued)
Live Oak Bancshares, Inc.	11,131	$359,977
Luther Burbank Corp.	11,132	101,190
Macatawa Bank Corp.	23,085	211,459
MainStreet Bancshares, Inc.(c)	12,251	277,118
MarketWise, Inc.	26,584	35,888
Mercantile Bank Corp.	19,372	646,637
Merchants Bancorp(c)	10,385	302,930
Metrocity Bankshares, Inc.(c)	23,649	461,155
Metropolitan Bank Holding Corp.(b)(c)	18,753	746,557
Mid Penn Bancorp, Inc.	16,113	352,714
Middlefield Banc Corp.	6,527	169,245
Midland States Bancorp, Inc.(c)	41,438	919,924
MidWestOne Financial Group, Inc.	27,417	585,627
MVB Financial Corp.	17,942	422,355
National Bankshares, Inc.(c)	8,997	236,801
NerdWallet, Inc., Class A(b)(c)	28,303	254,727
NewtekOne, Inc.(c)	6,193	110,917
Nexpoint Real Estate Finance, Inc.	11,067	189,135
Nicolet Bankshares, Inc.	3,448	261,393
Northeast Bank(c)	6,502	276,270
Northeast Community Bancorp, Inc.	15,421	244,577
Northfield Bancorp, Inc.	32,339	340,853
Northrim BanCorp, Inc.	11,643	483,534
Norwood Financial Corp.	10,015	271,707
Oak Valley Bancorp	7,476	187,722
OceanFirst Financial Corp.	32,860	554,348
Ocwen Financial Corp.(b)	18,668	564,894
Old Second Bancorp, Inc.(c)	32,245	466,585
Orange County Bancorp, Inc.	7,436	345,700
Orchid Island Capital, Inc.	26,683	255,890
Origin Bancorp, Inc.(c)	9,442	289,775
Orrstown Financial Services, Inc.(c)	15,615	337,284
P10, Inc., Class A	26,220	315,951
PacWest Bancorp(c)	130,788	1,039,765
Parke Bancorp, Inc.	20,034	345,987
Patria Investments Ltd., Class A (Cayman Islands)	16,524	238,276
Paysafe Ltd.(b)(c)	36,410	476,971
Paysign, Inc.(b)	46,558	104,756
PCB Bancorp(c)	21,504	345,139
Peapack-Gladstone Financial Corp.	18,183	495,850
Penns Woods Bancorp, Inc.	8,214	213,893
PennyMac Mortgage Investment Trust(c)	44,164	592,239
Peoples Bancorp, Inc.	10,127	260,973
Peoples Financial Services Corp.	7,755	338,118
Perella Weinberg Partners	16,172	170,291
Pioneer Bancorp, Inc.(b)(c)	12,700	114,427
Plumas Bancorp(c)	9,673	337,975
PRA Group, Inc.(b)(c)	20,772	404,639
Preferred Bank(c)	9,326	579,238
Premier Financial Corp.	48,123	906,637
Primis Financial Corp.(c)	23,591	209,488
Princeton Bancorp, Inc.(c)	8,048	235,565
Priority Technology Holdings, Inc.(b)(c)	40,768	151,249
ProAssurance Corp.	20,996	371,209
QCR Holdings, Inc.(c)	10,642	558,279
RBB Bancorp	48,749	664,449
Red River Bancshares, Inc.	3,828	180,988
Regional Management Corp.	23,187	637,179
Repay Holdings Corp., Class A(b)(c)	44,648	411,655

	Shares	Value
Financials-(continued)
Republic Bancorp, Inc., Class A(c)	3,811	$169,361
S&T Bancorp, Inc.	11,148	315,823
Sandy Spring Bancorp, Inc.	18,770	417,445
Security National Financial Corp., Class A(b)	36,289	297,570
Shore Bancshares, Inc.(c)	53,773	595,805
Sierra Bancorp	17,755	352,969
Silvercrest Asset Management Group, Inc., Class A	8,503	163,853
Skyward Specialty Insurance Group, Inc.(b)	3,702	90,033
SmartFinancial, Inc.	15,595	355,098
South Plains Financial, Inc.(c)	17,870	468,730
Southern First Bancshares, Inc.(b)(c)	15,347	431,404
Southern Missouri Bancorp, Inc.(c)	6,678	282,479
Southern States Bancshares, Inc.(c)	13,000	297,830
Southside Bancshares, Inc.	14,301	430,460
Stewart Information Services Corp.(c)	9,517	440,827
Summit Financial Group, Inc.	22,720	558,912
Third Coast Bancshares, Inc.(b)	13,837	260,412
Timberland Bancorp, Inc.(c)	8,831	250,447
Tiptree, Inc.	45,890	808,582
Tompkins Financial Corp.	5,425	281,720
TPG RE Finance Trust, Inc.(c)	26,864	202,017
TrustCo Bank Corp.	12,739	362,679
Two Harbors Investment Corp.(c)	33,292	458,431
United Fire Group, Inc.	13,608	269,030
Unity Bancorp, Inc.	10,537	254,627
Universal Insurance Holdings, Inc.	52,152	660,244
Univest Financial Corp.(c)	26,264	472,489
USCB Financial Holdings, Inc., Class A(b)(c)	12,335	135,315
Velocity Financial, Inc.(b)(c)	11,304	140,057
Veritex Holdings, Inc.(c)	20,010	376,388
Virginia National Bankshares Corp.	6,949	229,595
Washington Trust Bancorp, Inc.	20,500	574,000
Waterstone Financial, Inc.	44,081	547,045
West Bancorporation, Inc.(c)	23,040	426,701
World Acceptance Corp.(b)(c)	1,399	188,599

		84,293,139

Health Care-7.40%
Accuray, Inc.(b)	134,956	384,625
Amneal Pharmaceuticals, Inc.(b)(c)	355,958	1,455,868
AngioDynamics, Inc.(b)	30,451	244,522
Anika Therapeutics, Inc.(b)(c)	10,270	183,320
Assertio Holdings, Inc.(b)	160,461	526,312
biote Corp., Class A(b)(c)	32,891	162,482
Brookdale Senior Living, Inc.(b)	266,782	1,133,823
Cano Health, Inc.(b)	337,733	104,461
CareMax, Inc.(b)	61,246	136,579
Carisma Therapeutics, Inc.(c)	26,668	184,543
Codexis, Inc.(b)	64,081	111,501
Collegium Pharmaceutical, Inc.(b)	24,801	580,839
Community Health Systems, Inc.(b)(c)	367,338	1,241,602
Computer Programs and Systems, Inc.(b)(c)	29,845	485,578
Cross Country Healthcare, Inc.(b)(c)	33,215	855,618
Eagle Pharmaceuticals, Inc.(b)	30,079	509,839
Enhabit, Inc.(b)(c)	98,742	1,264,885
Foghorn Therapeutics, Inc.(b)(c)	47,181	357,160
Harvard Bioscience, Inc.(b)	38,056	167,827
InfuSystem Holdings, Inc.(b)	36,195	372,085
Innoviva, Inc.(b)(c)	69,029	880,120

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2023

	Shares	Value
Health Care-(continued)
Intercept Pharmaceuticals, Inc.(b)(c)	72,362	$783,680
Joint Corp. (The)(b)(c)	22,117	205,467
Kiniksa Pharmaceuticals Ltd., Class A(b)(c)	39,653	683,221
KORU Medical Systems, Inc.(b)	23,129	60,598
Merrimack Pharmaceuticals, Inc.(b)	8,141	99,402
ModivCare, Inc.(b)(c)	30,581	981,650
Ocean Biomedical, Inc.(b)	18,680	84,247
OptimizeRx Corp.(b)	15,689	133,670
OraSure Technologies, Inc.(b)(c)	47,203	304,931
Organogenesis Holdings, Inc.(b)	95,992	268,778
Owens & Minor, Inc.(b)	46,451	785,022
Pediatrix Medical Group, Inc.(b)(c)	66,637	941,581
Pennant Group, Inc. (The)(b)	53,789	644,392
PetIQ, Inc.(b)(c)	75,795	1,446,169
Phibro Animal Health Corp., Class A	60,176	839,455
Point Biopharma Global, Inc.(b)(c)	56,425	449,143
Quipt Home Medical Corp.(b)(c)	99,542	588,293
Sanara Medtech, Inc.(b)(c)	2,507	90,653
Selecta Biosciences, Inc.(b)(c)	180,449	221,952
Semler Scientific, Inc.(b)(c)	10,592	279,205
SIGA Technologies, Inc.(c)	69,346	318,298
Tactile Systems Technology, Inc.(b)(c)	14,906	282,469
Theravance Biopharma, Inc.(b)(c)	74,583	710,030
Utah Medical Products, Inc.(c)	4,038	369,881
Vanda Pharmaceuticals, Inc.(b)	97,850	507,841
Viemed Healthcare, Inc.(b)	40,758	322,396
Zimvie, Inc.(b)(c)	76,032	897,178
Zura Bio Ltd. (United Kingdom)(b)(c)	16,868	116,052
Zymeworks, Inc.(b)	156,047	1,129,780
Zynex, Inc.(b)	26,305	202,548

		26,091,571

Industrials-17.98%
ACCO Brands Corp.	222,511	1,185,984
Air Transport Services Group, Inc.(b)(c)	32,138	692,895
Allient, Inc.(c)	7,657	260,568
Alta Equipment Group, Inc.(c)	38,088	541,992
American Woodmark Corp.(b)	11,217	871,224
Apogee Enterprises, Inc.	17,733	894,807
Argan, Inc.(c)	5,867	249,230
Aris Water Solutions, Inc., Class A(c)	31,788	325,509
Astronics Corp.(b)(c)	10,453	183,241
Asure Software, Inc.(b)(c)	15,687	196,715
AZZ, Inc.(c)	8,757	429,969
Babcock & Wilcox Enterprises, Inc.(b)(c)	42,899	225,220
Barrett Business Services, Inc.	7,264	695,019
BlueLinx Holdings, Inc.(b)	13,656	1,218,935
Bowman Consulting Group Ltd.(b)	6,775	200,066
BrightView Holdings, Inc.(b)	74,975	620,793
Brookfield Business Corp., Class A (Canada)	7,575	133,774
CECO Environmental Corp.(b)	34,410	474,170
CIRCOR International, Inc.(b)	11,378	633,641
Commercial Vehicle Group, Inc.(b)	83,470	768,759
Concrete Pumping Holdings, Inc.(b)	40,065	305,696
Conduent, Inc.(b)	238,754	749,688
CoreCivic, Inc.(b)	70,706	760,797
Costamare, Inc. (Monaco)(c)	50,054	516,057
Covenant Logistics Group, Inc., Class A	23,564	1,158,642
CRA International, Inc.	3,716	403,669
Daseke, Inc.(b)	117,713	623,879

	Shares	Value
Industrials-(continued)
Deluxe Corp.	73,018	$1,476,424
Douglas Dynamics, Inc.	13,379	404,982
Ducommun, Inc.(b)(c)	11,450	520,631
DXP Enterprises, Inc.(b)	19,136	680,668
Eagle Bulk Shipping, Inc.(c)	31,441	1,375,858
Eneti, Inc.	42,492	460,613
Ennis, Inc.	23,546	501,530
Enviri Corp.(b)(c)	68,182	507,956
EVI Industries, Inc.(b)(c)	4,759	125,733
Forrester Research, Inc.(b)	8,329	255,117
Franklin Covey Co.(b)	7,761	331,162
Genco Shipping & Trading Ltd.(c)	84,617	1,156,714
Gencor Industries, Inc.(b)(c)	6,372	90,992
GEO Group, Inc. (The)(b)(c)	114,619	829,842
Global Industrial Co.	4,919	166,459
Golden Ocean Group Ltd. (Norway)(c)	45,483	332,481
Gorman-Rupp Co. (The)	9,995	321,239
GrafTech International Ltd.(c)	126,707	448,543
Great Lakes Dredge & Dock Corp.(b)(c)	45,593	402,586
Greenbrier Cos., Inc. (The)(c)	20,714	881,588
Hawaiian Holdings, Inc.(b)(c)	21,686	186,066
Heidrick & Struggles International, Inc.	42,222	1,118,461
Heritage-Crystal Clean, Inc.(b)	8,558	385,966
HireQuest, Inc.	3,132	59,571
HireRight Holdings Corp.(b)(c)	11,720	122,708
HNI Corp.	16,621	544,504
Hudson Technologies, Inc.(b)(c)	83,462	1,006,552
Hyster-Yale Materials Handling, Inc.	16,168	738,393
IBEX Holdings Ltd.(b)	16,430	321,371
IES Holdings, Inc.(b)	4,050	303,669
Innodata, Inc.(b)(c)	14,594	189,722
INNOVATE Corp.(b)	80,094	128,150
Insteel Industries, Inc.	20,535	713,591
Interface, Inc.	127,533	1,317,416
JELD-WEN Holding, Inc.(b)	56,250	848,250
Kaman Corp.	12,465	279,590
Karat Packaging, Inc.	9,027	224,772
Kelly Services, Inc., Class A	44,446	821,807
Limbach Holdings, Inc.(b)(c)	25,640	926,373
Liquidity Services, Inc.(b)	18,223	332,570
LSI Industries, Inc.	29,044	457,443
Luxfer Holdings PLC (United Kingdom)	27,819	334,663
Manitowoc Co., Inc. (The)(b)	58,680	992,866
MasterBrand, Inc.(b)	50,696	649,416
Mayville Engineering Co., Inc.(b)(c)	32,108	376,948
Miller Industries, Inc.	16,193	647,720
MillerKnoll, Inc.	44,972	858,965
Mistras Group, Inc.(b)	60,521	323,182
MRC Global, Inc.(b)(c)	112,521	1,048,696
National Presto Industries, Inc.	2,534	189,670
Northwest Pipe Co.(b)	21,160	700,184
NOW, Inc.(b)	59,668	666,492
PAM Transportation Services, Inc.(b)(c)	10,042	231,569
Pangaea Logistics Solutions Ltd.	105,891	597,225
Park Aerospace Corp.	12,445	169,625
Park-Ohio Holdings Corp.(c)	24,133	451,528
Performant Financial Corp.(b)(c)	40,984	96,312
Pitney Bowes, Inc.	365,122	1,201,251
Powell Industries, Inc.	3,158	265,177
Preformed Line Products Co.(c)	1,041	176,439

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2023

	Shares	Value
Industrials-(continued)
Quad/Graphics, Inc.(b)(c)	90,380	$461,842
Quanex Building Products Corp.	32,409	874,395
Radiant Logistics, Inc.(b)(c)	108,950	735,412
Resources Connection, Inc.	43,084	668,233
REV Group, Inc.	56,198	763,169
Safe Bulkers, Inc. (Greece)	205,338	659,135
Shyft Group, Inc. (The)	12,524	196,376
SP Plus Corp.(b)(c)	13,305	521,157
Steelcase, Inc., Class A.	154,250	1,399,047
Thermon Group Holdings, Inc.(b)	12,306	338,169
Titan International, Inc.(b)(c)	100,295	1,262,714
Titan Machinery, Inc.(b)	39,237	1,217,132
TPI Composites, Inc.(b)(c)	26,340	133,017
Triumph Group, Inc.(b)	43,169	406,220
TrueBlue, Inc.(b)	72,801	1,101,479
Tutor Perini Corp.(b)(c)	124,730	1,108,850
Universal Logistics Holdings, Inc.	10,768	292,028
Veritiv Corp.	5,640	949,381
Viad Corp.(b)	31,857	904,420
VSE Corp.(c)	8,010	454,567
Wabash National Corp.(c)	23,509	530,128
Willdan Group, Inc.(b)(c)	19,625	473,747
Willis Lease Finance Corp.(b)	8,208	349,907

		63,397,455

Information Technology-5.45%
8x8, Inc.(b)(c)	81,624	265,278
ADTRAN Holdings, Inc.(c)	30,436	260,228
Alpha & Omega Semiconductor Ltd.(b)(c)	46,736	1,474,521
American Software, Inc., Class A	26,560	306,237
Aviat Networks, Inc.(b)	9,694	341,617
Bel Fuse, Inc., Class B.	8,883	464,581
Benchmark Electronics, Inc.	34,726	893,847
Brightcove, Inc.(b)	94,671	364,483
Cambium Networks Corp.(b)(c)	7,228	66,570
Cleanspark, Inc.(b)(c)	78,005	384,565
Clearfield, Inc.(b)(c)	5,626	197,754
Climb Global Solutions, Inc.	6,200	266,662
CommScope Holding Co., Inc.(b)	99,566	332,550
CompoSecure, Inc.(b)(c)	47,782	300,071
Comtech Telecommunications Corp.(c)	18,738	188,317
Consensus Cloud Solutions, Inc.(b)	14,945	477,194
CoreCard Corp.(b)(c)	10,018	212,782
CPI Card Group, Inc.(b)(c)	8,571	177,163
Daktronics, Inc.(b)(c)	65,998	551,743
Digital Turbine, Inc.(b)(c)	45,740	407,543
Eastman Kodak Co.(b)(c)	53,538	239,315
Ebix, Inc.(c)	43,493	726,333
eGain Corp.(b)(c)	20,354	135,558
Expensify, Inc., Class A(b)(c)	30,136	129,283
FARO Technologies, Inc.(b)	9,029	143,200
Hackett Group, Inc. (The)(c)	26,892	633,844
Ichor Holdings Ltd.(b)	20,050	734,431
Immersion Corp.(c)	70,142	492,397
Information Services Group, Inc.	52,298	271,950
inTEST Corp.(b)(c)	11,572	202,741
Iteris, Inc.(b)(c)	25,423	116,692
Kimball Electronics, Inc.(b)	24,966	753,724
KVH Industries, Inc.(b)(c)	31,377	166,298
Luna Innovations, Inc.(b)(c)	14,075	96,977

	Shares	Value
Information Technology-(continued)
Mitek Systems, Inc.(b)(c)	42,225	$471,653
NETGEAR, Inc.(b)	21,078	277,808
NVE Corp.(c)	3,301	291,973
PC Connection, Inc.	6,877	365,306
Rackspace Technology, Inc.(b)	229,060	572,650
Red Violet, Inc.(b)	9,304	191,290
Ribbon Communications, Inc.(b)	30,071	89,010
Richardson Electronics Ltd.(c)	25,378	319,509
Rimini Street, Inc.(b)	61,199	148,102
ScanSource, Inc.(b)	45,315	1,485,426
SMART Global Holdings, Inc.(b)(c)	25,685	663,444
SoundThinking, Inc.(b)(c)	5,296	113,652
Tucows, Inc., Class A(b)(c)	9,451	223,516
Unisys Corp.(b)(c)	187,531	755,750
Veritone, Inc.(b)(c)	21,821	66,990
Vishay Precision Group, Inc.(b)	10,852	390,889

		19,203,417

Materials-5.11%
AdvanSix, Inc.	25,488	843,143
American Vanguard Corp.	27,887	385,398
Caledonia Mining Corp. PLC (South Africa)(c)	25,969	268,520
Century Aluminum Co.(b)(c)	62,019	461,421
Clearwater Paper Corp.(b)	39,241	1,502,538
Core Molding Technologies, Inc.(b)	22,512	610,300
FutureFuel Corp.	34,011	240,798
Haynes International, Inc.	4,576	223,355
Intrepid Potash, Inc.(b)(c)	30,910	829,315
Kaiser Aluminum Corp.	9,308	706,663
Koppers Holdings, Inc.	35,312	1,352,097
Kronos Worldwide, Inc.	13,523	113,593
LSB Industries, Inc.(b)(c)	85,762	867,911
Mativ Holdings, Inc., Class A	52,411	859,540
Myers Industries, Inc.	29,025	545,960
Olympic Steel, Inc.	26,831	1,435,995
Pactiv Evergreen, Inc.	23,755	195,266
Ramaco Resources, Inc., Class A	65,539	513,826
Ramaco Resources, Inc., Class B	13,087	141,863
Ranpak Holdings Corp.(b)(c)	25,265	159,928
Rayonier Advanced Materials, Inc.(b)	185,341	654,254
Ryerson Holding Corp.	14,607	454,862
Schnitzer Steel Industries, Inc., Class A	39,330	1,305,756
SunCoke Energy, Inc.	178,297	1,658,162
TimkenSteel Corp.(b)(c)	41,854	917,021
Tredegar Corp.	76,721	385,907
Trinseo PLC	29,120	306,634
Valhi, Inc.	7,010	92,812

		18,032,838

Real Estate-5.45%
Alexander’s, Inc.(c)	715	137,101
Alpine Income Property Trust, Inc.(c)	19,277	335,227
Anywhere Real Estate, Inc.(b)	52,141	342,045
Armada Hoffler Properties, Inc.(c)	39,256	447,126
Braemar Hotels & Resorts, Inc.(c)	190,684	518,660
Brandywine Realty Trust(c)	175,754	878,770
BRT Apartments Corp.(c)	10,191	190,062
CBL & Associates Properties, Inc.(c)	13,260	283,631
Chatham Lodging Trust(c)	39,548	386,779
City Office REIT, Inc.	113,368	571,375
Clipper Realty, Inc.(c)	30,044	184,771

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2023

	Shares	Value
Real Estate-(continued)
CTO Realty Growth, Inc.	16,421	$289,338
Diversified Healthcare Trust	579,970	1,574,619
Douglas Elliman, Inc.	235,651	591,484
Empire State Realty Trust, Inc., Class A(c)	50,982	445,073
Forestar Group, Inc.(b)	9,814	279,797
FRP Holdings, Inc.(b)	2,250	128,183
Gladstone Commercial Corp.(c)	24,884	327,225
Global Medical REIT, Inc.(c)	30,996	300,041
Hersha Hospitality Trust, Class A	90,925	892,884
Hudson Pacific Properties, Inc.(c)	195,294	1,329,952
Newmark Group, Inc., Class A	164,629	1,167,220
NexPoint Diversified Real Estate Trust(c)	27,070	256,082
Office Properties Income Trust(c)	135,505	1,002,737
One Liberty Properties, Inc.(c)	12,950	254,468
Orion Office REIT, Inc.	42,864	249,897
Paramount Group, Inc.(c)	73,932	380,010
Piedmont Office Realty Trust, Inc., Class A	121,957	837,845
Postal Realty Trust, Inc., Class A(c)	12,547	181,053
RE/MAX Holdings, Inc., Class A	26,888	435,586
RMR Group, Inc. (The), Class A	32,156	812,904
RPT Realty	35,786	405,813
Saul Centers, Inc.	4,340	163,010
Stratus Properties, Inc.(c)	7,363	203,440
Summit Hotel Properties, Inc.(c)	72,533	421,417
Tejon Ranch Co.(b)	8,661	144,465
Transcontinental Realty Investors, Inc.(b)(c)	4,068	139,654
Uniti Group, Inc.	209,809	1,126,674
Universal Health Realty Income Trust	4,853	226,295
Whitestone REIT	38,575	385,750

		19,228,463

	Shares	Value
Utilities-0.50%
Artesian Resources Corp., Class A	4,262	$196,734
Consolidated Water Co. Ltd. (Cayman
Islands)	10,590	282,118
Genie Energy Ltd., Class B(c)	43,997	673,594
Global Water Resources, Inc.	7,973	88,899
Pure Cycle Corp.(b)	14,977	164,597
RGC Resources, Inc.(c)	3,478	62,882
Unitil Corp.	6,119	298,730

		1,767,554

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.90% (Cost $345,036,115)		352,281,814

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-20.16%
Invesco Private Government Fund, 5.30%(e)(f)(g)	19,866,984	19,866,984
Invesco Private Prime Fund, 5.51%(e)(f)(g)	51,230,661	51,230,661

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $71,097,660)		71,097,645

TOTAL INVESTMENTS IN SECURITIES-120.06% (Cost $416,133,775)		423,379,459
OTHER ASSETS LESS LIABILITIES-(20.06)%		(70,752,609)

NET ASSETS-100.00%		$352,626,850

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)	Restricted security. The value of this security at August 31, 2023 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Invesco Mortgage Capital, Inc.	$-	$111,989	$(108,532)	$-	$(3,457)	$-	$4,038
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	6,563,982	(6,563,982)	-	-	-	3,663

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2023

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$7,736,131	$113,353,843	$(101,222,990)	$-	$-	$19,866,984	$576,661	*
Invesco Private Prime Fund	20,588,018	262,978,976	(232,328,629)	(1,238)	(6,466)	51,230,661	1,539,615	*

Total	$28,324,149	$383,008,790	$(340,224,133)	$(1,238)	$(9,923)	$71,097,645	$2,123,977

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Statements of Assets and Liabilities

August 31, 2023

	Invesco International Developed Dynamic Multifactor ETF (IMFL)	Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)	Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)
Assets:
Unaffiliated investments in securities, at value(a)	$236,417,592	$4,756,956,974	$352,281,814
Affiliated investments in securities, at value	18,113,428	459,974,401	71,097,645
Foreign currencies, at value	186,294	-	-
Receivable for:
Dividends	406,630	7,830,390	458,116
Securities lending	2,700	89,798	37,486
Investments sold	720	-	3,818
Investments sold - affiliated broker	-	-	269,095
Fund shares sold	-	8,321,474	4,355,738
Foreign tax reclaims	331,866	-	-

Total assets	255,459,230	5,233,173,037	428,503,712

Liabilities:
Due to custodian	129,431	1,072,637	313,715
Payable for:
Investments purchased	61	8,289,588	4,349,616
Collateral upon return of securities loaned	18,113,516	448,246,605	71,097,660
Accrued unitary management fees	63,862	1,154,429	115,871

Total liabilities	18,306,870	458,763,259	75,876,862

Net Assets.	$237,152,360	$4,774,409,778	$352,626,850

Net assets consist of:
Shares of beneficial interest	$253,022,321	$5,137,926,593	$436,524,262
Distributable earnings (loss)	(15,869,961)	(363,516,815)	(83,897,412)

Net Assets.	$237,152,360	$4,774,409,778	$352,626,850

Shares outstanding (unlimited amount authorized, $0.01 par value)	9,850,001	97,510,001	9,740,001
Net asset value	$24.08	$48.96	$36.20

Market price.	$24.09	$48.96	$36.28

Unaffiliated investments in securities, at cost	$230,090,817	$4,678,920,657	$345,036,115

Affiliated investments in securities, at cost	$18,113,516	$460,717,561	$71,097,660

Foreign currencies, at cost	$185,918	$-	$-

(a) Includes securities on loan with an aggregate value of:	$16,964,345	$439,277,566	$68,794,461

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Statements of Operations

For the year ended August 31, 2023

	Invesco International Developed Dynamic Multifactor ETF (IMFL)	Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)	Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)
Investment income:
Unaffiliated dividend income	$5,164,508	$57,214,769	$4,956,783
Affiliated dividend income	4,712	284,605	7,701
Securities lending income, net	32,119	517,527	173,931
Foreign withholding tax	(511,995)	(17,710)	(2,829)

Total investment income	4,689,344	57,999,191	5,135,586

Expenses:
Unitary management fees	475,042	8,686,929	974,122

Less: Waivers	(108)	(1,361)	(94)

Net expenses	474,934	8,685,568	974,028

Net investment income	4,214,410	49,313,623	4,161,558

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	7,849,045	(51,098,480)	(36,163,947)
Affiliated investment securities	(2,294)	(521,589)	(10,080)
Unaffiliated in-kind redemptions	3,939,955	317,420,520	32,509,154
Affiliated in-kind redemptions	-	6,841	157
Foreign currencies	(35,929)	-	(2)

Net realized gain (loss)	11,750,777	265,807,292	(3,664,718)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	10,227,660	95,449,948	7,260,647
Affiliated investment securities	(252)	(743,160)	(1,238)
Foreign currencies	27,285	-	-

Change in net unrealized appreciation	10,254,693	94,706,788	7,259,409

Net realized and unrealized gain	22,005,470	360,514,080	3,594,691

Net increase in net assets resulting from operations	$26,219,880	$409,827,703	$7,756,249

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Statements of Changes in Net Assets

For the years ended August 31, 2023 and 2022

	Invesco International Developed Dynamic Multifactor ETF (IMFL)		Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)		Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income	$4,214,410	$3,652,126	$49,313,623	$28,096,122	$4,161,558	$2,095,115
Net realized gain (loss)	11,750,777	(24,948,343)	265,807,292	(80,886,474)	(3,664,718)	(24,119,276)
Change in net unrealized appreciation (depreciation)	10,254,693	(9,338,111)	94,706,788	(201,723,895)	7,259,409	(5,095,871)

Net increase (decrease) in net assets resulting from operations	26,219,880	(30,634,328)	409,827,703	(254,514,247)	7,756,249	(27,120,032)

Distributions to Shareholders from:
Distributable earnings	(3,933,666)	(6,081,841)	(44,995,732)	(22,289,549)	(3,921,465)	(1,629,687)

Shareholder Transactions:
Proceeds from shares sold	138,374,719	50,581,605	5,540,925,351	3,503,769,481	524,445,565	250,801,195
Value of shares repurchased	(27,225,811)	(45,401,324)	(3,088,626,586)	(2,974,138,792)	(320,206,649)	(207,533,106)

Net increase in net assets resulting from share transactions	111,148,908	5,180,281	2,452,298,765	529,630,689	204,238,916	43,268,089

Net increase (decrease) in net assets	133,435,122	(31,535,888)	2,817,130,736	252,826,893	208,073,700	14,518,370

Net assets:
Beginning of year.	103,717,238	135,253,126	1,957,279,042	1,704,452,149	144,553,150	130,034,780

End of year	$237,152,360	$103,717,238	$4,774,409,778	$1,957,279,042	$352,626,850	$144,553,150

Changes in Shares Outstanding:
Shares sold	5,950,000	2,150,000	117,840,000	74,570,000	14,520,000	6,330,000
Shares repurchased.	(1,300,000)	(1,950,000)	(66,720,000)	(63,510,000)	(8,950,000)	(5,370,000)
Shares outstanding, beginning of year	5,200,001	5,000,001	46,390,001	35,330,001	4,170,001	3,210,001

Shares outstanding, end of year	9,850,001	5,200,001	97,510,001	46,390,001	9,740,001	4,170,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Financial Highlights

Invesco International Developed Dynamic Multifactor ETF (IMFL)

	Years Ended August 31,		For the Period February 22, 2021(a) Through August 31,
	2023	2022	2021
Per Share Operating Performance:
Net asset value at beginning of period	$19.95	$27.05	$25.00

Net investment income(b)	0.67	0.71	0.53
Net realized and unrealized gain (loss) on investments	4.11	(6.62)	1.81

Total from investment operations	4.78	(5.91)	2.34

Distributions to shareholders from:
Net investment income	(0.65)	(0.95)	(0.29)
Net realized gains	-	(0.24)	-

Total distributions	(0.65)	(1.19)	(0.29)

Net asset value at end of period	$24.08	$19.95	$27.05

Market price at end of period(c)	$24.09	$19.75	$27.16

Net Asset Value Total Return(d)	24.43%	(22.54)%	9.37	%(e)
Market Price Total Return(d)	25.74%	(23.63)%	9.81	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$237,152	$103,717	$135,253
Ratio to average net assets of:
Expenses	0.34%	0.34%	0.34	%(f)
Net investment income	3.02%	2.98%	3.76	%(f)
Portfolio turnover rate(g)	341%	337%	73%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (February 24, 2021, the first day of trading on the exchange) to August 31, 2021 was 9.41%. The market price total return from Fund Inception to August 31, 2021 was 7.90%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)

	Years Ended August 31,				Two Months Ended August 31,		Year Ended June 30,
	2023	2022	2021	2020	2019		2019
Per Share Operating Performance:
Net asset value at beginning of period	$42.19	$48.24	$32.22	$29.77	$29.71		$26.65

Net investment income(a)	0.76	0.67	0.52	0.55	0.07		0.54
Net realized and unrealized gain (loss) on investments	6.76	(6.18)	16.10	2.44	(0.01)		2.99

Total from investment operations	7.52	(5.51)	16.62	2.99	0.06		3.53

Distributions to shareholders from:
Net investment income	(0.75)	(0.54)	(0.60)	(0.54)	-		(0.47)

Net asset value at end of period	$48.96	$42.19	$48.24	$32.22	$29.77		$29.71

Market price at end of period(b)	$48.96	$42.24	$48.24	$32.26	$29.79		$29.71

Net Asset Value Total Return(c)	18.05%	(11.48)%	52.12%	10.23%	0.20%		13.37%
Market Price Total Return(c)	17.91%	(11.37)%	51.93%	10.29%	0.27%		13.32%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$4,774,410	$1,957,279	$1,704,452	$990,733	$1,052,542		$998,325
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.29%	0.29	%(d)	0.29%
Net investment income	1.65%	1.45%	1.24%	1.76%	1.48	%(d)	1.92%
Portfolio turnover rate(e)	350%	336%	126%	321%	83%		138%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios are annualized except for non-recurring costs associated with a proxy statement of less than 0.005%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)

	Years Ended August 31,				Two Months Ended August 31,		Year Ended June 30,
	2023	2022	2021	2020	2019		2019
Per Share Operating Performance:
Net asset value at beginning of period	$34.67	$40.51	$24.92	$25.61	$26.82		$27.12

Net investment income(a)	0.59	0.51	0.31	0.31	0.03		0.43
Net realized and unrealized gain (loss) on investments	1.56	(5.94)	15.59	(0.64)	(1.24)		(0.29)

Total from investment operations	2.15	(5.43)	15.90	(0.33)	(1.21)		0.14

Distributions to shareholders from:
Net investment income	(0.62)	(0.41)	(0.31)	(0.36)	-		(0.44)

Net asset value at end of period	$36.20	$34.67	$40.51	$24.92	$25.61		$26.82

Market price at end of period(b)	$36.28	$34.68	$40.50	$24.94	$25.65		$26.82

Net Asset Value Total Return(c)	6.31%	(13.45)%	64.12%	(1.13)%	(4.51)%		0.63%
Market Price Total Return(c)	6.51%	(13.41)%	63.95%	(1.20)%	(4.36)%		0.59%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$352,627	$144,553	$130,035	$43,602	$12,807		$12,071
Ratio to average net assets of:
Expenses	0.39%	0.39%	0.39%	0.39%	0.41	%(d)	0.39%
Net investment income	1.67%	1.32%	0.86%	1.27%	0.87	%(d)	1.62%
Portfolio turnover rate(e)	336%	265%	127%	282%	64%		189%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.02%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Self-Indexed Fund Trust

August 31, 2023

NOTE 1–Organization

Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”) was organized as a Delaware statutory trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco International Developed Dynamic Multifactor ETF (IMFL)	“International Developed Dynamic Multifactor ETF”

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)	“Russell 1000® Dynamic Multifactor ETF”

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)	“Russell 2000® Dynamic Multifactor ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on Cboe BZX Exchange, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

International Developed Dynamic Multifactor ETF	FTSE Developed ex US Invesco Dynamic Multifactor Index

Russell 1000® Dynamic Multifactor ETF	Russell 1000® Invesco Dynamic Multifactor Index

Russell 2000® Dynamic Multifactor ETF	Russell 2000® Invesco Dynamic Multifactor Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly.

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Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of

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capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

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G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust or the Adviser (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended August 31, 2023, each Fund (except for International Developed Dynamic Multifactor ETF) had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each applicable Fund as listed below:

Amount

Russell 1000® Dynamic Multifactor ETF	$38,378

Russell 2000® Dynamic Multifactor ETF	12,106

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books

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and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.	Other Risks

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on a Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities are also subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. From time to time, certain companies in which the Funds invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or in countries the U.S. Government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. Government identifies as state sponsors of terrorism or subjects to sanctions.

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund

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rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to each Fund’s NAV.

Momentum Investing Risk. For certain Funds, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because International Developed Dynamic Multifactor ETF is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the

45

election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

International Developed Dynamic Multifactor ETF	0.34%

Russell 1000® Dynamic Multifactor ETF	0.29%

Russell 2000® Dynamic Multifactor ETF	0.39%

Through at least August 31, 2025, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2023, the Adviser waived fees for each Fund in the following amounts:

International Developed Dynamic Multifactor ETF	$108

Russell 1000® Dynamic Multifactor ETF	1,361

Russell 2000® Dynamic Multifactor ETF	94

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement on behalf of each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

International Developed Dynamic Multifactor ETF	FTSE International Ltd.

Russell 1000® Dynamic Multifactor ETF	Frank Russell Company

Russell 2000® Dynamic Multifactor ETF	Frank Russell Company

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended August 31, 2023, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Russell 1000® Dynamic Multifactor ETF	$1,249,388

Russell 2000® Dynamic Multifactor ETF	158,851

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

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Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
International Developed Dynamic Multifactor ETF

Investments in Securities

Common Stocks & Other Equity Interests	$235,943,728	$473,864	$-	$236,417,592

Money Market Funds	-	18,113,428	-	18,113,428

Total Investments	$235,943,728	$18,587,292	$-	$254,531,020

Russell 1000® Dynamic Multifactor ETF
Investments in Securities

Common Stocks & Other Equity Interests	$4,768,617,149	$-	$76,431	$4,768,693,580

Money Market Funds	-	448,237,795	-	448,237,795

Total Investments	$4,768,617,149	$448,237,795	$76,431	$5,216,931,375

Russell 2000® Dynamic Multifactor ETF
Investments in Securities

Common Stocks & Other Equity Interests	$352,281,814	$-	$-	$352,281,814

Money Market Funds	-	71,097,645	-	71,097,645

Total Investments	$352,281,814	$71,097,645	$-	$423,379,459

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2023 and 2022:

	2023	2022
	Ordinary Income*	Ordinary Income*
International Developed Dynamic Multifactor ETF	$3,933,666	$6,081,841

Russell 1000® Dynamic Multifactor ETF	44,995,732	22,289,549
Russell 2000® Dynamic Multifactor ETF	3,921,465	1,629,687

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation- Investments	Net Unrealized Appreciation- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
International Developed Dynamic Multifactor ETF	$3,188,260	$5,670,712	$5,784	$(24,734,717)	$253,022,321	$237,152,360

Russell 1000® Dynamic Multifactor ETF	11,435,926	74,161,913	-	(449,114,654)	5,137,926,593	4,774,409,778

Russell 2000® Dynamic Multifactor ETF	860,179	3,123,039	-	(87,880,630)	436,524,262	352,626,850

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of August 31, 2023, as follows:

	No expiration
	Short-Term	Long-Term	Total*
International Developed Dynamic Multifactor ETF	$23,468,720	$1,265,997	$24,734,717

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	No expiration
	Short-Term	Long-Term	Total*
Russell 1000® Dynamic Multifactor ETF	$449,114,654	$-	$449,114,654
Russell 2000® Dynamic Multifactor ETF	87,124,667	755,963	87,880,630

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended August 31, 2023, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
International Developed Dynamic Multifactor ETF	$495,905,517	$482,491,756

Russell 1000® Dynamic Multifactor ETF	10,598,662,773	10,524,216,611

Russell 2000® Dynamic Multifactor ETF	833,377,771	830,215,308

For the fiscal year ended August 31, 2023, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales
International Developed Dynamic Multifactor ETF	$124,971,298	$27,096,773

Russell 1000® Dynamic Multifactor ETF	5,458,107,521	3,074,341,151

Russell 2000® Dynamic Multifactor ETF	522,467,240	320,890,127

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of August 31, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation	Cost
International Developed Dynamic Multifactor ETF	$11,468,837	$(5,798,125)	$5,670,712	$248,860,308
Russell 1000® Dynamic Multifactor ETF	221,362,453	(147,200,540)	74,161,913	5,142,769,462
Russell 2000® Dynamic Multifactor ETF	24,994,134	(21,871,095)	3,123,039	420,256,420

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and passive foreign investment companies, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2023, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
International Developed Dynamic Multifactor ETF	$1,742,229	$(5,239,637)	$3,497,408
Russell 1000® Dynamic Multifactor ETF	(167,915)	(315,049,021)	315,216,936
Russell 2000® Dynamic Multifactor ETF	70,026	(31,468,421)	31,398,395

NOTE 8–Trustees’ and Officer’s Fees

The Adviser, as a result of each Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Funds. The Interested Trustee does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

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NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Self-Indexed Fund Trust and Shareholders of Invesco International Developed Dynamic Multifactor ETF, Invesco Russell 1000® Dynamic Multifactor ETF and Invesco Russell 2000® Dynamic Multifactor ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco International Developed Dynamic Multifactor ETF, Invesco Russell 1000® Dynamic Multifactor ETF and Invesco Russell 2000® Dynamic Multifactor ETF (three of the funds constituting Invesco Exchange-Traded Self-Indexed Fund Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 23, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Self-Indexed Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco International Developed Dynamic Multifactor ETF (IMFL)

Actual	$1,000.00	$1,095.10	0.34%	$1.80

Hypothetical (5% return before expenses)	1,000.00	1,023.49	0.34	1.73

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)

Actual	1,000.00	1,073.40	0.29	1.52

Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)

Actual	1,000.00	984.50	0.39	1.95

Hypothetical (5% return before expenses)	1,000.00	1,023.24	0.39	1.99

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2023. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*
Invesco International Developed Dynamic Multifactor ETF	0%	54%	0%	0%	0%
Invesco Russell 1000® Dynamic Multifactor ETF	0%	79%	99%	0%	0%
Invesco Russell 2000® Dynamic Multifactor ETF	11%	72%	89%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

	Foreign Taxes Per Share	Foreign Source Income Per Share
Invesco International Developed Dynamic Multifactor ETF	$0.0431	$0.5241

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of August 31, 2023

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2016	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	211	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).
Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007- 2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	211	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	211	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

54

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	211	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

55

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee and Trustee since 2016	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	211	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee and Trustee since 2016	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	211	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

56

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	211	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

57

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	211	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Since 2016	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	211	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

58

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Manager, Invesco Investment Advisers, LLC (2023-Present); formerly, Vice President, Invesco Indexing LLC (2020-2022); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	211	None.

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

59

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008- 2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

60

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007- 2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2016	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

61

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

62

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2023, the Board of Trustees of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco BulletShares 2023 Corporate Bond ETF	Invesco BulletShares 2023 Municipal Bond ETF

Invesco BulletShares 2024 Corporate Bond ETF	Invesco BulletShares2024 Municipal Bond ETF

Invesco BulletShares 2025 Corporate Bond ETF	Invesco BulletShares2025 Municipal Bond ETF

Invesco BulletShares 2026 Corporate Bond ETF	Invesco BulletShares2026 Municipal Bond ETF

Invesco BulletShares 2027 Corporate Bond ETF	Invesco BulletShares2027 Municipal Bond ETF

Invesco BulletShares 2028 Corporate Bond ETF	Invesco BulletShares2028 Municipal Bond ETF

Invesco BulletShares 2029 Corporate Bond ETF	Invesco BulletShares2029 Municipal Bond ETF

Invesco BulletShares 2030 Corporate Bond ETF	Invesco BulletShares2030 Municipal Bond ETF

Invesco BulletShares 2031 Corporate Bond ETF	Invesco BulletShares2031 Municipal Bond ETF

Invesco BulletShares 2023 High Yield Corporate Bond ETF	Invesco International Developed Dynamic Multifactor ETF

Invesco BulletShares 2024 High Yield Corporate Bond ETF	Invesco Investment Grade Defensive ETF

Invesco BulletShares 2025 High Yield Corporate Bond ETF	Invesco Racial and Gender Diversity ETF

Invesco BulletShares 2026 High Yield Corporate Bond ETF	Invesco RAFITM Strategic US ETF

Invesco BulletShares 2027 High Yield Corporate Bond ETF	Invesco Russell 1000® Dynamic Multifactor ETF

Invesco BulletShares 2028 High Yield Corporate Bond ETF	Invesco Russell 2000® Dynamic Multifactor ETF

Invesco BulletShares 2029 High Yield Corporate Bond ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided or to be provided, (ii) the investment performance of each Fund, as applicable, and the Adviser, (iii) the fees paid or to be paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided or to be provided and estimated profits realized by the Adviser, as applicable, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed or to be performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds (except Invesco Racial and Gender Diversity ETF which had not yet commenced operations as of December 31, 2022) and their underlying indexes for the one-year, three-year, five-year and since-inception periods ended December 31, 2022, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds (“ETFs”) businesses of Guggenheim Capital LLC (“Guggenheim”) on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement. The Board concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

63

Approval of Investment Advisory Contracts–(continued)

Based on its review, the Board concluded that the nature, extent and quality of services provided or to be provided by the Adviser to the Funds under the Investment Advisory Agreement were or were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged or to be charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

•

0.10% of the Fund’s average daily net assets for each of Invesco BulletShares 2023 Corporate Bond ETF, Invesco BulletShares 2024 Corporate Bond ETF, Invesco BulletShares 2025 Corporate Bond ETF, Invesco BulletShares 2026 Corporate Bond ETF, Invesco BulletShares 2027 Corporate Bond ETF, Invesco BulletShares 2028 Corporate Bond ETF, Invesco BulletShares 2029 Corporate Bond ETF, Invesco BulletShares 2030 Corporate Bond ETF and Invesco BulletShares 2031 Corporate Bond ETF;

•	0.13% of the Fund’s average daily net assets for Invesco Investment Grade Defensive ETF;

•

0.18% of the Fund’s average daily net assets for each of Invesco BulletShares 2023 Municipal Bond ETF, Invesco BulletShares 2024 Municipal Bond ETF, Invesco BulletShares 2025 Municipal Bond ETF, Invesco BulletShares 2026 Municipal Bond ETF, Invesco BulletShares 2027 Municipal Bond ETF, Invesco BulletShares 2028 Municipal Bond ETF, Invesco BulletShares 2029 Municipal Bond ETF, Invesco BulletShares 2030 Municipal Bond ETF and Invesco BulletShares 2031 Municipal Bond ETF;

•	0.19% of the Fund’s average daily net assets for Invesco RAFITM Strategic US ETF;

•	0.25% of the Fund’s average daily net assets for Invesco Racial and Gender Diversity ETF;

•	0.29% of the Fund’s average daily net assets for Invesco Russell 1000® Dynamic Multifactor ETF;

•	0.34% of the Fund’s average daily net assets for Invesco International Developed Dynamic Multifactor ETF;

•	0.39% of the Fund’s average daily net assets for Invesco Russell 2000® Dynamic Multifactor ETF; and

•

0.42% of the Fund’s average daily net assets for each of Invesco BulletShares 2023 High Yield Corporate Bond ETF, Invesco BulletShares 2024 High Yield Corporate Bond ETF, Invesco BulletShares 2025 High Yield Corporate Bond ETF, Invesco BulletShares 2026 High Yield Corporate Bond ETF, Invesco BulletShares 2027 High Yield Corporate Bond ETF, Invesco BulletShares 2028 High Yield Corporate Bond ETF and Invesco BulletShares 2029 High Yield Corporate Bond ETF.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco BulletShares 2023 Corporate Bond ETF	X		X

Invesco BulletShares 2024 Corporate Bond ETF	X		X

Invesco BulletShares 2025 Corporate Bond ETF	X		X

Invesco BulletShares 2026 Corporate Bond ETF	X		X

Invesco BulletShares 2027 Corporate Bond ETF	X		X

Invesco BulletShares 2028 Corporate Bond ETF	X		X

Invesco BulletShares 2029 Corporate Bond ETF	X		X

Invesco BulletShares 2030 Corporate Bond ETF	X		X

Invesco BulletShares 2031 Corporate Bond ETF	X		X

Invesco BulletShares 2023 High Yield Corporate Bond ETF		N/A	X

64

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco BulletShares 2024 High Yield Corporate Bond ETF		N/A	X

Invesco BulletShares 2025 High Yield Corporate Bond ETF		N/A	X

Invesco BulletShares 2026 High Yield Corporate Bond ETF		N/A	X

Invesco BulletShares 2027 High Yield Corporate Bond ETF		N/A	X

Invesco BulletShares 2028 High Yield Corporate Bond ETF		N/A	X

Invesco BulletShares 2029 High Yield Corporate Bond ETF		N/A	X

Invesco BulletShares 2023 Municipal Bond ETF		N/A	X

Invesco BulletShares 2024 Municipal Bond ETF		N/A	X

Invesco BulletShares 2025 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2026 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2027 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2028 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2029 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2030 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2031 Municipal Bond ETF	X	N/A	X

Invesco International Developed Dynamic Multifactor ETF			X

Invesco Investment Grade Defensive ETF	X	X	X

Invesco Racial and Gender Diversity ETF	X	X	X

Invesco RAFITM Strategic US ETF	X		X

Invesco Russell 1000® Dynamic Multifactor ETF	X		X

Invesco Russell 2000® Dynamic Multifactor ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco Russell 1000® Dynamic Multifactor ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided or to be provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that the unitary advisory fee charged or to be charged to each Fund was reasonable and appropriate in light of the services provided or to be provided, the nature of the index, the distinguishing factors of the Fund and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees did not consider the revenues received by the Adviser under the Investment Advisory Agreement or the estimated profitability of the Adviser in managing Invesco Racial and Gender Diversity ETF because the Fund had not yet commenced operations as of December 31, 2022. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the

65

Approval of Investment Advisory Contracts–(continued)

Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc. and Invesco Indexing LLC, affiliates of the Adviser, serve as each Fund’s distributor and index provider and are paid a distribution fee and licensing fee, respectively, by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

66

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2023 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	O-ESG-AR-1	invesco.com/ETFs

(b)	Not Applicable.

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended August 31, 2023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he/she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he/she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his/her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for pre-approved services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2023	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2022
Audit Fees	$591,320	$630,640
Audit-Related Fees(1)	$11,000	$0
Tax Fees(2)	$455,600	$503,956
All Other Fees	$0	$0

Total Fees	$1,057,920	$1,134,596

(1)	Audit-Related Fees for the fiscal year ended August 31, 2023 includes fees billed for reviewing regulatory filings.
(2)

Tax Fees for the fiscal years ended August 31, 2023, and 2022 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$957,000	$760,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$957,000	$760,000

(1)	Audit-Related Fees for the fiscal years ended 2023 and 2022 include fees billed related to reviewing controls at a service organization.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to	Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services

Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.

Last Reviewed by Compliance for Accuracy	June 15, 2018

Effective Date	June 26, 2009

Amended Dates	March 12, 2015 and June 15, 2018

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the

Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $6,721,000 for the fiscal year ended August 31, 2023 and $5,748,000 for the fiscal year ended August 31, 2022 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $8,133,600 for the fiscal year ended August 31, 2023 and $7,011,956 for the fiscal year ended August 31, 2022.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $33 million and non-audit services of approximately $19 million for the fiscal year ended 2023. The Audit Committee considered this information in evaluating PwC’s independence.

(i)	Not Applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99. CODEETH.

(a)(2)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Invesco Exchange-Traded Self-Indexed Fund Trust

By:	/s/ Anna Paglia
Name:	Anna Paglia
Title:	President

Date: November 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Anna Paglia
Name:	Anna Paglia
Title:	President

Date: November 3, 2023

By:	/s/ Kelli Gallegos
Name:	Kelli Gallegos
Title:	Treasurer

Date:	November 3, 2023